As filed with the Securities and Exchange Commission on January 28, 2009
File Nos. 333-76651, 811-09301

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 29	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 32	☒
(Check appropriate box or boxes)

TIAA-CREF Funds
(Exact Name of Registrant as Specified in Charter)
(Formerly, the TIAA-CREF Institutional Mutual Funds)

730 Third Avenue
New York, New York 10017-3206
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (800) 842-2733

Stewart P. Greene, Esq.
TIAA-CREF Funds
730 Third Avenue
New York, New York 10017-3206
(Name and Address of Agent for Service)

Copy to:
Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering:
As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On February 1, 2009 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph 9(a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

FEBRUARY 1, 2009

TIAA-CREF FUNDS
(Formerly, the TIAA-CREF Institutional Mutual Funds)

Institutional Class

■	Growth Equity Fund	■	Small-Cap Value Index Fund
■	Growth & Income Fund	■	Small-Cap Blend Index Fund
■	International Equity Fund	■	International Equity Index Fund
■	Large-Cap Growth Fund	■	Enhanced International Equity Index Fund
■	Large-Cap Value Fund	■	Enhanced Large-Cap Growth Index Fund
■	Mid-Cap Growth Fund	■	Enhanced Large-Cap Value Index Fund
■	Mid-Cap Value Fund	■	Social Choice Equity Fund
■	Small-Cap Equity Fund	■	Real Estate Securities Fund
■	Large-Cap Growth Index Fund	■	Managed Allocation Fund
■	Large-Cap Value Index Fund	■	Bond Fund
■	Equity Index Fund	■	Bond Plus Fund
■	S&P 500 Index Fund	■	Short-Term Bond Fund
■	Mid-Cap Growth Index Fund	■	High-Yield Fund
■	Mid-Cap Value Index Fund	■	Tax-Exempt Bond Fund
■	Mid-Cap Blend Index Fund	■	Inflation-Linked Bond Fund
■	Small-Cap Growth Index Fund	■	Money Market Fund

This Prospectus describes the Institutional Class shares offered by thirty-two investment portfolios (each, a “Fund”) of the TIAA-CREF Funds (the “Trust”). The Trust also offers Retirement and Retail Class shares through separate prospectuses dated February 1, 2009.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, although certain investments in the Money Market Fund are guaranteed by the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program imposes a number of restrictions and conditions and does not protect shares in the Fund acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date (for more information, see the discussion on the Money Market Fund within). An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOTE TO INVESTORS

MID-CAP GROWTH INDEX FUND
MID-CAP VALUE INDEX FUND
MID-CAP BLEND INDEX FUND
SMALL-CAP GROWTH INDEX FUND
SMALL-CAP VALUE INDEX FUND

          The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization and Termination (“Plan”) on behalf of each of the Funds listed above (each, a “Target Fund”). Under the Plan, each Target Fund would transfer all of its assets and liabilities to another series of the Trust (each, an “Acquiring Fund”) in exchange for Acquiring Fund shares, as shown in the table below.

TARGET FUNDS	ACQUIRING FUNDS

TIAA-CREF Mid-Cap Growth Index Fund	TIAA-CREF Equity Index Fund
TIAA-CREF Mid-Cap Value Index Fund
TIAA-CREF Mid-Cap Blend Index Fund

TIAA-CREF Small-Cap Growth Index Fund	TIAA-CREF Small-Cap Blend Index Fund
TIAA-CREF Small-Cap Value Index Fund

          When the reorganizations are effected, each Target Fund shareholder will receive the same class of shares of the corresponding Acquiring Fund equal in value to their shares in the Target Fund on the date of the transfer. Each Target Fund will subsequently cease operations and be terminated. It is currently expected that the reorganizations will occur in mid-2009.

          Shortly before the effective date of the reorganizations, the Target Funds’ investment adviser, Teachers Advisors, Inc. (“Advisors”), will reposition the Target Funds’ portfolio holdings to the extent necessary to facilitate an orderly transition of assets to the Acquiring Funds in the reorganizations. During this transition period, the Target Funds may not be pursuing their stated investment objectives, policies or strategies and they may be subject to different investment risks. Furthermore, such sales and purchases may be made at a disadvantageous time, could result in increased transactional costs and may result in taxable gains or losses for the Target Funds, the Acquiring Funds and/or the Funds’ shareholders.

          Please note that the Target Funds were already closed for sales to most new investors effective as of the close of business on July 31, 2008 (per Prospectus Supplement No. 1 dated May 23, 2008). This means that any investors (except for retirement and education savings plan participants whose plan includes a share class of one or more of the Target Funds as a plan option and separate account contractowners) who had not previously established an account in a particular share class of the Target Funds as of July 31, 2008 are not able to open new accounts for that share class in such Funds after that date. In addition, all sales of shares of the Target Funds (including the reinvestment of dividends and automatic investments) are expected to be suspended shortly before the

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus   3

consummation of the reorganization to facilitate the transfer of the Target Funds’ assets to the Acquiring Funds.

          Additional information about the reorganizations will be provided in a more detailed mailing that will be sent to each Target Fund shareholder well in advance of the date of the reorganizations. Additional information will also be available at that time on the Funds’ website at www.tiaa-cref.org.

TIAA-CREF Growth Equity Fund

          The Board of Trustees of the Trust has adopted a Plan of Liquidation (“Plan”) for the Growth Equity Fund (“Fund”) under which the Fund will be liquidated and its net assets distributed to shareholders in mid-April, 2009. Under the Plan:

•

Normal Business Operations Continue From Now Through April 14, 2009. The Fund will continue normal business operations and remain fully invested as described in the Prospectus until the end of business on or about April 14, 2009.

•

Fund Liquidation Begins April 15, 2009. The Fund will cease normal business operations on or about April 15, 2009 and thereafter limit its activities to the winding down of its business affairs and the liquidation and distribution of its net assets to shareholders.

•

Shareholders Receive Liquidating Distribution April 17, 2009. The net assets of the Fund will be distributed to shareholders of record on or about April 16, 2009 (“Record Date”) in a single planned liquidating distribution on or about April 17, 2009 (“Liquidation Date”). The Fund intends to redeem on the Liquidation Date all shares that were outstanding on the Record Date based on Record Date share prices, as described in the Prospectus under “CALCULATING SHARE PRICE.” Redemption proceeds may include cash and/or portfolio securities depending on the dollar amount or size of a shareholder’s investment, as described in the Prospectus under “HOW TO REDEEM SHARES—In-Kind Redemption of Shares.” Shareholders may redeem any portion or all of their Fund shares at any time prior to the Liquidation Date.

•	Fund Terminated and All Shares Cancelled After Liquidation Date. The Fund will be terminated and its outstanding shares cancelled after the Liquidation Date.

          Additional information about the liquidation and termination of the Fund will be provided in a more detailed mailing that will be sent to each Fund shareholder well in advance of the Liquidation Date. Additional information will also be available at that time on the Fund’s website at www.tiaa-cref.org. You may contact the Fund at any time to discuss alternative investment options within the TIAA-CREF fund lineup.

4  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

          The thirty-two Funds of the Trust offered in this Prospectus are divided into five general types:

•	Twenty-three Equity Funds that invest primarily in equity securities. The Equity Funds consist of four subcategories of Equity Funds reflecting different investment management techniques. They are:

Active Equity Funds:

•	Growth Equity Fund

•	Growth & Income Fund

•	International Equity Fund

•	Large-Cap Growth Fund

•	Large-Cap Value Fund

•	Mid-Cap Growth Fund

•	Mid-Cap Value Fund

•	Small-Cap Equity Fund

Index Funds:

•	Large-Cap Growth Index Fund

•	Large-Cap Value Index Fund

•	Equity Index Fund

•	S&P 500 Index Fund

•	Mid-Cap Growth Index Fund

•	Mid-Cap Value Index Fund

•	Mid-Cap Blend Index Fund

•	Small-Cap Growth Index Fund

•	Small-Cap Value Index Fund

•	Small-Cap Blend Index Fund

•	International Equity Index Fund

Enhanced Index Funds:

•	Enhanced International Equity Index Fund

•	Enhanced Large-Cap Growth Index Fund

•	Enhanced Large-Cap Value Index Fund

Specialty Equity Fund:

•	Social Choice Equity Fund

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus   5

•	The Real Estate Securities Fund, which invests primarily in equity securities of companies principally engaged in or related to the real estate industry.

•	A Balanced Fund that invests primarily in other mutual funds through a “fund of funds” approach:

	•	Managed Allocation Fund

•	Six Fixed-Income Funds, which invest primarily in fixed-income securities:

	•	Bond Fund

	•	Bond Plus Fund

	•	High-Yield Fund

	•	Inflation-Linked Bond Fund

	•	Short-Term Bond Fund

	•	Tax-Exempt Bond Fund

•	The Money Market Fund, which invests primarily in high-quality, short-term money market instruments.

GENERAL INFORMATION ABOUT THE FUNDS

          This Prospectus describes the Funds, each of which is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. Except for the Tax-Exempt Bond Fund (as noted below), the investment objective of each Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          As noted in the investment strategy descriptions below, most of the Funds have a policy of normally investing at least 80% of their assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by their names. However, this 80% policy does not apply to the use of the words “growth” or “value” in the Funds’ names. The term “equity securities” means an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of the 80% policy of the Funds, the term includes common stocks, preferred stocks, convertible securities, warrants, equity-linked derivatives and other securities which, by their terms, are convertible to common stock. Except for the Tax-Exempt Bond Fund, shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy. For the Tax-Exempt Bond Fund, this policy can only be changed by a vote of its shareholders.

6  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

          Please see the Glossary toward the end of the Prospectus for certain defined terms used in the Prospectus.

Equity Funds

          This Prospectus includes twenty-three Funds that invest primarily in equity securities. There are four subcategories of Equity Funds: Active Equity Funds, Index Funds, Enhanced Index Funds and Specialty Equity Funds.

         Principal Risks of Investing in the Equity Funds

          In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

          An investment in an Equity Fund, or any Fund’s equity investments, will be subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Funds may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus   7

          The Funds that make foreign investments, particularly the International Equity Fund, International Equity Index Fund and Enhanced International Equity Index Fund, are subject to:

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          The Funds that are managed according to a growth or value investment style are subject to:

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios.

The Funds that are managed according to a growth investment style are subject to:

•

Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

8  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

The Funds that are managed according to a value investment style are subject to:

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired and therefore do not perform as anticipated.

The Index Funds and the Enhanced Index Funds are subject to:

•

Index Risk—The risk that an Index Fund’s performance will not correspond to its benchmark index for any period of time. Although each Index Fund attempts to use the investment performance of its respective index as a baseline, an Index Fund may not duplicate the exact composition of its index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index, or the ability of an Enhanced Index Fund to enhance its performance relative to that of its index, is adversely affected by the costs of buying and selling investments as well as other expenses. Seeking enhanced results relative to an index may cause the Enhanced Index Funds to underperform their indices. Therefore, none of the Index Funds can guarantee that its performance will match or, in the case of Enhanced Index Funds, exceed its index for any period of time.

Because the Funds are managed by an investment adviser, they are subject to two types of management risks:

The Funds that are managed, in whole or in part, according to active management investment techniques are subject to:

•

Active Management Risk—The performance of Funds that are actively managed reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Fund's investment objective. As a result of active management, such Funds could underperform other mutual funds with similar investment objectives.

The Funds that are managed, in whole or in part, according to a quantitative investment methodology are subject to:

•

Quantitative Analysis Risk—The risk that securities selected using quantitative analysis can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

The Funds that invest in options, futures, swaps and other types of derivative securities, particularly the Enhanced Index Funds, are subject to:

•

Derivatives Risk—The risk that the prices of certain derivatives may not correlate perfectly with the prices or performance of the underlying securities, currencies or other assets. Derivatives also present the risk of default by the other party to the derivative instrument, and some derivatives

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  9

are, or may suddenly become, illiquid. A liquid secondary market for over-the-counter derivatives such as options may not be available at a particular time. In addition, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of a Fund than if it had not entered into any derivatives transactions.

The Funds that invest in large-cap securities, particularly the Growth Equity Fund, Growth & Income Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Enhanced Large-Cap Growth Index Fund and Enhanced Large-Cap Value Index Fund, are subject to:

•

Large-Cap Risk—the risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

          The Funds that invest in mid- and small-cap securities, particularly the Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index and Small-Cap Blend Index Funds, as well as the Managed Allocation Fund, are subject to:

•

Small-Cap/Mid-Cap Risk—Securities of small and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

Active Equity Funds

Growth Equity Fund

Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund will invest primarily in equity securities that the Funds’ investment adviser, Teachers Advisors, Inc. (“Advisors”) believes present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. Advisors looks for companies that it believes have the

10  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Advisors believes that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index, the Russell 1000® Growth Index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, active management risk, quantitative analysis risk and foreign investment risk. It is also subject to the risks of growth investing. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Growth & Income Fund

          Investment Objective: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in income-producing equity securities. The Fund will invest primarily in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. Advisors seeks to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index. The Fund focuses on equity securities of larger, well-established, mature growth companies that Advisors believes to be attractively valued, show the potential to appreciate faster than the rest of the market and offer a growing stream of dividend income. Mainly, Advisors looks for companies that are leaders in their respective industries, with sustainable competitive advantages. Advisors also looks for companies with management teams that are dedicated to creating shareholder value. The Fund

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  11

also may invest up to 20% of its assets in foreign investments when Advisors believes these companies offer more attractive investment opportunities. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line or above that of the S&P 500® Index. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the S&P 500® Index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of growth investing and the risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

         International Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. Advisors selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from their stock selection. However, the Fund’s sector and country exposure is regularly managed against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

          Advisors looks for companies of all sizes with:

•	sustainable earnings growth;

•	focused management with successful track records;

•	unique and easy-to-understand franchises (brands);

12  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

•	stock prices that do not fully reflect the stock’s potential value, based on current earnings, assets, and long-term growth prospects; and

•	consistent generation of free cash flow.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative investment techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

          Principal Investment Risks: The Fund is subject to foreign investment risk, market risk, quantitative analysis risk, active management risk and company risk. Foreign investment risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies.

          Foreign investments can involve risks beyond those of domestic investments. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek high long-term total returns, who understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  13

          Large-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund will invest primarily in large-cap equity securities that Advisors believes present the opportunity for growth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. Advisors looks for companies that it believes have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Advisors believes that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark, the Russell 1000® Growth Index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of growth investing. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

14  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          Large-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund will invest primarily in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index) that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of value investing. Accordingly, the Fund’s performance is often more volatile than the overall stock market and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Mid-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  15

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in mid-cap equity securities. The Fund will invest primarily in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Growth Index), that Advisors believes present the opportunity for growth.

          Advisors looks for equity securities of companies that it believes have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new areas of the economy, that have distinctive products or services and that are growing faster than the overall equity market. The Fund may also invest in companies that Advisors believes to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

          The Fund also uses proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, foreign investment risk, mid-cap risk, active management risk and quantitative analysis risk. The Fund also is subject to style risk and the risks of growth investing. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Mid-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in mid-cap equity securities. The Fund will invest primarily in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Value Index), that Advisors believes appear undervalued by the market based on an evaluation of their potential worth.

16  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, mid-cap risk, quantitative analysis risk, active management risk and foreign investment risk. In addition, the Fund is subject to style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Small-Cap Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. A small-cap equity security is a security within the capitalization range of the companies included in the Russell 2000® Index at the time of purchase. The Fund will invest primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations, that appear to have favorable prospects for significant long-term capital appreciation.

          The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. The Fund uses proprietary quantitative models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including:

•	the valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects; and

•	the price and volume trends of the stock.

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  17

          The score is used to form the portfolio, along with the following additional inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	correlations between the performance of the stocks in the universe; and

•	trading costs.

          The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

          The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in Advisors’ analysis.

          Principal Investment Risks: The Fund is subject to market risk, company risk, small-cap risk, active management risk and quantitative analysis risk. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

Index Funds

          Each of the Index Funds seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the various U.S. or foreign markets of publicly-traded stocks, as represented by a particular stock market index. Each of the Index Funds has a policy of investing, under normal circumstances, at least 80% of its assets in securities of its respective benchmark index and, as applicable, in large-, mid- and small-cap securities. For purposes of the 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. The Index Funds may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. Each of the Index Funds is described below.

          Principal Investment Strategy: Each Index Fund is designed to track various U.S. or foreign equity markets as a whole or a segment of these markets. Each Fund primarily invests its assets in equity securities selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, a Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by an Index Fund is not a fundamental policy of the Fund and may be changed without shareholder approval. The portfolio management teams for the Large-Cap Growth Index and Large-Cap Value Index Funds will attempt to build a portfolio that generally matches the market-weighted investment characteristics of each Fund’s respective benchmark index.

18  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          Principal Investment Risks: Generally, the Index Funds are subject to the same risks as the Equity Funds noted above. In particular, each Index Fund is subject to market, and index risk as well as company risk. Although each Index Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index and is subject to certain investment and operating expenses, which the index does not have. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time. As with any mutual fund, you can lose money by investing in any of the Index Funds.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Who May Want to Invest: Each of the Index Funds may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of its designated index.

          The index for each Index Fund is shown in the table below. These indices are described in detail below in “More About Benchmarks and Other Indices.”

Index Fund	Index

Large-Cap Growth Index Fund	Russell 1000® Growth Index
Large-Cap Value Index Fund	Russell 1000® Value Index
Equity Index Fund	Russell 3000® Index
S&P 500 Index Fund	S&P 500® Index
Mid-Cap Growth Index Fund	Russell Midcap® Growth Index
Mid-Cap Value Index Fund	Russell Midcap® Value Index
Mid-Cap Blend Index Fund	Russell Midcap® Index
Small-Cap Growth Index Fund	Russell 2000® Growth Index
Small-Cap Value Index Fund	Russell 2000® Value Index
Small-Cap Blend Index Fund	Russell 2000® Index
International Equity Index Fund	MSCI EAFE® Index

          Large-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

          Fund Benchmark: Russell 1000® Growth Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Growth Index Fund is subject to style risk, large-cap risk and the risks associated with growth investing.

          Large-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

          Fund Benchmark: Russell 1000® Value Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Value Index Fund is subject to style risk, large-cap risk and the risks associated with value investing.

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  19

          Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

          Fund Benchmark: Russell 3000® Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, because a small portion of the Fund’s index is comprised of smaller, lesser-known companies, the Fund is subject to small- and mid-cap risk.

         S&P 500 Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

          Fund Benchmark: S&P 500® Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the S&P 500 Index Fund is subject to large-cap risk.

          Mid-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

          Fund Benchmark: Russell Midcap® Growth Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Growth Index Fund is subject to style risk, the risks associated with growth investing and mid-cap risk.

          Mid-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

          Fund Benchmark: Russell Midcap® Value Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Value Index Fund is subject to style risk, the risks of value investing and mid-cap risk.

          Mid-Cap Blend Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

          Fund Benchmark: Russell Midcap® Index.

20  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Blend Index Fund is subject to mid-cap risk.

          Small-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

          Fund Benchmark: Russell 2000® Growth Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Growth Index Fund is subject to style risk. It is subject to the risks associated with growth investing and small-cap risk.

          Small-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

          Fund Benchmark: Russell 2000® Value Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Value Index Fund is subject to style risk, the risks of value investing and small-cap risk.

          Small-Cap Blend Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

          Fund Benchmark: Russell 2000® Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Blend Index Fund is subject to small-cap risk.

          International Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

          Fund Benchmark: MSCI EAFE® Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the International Equity Index Fund is subject to foreign investment risk and large- and mid-cap risk. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

          Foreign investments can involve risks beyond those of domestic investments. These include: (1) changes in currency exchange rates; (2) possible imposition of

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  21

market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          Please see “Principal Risks of Equity Investments” above for more information.

Enhanced Index Funds

          Enhanced International Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

          Principal Investment Strategies: The Fund follows an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to the Fund’s benchmark index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match the index. The Fund’s benchmark index is the MSCI EAFE® Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers included in the MSCI EAFE® Index at the time of purchase, but not necessarily at index weightings. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States.

          Enhanced index strategies employ quantitative modeling techniques for stock selection, country allocation and portfolio construction. With enhanced indexing, the Fund may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Fund’s benchmark index, while also seeking to outperform the benchmark index. Enhanced indexing is designed so that the Fund diverges from its benchmark index more than a pure indexing strategy with the goal of outperforming its benchmark index.

22   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          Under these quantitative modeling techniques, a number of variables related to individual stocks are evaluated to select a broadly diversified group of stocks that may have the potential to provide a higher total return than that of the benchmark index, the MSCI EAFE® Index. The Fund uses a proprietary, quantitative stock scoring model based on financial and investment theories, along with other inputs described below, to evaluate and score a broad universe of stocks in which the Fund invests. This stock scoring model typically weighs many different factors, including:

•	the historical valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects of the issuer;

•	profitability of the issuer; and

•	the price and volume trends of the stock.

          The resulting score is used to construct the Fund’s portfolio, along with the following inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	performance attribution and feedback, including correlations between the performance of the stocks in the universe; and

•	trading costs.

          Advisors will generally attempt to overweight securities (relative to the benchmark) that score high in the stock selection screening process and to either not hold or underweight securities that score low in the screening process. The Fund may also purchase and sell swaps and other equity derivatives to carry out the Fund’s investment strategies. The overall goal is to build a portfolio of stocks and other equity investments that seeks to provide a higher total return than that of the Fund’s benchmark index while effectively managing benchmark relative risks.

          The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the process of selecting individual securities may be affected by factors not taken into account in Advisors’ analysis.

          Principal Investment Risks: The Fund is subject to foreign investment risk, market risk and company risk. The Fund is also subject to derivatives risk, quantitative analysis risk and index risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

          Foreign investments can involve risks beyond those of domestic investments. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  23

political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          Who May Want to Invest: The Fund may be appropriate for investors who seek long-term total returns, understand the advantages of diversification across international markets, are willing to tolerate the greater risks of foreign investments and want to invest in an enhanced index fund that seeks higher performance than the Fund’s benchmark index while delivering a controlled risk profile.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Enhanced Large-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

          Principal Investment Strategies: The Fund follows an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to the benchmark index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match the index. The Fund’s benchmark index is the Russell 1000® Growth Index. Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities of issuers included in the Russell 1000® Growth Index at the time of purchase, but not necessarily at index weightings. For purposes of the 80% test, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. Generally, these equity securities will be those of large capitalization companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

          Enhanced index strategies employ quantitative modeling techniques for both stock selection and portfolio construction. With enhanced indexing, the Fund may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Fund’s benchmark index, while also seeking to outperform the benchmark index.

24   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Enhanced indexing is designed so that the Fund diverges from its benchmark index more than a pure indexing strategy with the goal of outperforming its benchmark index.

          Under these quantitative modeling techniques, a number of variables related to individual stocks are evaluated to select a broadly diversified group of stocks that may have the potential to provide a higher total return than that of the benchmark index, the Russell 1000® Growth Index. The Fund uses a proprietary, quantitative stock scoring model based on financial and investment theories, along with other inputs described below, to evaluate and score a broad universe of stocks in which the Fund invests. This stock scoring model typically weighs many different factors, including:

•	the historical valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects of the issuer;

•	profitability of the issuer; and

•	the price and volume trends of the stock.

          The resulting score is used to construct the Fund’s portfolio, along with the following inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	performance attribution and feedback, including correlations between the performance of the stocks in the universe; and

•	trading costs.

          Advisors will generally attempt to overweight securities (relative to the benchmark) that score high in the stock selection screening process and to either not hold or underweight securities that score low in the screening process. The Fund may also purchase and sell swaps and other equity derivatives to carry out the Fund’s investment strategies. The overall goal is to build a portfolio of stocks and other equity investments that seeks to provide a higher total return than that of the Fund’s benchmark index while effectively managing benchmark relative risks. The Fund may also purchase foreign securities and securities issued in connection with reorganizations and other special situations.

          The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the process of selecting individual securities may be affected by factors not taken into account in Advisors’ analysis.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk and foreign investment risk. It is also subject to derivatives risk, quantitative analysis risk, index risk and the risks of growth investing. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek long-term total return through capital appreciation but are willing to tolerate

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  25

fluctuations in value and who want to invest in an enhanced index fund that seeks higher performance than the Fund’s benchmark index while delivering a controlled risk profile.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Enhanced Large-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

          Principal Investment Strategies: The Fund follows an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to the benchmark index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match the index. The Fund’s benchmark index is the Russell 1000® Value Index. Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large domestic companies included in the Russell 1000® Value Index at the time of purchase, but not necessarily at index weightings. For purposes of the 80% test, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase.

          Enhanced index strategies employ quantitative modeling techniques for both stock selection and portfolio construction. With enhanced indexing, the Fund may use several different investment techniques to build a portfolio of stocks that is structured to resemble and share the risk characteristics of the Fund’s benchmark index, while also seeking to outperform the benchmark index. Enhanced indexing is designed so that the Fund diverges from its benchmark index more than a pure indexing strategy with the goal of outperforming its benchmark index.

          Under these quantitative modeling techniques, a number of variables related to individual stocks are evaluated to select a broadly diversified group of stocks that may have the potential to provide a higher total return than that of the benchmark index, the Russell 1000® Value Index. The Fund uses a proprietary, quantitative stock scoring model based on financial and investment theories, along with other inputs described below, to evaluate and score a broad universe of stocks in which the Fund invests. This stock scoring model typically weighs many different factors, including:

•	the historical valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects of the issuer;

•	profitability of the issuer; and

•	the price and volume trends of the stock.

26   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          The resulting score is used to construct the Fund’s portfolio, along with the following inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	performance attribution and feedback, including correlations between the performance of the stocks in the universe; and

•	trading costs.

          Advisors will generally attempt to overweight securities (relative to the benchmark) that score high in the stock selection screening process and to either not hold or underweight securities that score low in the screening process.

          The Fund may also purchase and sell swaps and other equity derivatives to carry out the Fund’s investment strategies. The overall goal is to build a portfolio of stocks and other equity investments that seek to provide a higher total return than that of the Fund’s benchmark index while effectively managing benchmark relative risks. The Fund may also purchase foreign securities and securities issued in connection with reorganizations and other special situations.

          The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the process of selecting individual securities may be affected by factors not taken into account in Advisors’ analysis.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk and foreign investment risk. It is also subject to derivatives risk, quantitative analysis risk, index risk and the risks of value investing. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek long-term total return through capital appreciation using a value investment style and who want to invest in an enhanced index fund that seeks higher performance than the Fund’s benchmark index while delivering a controlled risk profile.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

Specialty Equity Fund

          This Prospectus includes the following Specialty Equity Fund: the Social Choice Equity Fund.

          Social Choice Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  27

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund attempts to track the return of the U.S. stock market as represented by its benchmark, the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. See “More About Benchmarks and Other Indices” below for more information about the Fund’s benchmark.

          Current Social Criteria: The social criteria the Fund takes into consideration, and any universe of investments that the Fund utilizes, are non-fundamental investment policies. They can be changed without the approval of the Fund’s shareholders.

          The Fund primarily invests in companies that are screened by KLD Research and Analytics, Inc. (“KLD”) to favor companies that meet or exceed certain environmental, social and governance (“ESG”) criteria. The Fund does this by investing in companies included in the KLD Broad Market Social IndexSM (the “KLD BMS Index”), which is a subset of the 3,000 largest publicly-traded U.S. companies that meet or exceed the screening criteria described below.

          Prior to being eligible for inclusion in the KLD BMS Index, companies are subject to a comprehensive ESG performance evaluation conducted by KLD, consisting of numerous factors. The ESG evaluation process favors companies that are:

•	Strong stewards of the environment;

•	Devoted to serving local communities and society generally;

•	Committed to higher labor standards for their own employees and those in the supply chain;

•	Dedicated to producing high-quality and safe products; and

•	Managed in an exemplary and ethical manner.

          Examples of environmental assessment categories are management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.

          KLD then ranks companies by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards to be included in the KLD BMS Index. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the KLD BMS Index or the Fund. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.

28   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the KLD BMS Index or the Fund, most companies involved in these industries are ineligible for inclusion in the Index due to their poor overall ESG performance relative to their industry sector peers.

          The Corporate Governance and Social Responsibility Committee of the Trust’s Board of Trustees provides guidance with respect to the Fund’s social criteria. The Fund will do its best to ensure that its investments are consistent with its social criteria, but Advisors cannot guarantee that this will always be the case for every Fund holding. Even if an investment is not excluded by KLD’s criteria, Advisors has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to evaluate the implications of any future modifications KLD makes to its ESG evaluation process.

          The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its assets in foreign investments. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes.

          Principal Investment Risks: The Fund is subject to market risk, company risk, foreign investment risk, small-cap risk, mid-cap risk, active management risk and index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain social criteria.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

Real Estate Securities Fund

          Real Estate Securities Fund

          Investment Objective: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in the securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”),

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  29

including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund will invest primarily in equity securities of such companies. The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and Advisors’ belief in management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry. From time to time, the Fund may also invest in debt securities of companies principally engaged in or related to the real estate industry.

          An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Fund also may invest up to 15% of its assets in real estate securities of foreign issuers and up to 20% of its assets in equity (including preferred stock) and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Dow Jones Wilshire Real Estate Securities Index. Effective April 1, 2009, the Fund’s benchmark index will change to the FTSE NAREIT Equity REITS Index.

          Principal Investment Risks: The Fund is subject to the risks of real estate investing described below. It is also subject to active management risk, market risk, foreign investment risk and company risk, as described under “Principal Risks of Investing in the Equity Funds” above, and interest rate risk and income volatility risk, as described in “Principal Risks of Investing in the Fixed-Income Funds” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

          There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of

30   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

          In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that it could sell such securities at an inopportune time.

          The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management or have thinly-traded securities.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities and who are willing to accept the risk of investing in real estate securities.

          Please see “Principal Risks of Investing in the Equity Funds” above and “Principal Risks of Investing in the Fixed-Income Funds” below for more information.

Balanced Fund

          This Prospectus includes the following Balanced Fund: Managed Allocation Fund.

          Managed Allocation Fund

          Investment Objective: The Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Fund will pursue this goal through a “fund of funds” approach, whereby the Fund will make investments primarily in other mutual funds.

          Principal Investment Strategy: The Fund may invest in shares of underlying funds such as: (1) the Trust’s other investment funds; and (2) other mutual funds

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  31

or other permissible investment pools or products that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund may invest in underlying funds or products other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds or products may have different investment objectives and styles from those currently held by the Fund and may change the risk profile of the Fund. The Fund will notify you where the addition of underlying funds or products would have a material effect on the composition of the Fund’s investment portfolio.

          Generally, the Fund will seek to meet its investment objective by investing: (1) approximately 60% of its assets in equity funds including up to 5% of its assets in real estate funds; and (2) approximately 40% of its assets in fixed-income funds (“target allocations”).

          The Fund currently intends to invest in the following equity funds:

•	Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential.

•	International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.

•

Large-Cap Growth Fund, which invests primarily in a diversified portfolio of common stocks that Advisors believes present the opportunity for growth, such as stocks of large-cap companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

•	Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that Advisors believes appear undervalued by the market based on an evaluation of their potential worth.

•	Mid-Cap Growth Fund, which invests primarily in mid-cap equity securities that Advisors believes present the opportunity for growth.

•	Mid-Cap Value Fund, which invests primarily in mid-cap equity securities that Advisors believes are undervalued by the market based on an evaluation of their potential worth.

•

Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation.

•

Enhanced International Equity Index Fund, which seeks to enhance the return of the Fund relative to the MSCI EAFE® Index by investing in equity securities of foreign issuers within this index, but not necessarily at index weightings.

•

Enhanced Large-Cap Growth Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Growth Index by investing in large-cap equity securities of issuers within this index, but not necessarily at index weightings.

32   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

•

Enhanced Large-Cap Value Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Value Index by investing in large-cap equity securities of issuers within this index, but not necessarily at index weightings.

          The Managed Allocation Fund may invest in the Real Estate Securities Fund, which invests primarily in equity securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets such as REITs, to gain asset allocation exposure to the real estate industry.

          The Fund currently intends to invest in the following fixed-income funds:

•

Bond Plus Fund, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment-grade securities.

•	Short-Term Bond Fund, which invests primarily in a broad range of U.S. Treasury and agency securities, and corporate bonds with maturities from 1-5 years.

•

High-Yield Fund, which invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.

•	Inflation-Linked Bond Fund, which invests primarily in inflation-linked bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the security.

          As a result of its investments in the underlying funds, the Managed Allocation Fund’s returns will reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, the Fund monitors the foreign and domestic equity markets, as well as overall financial and economic conditions. If Advisors believes that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, it can adjust the percentage of investments in these underlying funds up or down by up to 5%. At any given time the Fund may hold between 0 to 5% of its assets in real estate funds. The Fund’s benchmark is a composite of three benchmark indices representing three types of market sectors within the equity and fixed-income underlying fund asset classes, i.e., domestic equity, international equity and fixed-income. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “More About Benchmarks and Other Indices” below.

          The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  33

between the yield on short-term and long-term bonds, the Fund will increase its investments in the Short-Term Bond Fund. The Fund will have less than 5% of its assets in the High-Yield Fund.

          The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if Advisors believes market conditions warrant. For example, the Fund might increase its holdings in fixed-income funds in periods when Advisors believes equity markets will decline.

          As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Board has authorized the Fund to invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Fund may use investments in ETFs and ETNs to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

          For flexibility in meeting redemptions, expenses and the timing of new investments, and as a short-term defense during periods of unusual volatility, the Fund may invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. The Fund cannot guarantee that this strategy will be successful.

          Principal Investment Risks: The Fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests, including active management risk, market risk, company risk, foreign investment risk, small-cap risk, mid-cap risk, interest rate risk, credit risk, call risk, prepayment risk and extension risk. Because certain underlying funds use derivatives to a limited degree, the Fund has limited exposure to derivatives risk. Interest rate, credit, call and prepayment and extension risks are described in “Principal Risks of Investing in the Fixed-Income Funds” below. The extent to which the investment performance and risks associated with the Fund correspond to those of a particular underlying fund depends upon the extent to which the Fund’s assets are allocated for investment among the underlying funds and such allocations may vary from time to time. Each of these risks, alone or in combination with other risks, has the potential to impair Fund performance.

          The Fund is also subject to risks associated with the allocation of its assets among underlying funds. The Fund’s performance depends upon how its assets are allocated and reallocated between underlying funds in accordance with the target allocations and ranges described above. The Fund may not achieve its target allocations within the ranges described and the selection of market sectors and underlying funds and the allocations among them may result in the Fund underperforming other similar funds or cause an investor to lose money. There is

34   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

no guarantee that such allocation and reallocation decisions will produce the desired results. It is possible that the Fund’s portfolio managers will focus on an underlying fund that performs poorly or underperforms other underlying funds under various market conditions. Investors could lose money as a result of these allocation decisions. Additionally, the Fund is subject to underlying fund risks as the ability of the Fund to achieve its investment objective will depend upon the ability of the underlying funds to achieve their investment objectives. There can be no guarantee that any underlying fund will achieve its investment objective. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund is suitable for investors with medium- to long-term time horizons and who seek capital appreciation and investment income through broad diversification.

          Please see “Principal Risks of Investing in the Equity Funds” above and “Principal Risks of Investing in the Fixed-Income Funds” below for more information.

Fixed-Income Funds

          This Prospectus includes six Funds that invest primarily in fixed-income securities: the Bond Fund, Bond Plus Fund, Short-Term Bond Fund, High-Yield Fund, Tax-Exempt Bond Fund and Inflation-Linked Bond Fund.

          Principal Risks of Investing in the Fixed-Income Funds

          An investment in a Fixed-Income Fund, or any Fund’s fixed-income investments, typically will be subject to the following principal investment risks described below:

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities. Further, in times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, a Fund may not be able to benefit fully from the increase in value

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  35

that other fixed-income securities experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the fund originally invested, resulting in a decline in income.

•

Market Volatility and Liquidity Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for a Fund to properly value assets represented by such securities.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

•

Active Management Risk—The performance of Funds that are actively managed reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Fund's investment objective. As a result of active management, such Funds could underperform other mutual funds with similar investment objectives.

36   Prospectus ▪  TIAA-CREF Funds ▪  Institutional Class

          In addition to the principal investment risks set forth above, there are other risks associated with a particular Fixed-Income Fund that are discussed in the following Fund summaries, which may include some of the risks previously identified for the Equity Funds. The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

         Bond Fund

          Investment Objective: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund will primarily invest in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds and mortgage-backed or other asset backed securities. The Fund also invests in other fixed-income securities. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, Advisors also does its own credit analysis, paying particular attention to economic trends and other market events. Individual securities or sectors are then overweighted or underweighted relative to the Fund’s benchmark index, the Barclays U.S. Aggregate Bond Index, when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index.

          The Fund is managed to maintain an average duration that is similar to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2008, the duration of the Barclays Capital U.S. Aggregate Bond Index was 3.71 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its assets in fixed-income securities of foreign issuers.

          The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  37

          The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors to predict correctly mortgage prepayments and interest rates.

          The Fund may also engage in duration-neutral relative value trading, a strategy in which the Fund buys and sells government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

          Principal Investment Risks: The Fund is subject to interest rate risk, prepayment risk and extension risk as well as company risk, income volatility risk, credit risk, call risk, foreign investment risk, active management risk and market volatility and liquidity risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment-grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

          Under the Fund’s mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

          Securities originally rated “investment-grade” are sometimes subsequently downgraded, should Advisors and/or a ratings agency like Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. The Fund will attempt to sell any security held by the Fund which is downgraded to a below investment-grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment-grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income mutual fund.

38  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

         Bond Plus Fund

          Investment Objective: The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 70% of the Fund’s assets, is invested primarily in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, corporate bonds, U.S. Treasury and agency securities and mortgage-backed and asset-backed securities. The securities within the Fund’s first segment are mainly high-quality instruments rated in the top four credit categories by Moody’s or S&P, or deemed to be of the same quality by Advisors using its own credit analysis. The second segment, which will not exceed 30% of the Fund’s assets, is invested in fixed-income securities and bonds with special features in an effort to improve the Fund’s total return. Potential investments in this segment include, but are not limited to, non-investment-grade securities (those rated Ba1 or lower by Moody’s or BB+ or lower by S&P), emerging market fixed-income securities and convertible and preferred securities.

          The Fund is designed to have a similar duration to its benchmark index, the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2008, the duration of the index was 3.71 years.

          The Fund can invest in foreign securities, including emerging market fixed-income securities and non-dollar-denominated instruments, but Advisors does not expect them to exceed 20% of the Fund’s assets. No more than 15% of the Fund’s assets can be invested in illiquid securities.

          Principal Investment Risks: The Fund is subject to interest rate risk, prepayment risk and extension risk as well as company risk, income volatility risk, credit risk, call risk, foreign investment risk, active management risk and market volatility and liquidity risk.

          In addition, non-investment grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risk. Issuers of “junk” bonds are typically in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  39

          Bear in mind that all these risks can also apply to “investment-grade” securities, particularly the lower levels of investment-grade securities, such as those rated Baa by Moody’s or BBB by S&P. Also, securities originally rated “investment-grade” are sometimes downgraded later on, should Advisors and/or a ratings agency like Moody’s or S&P believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund, it may or may not be sold, depending on analysis by Advisors of the issuer’s prospects. However, the Fund will not purchase below-investment-grade securities if that would increase their amount in the portfolio above the Fund’s current investment target. The Fund does not rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, Advisors also does its own credit analysis, paying particular attention to economic trends and other market events. The Fund’s investments in mortgage-backed securities are subject to prepayment and extension risk.

          The Fund can hold illiquid securities. A risk of investing in illiquid securities is that they may be difficult to sell for their fair market value. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

         Short-Term Bond Fund

          Investment Objective: The Fund seeks high current income consistent with preservation of capital.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury and agency securities and investment-grade corporate bonds with maturities less than 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The Fund may overweight or underweight individual securities or sectors as compared to their weight in the index when Advisors finds undervalued or overlooked issues that it believes offer the potential for superior returns.

          The Fund generally seeks to maintain an average duration similar to that of its benchmark, the Barclays Capital 1-5 Year U.S. Government/Credit Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the Fund close to the index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in the interest rates. As of December 31, 2008, the duration of the index was 2.56 years. The Fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

40  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          The Short-Term Bond Fund also may invest up to 15% of its assets in the securities of foreign issuers.

          Principal Investment Risks: The Fund is subject to interest rate risk, credit risk, market volatility and liquidity risk, foreign investment risk, company risk, active management risk and call risk. In addition, mortgage-backed securities in which the Fund may invest are subject to extension risk and prepayment risk. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for more conservative investors who seek high current income consistent with preservation of capital in an effort to minimize volatility of changes in principal value.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          High-Yield Fund

          Investment Objective: The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

          Principal Investment Strategies: The Fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. Under normal circumstances, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will be securities rated in the BB or B categories by S&P, or the Ba or B categories by Moody’s.

          The Fund may invest up to 20% of its assets in the following other types of instruments: payment-in-kind or deferred-interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or its equivalent by at least two rating agencies and securities having limited liquidity.

          The Fund can make foreign investments, but the Fund does not expect them to be over 20% of its assets. The Fund can have up to 15% of its assets in illiquid securities. The Fund can also invest in U.S. Treasury and agency securities or other short-term instruments when other suitable investment opportunities are not available, or when Advisors would like to build the Fund’s liquidity.

          Over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. Advisors attempts to minimize the risks of investing in lower-rated securities by:

•

Doing its own credit analysis (independent of the rating agencies). The Fund will buy securities of issuers with a balance of operational and financial risks that Advisors believes make it likely that such issuers will be able to meet their financial obligations;

•	Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality; and

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  41

•	Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

          Advisors’ judgment of the value of any particular security is a function of its experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the Fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

          Advisors may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association of America (“TIAA”). While Advisors believes that such sharing of information provides benefits to the Fund and its shareholders, the Fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it may otherwise do so, in order to comply with the federal securities laws.

          Principal Investment Risks: The Fund is subject to interest rate risk, company risk, call risk, market volatility and liquidity risk, foreign investment risk, active management risk and credit risk. Investors should expect greater fluctuations in share price, yield, and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the Fund to buy or sell its securities. An investment in this Fund is much riskier than an investment in bond funds that do not invest primarily in lower-rated debt securities.

          In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risks. Issuers of “junk” bonds are typically in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets may also react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

          The Fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value. Current income risk can also be significant for this Fund. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for less conservative investors who seek high current income and capital appreciation, who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The Fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

42  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          Tax-Exempt Bond Fund

          Investment Objective: The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt from federal income tax, including federal alternative minimum tax (“AMT”). The Fund may also invest in other municipal securities including bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers at the time of issuance, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from AMT). Some of these securities may also be exempt from certain state and local income taxes.

          Municipal securities are often issued to raise funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works.

          The Fund may invest up to 20% of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to finance private, for-profit organizations. The interest on these securities (including the Fund’s distribution of that interest) may be a preference item for purposes of the AMT. The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

          The Fund can also invest in other municipal securities, including certificates of participation, municipal leases, municipal obligation components and municipal custody receipts. In addition, the Fund can invest in municipal bonds secured by mortgages on single-family homes and multi-family projects. The Fund’s investments in these securities are subject to prepayment and extension risk. All of the Fund’s assets are dollar-denominated securities.

          The Fund may invest up to 20% of its assets in securities rated below investment-grade, or unrated securities of comparable quality, which are usually called “junk” bonds. Issuers of “junk” bonds are typically in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  43

          The Fund pursues superior returns using historical yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. The Fund usually sells investments that Advisors believes to be overvalued on a relative basis. The Fund generally seeks to maintain an average duration in the Fund equal to that of its benchmark, the Barclays Capital 10-Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

          Principal Investment Risks: The Fund is subject to interest rate risk, credit risk, market volatility and liquidity risk, company risk, active management risk and call risk. The Fund also is subject to current income volatility and the related risk that falling interest rates will cause the Fund’s income to fall as it invests assets at progressively lower rates.

          Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar income-bearing securities.

          Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate Funds to enable it to make lease payments. As with any mutual fund, you can lose money by investing in this Fund.

          This Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (e.g., education, welfare and utilities), industrial development bonds or bonds from issuers in a single state.

          Who May Want to Invest: The Fund may be appropriate for investors who seek tax-free income and a modest amount of capital appreciation and can assume a level of risk similar to that of a traditional bond fund.

          The Fund may not be an appropriate investment in connection with tax-favored arrangements like Individual Retirement Accounts (“IRAs”), or if you are in a lower tax bracket.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

         Inflation-Linked Bond Fund

          Investment Objective: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban

44  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Consumers (“CPI-U”), over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

          Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

          The principal amount of a TIIS bond is adjusted periodically for inflation using the CPI-U. Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

          The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its assets.

          The Fund is managed to maintain a duration that is similar to its benchmark index, the Barclays Capital U.S. Treasury Inflation-Protected Securities Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2008, the duration of the Barclays Capital U.S. Treasury Inflation-Protected Securities Index was 5.83 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund invests in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

          The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its assets are invested in fixed-income securities rated below investment-grade.

          Principal Investment Risks: The Fund is subject to interest rate risk and active management risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by a number of factors, such as changes in the market’s inflation expectations or changes in real rates of interest. There is a risk that market values of inflation-indexed bonds

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  45

may fall as a result of a decline in inflation (or deflation) or changes in investors’ inflation expectations. There is also a risk that interest payments in inflation-indexed bonds fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in “Taxes.” As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a “value preservation” option.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

Money Market Fund

          This Prospectus includes one Fund that invests primarily in high-quality, short-term money market instruments: the Money Market Fund.

         Money Market Fund

          Investment Objective: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

          Principal Investment Strategies: The Fund invests primarily in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share.

          The Fund invests in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate or variable-amount securities of domestic or foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

46  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities; and/or

(9)	Obligations of international organizations (and related government agencies) designated or supported by U.S. or foreign government agencies to promote economic development or international banking.

          The Money Market Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

          The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

          The benchmark index for the Fund is the iMoneyNet Money Fund Report AverageTM—All Taxable.

          Principal Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to market risk, company risk, income volatility risk, interest rate risk, prepayment risk and extension risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, you can lose money by investing in this Fund.

          Note to Investors Regarding Renewal of Participation in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds

          The Board of Trustees has approved participation of the Fund in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), which has been extended until April 30, 2009. The Program will continue to guarantee Money Market Fund shareholders that they will receive $1.00 per Fund share they owned as of the close of business on September 19, 2008 if the Money Market Fund “breaks the buck” (meaning its NAV falls below $0.995 and is not immediately cured), liquidates its holdings and such liquidation proceeds are less than $1.00 per share.

          The Program protects the lesser of (i) Fund shares held by a shareholder of record on September 19, 2008 or (ii) the number of Fund shares held by the shareholder of record when the Fund breaks the buck. Shares acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date are not eligible for protection under the Program.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  47

          The cost of participation in the Program to the Fund for the renewal term of the Program is 0.015% of its assets as of September 19, 2008. This expense will be borne by the Fund outside of any reimbursement arrangements currently in place. The Treasury may extend the Program beyond the current termination date of April 30, 2009 through no later than September 18, 2009. Any extension of the Program will continue to cover only shareholders of record as of September 19, 2008 and the Fund will need to reapply and pay an additional premium in order to continue to participate. It is currently expected that the Fund will participate in any future extensions of the Program beyond April 30, 2009, where the premiums and other terms of the Program do not materially differ from the initial and first renewal periods and participation in the Program continues to be in the best interests of the Fund and its shareholders. However, shareholders will be notified if the Fund does not plan to participate in any such future extensions of the Program.

          Who May Want to Invest: The Fund may be appropriate for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

PAST PERFORMANCE

          The following bar charts and performance tables help illustrate some of the risks of investing in the Institutional Class shares of the Funds, and how investment performance varies. The bar charts show the performance of the Institutional Class of each Fund, before taxes, in each full calendar year since inception of the Class (i.e., the annual total returns). Below each chart, the best and worst returns for a calendar quarter since inception of the Institutional Class of the Fund are noted.

          The performance table following the charts shows each Fund’s Institutional Class average annual total returns (before and after taxes) over the one-year, five-year (where applicable) and since inception periods ended December 31, 2008, and how those returns compare to those of broad-based securities market indices. For the Managed Allocation Fund, returns are also compared to a composite benchmark index based on three indices that represent the market sectors in which the Fund invests.

          The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors to reimburse the Funds for some of their “other expenses” and to waive some of the Funds’ management fees. Without these waivers and reimbursements, the Institutional Class returns of certain Funds would have been lower. How the Institutional Class of the Funds has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

          The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. The use of a particular benchmark or comparative index is not a fundamental policy and can be changed without shareholder approval. The Funds will notify you if such a change is made.

48  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (%)

Growth Equity Fund

Best quarter: 15.69%, for the quarter ended December 31, 2001. Worst quarter: –23.32%, for the quarter ended December 31, 2008.

Growth & Income Fund

Best quarter: 14.35%, for the quarter ended June 30, 2003. Worst quarter: –19.97%, for the quarter ended December 31, 2008.

International Equity Fund

Best quarter: 18.37%, for the quarter ended December 31, 2003. Worst quarter: –23.13%, for the quarter ended December 31, 2008.

Large-Cap Growth Fund

Best quarter: 8.86%, for the quarter ended September 30, 2007. Worst quarter: –23.27%, for the quarter ended December 31, 2008.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus   49

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (%)	(continued)

Large-Cap Value Fund

Best quarter: 18.45%, for the quarter ended June 30, 2003. Worst quarter: –22.69%, for the quarter ended December 31, 2008.

Mid-Cap Growth Fund

Best quarter: 18.40%, for the quarter ended June 30, 2003. Worst quarter: –28.66%, for the quarter ended December 31, 2008.

Mid-Cap Value Fund

Best quarter: 18.86%, for the quarter ended June 30, 2003. Worst quarter: –26.96%, for the quarter ended December 31, 2008.

Small-Cap Equity Fund

Best quarter: 23.52%, for the quarter ended June 30, 2003. Worst quarter: –24.81%, for the quarter ended December 31, 2008.

50  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (%)	(continued)

Large-Cap Growth Index Fund

Best quarter: 14.17%, for the quarter ended June 30, 2003. Worst quarter: –22.74%, for the quarter ended December 31, 2008.

Large-Cap Value Index Fund

Best quarter: 17.07%, for the quarter ended June 30, 2003. Worst quarter: –22.15%, for the quarter ended December 31, 2008.

Equity Index Fund

Best quarter: 16.22%, for the quarter ended June 30, 2003. Worst quarter: –22.73%, for the quarter ended December 31, 2008.

S&P 500 Index Fund

Best quarter: 15.30%, for the quarter ended June 30, 2003. Worst quarter: –21.94%, for the quarter ended December 31, 2008.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  51

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (%)	(continued)

Mid-Cap Growth Index Fund

Best quarter: 18.65%, for the quarter ended June 30, 2003. Worst quarter: –27.49%, for the quarter ended December 31, 2008.

Mid-Cap Value Index Fund

Best quarter: 17.83%, for the quarter ended June 30, 2003. Worst quarter: –27.21%, for the quarter ended December 31, 2008.

Mid-Cap Blend Index Fund

Best quarter: 18.21%, for the quarter ended June 30, 2003. Worst quarter: –27.23%, for the quarter ended December 31, 2008.

Small-Cap Growth Index Fund

Best quarter: 24.06%, for the quarter ended June 30, 2003. Worst quarter: –27.46%, for the quarter ended December 31, 2008.

52  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (%)	(continued)

Small-Cap Value Index Fund

Best quarter: 22.63%, for the quarter ended June 30, 2003. Worst quarter: –24.88%, for the quarter ended December 31, 2008.

Small-Cap Blend Index Fund

Best quarter: 23.22%, for the quarter ended June 30, 2003. Worst quarter: –26.18%, for the quarter ended December 31, 2008.

International Equity Index Fund

Best quarter: 19.29%, for the quarter ended June 30, 2003. Worst quarter: –19.93%, for the quarter ended December 31, 2008.

Enhanced International Equity Index Fund

Best quarter: -1.81%, for the quarter ended June 30, 2008. Worst quarter: –20.99%, for the quarter ended September 30, 2008.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  53

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (%)	(continued)

Enhanced Large-Cap Growth Index Fund

Best quarter: 1.90%, for the quarter ended June 30, 2008. Worst quarter: –22.34%, for the quarter ended December 31, 2008.

Enhanced Large-Cap Value Index Fund

Best quarter: -4.76%, for the quarter ended June 30, 2008. Worst quarter: –21.54%, for the quarter ended December 31, 2008.

Social Choice Equity Fund

Best quarter: 16.24%, for the quarter ended June 30, 2003. Worst quarter: –23.79%, for the quarter ended December 31, 2008.

Real Estate Securities Fund

Best quarter: 17.20%, for the quarter ended December 31, 2004. Worst quarter: –37.54%, for the quarter ended December 31, 2008.

54  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (%)	(continued)

Managed Allocation Fund

Best quarter: 3.75%, for the quarter ended June 30, 2007. Worst quarter: –14.15%, for the quarter ended December 31, 2008.

Bond Fund

Best quarter: 5.02%, for the quarter ended September 30, 2001. Worst quarter: –2.31%, for the quarter ended June 30, 2004.

Bond Plus Fund

Best quarter: 2.13%, for the quarter ended September 30, 2007. Worst quarter: –2.30, for the quarter ended September 30, 2008.

Short-Term Bond Fund

Best quarter: 2.14%, for the quarter ended December 31, 2008. Worst quarter: –0.70%, for the quarter ended September 30, 2008.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  55

ANNUAL TOTAL RETURNS FOR THE INSTITUTIONAL CLASS (%)	(concluded)

High-Yield Fund

Best quarter: 2.89%, for the quarter ended March 31, 2007. Worst quarter: –12.70%, for the quarter ended December 31, 2008.

Tax-Exempt Bond Fund

Best quarter: 2.59%, for the quarter ended September 30, 2007. Worst quarter: –2.01%, for the quarter ended September 30, 2008.

Inflation-Linked Bond Fund

Best quarter: 5.32%, for the quarter ended March 31, 2008. Worst quarter: –3.46%, for the quarter ended September 30, 2008.

Money Market Fund

Best quarter: 1.65%, for the quarter ended December 31, 2000. Worst quarter: 0.25%, for the quarter ended March 31, 2004.

56  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Growth Equity Fund
Inception Date: July 1, 1999
Return Before Taxes	–40.93%	–3.09%	–6.00%
Return After Taxes on Distributions	–41.14%	–3.38%	–6.32%
Return After Taxes on Distributions and Sale of Fund Shares	–26.42%	–2.61%	–4.92%
Russell 1000® Growth Index	–38.44%	–3.42%	–5.55%

Growth & Income Fund
Inception Date: July 1, 1999
Return Before Taxes	–34.97%	1.13%	–1.38%
Return After Taxes on Distributions	–35.15%	0.20%	–2.08%
Return After Taxes on Distributions and Sale of Fund Shares	–22.41%	1.02%	–1.25%
S&P 500® Index	–37.00%	–2.19%	–2.72%

International Equity Fund
Inception Date: July 1, 1999
Return Before Taxes	–49.57%	0.98%	1.41%
Return After Taxes on Distributions	–49.81%	–0.72%	0.22%
Return After Taxes on Distributions and Sale of Fund Shares	–31.77%	1.13%	1.22%
MSCI EAFE® Index	–43.38%	1.66%	0.45%

Large-Cap Growth Fund
Inception Date: March 31, 2006
Return Before Taxes	–41.04%	—	–10.70%
Return After Taxes on Distributions	–41.13%	—	–11.06%
Return After Taxes on Distributions and Sale of Fund Shares	–26.55%	—	–8.80%
Russell 1000® Growth Index	–38.44%	—	–10.87%

Large-Cap Value Fund
Inception Date: October 1, 2002
Return Before Taxes	–39.85%	–1.51%	4.39%
Return After Taxes on Distributions	–40.12%	–2.70%	3.10%
Return After Taxes on Distributions and Sale of Fund Shares	–25.56%	–1.30%	3.64%
Russell 1000® Value Index	–36.85%	–0.79%	4.49%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  57

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES	(continued)
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Mid-Cap Growth Fund
Inception Date: October 1, 2002
Return Before Taxes	–46.25%	–2.69%	5.09%
Return After Taxes on Distributions	–46.27%	–3.30%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares	–30.03%	–2.05%	4.52%
Russell Midcap® Growth Index	–44.32%	–2.33%	4.96%

Mid-Cap Value Fund
Inception Date: October 1, 2002
Return Before Taxes	–40.59%	1.30%	7.99%
Return After Taxes on Distributions	–40.85%	–0.02%	6.62%
Return After Taxes on Distributions and Sale of Fund Shares	–26.17%	0.99%	6.73%
Russell Midcap® Value Index	–38.44%	0.33%	6.29%

Small-Cap Equity Fund
Inception Date: October 1, 2002
Return Before Taxes	–32.75%	–1.48%	5.96%
Return After Taxes on Distributions	–32.82%	–2.90%	4.36%
Return After Taxes on Distributions and Sale of Fund Shares	–21.20%	–1.42%	4.82%
Russell 2000® Index	–33.79%	–0.93%	6.33%

Large-Cap Growth Index Fund
Inception Date: October 1, 2002
Return Before Taxes	–38.46%	–3.52%	1.76%
Return After Taxes on Distributions	–38.65%	–3.84%	0.90%
Return After Taxes on Distributions and Sale of Fund Shares	–24.82%	–2.92%	1.42%
Russell 1000® Growth Index	–38.44%	–3.42%	1.89%

Large-Cap Value Index Fund
Inception Date: October 1, 2002
Return Before Taxes	–36.84%	–0.87%	4.39%
Return After Taxes on Distributions	–37.25%	–1.74%	3.39%
Return After Taxes on Distributions and Sale of Fund Shares	–23.57%	–0.62%	3.77%
Russell 1000® Value Index	–36.85%	–0.79%	4.49%

Equity Index Fund
Inception Date: July 1, 1999
Return Before Taxes	–37.23%	–1.98%	–2.12%
Return After Taxes on Distributions	–37.44%	–2.52%	–2.64%
Return After Taxes on Distributions and Sale of Fund Shares	–23.93%	–1.54%	–1.81%
Russell 3000® Index	–37.31%	–1.95%	–2.02%

58  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES	(continued)
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

S&P 500® Index Fund
Inception Date: October 1, 2002
Return Before Taxes	–36.92%	–2.23%	2.88%
Return After Taxes on Distributions	–37.23%	–2.60%	2.51%
Return After Taxes on Distributions and Sale of Fund Shares	–23.68%	–1.82%	2.51%
S&P 500® Index	–37.00%	–2.19%	2.97%

Mid-Cap Growth Index Fund
Inception Date: October 1, 2002
Return Before Taxes	–44.24%	–2.42%	4.84%
Return After Taxes on Distributions	–44.49%	–3.51%	3.30%
Return After Taxes on Distributions and Sale of Fund Shares	–28.69%	–1.89%	4.05%
Russell Midcap® Growth Index	–44.32%	–2.33%	4.96%

Mid-Cap Value Index Fund
Inception Date: October 1, 2002
Return Before Taxes	–38.36%	0.27%	6.21%
Return After Taxes on Distributions	–38.91%	–1.26%	4.68%
Return After Taxes on Distributions and Sale of Fund Shares	–24.73%	0.22%	5.27%
Russell Midcap® Value Index	–38.44%	0.33%	6.29%

Mid-Cap Blend Index Fund
Inception Date: October 1, 2002
Return Before Taxes	–41.30%	–0.76%	5.72%
Return After Taxes on Distributions	–42.02%	–1.84%	4.59%
Return After Taxes on Distributions and Sale of Fund Shares	–26.12%	–0.57%	4.91%
Russell Midcap® Index	–41.46%	–0.71%	5.81%

Small-Cap Growth Index Fund
Inception Date: October 1, 2002
Return Before Taxes	–38.20%	–2.35%	5.49%
Return After Taxes on Distributions	–38.70%	–3.61%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares	–24.41%	–1.88%	4.68%
Russell 2000® Growth Index	–38.54%	–2.35%	5.51%

Small-Cap Value Index Fund
Inception Date: October 1, 2002
Return Before Taxes	–28.67%	0.31%	7.00%
Return After Taxes on Distributions	–29.41%	–1.66%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares	–18.24%	0.09%	5.66%
Russell 2000® Value Index	–28.92%	0.27%	6.98%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  59

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES	(continued)
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Small-Cap Blend Index Fund
Inception Date: October 1, 2002
Return Before Taxes	–33.54%	–0.91%	6.30%
Return After Taxes on Distributions	–34.58%	–2.39%	4.77%
Return After Taxes on Distributions and Sale of Fund Shares	–21.03%	–0.80%	5.31%
Russell 2000® Index	–33.79%	–0.93%	6.33%

International Equity Index Fund
Inception Date: October 1, 2002
Return Before Taxes	–42.17%	2.00%	7.96%
Return After Taxes on Distributions	–42.59%	1.51%	7.44%
Return After Taxes on Distributions and Sale of Fund Shares	–26.99%	1.82%	7.01%
MSCI EAFE® Index	–43.38%	1.66%	7.80%

Enhanced International Equity Index Fund
Inception Date: November 30, 2007
Return Before Taxes	–43.45%	—	–42.37%
Return After Taxes on Distributions	–43.57%	—	–42.50%
Return After Taxes on Distributions and Sale of Fund Shares	–27.97%	—	–35.83%
MSCI EAFE® Index	–43.38%	—	–41.95%

Enhanced Large-Cap Growth Index Fund
Inception Date: November 30, 2007
Return Before Taxes	–37.95%	—	–35.40%
Return After Taxes on Distributions	–38.02%	—	–35.51%
Return After Taxes on Distributions and Sale of Fund Shares	–24.58%	—	–30.02%
Russell 1000® Growth Index	–38.44%	—	–36.19%

Enhanced Large-Cap Value Index Fund
Inception Date: November 30, 2007
Return Before Taxes	–36.43%	—	–34.46%
Return After Taxes on Distributions	–36.59%	—	–34.67%
Return After Taxes on Distributions and Sale of Fund Shares	–23.47%	—	–29.23%
Russell 1000® Value Index	–36.85%	—	–35.05%

Social Choice Equity Fund
Inception Date: July 1, 1999
Return Before Taxes	–36.14%	–1.80%	–2.11%
Return After Taxes on Distributions	–36.38%	–2.13%	–2.54%
Return After Taxes on Distributions and Sale of Fund Shares	–23.21%	–1.47%	–1.87%
Russell 3000® Index	–37.31%	–1.95%	–2.02%

60  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES	(continued)
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Real Estate Securities Fund
Inception Date: October 1, 2002
Return Before Taxes	–38.58%	–0.58%	5.71%
Return After Taxes on Distributions	—	—	—
Return After Taxes on Distributions and Sale of Fund Shares	—	—	—
Dow Jones Wilshire Real Estate Securities Index[1]	–39.83%	0.65%	5.93%

Managed Allocation Fund
Inception Date: March 31, 2006
Return Before Taxes	–28.64%	—	–6.28%
Return After Taxes on Distributions	–29.26%	—	–7.42%
Return After Taxes on Distributions and Sale of Fund Shares	–18.41%	—	–5.75%
Russell 3000® Index	–37.31%	—	–11.05%
Managed Allocation Fund Composite Index (45% Russell 3000®, 40% Barclays Capital U.S. Aggregate Bond[2], and 15% MSCI EAFE)	–21.98%	—	–3.44%

Bond Fund
Inception Date: July 1, 1999
Return Before Taxes	2.93%	3.98%	5.78%
Return After Taxes on Distributions	1.26%	2.33%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares	1.88%	2.43%	3.62%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	4.65%	6.10%

Bond Plus Fund
Inception Date: March 31, 2006
Return Before Taxes	–2.41%	—	2.61%
Return After Taxes on Distributions	–4.17%	—	0.79%
Return After Taxes on Distributions and Sale of Fund Shares	–1.56%	—	1.19%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	—	6.26%

Short-Term Bond Fund
Inception Date: March 31, 2006
Return Before Taxes	2.55%	—	4.27%
Return After Taxes on Distributions	1.05%	—	2.63%
Return After Taxes on Distributions and Sale of Fund Shares	1.65%	—	2.69%
Barclays Capital 1-5 Year U.S. Government/Credit Index[2]	5.12%	—	5.98%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  61

AVERAGE ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES	(concluded)
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

High-Yield Fund
Inception Date: March 31, 2006
Return Before Taxes	–19.49%	—	–4.23%
Return After Taxes on Distributions	–21.98%	—	–6.83%
Return After Taxes on Distributions and Sale of Fund Shares	–12.43%	—	–4.82%
Merrill Lynch BB/B Cash Pay Issuer Constrained Index	–23.23%	—	–5.84%

Tax-Exempt Bond Fund
Inception Date: March 31, 2006
Return Before Taxes	–1.90%	—	2.30%
Return After Taxes on Distributions	–1.91%	—	2.28%
Return After Taxes on Distributions and Sale of Fund Shares	0.02%	—	2.51%
Barclays Capital 10-Year Municipal Bond Index[2]	1.52%	—	3.85%

Inflation-Linked Bond Fund
Inception Date: October 1, 2002
Return Before Taxes	–1.59%	4.04%	4.69%
Return After Taxes on Distributions	–3.61%	2.24%	2.97%
Return After Taxes on Distributions and Sale of Fund Shares	–0.96%	2.46%	3.07%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)[2]	–2.35%	4.07%	4.76%

Money Market Fund
Inception Date: July 1, 1999
Return Before Taxes	2.82%	3.52%	3.53%
iMoneyNet Money Fund
Report AverageTM—All Taxable	2.04%	2.93%	2.99%

Current performance of the Funds’ Institutional Class shares may be higher or lower than that shown above. For current performance information of the Institutional Class, including performance to the most recent month-end, please visit www.tiaa-cref.org.

[1]

Beginning on April 1, 2009, the Real Estate Securities Fund’s benchmark index will change from the Dow Jones Wilshire Real Estate Securities Index to the FTSE NAREIT Equity REITS Index. For more information about the Fund’s new and old benchmark indices, please see “More About Benchmarks and Other Indices” below.

[2]

In November of 2008, the names of these indices were changed from Lehman Brothers to Barclays Capital in connection with the rebranding by Barclays Capital of its unified family of indices. These name changes do not constitute a substantive change in the Funds’ respective benchmarks; rather, they merely constitute a change in the branded name of the benchmarks.

62  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

          Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

          The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

          Each benchmark index to which each Fund is compared is described below in more detail in “More About Benchmarks and Other Indices.” The returns shown for the benchmark indices reflect no deductions for fees, expenses or taxes.

          For the Money Market Fund’s most current 7-day yield, please call the Funds at 800 897-9069.

FEES AND EXPENSES

          Fees and Expenses for the Institutional Class Shares

          The following tables describe the fees and expenses that you pay if you buy and hold Institutional Class shares of the Funds:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption or Exchange Fee[1]	2.00%
Maximum Account Fee	0%

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

INSTITUTIONAL CLASS	Management Fees	Other Expenses	Acquired Fund Fees and Expenses [2]	Total Annual Fund Operating Expenses	Waivers and Expense Reimbursements [3]	Net Annual Fund Operating Expenses

Growth Equity Fund	0.08%	0.07%	0.00%	0.15%	0.00%	0.15%
Growth & Income Fund	0.45%	0.05%	0.00%	0.50%	0.00%[4]	0.50%
International Equity Fund[1]	0.49%	0.05%	0.00%	0.54%	0.00%	0.54%
Large-Cap Growth Fund	0.45%	0.09%	0.00%	0.54%	0.02%[4]	0.52%
Large-Cap Value Fund	0.45%	0.04%	0.00%	0.49%	0.00%	0.49%
Mid-Cap Growth Fund	0.48%	0.07%	0.01%	0.56%	0.00%	0.56%
Mid-Cap Value Fund	0.47%	0.04%	0.01%	0.52%	0.00%	0.52%
Small-Cap Equity Fund[1]	0.48%	0.05%	0.00%	0.53%	0.00%	0.53%
Large-Cap Growth Index Fund	0.04%	0.06%	0.00%	0.10%	0.01%	0.09%
Large-Cap Value Index Fund	0.04%	0.05%	0.01%	0.10%	0.00%	0.10%
Equity Index Fund	0.04%	0.03%	0.00%	0.07%	0.00%	0.07%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  63

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)	(concluded)

INSTITUTIONAL CLASS	Management Fees	Other Expenses	Acquired Fund Fees and Expenses[2]	Total Annual Fund Operating Expenses	Waivers and Expense Reimbursements[3]	Net Annual Fund Operating Expenses

S&P 500 Index Fund	0.04%	0.02%	0.00%	0.06%	0.00%	0.06%
Mid-Cap Growth Index Fund	0.04%	0.28%	0.01%	0.33%	0.23%	0.10%
Mid-Cap Value Index Fund	0.04%	0.12%	0.02%	0.18%	0.07%	0.11%
Mid-Cap Blend Index Fund	0.04%	0.13%	0.01%	0.18%	0.08%	0.10%
Small-Cap Growth Index Fund[1]	0.04%	0.20%	0.01%	0.25%	0.15%	0.10%
Small-Cap Value Index Fund[1]	0.04%	0.17%	0.01%	0.22%	0.12%	0.10%
Small-Cap Blend Index Fund[1]	0.04%	0.12%	0.01%	0.17%	0.07%	0.10%
International Equity Index Fund[1]	0.04%	0.07%	0.01%	0.12%	0.00%	0.12%
Enhanced International Equity Index Fund[1]	0.45%	0.27%	0.00%	0.72%	0.17%	0.55%
Enhanced Large-Cap Growth Index Fund	0.35%	0.20%	0.00%	0.55%	0.15%	0.40%
Enhanced Large-Cap Value Index Fund	0.35%	0.23%	0.00%	0.58%	0.18%	0.40%
Social Choice Equity Fund	0.15%	0.06%	0.01%	0.22%	0.00%	0.22%
Real Estate Securities Fund	0.50%	0.06%	0.00%	0.56%	0.00%	0.56%
Managed Allocation Fund	0.00%	0.07%	0.46%	0.53%	0.07%	0.46%[5]
Bond Fund	0.30%	0.02%	0.00%	0.32%	0.00%	0.32%
Bond Plus Fund	0.30%	0.08%	0.00%	0.38%	0.03%	0.35%
Short-Term Bond Fund	0.25%	0.12%	0.00%	0.37%	0.07%	0.30%
High-Yield Fund[1]	0.35%	0.08%	0.00%	0.43%	0.03%	0.40%
Tax-Exempt Bond Fund	0.30%	0.11%	0.00%	0.41%	0.06%	0.35%
Inflation-Linked Bond Fund	0.30%	0.04%	0.00%	0.34%	0.00%	0.34%
Money Market Fund	0.10%	0.04%	0.00%	0.14%	0.00%	0.14%

[1]

This fee (the “Redemption Fee”) applies and is payable to the indicated Funds on shares of those Funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances. See “Other Investor Information—Redemption or Exchange Fee” for more information.

[2]

“Acquired Funds Fees and Expenses” are the Funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Funds’ 2008 annual report.

[3]

Under the Funds’ expense reimbursement arrangements, Advisors has contractually agreed to reimburse the Funds for such Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed the following annual rates of average daily net assets: 0.00% for Managed Allocation Fund; 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund and S&P 500 Index Fund; 0.15% for Growth Equity Fund, International Equity Index Fund and Money Market Fund; 0.22% for Social Choice Equity Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund, Tax-Exempt Bond Fund and Inflation-Linked Bond Fund; 0.40% for Enhanced Large-Cap Growth Index Fund, Enhanced Large-Cap Value Index Fund and High-Yield Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for

64  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Mid-Cap Growth Fund, Mid-Cap Value Fund, Small-Cap Equity Fund and Enhanced International Equity Index Fund; 0.57% for Real Estate Securities Fund and 0.60% for International Equity Fund. These expense reimbursement arrangements will continue through at least April 30, 2010 for the Index Funds (excluding the Enhanced Index Funds) and January 31, 2010 for the Enhanced Index Funds and the other Funds, and can only be changed with the approval of the Board of Trustees.

[4]

The Management Fee rate shown in the chart above reflects the full contractual rate that will be charged to the Funds during 2009. This rate differs from the Funds’ actual Management Fee rate during 2008, because the Funds Management Fee was subject to a waiver for the first four months of that year.

[5]

Advisors does not receive a management fee for its services to the Managed Allocation Fund and has contracted to reimburse the Fund for all its direct expenses through January 31, 2010. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the underlying funds in which the Managed Allocation Fund invests. The Fund’s “Acquired Fund Fees and Expenses” in the table are based upon the Fund’s historical allocations as of September 30, 2008.

          Example

          The following example is intended to help you compare the cost of investing in Institutional Class shares of the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 as an initial investment in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It is also based on the net annual operating expenses described in the fee table. The table below assumes that there is no expense reimbursement agreement in place after January 31, 2010 for the Enhanced Index Funds, April 30, 2010 for the other Index Funds and January 31, 2010 for the other Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL CLASS	1 Year	3 Years	5 Years	10 Years

Growth Equity Fund	$15	$48	$85	$192
Growth & Income Fund	$51	$160	$280	$628
International Equity Fund	$55	$173	$302	$677
Large-Cap Growth Fund	$53	$170	$299	$674
Large-Cap Value Fund	$50	$157	$274	$616
Mid-Cap Growth Fund	$57	$179	$313	$701
Mid-Cap Value Fund	$53	$167	$291	$653
Small-Cap Equity Fund	$54	$170	$296	$665
Large-Cap Growth Index Fund	$9	$31	$55	$127
Large-Cap Value Index Fund	$10	$32	$57	$128
Equity Index Fund	$7	$23	$40	$90
S&P 500 Index Fund	$6	$19	$34	$77
Mid-Cap Growth Index Fund	$10	$68	$148	$382
Mid-Cap Value Index Fund	$11	$47	$90	$219
Mid-Cap Blend Index Fund	$10	$45	$88	$217
Small-Cap Growth Index Fund	$10	$56	$116	$294
Small-Cap Value Index Fund	$10	$51	$104	$261
Small-Cap Blend Index Fund	$10	$43	$84	$206
International Equity Index Fund	$12	$39	$68	$154
Enhanced International Equity Index Fund	$56	$207	$378	$873
Enhanced Large-Cap Growth Index Fund	$41	$156	$287	$670
Enhanced Large-Cap Value Index Fund	$41	$161	$300	$702
Social Choice Equity Fund	$23	$71	$124	$280

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  65

INSTITUTIONAL CLASS	1 Year	3 Years	5 Years	10 Years

Real Estate Securities Fund	$57	$179	$313	$701
Managed Allocation Fund	$47	$164	$296	$680
Bond Fund	$33	$103	$180	$406
Bond Plus Fund	$36	$118	$209	$476
Short-Term Bond Fund	$31	$109	$198	$459
High-Yield Fund	$41	$134	$237	$538
Tax-Exempt Bond Fund	$36	$123	$222	$510
Inflation-Linked Bond Fund	$35	$109	$191	$431
Money Market Fund	$14	$45	$79	$179

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT MANAGEMENT STYLES

          Growth Investing. This is a portfolio management style that seeks securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

          Value Investing. This is a portfolio management style that typically seeks securities that:

•	Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what one believes is the issuer’s potential value; and

•	Appear attractive using discounted cash flow models.

          Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that Advisors believes to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

66  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

MORE ABOUT BENCHMARKS AND OTHER INDICES

          The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

          Russell 1000® Growth Index

          This is the benchmark index for the Growth Equity Fund, Large-Cap Growth Fund, Large-Cap Growth Index Fund and Enhanced Large-Cap Growth Index Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2008 the market capitalization of companies in the Russell 1000® Growth Index ranged from $17 million to $423.5 billion, with a mean market capitalization of $58.3 billion and a median market capitalization of $3.3 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          S&P 500® Index

          This is the benchmark index for the Growth & Income Fund and the S&P 500 Index Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology, financial, and other companies of the U.S. markets. The index focuses on the large-cap segment of the market, with 75% coverage (by market capitalization) of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

          MSCI EAFE® Index

          This is the benchmark index for the International Equity Fund, International Equity Index Fund and the Enhanced International Equity Index Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  67

as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

          Russell 1000® Value Index

          This is the benchmark for the Large-Cap Value Fund, Large-Cap Value Index Fund and the Enhanced Large-Cap Value Index Fund. The Russell 1000® Value Index is a subset of the Russell 1000® Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2008, the market capitalization of companies in the Russell 1000® Value Index ranged from $17 million to $423.5 billion, with a mean market capitalization of $89.5 billion and a median market capitalization of $2.7 billion.

          Russell Midcap® Growth Index

          This is the benchmark for the Mid-Cap Growth Fund and the Mid-Cap Growth Index Fund. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap® Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2008, the market capitalization of companies in the Russell Midcap® Growth Index ranged from $17 million to $15.4 billion, with a mean market capitalization of $5.4 billion and a median market capitalization of $2.5 billion.

          Russell Midcap® Value Index

          This is the benchmark for the Mid-Cap Value Fund and the Mid-Cap Value Index Fund. The Russell Midcap® Value Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap® Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Value Index has higher weightings in those sectors of the market with typically

68  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

lower relative valuations, including sectors such as financial services and energy. As of December 31, 2008, the market capitalization of companies in the Russell Midcap® Value Index ranged from $17 million to $13.6 billion, with a mean market capitalization of $5.0 billion and a median market capitalization of $2.3 billion.

          Russell 2000® Index

          This is the benchmark for the Small-Cap Equity Fund and the Small-Cap Blend Index Fund. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2008, the market capitalization of companies in the Russell 2000® Index ranged from $2 million to $3.5 billion, with a mean market capitalization of $846 million and a median market capitalization of $301 million. The Russell Investment Group determines the composition of the index based solely on market capitalization, and can change its composition at any time.

          Russell 3000® Index

          This is the benchmark for the Equity Index Fund and the Social Choice Equity Fund. The Russell 3000® Index represents the 3,000 largest publicly-traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2008, the market capitalization of companies in the Russell 3000® Index ranged from $2 million to $423.5 billion, with a mean market capitalization of $68.4 billion and a median market capitalization of $546 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

          Russell Midcap® Index

          This is the benchmark for the Mid-Cap Blend Index Fund. The Russell Midcap® Index represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. As of December 31, 2008, the market capitalization of companies in the Russell Midcap® Index ranged from $17 million to $15.4 billion, with a mean market capitalization of $5.2 billion and a median market capitalization of $2.4 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          Russell 2000® Growth Index

          This is the benchmark for the Small-Cap Growth Index Fund. The Russell 2000® Growth Index is a sub-set of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2008 the market capitalization of companies in the Russell 2000® Growth Index ranged from $6 million to $3.5 billion, with a mean market capitalization of $868 million and a median market capitalization of $301 million. The Russell Investment Group determines the composition of the index

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  69

based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          Russell 2000® Value Index

          This is the benchmark for the Small-Cap Value Index Fund. The Russell 2000® Value Index is a subset of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2008, the market capitalization of companies in the Russell 2000® Value Index ranged from $2 million to $3.5 billion, with a mean market capitalization of $826 million and a median market capitalization of $301 million. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          Real Estate Securities Fund Indices

          Until April 1, 2009, the Dow Jones Wilshire Real Estate Securities Index (“DJWRESI”) will be the benchmark for the Real Estate Securities Fund. The DJWRESI is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The DJWRESI is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the DJWRESI are equity owners and operators of commercial real estate deriving 75% or more of their total revenues from the ownership and operation of real estate assets. Excluded from the DJWRESI are mortgage REITs, net lease REITs, real estate finance companies, home builders, large land owners and subdividers, hybrid REITs, and companies with more than 25% of their assets in direct mortgage investments. A Company in the DJWRESI must have a capitalization of at least $200 million at the time of its inclusion. If a company’s total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

          Effective April 1, 2009, the new index for the Real Estate Securities Fund will be the FTSE NAREIT Equity REITS Index (“NAREIT Index”). The NAREIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded equity REITs as a whole. The constituents of the NAREIT Index are those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property. Constituents of the NAREIT Index must meet FTSE’s standard index methodology including minimum size, liquidity criteria and free float adjustments. Only companies valued at more than $100 million (on the date at which the data for the review are taken) will be included in the index. Securities which have not turned over at least 0.5% of their shares in issue (after the application of investability weightings) per month for ten of the twelve months prior to a full market review are not eligible for inclusion in the index. Existing constituents of the NAREIT Index failing to trade at least 0.5% of their shares in issue (after the application of any investability weightings) per month for more than four of the

70  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

twelve months prior to the review will be removed. An issuer that has a free float of less than or equal to 15% will be ineligible for inclusion in the index.

          The Real Estate Securities Fund adopted the NAREIT Index as the Fund’s new benchmark for a number of reasons. The NAREIT Index is considered to be a more comprehensive and actively monitored benchmark, and contains better index constituency disclosure and data availability, than the DJWRESI. In addition, NAREIT is the most widely used benchmark provider among peer funds and is one the largest and most respected advocacy groups in the industry.

         Barclays Capital U.S. Aggregate Bond Index

          This is the benchmark for the Bond Fund and the Bond Plus Fund. The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 9,168 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

         Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)

          This is the benchmark for the Inflation-Linked Bond Fund. The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (formerly known as the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index) measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (“CPI”). To be selected for inclusion in the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

         Barclays Capital 1-5 Year U.S. Government/Credit Index

          This is the benchmark for the Short-Term Bond Fund. The Barclays Capital 1-5 Year U.S. Government/Credit Index (formerly known as the Lehman Brothers U.S. Government/Credit (1-5 year) Index) tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

         Merrill Lynch BB/B Cash Pay Issuer Constrained Index

          This is the benchmark for the High-Yield Fund. The Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of bond securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch, Inc., Moody’s and S&P’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is market weighted, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  71

         Barclays Capital 10-Year Municipal Bond Index

          This is the benchmark for the Tax-Exempt Bond Fund. The Barclays Capital 10-Year Municipal Bond Index (formerly known as the Lehman Brothers 10-Year Municipal Bond Index) is a weighted index that tracks the performance of long-term, tax-exempt bonds, meaning that the return of a larger security has a greater effect on the index’s return than that of a smaller one. Bonds in the index must have a minimum credit rating of Baa3/BBB– or higher, an outstanding par value of at least $7 million, and be issued as part of a transaction of at least $75 million.

         Composite Index for the Managed Allocation Fund

          The Managed Allocation Fund’s benchmark index is a composite index that is made up of three unmanaged benchmark indices. Each of these unmanaged benchmark indices represents the three types of market sectors in which the Fund invests, i.e., domestic equity, international equity and fixed income. The domestic equity market sector is represented by the Russell 3000® Index, the international equity sector is represented by the MSCI EAFE® Index and the fixed-income sector is represented by the Barclays Capital U.S. Aggregate Bond Index. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. Prior to July 1, 2008, the old composite benchmark index of the Fund was created using the benchmarks of the Fund’s underlying funds in the same proportions as the Fund’s allocations to those underlying funds.

ADDITIONAL INVESTMENT STRATEGIES

         The Equity Funds

          The Equity Funds may also invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments for cash management and other purposes. These securities help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities.

          Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Funds may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit a Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as ETFs. The Equity Funds may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Equity Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses

72  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

charged by the investment company in which it invests. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

         The Real Estate Securities Fund

          The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above, as well as the investment strategies used by the Fixed-Income Funds that are described below.

          The Fixed-Income Funds

          The Fixed-Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund’s investment objective and restrictions. In addition, the Fixed-Income Funds may invest in other investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, the Funds will bear their proportionate share of expenses charged by these investment companies.

         The Money Market Fund

          The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. The Money Market Fund cannot assure you that it will be able to maintain a stable net asset value of $1.00 per share.

          Please see the SAI for more information on these and other investments the Funds may utilize.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  73

PORTFOLIO HOLDINGS

          A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

PORTFOLIO TURNOVER

          A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for a Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Equity Funds will have higher portfolio turnover rates than the Index Funds. Also certain trading strategies utilized by the Fixed-Income Funds may increase portfolio turnover. The portfolio turnover rates of the other Funds (other than the Money Market Fund) during recent fiscal periods are included below in their Financial Highlights. The Funds are not generally managed to minimize the tax burden for shareholders. The Funds may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Funds’ portfolio turnover rates and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          Each Fund may also offer Retirement or Retail Class shares. However, each Fund does not necessarily offer all three share classes. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so your money will be invested the same way no matter which class of shares you buy. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. Please see the respective prospectuses for each of the classes for more information, including expenses and eligibility requirements. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Funds if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUNDS

THE FUNDS’ INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College

74  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2008, Advisors and Investment Management together had approximately $158 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Funds offered in this Prospectus, however, pay the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The fees paid by the Funds to Advisors and its affiliates are intended to compensate these service providers for their services to the Funds and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the Funds.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

          Advisors manages the assets of the Funds described in this Prospectus pursuant to two separate investment management agreements with the Trust: (1) the original agreement that dates from the Funds’ inception (the “Original Management Agreement”) which continues to apply only to the Growth Equity Fund; and (2) a newer agreement that was approved by shareholders of every Fund but the Growth Equity Fund (the “New Management Agreement”). The annual investment management fees charged under each management agreement with respect to each Fund are as follows:

INVESTMENT MANAGEMENT FEES

Fund(s)	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Growth Equity Fund	All Assets	0.08%
International Equity Fund*	$0.0—$1.0	0.50%
Real Estate Securities Fund*	Over $1.0—$2.5	0.48%
	Over $2.5—$4.0	0.46%
	Over $4.0	0.44%
For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.49% and 0.50% for the International Equity Fund and Real Estate Securities Fund, respectively.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  75

INVESTMENT MANAGEMENT FEES	(continued)

Fund(s)	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Growth & Income Fund*	$0.0—$1.0	0.45%
Large-Cap Value Fund*	Over $1.0—$2.5	0.43%
Large-Cap Growth Fund*	Over $2.5—$4.0	0.41%
	Over $4.0	0.39%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.45% for each of the Growth & Income Fund, Large-Cap Value Fund and Large-Cap Growth Fund, respectively.

*	To understand the impact of these break points, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

Mid-Cap Growth Fund*	$0.0—$0.5	0.48%
Mid-Cap Value Fund*	Over $0.5—$0.75	0.46%
Small-Cap Equity Fund*	Over $0.75—$1.00	0.44%
	Over $1.0	0.42%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.48%, 0.47% and 0.48% for the Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund, respectively.

Large-Cap Growth Index Fund	All Assets	0.04%
Large-Cap Value Index Fund
Equity Index Fund
S&P 500 Index Fund
Mid-Cap Growth Index Fund
Mid-Cap Value Index Fund
Mid-Cap Blend Index Fund
Small-Cap Growth Index Fund
Small-Cap Value Index Fund
Small-Cap Blend Index Fund
International Equity Index Fund

Enhanced International Equity Index Fund	All Assets	0.45%

Enhanced Large-Cap Growth Index Fund	All Assets	0.35%

Enhanced Large-Cap Value Index Fund	All Assets	0.35%

Social Choice Equity Fund	All Assets	0.15%

Bond Fund*	$0.0—$1.0	0.30%
Inflation-Linked Bond Fund*	Over $1.0—$2.5	0.29%
Bond Plus Fund*	Over $2.5—$4.0	0.28%
Tax-Exempt Bond Fund*	Over $4.0	0.27%
For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.30% for each of the Bond Fund, Inflation-Linked Bond Fund, Bond Plus Fund and Tax-Exempt Bond Fund.

76  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

INVESTMENT MANAGEMENT FEES	(concluded)

Fund(s)	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Money Market Fund	All Assets	0.10%

Managed Allocation Fund	All Assets	0.00%

Short-Term Bond Fund*	$0.0—$1.0	0.25%
	Over $1.0—$2.5	0.24%
	Over $2.5—$4.0	0.23%
	Over $4.0	0.22%
For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.25% for the Short-Term Bond Fund.

High-Yield Fund*	$0.0—$1.0	0.35%
	Over $1.0—$2.5	0.34%
	Over $2.5—$4.0	0.33%
	Over $4.0	0.32%
For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.35% for the High-Yield Fund.

*	To understand the impact of these break points, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of each of the Fund’s investment management agreements is available in the Funds’ annual shareholder report for the fiscal year ended September 30, 2008. For a free copy of the Funds’ shareholder reports, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org/mfs or visit the SEC’s website at www.sec.gov.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  77

PORTFOLIO MANAGEMENT TEAMS

          Each Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to each Fund’s investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

GROWTH EQUITY FUND

Susan Hirsch Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates – 2001 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2005

Andrea Mitroff Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic large-cap growth portfolios), Merrill Lynch – 1999 to 2006 (portfolio management of domestic large-cap core and global multi-cap growth portfolios)	2006	1988	2007

78  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

GROWTH & INCOME FUND

Susan Kempler Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap core portfolios), Citigroup Asset Management – 1997 to 2005 (portfolio management of domestic large- and mid-cap core portfolios)	2005	1987	2005

William M. Riegel, CFA Managing Director	Portfolio - Risk Management	Advisors, TIAA and its affiliates – April 1, 2008 to Present (Head of Global Equity Investments); 1999 to 2008 (Head of Global Equity Portfolio Management)	1999	1979	2007

INTERNATIONAL EQUITY FUND

Shigemi (Amy) Hatta Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2007 to Present (portfolio management of international large-cap core portfolios), 2002 to 2007 (head of Japan equity research team)	2002	1995	2007

Christopher F. Semenuk Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1993 to Present (portfolio management of international large-cap core portfolios)	1993	1987	1999

LARGE-CAP GROWTH FUND

Susan Hirsch Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates – 2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2005

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  79

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

LARGE-CAP VALUE FUND

Richard Cutler Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1997 to Present (portfolio management of domestic large-cap value portfolios)	1997	1991	2002

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2004 to Present management of domestic mid-cap value portfolios), Jennison Associates – 2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

MID-CAP GROWTH FUND

George (Ted) Scalise, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic mid-cap growth portfolios), Duncan-Hurst Capital Management - 1996 to 2006 (portfolio management of domestic large- and mid-cap growth portfolios)	2006	1995	2006

Susan Hirsch Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates – 2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2007

MID-CAP VALUE FUND

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates – 2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

Richard Cutler Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 1997 to Present (portfolio management of domestic large-cap value portfolios)	1997	1991	2002

80  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

SMALL-CAP EQUITY FUND

Michael S. Shing, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios), Barclays Global Investors – 1993 to 2004 (Research Officer responsible for Japanese equity strategy and portfolio management of Japanese equity portfolios)	2004	1990	2004

Adam Cao Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios), Procinea Management – 2005 to 2006 (quantitative market research associate for alternative asset classes), Teachers Advisors, Inc., TIAA and its affiliates – 2004 to 2005 (quantitative equity market research with coverage of domestic and global multi-cap portfolios), Barra – 1996 to 2004 (quantitative equity market research and risk modeling)	2004	1996	2005

LARGE-CAP GROWTH INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid-, and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid-, and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  81

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

LARGE-CAP VALUE INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

EQUITY INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

82  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

S&P 500 INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

MID-CAP GROWTH INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  83

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

MID-CAP VALUE INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

MID-CAP BLEND INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

84  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

SMALL-CAP GROWTH INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

SMALL-CAP VALUE INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  85

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

SMALL-CAP BLEND INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

INTERNATIONAL EQUITY INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

86  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

ENHANCED INTERNATIONAL EQUITY INDEX FUND

Jacob Pozharny Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2001 to Present (portfolio management of developed market international equity portfolios (Europe, Pacific and Canada) and small-cap developed foreign market and emerging market portfolios)	2001	1993	2007

Steve Rossiello, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 1996 to Present (portfolio management of developed market international equity portfolios (Europe, Pacific and Canada) and small-cap developed foreign market and emerging market portfolios)	1996	1992	2007

ENHANCED LARGE-CAP GROWTH INDEX FUND

Ruxiang (Michael) Qian Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2000 to Present (portfolio management of domestic large-cap and small-cap growth oriented portfolios)	2000	2000	2007

Kelvin Zhang Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2007 to Present (portfolio management of domestic large-cap and small-cap growth oriented portfolios), BlackRock/ Merrill Lynch & Co., Inc. – 2003 to 2007 (various research and portfolio management responsibilities for domestic and international enhanced index strategies)	2007	2003	2007

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  87

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

ENHANCED LARGE-CAP VALUE INDEX FUND

Michael S. Shing, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios), Barclays Global Investors – 1993 to 2004 (Research Officer responsible for Japanese equity strategy and portfolio management of Japanese equity portfolios)	2004	1990	2007

Pei Chen Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic large cap core and value portfolios). Barra – 1991 to 2004 (equity risk model research, market impact modeling and general quantitative equity research)	2004	1991	2007

Adam Cao Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios), Procinea Management – 2005 to 2006 (quantitative market research associate for alternative asset classes), Teachers Advisors, Inc., TIAA and its affiliates – 2004 to 2005 (quantitative equity market research with coverage of domestic and global multi-cap portfolios), Barra – 1996 to 2004 (quantitative equity market research and risk modeling)	2004	1996	2007

88  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

SOCIAL CHOICE EQUITY FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid-, and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid-, and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

REAL ESTATE SECURITIES FUND

Saira Malik Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2003 to Present (Head of Domestic Equity Research)	2003	1996	2008

David Copp Director	Stock Selection – REITS	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic REIT portfolios), RBC Capital Markets – 2002 to 2005 (senior research analyst covering REITs)	2005	1996	2005

Brendan W. Lee Associate	Stock Selection – REITs	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic REIT portfolios), Cliffwood Partners – 1998 to 2006 (senior research analyst supporting REIT hedge fund and long-only strategies)	2006	1998	2006

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  89

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

MANAGED ALLOCATION FUND

John M. Cunniff, CFA Managing Director	Asset Allocation (Allocation Strategies)	Advisors, TIAA and its affiliates – 2006 to Present (quantitative portfolio manager); Morgan Stanley Investment Management – 2001 to 2006 (U.S. Research Director (oversight of equity research analysis team for U.S. market segments)).	2006	1992	2006

Hans L. Erickson, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1996 to Present (oversight responsibility for all quantitative equity strategies, equity index funds and asset allocation funds)	1996	1988	2006

Pablo Mitchell Associate	Asset Allocation (Daily Portfolio Management)	Advisors, TIAA and its affiliates – 2004 to Present (quantitative portfolio manager; various quantitative equity research responsibilities); Thomson Vestek – 2003 to 2004 (senior quantitative researcher for equity and fixed- income performance analysis and risk modeling)	2004	2002	2006

BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

90  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

BOND PLUS FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

SHORT-TERM BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Fixed-Income Security Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

HIGH-YIELD FUND

Kevin R. Lorenz, CFA Managing Director	Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1987 to Present (Managing Director and former analyst in Private Placements Group (evaluating both investment- grade and high-yield securities))	1987	1987	2006

TAX-EXEMPT BOND FUND

Peter Scola Managing Director	Fixed-Income Security Selection – Research	Advisors, TIAA and its affiliates – 1998 to Present (fixed-income credit research and portfolio management)	1998	1967	2006

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  91

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

INFLATION-LINKED BOND FUND

John M. Cerra Managing Director	Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

MONEY MARKET FUND

Michael F. Ferraro, CFA Director	Fixed-Income Security Selection – Trader/Research	Advisors, TIAA and its affiliates – 1998 to Present (fixed-income credit research and portfolio management)	1998	1974	1999

          The Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

OTHER SERVICES

          With respect to the Growth Equity Fund, the Trust has entered into a Service Agreement with Advisors, under which Advisors has agreed to provide or arrange for a number of services to the Fund, including transfer agency, dividend disbursing, accounting, administrative and shareholder services. The Growth Equity Fund’s compensation to Advisors for these services is reflected as an administrative expense of the Fund. Advisors may rely on affiliated or unaffiliated persons to fulfull its obligations under the Service Agreement.

          The Funds that are subject to the New Management Agreement are not parties to the Service Agreement described above. Instead, responsibility for payment of their administrative expenses is allocated either directly to the Funds or to Advisors through the New Management Agreement.

DISTRIBUTION ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes each Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Fund. In addition TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Retirement or Institutional Class shares. Payments to intermediaries may include payments to certain third party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services.

92  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

CALCULATING SHARE PRICE

          Each Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). The Funds do not price their shares on days that the NYSE is closed. Each Fund’s NAV is computed by calculating the value of the Fund’s assets, less its liabilities, and its NAV per share is computed by dividing its NAV allocable to each share class by the number of outstanding shares of that class.

          If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          For Funds other than the Money Market Fund, the Funds generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the Funds. However, fixed-income securities held by the Funds with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Funds will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, the Funds might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before a Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV. Although the Funds fair value portfolio securities on a security-by-security basis, Funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other Funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Funds may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  93

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Funds’ fair value pricing procedures provide, among other things, for the Funds to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Funds also examine the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Funds may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          To calculate the Money Market Fund’s NAV per share, the Fund’s portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

          Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often the Funds plan to pay dividends:

94  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

Fund	Dividend Paid	Fund	Dividend Paid

Growth Equity Fund	Annually	Small-Cap Value Index Fund	Annually
Growth & Income Fund	Quarterly	Small-Cap Blend Index Fund	Annually
International Equity Fund	Annually	International Equity Index Fund	Annually
Large-Cap Growth Fund	Annually	Enhanced International Equity Index Fund	Annually
Large-Cap Value Fund	Annually	Enhanced Large-Cap Growth Index Fund	Annually
Mid-Cap Growth Fund	Annually	Enhanced Large-Cap Value Index Fund	Annually
Mid-Cap Value Fund	Annually	Social Choice Equity Fund	Annually
Small-Cap Equity Fund	Annually	Real Estate Securities Fund	Quarterly
Large-Cap Growth Index Fund	Annually	Managed Allocation Fund	Quarterly
Large-Cap Value Index Fund	Annually	Bond Fund	Monthly
Equity Index Fund	Annually	Bond Plus Fund	Monthly
S&P 500 Index Fund	Annually	Short-Term Bond Fund	Monthly
Mid-Cap Growth Index Fund	Annually	High-Yield Fund	Monthly
Mid-Cap Value Index Fund	Annually	Tax-Exempt Bond Fund	Monthly
Mid-Cap Blend Index Fund	Annually	Inflation-Linked Bond Fund	Quarterly
Small-Cap Growth Index Fund	Annually	Money Market Fund	Monthly

          The Bond Fund, Bond Plus Fund, Short-Term Bond Fund, High-Yield Fund, Tax-Exempt Bond Fund and Money Market Fund declare dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pay dividends monthly.

          The Funds intend to pay net capital gains, if any, annually. Holders of Institutional Class shares may elect from among the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions will be automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions will be automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On each Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  95

you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their Institutional Class shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in any Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from each Fund will be sent to you and the Internal Revenue Service (“IRS”). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and

96  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

          “Buying a dividend.” If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Special considerations for Inflation-Linked Bond Fund shareholders. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund’s gross income. Due to original issue

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  97

discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

          Taxes Related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with Institutional Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Funds, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING OR EXCHANGING SHARES

INSTITUTIONAL CLASS ELIGIBILITY

          Institutional Class shares of the Funds are available for purchase by or through certain intermediaries affiliated with TIAA-CREF, or other non-affiliated persons or intermediaries, such as state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing

98  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

through such a plan may have to pay additional expenses related to the administration of such plans. Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Funds and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in the rest of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Funds may be offered directly to certain individuals or institutions (“Direct Purchaser”).

          No minimum initial investment is required to purchase Institutional Class shares of any Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent, including:

• Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Funds for any services provided to clients who hold Fund shares through such entities,

• Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Funds for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Funds may approve from time to time.

          With respect to the categories of investors listed below, the following minimum initial investment amounts for purchases of Institutional Class shares of a Fund are applicable: $10 million with respect to each Index Fund (except for the Enhanced Index Funds) and $2 million with respect to each other Fund (including each Enhanced Index Fund):

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  99

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in a Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Funds, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Funds for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Funds for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Funds’ management, over a reasonable period of time. At its sole discretion, each Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

          Investors who do not hold their Institutional Class shares directly with the Funds may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          Funds’ management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

HOW TO PURCHASE SHARES

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.

100  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          There may be circumstances when the Funds will not accept new investments in one or more of the Funds. The Funds reserve the right to suspend or terminate the offering of shares by one or more Funds at any time without prior notice. The Funds also reserve the right to reject any application or investment or any other specific purchase request.

          As described above, the Funds impose minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, investors purchasing Institutional Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares. Please contact your intermediary or plan sponsor for more information.

          The Funds consider all purchase requests to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds consider any check not made payable directly to TIAA-CREF Funds as a third-party check). The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

To open an account or purchase shares by wire
(Direct Purchasers and Eligible Investors):

          Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Funds its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

Specify on the wire:

•	The TIAA-CREF Funds—Institutional Class

•	Account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus 101

•	Indicate if this is for a new or existing account (provide Fund account number if existing)

•	The Fund or Funds in which you want to invest, and amount per Fund to be invested

To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, there is no need to forward another application.

          To open an account or purchase shares by mail (Direct Purchasers Only):

          Send your check, made payable to TIAA-CREF Funds, and application to:

First Class Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Institutional Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares, send a check to either of the addresses listed above with the registration of the account, Fund account number, the Fund or Funds in which the Direct Purchaser wants to invest and the amount to be invested in each Fund.

          Points to Remember for All Purchases

•

Each investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed not in “good order” (see below) and the Funds will return these investments.

•

If you invest in the Institutional Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Funds).

•

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or electronic funds transfer, the Funds will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your

102 Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

account(s) as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Funds Market Timing Excessive Trading Policy (see below).

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Funds or their intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Funds directly.

HOW TO REDEEM SHARES

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time. Certain redemptions of shares of the International Equity Fund, International Equity Index Fund, Enhanced International Equity Index Fund, Small-Cap Equity Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund and High-Yield Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus 103

Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager. If you hold shares through an Eligible Investor, such as a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Funds send redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor or Direct Purchaser on the next business day after the Funds receive a redemption request in “good order” by the Funds’ transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Funds send redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor or Direct Purchaser at the address or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor or Direct Purchaser requests a redemption within 30 days of changing its address, the Funds generally will require a letter of instruction from the Eligible Investor or Direct Purchaser with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). Funds can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchaser only); or by wire transfer.

         In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor or Direct Purchaser redeems (sells) shares in an

104 Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor or Direct Purchaser receiving the securities, will be responsible for disposing of the securities and bearing any associated costs.

HOW TO EXCHANGE SHARES

          Eligible Investors and Direct Purchasers can exchange Institutional Class shares in a Fund for Institutional Class shares of any other Fund or Institutional Class shares of any other series of the Trust at any time, subject to the limitations described in the Funds’ Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) Exchanges involving shares of the International Equity Fund, International Equity Index Fund, Enhanced International Equity Index Fund, Small-Cap Equity Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund and High-Yield Fund held less than 60 calendar days may be subject to the Redemption Fee (see below).

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Funds and/or accounts you want to exchange between.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore is a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Eligible Investors or Direct Purchasers can make an exchange through a telephone request by calling their Relationship Manager. Once made, an exchange request cannot be modified or canceled. Shareholders who own shares through an Eligible Investor, such as a plan or intermediary, should contact the Eligible Investor for exchange requests.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus 105

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES

          A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the same Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of a Fund generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain Eligible Investors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class, you may place an order for a share conversion by contacting your Relationship Manager. If you own shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Advisors have any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

106 Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          Mandatory Conversions

          The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Eligible Investors, such as intermediaries or plan sponsors, may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through an intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Fund shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size. While there is currently no minimum account size for maintaining an Institutional Class account, the Funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

          Taxpayer Identification Number. Each Eligible Investor or Direct Purchaser must provide its taxpayer identification number (which, for most individuals, is

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus 107

your social security number) to the Funds and indicate whether or not it is subject to back-up withholding. If an Eligible Investor does not furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding. If a Direct Purchaser does not furnish its taxpayer identification number, its account application will be rejected and returned.

          Changing Your Address. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a letter of instruction with a Medallion Signature Guarantee from each owner of record of an account (in the case of a Direct Purchaser). This requirement is designed to protect shareholders and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of United States stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a signature guarantee may be required, please contact your Relationship Manager (for Direct Purchasers) or the Funds directly.

          Transferring Shares. Shareholders may transfer ownership of their shares to another person or organization that also qualifies to own Institutional Class shares or may change the name on their account by sending the Funds written instructions. Generally, each registered owner of the account must sign the request and provide a Medallion Signature Guarantee. When the name on an account is changed, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account. (Direct Purchasers Only). Representatives of TPIS or Services may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Ave., New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

108 Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          TIAA-CREF Web Center and Telephone Transactions. The Funds are not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Funds also tape record telephone instructions and provide written confirmations of such instructions. The Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are shareholders who may try to profit from making transactions back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, the Funds may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of a Fund, subsequently purchases or exchanges any monies back into that same Fund and then redeems or exchanges any monies out of that same Fund, the shareholder will not be permitted to transfer back into that same Fund through a purchase or exchange for 90 calendar days. The International Equity Fund, International Equity Index Fund, Enhanced International Equity Index Fund, Small-Cap Equity Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund and High-Yield Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in these Funds and to discourage short-term trading of Fund shares. See the section entitled “Redemption Or Exchange Fee” for additional information on the Redemption Fee.

          The Funds’ market timing policies and procedures will not be applied to the Money Market or Short-Term Bond Fund or to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions,

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus 109

mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds’ management. The Funds’ management may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Fund’s efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Funds’ portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Funds’ NAVs, thereby minimizing any potential stale price arbitrage.

          The Funds seek to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Funds may agree to defer to an intermediary’s market timing policy if the Funds’ management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Funds have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Fund’s market timing policies.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

110 Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

          If you invest in a Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

REDEMPTION OR EXCHANGE FEE

          As explained under “Fees and Expenses” the International Equity Fund, International Equity Index Fund, Enhanced International Equity Index Fund, Small-Cap Equity Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund and High-Yield Fund charge a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

          The Redemption Fee applies to all investors in these Funds, regardless of whether they purchase shares of these Funds through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to these Funds to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in these Funds and to discourage short-term trading of Fund shares.

          In determining whether the Redemption Fee is applicable to a particular redemption, these Funds will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in these Funds by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

          These Funds will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund’s management. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management.

          The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for each of these Funds reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus 111

when the it determines that imposition of the Redemption Fee is not necessary to protect the Fund from the effects of short-term trading. In addition, these Funds reserve the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Funds will notify you prior to the effective date of the change.

          If shares of these Funds are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with these Funds will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from each Fund’s method of doing so.

          The Board of Trustees may authorize the imposition of the Redemption Fee from time to time on other Funds, subject to notifying shareholders prior to the effective date of the Fee.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

          The Russell 1000® Index, Russell 2000® Index, Russell 3000® Index, Russell 1000® Growth Index, Russell 1000® Value Index, Russell Midcap® Growth Index and Russell Midcap® Value Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

          The Social Choice Equity Fund is not promoted, sponsored or endorsed by, or in any way affiliated with KLD Research and Analytics, Inc. KLD Research and Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, completeness or otherwise. KLD Research and Analytics, Inc.’s publication of its indices in no way suggests or

112 Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which its indices are based. KLD Research and Analytics, Inc. makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with request to its indices or any data or any security (or combination thereof) included therein.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus 113

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for each of the periods presented in the four-year period ended September 30, 2008. Their report appears in the Trust’s Annual Report, which is available without charge upon request. Information reported for fiscal periods before 2005 was audited by the Funds’ former independent registered public accounting firm.

114 Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$8.89	$7.16	$7.00	$6.31	$5.91

Gain (loss) from investment operations:
Net investment income (a)	0.08	0.08	0.06	0.07	0.06
Net realized and unrealized gain (loss) on total investments	(1.90)	1.71	0.14	0.69	0.40

Total gain (loss) from investment operations	(1.82)	1.79	0.20	0.76	0.46

Less distributions from:
Net investment income	(0.04)	(0.06)	(0.04)	(0.07)	(0.06)
Net realized gains	(0.22)	—	—	—	—

Total distributions	(0.26)	(0.06)	(0.04)	(0.07)	(0.06)

Net asset value, end of period	$6.81	$8.89	$7.16	$7.00	$6.31

TOTAL RETURN	(21.00)%	25.24%	2.91%	12.09%	7.72%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$276,881	$327,739	$90,140	$115,925	$92,576
Ratio of expenses to average net assets before expense waiver and reimbursement	0.15%	0.22%	0.22%	0.14%	0.15%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.15%	0.14%	0.14%	0.14%	0.15%
Ratio of net investment income to average net assets	0.96%	1.01%	0.89%	1.01%	0.93%
Portfolio turnover rate	224%	218%	197%	119%	76%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  115

FINANCIAL HIGHLIGHTS	(continued)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.33	$8.66	$9.05	$8.12	$7.36

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.17	0.14	0.18	0.12
Net realized and unrealized gain (loss) on total investments	(1.91)	2.06	0.76	0.93	0.76

Total gain (loss) from investment operations	(1.76)	2.23	0.90	1.11	0.88

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.15)	(0.18)	(0.12)
Net realized gains	(0.24)	(0.39)	(1.14)	—	—

Total distributions	(0.41)	(0.56)	(1.29)	(0.18)	(0.12)

Net asset value, end of period	$8.16	$10.33	$8.66	$9.05	$8.12

TOTAL RETURN	(17.64)%	26.84%	10.87%	13.70%	11.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$218,710	$105,476	$97,494	$141,199	$625,503
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50%	0.55%	0.42%	0.15%	0.14%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.33%	0.13%	0.13%	0.15%	0.14%
Ratio of net investment income to average net assets	1.59%	1.81%	1.58%	2.04%	1.46%
Portfolio turnover rate	132%	84%	133%	223%	77%

116  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.44	$8.76	$9.12	$8.16	$7.39

Gain (loss) from investment operations:
Net investment income (a)	0.13	0.15	0.12	0.13	0.10
Net realized and unrealized gain (loss) on total investments	(1.93)	2.08	0.77	0.95	0.75

Total gain (loss) from investment operations	(1.80)	2.23	0.89	1.08	0.85

Less distributions from:
Net investment income	(0.15)	(0.16)	(0.11)	(0.12)	(0.08)
Net realized gains	(0.24)	(0.39)	(1.14)	—	—

Total distributions	(0.39)	(0.55)	(1.25)	(0.12)	(0.08)

Net asset value, end of period	$8.25	$10.44	$8.76	$9.12	$8.16

TOTAL RETURN	(17.82)%	26.44%	10.62%	13.32%	11.47%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$259,942	$204,746	$86,918	$58,731	$35,874
Ratio of expenses to average net assets before expense waiver and reimbursement	0.75%	0.81%	0.74%	0.46%	0.53%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.54%	0.38%	0.40%	0.46%	0.44%
Ratio of net investment income to average net assets	1.36%	1.52%	1.36%	1.43%	1.17%
Portfolio turnover rate	132%	84%	133%	223%	77%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  117

FINANCIAL HIGHLIGHTS	(continued)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.36	$10.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.18	0.08
Net realized and unrealized gain (loss) on total investments	(2.30)	2.47	0.24

Total gain (loss) from investment operations	(2.14)	2.65	0.32

Less distributions from:
Net investment income	(0.15)	(0.17)	(0.05)
Net realized gains	(0.24)	(0.39)	—

Total distributions	(0.39)	(0.56)	(0.05)

Net asset value, end of period	$9.83	$12.36	$10.27

TOTAL RETURN	(17.78)%	26.67%	3.22	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$506,760	$635,012	$2,632
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	1.00%	4.10	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.46%	0.24%	0.43	%(c)
Ratio of net investment income to average net assets	1.43%	1.58%	1.55	%(c)
Portfolio turnover rate	132%	84%	133%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

118  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.98	$13.45	$12.17	$10.29	$8.56

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.20	0.19	0.21	0.20
Net realized and unrealized gain (loss) on total investments	(4.67)	3.49	2.15	2.43	1.69

Total gain (loss) from investment operations	(4.41)	3.69	2.34	2.64	1.89

Less distributions from:
Net investment income	(0.15)	(0.22)	(0.22)	(0.20)	(0.16)
Net realized gains	(1.74)	(1.94)	(0.84)	(0.56)	—

Total distributions	(1.89)	(2.16)	(1.06)	(0.76)	(0.16)

Net asset value, end of period	$8.68	$14.98	$13.45	$12.17	$10.29

TOTAL RETURN	(33.50)%	30.49%	20.60%	26.45%	22.17%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$606,528	$807,072	$649,747	$668,009	$528,959
Ratio of expenses to average net assets before expense waiver and reimbursement	0.54%	0.58%	0.45%	0.21%	0.20%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.54%	0.58%	0.45%	0.21%	0.20%
Ratio of net investment income to average net assets	2.20%	1.47%	1.48%	1.89%	1.98%
Portfolio turnover rate	204%	179%	164%	147%	151%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  119

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.32	$13.72	$12.41	$10.49	$8.65

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.19	0.16	0.19	0.17
Net realized and unrealized gain (loss) on total investments	(4.79)	3.54	2.13	2.40	1.69

Total gain (loss) from investment operations	(4.54)	3.73	2.29	2.59	1.86

Less distributions from:
Net investment income	(0.14)	(0.19)	(0.14)	(0.11)	(0.02)
Net realized gains	(1.74)	(1.94)	(0.84)	(0.56)	—

Total distributions	(1.88)	(2.13)	(0.98)	(0.67)	(0.02)

Net asset value, end of period	$8.90	$15.32	$13.72	$12.41	$10.49

TOTAL RETURN	(33.64)%	30.16%	19.68%	25.34%	21.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,159,940	$1,216,121	$519,870	$231,867	$77,400
Ratio of expenses to average net assets before expense waiver and reimbursement	0.79%	0.84%	0.76%	0.56%	0.58%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.79%	0.80%	0.74%	0.56%	0.55%
Ratio of net investment income to average net assets	2.08%	1.36%	1.27%	1.67%	1.63%
Portfolio turnover rate	204%	179%	164%	147%	151%

120  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.29	$10.63	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.17	0.22	0.05
Net realized and unrealized gain (loss) on total investments	(3.35)	2.59	0.58

Total gain (loss) from investment operations	(3.18)	2.81	0.63

Less distributions from:
Net investment income	(0.15)	(0.21)	—
Net realized gains	(1.74)	(1.94)	—

Total distributions	(1.89)	(2.15)	—

Net asset value, end of period	$6.22	$11.29	$10.63

TOTAL RETURN	(33.62)%	30.34%	6.30	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$316,827	$526,418	$13,943
Ratio of expenses to average net assets before expense waiver and reimbursement	0.89%	0.95%	1.36	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.69%	0.75%	0.80	%(c)
Ratio of net investment income to average net assets	1.95%	2.02%	0.94	%(c)
Portfolio turnover rate	204%	179%	164%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  121

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.04	$9.68	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.08	0.10	0.05
Net realized and unrealized gain (loss) on total investments	(2.47)	2.31	(0.37)

Total gain (loss) from investment operations	(2.39)	2.41	(0.32)

Less distributions from:
Net investment income	(0.08)	(0.05)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.69)	(0.05)	—

Net asset value, end of period	$8.96	$12.04	$9.68

TOTAL RETURN	(21.14)%	24.97%	(3.20	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$127,255	$169,352	$12,465
Ratio of expenses to average net assets before expense waiver and reimbursement	0.54%	0.65%	1.97	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.31%	0.13%	0.13	%(c)
Ratio of net investment income to average net assets	0.77%	0.95%	0.97	%(c)
Portfolio turnover rate	192%	189%	81%

122  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.00	$9.67	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.05	0.18	0.03
Net realized and unrealized gain (loss) on total investments	(2.47)	2.19	(0.36)

Total gain (loss) from investment operations	(2.42)	2.37	(0.33)

Less distributions from:
Net investment income	(0.07)	(0.04)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.68)	(0.04)	—

Net asset value, end of period	$8.90	$12.00	$9.67

TOTAL RETURN	(21.45)%	24.67%	(3.30	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$31,406	$28,308	$2,145
Ratio of expenses to average net assets before expense waiver and reimbursement	0.78%	0.94%	6.76	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.57%	0.38%	0.38	%(c)
Ratio of net investment income to average net assets	0.50%	1.67%	0.69	%(c)
Portfolio turnover rate	192%	189%	81%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  123

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.02	$9.67	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.09	0.03
Net realized and unrealized gain (loss) on total investments	(2.48)	2.31	(0.36)

Total gain (loss) from investment operations	(2.42)	2.40	(0.33)

Less distributions from:
Net investment income	(0.06)	(0.05)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.67)	(0.05)	—

Net asset value, end of period	$8.93	$12.02	$9.67

TOTAL RETURN	(21.40)%	24.89%	(3.30	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$344,298	$439,678	$2,196
Ratio of expenses to average net assets before expense waiver and reimbursement	1.01%	1.22%	5.35	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.52%	0.21%	0.43	%(c)
Ratio of net investment income to average net assets	0.55%	0.82%	0.61	%(c)
Portfolio turnover rate	192%	189%	81%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

124  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$17.02	$15.73	$14.41	$13.40	$11.59

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.30	0.27	0.30	0.28
Net realized and unrealized gain (loss) on total investments	(4.58)	2.10	1.75	1.92	2.22

Total gain (loss) from investment operations	(4.30)	2.40	2.02	2.22	2.50

Less distributions from:
Net investment income	(0.25)	(0.26)	(0.22)	(0.23)	(0.14)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.16)	(1.11)	(0.70)	(1.21)	(0.69)

Net asset value, end of period	$11.56	$17.02	$15.73	$14.41	$13.40

TOTAL RETURN	(26.78)%	15.71%	14.47%	16.73%	21.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$401,478	$487,144	$215,614	$216,512	$31,289
Ratio of expenses to average net assets before expense waiver and reimbursement	0.49%	0.52%	0.38%	0.14%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.49%	0.50%	0.38%	0.14%	0.14%
Ratio of net investment income to average net assets	2.03%	1.78%	1.84%	2.11%	2.20%
Portfolio turnover rate	151%	136%	115%	113%	154%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  125

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.96	$15.68	$14.43	$13.41	$11.55

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.26	0.23	0.26	0.24
Net realized and unrealized gain (loss) on total investments	(4.57)	2.10	1.75	1.90	2.23

Total gain (loss) from investment operations	(4.32)	2.36	1.98	2.16	2.47

Less distributions from:
Net investment income	(0.22)	(0.23)	(0.25)	(0.16)	(0.06)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.13)	(1.08)	(0.73)	(1.14)	(0.61)

Net asset value, end of period	$11.51	$16.96	$15.68	$14.43	$13.41

TOTAL RETURN	(26.99)%	15.51%	14.21%	16.23%	21.59%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500,288	$500,511	$257,287	$159,064	$69,314
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.75%	0.68%	0.48%	0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.74%	0.73%	0.67%	0.48%	0.48%
Ratio of net investment income to average net assets	1.78%	1.55%	1.54%	1.82%	1.87%
Portfolio turnover rate	151%	136%	115%	113%	154%

126   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.60	$15.36	$14.17	$13.25	$11.52

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.28	0.25	0.26	0.24
Net realized and unrealized gain (loss) on total investments	(4.45)	2.06	1.71	1.88	2.21

Total gain (loss) from investment operations	(4.20)	2.34	1.96	2.14	2.45

Less distributions from:
Net investment income	(0.23)	(0.25)	(0.29)	(0.24)	(0.17)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.14)	(1.10)	(0.77)	(1.22)	(0.72)

Net asset value, end of period	$11.26	$16.60	$15.36	$14.17	$13.25

TOTAL RETURN	(26.87)%	15.70%	14.35%	16.35%	21.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$74,487	$115,149	$198,739	$170,748	$137,166
Ratio of expenses to average net assets before expense waiver and reimbursement	0.77%	0.71%	0.53%	0.44%	0.49%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.64%	0.55%	0.53%	0.44%	0.44%
Ratio of net investment income to average net assets	1.85%	1.72%	1.69%	1.87%	1.89%
Portfolio turnover rate	151%	136%	115%	113%	154%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  127

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.33	$17.01	$17.01	$14.30	$13.02

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.03	0.06	0.06	0.05
Net realized and unrealized gain (loss) on total investments	(4.65)	4.20	0.41	3.33	1.76

Total gain (loss) from investment operations	(4.59)	4.23	0.47	3.39	1.81

Less distributions from:
Net investment income	(0.04)	(0.05)	(0.02)	(0.01)	(0.03)
Net realized gains	(1.40)	(0.86)	(0.45)	(0.67)	(0.50)

Total distributions	(1.44)	(0.91)	(0.47)	(0.68)	(0.53)

Net asset value, end of period	$14.30	$20.33	$17.01	$17.01	$14.30

TOTAL RETURN	(24.33)%	25.76%	2.72%	24.12%	13.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$53,843	$51,145	$34,088	$20,808	$3,684
Ratio of expenses to average net assets before expense waiver and reimbursement	0.55%	0.59%	0.50%	0.15%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.55%	0.55%	0.43%	0.15%	0.14%
Ratio of net investment income to average net assets	0.31%	0.18%	0.36%	0.39%	0.32%
Portfolio turnover rate	111%	127%	147%	115%	148%

128   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07		9/30/06		9/30/05		9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.12	$16.84		$16.88		$14.23		$12.97

Gain (loss) from investment operations:
Net investment income (a)	0.01	(0.00	)(b)	0.02		0.01		0.00 (b)
Net realized and unrealized gain (loss) on total investments	(4.60)	4.16		0.39		3.31		1.76

Total gain (loss) from investment operations	(4.59)	4.16		0.41		3.32		1.76

Less distributions from:
Net investment income	(0.01)	(0.02)		(0.00	)(b)	(0.00	)(b)	—
Net realized gains	(1.40)	(0.86)		(0.45)		(0.67)		(0.50)

Total distributions	(1.41)	(0.88)		(0.45)		(0.67)		(0.50)

Net asset value, end of period	$14.12	$20.12		$16.84		$16.88		$14.23

TOTAL RETURN	(24.56)%	25.54%		2.42%		23.72%		13.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$348,993	$313,908		$164,771		$131,943		$74,600
Ratio of expenses to average net assets before expense waiver and reimbursement	0.80%	0.84%		0.72%		0.48%		0.54%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.80%	0.78%		0.69%		0.48%		0.48%
Ratio of net investment income to average net assets	0.06%	(0.05)%		0.13%		0.06%		(0.01)%
Portfolio turnover rate	111%	127%		147%		115%		148%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  129

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05		9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.14	$16.85	$16.89	$14.23		$12.98

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.00 (b)	0.02	0.01		0.00	(b)
Net realized and unrealized gain (loss) on total investments	(4.61)	4.17	0.40	3.32		1.75

Total gain (loss) from investment operations	(4.58)	4.17	0.42	3.33		1.75

Less distributions from:
Net investment income	(0.01)	(0.02)	(0.01)	(0.00	) (b)	(0.00	) (b)
Net realized gains	(1.40)	(0.86)	(0.45)	(0.67)		(0.50)

Total distributions	(1.41)	(0.88)	(0.46)	(0.67)		(0.50)

Net asset value, end of period	$14.15	$20.14	$16.85	$16.89		$14.23

TOTAL RETURN	(24.46)%	25.66%	2.37%	23.80%		13.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$62,390	$84,847	$68,416	$62,481		$48,508
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	0.90%	0.68%	0.44%		0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.69%	0.70%	0.68%	0.44%		0.44%
Ratio of net investment income to average net assets	0.17%	0.03%	0.13%	0.09%		0.02%
Portfolio turnover rate	111%	127%	147%	115%		148%

(a)	Based on average shares outstanding.

(b)	Amount represents less than $0.01 per share.

130   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.34	$18.59	$17.57	$14.44	$12.02

Gain (loss) from investment operations:
Net investment income (a)	0.30	0.35	0.26	0.30	0.26
Net realized and unrealized gain (loss) on total investments	(4.54)	3.33	1.87	3.62	2.74

Total gain (loss) from investment operations	(4.24)	3.68	2.13	3.92	3.00

Less distributions from:
Net investment income	(0.26)	(0.31)	(0.23)	(0.22)	(0.13)
Net realized gains	(1.06)	(1.62)	(0.88)	(0.57)	(0.45)

Total distributions	(1.32)	(1.93)	(1.11)	(0.79)	(0.58)

Net asset value, end of period	$14.78	$20.34	$18.59	$17.57	$14.44

TOTAL RETURN	(22.03)%	21.03%	12.68%	27.63%	25.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$127,218	$58,763	$38,173	$25,868	$8,042
Ratio of expenses to average net assets before expense waiver and reimbursement	0.51%	0.53%	0.47%	0.15%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.51%	0.53%	0.43%	0.15%	0.14%
Ratio of net investment income to average net assets	1.74%	1.76%	1.46%	1.82%	1.88%
Portfolio turnover rate	41%	90%	131%	110%	173%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  131

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.23	$18.51	$17.52	$14.38	$11.95

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.29	0.21	0.25	0.21
Net realized and unrealized gain (loss) on total investments	(4.53)	3.32	1.87	3.60	2.73

Total gain (loss) from investment operations	(4.27)	3.61	2.08	3.85	2.94

Less distributions from:
Net investment income	(0.21)	(0.27)	(0.21)	(0.14)	(0.06)
Net realized gains	(1.06)	(1.62)	(0.88)	(0.57)	(0.45)

Total distributions	(1.27)	(1.89)	(1.09)	(0.71)	(0.51)

Net asset value, end of period	$14.69	$20.23	$18.51	$17.52	$14.38

TOTAL RETURN	(22.25)%	20.70%	12.42%	27.20%	24.82%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$683,125	$600,104	$318,024	$266,360	$92,268
Ratio of expenses to average net assets before expense waiver and reimbursement	0.76%	0.78%	0.69%	0.48%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.76%	0.78%	0.68%	0.48%	0.48%
Ratio of net investment income to average net assets	1.52%	1.47%	1.20%	1.50%	1.54%
Portfolio turnover rate	41%	90%	131%	110%	173%

132   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.04	$18.34	$17.36	$14.27	$11.97

Gain (loss) from investment operations:
Net investment income (a)	0.29	0.32	0.22	0.25	0.22
Net realized and unrealized gain (loss) on total investments	(4.49)	3.29	1.85	3.57	2.71

Total gain (loss) from investment operations	(4.20)	3.61	2.07	3.82	2.93

Less distributions from:
Net investment income	(0.23)	(0.29)	(0.22)	(0.16)	(0.18)
Net realized gains	(1.06)	(1.62)	(0.87)	(0.57)	(0.45)

Total distributions	(1.29)	(1.91)	(1.09)	(0.73)	(0.63)

Net asset value, end of period	$14.55	$20.04	$18.34	$17.36	$14.27

TOTAL RETURN	(22.09)%	20.87%	12.51%	27.23%	24.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$152,818	$198,698	$125,871	$95,608	$40,706
Ratio of expenses to average net assets before expense waiver and reimbursement	0.79%	0.79%	0.63%	0.44%	0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.62%	0.63%	0.63%	0.44%	0.44%
Ratio of net investment income to average net assets	1.69%	1.65%	1.25%	1.53%	1.58%
Portfolio turnover rate	41%	90%	131%	110%	173%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  133

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.43	$15.91	$15.84	$14.29	$12.68

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.19	0.10	0.17	0.14
Net realized and unrealized gain (loss) on total investments	(2.36)	0.99	1.41	2.20	2.48

Total gain (loss) from investment operations	(2.24)	1.18	1.51	2.37	2.62

Less distributions from:
Net investment income	(0.15)	(0.11)	(0.11)	(0.12)	(0.08)
Net realized gains	(0.92)	(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.07)	(1.66)	(1.44)	(0.82)	(1.01)

Net asset value, end of period	$12.12	$15.43	$15.91	$15.84	$14.29	(c)

TOTAL RETURN	(15.23)%	7.43%	10.15%	16.69%	20.98	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$190,667	$181,032	$115,273	$116,652	$45,429
Ratio of expenses to average net assets before expense waiver and reimbursement	0.53%	0.57%	0.43%	0.15%	0.20%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.53%	0.55%	0.41%	0.15%	0.14%
Ratio of net investment income to average net assets	0.91%	1.16%	0.66%	1.11%	1.03%
Portfolio turnover rate	114%	127%	264%	273%	295%

134   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08		9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.23		$15.73	$15.71	$14.20	$12.62

Gain (loss) from investment operations:
Net investment income (a)	0.09		0.15	0.06	0.12	0.09
Net realized and unrealized gain (loss) on total investments	(2.34)		0.98	1.40	2.19	2.46

Total gain (loss) from investment operations	(2.25)		1.13	1.46	2.31	2.55

Less distributions from:
Net investment income	(0.11)		(0.08)	(0.11)	(0.10)	(0.04)
Net realized gains	(0.92)		(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.03)		(1.63)	(1.44)	(0.80)	(0.97)

Net asset value, end of period	$11.95		$15.23	$15.73	$15.71	$14.20	(c)

TOTAL RETURN	(15.39	) %	7.15%	9.90%	16.35%	20.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$285,643		$267,273	$216,828	$170,413	$116,445
Ratio of expenses to average net assets before expense waiver and reimbursement	0.78%		0.81%	0.72%	0.48%	0.54%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.78%		0.78%	0.69%	0.48%	0.48%
Ratio of net investment income to average net assets	0.66%		0.92%	0.39%	0.78%	0.68%
Portfolio turnover rate	114%		127%	264%	273%	295%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  135

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.18	$15.66	$15.65	$14.15	$12.64

Gain (loss) from investment operations:
Net investment income (a)	0.09	0.15	0.07	0.14	0.12
Net realized and unrealized gain (loss) on total investments	(2.33)	1.01	1.39	2.19	2.45

Total gain (loss) from investment operations	(2.24)	1.16	1.46	2.33	2.57

Less distributions from:
Net investment income	(0.11)	(0.09)	(0.12)	(0.13)	(0.13)
Net realized gains	(0.92)	(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.03)	(1.64)	(1.45)	(0.83)	(1.06)

Net asset value, end of period	$11.91	$15.18	$15.66	$15.65	$14.15	(c)

TOTAL RETURN	(15.37)%	7.39%	9.97%	16.55%	20.70	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$50,731	$68,843	$85,719	$71,400	$61,937
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	0.86%	0.61%	0.32%	0.38%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.72%	0.69%	0.61%	0.30%	0.30%
Ratio of net investment income to average net assets	0.71%	0.95%	0.48%	0.97%	0.87%
Portfolio turnover rate	114%	127%	264%	273%	295%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

136  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$13.78	$11.84	$11.33	$10.48	$11.63

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.14	0.13	0.12	0.11
Net realized and unrealized gain (loss) on total investments	(3.00)	2.09	0.54	1.07	0.80

Total gain (loss) from investment operations	(2.84)	2.23	0.67	1.19	0.91

Less distributions from:
Net investment income	(0.14)	(0.28)	(0.09)	(0.15)	(0.21)
Net realized gains	(0.08)	(0.01)	(0.07)	(0.19)	(1.85)

Total distributions	(0.22)	(0.29)	(0.16)	(0.34)	(2.06)

Net asset value, end of year	$10.72	$13.78	$11.84	$11.33	$10.48

TOTAL RETURN	(20.96)%	19.15%	5.94%	11.41%	7.35%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$263,714	$272,610	$552,918	$464,761	$35,800
Ratio of expenses to average net assets before expense waiver and reimbursement	0.10%	0.12%	0.08%	0.08%	0.11%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	1.23%	1.10%	1.14%	1.08%	0.97%
Portfolio turnover rate	28%	53%	40%	61%	19%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  137

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$13.86	$11.91	$11.47	$10.56	$11.60

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.12	0.10	0.12	0.05
Net realized and unrealized gain (loss) on total investments	(3.01)	2.10	0.53	1.04	0.82

Total gain (loss) from investment operations	(2.89)	2.22	0.63	1.16	0.87

Less distributions from:
Net investment income	(0.11)	(0.26)	(0.12)	(0.06)	(0.06)
Net realized gains	(0.08)	(0.01)	(0.07)	(0.19)	(1.85)

Total distributions	(0.19)	(0.27)	(0.19)	(0.25)	(1.91)

Net asset value, end of year	$10.78	$13.86	$11.91	$11.47	$10.56

TOTAL RETURN	(21.13)%	18.91%	5.53%	11.04%	7.03%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$98,784	$87,924	$42,719	$22,402	$18,405
Ratio of expenses to average net assets before expense waiver and reimbursement	0.35%	0.38%	0.43%	0.43%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.33%	0.36%	0.43%	0.42%
Ratio of net investment income to average net assets	0.98%	0.93%	0.86%	1.04%	0.46%
Portfolio turnover rate	28%	53%	40%	61%	19%

(a)	Based on average shares outstanding.

138  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$16.89	$15.93	$14.50	$13.05	$11.41

Gain (loss) from investment operations:
Net investment income (a)	0.40	0.41	0.36	0.34	0.29
Net realized and unrealized gain (loss) on total investments	(4.22)	1.80	1.68	1.77	1.99

Total gain (loss) from investment operations	(3.82)	2.21	2.04	2.11	2.28

Less distributions from:
Net investment income	(0.38)	(0.59)	(0.29)	(0.27)	(0.31)
Net realized gains	(0.52)	(0.66)	(0.32)	(0.39)	(0.33)

Total distributions	(0.90)	(1.25)	(0.61)	(0.66)	(0.64)

Net asset value, end of year	$12.17	$16.89	$15.93	$14.50	$13.05

TOTAL RETURN	(23.58)%	14.36%	14.54%	16.50%	20.25%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$319,533	$363,498	$518,223	$433,383	$142,252
Ratio of expenses to average net assets before expense waiver and reimbursement	0.09%	0.11%	0.08%	0.08%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.09%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	2.83%	2.48%	2.45%	2.42%	2.34%
Portfolio turnover rate	33%	60%	49%	65%	44%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  139

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$17.06	$16.09	$14.52	$13.07	$11.38

Gain (loss) from investment operations:
Net investment income (a)	0.37	0.38	0.32	0.29	0.25
Net realized and unrealized gain (loss) on total investments	(4.26)	1.82	1.68	1.79	1.98

Total gain (loss) from investment operations	(3.89)	2.20	2.00	2.08	2.23

Less distributions from:
Net investment income	(0.35)	(0.57)	(0.11)	(0.24)	(0.21)
Net realized gains	(0.52)	(0.66)	(0.32)	(0.39)	(0.33)

Total distributions	(0.87)	(1.23)	(0.43)	(0.63)	(0.54)

Net asset value, end of year	$12.30	$17.06	$16.09	$14.52	$13.07

TOTAL RETURN	(23.77)%	14.17%	14.14%	16.18%	19.82%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$115,840	$101,949	$37,069	$778	$200
Ratio of expenses to average net assets before expense waiver and reimbursement	0.34%	0.32%	0.51%	0.44%	0.97%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.30%	0.35%	0.44%	0.44%
Ratio of net investment income to average net assets	2.58%	2.26%	2.10%	2.07%	1.99%
Portfolio turnover rate	33%	60%	49%	65%	44%

(a)	Based on average shares outstanding.

140	Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.46	$10.09	$9.97	$8.85	$8.07

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.20	0.17	0.18	0.15
Net realized and unrealized gain (loss) on total investments	(2.59)	1.44	0.78	1.09	0.99

Total gain (loss) from investment operations	(2.39)	1.64	0.95	1.27	1.14

Less distributions from:
Net investment income	(0.18)	(0.17)	(0.17)	(0.15)	(0.29)
Net realized gains	(0.19)	(0.10)	(0.66)	—	(0.07)

Total distributions	(0.37)	(0.27)	(0.83)	(0.15)	(0.36)

Net asset value, end of period	$8.70	$11.46	$10.09	$9.97	$8.85

TOTAL RETURN	(21.43)%	16.49%	10.08%	14.40%	14.17%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$697,104	$844,429	$633,027	$606,341	$766,707
Ratio of expenses to average net assets before expense waiver and reimbursement	0.07%	0.09%	0.08%	0.09%	0.08%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.07%	0.08%	0.08%	0.09%	0.08%
Ratio of net investment income to average net assets	2.02%	1.79%	1.74%	1.94%	1.67%
Portfolio turnover rate	9%	16%	32%	24%	26%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus	141

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.62	$10.24	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.18	0.17	0.07
Net realized and unrealized gain (loss) on total investments	(2.64)	1.48	0.17

Total gain (loss) from investment operations	(2.46)	1.65	0.24

Less distributions from:
Net investment income	(0.16)	(0.17)	—
Net realized gains	(0.19)	(0.10)	—

Total distributions	(0.35)	(0.27)	—

Net asset value, end of period	$8.81	$11.62	$10.24

TOTAL RETURN	(21.71)%	16.29%	2.40	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$13,487	$9,479	$1,909
Ratio of expenses to average net assets before expense waiver and reimbursement	0.33%	0.36%	4.07	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.33%	0.33%	0.34	%(c)
Ratio of net investment income to average net assets	1.77%	1.54%	1.39	%(c)
Portfolio turnover rate	9%	16%	32%

142	Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.63	$10.25	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.19	0.18	0.08
Net realized and unrealized gain (loss) on total investments	(2.63)	1.47	0.17

Total gain (loss) from investment operations	(2.44)	1.65	0.25

Less distributions from:
Net investment income	(0.17)	(0.17)	—
Net realized gains	(0.19)	(0.10)	—

Total distributions	(0.36)	(0.27)	—

Net asset value, end of period	$8.83	$11.63	$10.25

TOTAL RETURN	(21.53)%	16.30%	2.50	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$335,624	$440,181	$7,115
Ratio of expenses to average net assets before expense waiver and reimbursement	0.39%	0.43%	1.49	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.19%	0.22%	0.24	%(c)
Ratio of net investment income to average net assets	1.89%	1.62%	1.53	%(c)
Portfolio turnover rate	9%	16%	32%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus	143

FINANCIAL HIGHLIGHTS	(continued)

S&P 500 INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$17.54	$15.36	$14.08	$12.92	$11.52

Gain (loss) from investment operations:
Net investment income (a)	0.33	0.31	0.27	0.26	0.21
Net realized and unrealized gain (loss) on total investments	(4.09)	2.17	1.22	1.31	1.36

Total gain (loss) from investment operations	(3.76)	2.48	1.49	1.57	1.57

Less distributions from:
Net investment income	(0.31)	(0.27)	(0.18)	(0.21)	(0.17)
Net realized gains	(0.13)	(0.03)	(0.03)	(0.20)	—

Total distributions	(0.44)	(0.30)	(0.21)	(0.41)	(0.17)

Net asset value, end of period	$13.34	$17.54	$15.36	$14.08	$12.92

TOTAL RETURN	(21.93)%	16.35%	10.70%	12.20%	13.63%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$851,272	$942,556	$783,876	$526,899	$167,621
Ratio of expenses to average net assets before expense waiver and reimbursement	0.06%	0.07%	0.07%	0.08%	0.11%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.06%	0.07%	0.07%	0.08%	0.08%
Ratio of net investment income to average net assets	2.12%	1.88%	1.86%	1.92%	1.68%
Portfolio turnover rate	14%	18%	25%	38%	21%

144	Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

S&P 500 INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$17.45	$15.29	$14.08	$12.95	$11.48

Gain (loss) from investment operations:
Net investment income (a)	0.29	0.27	0.23	0.22	0.17
Net realized and unrealized gain (loss) on total investments	(4.07)	2.16	1.22	1.29	1.36

Total gain (loss) from investment operations	(3.78)	2.43	1.45	1.51	1.53

Less distributions from:
Net investment income	(0.27)	(0.24)	(0.21)	(0.18)	(0.06)
Net realized gains	(0.13)	(0.03)	(0.03)	(0.20)	—

Total distributions	(0.40)	(0.27)	(0.24)	(0.38)	(0.06)

Net asset value, end of period	$13.27	$17.45	$15.29	$14.08	$12.95

TOTAL RETURN	(22.11)%	16.05%	10.39%	11.69%	13.29%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$223,973	$231,854	$149,408	$98,508	$54,914
Ratio of expenses to average net assets before expense waiver and reimbursement	0.31%	0.32%	0.37%	0.44%	0.48%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.31%	0.32%	0.37%	0.44%	0.44%
Ratio of net investment income to average net assets	1.87%	1.63%	1.56%	1.65%	1.31%
Portfolio turnover rate	14%	18%	25%	38%	21%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  145

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.26	$14.30	$14.36	$12.85	$12.94

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.13	0.12	0.07	0.06
Net realized and unrealized gain (loss) on total investments	(3.88)	2.73	0.85	2.81	1.67

Total gain (loss) from investment operations	(3.73)	2.86	0.97	2.88	1.73

Less distributions from:
Net investment income	(0.13)	(0.10)	(0.08)	(0.06)	(0.06)
Net realized gains	(0.91)	(0.80)	(0.95)	(1.31)	(1.76)

Total distributions	(1.04)	(0.90)	(1.03)	(1.37)	(1.82)

Net asset value, end of period	$11.49	$16.26	$14.30	$14.36	$12.85

TOTAL RETURN	(24.41)%	20.88%	6.88%	23.36%	13.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$47,091	$48,316	$36,255	$29,431	$23,893
Ratio of expenses to average net assets before expense waiver and reimbursement	0.32%	0.48%	0.41%	0.09%	0.11%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.09%	0.08%
Ratio of net investment income to average net assets	1.05%	0.86%	0.84%	0.55%	0.46%
Portfolio turnover rate	60%	70%	72%	42%	32%

146  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.16	$14.25	$14.29	$12.83	$12.91

Gain (loss) from investment operations:
Net investment income (a)	0.11	0.10	0.08	0.03	0.01
Net realized and unrealized gain (loss) on total investments	(3.85)	2.71	0.85	2.79	1.68

Total gain (loss) from investment operations	(3.74)	2.81	0.93	2.82	1.69

Less distributions from:
Net investment income	(0.09)	(0.10)	(0.02)	(0.05)	(0.01)
Net realized gains	(0.91)	(0.80)	(0.95)	(1.31)	(1.76)

Total distributions	(1.00)	(0.90)	(0.97)	(1.36)	(1.77)

Net asset value, end of period	$11.42	$16.16	$14.25	$14.29	$12.83

TOTAL RETURN	(24.55)%	20.55%	6.60%	22.86%	13.15%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$27,615	$24,565	$10,121	$445	$344
Ratio of expenses to average net assets before expense waiver and reimbursement	0.57%	0.75%	0.94%	0.45%	0.73%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.33%	0.35%	0.45%	0.44%
Ratio of net investment income to average net assets	0.81%	0.63%	0.54%	0.19%	0.10%
Portfolio turnover rate	60%	70%	72%	42%	32%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  147

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$17.40	$16.20	$16.55	$14.23	$11.83

Gain (loss) from investment operations:
Net investment income (a)	0.38	0.37	0.33	0.33	0.29
Net realized and unrealized gain (loss) on total investments	(3.71)	1.79	1.47	3.24	2.66

Total gain (loss) from investment operations	(3.33)	2.16	1.80	3.57	2.95

Less distributions from:
Net investment income	(0.36)	(0.20)	(0.31)	(0.30)	(0.26)
Net realized gains	(1.05)	(0.76)	(1.84)	(0.95)	(0.29)

Total distributions	(1.41)	(0.96)	(2.15)	(1.25)	(0.55)

Net asset value, end of year	$12.66	$17.40	$16.20	$16.55	$14.23

TOTAL RETURN	(20.38)%	13.68%	12.10%	26.14%	25.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$128,777	$126,598	$59,187	$47,420	$37,010
Ratio of expenses to average net assets before expense waiver and reimbursement	0.16%	0.22%	0.29%	0.08%	0.09%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	2.59%	2.13%	2.11%	2.17%	2.16%
Portfolio turnover rate	47%	58%	76%	43%	23%

148  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$17.60	$16.40	$16.52	$14.20	$11.80

Gain (loss) from investment operations:
Net investment income (a)	0.34	0.33	0.28	0.28	0.24
Net realized and unrealized gain (loss) on total investments	(3.75)	1.82	1.49	3.25	2.65

Total gain (loss) from investment operations	(3.41)	2.15	1.77	3.53	2.89

Less distributions from:
Net investment income	(0.32)	(0.19)	(0.05)	(0.26)	(0.20)
Net realized gains	(1.05)	(0.76)	(1.84)	(0.95)	(0.29)

Total distributions	(1.37)	(0.95)	(1.89)	(1.21)	(0.49)

Net asset value, end of year	$12.82	$17.60	$16.40	$16.52	$14.20

TOTAL RETURN	(20.60)%	13.41%	11.77%	25.80%	24.92%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$79,985	$59,559	$20,433	$289	$200
Ratio of expenses to average net assets before expense waiver and reimbursement	0.40%	0.46%	0.71%	0.44%	1.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.33%	0.35%	0.44%	0.44%
Ratio of net investment income to average net assets	2.34%	1.87%	1.79%	1.81%	1.81%
Portfolio turnover rate	47%	58%	76%	43%	23%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  149

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP BLEND INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$19.23	$17.22	$16.85	$14.34	$12.36

Gain (loss) from investment operations:
Net investment income (a)	0.27	0.28	0.25	0.23	0.20
Net realized and unrealized gain (loss) on total investments	(4.36)	2.68	1.26	3.26	2.29

Total gain (loss) from investment operations	(4.09)	2.96	1.51	3.49	2.49

Less distributions from:
Net investment income	(0.25)	(0.21)	(0.22)	(0.21)	(0.17)
Net realized gains	(0.70)	(0.74)	(0.92)	(0.77)	(0.34)

Total distributions	(0.95)	(0.95)	(1.14)	(0.98)	(0.51)

Net asset value, end of year	$14.19	$19.23	$17.22	$16.85	$14.34

TOTAL RETURN	(22.20)%	17.70%	9.34%	25.01%	20.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$89,638	$111,763	$79,185	$64,696	$49,707
Ratio of expenses to average net assets before expense waiver and reimbursement	0.17%	0.23%	0.27%	0.08%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	1.63%	1.49%	1.48%	1.48%	1.47%
Portfolio turnover rate	29%	53%	69%	40%	19%

150   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP BLEND INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$19.36	$17.35	$16.90	$14.35	$12.33

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.23	0.20	0.18	0.16
Net realized and unrealized gain (loss) on total investments	(4.39)	2.71	1.27	3.27	2.28

Total gain (loss) from investment operations	(4.16)	2.94	1.47	3.45	2.44

Less distributions from:
Net investment income	(0.22)	(0.19)	(0.10)	(0.13)	(0.08)
Net realized gains	(0.70)	(0.74)	(0.92)	(0.77)	(0.34)

Total distributions	(0.92)	(0.93)	(1.02)	(0.90)	(0.42)

Net asset value, end of year	$14.28	$19.36	$17.35	$16.90	$14.35

TOTAL RETURN	(22.40)%	17.44%	9.03%	24.62%	19.94%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$90,949	$84,301	$29,584	$6,338	$563
Ratio of expenses to average net assets before expense waiver and reimbursement	0.42%	0.48%	0.59%	0.44%	0.66%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.33%	0.36%	0.44%	0.44%
Ratio of net investment income to average net assets	1.37%	1.22%	1.17%	1.15%	1.13%
Portfolio turnover rate	29%	53%	69%	40%	19%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  151

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.70	$14.42	$14.56	$13.91	$13.16

Gain (loss) from investment operations:
Net investment income (a)	0.14	0.12	0.06	0.07	0.06
Net realized and unrealized gain (loss) on total investments	(2.65)	2.47	0.74	2.36	1.51

Total gain (loss) from investment operations	(2.51)	2.59	0.80	2.43	1.57

Less distributions from:
Net investment income	(0.12)	(0.06)	(0.06)	(0.04)	(0.08)
Net realized gains	(0.76)	(1.25)	(0.88)	(1.74)	(0.74)

Total distributions	(0.88)	(1.31)	(0.94)	(1.78)	(0.82)

Redemption fees	0.01	—	—	—	—

Net asset value, end of period	$12.32	$15.70	$14.42	$14.56	$13.91

TOTAL RETURN	(16.66)%	18.92%	5.66%	17.73%	11.84%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$83,331	$99,933	$80,122	$76,610	$65,446
Ratio of expenses to average net assets before expense waiver and reimbursement	0.24%	0.30%	0.22%	0.10%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	0.99%	0.79%	0.43%	0.49%	0.41%
Portfolio turnover rate	56%	64%	102%	70%	45%

152   Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.76	$15.34	$15.31	$14.54	$13.13

Gain (loss) from investment operations:
Net investment income (a)	0.11	0.09	0.02	0.03	0.01
Net realized and unrealized gain (loss) on total investments	(2.82)	2.62	0.91	2.52	2.17

Total gain (loss) from investment operations	(2.71)	2.71	0.93	2.55	2.18

Less distributions from:
Net investment income	(0.10)	(0.04)	(0.02)	(0.04)	(0.03)
Net realized gains	(0.76)	(1.25)	(0.88)	(1.74)	(0.74)

Total distributions	(0.86)	(1.29)	(0.90)	(1.78)	(0.77)

Redemption fees	0.01	—	—	—	—

Net asset value, end of period	$13.20	$16.76	$15.34	$15.31	$14.54

TOTAL RETURN	(16.82)%	18.60%	6.13%	17.67%	16.86	%(e)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$57,087	$34,733	$17,974	$1,652	$279
Ratio of expenses to average net assets before expense waiver and reimbursement	0.48%	0.57%	0.62%	0.45%	0.67%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.33%	0.35%	0.45%	0.44%
Ratio of net investment income to average net assets	0.76%	0.58%	0.15%	0.18%	0.04%
Portfolio turnover rate	56%	64%	102%	70%	45%

(a)	Based on average shares outstanding.

(e)	The Small-Cap Growth Index Fund Retirement Class benefited from a shareholder processing transaction during the year ended September 30, 2004.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  153

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$13.87	$14.45	$14.36	$14.03	$12.14

Gain (loss) from investment operations:
Net investment income (a)	0.27	0.30	0.25	0.25	0.23
Net realized and unrealized gain (loss) on total investments	(1.87)	0.61	1.54	2.15	2.81

Total gain (loss) from investment operations	(1.60)	0.91	1.79	2.40	3.04

Less distributions from:
Net investment income	(0.28)	(0.22)	(0.21)	(0.23)	(0.23)
Net realized gains	(0.90)	(1.27)	(1.49)	(1.84)	(0.92)

Total distributions	(1.18)	(1.49)	(1.70)	(2.07)	(1.15)

Net asset value, end of period	$11.09	$13.87	$14.45	$14.36	$14.03

TOTAL RETURN	(11.82)%	6.14%	13.79%	17.62%	25.63%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$103,900	$97,502	$79,190	$71,779	$63,358
Ratio of expenses to average net assets before expense waiver and reimbursement	0.21%	0.26%	0.22%	0.08%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	2.36%	2.04%	1.76%	1.80%	1.71%
Portfolio turnover rate	44%	53%	74%	60%	42%

154  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.06	$14.64	$14.45	$14.00	$12.11

Gain (loss) from investment operations:
Net investment income (a)	0.24	0.27	0.22	0.20	0.18
Net realized and unrealized gain (loss) on total investments	(1.89)	0.63	1.57	2.17	2.80

Total gain (loss) from investment operations	(1.65)	0.90	1.79	2.37	2.98

Less distributions from:
Net investment income	(0.26)	(0.21)	(0.11)	(0.08)	(0.17)
Net realized gains	(0.90)	(1.27)	(1.49)	(1.84)	(0.92)

Total distributions	(1.16)	(1.48)	(1.60)	(1.92)	(1.09)

Net asset value, end of period	$11.25	$14.06	$14.64	$14.45	$14.00

TOTAL RETURN	(12.08)%	5.97%	13.58%	17.39%	25.18%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$77,691	$55,253	$26,014	$1,933	$237
Ratio of expenses to average net assets before expense waiver and reimbursement	0.45%	0.52%	0.64%	0.44%	0.91%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.33%	0.35%	0.44%	0.44%
Ratio of net investment income to average net assets	2.05%	1.82%	1.58%	1.42%	1.32%
Portfolio turnover rate	44%	53%	74%	60%	42%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  155

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP BLEND INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.94	$15.54	$15.68	$14.33	$12.62

Gain (loss) from investment operations:
Net investment income (a)	0.22	0.23	0.17	0.18	0.15
Net realized and unrealized gain (loss) on total investments	(2.39)	1.63	1.26	2.32	2.19

Total gain (loss) from investment operations	(2.17)	1.86	1.43	2.50	2.34

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.14)	(0.14)	(0.14)
Net realized gains	(0.65)	(1.26)	(1.43)	(1.01)	(0.49)

Total distributions	(0.86)	(1.46)	(1.57)	(1.15)	(0.63)

Net asset value, end of period	$12.91	$15.94	$15.54	$15.68	$14.33

TOTAL RETURN	(14.07)%	12.32%	9.80%	17.74%	18.66%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$147,458	$179,670	$181,852	$156,344	$129,263
Ratio of expenses to average net assets before expense waiver and reimbursement	0.16%	0.22%	0.15%	0.08%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	1.62%	1.41%	1.10%	1.22%	1.08%
Portfolio turnover rate	36%	69%	71%	63%	24%

156  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP BLEND INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.98	$15.58	$15.65	$14.32	$12.59

Gain (loss) from investment operations:
Net investment income (a)	0.18	0.20	0.13	0.13	0.10
Net realized and unrealized gain (loss) on total investments	(2.40)	1.64	1.27	2.33	2.19

Total gain (loss) from investment operations	(2.22)	1.84	1.40	2.46	2.29

Less distributions from:
Net investment income	(0.18)	(0.18)	(0.04)	(0.12)	(0.07)
Net realized gains	(0.65)	(1.26)	(1.43)	(1.01)	(0.49)

Total distributions	(0.83)	(1.44)	(1.47)	(1.13)	(0.56)

Net asset value, end of period	$12.93	$15.98	$15.58	$15.65	$14.32

TOTAL RETURN	(14.34)%	12.15%	9.51%	17.43%	18.26%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$69,134	$54,334	$28,500	$409	$330
Ratio of expenses to average net assets before expense waiver and reimbursement	0.41%	0.48%	0.58%	0.44%	0.77%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.33%	0.34%	0.44%	0.44%
Ratio of net investment income to average net assets	1.33%	1.23%	0.88%	0.86%	0.71%
Portfolio turnover rate	36%	0.69%	71%	63%	24%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  157

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$23.51	$19.33	$16.64	$13.70	$11.54

Gain (loss) from investment operations:
Net investment income (a)	0.72	0.55	0.47	0.41	0.31
Net realized and unrealized gain (loss) on total investments	(7.40)	4.20	2.64	3.05	2.21

Total gain (loss) from investment operations	(6.68)	4.75	3.11	3.46	2.52

Less distributions from:
Net investment income	(0.52)	(0.42)	(0.27)	(0.33)	(0.31)
Net realized gains	(0.23)	(0.15)	(0.15)	(0.19)	(0.05)

Total distributions	(0.75)	(0.57)	(0.42)	(0.52)	(0.36)

Redemption fees	0.01	—	—	—	—

Net asset value, end of period	$16.09	$23.51	$19.33	$16.64	$13.70

TOTAL RETURN	(29.23)%	25.01%	19.02%	25.63%	22.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$411,451	$496,975	$359,561	$237,853	$75,568
Ratio of expenses to average net assets before expense waiver and reimbursement	0.11%	0.16%	0.17%	0.16%	0.15%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.11%	0.15%	0.15%	0.16%	0.15%
Ratio of net investment income to average net assets	3.51%	2.54%	2.58%	2.67%	2.34%
Portfolio turnover rate	45%	46%	43%	32%	7%

158  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$23.87	$19.64	$16.76	$13.67	$11.51

Gain (loss) from investment operations:
Net investment income (a)	0.70	0.56	0.48	0.27	0.27
Net realized and unrealized gain (loss) on total investments	(7.54)	4.22	2.63	3.12	2.20

Total gain (loss) from investment operations	(6.84)	4.78	3.11	3.39	2.47

Less distributions from:
Net investment income	(0.49)	(0.40)	(0.08)	(0.11)	(0.26)
Net realized gains	(0.23)	(0.15)	(0.15)	(0.19)	(0.05)

Total distributions	(0.72)	(0.55)	(0.23)	(0.30)	(0.31)

Redemption fees	0.01	—	—	—	—

Net asset value, end of period	$16.32	$23.87	$19.64	$16.76	$13.67

TOTAL RETURN	(29.44)%	24.75%	18.72%	25.04%	21.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$414,882	$297,164	$82,537	$1,247	$789
Ratio of expenses to average net assets before expense waiver and reimbursement	0.35%	0.42%	0.47%	0.50%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.34%	0.41%	0.50%	0.50%
Ratio of net investment income to average net assets	3.39%	2.51%	2.56%	1.78%	2.02%
Portfolio turnover rate	45%	46%	43%	32%	7%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  159

FINANCIAL HIGHLIGHTS	(continued)

ENHANCED INTERNATIONAL EQUITY INDEX FUND ▪ FOR THE PERIOD ENDED

	Institutional Class

	9/30/08	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.27
Net realized and unrealized gain (loss) on total investments	(3.41)

Total gain (loss) from investment operations	(3.14)

Less distributions from:
Net investment income	(0.01)
Net realized gains	—

Total distributions	(0.01)

Net asset value, end of period	$6.85

TOTAL RETURN	(31.42	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$166,418
Ratio of expenses to average net assets before expense waiver and reimbursement	0.72	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.55	%(c)
Ratio of net investment income to average net assets	3.85	%(c)
Portfolio turnover rate	88	%(b)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on November 30, 2007.

160  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

ENHANCED LARGE-CAP GROWTH INDEX FUND ▪ FOR THE PERIOD ENDED

	Institutional Class

	9/30/08	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.07
Net realized and unrealized gain (loss) on total investments	(2.06)

Total gain (loss) from investment operations	(1.99)

Less distributions from:
Net investment income	(0.02)
Net realized gains	—

Total distributions	(0.02)

Net asset value, end of period	$7.99

TOTAL RETURN	(19.95	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$162,184
Ratio of expenses to average net assets before expense waiver and reimbursement	0.55	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40	%(c)
Ratio of net investment income to average net assets	0.90	%(c)
Portfolio turnover rate	111	%(b)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on November 30, 2007.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  161

FINANCIAL HIGHLIGHTS	(continued)

ENHANCED LARGE-CAP VALUE INDEX FUND ▪ FOR THE PERIOD ENDED

	Institutional Class

	9/30/08	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.19

Net realized and unrealized gain (loss) on total investments	(2.14)

Total gain (loss) from investment operations	(1.95)

Less distributions from:
Net investment income	(0.02)
Net realized gains	—

Total distributions	(0.02)

Net asset value, end of period	$8.03

TOTAL RETURN	(19.51	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$158,440
Ratio of expenses to average net assets before expense waiver and reimbursement	0.58	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40	%(c)
Ratio of net investment income to average net assets	2.64	%(c)
Portfolio turnover rate	70	%(b)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on November 30, 2007.

162  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06		9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.25	$10.97	$10.13		$8.96	$7.96

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.20	0.18		0.18	0.14
Net realized and unrealized gain (loss) on total investments	(2.46)	1.38	0.80		1.16	0.99

Total gain (loss) from investment operations	(2.26)	1.58	0.98		1.34	1.13

Less distributions from:
Net investment income	(0.15)	(0.18)	(0.14)		(0.13)	(0.13)
Net realized gains	(0.12)	(0.12)	(0.00	)(e)	(0.04)	—

Total distributions	(0.27)	(0.30)	(0.14)		(0.17)	(0.13)

Net asset value, end of period	$9.72	$12.25	$10.97		$10.13	$8.96

TOTAL RETURN	(18.81)%	14.65%	9.77%		15.03%	14.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$165,991	$186,561	$129,712		$114,491	$82,778
Ratio of expenses to average net assets before expense waiver and reimbursement	0.21%	0.23%	0.19%		0.10%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.21%	0.20%	0.17%		0.10%	0.08%
Ratio of net investment income to average net assets	1.82%	1.66%	1.69%		1.87%	1.54%
Portfolio turnover rate	15%	30%	18%		17%	7%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  163

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06		9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.37	$11.08	$10.23		$9.08	$8.01

Gain (loss) from investment operations:
Net investment income (a)	0.17	0.17	0.15		0.14	0.10
Net realized and unrealized gain (loss) on total investments	(2.48)	1.40	0.81		1.17	1.00

Total gain (loss) from investment operations	(2.31)	1.57	0.96		1.31	1.10

Less distributions from:
Net investment income	(0.13)	(0.16)	(0.11)		(0.12)	(0.03)
Net realized gains	(0.12)	(0.12)	(0.00	)(e)	(0.04)	—

Total distributions	(0.25)	(0.28)	(0.11)		(0.16)	(0.03)

Net asset value, end of period	$9.81	$12.37	$11.08		$10.23	$9.08

TOTAL RETURN	(19.02)%	14.36%	9.45%		14.41%	13.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$294,803	$145,444	$79,640		$50,855	$28,870
Ratio of expenses to average net assets before expense waiver and reimbursement	0.45%	0.48%	0.50%		0.44%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.45%	0.45%	0.45%		0.44%	0.44%
Ratio of net investment income to average net assets	1.57%	1.43%	1.41%		1.46%	1.15%
Portfolio turnover rate	15%	30%	18%		17%	7%

164  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.35	$10.18	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.18	0.18	0.10
Net realized and unrealized gain (loss) on total investments	(2.27)	1.29	0.08

Total gain (loss) from investment operations	(2.09)	1.47	0.18

Less distributions from:
Net investment income	(0.15)	(0.18)	—
Net realized gains	(0.12)	(0.12)	—

Total distributions	(0.27)	(0.30)	—

Net asset value, end of period	$8.99	$11.35	$10.18

TOTAL RETURN	(18.81)%	14.67%	1.80	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,123	$173,911	$21,019
Ratio of expenses to average net assets before expense waiver and reimbursement	0.49%	0.51%	0.99	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.28%	0.21%	0.40	%(c)
Ratio of net investment income to average net assets	1.75%	1.63%	1.95	%(c)
Portfolio turnover rate	15%	30%	18%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  165

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.65	$15.34	$14.46	$13.50	$12.32

Gain (loss) from investment operations:
Net investment income (a)	0.27	0.22	0.34	0.52	0.53
Net realized and unrealized gain (loss) on total investments	(2.24)	0.47	2.69	2.47	2.48

Total gain (loss) from investment operations	(1.97)	0.69	3.03	2.99	3.01

Less distributions from:
Net investment income	(0.39)	(0.48)	(0.57)	(0.57)	(0.49)
Net realized gains	(1.62)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.16)	—	—	—	—

Total distributions	(2.17)	(1.38)	(2.15)	(2.03)	(1.83)

Net asset value, end of period	$10.51	$14.65	$15.34	$14.46	$13.50

TOTAL RETURN	(13.54)%	4.26%	23.49%	22.87%	26.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$242,867	$252,164	$218,442	$240,806	$156,193
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.58%	0.42%	0.17%	0.16%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.55%	0.42%	0.17%	0.15%
Ratio of net investment income to average net assets	2.38%	1.39%	2.40%	3.66%	4.12%
Portfolio turnover rate	94%	116%	174%	244%	349%

166  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.00	$15.66	$14.66	$13.62	$12.40

Gain (loss) from investment operations:
Net investment income (a)	0.24	0.19	0.31	0.48	0.50
Net realized and unrealized gain (loss) on total investments	(2.28)	0.49	2.76	2.53	2.49

Total gain (loss) from investment operations	(2.04)	0.68	3.07	3.01	2.99

Less distributions from:
Net investment income	(0.37)	(0.44)	(0.49)	(0.51)	(0.43)
Net realized gains	(1.62)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.16)	—	—	—	—

Total distributions	(2.15)	(1.34)	(2.07)	(1.97)	(1.77)

Net asset value, end of period	$10.81	$15.00	$15.66	$14.66	$13.62

TOTAL RETURN	(13.76)%	4.11%	23.45%	22.86%	25.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$172,078	$191,671	$197,157	$150,382	$69,980
Ratio of expenses to average net assets before expense waiver and reimbursement	0.81%	0.84%	0.71%	0.48%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.81%	0.80%	0.70%	0.48%	0.47%
Ratio of net investment income to average net assets	2.05%	1.18%	2.14%	3.36%	3.88%
Portfolio turnover rate	94%	116%	174%	244%	349%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  167

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.59	$15.27	$14.35	$13.37	$12.22

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.21	0.31	0.47	0.49
Net realized and unrealized gain (loss) on total investments	(2.28)	0.47	2.70	2.48	2.45

Total gain (loss) from investment operations	(1.97)	0.68	3.01	2.95	2.94

Less distributions from:
Net investment income	(0.38)	(0.46)	(0.51)	(0.51)	(0.45)
Net realized gains	(1.60)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.18)	—	—	—	—

Total distributions	(2.16)	(1.36)	(2.09)	(1.97)	(1.79)

Net asset value, end of period	$10.46	$14.59	$15.27	$14.35	$13.37

TOTAL RETURN	(13.66)%	4.26%	23.50%	22.89%	25.84%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$118,076	$174,936	$189,084	$160,218	$107,695
Ratio of expenses to average net assets before expense waiver and reimbursement	0.85%	0.83%	0.62%	0.46%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.70%	0.65%	0.62%	0.46%	0.45%
Ratio of net investment income to average net assets	2.68%	1.32%	2.21%	3.37%	3.87%
Portfolio turnover rate	94%	116%	174%	244%	349%

(a)	Based on average shares outstanding.

168  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.03	$10.11	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.33	0.33	0.11
Net realized and unrealized gain (loss) on total investments	(2.16)	1.12	0.11

Total gain (loss) from investment operations	(1.83)	1.45	0.22

Less distributions from:
Net investment income	(0.33)	(0.53)	(0.11)
Net realized gains	(0.01)	—	—

Total distributions	(0.34)	(0.53)	(0.11)

Net asset value, end of period	$8.86	$11.03	$10.11

TOTAL RETURN	(16.92)%	14.68%	2.25	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,832	$4,718	$2,046
Ratio of expenses to average net assets before expense waiver and reimbursement (e)	0.07%	0.12%	1.50	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement (e)	0.00%	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	3.28%	3.12%	2.26	%(c)
Portfolio turnover rate	26%	13%	8%

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  169

FINANCIAL HIGHLIGHTS	(continued)

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.03	$10.13	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.29	0.35	0.11
Net realized and unrealized gain (loss) on total investments	(2.14)	1.06	0.11

Total gain (loss) from investment operations	(1.85)	1.41	0.22

Less distributions from:
Net investment income	(0.31)	(0.51)	(0.09)
Net realized gains	(0.01)	—	—

Total distributions	(0.32)	(0.51)	(0.09)

Net asset value, end of period	$8.86	$11.03	$10.13

TOTAL RETURN	(17.10)%	14.27%	2.17	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$13,678	$16,570	$8,358
Ratio of expenses to average net assets before expense waiver and reimbursement (e)	0.31%	0.37%	1.59	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement (e)	0.24%	0.25%	0.25	%(c)
Ratio of net investment income to average net assets	2.84%	3.26%	2.14	%(c)
Portfolio turnover rate	26%	13%	8%

170  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.05	$10.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.22	0.13
Net realized and unrealized gain (loss) on total investments	(2.15)	1.21	0.10

Total gain (loss) from investment operations	(1.83)	1.43	0.23

Less distributions from:
Net investment income	(0.33)	(0.54)	(0.07)
Net realized gains	(0.01)	—	—

Total distributions	(0.34)	(0.54)	(0.07)

Net asset value, end of period	$8.88	$11.05	$10.16

TOTAL RETURN	(16.89)%	14.47%	2.36	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$489,340	$620,616	$7,505
Ratio of expenses to average net assets before expense waiver and reimbursement (e)	0.37%	0.45%	1.38	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement (e)	0.00%	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	3.16%	1.99%	2.56	%(c)
Portfolio turnover rate	26%	13%	8%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	The Fund’s expenses do not include the expenses of the underlying Funds.

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  171

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.94	$9.97	$10.10	$10.29	$10.81

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.49	0.47	0.42	0.41
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.03)	(0.13)	(0.14)	(0.06)

Total gain (loss) from investment operations	0.22	0.46	0.34	0.28	0.35

Less distributions from:
Net investment income	(0.48)	(0.49)	(0.47)	(0.42)	(0.42)
Net realized gains	—	—	—	(0.04)	(0.45)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.48)	(0.49)	(0.47)	(0.47)	(0.87)

Net asset value, end of period	$9.68	$9.94	$9.97	$10.10	$10.29

TOTAL RETURN	2.06%	4.74%	3.46%	2.86%	3.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,883,323	$1,615,363	$1,709,874	$1,455,931	$931,386
Ratio of expenses to average net assets before expense waiver and reimbursement	0.32%	0.32%	0.25%	0.14%	0.14%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.32%	0.32%	0.25%	0.14%	0.14%
Ratio of net investment income to average net assets	4.79%	4.91%	4.71%	4.10%	3.94%
Portfolio turnover rate	113%	189%	183%	274%	90%

172  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.10	$10.13	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.46	0.47	0.24
Net realized and unrealized gain (loss) on total investments	(0.27)	(0.03)	0.11

Total gain (loss) from investment operations	0.19	0.44	0.35

Less distributions from:
Net investment income	(0.45)	(0.47)	(0.22)
Net realized gains	—	—	—

Total distributions	(0.45)	(0.47)	(0.22)

Net asset value, end of period	$9.84	$10.10	$10.13

TOTAL RETURN	1.87%	4.43%	3.52	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,760	$8,302	$1,270
Ratio of expenses to average net assets before expense waiver and reimbursement	0.57%	0.59%	7.70	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.57%	0.59%	0.55	%(c)
Ratio of net investment income to average net assets	4.56%	4.69%	4.69	%(c)
Portfolio turnover rate	113%	189%	183%

TIAA-CREF Funds ▪ Institutional Class ▪  Prospectus  173

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.09	$10.11	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.49	0.23
Net realized and unrealized gain (loss) on total investments	(0.27)	(0.03)	0.11

Total gain (loss) from investment operations	0.21	0.46	0.34

Less distributions from:
Net investment income	(0.47)	(0.48)	(0.23)
Net realized gains	—	—	—

Total distributions	(0.47)	(0.48)	(0.23)

Net asset value, end of period	$9.83	$10.09	$10.11

TOTAL RETURN	2.08%	4.68%	3.42	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$21,166	$7,078	$1,006
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.60%	7.52	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.39%	0.42%	0.60	%(c)
Ratio of net investment income to average net assets	4.73%	4.87%	4.63	%(c)
Portfolio turnover rate	113%	189%	183%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

174  Prospectus ▪  TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.00	$10.10		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.51	0.51		0.26
Net realized and unrealized gain (loss) on total investments	(0.62)	(0.10)		0.10

Total gain (loss) from investment operations	(0.11)	0.41		0.36

Less distributions from:
Net investment income	(0.51)	(0.51)		(0.26)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.51)	(0.51)		(0.26)

Net asset value, end of period	$9.38	$10.00		$10.10

TOTAL RETURN	(1.18)%	4.16%		3.62	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$245,035	$282,159		$57,393
Ratio of expenses to average net assets before expense waiver and reimbursement	0.38%	0.42%		0.62	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.35%		0.35	%(c)
Ratio of net investment income to average net assets	5.17%	5.12%		5.15	%(c)
Portfolio turnover rate	92%	137%		92%

TIAA-CREF Funds  ▪ Institutional Class ▪ Prospectus  175

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.02	$10.12		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.49	0.49		0.25
Net realized and unrealized gain (loss) on total investments	(0.63)	(0.09)		0.10

Total gain (loss) from investment operations	(0.14)	0.40		0.35

Less distributions from:
Net investment income	(0.49)	(0.50)		(0.23)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.49)	(0.50)		(0.23)

Net asset value, end of period	$9.39	$10.02		$10.12

TOTAL RETURN	(1.49)%	4.01%		3.54	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$9,913	$8,830		$2,474
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%	0.72%		4.86	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.61%	0.55%		0.55	%(c)
Ratio of net investment income to average net assets	4.95%	4.92%		5.03	%(c)
Portfolio turnover rate	92%	137%		92%

176  Prospectus  ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.02	$10.12		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.50	0.50		0.25
Net realized and unrealized gain (loss) on total investments	(0.61)	(0.10)		0.10

Total gain (loss) from investment operations	(0.11)	0.40		0.35

Less distributions from:
Net investment income	(0.51)	(0.50)		(0.23)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.51)	(0.50)		(0.23)

Net asset value, end of period	$9.40	$10.02		$10.12

TOTAL RETURN	(1.26)%	4.09%		3.55	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$241,183	$264,897		$2,581
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.77%		3.73	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%	0.41%		0.50	%(c)
Ratio of net investment income to average net assets	5.09%	5.07%		5.06	%(c)
Portfolio turnover rate	92%	137%		92%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  177

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.04	$10.04		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.45	0.48		0.24
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.00	)(e)	0.04

Total gain (loss) from investment operations	0.19	0.48		0.28

Less distributions from:
Net investment income	(0.45)	(0.48)		(0.24)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.45)	(0.48)		(0.24)

Net asset value, end of period	$9.78	$10.04		$10.04

TOTAL RETURN	1.88%	4.87%		2.83	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$135,936	$163,035		$56,867
Ratio of expenses to average net assets before expense waiver and reimbursement	0.37%	0.40%		0.55	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.31%	0.30%		0.30	%(c)
Ratio of net investment income to average net assets	4.46%	4.76%		4.87	%(c)
Portfolio turnover rate	102%	82%		83%

178  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.05	$10.06		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.42	0.46		0.24
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.00	)(e)	0.03

Total gain (loss) from investment operations	0.16	0.46		0.27

Less distributions from:
Net investment income	(0.43)	(0.47)		(0.21)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.43)	(0.47)		(0.21)

Net asset value, end of period	$9.78	$10.05		$10.06

TOTAL RETURN	1.56%	4.63%		2.75	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$19,752	$12,785		$2,473
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%	0.67%		4.50	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.50%		0.50	%(c)
Ratio of net investment income to average net assets	4.23%	4.58%		4.76	%(c)
Portfolio turnover rate	102%	82%		83%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus   179

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.05	$10.05		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.44	0.47		0.24
Net realized and unrealized gain (loss) on total investments	(0.27)	0.01		0.03

Total gain (loss) from investment operations	0.17	0.48		0.27

Less distributions from:
Net investment income	(0.44)	(0.48)		(0.22)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.44)	(0.48)		(0.22)

Net asset value, end of period	$9.78	$10.05		$10.05

TOTAL RETURN	1.71%	4.86%		2.75	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$104,084	$101,059		$3,331
Ratio of expenses to average net assets before expense waiver and reimbursement	0.67%	0.76%		2.88	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38%	0.34%		0.45	%(c)
Ratio of net investment income to average net assets	4.40%	4.69%		4.82	%(c)
Portfolio turnover rate	102%	82%		83%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

180  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.94	$9.92	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.76	0.72	0.35
Net realized and unrealized gain (loss) on total investments	(1.52)	0.02	(0.08)

Total gain (loss) from investment operations	(0.76)	0.74	0.27

Less distributions from:
Net investment income	(0.76)	(0.72)	(0.35)
Net realized gains	(0.01)	—	—

Total distributions	(0.77)	(0.72)	(0.35)

Net asset value, end of period	$8.41	$9.94	$9.92

TOTAL RETURN	(8.15)%	7.66%	2.82	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$228,048	$228,834	$53,478
Ratio of expenses to average net assets before expense waiver and reimbursement	0.43%	0.49%	0.67	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	8.05%	7.30%	7.16	%(c)
Portfolio turnover rate	59%	43%	26%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  181

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.95	$9.92	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.74	0.71	0.36
Net realized and unrealized gain (loss) on total investments	(1.53)	0.03	(0.12)

Total gain (loss) from investment operations	(0.79)	0.74	0.24

Less distributions from:
Net investment income	(0.74)	(0.71)	(0.32)
Net realized gains	(0.01)	—	—

Total distributions	(0.75)	(0.71)	(0.32)

Net asset value, end of period	$8.41	$9.95	$9.92

TOTAL RETURN	(8.45)%	7.61%	2.51	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,694	$15,869	$6,620
Ratio of expenses to average net assets before expense waiver and reimbursement	0.69%	0.73%	5.28	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.65%	0.60%	0.60	%(c)
Ratio of net investment income to average net assets	7.91%	7.10%	7.19	%(c)
Portfolio turnover rate	59%	43%	26%

182  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.98	$9.94	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.75	0.72	0.35
Net realized and unrealized gain (loss) on total investments	(1.53)	0.03	(0.09)

Total gain (loss) from investment operations	(0.78)	0.75	0.26

Less distributions from:
Net investment income	(0.75)	(0.71)	(0.32)
Net realized gains	(0.01)	—	—

Total distributions	(0.76)	(0.71)	(0.32)

Net asset value, end of period	$8.44	$9.98	$9.94

TOTAL RETURN	(8.28)%	7.76%	2.72	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$101,026	$143,329	$2,819
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71%	0.76%	3.56	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.48%	0.47%	0.55	%(c)
Ratio of net investment income to average net assets	7.94%	7.25%	7.13	%(c)
Portfolio turnover rate	59%	43%	26%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  183

FINANCIAL HIGHLIGHTS	(continued)

TAX-EXEMPT BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.13	$10.19	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.36	0.38	0.19
Net realized and unrealized gain (loss) on total investments	(0.44)	(0.06)	0.19

Total gain (loss) from investment operations	(0.08)	0.32	0.38

Less distributions from:
Net investment income	(0.36)	(0.38)	(0.19)
Net realized gains	— (e)	—	—

Total distributions	(0.36)	(0.38)	(0.19)

Net asset value, end of period	$9.69	$10.13	$10.19

TOTAL RETURN	(0.87)%	3.21%	3.85	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$66,144	$75,790	$51,414
Ratio of expenses to average net assets before expense waiver and reimbursement	0.41%	0.46%	0.63	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.36%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	3.51%	3.76%	3.79	%(c)
Portfolio turnover rate	50%	48%	73%

184  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

TAX-EXEMPT BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.14	$10.20	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.35	0.38	0.19
Net realized and unrealized gain (loss) on total investments	(0.44)	(0.06)	0.18

Total gain (loss) from investment operations	(0.09)	0.32	0.37

Less distributions from:
Net investment income	(0.35)	(0.38)	(0.17)
Net realized gains	— (e)	—	—

Total distributions	(0.35)	(0.38)	(0.17)

Net asset value, end of period	$9.70	$10.14	$10.20

TOTAL RETURN	(0.90)%	3.16%	3.77	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$179,559	$179,606	$4,302
Ratio of expenses to average net assets before expense waiver and reimbursement	0.65%	0.72%	2.93	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.39%	0.39%	0.50	%(c)
Ratio of net investment income to average net assets	3.49%	3.76%	3.77	%(c)
Portfolio turnover rate	50%	48%	73%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  185

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$10.12	$10.08	$10.69	$10.75	$10.51

Gain (loss) from investment operations:
Net investment income (a)	0.71	0.41	0.56	0.43	0.45
Net realized and unrealized gain (loss) on total investments	(0.07)	0.03	(0.39)	0.12	0.30

Total gain (loss) from investment operations	0.64	0.44	0.17	0.55	0.75

Less distributions from:
Net investment income	(0.69)	(0.40)	(0.57)	(0.46)	(0.42)
Net realized gains	—	—	(0.21)	(0.15)	(0.09)

Total distributions	(0.69)	(0.40)	(0.78)	(0.61)	(0.51)

Net asset value, end of year	$10.07	$10.12	$10.08	$10.69	$10.75

TOTAL RETURN	6.20%	4.51%	1.70%	5.19%	7.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$440,993	$438,862	$363,157	$325,636	$382,305
Ratio of expenses to average net assets before expense waiver and reimbursement	0.34%	0.36%	0.28%	0.14%	0.15%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.35%	0.28%	0.14%	0.14%
Ratio of net investment income to average net assets	6.67%	4.07%	5.46%	3.97%	4.27%
Portfolio turnover rate	16%	26%	83%	239%	151%

186  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.23	$10.19	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.82	0.45	0.31
Net realized and unrealized gain (loss) on total investments	(0.20)	(0.02)	0.09

Total gain (loss) from investment operations	0.62	0.43	0.40

Less distributions from:
Net investment income	(0.67)	(0.39)	(0.21)
Net realized gains	—	—	—

Total distributions	(0.67)	(0.39)	(0.21)

Net asset value, end of period	$10.18	$10.23	$10.19

TOTAL RETURN	5.95%	4.29%	4.04	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$88,127	$17,840	$5,661
Ratio of expenses to average net assets before expense waiver and reimbursement	0.59%	0.61%	2.44	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.59%	0.55%	0.55	%(c)
Ratio of net investment income to average net assets	7.57%	4.47%	6.08	%(c)
Portfolio turnover rate	16%	26%	83%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  187

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$9.96	$9.93	$10.54	$10.63	$10.39

Gain (loss) from investment operations:
Net investment income (a)	0.77	0.38	0.54	0.43	0.49
Net realized and unrealized gain (loss) on total investments	(0.15)	0.04	(0.39)	0.11	0.24

Total gain (loss) from investment operations	0.62	0.42	0.15	0.54	0.73

Less distributions from:
Net investment income	(0.68)	(0.39)	(0.55)	(0.48)	(0.40)
Net realized gains	—	—	(0.21)	(0.15)	(0.09)

Total distributions	(0.68)	(0.39)	(0.76)	(0.63)	(0.49)

Net asset value, end of year	$9.90	$9.96	$9.93	$10.54	$10.63

TOTAL RETURN	6.11%	4.35%	1.53%	5.14%	7.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$131,575	$56,824	$59,388	$70,277	$95,536
Ratio of expenses to average net assets before expense waiver and reimbursement	0.58%	0.63%	0.47%	0.30%	0.33%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%	0.48%	0.43%	0.30%	0.30%
Ratio of net investment income to average net assets	7.28%	3.85%	5.32%	4.04%	4.67%
Portfolio turnover rate	16%	26%	83%	239%	151%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class commenced operations on March 31, 2006.

188  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

MONEY-MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.05	0.03	0.01
Net realized and unrealized gain (loss) on total investments	—	—	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Net realized gains	—	—	—	—	—

Total distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	3.51%	5.37%	4.70%	2.68%	1.10%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$293,537	$235,421	$272,119	$200,545	$179,775
Ratio of expenses to average net assets before expense waiver and reimbursement	0.14%	0.14%	0.14%	0.09%	0.09%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.14%	0.14%	0.13%	0.09%	0.09%
Ratio of net investment income to average net assets	3.39%	5.21%	4.65%	2.65%	1.10%

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  189

FINANCIAL HIGHLIGHTS	(continued)

MONEY-MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.03
Net realized and unrealized gain (loss) on total investments	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.03

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.03)
Net realized gains	—	—	—

Total distributions	(0.03)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00

TOTAL RETURN	3.25%	5.12%	2.45	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$97,832	$98,903	$43,804
Ratio of expenses to average net assets before expense waiver and reimbursement	0.39%	0.39%	0.71	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.39%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	3.26%	5.01%	5.07	%(c)

190  Prospectus ▪ TIAA-CREF Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(concluded)

MONEY-MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.03
Net realized and unrealized gain (loss) on total investments	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.03

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.03)
Net realized gains	—	—	—

Total distributions	(0.03)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00

TOTAL RETURN	3.43%	5.25%	2.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,093,363	$1,034,417	$127,318
Ratio of expenses to average net assets before expense waiver and reimbursement	0.40%	0.43%	0.25	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.22%	0.25%	0.25	%(c)
Ratio of net investment income to average net assets	3.34%	5.11%	5.16	%(c)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Institutional Class ▪ Prospectus  191

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

Statement of Additional Information (“SAI”). The SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the SAI or these reports without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:
Call 800 897-9069

In writing:

TIAA-CREF Funds — Institutional Class
P.O. Box 4674
New York, NY 10164

Over the Internet:
www.tiaa-cref.org/mfs

Information about the Trust (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Funds’ Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:
Call 800 478-2966

In writing:

TIAA-CREF Funds — Institutional Class
P.O. Box 4674
New York, NY 10164

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, social security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information they need, the Funds may not be able to open an account or effect any transactions for you.

811-9301

PROSPECTUS

FEBRUARY 1, 2009

TIAA-CREF FUNDS
(Formerly, the TIAA-CREF Institutional Mutual Funds)

Retirement Class

■	Growth & Income Fund	■	Small-Cap Growth Index Fund
■	International Equity Fund	■	Small-Cap Value Index Fund
■	Large-Cap Growth Fund	■	Small-Cap Blend Index Fund
■	Large-Cap Value Fund	■	International Equity Index Fund
■	Mid-Cap Growth Fund	■	Social Choice Equity Fund
■	Mid-Cap Value Fund	■	Real Estate Securities Fund
■	Small-Cap Equity Fund	■	Managed Allocation Fund
■	Large-Cap Growth Index Fund	■	Bond Fund
■	Large-Cap Value Index Fund	■	Bond Plus Fund
■	Equity Index Fund	■	Short-Term Bond Fund
■	S&P 500 Index Fund	■	High-Yield Fund
■	Mid-Cap Growth Index Fund	■	Inflation-Linked Bond Fund
■	Mid-Cap Value Index Fund	■	Money Market Fund
■	Mid-Cap Blend Index Fund

This Prospectus describes the Retirement Class shares offered by twenty-seven investment portfolios (each, a “Fund”) of the TIAA-CREF Funds (the “Trust”). The Trust also offers Institutional and Retail Class shares through separate prospectuses dated February 1, 2009.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, although certain investments in the Money Market Fund are guaranteed by the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program imposes a number of restrictions and conditions and does not protect shares in the Fund acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date (for more information, see the discussion on the Money Market Fund within). An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOTE TO INVESTORS

MID-CAP GROWTH INDEX FUND
MID-CAP VALUE INDEX FUND
MID-CAP BLEND INDEX FUND
SMALL-CAP GROWTH INDEX FUND
SMALL-CAP VALUE INDEX FUND

          The Board of Trustees of the Trust has approved an Agreement and Plan of Reorganization and Termination (“Plan”) on behalf of each of the Funds listed above (each, a “Target Fund”). Under the Plan, each Target Fund would transfer all of its assets and liabilities to another series of the Trust (each, an “Acquiring Fund”) in exchange for Acquiring Fund shares, as shown in the table below.

TARGET FUNDS	ACQUIRING FUNDS

TIAA-CREF Mid-Cap Growth Index Fund	TIAA-CREF Equity Index Fund
TIAA-CREF Mid-Cap Value Index Fund
TIAA-CREF Mid-Cap Blend Index Fund

TIAA-CREF Small-Cap Growth Index Fund	TIAA-CREF Small-Cap Blend Index Fund
TIAA-CREF Small-Cap Value Index Fund

          When the reorganizations are effected, each Target Fund shareholder will receive the same class of shares of the corresponding Acquiring Fund equal in value to their shares in the Target Fund on the date of the transfer. Each Target Fund will subsequently cease operations and be terminated. It is currently expected that the reorganizations will occur in mid-2009.

          Shortly before the effective date of the reorganizations, the Target Funds’ investment adviser, Teachers Advisors, Inc. (“Advisors”), will reposition the Target Funds’ portfolio holdings to the extent necessary to facilitate an orderly transition of assets to the Acquiring Funds in the reorganizations. During this transition period, the Target Funds may not be pursuing their stated investment objectives, policies or strategies and they may be subject to different investment risks. Furthermore, such sales and purchases may be made at a disadvantageous time, could result in increased transactional costs and may result in taxable gains or losses for the Target Funds, the Acquiring Funds and/or the Fund’s shareholders.

          Please note that the Target Funds were already closed for sales to most new investors effective as of the close of business on July 31, 2008 (per Prospectus Supplement #1 dated May 23, 2008). This means that any investors (except for retirement and education savings plan participants whose plan includes a share class of one or more of the Target Funds as a plan option and separate account contractowners) who had not previously established an account in a particular share class of the Target Funds as of July 31, 2008 are not able to open new accounts for that share class in such Funds after that date. In addition, all sales of shares of the Target Funds (including the reinvestment of dividends and automatic investments) are expected to be suspended shortly before the

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  3

consummation of the reorganization to facilitate the transfer of the Target Funds’ assets to the Acquiring Funds.

          Additional information about the reorganizations will be provided in a more detailed mailing that will be sent to each Target Fund shareholder well in advance of the date of the reorganizations. Additional information will also be available at that time on the Funds’ website at www.tiaa-cref.org.

4  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

          The twenty-seven Funds of the Trust offered in this Prospectus are divided into five general types:

•	Nineteen Equity Funds that invest primarily in equity securities. The Equity Funds consist of three subcategories of Equity Funds reflecting different investment management techniques. They are:

Active Equity Funds:

	•	Growth & Income Fund

	•	International Equity Fund

	•	Large-Cap Growth Fund

	•	Large-Cap Value Fund

	•	Mid-Cap Growth Fund

	•	Mid-Cap Value Fund

	•	Small-Cap Equity Fund

Index Funds:

	•	Large-Cap Growth Index Fund

	•	Large-Cap Value Index Fund

	•	Equity Index Fund

	•	S&P 500 Index Fund

	•	Mid-Cap Growth Index Fund

	•	Mid-Cap Value Index Fund

	•	Mid-Cap Blend Index Fund

	•	Small-Cap Growth Index Fund

	•	Small-Cap Value Index Fund

	•	Small-Cap Blend Index Fund

	•	International Equity Index Fund

Specialty Equity Fund:

	•	Social Choice Equity Fund

•	The Real Estate Securities Fund, which invests primarily in equity securities of companies principally engaged in or related to the real estate industry.

•	A Balanced Fund that invests primarily in other mutual funds through a “fund of funds” approach:

	•	Managed Allocation Fund

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  5

•	Five Fixed-Income Funds, which invest primarily in fixed-income securities:

	•	Bond Fund

	•	Bond Plus Fund

	•	Short-Term Bond Fund

	•	High-Yield Fund

	•	Inflation-Linked Bond Fund

•	The Money Market Fund, which invests primarily in high-quality, short-term money market instruments.

GENERAL INFORMATION ABOUT THE FUNDS

          This Prospectus describes the Funds, each of which is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. The investment objective of each Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          As noted in the investment strategy descriptions below, most of the Funds have a policy of normally investing at least 80% of their assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by their names. However, this 80% policy does not apply to the use of the words “growth” or “value” in the Funds’ names. The term “equity securities” means an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of the 80% policy of the Funds, the term includes common stocks, preferred stocks, convertible securities, warrants, equity-linked derivatives and other securities which, by their terms, are convertible to common stock. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

          Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

          Please see the Glossary towards the end of the Prospectus for certain defined terms used in the Prospectus.

6  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

Equity Funds

          This Prospectus includes nineteen Funds that invest primarily in equity securities. There are three subcategories of Equity Funds: Active Equity Funds, Index Funds and Specialty Equity Funds.

          Principal Risks of Investing in the Equity Funds

          In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

          An investment in an Equity Fund, or any Fund’s equity investments, will be subject to the following principal investment risks described below:

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Funds may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

          The Funds that make foreign investments, particularly the International Equity Fund and International Equity Index Fund are subject to:

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  7

in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          The Funds that are managed according to a growth or value investment style are subject to:

•

Style Risk—Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Funds, holding such securities may experience significant declines in the value of their portfolios.

The Funds that are managed according to a growth investment style are subject to:

•

Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The Funds that are managed according to a value investment style are subject to:

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired and therefore do not perform as anticipated.

The Index Funds are subject to:

•

Index Risk—The risk that an Index Fund’s performance will not correspond to its benchmark index for any period of time. Although each Index Fund attempts to use the investment performance of its respective index as a baseline, an Index Fund may not duplicate the exact composition of its index.

8  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time.

          Because the Funds are managed by an investment adviser, they are subject to two types of management risks:

          The Funds that are managed, in whole or in part, according to active management investment techniques are subject to:

•

Active Management Risk—The performance of Funds that are actively managed reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Fund’s investment objective. As a result of active management, such Funds could underperform other mutual funds with similar investment objectives.

          The Funds that are managed, in whole or in part, according to a quantitative investment methodology are subject to:

•

Quantitative Analysis Risk—The risk that securities selected using quantitative analysis can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

          The Funds that invest in options, futures, swaps and other types of derivative securities are subject to:

•

Derivatives Risk—The risk that the prices of certain derivatives may not correlate perfectly with the prices or performance of the underlying securities, currencies or other assets. Derivatives also present the risk of default by the other party to the derivative instrument, and some derivatives are, or may suddenly become, illiquid. A liquid secondary market for over-the-counter derivatives such as options may not be available at a particular time. In addition, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of a Fund than if it had not entered into any derivatives transactions.

          The Funds that invest in large-cap securities, particularly the Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund, are subject to:

•

Large-Cap Risk—the risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

          The Funds that invest in mid- and small-cap securities, particularly the Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Mid-Cap Growth Index, Mid-Cap Value Index, Mid-Cap Blend Index, Small-Cap Growth Index, Small-Cap Value Index and Small-Cap Blend Index Funds, as well as the Managed Allocation Fund, are subject to:

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  9

•

Small-Cap/Mid-Cap Risk—Securities of small and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

Active Equity Funds

         Growth & Income Fund

          Investment Objective: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in income-producing equity securities. The Fund will invest primarily in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. The Funds’ investment adviser, Teachers Advisors, Inc. (“Advisors”), seeks to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index. The Fund focuses on equity securities of larger, well-established, mature growth companies that Advisors believes to be attractively valued, show the potential to appreciate faster than the rest of the market and offer a growing stream of dividend income. Mainly, Advisors looks for companies that are leaders in their respective industries, with sustainable competitive advantages. Advisors also looks for companies with management teams that are dedicated to creating shareholder value. The Fund also may invest up to 20% of its assets in foreign investments when Advisors believes these companies offer more attractive investment opportunities. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line or above that of the S&P 500® Index. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the S&P 500® Index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of growth investing and the

10  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

         International Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. Advisors selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from their stock selection. However, the Fund’s sector and country exposure is regularly managed against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

          Advisors looks for companies of all sizes with:

•	sustainable earnings growth;

•	focused management with successful track records;

•	unique and easy-to-understand franchises (brands);

•	stock prices that do not fully reflect the stock’s potential value, based on current earnings, assets, and long-term growth prospects; and

•	consistent generation of free cash flow.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative investment techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

          Principal Investment Risks: The Fund is subject to foreign investment risk, market risk, quantitative analysis risk, active management risk and company risk. Foreign investment risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  11

          Foreign investments can involve risks beyond those of domestic investments. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek high long-term total returns, who understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

         Large-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund will invest primarily in large-cap equity securities that Advisors believes present the opportunity for growth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. Generally, these equity securities will be those of large capitalized companies in new areas of the economy and companies with distinctive products or promising markets. Advisors looks for companies that it believes have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Advisors believes that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest

12  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark, the Russell 1000® Growth Index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of growth investing. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

         Large-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund will invest primarily in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  13

          The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of value investing. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

         Mid-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in mid-cap equity securities. The Fund will invest primarily in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Growth Index), that Advisors believes present the opportunity for growth.

          Advisors looks for equity securities of companies that it believes have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new areas of the economy, that have distinctive products or services and that are growing faster than the overall equity market. The Fund may also invest in companies that Advisors believes to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

          The Fund also uses proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting

14  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, foreign investment risk, mid-cap risk, active management risk and quantitative analysis risk. The Fund is also subject to style risk and the risks of growth investing. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

         Mid-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in mid-cap equity securities. The Fund will invest primarily in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Value Index), that Advisors believes appear undervalued by the market based on an evaluation of their potential worth.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, mid-cap risk, quantitative analysis risk, active management risk and foreign investment risk. In addition, the Fund is subject to style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  15

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

         Small-Cap Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. A small-cap equity security is a security within the capitalization range of the companies included in the Russell 2000® Index at the time of purchase. The Fund will invest primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation.

          The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. The Fund uses proprietary quantitative models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including:

•	the valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects; and

•	the price and volume trends of the stock.

          The score is used to form the portfolio, along with the following additional inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	correlations between the performance of the stocks in the universe; and

•	trading costs.

          The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

          The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in Advisors’ analysis.

          Principal Investment Risks: The Fund is subject to market risk, company risk, small-cap risk, active management risk and quantitative analysis risk. As with any mutual fund, you can lose money by investing in this Fund.

16  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

Index Funds

          Each of the Index Funds seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track the various U.S. or foreign markets of publicly-traded stocks, as represented by a particular stock market index. Each of the Index Funds has a policy of investing, under normal circumstances, at least 80% of its assets in securities of its respective benchmark index and, as applicable, in large-, mid- and small-cap securities. For purposes of the 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. The Index Funds may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. Each of the Index Funds is described below.

          Principal Investment Strategy: Each Index Fund is designed to track various U.S. or foreign equity markets as a whole or a segment of these markets. Each Fund primarily invests its assets in equity securities selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, a Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by an Index Fund is not a fundamental policy of the Fund and may be changed without shareholder approval. The portfolio management teams of the Large-Cap Growth Index and Large-Cap Value Index Funds will attempt to build a portfolio that generally matches the market-weighted investment characteristics of each Fund’s respective benchmark index.

          Principal Investment Risks: Generally, the Index Funds are subject to the same risks as the Equity Funds noted above. In particular, each Index Fund is subject to market and index risk as well as company risk. Although each Index Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index and is subject to certain investment and operating expenses, which the index does not have. Therefore, none of the Index Funds can guarantee that its performance will match its index for any period of time. As with any mutual fund, you can lose money by investing in any of the Index Funds.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Who May Want to Invest: Each of the Index Funds may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of its designated index.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  17

          The index for each Index Fund is shown in the table below. These indices are described in detail below in “More About Benchmarks and Other Indices.”

Index Fund	Index

Large-Cap Growth Index Fund	Russell 1000® Growth Index
Large-Cap Value Index Fund	Russell 1000® Value Index
Equity Index Fund	Russell 3000® Index
S&P 500 Index Fund	S&P 500® Index
Mid-Cap Growth Index Fund	Russell Midcap® Growth Index
Mid-Cap Value Index Fund	Russell Midcap® Value Index
Mid-Cap Blend Index Fund	Russell Midcap® Index
Small-Cap Growth Index Fund	Russell 2000® Growth Index
Small-Cap Value Index Fund	Russell 2000® Value Index
Small-Cap Blend Index Fund	Russell 2000® Index
International Equity Index Fund	MSCI EAFE® Index

         Large-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index.

          Fund Benchmark: Russell 1000® Growth Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Growth Index Fund is subject to style risk, large-cap risk and the risks associated with growth investing.

         Large-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index.

          Fund Benchmark: Russell 1000® Value Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Large-Cap Value Index Fund is subject to style risk, large-cap risk and the risks associated with value investing.

         Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

          Fund Benchmark: Russell 3000® Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, because a small portion of the Fund’s index is comprised of smaller lesser-known companies, the Fund is subject to small- and mid-cap risk.

18  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

         S&P 500 Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index.

          Fund Benchmark: S&P 500® Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the S&P 500 Index Fund is subject to large-cap risk.

         Mid-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic growth companies based on a market index.

          Fund Benchmark: Russell Midcap® Growth Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Growth Index Fund is subject to style risk, the risks associated with growth investing and mid-cap risk.

         Mid-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of medium-sized domestic value companies based on a market index.

          Fund Benchmark: Russell Midcap® Value Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Value Index Fund is subject to style risk, the risks of value investing and mid-cap risk.

         Mid-Cap Blend Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a very broad portfolio of equity securities of medium-sized domestic companies based on a market index.

          Fund Benchmark: Russell Midcap® Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Mid-Cap Blend Index Fund is subject to mid-cap risk.

         Small-Cap Growth Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic growth companies based on a market index.

          Fund Benchmark: Russell 2000® Growth Index.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  19

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Growth Index Fund is subject to style risk. It is subject to the risks associated with growth investing and small-cap risk.

          Small-Cap Value Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of smaller domestic value companies based on a market index.

          Fund Benchmark: Russell 2000® Value Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Value Index Fund is subject to style risk, the risks of value investing and small-cap risk.

         Small-Cap Blend Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index.

          Fund Benchmark: Russell 2000® Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the Small-Cap Blend Index Fund is subject to small-cap risk.

          International Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index.

          Fund Benchmark: MSCI EAFE® Index.

          Additional Principal Investment Risks: In addition to the investment risks applicable to all of the Index Funds, the International Equity Index Fund is subject to foreign investment risk and large- and mid-cap risk. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies.

          Foreign investments can involve risks beyond those of domestic investments. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often

20  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

          Please see “Principal Risks of Equity Investments” above for more information.

Specialty Equity Fund

          This Prospectus includes the following Specialty Equity Fund: the Social Choice Equity Fund.

         Social Choice Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund attempts to track the return of the U.S. stock market as represented by its benchmark, the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. See “More About Benchmarks and Other Indices” below for more information about the Fund’s benchmark.

          Current Social Criteria: The social criteria the Fund takes into consideration, and any universe of investments that the Fund utilizes, are non-fundamental investment policies. They can be changed without the approval of the Fund’s shareholders.

          The Fund primarily invests in companies that are screened by KLD Research and Analytics, Inc. (“KLD”) to favor companies that meet or exceed certain environmental, social and governance (“ESG”) criteria. The Fund does this by investing in companies included in the KLD Broad Market Social IndexSM (the “KLD BMS Index”), which is a subset of the 3,000 largest publicly-traded U.S. companies that meet or exceed the screening criteria described below.

          Prior to being eligible for inclusion in the KLD BMS Index, companies are subject to a comprehensive ESG performance evaluation conducted by KLD, consisting of numerous factors. The ESG evaluation process favors companies that are:

•	Strong stewards of the environment;

•	Devoted to serving local communities and society generally;

•	Committed to higher labor standards for their own employees and those in the supply chain;

•	Dedicated to producing high-quality and safe products; and

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  21

•	Managed in an exemplary and ethical manner.

          Examples of environmental assessment categories are management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.

          KLD then ranks companies by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards to be included in the KLD BMS Index. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the KLD BMS Index or the Fund. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.

          The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the KLD BMS Index or the Fund, most companies involved in these industries are ineligible for inclusion in the Index due to their poor overall ESG performance relative to their industry sector peers.

          The Corporate Governance and Social Responsibility Committee of the Trust’s Board of Trustees provides guidance with respect to the Fund’s social criteria. The Fund will do its best to ensure that its investments are consistent with its social criteria, but Advisors cannot guarantee that this will always be the case for every Fund holding. Even if an investment is not excluded by KLD’s criteria, Advisors has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to evaluate the implications of any future modifications KLD makes to its ESG evaluation process.

          The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its assets in foreign investments. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes.

          Principal Investment Risks: The Fund is subject to market risk, company risk, foreign investment risk, small-cap risk, mid-cap risk, active management risk and index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to

22  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

Funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain social criteria.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

Real Estate Securities Fund

         Real Estate Securities Fund

          Investment Objective: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in the securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund will invest primarily in equity securities of such companies. The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and Advisors’ belief in management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry. From time to time, the Fund may also invest in debt securities of companies principally engaged in or related to the real estate industry.

          An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, home builders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Fund also may invest up to 15% of its assets in real estate securities of foreign issuers and up to 20% of its assets in equity (including preferred stock) and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Dow Jones Wilshire Real Estate Securities Index. Effective April 1, 2009, the Fund’s benchmark index will change to the FTSE NAREIT Equity REITS Index.

          Principal Investment Risks: The Fund is subject to the risks of real estate investing described below. It is also subject to active management risk, market

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  23

risk, foreign investment risk and company risk, as described under “Principal Risks of Investing in the Equity Funds” above, and interest rate risk and income volatility risk, as described in “Principal Risks of Investing in the Fixed-Income Funds” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

          There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

          In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that it could sell such securities at an inopportune time.

          The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management or have thinly-traded securities.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their

24  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

investments by investing in real estate securities and who are willing to accept the risk of investing in real estate securities.

          Please see “Principal Risks of Investing in the Equity Funds” above and “Principal Risks of Investing in the Fixed-Income Funds” below for more information.

Balanced Fund

          This Prospectus includes the following Balanced Fund: Managed Allocation Fund.

          Managed Allocation Fund

          Investment Objective: The Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Fund will pursue this goal through a “fund of funds” approach, whereby the Fund will make investments primarily in other mutual funds.

          Principal Investment Strategy: The Fund may invest in shares of underlying funds such as: (1) the Trust’s other investment funds; and (2) other mutual funds or other permissible investment pools or products that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund may invest in underlying funds or products other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds or products may have different investment objectives and styles from those currently held by the Fund and may change the risk profile of the Fund. The Fund will notify you where the addition of underlying funds or products would have a material effect on the composition of the Fund’s investment portfolio.

          Generally, the Fund will seek to meet its investment objective by investing: (1) approximately 60% of its assets in equity funds including up to 5% of its assets in real estate funds; and (2) approximately 40% of its assets in fixed-income funds (“target allocations”).

The Fund currently intends to invest in the following equity funds:

•	Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential.

•	International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.

•

Large-Cap Growth Fund, which invests primarily in a diversified portfolio of common stocks that Advisors believes present the opportunity for growth, such as stocks of large-cap companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

•	Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that Advisors believes appear undervalued by the market based on an evaluation of their potential worth.

•	Mid-Cap Growth Fund, which invests primarily in mid-cap equity securities that Advisors believes present the opportunity for growth.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  25

•	Mid-Cap Value Fund, which invests primarily in mid-cap equity securities that Advisors believes are undervalued by the market based on an evaluation of their potential worth.

•

Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation.

•

Enhanced International Equity Index Fund, which seeks to enhance the return of the Fund relative to the MSCI EAFE® Index by investing in equity securities of foreign issuers within this index, but not necessarily at index weightings.

•

Enhanced Large-Cap Growth Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Growth Index by investing in large-cap equity securities of issuers within this index, but not necessarily at index weightings.

•

Enhanced Large-Cap Value Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Value Index by investing in large-cap equity securities of issuers within this index, but not necessarily at index weightings.

          (The three above Enhanced Index Funds are not offered through this Prospectus. For additional information about these Funds, please see the Institutional Class Prospectus).

          The Managed Allocation Fund may invest in the Real Estate Securities Fund, which invests primarily in equity securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets such as REITs, to gain asset allocation exposure to the real estate industry.

The Fund currently intends to invest in the following fixed-income funds:

•

Bond Plus Fund, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment-grade securities.

•	Short-Term Bond Fund, which invests primarily in a broad range of U.S. Treasury and agency securities, and corporate bonds with maturities from 1–5 years.

•

High-Yield Fund, which invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.

•	Inflation-Linked Bond Fund, which invests primarily in inflation-linked bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the security.

26  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          As a result of its investments in the underlying funds, the Managed Allocation Fund’s returns will reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, the Fund monitors the foreign and domestic equity markets, as well as overall financial and economic conditions. If Advisors believes that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, it can adjust the percentage of investments in these funds up or down by up to 5%. At any given time the Fund may hold between 0 to 5% of its assets in real estate funds. The Fund’s benchmark is a composite of three benchmark indices representing three types of market sectors within the equity and fixed-income underlying fund asset classes, i.e., domestic equity, international equity and fixed income. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “More About Benchmarks and Other Indices” below.

          The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and long-term bonds, the Fund will increase its investments in the Short-Term Bond Fund. The Fund will have less than 5% of its assets in the High-Yield Fund.

          The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if Advisors believes market conditions warrant. For example, the Fund might increase its holdings in fixed-income funds in periods when Advisors believes the equity markets will decline.

          As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Board has authorized the Fund to invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Fund may use investments in ETFs and ETNs to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

          For flexibility in meeting redemptions, expenses and the timing of new investments, and as a short-term defense during periods of unusual volatility, the Fund may invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. The Fund cannot guarantee that this strategy will be successful.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  27

          Principal Investment Risks: The Fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests, including active management risk, market risk, company risk, foreign investment risk, small-cap risk, mid-cap risk, interest rate risk, credit risk, call risk, prepayment risk and extension risk. Because certain underlying funds use derivatives to a limited degree, the Fund has limited exposure to derivatives risk. Interest rate, credit, call and prepayment and extension risks are described in “Principal Risks of Investing in the Fixed-Income Funds” below. The extent to which the investment performance and risks associated with the Fund correspond to those of a particular underlying fund depends upon the extent to which the Fund’s assets are allocated for investment among the underlying funds and such allocations may vary from time to time. Each of these risks, alone or in combination with other risks, has the potential to impair Fund performance.

          The Fund is also subject to risks associated with the allocation of its assets among underlying funds. The Fund’s performance depends upon how its assets are allocated and reallocated between underlying funds in accordance with the target allocations and ranges described above. The Fund may not achieve its target allocations within the ranges described and the selection of market sectors and underlying funds and the allocations among them may result in the Fund underperforming other similar funds or cause an investor to lose money. There is no guarantee that such allocation and reallocation decisions will produce the desired results. It is possible that the Fund’s portfolio managers will focus on an underlying fund that performs poorly or underperforms other underlying funds under various market conditions. Investors could lose money as a result of these allocation decisions. Additionally, the Fund is subject to underlying fund risks as the ability of the Fund to achieve its investment objective will depend upon the ability of the underlying funds to achieve their investment objectives. There can be no guarantee that any underlying fund will achieve its investment objective. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund is suitable for investors with medium- to long-term time horizons and who seek capital appreciation and investment income through broad diversification.

          Please see “Principal Risks of Investing in the Equity Funds” above and “Principal Risks of Investing in the Fixed-Income Funds” below for more information.

28  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

Fixed-Income Funds

          This Prospectus includes five Funds that invest primarily in fixed-income securities: Bond Fund, Bond Plus Fund, Short-Term Bond Fund, High-Yield Fund and Inflation-Linked Bond Fund.

          Principal Risks of Investing in the Fixed-Income Funds

          An investment in a Fixed-Income Fund, or any Fund’s fixed-income investments, typically will be subject to the following principal investment risks described below:

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities. Further, in times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, a Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the fund originally invested, resulting in a decline in income.

•

Market Volatility and Liquidity Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for a Fund to properly value assets represented by such securities.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  29

and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

•

Active Management Risk—The performance of Funds that are actively managed reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Fund’s investment objective. As a result of active management, such Funds could underperform other mutual funds with similar investment objectives.

          In addition to the principal investment risks set forth above, there are other risks associated with a particular Fixed-Income Fund that are discussed in the following Fund summaries, which may include some of the risks previously identified for the Equity Funds. The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

          Bond Fund

          Investment Objective: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund will primarily invest in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds and mortgage-backed or other asset backed securities. The Fund also invests in other fixed-income securities.

30  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, Advisors does its own credit analysis, paying particular attention to economic trends and other market events. Individual securities or sectors are then overweighted or underweighted relative to the Fund’s benchmark index, the Barclays Capital U.S. Aggregate Bond Index, when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index.

          The Fund is managed to maintain an average duration that is similar to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2008, the duration of the Barclays Capital U.S. Aggregate Bond Index was 3.71 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its assets in fixed-income securities of foreign issuers.

          The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

          The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors to predict correctly mortgage prepayments and interest rates.

          The Fund may also engage in duration-neutral relative value trading, a strategy in which the Fund buys and sells government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  31

          Principal Investment Risks: The Fund is subject to interest rate risk, prepayment risk and extension risk as well as company risk, income volatility risk, credit risk, call risk, foreign investment risk, active management risk and market volatility and liquidity risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment-grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

          Under the Fund’s mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

          Securities originally rated “investment-grade” are sometimes subsequently downgraded, should Advisors and/or a ratings agency like Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. The Fund will attempt to sell any security held by the Fund which is downgraded to a below investment-grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment-grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income mutual fund.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          Bond Plus Fund

          Investment Objective: The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 70% of the Fund’s assets, is invested primarily in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, corporate bonds, U.S. Treasury and agency securities and mortgage-backed and asset-backed securities. The securities within the Fund’s first segment are mainly high-quality instruments rated in the top four credit categories by Moody’s or S&P, or deemed to be of the same quality by the Advisor using its own credit analysis. The second segment, which will not exceed 30% of the Fund’s assets, is invested in fixed-income securities and bonds with special features in an effort to improve the Fund’s total return. Potential investments in this segment include, but are not limited to, non-investment-grade securities (those rated Ba1 or lower by Moody’s or BB+ or lower by S&P), emerging market fixed-income securities and convertible and preferred securities.

          The Fund is designed to have a similar duration to its benchmark index, the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in

32  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2008, the duration of the index was 3.71 years.

          The Fund can invest in foreign securities, including emerging market fixed-income securities and non-dollar-denominated instruments, but Advisors does not expect them to exceed 20% of the Fund’s assets. No more than 15% of the Fund’s assets can be invested in illiquid securities.

          Principal Investment Risks: The Fund is subject to interest rate risk, prepayment risk and extension risk as well as company risk, income volatility risk, credit risk, call risk, foreign investment risk, active management risk and market volatility and liquidity risk.

          In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risk. Issuers of “junk” bonds are typically in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

          Bear in mind that all these risks can also apply to “investment-grade” securities, particularly the lower levels of investment-grade securities, such as those rated Baa by Moody’s or BBB by S&P. Also, securities originally rated “investment-grade” are sometimes downgraded later on, should Advisors and/or a ratings agency like Moody’s or S&P believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund, it may or may not be sold, depending on analysis by Advisors of the issuer’s prospects. However, the Fund will not purchase below-investment-grade securities if that would increase their amount in the portfolio above the Fund’s current investment target. The Fund does not rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, Advisors also does its own credit analysis, paying particular attention to economic trends and other market events. The Fund’s investments in mortgage-backed securities are subject to prepayment and extension risk.

          The Fund can hold illiquid securities. A risk of investing in illiquid securities is that they may be difficult to sell for their fair market value. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  33

          Short-Term Bond Fund

          Investment Objective: The Fund seeks high current income consistent with preservation of capital.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury and agency securities and investment-grade corporate bonds with maturities less than 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The Fund may overweight or underweight individual securities or sectors as compared to their weight in the index when Advisors finds undervalued or overlooked issues that it believes offer the potential for superior returns.

          The Fund generally seeks to maintain an average duration similar to that of its benchmark, the Barclays Capital 1-5 Year U.S. Government/Credit Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the Fund close to the index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in the interest rates. As of December 31, 2008, the duration of the index was 2.56 years. The Fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

          The Short-Term Bond Fund also may invest up to 15% of its assets in the securities of foreign issuers.

          Principal Investment Risks: The Fund is subject to interest rate risk, credit risk, market volatility and liquidity risk, foreign investment risk, company risk, active management risk and call risk. In addition, mortgage-backed securities in which the Fund may invest are subject to extension risk and prepayment risk. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for more conservative investors who seek high current income consistent with preservation of capital in an effort to minimize volatility of changes in principal value.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          High-Yield Fund

          Investment Objective: The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

          Principal Investment Strategies: The Fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. Under normal circumstances, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will

34  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

be securities rated in the BB or B categories by S&P, or the Ba or B categories by Moody’s. The Fund may invest up to 20% of its assets in the following other types of instruments: payment-in-kind or deferred-interest obligations, defaulted securities, asset-backed securities, securities rated lower than B- or its equivalent by at least two rating agencies and securities having limited liquidity.

          The Fund can make foreign investments, but the Fund does not expect them to be over 20% of its assets. The Fund can have up to 15% of its assets in illiquid securities. The Fund can also invest in U.S. Treasury and agency securities or other short-term instruments when other suitable investment opportunities are not available, or when Advisors would like to build the Fund’s liquidity.

          Over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. Advisors attempts to minimize the risks of investing in lower-rated securities by:

•

Doing its own credit analysis (independent of the rating agencies). The Fund will buy securities of issuers with a balance of operational and financial risks that Advisors believes to make it likely that such issuers will be able to meet their financial obligations;

•	Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality; and

•	Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

          Advisors’ judgment of the value of any particular security is a function of its experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the Fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

          Advisors may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association of America (“TIAA”). While Advisors believes that such sharing of information provides benefits to the Fund and its shareholders, the Fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it may otherwise do so, in order to comply with the federal securities laws.

          Principal Investment Risks: The Fund is subject to interest rate risk, company risk, call risk, market volatility and liquidity risk, foreign investment risk, active management risk and credit risk. Investors should expect greater fluctuations in share price, yield, and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the Fund to buy or sell its securities. An investment in this Fund is much riskier than an investment in bond funds that do not invest primarily in lower-rated debt securities.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  35

          In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risks. Issuers of “junk” bonds are typically in weak financial health, their ability to pay principal and interest is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets may also react strongly to adverse news about an issuer or the economy, or the perception or expectation of adverse news.

          The Fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value. Current income risk can also be significant for this Fund. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for less conservative investors who seek high current income and capital appreciation, who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The Fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          Inflation-Linked Bond Fund

          Investment Objective: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities whose returns are designed to track a specified inflation index, the Consumer Price Index for All-Urban Consumers (“CPI-U”), over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S. Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

          Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

          The principal amount of a TIIS bond is adjusted periodically for inflation using

36  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

the CPI-U. Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

          The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its assets.

          The Fund is managed to maintain a duration that is similar to its benchmark index, the Barclays Capital U.S. Treasury Inflation-Protected Securities Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2008, the duration of the Barclays Capital U.S. Treasury Inflation-Protected Securities Index was 5.83 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund invests in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

          The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its assets are invested in fixed-income securities rated below investment-grade.

          Principal Investment Risks: The Fund is subject to interest rate risk and active management risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by a number of factors, such as changes in the market’s inflation expectations or changes in real rates of interest. There is a risk that market values of inflation-indexed bonds may fall as a result of a decline in inflation (or deflation) or changes in investors’ inflation expectations. There is also a risk that interest payments in inflation-indexed bonds fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of inflation. If the market perceives that any of these events have occurred, then the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in “Taxes.” As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a “value preservation” option.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  37

Money Market Fund

          This Prospectus includes one Fund that invests primarily in high-quality, short-term money market instruments: the Money Market Fund.

          Money Market Fund

          Investment Objective: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

          Principal Investment Strategies: The Fund invests primarily in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share.

The Fund invests in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate or variable-amount securities of domestic or foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities; and/or

(9)	Obligations of international organizations (and related government agencies) designated or supported by U.S. or foreign government agencies to promote economic development or international banking.

          The Money Market Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

38  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

          The benchmark index for the Fund is the iMoneyNet Money Fund Report AverageTM—All Taxable.

          Principal Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to market risk, company risk, income volatility risk, interest rate risk, prepayment risk and extension risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, you can lose money by investing in this Fund.

          Note to Investors Regarding Renewal of Participation in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds

          The Board of Trustees has approved participation of the Fund in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), which has been extended until April 30, 2009. The Program will continue to guarantee Money Market Fund shareholders that they will receive $1.00 per Fund share they owned as of the close of business on September 19, 2008 if the Money Market Fund “breaks the buck” (meaning its NAV falls below $0.995 and is not immediately cured), liquidates its holdings and such liquidation proceeds are less than $1.00 per share.

          The Program protects the lesser of (i) Fund shares held by a shareholder of record on September 19, 2008 or (ii) the number of Fund shares held by the shareholder of record when the Fund breaks the buck. Shares acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date are not eligible for protection under the Program.

          The cost of participation in the Program to the Fund for the renewal term of the Program is 0.015% of its assets as of September 19, 2008. This expense will be borne by the Fund outside of any reimbursement arrangements currently in place. The Treasury may extend the Program beyond the current termination date of April 30, 2009 through no later than September 18, 2009. Any extension of the Program will continue to cover only shareholders of record as of September 19, 2008 and the Fund will need to reapply and pay an additional premium in order to continue to participate. It is currently expected that the Fund will participate in any future extensions of the Program beyond April 30, 2009, where the premiums and other terms of the Program do not materially differ from the initial and first renewal periods and participation in the Program continues to be in the best interests of the Fund and its shareholders. However, shareholders will be notified if the Fund does not plan to participate in any such future extensions of the Program.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  39

          Who May Want to Invest: The Fund may be appropriate for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

PAST PERFORMANCE

          The following bar charts and performance tables help illustrate some of the risks of investing in the Retirement Class shares of the Funds, and how investment performance varies. The bar charts show the performance of each Fund, before taxes, in each full calendar year since inception of the Fund (i.e., the annual total returns). The performance shown in the bar charts and table for the Retirement Class that is prior to the inception date for the Retirement Class (see the performance tables for these inception dates) is based on the performance of the Fund’s Institutional Class, which commenced on July 1, 1999 (with respect to the Growth & Income, International Equity, Equity Index, Social Choice Equity, Bond and Money Market Funds) or October 1, 2002 (with respect to the Inflation-Linked Bond Fund). The performance for these periods has not been restated to reflect the higher expenses of the Retirement Class. If those higher expenses had been reflected, the performance would have been lower. Below each chart, the best and worst returns for a calendar quarter during the periods shown in the chart are noted.

          The performance table following the charts shows each Fund’s Retirement Class average annual total returns (before and after taxes) over the one-year, five-year (where applicable) and since inception periods ended December 31, 2008, and how those returns compare to those of broad-based securities market indices. For the Managed Allocation Fund, returns are also compared to a composite benchmark index based on three indices that represent the market sectors in which the Fund invests.

          The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors to reimburse the Funds for some of their “other expenses” and to waive some of the Funds’ management fees. Without these waivers and reimbursements, the Retirement Class returns of certain Funds would have been lower. How the Retirement Class of the Funds has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

          The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. The use of a particular benchmark or comparative index is not a fundamental policy and can be changed without shareholder approval. The Funds will notify you if such a change is made.

40  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (%)

Growth & Income Fund

Best quarter: 14.25% for the quarter ended June 30, 2003. Worst quarter: –20.05%, for the quarter ended December 31, 2008.

International Equity Fund

Best quarter: 17.98% for the quarter ended December 31, 2003. Worst quarter: –23.11%, for the quarter ended December 31, 2008.

Large-Cap Growth Fund

Best quarter: 8.79% for the quarter ended September 30, 2007. Worst quarter: –23.27%, for the quarter ended December 31, 2008.

Large-Cap Value Fund

Best quarter: 18.37% for the quarter ended June 30, 2003. Worst quarter: –22.76%, for the quarter ended December 31, 2008.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus   41

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (%)	(continued)

Mid-Cap Growth Fund

Best quarter: 18.34% for the quarter ended June 30, 2003. Worst quarter: –28.68%, for the quarter ended December 31, 2008.

Mid-Cap Value Fund

Best quarter: 18.72% for the quarter ended June 30, 2003. Worst quarter: –26.99%, for the quarter ended December 31, 2008.

Small-Cap Equity Fund

Best quarter: 23.38% for the quarter ended June 30, 2003. Worst quarter: –24.88%, for the quarter ended December 31, 2008.

Large-Cap Growth Index Fund

Best quarter: 14.08% for the quarter ended June 30, 2003. Worst quarter: –22.85%, for the quarter ended December 31, 2008.

42  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (%)	(continued)

Large-Cap Value Index Fund

Best quarter: 16.98% for the quarter ended June 30, 2003. Worst quarter: –22.21%, for the quarter ended December 31, 2008.

Equity Index Fund

Best quarter: 16.22% for the quarter ended June 30, 2003. Worst quarter: –22.70%, for the quarter ended December 31, 2008.

S&P 500 Index Fund

Best quarter: 15.11% for the quarter ended June 30, 2003. Worst quarter: –21.98%, for the quarter ended December 31, 2008.

Mid-Cap Growth Index Fund

Best quarter: 18.57% for the quarter ended June 30, 2003. Worst quarter: –27.53%, for the quarter ended December 31, 2008.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus   43

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (%)	(continued)

Mid-Cap Value Index Fund

Best quarter: 17.74% for the quarter ended June 30, 2003. Worst quarter: –27.22%, for the quarter ended December 31, 2008.

Mid-Cap Blend Index Fund

Best quarter: 18.01% for the quarter ended June 30, 2003. Worst quarter: –27.28%, for the quarter ended December 31, 2008.

Small-Cap Growth Index Fund

Best quarter: 23.96% for the quarter ended June 30, 2003. Worst quarter: –27.55%, for the quarter ended December 31, 2008.

Small-Cap Value Index Fund

Best quarter: 22.55% for the quarter ended June 30, 2003. Worst quarter: –24.88%, for the quarter ended December 31, 2008.

44  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (%)	(continued)

Small-Cap Blend Index Fund

Best quarter: 23.24% for the quarter ended June 30, 2003. Worst quarter: –26.18%, for the quarter ended December 31, 2008.

International Equity Index Fund

Best quarter: 19.20% for the quarter ended June 30, 2003. Worst quarter: –19.93%, for the quarter ended December 31, 2008.

Social Choice Equity Fund

Best quarter: 15.92% for the quarter ended June 30, 2003. Worst quarter: –23.77%, for the quarter ended December 31, 2008.

Real Estate Securities Fund

Best quarter: 17.19% for the quarter ended December 31, 2004. Worst quarter: –37.56%, for the quarter ended December 31, 2008.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus   45

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (%)	(continued)

Managed Allocation Fund

Best quarter: 3.69% for the quarter ended June 30, 2007. Worst quarter: –14.20%, for the quarter ended December 31, 2008.

Bond Fund

Best quarter: 5.02% for the quarter ended September 30, 2001. Worst quarter: –2.31%, for the quarter ended June 30, 2004.

Bond Plus Fund

Best quarter: 2.18% for the quarter ended September 30, 2007. Worst quarter: –2.35%, for the quarter ended September 30, 2008.

Short-Term Bond Fund

Best quarter: 2.18% for the quarter ended December 31, 2008. Worst quarter: –0.86%, for the quarter ended September 30, 2008.

46  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS (%)	(concluded)

High-Yield Fund

Best quarter: 2.88% for the quarter ended March 31, 2007. Worst quarter: –12.76%, for the quarter ended December 31, 2008.

Inflation-Linked Bond Fund

Best quarter: 5.34% for the quarter ended March 31, 2008. Worst quarter: –3.58%, for the quarter ended September 30, 2008.

Money Market Fund

Best quarter: 1.65% for the quarter ended December 31, 2000. Worst quarter: 0.25%, for the quarter ended March 31, 2004.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus   47

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES

For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Growth & Income Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–35.12%	0.83%	–1.59%[1]
Return After Taxes on Distributions	–35.28%	–0.03%	–2.23%[1]
Return After Taxes on Distributions and Sale of Fund Shares	–22.55%	0.76%	–1.41%[1]
S&P 500® Index	–37.00%	–2.19%	–2.72%

International Equity Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–49.68%	0.51%	1.06%[1]
Return After Taxes on Distributions	–49.88%	–1.12%	–0.01%[1]
Return After Taxes on Distributions and Sale of Fund Shares	–31.89%	0.68%	0.93%[1]
MSCI EAFE® Index	–43.38%	1.66%	0.45%

Large-Cap Growth Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–41.23%	—	–10.94%
Return After Taxes on Distributions	–41.28%	—	–11.27%
Return After Taxes on Distributions and Sale of Fund Shares	–26.74%	—	–9.00%
Russell 1000® Growth Index	–38.44%	—	–10.87%

Large-Cap Value Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–40.05%	–1.79%	4.15%
Return After Taxes on Distributions	–40.29%	–2.95%	2.88%
Return After Taxes on Distributions and Sale of Fund Shares	–25.72%	–1.54%	3.40%
Russell 1000® Value Index	–36.85%	–0.79%	4.49%

Mid-Cap Growth Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–46.41%	–2.97%	4.79%
Return After Taxes on Distributions	–46.41%	–3.56%	4.10%
Return After Taxes on Distributions and Sale of Fund Shares	–30.16%	–2.28%	4.25%
Russell Midcap® Growth Index	–44.32%	–2.33%	4.96%

48 Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES	(continued)
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Mid-Cap Value Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–40.75%	1.01%	7.67%
Return After Taxes on Distributions	–40.98%	–0.28%	6.32%
Return After Taxes on Distributions and Sale of Fund Shares	–26.30%	0.73%	6.43%
Russell Midcap® Value Index	–38.44%	0.33%	6.29%

Small-Cap Equity Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–32.90%	–1.74%	5.66%
Return After Taxes on Distributions	–32.95%	–3.15%	4.07%
Return After Taxes on Distributions and Sale of Fund Shares	–21.34%	–1.65%	4.55%
Russell 2000® Index	–33.79%	–0.93%	6.33%

Large-Cap Growth Index Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–38.67%	–3.82%	1.44%
Return After Taxes on Distributions	–38.82%	–4.10%	0.65%
Return After Taxes on Distributions and Sale of Fund Shares	–24.99%	–3.17%	1.15%
Russell 1000® Growth Index	–38.44%	–3.42%	1.89%

Large-Cap Value Index Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–37.01%	–1.14%	4.08%
Return After Taxes on Distributions	–37.38%	–1.94%	3.18%
Return After Taxes on Distributions and Sale of Fund Shares	–23.71%	–0.85%	3.50%
Russell 1000® Value Index	–36.85%	–0.79%	4.49%

Equity Index Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–37.29%	–2.08%[1]	–2.17%[1]
Return After Taxes on Distributions	–37.49%	–2.61%[1]	–2.69%[1]
Return After Taxes on Distributions and Sale of Fund Shares	–24.00%	–1.63%[1]	–1.85%[1]
Russell 3000® Index	–37.31%	–1.95%	–2.02%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus 49

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES	(continued)
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

S&P 500 Index Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–37.10%	–2.53%	2.58%
Return After Taxes on Distributions	–37.37%	–2.87%	2.25%
Return After Taxes on Distributions and Sale of Fund Shares	–23.82%	–2.07%	2.25%
S&P 500® Index	–37.00%	–2.19%	2.97%

Mid-Cap Growth Index Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–44.35%	–2.70%	4.53%
Return After Taxes on Distributions	–44.55%	–3.75%	3.04%
Return After Taxes on Distributions and Sale of Fund Shares	–28.77%	–2.12%	3.80%
Russell Midcap® Growth Index	–44.32%	–2.33%	4.96%

Mid-Cap Value Index Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–38.50%	0.01%	5.91%
Return After Taxes on Distributions	–39.00%	–1.41%	4.49%
Return After Taxes on Distributions and Sale of Fund Shares	–24.83%	0.01%	5.02%
Russell Midcap® Value Index	–38.44%	0.33%	6.29%

Mid-Cap Blend Index Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–41.43%	–1.03%	5.41%
Return After Taxes on Distributions	–42.11%	–2.04%	4.37%
Return After Taxes on Distributions and Sale of Fund Shares	–26.24%	–0.80%	4.65%
Russell Midcap® Index	–41.46%	–0.71%	5.81%

Small-Cap Growth Index Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–38.38%	–1.50%	6.14%
Return After Taxes on Distributions	–38.81%	–2.67%	4.83%
Return After Taxes on Distributions and Sale of Fund Shares	–24.57%	–1.17%	5.26%
Russell 2000® Growth Index	–38.54%	–2.35%	5.51%

50 Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES	(continued)
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Small-Cap Value Index Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–28.81%	0.10%	6.75%
Return After Taxes on Distributions	–29.49%	–1.76%	4.70%
Return After Taxes on Distributions and Sale of Fund Shares	–18.35%	–0.06%	5.48%
Russell 2000® Value Index	–28.92%	0.27%	6.98%

Small-Cap Blend Index Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–33.72%	–1.17%	6.03%
Return After Taxes on Distributions	–34.70%	–2.58%	4.59%
Return After Taxes on Distributions and Sale of Fund Shares	–21.16%	–1.00%	5.10%
Russell 2000® Index	–33.79%	–0.93%	6.33%

International Equity Index Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–42.33%	1.71%	7.64%
Return After Taxes on Distributions	–42.70%	1.29%	7.19%
Return After Taxes on Distributions and Sale of Fund Shares	–27.12%	1.53%	6.69%
MSCI EAFE® Index	–43.38%	1.66%	7.80%

Social Choice Equity Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–36.30%	–2.11%	–2.32%[1]
Return After Taxes on Distributions	–36.51%	–2.40%	–2.67%[1]
Return After Taxes on Distributions and Sale of Fund Shares	–23.35%	–1.73%	–2.02%[1]
Russell 3000® Index	–37.31%	–1.95%	–2.02%

Real Estate Securities Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–38.76%	–0.73%	5.55%
Return After Taxes on Distributions	—	—	—
Return After Taxes on Distributions and Sale of Fund Shares	—	—	—
Dow Jones Wilshire Real Estate Securities Index[2]	–39.83%	0.65%	5.93%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus 51

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES	(continued)
For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Managed Allocation Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–28.79%	—	–6.52%
Return After Taxes on Distributions	–29.37%	—	–7.57%
Return After Taxes on Distributions and Sale of Fund Shares	–18.52%	—	–5.91%
Russell 3000® Index	–37.31%	—	–11.05%
Managed Allocation Fund Composite Index (45% Russell 3000®, 40% Barclays Capital U.S. Aggregate Bond[3], and 15% MSCI EAFE)	–21.98%	—	–3.44%

Bond Fund
Class Inception Date: March 31, 2006
Return Before Taxes	2.67%	3.84%[1]	5.71%[1]
Return After Taxes on Distributions	1.10%	2.26%[1]	3.55%[1]
Return After Taxes on Distributions and Sale of Fund Shares	1.71%	2.35%[1]	3.57%[1]
Barclays Capital U.S. Aggregate Bond Index[3]	5.24%	4.65%	6.10%

Bond Plus Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–2.72%	—	2.39%
Return After Taxes on Distributions	–4.40%	—	0.66%
Return After Taxes on Distributions and Sale of Fund Shares	–1.76%	—	1.05%
Barclays Capital U.S. Aggregate Bond Index[3]	5.24%	—	6.26%

Short-Term Bond Fund
Class Inception Date: March 31, 2006
Return Before Taxes	2.32%	—	4.05%
Return After Taxes on Distributions	0.90%	—	2.50%
Return After Taxes on Distributions and Sale of Fund Shares	1.50%	—	2.55%
Barclays Capital 1-5 Year U.S. Government/Credit Index[3]	5.12%	—	5.98%

High-Yield Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–19.77%	—	–4.49%
Return After Taxes on Distributions	–22.18%	—	–6.99%
Return After Taxes on Distributions and Sale of Fund Shares	–12.61%	—	–4.99%
Merrill Lynch BB/B Cash Pay Issuer Constrained Index	–23.23%	—	–5.84%

52 Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

AVERAGE ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES	(concluded)
For the Periods Ended December 31, 2008

(Before and After Taxes)

	One Year	Five Years	Since Inception

Inflation-Linked Bond Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–1.81%	3.95%[1]	4.62%[1]
Return After Taxes on Distributions	–3.76%	2.28%[1]	3.01%[1]
Return After Taxes on Distributions and Sale of Fund Shares	–1.10%	2.47%[1]	3.07%[1]
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)[3]	-2.35%	4.07%	4.76%

Money Market Fund
Class Inception Date: March 31, 2006
Return Before Taxes	2.55%	3.39%[1]	3.46%[1]
iMoneyNet Money Fund Report AverageTM—All Taxable	2.04%	2.93%	3.72%

Current performance of the Funds’ Retirement Class shares may be higher or lower than that shown above. For current performance information of the Retirement Class, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]

The performance shown for the Retirement Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class, which commenced on July 1, 1999 (with respect to the Growth & Income, International Equity, Equity Index, Social Choice Equity, Bond and Money Market Funds) or October 1, 2002 (with respect to the Inflation-Linked Bond Fund). The performance for these periods has not been restated to reflect the higher expenses of the Retirement Class. If those higher expenses had been reflected, the performance would have been lower.

[2]

Beginning on April 1, 2009, the Real Estate Security Fund’s benchmark index will change from the Dow Jones Wilshire Real Estate Securities Index to the FTSE NAREIT Equity REITS Index. For more information about the Fund’s new and old benchmark indices, please see “More About Benchmarks and Other Indices” below.

[3]

In November of 2008, the names of these indices were changed from Lehman Brothers to Barclays Capital in connection with the rebranding by Barclays Capital of its unified family of indices. These name changes do not constitute a substantive change in the Funds’ respective benchmarks; rather, they merely constitute a change in the branded name of the benchmarks.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

          Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

          The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (“IRAs”).

          Each benchmark index to which each Fund is compared is described below in more detail in “More About Benchmarks and Other Indices.” The returns shown for the benchmark indices reflect no deductions for fees, expenses or taxes.

          For the Money Market Fund’s most current 7-day yield, please call us at 800 842-2888.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus 53

FEES AND EXPENSES

          Fees and Expenses for the Retirement Class Shares

          The following tables describe the fees and expenses that you pay if you buy and hold Retirement Class shares of the Funds:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Retirement Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption or Exchange Fee[1]	2.00%
Maximum Account Fee	0%

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

RETIREMENT CLASS	Management Fees	Other Expenses	Acquired Fund Fees and Expenses [2]	Total Annual Fund Operating Expenses	Waivers and Expense Reimbursements [3]	Net Annual Fund Operating Expenses

Growth & Income Fund	0.45%	0.30%	0.00%	0.75%	0.00%[4]	0.75%
International Equity Fund[1]	0.49%	0.30%	0.00%	0.79%	0.00%	0.79%
Large Cap Growth Fund	0.45%	0.33%	0.00%	0.78%	0.01%[4]	0.77%
Large-Cap Value Fund	0.45%	0.29%	0.00%	0.74%	0.00%	0.74%
Mid-Cap Growth Fund	0.48%	0.32%	0.01%	0.81%	0.00%	0.81%
Mid-Cap Value Fund	0.47%	0.29%	0.01%	0.77%	0.00%	0.77%
Small-Cap Equity Fund[1]	0.48%	0.30%	0.00%	0.78%	0.00%	0.78%
Large-Cap Growth Index Fund	0.04%	0.31%	0.00%	0.35%	0.01%	0.34%
Large-Cap Value Index Fund	0.04%	0.30%	0.01%	0.35%	0.00%	0.35%
Equity Index Fund	0.04%	0.29%	0.00%	0.33%	0.00%	0.33%
S&P 500 Index Fund	0.04%	0.27%	0.00%	0.31%	0.00%	0.31%
Mid-Cap Growth Index Fund	0.04%	0.53%	0.01%	0.58%	0.23%	0.35%
Mid-Cap Value Index Fund	0.04%	0.36%	0.02%	0.42%	0.06%	0.36%
Mid-Cap Blend Index Fund	0.04%	0.38%	0.01%	0.43%	0.08%	0.35%
Small-Cap Growth Index Fund[1]	0.04%	0.44%	0.01%	0.49%	0.14%	0.35%
Small-Cap Value Index Fund[1]	0.04%	0.41%	0.01%	0.46%	0.11%	0.35%
Small-Cap Blend Index Fund[1]	0.04%	0.37%	0.01%	0.42%	0.07%	0.35%
International Equity Index Fund[1]	0.04%	0.31%	0.01%	0.36%	0.00%	0.36%
Social Choice Equity Fund	0.15%	0.30%	0.01%	0.46%	0.00%	0.46%
Real Estate Securities Fund	0.50%	0.31%	0.00%	0.81%	0.00%	0.81%
Managed Allocation Fund	0.00%	0.31%	0.46%	0.77%	0.06%	0.71%[5]
Bond Fund	0.30%	0.27%	0.00%	0.57%	0.00%	0.57%
Bond Plus Fund	0.30%	0.33%	0.00%	0.63%	0.03%	0.60%
Short-Term Bond Fund	0.25%	0.38%	0.00%	0.63%	0.08%	0.55%
High-Yield Fund[1]	0.35%	0.34%	0.00%	0.69%	0.04%	0.65%
Inflation-Linked Bond Fund	0.30%	0.29%	0.00%	0.59%	0.00%	0.59%
Money Market Fund	0.10%	0.29%	0.00%	0.39%	0.00%	0.39%

54 Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

[1]

This fee (the “Redemption Fee”) applies and is payable to the indicated Funds on shares of those Funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances. See “Other Investor Information—Redemption or Exchange Fee” for more information.

[2]

“Acquired Funds Fees and Expenses” are the Funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Funds’ 2008 annual report.

[3]

Under the Funds’ expense reimbursement arrangements, Advisors has contractually agreed to reimburse the Funds for such Total Annual Fund Operating Expenses (excluding “Acquired Fund Fees and Expenses”) that exceed the following annual rates of average daily net assets: 0.25% for Managed Allocation Fund; 0.34% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund; Equity Index Fund, S&P 500 Index Fund, Mid-Cap Growth Index Fund, Mid-Cap Value Index Fund, Mid-Cap Blend Index Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund and Small-Cap Blend Index Fund; 0.40% for International Equity Index Fund and Money Market Fund; 0.47% for Social Choice Equity Fund; 0.55% for Short-Term Bond Fund; 0.60% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.65% for High-Yield Fund; 0.77% for the Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.80% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.82% for Real Estate Securities Fund; and 0.85% for International Equity Fund. These expense reimbursement arrangements will continue through at least April 30, 2010 for the Index Funds and January 31, 2010 for the other Funds, and can only be changed with the approval of the Board of Trustees.

[4]

The Management Fee rate shown in the chart above reflects the full contractual rate that will be charged to the Funds during 2009. This rate differs from the Funds’ actual Management Fee rate during 2008, because the Funds Management Fee was subject to a waiver for the first four months of that year.

[5]

Advisors does not receive a management fee for its services to the Managed Allocation Fund and has contracted to reimburse the Fund for all its direct expenses through January 31, 2010 (except for the 0.25% service fee that pays for expenses related to offering Retirement Class shares on a retirement or other distribution platform). However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the underlying funds in which the Managed Allocation Fund invests. The Fund’s “Acquired Fund Fees and Expenses” in the table are based on the Fund’s historical allocations as of September 30, 2008.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus 55

          Example

          The following example is intended to help you compare the cost of investing in Retirement Class shares of the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 or an initial investment in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It is based on the net annual operating expenses described in the fee table. The table below assumes that there is no expense reimbursement agreement in place after April 30, 2010 for the Index Funds and January 31, 2010 for the other Funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RETIREMENT CLASS	1 Year	3 Years	5 Years	10 Years

Growth & Income Fund	$77	$240	$417	$930
International Equity Fund	$81	$252	$439	$978
Large-Cap Growth Fund	$79	$248	$432	$965
Large-Cap Value Fund	$76	$237	$411	$918
Mid-Cap Growth Fund	$83	$259	$450	$1,002
Mid-Cap Value Fund	$79	$246	$428	$954
Small-Cap Equity Fund	$80	$249	$433	$966
Large-Cap Growth Index Fund	$35	$111	$195	$442
Large-Cap Value Index Fund	$36	$113	$197	$443
Equity Index Fund	$34	$106	$185	$418
S&P 500 Index Fund	$32	$100	$174	$393
Mid-Cap Growth Index Fund	$36	$148	$287	$690
Mid-Cap Value Index Fund	$37	$125	$226	$520
Mid-Cap Blend Index Fund	$36	$125	$228	$530
Small-Cap Growth Index Fund	$36	$134	$252	$594
Small-Cap Value Index Fund	$36	$130	$240	$562
Small-Cap Blend Index Fund	$36	$123	$224	$519
International Equity Index Fund	$37	$116	$202	$456
Social Choice Equity Fund	$47	$148	$258	$579
Real Estate Securities Fund	$83	$259	$450	$1,002
Managed Allocation Fund	$71	$240	$427	$969
Bond Fund	$58	$183	$318	$714
Bond Plus Fund	$61	$198	$347	$782
Short-Term Bond Fund	$56	$191	$341	$776
High-Yield Fund	$66	$215	$379	$853
Inflation-Linked Bond Fund	$60	$189	$329	$738
Money Market Fund	$40	$125	$219	$493

56 Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

          Investment Management Styles

          Growth Investing. This is a portfolio management style that seeks securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

          Value Investing. This is a portfolio management style that typically seeks securities that:

•	Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what one believes is the issuer’s potential value; and

•	Appear attractive using discounted cash flow models.

          Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that Advisors believes to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARKS AND OTHER INDICES

          The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

          Russell 1000® Growth Index

          This is the benchmark index for the Large-Cap Growth Fund and the Large-Cap Growth Index Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  57

1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2008 the market capitalization of companies in the Russell 1000® Growth Index ranged from $17 million to $423.5 billion, with a mean market capitalization of $58.3 billion and a median market capitalization of $3.3 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          S&P 500® Index

          This is the benchmark index for the Growth & Income Fund and the S&P 500 Index Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology, financial, and other companies of the U.S. markets. The index focuses on the large-cap segment of the market, with 75% coverage (by market capitalization) of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

          MSCI EAFE® Index

          This is the benchmark index for the International Equity Fund and the International Equity Index Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

58  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          Russell 1000® Value Index

          This is the benchmark for the Large-Cap Value Fund and the Large-Cap Value Index Fund. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2008, the market capitalization of companies in the Russell 1000® Value Index ranged from $17 million to $423.5 billion, with a mean market capitalization of $89.5 billion and a median market capitalization of $2.7 billion.

          Russell Midcap® Growth Index

          This is the benchmark for the Mid-Cap Growth Fund and the Mid-Cap Growth Index Fund. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity securities. The Russell Midcap® Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2008, the market capitalization of companies in the Russell Midcap® Growth Index ranged from $17 million to $15.4 billion, with a mean market capitalization of $5.4 billion and a median market capitalization of $2.5 billion.

          Russell Midcap® Value Index

          This is the benchmark for the Mid-Cap Value Fund and the Mid-Cap Value Index Fund. The Russell Midcap® Value Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap® Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2008, the market capitalization of companies in the Russell Midcap® Value Index ranged from $17 million to $13.6 billion, with a mean market capitalization of $5.0 billion and a median market capitalization of $2.3 billion.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  59

          Russell 2000® Index

          This is the benchmark for the Small-Cap Equity Fund and the Small-Cap Blend Index Fund. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2008, the market capitalization of companies in the Russell 2000® Index ranged from $2 million to $3.5 billion, with a mean market capitalization of $846 million and a median market capitalization of $301 million. The Russell Investment Group determines the composition of the index based solely on market capitalization, and can change its composition at any time.

          Russell 3000® Index

          This is the benchmark for the Equity Index Fund and the Social Choice Equity Fund. The Russell 3000® Index represents the 3,000 largest publicly-traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2008, the market capitalization of companies in the Russell 3000® Index ranged from $2 million to $423.5 billion, with a mean market capitalization of $68.4 billion and a median market capitalization of $546 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

          Russell Midcap® Index

          This is the benchmark for the Mid-Cap Blend Index Fund. The Russell Midcap® Index represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. As of December 31, 2008, the market capitalization of companies in the Russell Midcap® Index ranged from $17 million to $15.4 billion, with a mean market capitalization of $5.2 billion and a median market capitalization of $2.4 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

           Russell 2000® Growth Index

          This is the benchmark for the Small-Cap Growth Index Fund. The Russell 2000® Growth Index is a subset of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2008 the market capitalization of companies in the Russell 2000® Growth Index ranged from $6 million to $3.5 billion, with a mean market capitalization of $868 million and a median market capitalization of $301 million. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

60  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          Russell 2000® Value Index

          This is the benchmark for the Small-Cap Value Index Fund. The Russell 2000® Value Index is a subset of the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2008, the market capitalization of companies in the Russell 2000® Value Index ranged from $2 million to $3.5 billion, with a mean market capitalization of $826 million and a median market capitalization of $301 million. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          Real Estate Securities Fund Indices

          Until April 1, 2009, the Dow Jones Wilshire Real Estate Securities Index (“DJWRESI”) will be the benchmark for the Real Estate Securities Fund. The DJWRESI is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The DJWRESI is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the DJWRESI are equity owners and operators of commercial real estate deriving 75% or more of their total revenues from the ownership and operation of real estate assets. Excluded from the DJWRESI are mortgage REITs, net lease REITs, real estate finance companies, home builders, large land owners and subdividers, hybrid REITs, and companies with more than 25% of their assets in direct mortgage investments. A Company in the DJWRESI must have a capitalization of at least $200 million at the time of its inclusion. If a company’s total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

          Effective April 1, 2009, the new index for the Real Estate Securities Fund will be the FTSE NAREIT Equity REITS Index (“NAREIT Index”). The NAREIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded equity REITs as a whole. The constituents of the NAREIT Index are those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property. Constituents of the NAREIT Index must meet FTSE’s standard index methodology including minimum size, liquidity criteria and free float adjustments. Only companies valued at more than $100 million (on the date at which the data for the review are taken) will be included in the index. Securities which have not turned over at least 0.5% of their shares in issue (after the application of investability weightings) per month for ten of the twelve months prior to a full market review are not eligible for inclusion in the index. Existing constituents of the NAREIT Index failing to trade at least 0.5% of their shares in issue (after the application of any investability weightings) per month for more than four of the twelve months prior to the review will be removed. An issuer that has a free float of less than or equal to 15% will be ineligible for inclusion in the index.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  61

          The Real Estate Securities Fund adopted the NAREIT Index as the Fund’s new benchmark for a number of reasons. The NAREIT Index is considered to be a more a comprehensive and actively monitored benchmark, and contains better index constituency disclosure and data availability, than the DJWRESI. In addition, NAREIT is the most widely used benchmark provider among peer funds and is one the largest and most respected advocacy groups in the industry.

         Barclays Capital U.S. Aggregate Bond Index

          This is the benchmark for the Bond Fund and the Bond Plus Fund. The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 9,168 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

         Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)

          This is the benchmark for the Inflation-Linked Bond Fund. The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (formerly known as the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index) measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (“CPI”). To be selected for inclusion in the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

         Barclays Capital 1-5 Year U.S. Government/Credit Index

          This is the benchmark for the Short-Term Bond Fund. The Barclays Capital 1-5 Year U.S. Government/Credit Index (formerly known as the Lehman Brothers U.S. Government/Credit (1-5 year) Index) tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

         Merrill Lynch BB/B Cash Pay Issuer Constrained Index

          This is the benchmark for the High-Yield Fund. The Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of bond securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch, Inc., Moody’s and S&P’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is market weighted, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

62  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          Composite Index for the Managed Allocation Fund

          The Managed Allocation Fund’s benchmark index is a composite index that is made up of three unmanaged benchmark indices. Each of these unmanaged benchmark indices represents the three types of market sectors in which the Fund invests, i.e., domestic equity, international equity and fixed income. The domestic equity market sector is represented by the Russell 3000® Index, the international equity sector is represented by the MSCI EAFE® Index and the fixed-income sector is represented by the Barclays Capital U.S. Aggregate Bond Index. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. Prior to July 1, 2008, the old composite benchmark index of the Fund was created using the benchmarks of the Fund’s underlying funds in the same proportions as the Fund’s allocations to those underlying funds.

ADDITIONAL INVESTMENT STRATEGIES

          The Equity Funds

          The Equity Funds may also invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments for cash management and other purposes. These securities help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities.

          Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Funds may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit a Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as ETFs. The Equity Funds may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Equity Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  63

          The Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Real Estate Securities Fund

          The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above, as well as the investment strategies used by the Fixed-Income Funds that are described below.

          The Fixed-Income Funds

          The Fixed-Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund’s investment objective and restrictions. In addition, the Fixed-Income Funds may invest in other investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, the Funds will bear their proportionate share of expenses charged by these investment companies.

         The Money Market Fund

          The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. The Money Market Fund cannot assure you that it will be able to maintain a stable net asset value of $1.00 per share.

          Please see the SAI for more information on these and other investments the Funds may utilize.

PORTFOLIO HOLDINGS

          A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

64  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

PORTFOLIO TURNOVER

          A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for a Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Equity Funds will have higher portfolio turnover rates than the Index Funds. Also certain trading strategies utilized by the Fixed-Income Funds may increase portfolio turnover. The portfolio turnover rates of the Funds (other than the Money Market Fund) during recent fiscal periods are included below in their Financial Highlights. The Funds are not generally managed to minimize the tax burden for shareholders. The Funds may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Funds’ portfolio turnover rates and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          Each Fund may also offer Institutional or Retail Class shares. However, each Fund does not necessarily offer all three share classes. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so your money will be invested the same way no matter which class of shares you hold. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. Please see the respective prospectuses for each of the classes for more information, including expenses and eligibility requirements. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Funds if you have questions or would like assistance in determining which class is right for you.

MANAGEMENT OF THE FUNDS

THE FUNDS’ INVESTMENT ADVISER

          Advisors manages the assets of the Trust under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  65

(“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2008, Advisors and Investment Management together had approximately $158 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Funds offered in this Prospectus, however, pay the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The fees paid by the Funds to Advisors and its affiliates are intended to compensate these service providers for their services to the Funds and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the Funds.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

          Advisors manages the assets of the Funds described in this Prospectus pursuant to a written investment management agreement with the Trust. The annual investment management fees charged under the management agreement with respect to each Fund are as follows:

INVESTMENT MANAGEMENT FEES

Fund(s)	Assets Under Management (Billions)	Fee Rate (average daily net assets)

International Equity Fund*	$0.0—$1.0	0.50%
Real Estate Securities Fund*	Over $1.0—$2.5	0.48%
	Over $2.5—$4.0	0.46%
	Over $4.0	0.44%
For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.49% and 0.50% for the International Equity Fund and Real Estate Securities Fund, respectively.

Growth & Income Fund*	$0.0—$1.0	0.45%
Large-Cap Value Fund*	Over $1.0—$2.5	0.43%
Large-Cap Growth Fund*	Over $2.5—$4.0	0.41%
	Over $4.0	0.39%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.45% for each of the Growth & Income Fund, Large-Cap Value Fund and Large-Cap Growth Fund.

66  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

		(continued)

Fund(s)	Assets Under Management (Billions)	Fee Rate (average daily net assets)

Mid-Cap Growth Fund*	$0.0—$0.5	0.48%
Mid-Cap Value Fund*	Over $0.5—$0.75	0.46%
Small-Cap Equity Fund*	Over $0.75—$1.00	0.44%
	Over $1.0	0.42%
For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.48%, 0.47% and 0.48% for the Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund, respectively.

Large-Cap Growth Index Fund	All Assets	0.04%
Large-Cap Value Index Fund
Equity Index Fund
S&P 500 Index Fund
Mid-Cap Growth Index Fund
Mid-Cap Value Index Fund
Mid-Cap Blend Index Fund
Small-Cap Growth Index Fund
Small-Cap Value Index Fund
Small-Cap Blend Index Fund
International Equity Index Fund

Social Choice Equity Fund	All Assets	0.15%

Bond Fund*	$0.0—$1.0	0.30%
Inflation-Linked Bond Fund*	Over $1.0—$2.5	0.29%
Bond Plus Fund*	Over $2.5—$4.0	0.28%
	Over $4.0	0.27%
For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.30% for each of the Bond Fund, Inflation-Linked Bond Fund and Bond Plus Fund.

Managed Allocation Fund	All Assets	0.00%

Short-Term Bond Fund*	$0.0—$1.0	0.25%
	Over $1.0—$2.5	0.24%
	Over $2.5—$4.0	0.23%
	Over $4.0	0.22%
For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.25% for the Short-Term Bond Fund.

High-Yield Fund*	$0.0—$1.0	0.35%
	Over $1.0—$2.5	0.34%
	Over $2.5—$4.0	0.33%
	Over $4.0	0.32%
For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.35% for the High-Yield Fund.

Money Market Fund	All Assets	0.10%

*	To understand the impact of these break points, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  67

          A discussion regarding the basis for the Board of Trustees’ most recent approval of each of the Fund’s investment management agreements is available in the Funds’ annual shareholder report for the fiscal year ended September 30, 2008. For a free copy of the Funds’ shareholder reports, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org/mfs or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAMS

          Each Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to each Fund’s investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

GROWTH & INCOME FUND

Susan Kempler Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap core portfolios), Citigroup Asset Management – 1997 to 2005 (portfolio management of domestic large- and mid-cap core portfolios)	2005	1987	2005

William M. Riegel, CFA Managing Director	Portfolio – Risk Management	Advisors, TIAA and its affiliates – April 1, 2008 to Present (Head of Global Equity Investments); 1999 to Present (Head of Global Equity Portfolio Management)	1999	1979	2007

INTERNATIONAL EQUITY FUND

Shigemi (Amy) Hatta Managing Director	Stock Selection	Advisors, TIAA and its its affiliates – 2007 to Present (portfolio management of international large- cap core portfolios), 2002 to 2007 (head of Japan equity research team)	2002	1995	2007

Christopher F. Semenuk Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1993 to Present (portfolio management of international large- cap core portfolios)	1993	1987	1999

68  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

LARGE-CAP GROWTH FUND

Susan Hirsch Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates – 2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2005

LARGE-CAP VALUE FUND

Richard Cutler Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1997 to Present (portfolio management of domestic large-cap value portfolios)	1997	1991	2002

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates - 2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

MID-CAP GROWTH FUND

George (Ted) Scalise, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic mid-cap growth portfolios), Duncan-Hurst Capital Management – 1996 to 2006 (portfolio management of domestic large- and mid-cap growth portfolios)	2006	1995	2006

Susan Hirsch Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates – 2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2007

TIAA-CREF Funds ▪ Retirement Class ▪  Prospectus  69

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

MID-CAP VALUE FUND

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates – 2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

Richard Cutler Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 1997 to Present (portfolio management of domestic large-cap value portfolios)	1997	1991	2002

SMALL-CAP EQUITY FUND

Michael S. Shing, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios), Barclays Global Investors – 1993 to 2004 (Research Officer responsible for Japanese equity strategy and portfolio management of Japanese equity portfolios)	2004	1990	2004

Adam Cao Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic large-cap and small- cap core and value portfolios), Procinea Management – 2005 to 2006 (quantitative market research associate for alternative asset classes), Teachers Advisors, Inc., TIAA and its affiliates – 2004 to 2005 (quantitative equity market research with coverage of domestic and global multi-cap portfolios), Barra – 1996 to 2004 (quantitative equity market research and risk modeling)	2004	1996	2005

70  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

LARGE-CAP GROWTH INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

LARGE-CAP VALUE INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid-, and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

TIAA-CREF Funds ▪ Retirement Class ▪  Prospectus  71

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

EQUITY INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

S&P 500 INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

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Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

MID-CAP GROWTH INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

MID-CAP VALUE INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

TIAA-CREF Funds ▪ Retirement Class ▪  Prospectus  73

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

MID-CAP BLEND INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

SMALL-CAP GROWTH INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

74  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

SMALL-CAP VALUE INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

SMALL-CAP BLEND INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

TIAA-CREF Funds ▪ Retirement Class ▪  Prospectus  75

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

INTERNATIONAL EQUITY INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

SOCIAL CHOICE EQUITY FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

REAL ESTATE SECURITIES FUND

Saira Malik Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2003 to Present (Head of Domestic Equity Research)	2003	1996	2008

76  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

MANAGED ALLOCATION FUND

John M. Cunniff, CFA Managing Director	Asset Allocation (Allocation Strategies)	Advisors, TIAA and its affiliates – 2006 to Present (quantitative portfolio manager); Morgan Stanley Investment Management - 2001 to 2006 (U.S. Research Director (oversight of equity research analysis team for U.S. market segments))	2006	1992	2006

Hans L. Erickson, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1996 to Present (oversight responsibility for all quantitative equity strategies, equity index funds and asset allocation funds)	1996	1988	2006

Pablo Mitchell Associate	Asset Allocation (Daily Portfolio Management)	Advisors, TIAA and its affiliates – 2004 to Present (quantitative portfolio manager; various quantitative equity research responsibilities); Thomson Vestek – 2003 to 2004 (senior quantitative researcher for equity and fixed-income performance analysis and risk modeling)	2004	2002	2006

BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Fixed-Income Security Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

TIAA-CREF Funds ▪ Retirement Class ▪  Prospectus  77

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

BOND PLUS FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Fixed-Income Security Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

SHORT-TERM BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

HIGH-YIELD FUND

Kevin R. Lorenz, CFA Managing Director	Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1987 to Present (Managing Director and former analyst in Private Placements Group (evaluating both investment- grade and high-yield securities in a variety of industries))	1987	1987	2006

INFLATION-LINKED BOND FUND

John M. Cerra Managing Director	Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

MONEY MARKET FUND

Michael F. Ferraro, CFA Director	Fixed-Income Security Selection – Trader/Research	Advisors, TIAA and its affiliates – 1998 to Present (fixed-income credit research and portfolio management)	1998	1974	1999

78  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          The Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

OTHER SERVICES

          The Funds have a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with offering Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of each Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “other expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

DISTRIBUTION ARRANGEMENTS

          Teachers Personal Investors Service, Inc. (“TPIS”) distributes each Fund’s shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Fund. TPIS may seek reimbursement under the distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of the Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Retirement or Institutional Class shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. More information on the distribution arrangements appears in the SAI. Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for administering Retirement Class shares held on their platforms.

CALCULATING SHARE PRICE

          Each Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). The Funds do not price their shares on days that the NYSE is closed. Each Fund’s NAV is computed by calculating the value of the Fund’s assets, less its liabilities, and its NAV per share is computed by

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  79

dividing its NAV allocable to each share class by the number of outstanding shares of that class.

          If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          For Funds other than the Money Market Fund, the Funds generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the Funds. However, fixed-income securities held by the Funds with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Funds will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, the Funds might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before a Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV. Although the Funds fair value portfolio securities on a security-by-security basis, Funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other Funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Funds may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Funds’ fair value pricing procedures provide, among other things, for the Funds to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Funds also examine the

80  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Funds may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          To calculate the Money Market Fund’s NAV per share, the Fund’s portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

          Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often the Funds plan to pay dividends:

Fund	Dividend Paid

Growth & Income Fund	Quarterly
International Equity Fund	Annually
Large-Cap Growth Fund	Annually
Large-Cap Value Fund	Annually
Mid-Cap Growth Fund	Annually
Mid-Cap Value Fund	Annually
Small-Cap Equity Fund	Annually
Large-Cap Growth Index Fund	Annually
Large-Cap Value Index Fund	Annually
Equity Index Fund	Annually
S&P 500 Index Fund	Annually
Mid-Cap Growth Index Fund	Annually
Mid-Cap Value Index Fund	Annually
Mid-Cap Blend Index Fund	Annually

Fund	Dividend Paid

Small-Cap Growth Index Fund	Annually
Small-Cap Value Index Fund	Annually
Small-Cap Blend Index Fund	Annually
International Equity Index Fund	Annually
Social Choice Equity Fund	Annually
Real Estate Securities Fund	Quarterly
Managed Allocation Fund	Quarterly
Bond Fund	Monthly
Bond Plus Fund	Monthly
Short-Term Bond Fund	Monthly
High-Yield Fund	Monthly
Inflation-Linked Bond Fund	Quarterly
Money Market Fund	Monthly

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  81

          The Bond Fund, Bond Plus Fund, Short-Term Bond Fund, High-Yield Fund and Money Market Fund declare dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pay dividends monthly.

          The Funds intend to pay net capital gains, if any, annually.

          Dividends and capital gain distributions paid to Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional Retirement Class shares of the particular Fund. All other Retirement Class shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions are automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions are automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions are automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On each Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

          Shareholders who hold their Retirement Class shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact the variable product issuer or your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in any Fund will be taxed.

82  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from each Fund will be sent to you and the Internal Revenue Service (“IRS”). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  83

          Buying a dividend. If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Special considerations for Inflation-Linked Bond Fund shareholders. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

          Taxes related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with Retirement Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

84  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          Other Tax Matters. Certain investments of the Funds, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING OR EXCHANGING SHARES

          Retirement Class Eligibility

          Retirement Class shares of the Funds are offered through accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF. Retirement Class shares also may be offered through custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code. In addition, Retirement Class shares of the Funds are available for purchase by or through certain intermediaries who have entered into a contract or arrangement with the Funds, or their investment adviser or distributor that enables them to purchase shares on behalf of their clients. Collectively, intermediaries that are unaffiliated with TIAA-CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Funds are referred to as “Eligible Investors” in the rest of this Prospectus.

HOW TO PURCHASE SHARES

          For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Funds by allocating single or ongoing retirement plan contribution amounts made on

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  85

your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Fund or Funds offering Retirement Class shares (see “Allocating Retirement Contributions to a Fund” below). You may also direct the purchase of Retirement Class shares of the Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Funds impose no minimum investment requirement for Retirement Class shares. The Funds also do not currently restrict the frequency of investments made in the Funds by participant accounts, although the Funds reserve the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Funds.

          The Funds have the right to reject your custody application and to refuse to sell additional Retirement Class shares of any Fund to any investor for any reason. The Funds treat all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds may suspend or terminate the offering of Retirement Class shares of one or more Funds to your employer’s plan.

          Allocating Retirement Contributions to a Fund

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Funds by completing an account application or enrollment form (paper or online) and selecting the Funds you wish to invest in and the amounts you wish to contribute to the Funds. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Funds at: 800 914-8922; or

•	writing to the Funds at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

86  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Funds’ Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Funds reserve the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of certain Funds.

          For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will only accept accounts with a U.S. address of record. The Funds will not accept a P.O. Box as the address of record.

          There may be circumstances when the Funds will not accept new investments in one or more of the Funds. The Funds reserve the right to suspend or terminate the offering of shares by one or more Funds at any time without prior notice. The Funds also reserve the right to reject any application or investment or any other specific purchase request.

          The Funds do not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Funds consider all purchase requests to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). The Funds will not accept third-party checks. (The Funds consider any check not made payable directly to TIAA-CREF Funds as a third-party check). The Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  87

Specify on the wire:

•	The TIAA-CREF Funds—Retirement Class;

•	Account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing);

•	The Fund or Funds in which you want to invest, and amount per Fund to be invested

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Fund account has been opened, shareholders do not have to send the Funds an application again.

Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Funds must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed not in “good order” (see below) and the Funds will return these investments.

•

If you invest in the Retirement Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If the Funds do not receive good funds through wire transfer, they will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Funds’ Market Timing/ Excessive Trading Policy (see below).

88  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Funds, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

HOW TO REDEEM SHARES

          For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange. Certain redemptions of shares of the International Equity Fund, Small-Cap Equity Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund, International Equity Index Fund and High-Yield Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Funds at: 800 914-8922; or

•	write to the Funds at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Funds reinvest redemption proceeds (minus any applicable Redemption Fee) in (1) Retirement Class shares of other Funds available under your plan, or (2) shares of other

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  89

mutual funds available under your plan. Redemptions are effected as of the day that the Funds’ transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter (minus any applicable Redemption Fee). If a redemption is requested after a recent purchase of Retirement Class shares by check, the Funds may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Funds will send the proceeds (minus any applicable Redemption Fee) by check to the address, or by wire to the bank account, of record. If you want to send the redemption proceeds elsewhere, you must instruct the Funds by letter and may be requested to supply a Medallion Signature Guarantee for each shareholder.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time. Certain redemptions of shares of the International Equity Fund, Small-Cap Equity Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund, International Equity Index Fund and High-Yield Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below).

          If your shares are held through an Eligible Investor, such as a plan or intermediary, contact the Eligible Investor for redemption requests and applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Usually, the Funds send redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor on the next business day after the Funds receive a redemption request in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

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          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Funds generally send redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Funds generally will require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Funds can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

HOW TO EXCHANGE SHARES

          For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          Exchanges involving shares of the International Equity Fund, Small-Cap Equity Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund, International Equity Index Fund and High-Yield Fund held less than 60 calendar days may be subject to the Redemption Fee (see below).

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of a Fund for Retirement Class shares of another fund available under the plan. An “exchange” means:

•	a sale of Retirement Class shares of one Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another Fund or other fund for your account;

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  91

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of a Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, a TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Funds at: 800 914-8922; or

•	writing to the Funds at: TIAA-CREF, P.O. Box 1259, Charlotte, N.C. 28201.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

          For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in a Fund for Retirement Class shares of any other Fund or Retirement Class shares of any other series of the Trust at any time, subject to the limitations described in the Funds’ Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another fund.) Exchanges involving shares of the International Equity Fund, Small-Cap Equity Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund, International Equity Index Fund and High-Yield Fund held less than 60 calendar days may be subject to the Redemption Fee (see below).

92  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event.

          The Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor, like a plan or intermediary, should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or cancelled.

          Make sure you understand the investment objective of the Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES—APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the same Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of a Fund generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain Eligible Investors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

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          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class and you hold your shares through a TIAA-CREF administered account, you may place an order for a share conversion by calling 800 223-1200. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Advisors have any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Eligible Investors, such as intermediaries or plan sponsors, may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through an intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern

94  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

Time), the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Fund shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size. While there is currently no minimum account size for Retirement Class shares, the Funds reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

          Taxpayer Identification Number. Each Eligible Investor must provide its taxpayer identification number (which, for most individuals, is your Social Security number) to the Funds and indicate whether or not it is subject to back-up withholding. If an Eligible Investor does not furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

          Changing Your Address—Eligible Investors Only. To change the address on an Eligible Investor account, please send the Funds a written notification.

          Medallion Signature Guarantee—Eligible Investors Only. For some transaction requests (for example, when redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a letter of instruction with a Medallion Signature Guarantee from each owner of record of an account. This requirement is designed to protect shareholders and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of United States stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Funds directly.

          Transferring Shares—Eligible Investors Only. Eligible Investors may transfer ownership of their shares to another person or organization that also qualifies to own Retirement Class shares or may change the name on their account by sending the Funds written instructions. Generally, each registered owner of the account must sign the request and provide a Medallion Signature Guarantee. When the name on an account is changed, shares in that account are transferred to a new account.

          Limitations—Eligible Investors Only. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  95

withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

          Customer Complaints—Eligible Investors Only. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Ave., New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

          TIAA-CREF Web Center and Telephone Transactions. The Funds are not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Funds also tape record telephone instructions and provide written confirmations of such instructions. The Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

MARKET TIMING/EXCESSIVE TRADING POLICY—APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, the Funds may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of a Fund, subsequently purchases or exchanges any monies back into that same Fund and then redeems or exchanges any monies out of that same Fund, the shareholder will not be permitted to transfer back into that same Fund through a purchase or exchange for 90 calendar days. The International Equity Fund, Small-Cap Equity Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund, International Equity Index Fund and High-Yield Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in these Funds and to discourage short-term trading of Fund shares. See the section entitled “Redemption Or Exchange Fee” for additional information on the Redemption Fee.

96  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

          The Funds’ market timing policies and procedures will not be applied to the Money Market Fund or Short-Term Bond Fund or to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds’ management. The Funds’ management may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Fund’s efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Funds’ portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Funds’ NAVs, thereby minimizing any potential stale price arbitrage.

          The Funds seek to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Funds may agree to defer to an intermediary’s market timing policy if the Funds’ management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Funds have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Fund’s market timing policies.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

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          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in a Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

REDEMPTION OR EXCHANGE FEE

          As explained under “Fees and Expenses” the International Equity Fund, Small-Cap Equity Fund, Small-Cap Growth Index Fund, Small-Cap Value Index Fund, Small-Cap Blend Index Fund, International Equity Index Fund and High-Yield Fund charge a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

          The Redemption Fee applies to all investors in these Funds, regardless of whether they purchase shares of these Funds through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to these Funds to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in these Funds and to discourage short-term trading of Fund shares.

          In determining whether the Redemption Fee is applicable to a particular redemption, these Funds will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in these Funds by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

          These Funds will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund’s management. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management.

          The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for each of these Funds

98  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to when the it determines that imposition of the Redemption Fee is not necessary to protect the Fund from the effects of short-term trading. In addition, these Funds reserve the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Funds will notify you prior to the effective date of the change.

          If shares of these Funds are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with these Funds will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from each Fund’s method of doing so.

          The Board of Trustees may authorize the imposition of the Redemption Fee from time to time on other Funds, subject to notifying shareholders prior to the effective date of the Fee.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

          The Russell 1000® Index, Russell 2000® Index, Russell 3000® Index, Russell 1000® Growth Index, Russell 1000® Value Index, Russell Midcap® Growth Index and Russell Midcap® Value Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

          The Social Choice Equity Fund is not promoted, sponsored or endorsed by, or in any way affiliated with KLD Research and Analytics, Inc. KLD Research and Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, completeness or otherwise. KLD Research and Analytics, Inc.’s publication of its indices in no way suggests or

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  99

implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which its indices are based. KLD Research and Analytics, Inc. makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with request to its indices or any data or any security (or combination thereof) included therein.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally- recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

100  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for each of the periods presented in the four-year period ended September 30, 2008. Their report appears in the Trust’s Annual Report, which is available without charge upon request. Information reported for fiscal periods before 2005 was audited by the Funds’ former independent registered public accounting firm.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  101

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.33	$8.66	$9.05	$8.12	$7.36

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.17	0.14	0.18	0.12
Net realized and unrealized gain (loss) on total investments	(1.91)	2.06	0.76	0.93	0.76

Total gain (loss) from investment operations	(1.76)	2.23	0.90	1.11	0.88

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.15)	(0.18)	(0.12)
Net realized gains	(0.24)	(0.39)	(1.14)	—	—

Total distributions	(0.41)	(0.56)	(1.29)	(0.18)	(0.12)

Net asset value, end of period	$8.16	$10.33	$8.66	$9.05	$8.12

TOTAL RETURN	(17.64)%	26.84%	10.87%	13.70%	11.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$218,710	$105,476	$97,494	$141,199	$625,503
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50%	0.55%	0.42%	0.15%	0.14%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.33%	0.13%	0.13%	0.15%	0.14%
Ratio of net investment income to average net assets	1.59%	1.81%	1.58%	2.04%	1.46%
Portfolio turnover rate	132%	84%	133%	223%	77%

102  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.44	$8.76	$9.12	$8.16	$7.39

Gain (loss) from investment operations:
Net investment income (a)	0.13	0.15	0.12	0.13	0.10
Net realized and unrealized gain (loss) on total investments	(1.93)	2.08	0.77	0.95	0.75

Total gain (loss) from investment operations	(1.80)	2.23	0.89	1.08	0.85

Less distributions from:
Net investment income	(0.15)	(0.16)	(0.11)	(0.12)	(0.08)
Net realized gains	(0.24)	(0.39)	(1.14)	—	—

Total distributions	(0.39)	(0.55)	(1.25)	(0.12)	(0.08)

Net asset value, end of period	$8.25	$10.44	$8.76	$9.12	$8.16

TOTAL RETURN	(17.82)%	26.44%	10.62%	13.32%	11.47%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$259,942	$204,746	$86,918	$58,731	$35,874
Ratio of expenses to average net assets before expense waiver and reimbursement	0.75%	0.81%	0.74%	0.46%	0.53%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.54%	0.38%	0.40%	0.46%	0.44%
Ratio of net investment income to average net assets	1.36%	1.52%	1.36%	1.43%	1.17%
Portfolio turnover rate	132%	84%	133%	223%	77%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  103

FINANCIAL HIGHLIGHTS	(continued)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.36	$10.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.18	0.08
Net realized and unrealized gain (loss) on total investments	(2.30)	2.47	0.24

Total gain (loss) from investment operations	(2.14)	2.65	0.32

Less distributions from:
Net investment income	(0.15)	(0.17)	(0.05)
Net realized gains	(0.24)	(0.39)	—

Total distributions	(0.39)	(0.56)	(0.05)

Net asset value, end of period	$9.83	$12.36	$10.27

TOTAL RETURN	(17.78)%	26.67%	3.22	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$506,760	$635,012	$2,632
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	1.00%	4.10	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.46%	0.24%	0.43	%(c)
Ratio of net investment income to average net assets	1.43%	1.58%	1.55	%(c)
Portfolio turnover rate	132%	84%	133%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

104  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.98	$13.45	$12.17	$10.29	$8.56

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.20	0.19	0.21	0.20
Net realized and unrealized gain (loss) on total investments	(4.67)	3.49	2.15	2.43	1.69

Total gain (loss) from investment operations	(4.41)	3.69	2.34	2.64	1.89

Less distributions from:
Net investment income	(0.15)	(0.22)	(0.22)	(0.20)	(0.16)
Net realized gains	(1.74)	(1.94)	(0.84)	(0.56)	—

Total distributions	(1.89)	(2.16)	(1.06)	(0.76)	(0.16)

Net asset value, end of period	$8.68	$14.98	$13.45	$12.17	$10.29

TOTAL RETURN	(33.50)%	30.49%	20.60%	26.45%	22.17%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$606,528	$807,072	$649,747	$668,009	$528,959
Ratio of expenses to average net assets before expense waiver and reimbursement	0.54%	0.58%	0.45%	0.21%	0.20%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.54%	0.58%	0.45%	0.21%	0.20%
Ratio of net investment income to average net assets	2.20%	1.47%	1.48%	1.89%	1.98%
Portfolio turnover rate	204%	179%	164%	147%	151%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  105

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.32	$13.72	$12.41	$10.49	$8.65

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.19	0.16	0.19	0.17
Net realized and unrealized gain (loss) on total investments	(4.79)	3.54	2.13	2.40	1.69

Total gain (loss) from investment operations	(4.54)	3.73	2.29	2.59	1.86

Less distributions from:
Net investment income	(0.14)	(0.19)	(0.14)	(0.11)	(0.02)
Net realized gains	(1.74)	(1.94)	(0.84)	(0.56)	—

Total distributions	(1.88)	(2.13)	(0.98)	(0.67)	(0.02)

Net asset value, end of period	$8.90	$15.32	$13.72	$12.41	$10.49

TOTAL RETURN	(33.64)%	30.16%	19.68%	25.34%	21.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,159,940	$1,216,121	$519,870	$231,867	$77,400
Ratio of expenses to average net assets before expense waiver and reimbursement	0.79%	0.84%	0.76%	0.56%	0.58%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.79%	0.80%	0.74%	0.56%	0.55%
Ratio of net investment income to average net assets	2.08%	1.36%	1.27%	1.67%	1.63%
Portfolio turnover rate	204%	179%	164%	147%	151%

106  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.29	$10.63	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.17	0.22	0.05
Net realized and unrealized gain (loss) on total investments	(3.35)	2.59	0.58

Total gain (loss) from investment operations	(3.18)	2.81	0.63

Less distributions from:
Net investment income	(0.15)	(0.21)	—
Net realized gains	(1.74)	(1.94)	—

Total distributions	(1.89)	(2.15)	—

Net asset value, end of period	$6.22	$11.29	$10.63

TOTAL RETURN	(33.62)%	30.34%	6.30	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$316,827	$526,418	$13,943
Ratio of expenses to average net assets before expense waiver and reimbursement	0.89%	0.95%	1.36	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.69%	0.75%	0.80	%(c)
Ratio of net investment income to average net assets	1.95%	2.02%	0.94	%(c)
Portfolio turnover rate	204%	179%	164%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  107

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.04	$9.68	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.08	0.10	0.05
Net realized and unrealized gain (loss) on total investments	(2.47)	2.31	(0.37)

Total gain (loss) from investment operations	(2.39)	2.41	(0.32)

Less distributions from:
Net investment income	(0.08)	(0.05)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.69)	(0.05)	—

Net asset value, end of period	$8.96	$12.04	$9.68

TOTAL RETURN	(21.14)%	24.97%	(3.20	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$127,255	$169,352	$12,465
Ratio of expenses to average net assets before expense waiver and reimbursement	0.54%	0.65%	1.97	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.31%	0.13%	0.13	%(c)
Ratio of net investment income to average net assets	0.77%	0.95%	0.97	%(c)
Portfolio turnover rate	192%	189%	81%

108  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.00	$9.67	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.05	0.18	0.03
Net realized and unrealized gain (loss) on total investments	(2.47)	2.19	(0.36)

Total gain (loss) from investment operations	(2.42)	2.37	(0.33)

Less distributions from:
Net investment income	(0.07)	(0.04)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.68)	(0.04)	—

Net asset value, end of period	$8.90	$12.00	$9.67

TOTAL RETURN	(21.45)%	24.67%	(3.30	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$31,406	$28,308	$2,145
Ratio of expenses to average net assets before expense waiver and reimbursement	0.78%	0.94%	6.76	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.57%	0.38%	0.38	%(c)
Ratio of net investment income to average net assets	0.50%	1.67%	0.69	%(c)
Portfolio turnover rate	192%	189%	81%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  109

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.02	$9.67	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.09	0.03
Net realized and unrealized gain (loss) on total investments	(2.48)	2.31	(0.36)

Total gain (loss) from investment operations	(2.42)	2.40	(0.33)

Less distributions from:
Net investment income	(0.06)	(0.05)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.67)	(0.05)	—

Net asset value, end of period	$8.93	$12.02	$9.67

TOTAL RETURN	(21.40)%	24.89%	(3.30	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$344,298	$439,678	$2,196
Ratio of expenses to average net assets before expense waiver and reimbursement	1.01%	1.22%	5.35	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.52%	0.21%	0.43	%(c)
Ratio of net investment income to average net assets	0.55%	0.82%	0.61	%(c)
Portfolio turnover rate	192%	189%	81%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

110  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$17.02	$15.73	$14.41	$13.40	$11.59

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.30	0.27	0.30	0.28
Net realized and unrealized gain (loss) on total investments	(4.58)	2.10	1.75	1.92	2.22

Total gain (loss) from investment operations	(4.30)	2.40	2.02	2.22	2.50

Less distributions from:
Net investment income	(0.25)	(0.26)	(0.22)	(0.23)	(0.14)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.16)	(1.11)	(0.70)	(1.21)	(0.69)

Net asset value, end of period	$11.56	$17.02	$15.73	$14.41	$13.40

TOTAL RETURN	(26.78)%	15.71%	14.47%	16.73%	21.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$401,478	$487,144	$215,614	$216,512	$31,289
Ratio of expenses to average net assets before expense waiver and reimbursement	0.49%	0.52%	0.38%	0.14%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.49%	0.50%	0.38%	0.14%	0.14%
Ratio of net investment income to average net assets	2.03%	1.78%	1.84%	2.11%	2.20%
Portfolio turnover rate	151%	136%	115%	113%	154%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  111

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.96	$15.68	$14.43	$13.41	$11.55

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.26	0.23	0.26	0.24
Net realized and unrealized gain (loss) on total investments	(4.57)	2.10	1.75	1.90	2.23

Total gain (loss) from investment operations	(4.32)	2.36	1.98	2.16	2.47

Less distributions from:
Net investment income	(0.22)	(0.23)	(0.25)	(0.16)	(0.06)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.13)	(1.08)	(0.73)	(1.14)	(0.61)

Net asset value, end of period	$11.51	$16.96	$15.68	$14.43	$13.41

TOTAL RETURN	(26.99)%	15.51%	14.21%	16.23%	21.59%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500,288	$500,511	$257,287	$159,064	$69,314
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.75%	0.68%	0.48%	0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.74%	0.73%	0.67%	0.48%	0.48%
Ratio of net investment income to average net assets	1.78%	1.55%	1.54%	1.82%	1.87%
Portfolio turnover rate	151%	136%	115%	113%	154%

112   Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.60	$15.36	$14.17	$13.25	$11.52

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.28	0.25	0.26	0.24
Net realized and unrealized gain (loss) on total investments	(4.45)	2.06	1.71	1.88	2.21

Total gain (loss) from investment operations	(4.20)	2.34	1.96	2.14	2.45

Less distributions from:
Net investment income	(0.23)	(0.25)	(0.29)	(0.24)	(0.17)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.14)	(1.10)	(0.77)	(1.22)	(0.72)

Net asset value, end of period	$11.26	$16.60	$15.36	$14.17	$13.25

TOTAL RETURN	(26.87)%	15.70%	14.35%	16.35%	21.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$74,487	$115,149	$198,739	$170,748	$137,166
Ratio of expenses to average net assets before expense waiver and reimbursement	0.77%	0.71%	0.53%	0.44%	0.49%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.64%	0.55%	0.53%	0.44%	0.44%
Ratio of net investment income to average net assets	1.85%	1.72%	1.69%	1.87%	1.89%
Portfolio turnover rate	151%	136%	115%	113%	154%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  113

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.33	$17.01	$17.01	$14.30	$13.02

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.03	0.06	0.06	0.05
Net realized and unrealized gain (loss) on total investments	(4.65)	4.20	0.41	3.33	1.76

Total gain (loss) from investment operations	(4.59)	4.23	0.47	3.39	1.81

Less distributions from:
Net investment income	(0.04)	(0.05)	(0.02)	(0.01)	(0.03)
Net realized gains	(1.40)	(0.86)	(0.45)	(0.67)	(0.50)

Total distributions	(1.44)	(0.91)	(0.47)	(0.68)	(0.53)

Net asset value, end of period	$14.30	$20.33	$17.01	$17.01	$14.30

TOTAL RETURN	(24.33)%	25.76%	2.72%	24.12%	13.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$53,843	$51,145	$34,088	$20,808	$3,684
Ratio of expenses to average net assets before expense waiver and reimbursement	0.55%	0.59%	0.50%	0.15%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.55%	0.55%	0.43%	0.15%	0.14%
Ratio of net investment income to average net assets	0.31%	0.18%	0.36%	0.39%	0.32%
Portfolio turnover rate	111%	127%	147%	115%	148%

114   Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07		9/30/06		9/30/05		9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.12	$16.84		$16.88		$14.23		$12.97

Gain (loss) from investment operations:
Net investment income (a)	0.01	(0.00	)(b)	0.02		0.01		0.00 (b)
Net realized and unrealized gain (loss) on total investments	(4.60)	4.16		0.39		3.31		1.76

Total gain (loss) from investment operations	(4.59)	4.16		0.41		3.32		1.76

Less distributions from:
Net investment income	(0.01)	(0.02)		(0.00	)(b)	(0.00	)(b)	—
Net realized gains	(1.40)	(0.86)		(0.45)		(0.67)		(0.50)

Total distributions	(1.41)	(0.88)		(0.45)		(0.67)		(0.50)

Net asset value, end of period	$14.12	$20.12		$16.84		$16.88		$14.23

TOTAL RETURN	(24.56)%	25.54%		2.42%		23.72%		13.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$348,993	$313,908		$164,771		$131,943		$74,600
Ratio of expenses to average net assets before expense waiver and reimbursement	0.80%	0.84%		0.72%		0.48%		0.54%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.80%	0.78%		0.69%		0.48%		0.48%
Ratio of net investment income to average net assets	0.06%	(0.05)%		0.13%		0.06%		(0.01)%
Portfolio turnover rate	111%	127%		147%		115%		148%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  115

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05		9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.14	$16.85	$16.89	$14.23		$12.98

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.00 (b)	0.02	0.01		0.00	(b)
Net realized and unrealized gain (loss) on total investments	(4.61)	4.17	0.40	3.32		1.75

Total gain (loss) from investment operations	(4.58)	4.17	0.42	3.33		1.75

Less distributions from:
Net investment income	(0.01)	(0.02)	(0.01)	(0.00	)(b)	(0.00	)(b)
Net realized gains	(1.40)	(0.86)	(0.45)	(0.67)		(0.50)

Total distributions	(1.41)	(0.88)	(0.46)	(0.67)		(0.50)

Net asset value, end of period	$14.15	$20.14	$16.85	$16.89		$14.23

TOTAL RETURN	(24.46)%	25.66%	2.37%	23.80%		13.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$62,390	$84,847	$68,416	$62,481		$48,508
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	0.90%	0.68%	0.44%		0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.69%	0.70%	0.68%	0.44%		0.44%
Ratio of net investment income to average net assets	0.17%	0.03%	0.13%	0.09%		0.02%
Portfolio turnover rate	111%	127%	147%	115%		148%

(a)	Based on average shares outstanding.

(b)	Amount represents less than $0.01 per share.

116   Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.34	$18.59	$17.57	$14.44	$12.02

Gain (loss) from investment operations:
Net investment income (a)	0.30	0.35	0.26	0.30	0.26
Net realized and unrealized gain (loss) on total investments	(4.54)	3.33	1.87	3.62	2.74

Total gain (loss) from investment operations	(4.24)	3.68	2.13	3.92	3.00

Less distributions from:
Net investment income	(0.26)	(0.31)	(0.23)	(0.22)	(0.13)
Net realized gains	(1.06)	(1.62)	(0.88)	(0.57)	(0.45)

Total distributions	(1.32)	(1.93)	(1.11)	(0.79)	(0.58)

Net asset value, end of period	$14.78	$20.34	$18.59	$17.57	$14.44

TOTAL RETURN	(22.03)%	21.03%	12.68%	27.63%	25.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$127,218	$58,763	$38,173	$25,868	$8,042
Ratio of expenses to average net assets before expense waiver and reimbursement	0.51%	0.53%	0.47%	0.15%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.51%	0.53%	0.43%	0.15%	0.14%
Ratio of net investment income to average net assets	1.74%	1.76%	1.46%	1.82%	1.88%
Portfolio turnover rate	41%	90%	131%	110%	173%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus   117

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.23	$18.51	$17.52	$14.38	$11.95

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.29	0.21	0.25	0.21
Net realized and unrealized gain (loss) on total investments	(4.53)	3.32	1.87	3.60	2.73

Total gain (loss) from investment operations	(4.27)	3.61	2.08	3.85	2.94

Less distributions from:
Net investment income	(0.21)	(0.27)	(0.21)	(0.14)	(0.06)
Net realized gains	(1.06)	(1.62)	(0.88)	(0.57)	(0.45)

Total distributions	(1.27)	(1.89)	(1.09)	(0.71)	(0.51)

Net asset value, end of period	$14.69	$20.23	$18.51	$17.52	$14.38

TOTAL RETURN	(22.25)%	20.70%	12.42%	27.20%	24.82%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$683,125	$600,104	$318,024	$266,360	$92,268
Ratio of expenses to average net assets before expense waiver and reimbursement	0.76%	0.78%	0.69%	0.48%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.76%	0.78%	0.68%	0.48%	0.48%
Ratio of net investment income to average net assets	1.52%	1.47%	1.20%	1.50%	1.54%
Portfolio turnover rate	41%	90%	131%	110%	173%

118  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.04	$18.34	$17.36	$14.27	$11.97

Gain (loss) from investment operations:
Net investment income (a)	0.29	0.32	0.22	0.25	0.22
Net realized and unrealized gain (loss) on total investments	(4.49)	3.29	1.85	3.57	2.71

Total gain (loss) from investment operations	(4.20)	3.61	2.07	3.82	2.93

Less distributions from:
Net investment income	(0.23)	(0.29)	(0.22)	(0.16)	(0.18)
Net realized gains	(1.06)	(1.62)	(0.87)	(0.57)	(0.45)

Total distributions	(1.29)	(1.91)	(1.09)	(0.73)	(0.63)

Net asset value, end of period	$14.55	$20.04	$18.34	$17.36	$14.27

TOTAL RETURN	(22.09)%	20.87%	12.51%	27.23%	24.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$152,818	$198,698	$125,871	$95,608	$40,706
Ratio of expenses to average net assets before expense waiver and reimbursement	0.79%	0.79%	0.63%	0.44%	0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.62%	0.63%	0.63%	0.44%	0.44%
Ratio of net investment income to average net assets	1.69%	1.65%	1.25%	1.53%	1.58%
Portfolio turnover rate	41%	90%	131%	110%	173%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  119

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.43	$15.91	$15.84	$14.29	$12.68

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.19	0.10	0.17	0.14
Net realized and unrealized gain (loss) on total investments	(2.36)	0.99	1.41	2.20	2.48

Total gain (loss) from investment operations	(2.24)	1.18	1.51	2.37	2.62

Less distributions from:
Net investment income	(0.15)	(0.11)	(0.11)	(0.12)	(0.08)
Net realized gains	(0.92)	(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.07)	(1.66)	(1.44)	(0.82)	(1.01)

Net asset value, end of period	$12.12	$15.43	$15.91	$15.84	$14.29	(c)

TOTAL RETURN	(15.23)%	7.43%	10.15%	16.69%	20.98	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$190,667	$181,032	$115,273	$116,652	$45,429
Ratio of expenses to average net assets before expense waiver and reimbursement	0.53%	0.57%	0.43%	0.15%	0.20%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.53%	0.55%	0.41%	0.15%	0.14%
Ratio of net investment income to average net assets	0.91%	1.16%	0.66%	1.11%	1.03%
Portfolio turnover rate	114%	127%	264%	273%	295%

120  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.23	$15.73	$15.71	$14.20	$12.62

Gain (loss) from investment operations:
Net investment income (a)	0.09	0.15	0.06	0.12	0.09
Net realized and unrealized gain (loss) on total investments	(2.34)	0.98	1.40	2.19	2.46

Total gain (loss) from investment operations	(2.25)	1.13	1.46	2.31	2.55

Less distributions from:
Net investment income	(0.11)	(0.08)	(0.11)	(0.10)	(0.04)
Net realized gains	(0.92)	(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.03)	(1.63)	(1.44)	(0.80)	(0.97)

Net asset value, end of period	$11.95	$15.23	$15.73	$15.71	$14.20	(c)

TOTAL RETURN	(15.39)%	7.15%	9.90%	16.35%	20.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$285,643	$267,273	$216,828	$170,413	$116,445
Ratio of expenses to average net assets before expense waiver and reimbursement	0.78%	0.81%	0.72%	0.48%	0.54%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.78%	0.78%	0.69%	0.48%	0.48%
Ratio of net investment income to average net assets	0.66%	0.92%	0.39%	0.78%	0.68%
Portfolio turnover rate	114%	127%	264%	273%	295%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  121

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.18	$15.66	$15.65	$14.15	$12.64

Gain (loss) from investment operations:
Net investment income (a)	0.09	0.15	0.07	0.14	0.12
Net realized and unrealized gain (loss) on total investments	(2.33)	1.01	1.39	2.19	2.45

Total gain (loss) from investment operations	(2.24)	1.16	1.46	2.33	2.57

Less distributions from:
Net investment income	(0.11)	(0.09)	(0.12)	(0.13)	(0.13)
Net realized gains	(0.92)	(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.03)	(1.64)	(1.45)	(0.83)	(1.06)

Net asset value, end of period	$11.91	$15.18	$15.66	$15.65	$14.15	(c)

TOTAL RETURN	(15.37)%	7.39%	9.97%	16.55%	20.70	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$50,731	$68,843	$85,719	$71,400	$61,937
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	0.86%	0.61%	0.32%	0.38%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.72%	0.69%	0.61%	0.30%	0.30%
Ratio of net investment income to average net assets	0.71%	0.95%	0.48%	0.97%	0.87%
Portfolio turnover rate	114%	127%	264%	273%	295%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

122  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$13.78	$11.84	$11.33	$10.48	$11.63

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.14	0.13	0.12	0.11
Net realized and unrealized gain (loss) on total investments	(3.00)	2.09	0.54	1.07	0.80

Total gain (loss) from investment operations	(2.84)	2.23	0.67	1.19	0.91

Less distributions from:
Net investment income	(0.14)	(0.28)	(0.09)	(0.15)	(0.21)
Net realized gains	(0.08)	(0.01)	(0.07)	(0.19)	(1.85)

Total distributions	(0.22)	(0.29)	(0.16)	(0.34)	(2.06)

Net asset value, end of year	$10.72	$13.78	$11.84	$11.33	$10.48

TOTAL RETURN	(20.96)%	19.15%	5.94%	11.41%	7.35%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$263,714	$272,610	$552,918	$464,761	$35,800
Ratio of expenses to average net assets before expense waiver and reimbursement	0.10%	0.12%	0.08%	0.08%	0.11%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	1.23%	1.10%	1.14%	1.08%	0.97%
Portfolio turnover rate	28%	53%	40%	61%	19%

TIAA-CREF Funds ▪ Retirement Class ▪  Prospectus  123

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$13.86	$11.91	$11.47	$10.56	$11.60

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.12	0.10	0.12	0.05
Net realized and unrealized gain (loss) on total investments	(3.01)	2.10	0.53	1.04	0.82

Total gain (loss) from investment operations	(2.89)	2.22	0.63	1.16	0.87

Less distributions from:
Net investment income	(0.11)	(0.26)	(0.12)	(0.06)	(0.06)
Net realized gains	(0.08)	(0.01)	(0.07)	(0.19)	(1.85)

Total distributions	(0.19)	(0.27)	(0.19)	(0.25)	(1.91)

Net asset value, end of year	$10.78	$13.86	$11.91	$11.47	$10.56

TOTAL RETURN	(21.13)%	18.91%	5.53%	11.04%	7.03%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$98,784	$87,924	$42,719	$22,402	$18,405
Ratio of expenses to average net assets before expense waiver and reimbursement	0.35%	0.38%	0.43%	0.43%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.33%	0.36%	0.43%	0.42%
Ratio of net investment income to average net assets	0.98%	0.93%	0.86%	1.04%	0.46%
Portfolio turnover rate	28%	53%	40%	61%	19%

(a)	Based on average shares outstanding.

124  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$16.89	$15.93	$14.50	$13.05	$11.41

Gain (loss) from investment operations:
Net investment income (a)	0.40	0.41	0.36	0.34	0.29
Net realized and unrealized gain (loss) on total investments	(4.22)	1.80	1.68	1.77	1.99

Total gain (loss) from investment operations	(3.82)	2.21	2.04	2.11	2.28

Less distributions from:
Net investment income	(0.38)	(0.59)	(0.29)	(0.27)	(0.31)
Net realized gains	(0.52)	(0.66)	(0.32)	(0.39)	(0.33)

Total distributions	(0.90)	(1.25)	(0.61)	(0.66)	(0.64)

Net asset value, end of year	$12.17	$16.89	$15.93	$14.50	$13.05

TOTAL RETURN	(23.58)%	14.36%	14.54%	16.50%	20.25%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$319,533	$363,498	$518,223	$433,383	$142,252
Ratio of expenses to average net assets before expense waiver and reimbursement	0.09%	0.11%	0.08%	0.08%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.09%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	2.83%	2.48%	2.45%	2.42%	2.34%
Portfolio turnover rate	33%	60%	49%	65%	44%

TIAA-CREF Funds ▪ Retirement Class ▪  Prospectus  125

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$17.06	$16.09	$14.52	$13.07	$11.38

Gain (loss) from investment operations:
Net investment income (a)	0.37	0.38	0.32	0.29	0.25
Net realized and unrealized gain (loss) on total investments	(4.26)	1.82	1.68	1.79	1.98

Total gain (loss) from investment operations	(3.89)	2.20	2.00	2.08	2.23

Less distributions from:
Net investment income	(0.35)	(0.57)	(0.11)	(0.24)	(0.21)
Net realized gains	(0.52)	(0.66)	(0.32)	(0.39)	(0.33)

Total distributions	(0.87)	(1.23)	(0.43)	(0.63)	(0.54)

Net asset value, end of year	$12.30	$17.06	$16.09	$14.52	$13.07

TOTAL RETURN	(23.77)%	14.17%	14.14%	16.18%	19.82%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$115,840	$101,949	$37,069	$778	$200
Ratio of expenses to average net assets before expense waiver and reimbursement	0.34%	0.32%	0.51%	0.44%	0.97%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.30%	0.35%	0.44%	0.44%
Ratio of net investment income to average net assets	2.58%	2.26%	2.10%	2.07%	1.99%
Portfolio turnover rate	33%	60%	49%	65%	44%

(a)	Based on average shares outstanding.

126  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.46	$10.09	$9.97	$8.85	$8.07

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.20	0.17	0.18	0.15
Net realized and unrealized gain (loss) on total investments	(2.59)	1.44	0.78	1.09	0.99

Total gain (loss) from investment operations	(2.39)	1.64	0.95	1.27	1.14

Less distributions from:
Net investment income	(0.18)	(0.17)	(0.17)	(0.15)	(0.29)
Net realized gains	(0.19)	(0.10)	(0.66)	—	(0.07)

Total distributions	(0.37)	(0.27)	(0.83)	(0.15)	(0.36)

Net asset value, end of period	$8.70	$11.46	$10.09	$9.97	$8.85

TOTAL RETURN	(21.43)%	16.49%	10.08%	14.40%	14.17%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$697,104	$844,429	$633,027	$606,341	$766,707
Ratio of expenses to average net assets before expense waiver and reimbursement	0.07%	0.09%	0.08%	0.09%	0.08%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.07%	0.08%	0.08%	0.09%	0.08%
Ratio of net investment income to average net assets	2.02%	1.79%	1.74%	1.94%	1.67%
Portfolio turnover rate	9%	16%	32%	24%	26%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  127

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.62	$10.24	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.18	0.17	0.07
Net realized and unrealized gain (loss) on total investments	(2.64)	1.48	0.17

Total gain (loss) from investment operations	(2.46)	1.65	0.24

Less distributions from:
Net investment income	(0.16)	(0.17)	—
Net realized gains	(0.19)	(0.10)	—

Total distributions	(0.35)	(0.27)	—

Net asset value, end of period	$8.81	$11.62	$10.24

TOTAL RETURN	(21.71)%	16.29%	2.40	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$13,487	$9,479	$1,909
Ratio of expenses to average net assets before expense waiver and reimbursement	0.33%	0.36%	4.07	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.33%	0.33%	0.34	%(c)
Ratio of net investment income to average net assets	1.77%	1.54%	1.39	%(c)
Portfolio turnover rate	9%	16%	32%

128  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.63	$10.25	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.19	0.18	0.08
Net realized and unrealized gain (loss) on total investments	(2.63)	1.47	0.17

Total gain (loss) from investment operations	(2.44)	1.65	0.25

Less distributions from:
Net investment income	(0.17)	(0.17)	—
Net realized gains	(0.19)	(0.10)	—

Total distributions	(0.36)	(0.27)	—

Net asset value, end of period	$8.83	$11.63	$10.25

TOTAL RETURN	(21.53)%	16.30%	2.50	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$335,624	$440,181	$7,115
Ratio of expenses to average net assets before expense waiver and reimbursement	0.39%	0.43%	1.49	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.19%	0.22%	0.24	%(c)
Ratio of net investment income to average net assets	1.89%	1.62%	1.53	%(c)
Portfolio turnover rate	9%	16%	32%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  129

FINANCIAL HIGHLIGHTS	(continued)

S&P 500 INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$17.54	$15.36	$14.08	$12.92	$11.52

Gain (loss) from investment operations:
Net investment income (a)	0.33	0.31	0.27	0.26	0.21
Net realized and unrealized gain (loss) on total investments	(4.09)	2.17	1.22	1.31	1.36

Total gain (loss) from investment operations	(3.76)	2.48	1.49	1.57	1.57

Less distributions from:
Net investment income	(0.31)	(0.27)	(0.18)	(0.21)	(0.17)
Net realized gains	(0.13)	(0.03)	(0.03)	(0.20)	—

Total distributions	(0.44)	(0.30)	(0.21)	(0.41)	(0.17)

Net asset value, end of period	$13.34	$17.54	$15.36	$14.08	$12.92

TOTAL RETURN	(21.93)%	16.35%	10.70%	12.20%	13.63%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$851,272	$942,556	$783,876	$526,899	$167,621
Ratio of expenses to average net assets before expense waiver and reimbursement	0.06%	0.07%	0.07%	0.08%	0.11%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.06%	0.07%	0.07%	0.08%	0.08%
Ratio of net investment income to average net assets	2.12%	1.88%	1.86%	1.92%	1.68%
Portfolio turnover rate	14%	18%	25%	38%	21%

130  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

S&P 500 INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$17.45	$15.29	$14.08	$12.95	$11.48

Gain (loss) from investment operations:
Net investment income (a)	0.29	0.27	0.23	0.22	0.17
Net realized and unrealized gain (loss) on total investments	(4.07)	2.16	1.22	1.29	1.36

Total gain (loss) from investment operations	(3.78)	2.43	1.45	1.51	1.53

Less distributions from:
Net investment income	(0.27)	(0.24)	(0.21)	(0.18)	(0.06)
Net realized gains	(0.13)	(0.03)	(0.03)	(0.20)	—

Total distributions	(0.40)	(0.27)	(0.24)	(0.38)	(0.06)

Net asset value, end of period	$13.27	$17.45	$15.29	$14.08	$12.95

TOTAL RETURN	(22.11)%	16.05%	10.39%	11.69%	13.29%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$223,973	$231,854	$149,408	$98,508	$54,914
Ratio of expenses to average net assets before expense waiver and reimbursement	0.31%	0.32%	0.37%	0.44%	0.48%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.31%	0.32%	0.37%	0.44%	0.44%
Ratio of net investment income to average net assets	1.87%	1.63%	1.56%	1.65%	1.31%
Portfolio turnover rate	14%	18%	25%	38%	21%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  131

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.26	$14.30	$14.36	$12.85	$12.94

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.13	0.12	0.07	0.06
Net realized and unrealized gain (loss) on total investments	(3.88)	2.73	0.85	2.81	1.67

Total gain (loss) from investment operations	(3.73)	2.86	0.97	2.88	1.73

Less distributions from:
Net investment income	(0.13)	(0.10)	(0.08)	(0.06)	(0.06)
Net realized gains	(0.91)	(0.80)	(0.95)	(1.31)	(1.76)

Total distributions	(1.04)	(0.90)	(1.03)	(1.37)	(1.82)

Net asset value, end of period	$11.49	$16.26	$14.30	$14.36	$12.85

TOTAL RETURN	(24.41)%	20.88%	6.88%	23.36%	13.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$47,091	$48,316	$36,255	$29,431	$23,893
Ratio of expenses to average net assets before expense waiver and reimbursement	0.32%	0.48%	0.41%	0.09%	0.11%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.09%	0.08%
Ratio of net investment income to average net assets	1.05%	0.86%	0.84%	0.55%	0.46%
Portfolio turnover rate	60%	70%	72%	42%	32%

132  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.16	$14.25	$14.29	$12.83	$12.91

Gain (loss) from investment operations:
Net investment income (a)	0.11	0.10	0.08	0.03	0.01
Net realized and unrealized gain (loss) on total investments	(3.85)	2.71	0.85	2.79	1.68

Total gain (loss) from investment operations	(3.74)	2.81	0.93	2.82	1.69

Less distributions from:
Net investment income	(0.09)	(0.10)	(0.02)	(0.05)	(0.01)
Net realized gains	(0.91)	(0.80)	(0.95)	(1.31)	(1.76)

Total distributions	(1.00)	(0.90)	(0.97)	(1.36)	(1.77)

Net asset value, end of period	$11.42	$16.16	$14.25	$14.29	$12.83

TOTAL RETURN	(24.55)%	20.55%	6.60%	22.86%	13.15%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$27,615	$24,565	$10,121	$445	$344
Ratio of expenses to average net assets before expense waiver and reimbursement	0.57%	0.75%	0.94%	0.45%	0.73%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.33%	0.35%	0.45%	0.44%
Ratio of net investment income to average net assets	0.81%	0.63%	0.54%	0.19%	0.10%
Portfolio turnover rate	60%	70%	72%	42%	32%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  133

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$17.40	$16.20	$16.55	$14.23	$11.83

Gain (loss) from investment operations:
Net investment income (a)	0.38	0.37	0.33	0.33	0.29
Net realized and unrealized gain (loss) on total investments	(3.71)	1.79	1.47	3.24	2.66

Total gain (loss) from investment operations	(3.33)	2.16	1.80	3.57	2.95

Less distributions from:
Net investment income	(0.36)	(0.20)	(0.31)	(0.30)	(0.26)
Net realized gains	(1.05)	(0.76)	(1.84)	(0.95)	(0.29)

Total distributions	(1.41)	(0.96)	(2.15)	(1.25)	(0.55)

Net asset value, end of year	$12.66	$17.40	$16.20	$16.55	$14.23

TOTAL RETURN	(20.38)%	13.68%	12.10%	26.14%	25.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$128,777	$126,598	$59,187	$47,420	$37,010
Ratio of expenses to average net assets before expense waiver and reimbursement	0.16%	0.22%	0.29%	0.08%	0.09%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	2.59%	2.13%	2.11%	2.17%	2.16%
Portfolio turnover rate	47%	58%	76%	43%	23%

134  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$17.60	$16.40	$16.52	$14.20	$11.80

Gain (loss) from investment operations:
Net investment income (a)	0.34	0.33	0.28	0.28	0.24
Net realized and unrealized gain (loss) on total investments	(3.75)	1.82	1.49	3.25	2.65

Total gain (loss) from investment operations	(3.41)	2.15	1.77	3.53	2.89

Less distributions from:
Net investment income	(0.32)	(0.19)	(0.05)	(0.26)	(0.20)
Net realized gains	(1.05)	(0.76)	(1.84)	(0.95)	(0.29)

Total distributions	(1.37)	(0.95)	(1.89)	(1.21)	(0.49)

Net asset value, end of year	$12.82	$17.60	$16.40	$16.52	$14.20

TOTAL RETURN	(20.60)%	13.41%	11.77%	25.80%	24.92%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$79,985	$59,559	$20,433	$289	$200
Ratio of expenses to average net assets before expense waiver and reimbursement	0.40%	0.46%	0.71%	0.44%	1.00%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.33%	0.35%	0.44%	0.44%
Ratio of net investment income to average net assets	2.34%	1.87%	1.79%	1.81%	1.81%
Portfolio turnover rate	47%	58%	76%	43%	23%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  135

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP BLEND INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$19.23	$17.22	$16.85	$14.34	$12.36

Gain (loss) from investment operations:
Net investment income (a)	0.27	0.28	0.25	0.23	0.20
Net realized and unrealized gain (loss) on total investments	(4.36)	2.68	1.26	3.26	2.29

Total gain (loss) from investment operations	(4.09)	2.96	1.51	3.49	2.49

Less distributions from:
Net investment income	(0.25)	(0.21)	(0.22)	(0.21)	(0.17)
Net realized gains	(0.70)	(0.74)	(0.92)	(0.77)	(0.34)

Total distributions	(0.95)	(0.95)	(1.14)	(0.98)	(0.51)

Net asset value, end of year	$14.19	$19.23	$17.22	$16.85	$14.34

TOTAL RETURN	(22.20)%	17.70%	9.34%	25.01%	20.39%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$89,638	$111,763	$79,185	$64,696	$49,707
Ratio of expenses to average net assets before expense waiver and reimbursement	0.17%	0.23%	0.27%	0.08%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	1.63%	1.49%	1.48%	1.48%	1.47%
Portfolio turnover rate	29%	53%	69%	40%	19%

136  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP BLEND INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$19.36	$17.35	$16.90	$14.35	$12.33

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.23	0.20	0.18	0.16
Net realized and unrealized gain (loss) on total investments	(4.39)	2.71	1.27	3.27	2.28

Total gain (loss) from investment operations	(4.16)	2.94	1.47	3.45	2.44

Less distributions from:
Net investment income	(0.22)	(0.19)	(0.10)	(0.13)	(0.08)
Net realized gains	(0.70)	(0.74)	(0.92)	(0.77)	(0.34)

Total distributions	(0.92)	(0.93)	(1.02)	(0.90)	(0.42)

Net asset value, end of year	$14.28	$19.36	$17.35	$16.90	$14.35

TOTAL RETURN	(22.40)%	17.44%	9.03%	24.62%	19.94%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$90,949	$84,301	$29,584	$6,338	$563
Ratio of expenses to average net assets before expense waiver and reimbursement	0.42%	0.48%	0.59%	0.44%	0.66%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.33%	0.36%	0.44%	0.44%
Ratio of net investment income to average net assets	1.37%	1.22%	1.17%	1.15%	1.13%
Portfolio turnover rate	29%	53%	69%	40%	19%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  137

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.70	$14.42	$14.56	$13.91	$13.16

Gain (loss) from investment operations:
Net investment income (a)	0.14	0.12	0.06	0.07	0.06
Net realized and unrealized gain (loss) on total investments	(2.65)	2.47	0.74	2.36	1.51

Total gain (loss) from investment operations	(2.51)	2.59	0.80	2.43	1.57

Less distributions from:
Net investment income	(0.12)	(0.06)	(0.06)	(0.04)	(0.08)
Net realized gains	(0.76)	(1.25)	(0.88)	(1.74)	(0.74)

Total distributions	(0.88)	(1.31)	(0.94)	(1.78)	(0.82)

Redemption fees	0.01	—	—	—	—

Net asset value, end of period	$12.32	$15.70	$14.42	$14.56	$13.91

TOTAL RETURN	(16.66)%	18.92%	5.66%	17.73%	11.84%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$83,331	$99,933	$80,122	$76,610	$65,446
Ratio of expenses to average net assets before expense waiver and reimbursement	0.24%	0.30%	0.22%	0.10%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	0.99%	0.79%	0.43%	0.49%	0.41%
Portfolio turnover rate	56%	64%	102%	70%	45%

138  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP GROWTH INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.76	$15.34	$15.31	$14.54	$13.13

Gain (loss) from investment operations:
Net investment income (a)	0.11	0.09	0.02	0.03	0.01
Net realized and unrealized gain (loss) on total investments	(2.82)	2.62	0.91	2.52	2.17

Total gain (loss) from investment operations	(2.71)	2.71	0.93	2.55	2.18

Less distributions from:
Net investment income	(0.10)	(0.04)	(0.02)	(0.04)	(0.03)
Net realized gains	(0.76)	(1.25)	(0.88)	(1.74)	(0.74)

Total distributions	(0.86)	(1.29)	(0.90)	(1.78)	(0.77)

Redemption fees	0.01	—	—	—	—

Net asset value, end of period	$13.20	$16.76	$15.34	$15.31	$14.54

TOTAL RETURN	(16.82)%	18.60%	6.13%	17.67%	16.86	%(e)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$57,087	$34,733	$17,974	$1,652	$279
Ratio of expenses to average net assets before expense waiver and reimbursement	0.48%	0.57%	0.62%	0.45%	0.67%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.33%	0.35%	0.45%	0.44%
Ratio of net investment income to average net assets	0.76%	0.58%	0.15%	0.18%	0.04%
Portfolio turnover rate	56%	64%	102%	70%	45%

(a)	Based on average shares outstanding.

(e)	The Small-Cap Growth Index Fund Retirement Class benefited from a shareholder processing transaction during the year ended September 30, 2004.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  139

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$13.87	$14.45	$14.36	$14.03	$12.14

Gain (loss) from investment operations:
Net investment income (a)	0.27	0.30	0.25	0.25	0.23
Net realized and unrealized gain (loss) on total investments	(1.87)	0.61	1.54	2.15	2.81

Total gain (loss) from investment operations	(1.60)	0.91	1.79	2.40	3.04

Less distributions from:
Net investment income	(0.28)	(0.22)	(0.21)	(0.23)	(0.23)
Net realized gains	(0.90)	(1.27)	(1.49)	(1.84)	(0.92)

Total distributions	(1.18)	(1.49)	(1.70)	(2.07)	(1.15)

Net asset value, end of period	$11.09	$13.87	$14.45	$14.36	$14.03

TOTAL RETURN	(11.82)%	6.14%	13.79%	17.62%	25.63%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$103,900	$97,502	$79,190	$71,779	$63,358
Ratio of expenses to average net assets before expense waiver and reimbursement	0.21%	0.26%	0.22%	0.08%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	2.36%	2.04%	1.76%	1.80%	1.71%
Portfolio turnover rate	44%	53%	74%	60%	42%

140  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP VALUE INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.06	$14.64	$14.45	$14.00	$12.11

Gain (loss) from investment operations:
Net investment income (a)	0.24	0.27	0.22	0.20	0.18
Net realized and unrealized gain (loss) on total investments	(1.89)	0.63	1.57	2.17	2.80

Total gain (loss) from investment operations	(1.65)	0.90	1.79	2.37	2.98

Less distributions from:
Net investment income	(0.26)	(0.21)	(0.11)	(0.08)	(0.17)
Net realized gains	(0.90)	(1.27)	(1.49)	(1.84)	(0.92)

Total distributions	(1.16)	(1.48)	(1.60)	(1.92)	(1.09)

Net asset value, end of period	$11.25	$14.06	$14.64	$14.45	$14.00

TOTAL RETURN	(12.08)%	5.97%	13.58%	17.39%	25.18%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$77,691	$55,253	$26,014	$1,933	$237
Ratio of expenses to average net assets before expense waiver and reimbursement	0.45%	0.52%	0.64%	0.44%	0.91%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.33%	0.35%	0.44%	0.44%
Ratio of net investment income to average net assets	2.05%	1.82%	1.58%	1.42%	1.32%
Portfolio turnover rate	44%	53%	74%	60%	42%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  141

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP BLEND INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.94	$15.54	$15.68	$14.33	$12.62

Gain (loss) from investment operations:
Net investment income (a)	0.22	0.23	0.17	0.18	0.15
Net realized and unrealized gain (loss) on total investments	(2.39)	1.63	1.26	2.32	2.19

Total gain (loss) from investment operations	(2.17)	1.86	1.43	2.50	2.34

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.14)	(0.14)	(0.14)
Net realized gains	(0.65)	(1.26)	(1.43)	(1.01)	(0.49)

Total distributions	(0.86)	(1.46)	(1.57)	(1.15)	(0.63)

Net asset value, end of period	$12.91	$15.94	$15.54	$15.68	$14.33

TOTAL RETURN	(14.07)%	12.32%	9.80%	17.74%	18.66%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$147,458	$179,670	$181,852	$156,344	$129,263
Ratio of expenses to average net assets before expense waiver and reimbursement	0.16%	0.22%	0.15%	0.08%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.10%	0.08%	0.08%	0.08%	0.08%
Ratio of net investment income to average net assets	1.62%	1.41%	1.10%	1.22%	1.08%
Portfolio turnover rate	36%	69%	71%	63%	24%

142  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP BLEND INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.98	$15.58	$15.65	$14.32	$12.59

Gain (loss) from investment operations:
Net investment income (a)	0.18	0.20	0.13	0.13	0.10
Net realized and unrealized gain (loss) on total investments	(2.40)	1.64	1.27	2.33	2.19

Total gain (loss) from investment operations	(2.22)	1.84	1.40	2.46	2.29

Less distributions from:
Net investment income	(0.18)	(0.18)	(0.04)	(0.12)	(0.07)
Net realized gains	(0.65)	(1.26)	(1.43)	(1.01)	(0.49)

Total distributions	(0.83)	(1.44)	(1.47)	(1.13)	(0.56)

Net asset value, end of period	$12.93	$15.98	$15.58	$15.65	$14.32

TOTAL RETURN	(14.34)%	12.15%	9.51%	17.43%	18.26%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$69,134	$54,334	$28,500	$409	$330
Ratio of expenses to average net assets before expense waiver and reimbursement	0.41%	0.48%	0.58%	0.44%	0.77%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.33%	0.34%	0.44%	0.44%
Ratio of net investment income to average net assets	1.33%	1.23%	0.88%	0.86%	0.71%
Portfolio turnover rate	36%	0.69%	71%	63%	24%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  143

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY INDEX FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$23.51	$19.33	$16.64	$13.70	$11.54

Gain (loss) from investment operations:
Net investment income (a)	0.72	0.55	0.47	0.41	0.31
Net realized and unrealized gain (loss) on total investments	(7.40)	4.20	2.64	3.05	2.21

Total gain (loss) from investment operations	(6.68)	4.75	3.11	3.46	2.52

Less distributions from:
Net investment income	(0.52)	(0.42)	(0.27)	(0.33)	(0.31)
Net realized gains	(0.23)	(0.15)	(0.15)	(0.19)	(0.05)

Total distributions	(0.75)	(0.57)	(0.42)	(0.52)	(0.36)

Redemption fees	0.01	—	—	—	—

Net asset value, end of period	$16.09	$23.51	$19.33	$16.64	$13.70

TOTAL RETURN	(29.23)%	25.01%	19.02%	25.63%	22.06%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$411,451	$496,975	$359,561	$237,853	$75,568
Ratio of expenses to average net assets before expense waiver and reimbursement	0.11%	0.16%	0.17%	0.16%	0.15%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.11%	0.15%	0.15%	0.16%	0.15%
Ratio of net investment income to average net assets	3.51%	2.54%	2.58%	2.67%	2.34%
Portfolio turnover rate	45%	46%	43%	32%	7%

144  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY INDEX FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$23.87	$19.64	$16.76	$13.67	$11.51

Gain (loss) from investment operations:
Net investment income (a)	0.70	0.56	0.48	0.27	0.27
Net realized and unrealized gain (loss) on total investments	(7.54)	4.22	2.63	3.12	2.20

Total gain (loss) from investment operations	(6.84)	4.78	3.11	3.39	2.47

Less distributions from:
Net investment income	(0.49)	(0.40)	(0.08)	(0.11)	(0.26)
Net realized gains	(0.23)	(0.15)	(0.15)	(0.19)	(0.05)

Total distributions	(0.72)	(0.55)	(0.23)	(0.30)	(0.31)

Redemption fees	0.01	—	—	—	—

Net asset value, end of period	$16.32	$23.87	$19.64	$16.76	$13.67

TOTAL RETURN	(29.44)%	24.75%	18.72%	25.04%	21.68%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$414,882	$297,164	$82,537	$1,247	$789
Ratio of expenses to average net assets before expense waiver and reimbursement	0.35%	0.42%	0.47%	0.50%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.34%	0.41%	0.50%	0.50%
Ratio of net investment income to average net assets	3.39%	2.51%	2.56%	1.78%	2.02%
Portfolio turnover rate	45%	46%	43%	32%	7%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  145

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06		9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.25	$10.97	$10.13		$8.96	$7.96

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.20	0.18		0.18	0.14
Net realized and unrealized gain (loss) on total investments	(2.46)	1.38	0.80		1.16	0.99

Total gain (loss) from investment operations	(2.26)	1.58	0.98		1.34	1.13

Less distributions from:
Net investment income	(0.15)	(0.18)	(0.14)		(0.13)	(0.13)
Net realized gains	(0.12)	(0.12)	(0.00	)(e)	(0.04)	—

Total distributions	(0.27)	(0.30)	(0.14)		(0.17)	(0.13)

Net asset value, end of period	$9.72	$12.25	$10.97		$10.13	$8.96

TOTAL RETURN	(18.81)%	14.65%	9.77%		15.03%	14.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$165,991	$186,561	$129,712		$114,491	$82,778
Ratio of expenses to average net assets before expense waiver and reimbursement	0.21%	0.23%	0.19%		0.10%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.21%	0.20%	0.17%		0.10%	0.08%
Ratio of net investment income to average net assets	1.82%	1.66%	1.69%		1.87%	1.54%
Portfolio turnover rate	15%	30%	18%		17%	7%

146  Prospectus ▪  TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06		9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.37	$11.08	$10.23		$9.08	$8.01

Gain (loss) from investment operations:
Net investment income (a)	0.17	0.17	0.15		0.14	0.10
Net realized and unrealized gain (loss) on total investments	(2.48)	1.40	0.81		1.17	1.00

Total gain (loss) from investment operations	(2.31)	1.57	0.96		1.31	1.10

Less distributions from:
Net investment income	(0.13)	(0.16)	(0.11)		(0.12)	(0.03)
Net realized gains	(0.12)	(0.12)	(0.00	)(e)	(0.04)	—

Total distributions	(0.25)	(0.28)	(0.11)		(0.16)	(0.03)

Net asset value, end of period	$9.81	$12.37	$11.08		$10.23	$9.08

TOTAL RETURN	(19.02)%	14.36%	9.45%		14.41%	13.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$294,803	$145,444	$79,640		$50,855	$28,870
Ratio of expenses to average net assets before expense waiver and reimbursement	0.45%	0.48%	0.50%		0.44%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.45%	0.45%	0.45%		0.44%	0.44%
Ratio of net investment income to average net assets	1.57%	1.43%	1.41%		1.46%	1.15%
Portfolio turnover rate	15%	30%	18%		17%	7%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus   147

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.35	$10.18	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.18	0.18	0.10
Net realized and unrealized gain (loss) on total investments	(2.27)	1.29	0.08

Total gain (loss) from investment operations	(2.09)	1.47	0.18

Less distributions from:
Net investment income	(0.15)	(0.18)	—
Net realized gains	(0.12)	(0.12)	—

Total distributions	(0.27)	(0.30)	—

Net asset value, end of period	$8.99	$11.35	$10.18

TOTAL RETURN	(18.81)%	14.67%	1.80	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,123	$173,911	$21,019
Ratio of expenses to average net assets before expense waiver and reimbursement	0.49%	0.51%	0.99	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.28%	0.21%	0.40	%(c)
Ratio of net investment income to average net assets	1.75%	1.63%	1.95	%(c)
Portfolio turnover rate	15%	30%	18%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

148  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.65	$15.34	$14.46	$13.50	$12.32

Gain (loss) from investment operations:
Net investment income (a)	0.27	0.22	0.34	0.52	0.53
Net realized and unrealized gain (loss) on total investments	(2.24)	0.47	2.69	2.47	2.48

Total gain (loss) from investment operations	(1.97)	0.69	3.03	2.99	3.01

Less distributions from:
Net investment income	(0.39)	(0.48)	(0.57)	(0.57)	(0.49)
Net realized gains	(1.62)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.16)	—	—	—	—

Total distributions	(2.17)	(1.38)	(2.15)	(2.03)	(1.83)

Net asset value, end of period	$10.51	$14.65	$15.34	$14.46	$13.50

TOTAL RETURN	(13.54)%	4.26%	23.49%	22.87%	26.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$242,867	$252,164	$218,442	$240,806	$156,193
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.58%	0.42%	0.17%	0.16%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.55%	0.42%	0.17%	0.15%
Ratio of net investment income to average net assets	2.38%	1.39%	2.40%	3.66%	4.12%
Portfolio turnover rate	94%	116%	174%	244%	349%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus    149

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.00	$15.66	$14.66	$13.62	$12.40

Gain (loss) from investment operations:
Net investment income (a)	0.24	0.19	0.31	0.48	0.50
Net realized and unrealized gain (loss) on total investments	(2.28)	0.49	2.76	2.53	2.49

Total gain (loss) from investment operations	(2.04)	0.68	3.07	3.01	2.99

Less distributions from:
Net investment income	(0.37)	(0.44)	(0.49)	(0.51)	(0.43)
Net realized gains	(1.62)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.16)	—	—	—	—

Total distributions	(2.15)	(1.34)	(2.07)	(1.97)	(1.77)

Net asset value, end of period	$10.81	$15.00	$15.66	$14.66	$13.62

TOTAL RETURN	(13.76)%	4.11%	23.45%	22.86%	25.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$172,078	$191,671	$197,157	$150,382	$69,980
Ratio of expenses to average net assets before expense waiver and reimbursement	0.81%	0.84%	0.71%	0.48%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.81%	0.80%	0.70%	0.48%	0.47%
Ratio of net investment income to average net assets	2.05%	1.18%	2.14%	3.36%	3.88%
Portfolio turnover rate	94%	116%	174%	244%	349%

150  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.59	$15.27	$14.35	$13.37	$12.22

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.21	0.31	0.47	0.49
Net realized and unrealized gain (loss) on total investments	(2.28)	0.47	2.70	2.48	2.45

Total gain (loss) from investment operations	(1.97)	0.68	3.01	2.95	2.94

Less distributions from:
Net investment income	(0.38)	(0.46)	(0.51)	(0.51)	(0.45)
Net realized gains	(1.60)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.18)	—	—	—	—

Total distributions	(2.16)	(1.36)	(2.09)	(1.97)	(1.79)

Net asset value, end of period	$10.46	$14.59	$15.27	$14.35	$13.37

TOTAL RETURN	(13.66)%	4.26%	23.50%	22.89%	25.84%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$118,076	$174,936	$189,084	$160,218	$107,695
Ratio of expenses to average net assets before expense waiver and reimbursement	0.85%	0.83%	0.62%	0.46%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.70%	0.65%	0.62%	0.46%	0.45%
Ratio of net investment income to average net assets	2.68%	1.32%	2.21%	3.37%	3.87%
Portfolio turnover rate	94%	116%	174%	244%	349%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  151

FINANCIAL HIGHLIGHTS	(continued)

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.03	$10.11	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.33	0.33	0.11
Net realized and unrealized gain (loss) on total investments	(2.16)	1.12	0.11

Total gain (loss) from investment operations	(1.83)	1.45	0.22

Less distributions from:
Net investment income	(0.33)	(0.53)	(0.11)
Net realized gains	(0.01)	—	—

Total distributions	(0.34)	(0.53)	(0.11)

Net asset value, end of period	$8.86	$11.03	$10.11

TOTAL RETURN	(16.92)%	14.68%	2.25	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,832	$4,718	$2,046
Ratio of expenses to average net assets before expense waiver and reimbursement (e)	0.07%	0.12%	1.50	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement (e)	0.00%	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	3.28%	3.12%	2.26	%(c)
Portfolio turnover rate	26%	13%	8%

152  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08		9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.03		$10.13	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.29		0.35	0.11
Net realized and unrealized gain (loss) on total investments	(2.14)		1.06	0.11

Total gain (loss) from investment operations	(1.85)		1.41	0.22

Less distributions from:
Net investment income	(0.31)		(0.51)	(0.09)
Net realized gains	(0.01)		—	—

Total distributions	(0.32)		(0.51)	(0.09)

Net asset value, end of period	$8.86		$11.03	$10.13

TOTAL RETURN	(17.10	) %	14.27%	2.17	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$13,678		$16,570	$8,358
Ratio of expenses to average net assets before expense waiver and reimbursement (e)	0.31%		0.37%	1.59	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement (e)	0.24%		0.25%	0.25	%(c)
Ratio of net investment income to average net assets	2.84%		3.26%	2.14	%(c)
Portfolio turnover rate	26%		13%	8%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  153

FINANCIAL HIGHLIGHTS	(continued)

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.05	$10.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.22	0.13
Net realized and unrealized gain (loss) on total investments	(2.15)	1.21	0.10

Total gain (loss) from investment operations	(1.83)	1.43	0.23

Less distributions from:
Net investment income	(0.33)	(0.54)	(0.07)
Net realized gains	(0.01)	—	—

Total distributions	(0.34)	(0.54)	(0.07)

Net asset value, end of period	$8.88	$11.05	$10.16

TOTAL RETURN	(16.89)%	14.47%	2.36	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$489,340	$620,616	$7,505
Ratio of expenses to average net assets before expense waiver and reimbursement (e)	0.37%	0.45%	1.38	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement (e)	0.00%	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	3.16%	1.99%	2.56	%(c)
Portfolio turnover rate	26%	13%	8%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	The Fund’s expenses do not include the expenses of the underlying Funds.

154  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.94	$9.97	$10.10	$10.29	$10.81

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.49	0.47	0.42	0.41
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.03)	(0.13)	(0.14)	(0.06)

Total gain (loss) from investment operations	0.22	0.46	0.34	0.28	0.35

Less distributions from:
Net investment income	(0.48)	(0.49)	(0.47)	(0.42)	(0.42)
Net realized gains	—	—	—	(0.04)	(0.45)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.48)	(0.49)	(0.47)	(0.47)	(0.87)

Net asset value, end of period	$9.68	$9.94	$9.97	$10.10	$10.29

TOTAL RETURN	2.06%	4.74%	3.46%	2.86%	3.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,883,323	$1,615,363	$1,709,874	$1,455,931	$931,386
Ratio of expenses to average net assets before expense waiver and reimbursement	0.32%	0.32%	0.25%	0.14%	0.14%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.32%	0.32%	0.25%	0.14%	0.14%
Ratio of net investment income to average net assets	4.79%	4.91%	4.71%	4.10%	3.94%
Portfolio turnover rate	113%	189%	183%	274%	90%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  155

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.10	$10.13	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.46	0.47	0.24
Net realized and unrealized gain (loss) on total investments	(0.27)	(0.03)	0.11

Total gain (loss) from investment operations	0.19	0.44	0.35

Less distributions from:
Net investment income	(0.45)	(0.47)	(0.22)
Net realized gains	—	—	—

Total distributions	(0.45)	(0.47)	(0.22)

Net asset value, end of period	$9.84	$10.10	$10.13

TOTAL RETURN	1.87%	4.43%	3.52	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,760	$8,302	$1,270
Ratio of expenses to average net assets before expense waiver and reimbursement	0.57%	0.59%	7.70	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.57%	0.59%	0.55	%(c)
Ratio of net investment income to average net assets	4.56%	4.69%	4.69	%(c)
Portfolio turnover rate	113%	189%	183%

156  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.09	$10.11	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.49	0.23
Net realized and unrealized gain (loss) on total investments	(0.27)	(0.03)	0.11

Total gain (loss) from investment operations	0.21	0.46	0.34

Less distributions from:
Net investment income	(0.47)	(0.48)	(0.23)
Net realized gains	—	—	—

Total distributions	(0.47)	(0.48)	(0.23)

Net asset value, end of period	$9.83	$10.09	$10.11

TOTAL RETURN	2.08%	4.68%	3.42	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$21,166	$7,078	$1,006
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.60%	7.52	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.39%	0.42%	0.60	%(c)
Ratio of net investment income to average net assets	4.73%	4.87%	4.63	%(c)
Portfolio turnover rate	113%	189%	183%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  157

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.00	$10.10		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.51	0.51		0.26
Net realized and unrealized gain (loss) on total investments	(0.62)	(0.10)		0.10

Total gain (loss) from investment operations	(0.11)	0.41		0.36

Less distributions from:
Net investment income	(0.51)	(0.51)		(0.26)
Net realized gains	—	(0.00	) (e)	—

Total distributions	(0.51)	(0.51)		(0.26)

Net asset value, end of period	$9.38	$10.00		$10.10

TOTAL RETURN	(1.18)%	4.16%		3.62	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$245,035	$282,159		$57,393
Ratio of expenses to average net assets before expense waiver and reimbursement	0.38%	0.42%		0.62	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.35%		0.35	%(c)
Ratio of net investment income to average net assets	5.17%	5.12%		5.15	%(c)
Portfolio turnover rate	92%	137%		92%

158   Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.02	$10.12		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.49	0.49		0.25
Net realized and unrealized gain (loss) on total investments	(0.63)	(0.09)		0.10

Total gain (loss) from investment operations	(0.14)	0.40		0.35

Less distributions from:
Net investment income	(0.49)	(0.50)		(0.23)
Net realized gains	—	(0.00	) (e)	—

Total distributions	(0.49)	(0.50)		(0.23)

Net asset value, end of period	$9.39	$10.02		$10.12

TOTAL RETURN	(1.49)%	4.01%		3.54	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$9,913	$8,830		$2,474
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%	0.72%		4.86	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.61%	0.55%		0.55	%(c)
Ratio of net investment income to average net assets	4.95%	4.92%		5.03	%(c)
Portfolio turnover rate	92%	137%		92%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  159

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.02	$10.12		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.50	0.50		0.25
Net realized and unrealized gain (loss) on total investments	(0.61)	(0.10)		0.10

Total gain (loss) from investment operations	(0.11)	0.40		0.35

Less distributions from:
Net investment income	(0.51)	(0.50)		(0.23)
Net realized gains	—	(0.00	) (e)	—

Total distributions	(0.51)	(0.50)		(0.23)

Net asset value, end of period	$9.40	$10.02		$10.12

TOTAL RETURN	(1.26)%	4.09%		3.55	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$241,183	$264,897		$2,581
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.77%		3.73	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%	0.41%		0.50	%(c)
Ratio of net investment income to average net assets	5.09%	5.07%		5.06	%(c)
Portfolio turnover rate	92%	137%		92%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

160   Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.04	$10.04		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.45	0.48		0.24
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.00	) (e)	0.04

Total gain (loss) from investment operations	0.19	0.48		0.28

Less distributions from:
Net investment income	(0.45)	(0.48)		(0.24)
Net realized gains	—	(0.00	) (e)	—

Total distributions	(0.45)	(0.48)		(0.24)

Net asset value, end of period	$9.78	$10.04		$10.04

TOTAL RETURN	1.88%	4.87%		2.83	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$135,936	$163,035		$56,867
Ratio of expenses to average net assets before expense waiver and reimbursement	0.37%	0.40%		0.55	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.31%	0.30%		0.30	%(c)
Ratio of net investment income to average net assets	4.46%	4.76%		4.87	%(c)
Portfolio turnover rate	102%	82%		83%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  161

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.05	$10.06		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.42	0.46		0.24
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.00	)(e)	0.03

Total gain (loss) from investment operations	0.16	0.46		0.27

Less distributions from:
Net investment income	(0.43)	(0.47)		(0.21)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.43)	(0.47)		(0.21)

Net asset value, end of period	$9.78	$10.05		$10.06

TOTAL RETURN	1.56%	4.63%		2.75	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$19,752	$12,785		$2,473
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%	0.67%		4.50	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.50%		0.50	%(c)
Ratio of net investment income to average net assets	4.23%	4.58%		4.76	%(c)
Portfolio turnover rate	102%	82%		83%

162  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.05	$10.05		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.44	0.47		0.24
Net realized and unrealized gain (loss) on total investments	(0.27)	0.01		0.03

Total gain (loss) from investment operations	0.17	0.48		0.27

Less distributions from:
Net investment income	(0.44)	(0.48)		(0.22)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.44)	(0.48)		(0.22)

Net asset value, end of period	$9.78	$10.05		$10.05

TOTAL RETURN	1.71%	4.86%		2.75	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$104,084	$101,059		$3,331
Ratio of expenses to average net assets before expense waiver and reimbursement	0.67%	0.76%		2.88	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38%	0.34%		0.45	%(c)
Ratio of net investment income to average net assets	4.40%	4.69%		4.82	%(c)
Portfolio turnover rate	102%	82%		83%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus   163

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.94	$9.92	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.76	0.72	0.35
Net realized and unrealized gain (loss) on total investments	(1.52)	0.02	(0.08)

Total gain (loss) from investment operations	(0.76)	0.74	0.27

Less distributions from:
Net investment income	(0.76)	(0.72)	(0.35)
Net realized gains	(0.01)	—	—

Total distributions	(0.77)	(0.72)	(0.35)

Net asset value, end of period	$8.41	$9.94	$9.92

TOTAL RETURN	(8.15)%	7.66%	2.82	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$228,048	$228,834	$53,478
Ratio of expenses to average net assets before expense waiver and reimbursement	0.43%	0.49%	0.67	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	8.05%	7.30%	7.16	%(c)
Portfolio turnover rate	59%	43%	26%

164  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.95	$9.92	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.74	0.71	0.36
Net realized and unrealized gain (loss) on total investments	(1.53)	0.03	(0.12)

Total gain (loss) from investment operations	(0.79)	0.74	0.24

Less distributions from:
Net investment income	(0.74)	(0.71)	(0.32)
Net realized gains	(0.01)	—	—

Total distributions	(0.75)	(0.71)	(0.32)

Net asset value, end of period	$8.41	$9.95	$9.92

TOTAL RETURN	(8.45)%	7.61%	2.51	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,694	$15,869	$6,620
Ratio of expenses to average net assets before expense waiver and reimbursement	0.69%	0.73%	5.28	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.65%	0.60%	0.60	%(c)
Ratio of net investment income to average net assets	7.91%	7.10%	7.19	%(c)
Portfolio turnover rate	59%	43%	26%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  165

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.98	$9.94	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.75	0.72	0.35
Net realized and unrealized gain (loss) on total investments	(1.53)	0.03	(0.09)

Total gain (loss) from investment operations	(0.78)	0.75	0.26

Less distributions from:
Net investment income	(0.75)	(0.71)	(0.32)
Net realized gains	(0.01)	—	—

Total distributions	(0.76)	(0.71)	(0.32)

Net asset value, end of period	$8.44	$9.98	$9.94

TOTAL RETURN	(8.28)%	7.76%	2.72	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$101,026	$143,329	$2,819
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71%	0.76%	3.56	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.48%	0.47%	0.55	%(c)
Ratio of net investment income to average net assets	7.94%	7.25%	7.13	%(c)
Portfolio turnover rate	59%	43%	26%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

166  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$10.12	$10.08	$10.69	$10.75	$10.51

Gain (loss) from investment operations:
Net investment income (a)	0.71	0.41	0.56	0.43	0.45
Net realized and unrealized gain (loss) on total investments	(0.07)	0.03	(0.39)	0.12	0.30

Total gain (loss) from investment operations	0.64	0.44	0.17	0.55	0.75

Less distributions from:
Net investment income	(0.69)	(0.40)	(0.57)	(0.46)	(0.42)
Net realized gains	—	—	(0.21)	(0.15)	(0.09)

Total distributions	(0.69)	(0.40)	(0.78)	(0.61)	(0.51)

Net asset value, end of year	$10.07	$10.12	$10.08	$10.69	$10.75

TOTAL RETURN	6.20%	4.51%	1.70%	5.19%	7.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$440,993	$438,862	$363,157	$325,636	$382,305
Ratio of expenses to average net assets before expense waiver and reimbursement	0.34%	0.36%	0.28%	0.14%	0.15%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.35%	0.28%	0.14%	0.14%
Ratio of net investment income to average net assets	6.67%	4.07%	5.46%	3.97%	4.27%
Portfolio turnover rate	16%	26%	83%	239%	151%

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  167

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.23	$10.19	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.82	0.45	0.31
Net realized and unrealized gain (loss) on total investments	(0.20)	(0.02)	0.09

Total gain (loss) from investment operations	0.62	0.43	0.40

Less distributions from:
Net investment income	(0.67)	(0.39)	(0.21)
Net realized gains	—	—	—

Total distributions	(0.67)	(0.39)	(0.21)

Net asset value, end of period	$10.18	$10.23	$10.19

TOTAL RETURN	5.95%	4.29%	4.04	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$88,127	$17,840	$5,661
Ratio of expenses to average net assets before expense waiver and reimbursement	0.59%	0.61%	2.44	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.59%	0.55%	0.55	%(c)
Ratio of net investment income to average net assets	7.57%	4.47%	6.08	%(c)
Portfolio turnover rate	16%	26%	83%

168  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$9.96	$9.93	$10.54	$10.63	$10.39

Gain (loss) from investment operations:
Net investment income (a)	0.77	0.38	0.54	0.43	0.49
Net realized and unrealized gain (loss) on total investments	(0.15)	0.04	(0.39)	0.11	0.24

Total gain (loss) from investment operations	0.62	0.42	0.15	0.54	0.73

Less distributions from:
Net investment income	(0.68)	(0.39)	(0.55)	(0.48)	(0.40)
Net realized gains	—	—	(0.21)	(0.15)	(0.09)

Total distributions	(0.68)	(0.39)	(0.76)	(0.63)	(0.49)

Net asset value, end of year	$9.90	$9.96	$9.93	$10.54	$10.63

TOTAL RETURN	6.11%	4.35%	1.53%	5.14%	7.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$131,575	$56,824	$59,388	$70,277	$95,536
Ratio of expenses to average net assets before expense waiver and reimbursement	0.58%	0.63%	0.47%	0.30%	0.33%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%	0.48%	0.43%	0.30%	0.30%
Ratio of net investment income to average net assets	7.28%	3.85%	5.32%	4.04%	4.67%
Portfolio turnover rate	16%	26%	83%	239%	151%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  169

FINANCIAL HIGHLIGHTS	(continued)

MONEY-MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.05	0.03	0.01
Net realized and unrealized gain (loss) on total investments	—	—	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Net realized gains	—	—	—	—	—

Total distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	3.51%	5.37%	4.70%	2.68%	1.10%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$293,537	$235,421	$272,119	$200,545	$179,775
Ratio of expenses to average net assets before expense waiver and reimbursement	0.14%	0.14%	0.14%	0.09%	0.09%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.14%	0.14%	0.13%	0.09%	0.09%
Ratio of net investment income to average net assets	3.39%	5.21%	4.65%	2.65%	1.10%

170  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

MONEY-MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.03
Net realized and unrealized gain (loss) on total investments	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.03

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.03)
Net realized gains	—	—	—

Total distributions	(0.03)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00

TOTAL RETURN	3.25%	5.12%	2.45	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$97,832	$98,903	$43,804
Ratio of expenses to average net assets before expense waiver and reimbursement	0.39%	0.39%	0.71	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.39%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	3.26%	5.01%	5.07	%(c)

TIAA-CREF Funds ▪ Retirement Class ▪ Prospectus  171

FINANCIAL HIGHLIGHTS	(concluded)

MONEY-MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.03
Net realized and unrealized gain (loss) on total investments	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.03

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.03)
Net realized gains	—	—	—

Total distributions	(0.03)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00

TOTAL RETURN	3.43%	5.25%	2.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,093,363	$1,034,417	$127,318
Ratio of expenses to average net assets before expense waiver and reimbursement	0.40%	0.43%	0.25	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.22%	0.25%	0.25	%(c)
Ratio of net investment income to average net assets	3.34%	5.11%	5.16	%(c)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

172  Prospectus ▪ TIAA-CREF Funds ▪ Retirement Class

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FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the SAI or these reports without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Funds – Retirement Class P. O. Box 1259 Charlotte, NC 28201

Over the Internet: www.tiaa-cref.org

Information about the Trust (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the TIAA-CREF Funds Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:
Call 800 842-2776

In writing:
TIAA-CREF Funds – Retirement Class P. O. Box 1259 Charlotte, NC 28201

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, social security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information we need, the Funds may not be able to open an account or effect any transactions for you.

811-9301

PROSPECTUS

FEBRUARY 1, 2009

TIAA-CREF FUNDS

(Formerly, the TIAA-CREF Institutional Mutual Funds)

Retail Class

■	Growth & Income Fund	■	Real Estate Securities Fund
■	International Equity Fund	■	Managed Allocation Fund
■	Large-Cap Growth Fund	■	Bond Fund
■	Large-Cap Value Fund	■	Bond Plus Fund
■	Mid-Cap Growth Fund	■	Short-Term Bond Fund
■	Mid-Cap Value Fund	■	High-Yield Fund
■	Small-Cap Equity Fund	■	Tax-Exempt Bond Fund
■	Equity Index Fund	■	Inflation-Linked Bond Fund
■	Social Choice Equity Fund	■	Money Market Fund

This Prospectus describes the Retail Class shares offered by eighteen investment portfolios (each, a “Fund”) of the TIAA-CREF Funds (the “Trust”). The Trust also offers Institutional and Retirement Class shares through separate prospectuses dated February 1, 2009.

An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, although certain investments in the Money Market Fund are guaranteed by the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program imposes a number of restrictions and conditions and does not protect shares in the Fund acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date (for more information, see the discussion on the Money Market Fund within). An investor can lose money in any of the Funds and the Funds could perform more poorly than other investments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

OVERVIEW OF THE FUNDS

          The eighteen Funds of the Trust offered in this Prospectus are divided into five general types:

•	Nine Equity Funds that invest primarily in equity securities. The Equity Funds consist of three subcategories of Equity Funds reflecting different investment management techniques. They are:

Active Equity Funds:

	•	Growth & Income Fund

	•	International Equity Fund

	•	Large-Cap Growth Fund

	•	Large-Cap Value Fund

	•	Mid-Cap Growth Fund

	•	Mid-Cap Value Fund

	•	Small-Cap Equity Fund

Index Fund:

	•	Equity Index Fund

Specialty Equity Fund:

	•	Social Choice Equity Fund

•	The Real Estate Securities Fund, which invests primarily in equity securities of companies principally engaged in or related to the real estate industry.

•	A Balanced Fund that invests primarily in other mutual funds through a “fund of funds” approach:

	•	Managed Allocation Fund

•	Six Fixed-Income Funds, which invest primarily in fixed-income securities:

	•	Bond Fund

	•	Bond Plus Fund

	•	Short-Term Bond Fund

	•	High-Yield Fund

	•	Tax-Exempt Bond Fund

	•	Inflation-Linked Bond Fund

•	The Money Market Fund, which invests primarily in high-quality, short-term money market instruments.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   3

GENERAL INFORMATION ABOUT THE FUNDS

          This Prospectus describes the Funds, each of which is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and attendant risks. An investor should consider each Fund separately to determine if it is an appropriate investment. Except for the Tax-Exempt Bond Fund (as noted below), the investment objective of each Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (the “Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

          The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you before such a change is made.

          As noted in the investment strategy descriptions below, most of the Funds have a policy of normally investing at least 80% of their assets (net assets, plus the amount of any borrowings for investment purposes) in the particular type of securities implied by their names. However, this 80% policy does not apply to the use of the words “growth” or “value” in the Funds’ names.

          The term “equity securities” means an ownership interest, or the right to acquire an ownership interest, in an issuer. For purposes of the 80% policy of the Funds, the term includes common stocks, preferred stocks, convertible securities, warrants, equity-linked derivatives and other securities which, by their terms, are convertible to common stock. Except for Tax-Exempt Bond Fund, shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy. For the Tax-Exempt Bond Fund, this policy can only be changed by a vote of its shareholders.

          Each Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you are a market timer.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program.

          Please see the Glossary toward the end of the Prospectus for certain defined terms used in the Prospectus.

Equity Funds

          This Prospectus includes nine Funds that invest primarily in equity securities. There are three subcategories of Equity Funds: Active Equity Funds, Index Funds and Specialty Equity Funds.

          Principal Risks of Investing in the Equity Funds

          In general, the value of equity securities fluctuates in response to the performance of individual companies and in response to general market and economic conditions. Therefore, the value of an investment in the Funds that hold

4  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

equity securities may decrease. There is no guarantee that a Fund will meet its investment objective.

          An investment in an Equity Fund, or any Fund’s equity investments, will be subject to the following principal investment risks described below:

•

Market Risk— The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that a Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Funds may undergo an extended period of decline.

•

Company Risk (often called Financial Risk)— The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

The Funds that make foreign investments, particularly the International Equity Fund, are subject to:

•

Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

     The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   5

may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries.

The Funds that are managed according to a growth or value investment style are subject to:

•

Style Risk—Funds that use either a growth investing or value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the Fund, holding such securities may experience significant declines in the value of their portfolios.

The Funds that are managed according to a growth investment style are subject to:

•

Risks of Growth Investing— Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

The Funds that are managed according to a value investment style are subject to:

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired and therefore do not perform as anticipated.

The Equity Index Fund is subject to:

•

Index Risk—The risk that the Equity Index Fund’s performance will not correspond to its benchmark index for any period of time. Although the Equity Index Fund attempts to use the investment performance of its index as a baseline, the Fund may not duplicate the exact composition of its index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the Equity Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the Equity Index Fund cannot guarantee that its performance will match its index for any period of time.

Because the Funds are managed by an investment adviser, they are subject to two types of management risks:

The Funds that are managed, in whole or in part, according to active management investment techniques are subject to:

• Active Management Risk—The performance of Funds that are actively managed reflects in part the ability of the portfolio manager(s) to make

6  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

active, qualitative investment decisions that are suited to achieving the Fund's investment objective. As a result of active management, such Funds could underperform other mutual funds with similar investment objectives.

The Funds that are managed, in whole or in part, according to a quantitative investment methodology are subject to:

•

Quantitative Analysis Risk—The risk that securities selected using quantitative analysis can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

The Funds that invest in options, futures, swaps and other types of derivative securities are subject to:

•

Derivatives Risk—The risk that the prices of certain derivatives may not correlate perfectly with the prices or performance of the underlying securities, currencies or other assets. Derivatives also present the risk of default by the other party to the derivative instrument, and some derivatives are, or may suddenly become, illiquid. A liquid secondary market for over-the-counter derivatives such as options may not be available at a particular time. In addition, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of a Fund than if it had not entered into any derivatives transactions.

The Funds that invest in large-cap securities, particularly the Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund, are subject to:

•

Large-Cap Risk—the risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

The Funds that invest in mid- and small-cap securities, particularly the Mid-Cap Growth, Mid-Cap Value and Small-Cap Equity Funds, as well as the Managed Allocation Fund, are subject to:

•

Small-Cap/Mid-Cap Risk— Securities of small and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   7

Active Equity Funds

          Growth & Income Fund

          Investment Objective: The Fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in income-producing equity securities. The Fund will invest primarily in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500 (“S&P 500®”) Index. The Funds’ investment adviser, Teachers Advisors, Inc. (“Advisors”), seeks to construct a portfolio whose weighted average market capitalization is similar to the Fund’s benchmark index. The Fund focuses on equity securities of larger, well-established, mature growth companies that Advisors believes to be attractively valued, show the potential to appreciate faster than the rest of the market and offer a growing stream of dividend income. Mainly, Advisors looks for companies that are leaders in their respective industries, with sustainable competitive advantages. Advisors looks for companies with management teams that are dedicated to creating shareholder value. The Fund also may invest up to 20% of its assets in foreign investments when Advisors believes these companies offer more attractive investment opportunities. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line or above that of the S&P 500® Index. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the S&P 500® Index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of growth investing and the risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

8  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

          International Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. Advisors selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from their stock selection. However, the Fund’s sector and country exposure is regularly managed against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies.

Advisors looks for companies of all sizes with:

•	sustainable earnings growth;

•	focused management with successful track records;

•	unique and easy-to-understand franchises (brands);

•	stock prices that do not fully reflect the stock’s potential value, based on current earnings, assets, and long-term growth prospects; and

•	consistent generation of free cash flow.

          The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative investment techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested at all times.

          Principal Investment Risks: The Fund is subject to foreign investment risk, market risk, quantitative analysis risk, active management risk and company risk. Foreign investment risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. The stock prices of smaller, lesser-known companies may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this Fund.

          Foreign investments investing can involve risks beyond those of domestic investments. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  9

of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

          The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to determine. In addition, foreign investors such as the Funds are subject to a variety of special restrictions in many such countries. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek high long-term total returns, who understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Large-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund will invest primarily in large-cap equity securities that Advisors believes present the opportunity for growth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with capitalizations equal to or greater than the top 80% of issuers by capitalization within in the Russell 1000® Index at the time of purchase. (Russell 1000® is a trademark and service mark of the Russell Investment Group.) Generally, these equity securities will be those of large capitalized companies in new areas of the economy and companies with distinctive products or promising markets. Advisors looks for companies that it believes have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Advisors believes that the companies offer new or innovative products, services or processes that may enhance their future earnings. The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark, the Russell 1000® Growth Index. These quantitative techniques, when used, may help Advisors control risk

10  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of growth investing. Further, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Large-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund will invest primarily in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors risk exposures by suggesting security selections that may fill unintended gaps in

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  11

portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, large-cap risk, style risk, quantitative analysis risk, active management risk and foreign investment risk. It is also subject to the risks of value investing. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the Fund’s performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Mid-Cap Growth Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in mid-cap equity securities. The Fund will invest primarily in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Growth Index), that Advisors believes present the opportunity for growth.

          Advisors looks for equity securities of companies that it believes have prospects for strong earnings or sales growth. The Fund invests in equity securities of companies that are in new areas of the economy, that have distinctive products or services and that are growing faster than the overall equity market. The Fund may also invest in companies that Advisors believes to be undervalued based on current earnings, assets or growth prospects. These investments could include companies likely to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

          The Fund also uses proprietary quantitative models to take positions in securities that represent modest deviations from the benchmark index based on relative value, price or potential earnings growth. The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

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          Principal Investment Risks: The Fund is subject to market risk, company risk, foreign investment risk, mid-cap risk, active management risk and quantitative analysis risk. The Fund is also subject to style risk and the risks of growth investing. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a growth investment style and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Mid-Cap Value Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in mid-cap equity securities. The Fund will invest primarily in equity securities of medium-sized domestic companies, as defined by the Fund’s benchmark index (the Russell Midcap® Value Index), that Advisors believes appear undervalued by the market based on an evaluation of their potential worth.

          The Fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

•	analyses of historical valuations of the same security;

•	valuations of comparable securities in the same sector or the overall market;

•	various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

•	free cash flow generated by the company.

          The Fund may invest up to 20% of its assets in foreign investments. The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

          Principal Investment Risks: The Fund is subject to market risk, company risk, mid-cap risk, quantitative analysis risk, active management risk and foreign investment risk. In addition, the Fund is subject to style risk and the risks of value investing. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and seek additional exposure to medium-sized domestic companies through a value investment style, and who want to invest in a fund with a profile similar to the Fund’s benchmark index.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  13

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Small-Cap Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. A small-cap equity security is a security within the capitalization range of companies included in the Russell 2000® Index at the time of purchase. The Fund will invest primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation.

          The Fund seeks to add incremental return over its stated benchmark index, the Russell 2000® Index, while also managing the relative risk of the Fund versus its benchmark index. The Fund uses proprietary quantitative models based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including:

•	the valuation of the individual stock versus the market or its peers;

•	future earnings and sustainable growth prospects; and

•	the price and volume trends of the stock.

          The score is used to form the portfolio, along with the following additional inputs:

•	weightings of the stock, and its corresponding sector, in the benchmark;

•	correlations between the performance of the stocks in the universe; and

•	trading costs.

          The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index.

          The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in Advisors’ analysis.

          Principal Investment Risks: The Fund is subject to market risk, company risk, small-cap risk, active management risk and quantitative analysis risk. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

14  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

Index Fund

          Equity Index Fund

          Investment Objective: The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index.

          Fund Benchmark: Russell 3000® Index.

          Principal Investment Strategy: The Fund invests at least 80% of its assets in equity securities selected to track the investment performance of the Russell 3000® Index. The Fund may use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by the Fund is not a fundamental policy of the Fund and may be changed without shareholder approval.

          Principal Investment Risks: Generally, the Fund is subject to the same risks as the Equity Funds noted above. In particular, the Fund is subject to market and index risk as well as company risk. Also, because a small portion of the index is comprised of smaller, lesser-known companies, the Fund is also subject to small-and mid-cap risk. Although the Fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index and is subject to certain investment and operating expenses, which the index does not have. Therefore, the Fund cannot guarantee that its performance will match its index for any period of time. As with any mutual fund, you can lose money by investing in this Fund.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

          Who May Want to Invest: The Fund may be appropriate for investors who seek a mutual fund with investment performance that attempts to closely track the performance of the Russell 3000® Index.

          The Fund’s index is described in more detail below in “More About Benchmarks and Other Indices.”

Specialty Equity Fund

          This Prospectus includes the following Specialty Equity Fund: the Social Choice Equity Fund.

          Social Choice Equity Fund

          Investment Objective: The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  15

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund attempts to track the return of the U.S. stock market as represented by its benchmark, the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. See “More About Benchmarks and Other Indices” below for more information about the Fund’s benchmark.

          Current Social Criteria: The social criteria the Fund takes into consideration, and any universe of investments that the Fund utilizes, are non-fundamental investment policies. They can be changed without the approval of the Fund’s shareholders.

          The Fund primarily invests in companies that are screened by KLD Research and Analytics, Inc. (“KLD”) to favor companies that meet or exceed certain environmental, social and governance (“ESG”) criteria. The Fund does this by investing in companies included in the KLD Broad Market Social IndexSM (the “KLD BMS Index”), which is a subset of the 3,000 largest publicly-traded U.S. companies that meet or exceed the screening criteria described below.

          Prior to being eligible for inclusion in the KLD BMS Index, companies are subject to a comprehensive ESG performance evaluation conducted by KLD, consisting of numerous factors. The ESG evaluation process favors companies that are:

•	Strong stewards of the environment;

•	Devoted to serving local communities and society generally;

•	Committed to higher labor standards for their own employees and those in the supply chain;

•	Dedicated to producing high-quality and safe products; and

•	Managed in an exemplary and ethical manner.

          Examples of environmental assessment categories are management systems, types of products and services produced, natural resource use, effect on climate change, and waste and emissions. Social evaluation categories include the treatment of employees and suppliers and dealings with the community and society at large. Governance assessment categories include governance structure, business ethics, transparency and reporting, and response to shareholder resolutions.

          KLD then ranks companies by industry sector peer group according to the ESG performance ratings. All companies must meet or exceed minimum ESG performance standards to be included in the KLD BMS Index. For each industry sector, key ESG performance factors are identified and given more weight in the process. Concerns in one area do not automatically eliminate a company from potential inclusion in the KLD BMS Index or the Fund. When ESG concerns exist, the process gives careful consideration to how companies address the risks and opportunities they face in the context of their sector or industry and relative to their peers.

16  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

          The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the KLD BMS Index or the Fund, most companies involved in these industries are ineligible for inclusion in the Index due to their poor overall ESG performance relative to their industry sector peers.

          The Corporate Governance and Social Responsibility Committee of the Trust’s Board of Trustees provides guidance with respect to the Fund’s social criteria. The Fund will do its best to ensure that its investments are consistent with its social criteria, but Advisors cannot guarantee that this will always be the case for every Fund holding. Even if an investment is not excluded by KLD’s criteria, Advisors has the option of excluding the investment if it decides the investment is inappropriate. Consistent with its responsibilities, the Corporate Governance and Social Responsibility Committee will continue to evaluate the implications of any future modifications KLD makes to its ESG evaluation process.

          The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the Corporate Governance and Social Responsibility Committee. The Fund may invest up to 15% of its assets in foreign investments. The Fund may also buy futures contracts and other derivative instruments for hedging and for cash management purposes.

          Principal Investment Risks: The Fund is subject to market risk, company risk, foreign investment risk, small-cap risk, mid-cap risk, active management risk and index risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this Fund may forgo some market opportunities available to Funds that don’t use these criteria. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain social criteria.

          Please see “Principal Risks of Investing in the Equity Funds” above for more information.

Real Estate Securities Fund

          Real Estate Securities Fund

          Investment Objective: The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in the securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”),

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  17

including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund will invest primarily in equity securities of such companies. The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and Advisors’ belief in management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry. From time to time, the Fund may also invest in debt securities of companies principally engaged in or related to the real estate industry.

          An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, home builders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Fund also may invest up to 15% of its assets in real estate securities of foreign issuers and up to 20% of its assets in equity (including preferred stock) and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the Dow Jones Wilshire Real Estate Securities Index. Effective April 1, 2009, the Fund’s benchmark index will change to the FTSE NAREIT Equity REITS Index.

          Principal Investment Risks: The Fund is subject to the risks of real estate investing described below. It is also subject to, active management risk and market risk, foreign investment risk and company risk, as described under “Principal Risks of Investing in the Equity Funds” above, and interest rate risk and income volatility risk, as described in “Principal Risks of Investing in the Fixed-Share Funds” below. Further, because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

          There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of

18  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from the cleanup of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

          In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that it could sell such securities at an inopportune time.

          The Fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management or have thinly-traded securities.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities and who are willing to accept the risk of investing in real estate securities.

          Please see “Principal Risks of Investing in the Equity Funds” above and “Principal Risks of Investing in the Fixed-Income Funds” below for more information.

Balanced Fund

          This Prospectus includes the following Balanced Fund: Managed Allocation Fund.

          Managed Allocation Fund

          Investment Objective: The Fund seeks favorable returns that reflect the broad investment performance of the financial markets through capital appreciation and investment income. The Fund will pursue this goal through a “fund of funds” approach, whereby the Fund will make investments primarily in other mutual funds.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  19

          Principal Investment Strategy: The Fund may invest in shares of underlying funds such as: (1) the Trust’s other investment funds; and (2) other mutual funds or other permissible investment pools or products that may be selected by the Board of Trustees from time to time. The Managed Allocation Fund may invest in underlying funds or products other than those listed above at any time in the future without obtaining shareholder approval. These additional underlying funds or products may have different investment objectives and styles from those currently held by the Fund and may change the risk profile of the Fund. The Fund will notify you where the addition of underlying funds or products would have a material effect on the composition of the Fund’s investment portfolio.

          Generally, the Fund will seek to meet its investment objective by investing: (1) approximately 60% of its assets in equity funds including up to 5% of its assets in real estate funds; and (2) approximately 40% of its assets in fixed-income funds (“target allocations”).

          The Fund currently intends to invest in the following equity funds:

•	Growth & Income Fund, which invests primarily in a broadly diversified portfolio of income-producing equity securities selected for their investment potential.

•	International Equity Fund, which invests primarily in a broadly diversified portfolio of foreign equity investments.

•

Large-Cap Growth Fund, which invests primarily in a diversified portfolio of common stocks that Advisors believes present the opportunity for growth, such as stocks of large-cap companies in new and emerging areas of the economy and companies with distinctive products or promising markets.

•	Large-Cap Value Fund, which invests primarily in equity securities of large domestic companies that Advisors believes appear undervalued by the market based on an evaluation of their potential worth.

•	Mid-Cap Growth Fund, which invests primarily in mid-cap equity securities that Advisors believes present the opportunity for growth.

•	Mid-Cap Value Fund, which invests primarily in mid-cap equity securities that Advisors believes are undervalued by the market based on an evaluation of their potential worth.

•

Small-Cap Equity Fund, which invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation.

•

Enhanced International Equity Index Fund, which seeks to enhance the return of the Fund relative to the MSCI EAFE® Index by investing in equity securities of foreign issuers within this index, but not necessarily at index weightings.

•	Enhanced Large-Cap Growth Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Growth Index by investing in large-

20  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

cap equity securities of issuers within this index, but not necessarily at index weightings.

•

Enhanced Large-Cap Value Index Fund, which seeks to enhance the return of the Fund relative to the Russell 1000® Value Index by investing in large-cap equity securities of issuers within this index, but not necessarily at index weightings.

(The three above Enhanced Index Funds are not offered through this Prospectus. For additional information about these Funds, please see the Institutional Class Prospectus).

          The Managed Allocation Fund may invest in the Real Estate Securities Fund, which invests primarily in equity securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets such as REITs, to gain asset allocation exposure to the real estate industry.

          The Fund currently intends to invest in the following fixed-income funds:

•

Bond Plus Fund, which divides its portfolio into two segments, one of which invests in a broad range of investment-grade debt securities, and the other of which seeks enhanced returns through investments in illiquid or non-investment-grade securities.

•	Short-Term Bond Fund, which invests primarily in a broad range of U.S. Treasury and agency securities, and corporate bonds with maturities from 1-5 years.

•

High-Yield Fund, which invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loans and notes, as well as convertible securities and preferred stocks.

•	Inflation-Linked Bond Fund, which invests primarily in inflation-linked bonds—fixed-income securities whose returns are designed to track a specified inflation index over the life of the security.

          As a result of its investments in the underlying funds, the Managed Allocation Fund’s returns will reflect investments in a mix of domestic stocks of companies of all sizes, foreign equities, real estate securities and a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities. To maintain an appropriate allocation among the underlying funds, the Fund monitors the foreign and domestic equity markets, as well as overall financial and economic conditions. If Advisors believes that the relative attractiveness of the markets in which the equity and fixed-income funds are invested changes, it can adjust the percentage of investments in these funds up or down by up to 5%. At any given time the Fund may hold between 0 to 5% of its assets in real estate funds. The Fund’s benchmark index is a composite of three benchmark indices representing three types of market sectors within the equity and fixed-income underlying fund asset classes, i.e., domestic equity, international equity and fixed income. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. For more information about the

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   21

different indices that comprise the Fund’s composite benchmark index, please see “More About Benchmarks and Other Indices” below.”

          The composition of the Fund’s fixed-income portion will vary depending on the shape of the yield curve. This means that when there is not much difference between the yield on short-term and long-term bonds, the Fund will increase its investments in the Short-Term Bond Fund. The Fund will have less than 5% of its assets in the High-Yield Fund.

          The Fund might sometimes be even more heavily weighted toward equities or fixed-income, if Advisors believes market conditions warrant. For example, the Fund might increase its holdings in fixed-income funds in periods when Advisors believes the equity markets will decline.

          As part of the Fund’s ability to invest in unaffiliated investment products or pools noted above, the Board has authorized the Fund to invest in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Fund may use investments in ETFs and ETNs to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

          For flexibility in meeting redemptions, expenses and the timing of new investments, and as a short-term defense during periods of unusual volatility, the Fund may invest in government securities (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), short-term paper or shares of the Money Market Fund. For temporary defensive purposes, the Managed Allocation Fund may invest without limitation in such securities. The Fund cannot guarantee that this strategy will be successful.

          Principal Investment Risks: The Fund shares the risks associated with the types of securities held by each of the underlying funds in which it invests, including, active management risk and market risk, company risk, foreign investment risk, small-cap risk, mid-cap risk, interest rate risk, credit risk, call risk, prepayment risk and extension risk. Because certain underlying funds use derivatives to a limited degree, the Fund has limited exposure to derivatives risk. Interest rate, credit, call and prepayment and extension risks are described in “Principal Risks of Investing in the Fixed-Income Funds” below. The extent to which the investment performance and risks associated with the Fund correspond to those of a particular underlying fund depends upon the extent to which the Fund’s assets are allocated for investment among the underlying funds and such allocations may vary from time to time. Each of these risks, alone or in combination with other risks, has the potential to impair Fund performance.

          The Fund is also subject to risks associated with the allocation of its assets among underlying funds. The Fund’s performance depends upon how its assets are allocated and reallocated between underlying funds in accordance with the target allocations and ranges described above. The Fund may not achieve its

22  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

target allocations within the ranges described and the selection of market sectors and underlying funds and the allocations among them may result in the Fund underperforming other similar funds or cause an investor to lose money. There is no guarantee that such allocation and reallocation decisions will produce the desired results. It is possible that the Fund’s portfolio managers will focus on an underlying fund that performs poorly or underperforms other underlying funds under various market conditions. Investors could lose money as a result of these allocation decisions. Additionally, the Fund is subject to underlying fund risks as the ability of the Fund to achieve its investment objective will depend upon the ability of the underlying funds to achieve their investment objectives. There can be no guarantee that any underlying fund will achieve its investment objective. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund is suitable for investors with medium- to long-term time horizons and who seek capital appreciation and investment income through broad diversification.

          Please see “Principal Risks of Investing in the Equity Funds” above and “Principal Risks of Investing in the Fixed-Income Funds” below for more information.

Fixed-Income Funds

          This Prospectus includes six Funds that invest primarily in fixed-income securities: the Bond Fund, Bond Plus Fund, Short-Term Bond Fund, High-Yield Fund, Tax-Exempt Bond Fund and Inflation-Linked Bond Fund.

          Principal Risks of Investing in the Fixed-Income Funds

          An investment in a Fixed-Income Fund, or any Fund’s fixed-income investments, typically will be subject to the following principal investment risks described below:

•

Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a Fund to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities. Further, in times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   23

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, a Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, a Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income securities in which the fund originally invested, resulting in a decline in income.

•

Market Volatility and Liquidity Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for a Fund to properly value assets represented by such securities.

•

Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by a Fund can result in losses to investors in the Fund.

•

Active Management Risk—The performance of Funds that are actively managed reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the

24  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

Fund's investment objective. As a result of active management, such Funds could underperform other mutual funds with similar investment objectives.

          In addition to the principal investment risks set forth above, there are other risks associated with a particular Fixed-Income Fund that are discussed in the following Fund summaries, which may include some of the risks previously identified for the Equity Funds. The use of a particular index as a Fund’s benchmark index is not a fundamental policy and can be changed without shareholder approval.

          No one can assure that a Fund will achieve its investment objective and investors should not consider any one Fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Fund.

          Bond Fund

          Investment Objective: The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund will primarily invest in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds and mortgage-backed or other asset backed securities. The Fund also invests in other fixed-income securities. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, Advisors does its own credit analysis, paying particular attention to economic trends and other market events. Individual securities or sectors are then overweighted or underweighted relative to the Fund’s benchmark index, the Barclays Capital U.S. Aggregate Index, when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index.

          The Fund is managed to maintain an average duration that is similar to the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2008, the duration of the Barclays Capital U.S. Aggregate Bond Index was 3.71 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. The Fund may invest up to 15% of its assets in fixed-income securities of foreign issuers.

          The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  25

          The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the futurepurchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors to predict correctly mortgage prepayments and interest rates.

          The Fund may also engage in duration-neutral relative value trading, a strategy in which the Fund buys and sells government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve (i.e., differences in yield between short-term and long-term securities). The duration-neutral relative value trading strategy is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

          Principal Investment Risks: The Fund is subject to interest rate risk, prepayment risk and and extension risk as well as company risk, income volatility risk, credit risk, call risk, foreign investment risk, active management risk and market volatility and liquidity risk. The value of securities held by the Fund changes in response to daily changes in prevailing market interest rates. Although the Fund invests primarily in investment-grade securities, market values for such securities can still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

          Under the Fund’s mortgage roll investment strategy, there is a risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

          Securities originally rated “investment-grade” are sometimes subsequently downgraded, should Advisors and/or a ratings agency like Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) believe the issuer’s business outlook or creditworthiness has deteriorated. The Fund will attempt to sell any security held by the Fund which is downgraded to a below investment-grade rating as promptly as possible, consistent with the best interests of the Fund. Lower-rated bonds can at times be harder to sell than investment-grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any mutual fund, you can lose money by investing in this Fund.

26  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

          Who May Want to Invest: The Fund may be appropriate for those who want to invest in a general high-quality fixed-income mutual fund.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          Bond Plus Fund

          Investment Objective: The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in bonds. The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 70% of the Fund’s assets, is invested primarily in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, corporate bonds, U.S. Treasury and agency securities and mortgage-backed and asset-backed securities. The securities within the Fund’s first segment are mainly high-quality instruments rated in the top four credit categories by Moody’s or S&P, or deemed to be of the same quality by Advisors using its own credit analysis. The second segment, which will not exceed 30% of the Fund’s assets, is invested in fixed-income securities and bonds with special features in an effort to improve the Fund’s total return. Potential investments in this segment include, but are not limited to, non-investment-grade securities (those rated Ba1 or lower by Moody’s or BB+ or lower by S&P), emerging market fixed-income securities and convertible and preferred securities.

          The Fund is designed to have a similar duration to its benchmark index, the Barclays Capital U.S. Aggregate Bond Index. Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. As of December 31, 2008, the duration of the index was 3.71 years.

          The Fund can invest in foreign securities, including emerging market fixed-income securities and non-dollar-denominated instruments, but Advisors does not expect them to exceed 20% of the Fund’s assets. No more than 15% of the Fund’s assets can be invested in illiquid securities.

          Principal Investment Risks: The Fund is subject to interest rate risk, prepayment risk and extension risk as well as company risk, income volatility risk, credit risk, call risk, foreign investment risk, active management risk and market volatility and liquidity risk.

          In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risk. Issuers of “junk” bonds are typically in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   27

          Bear in mind that all these risks can also apply to “investment-grade” securities, particularly the lower levels of investment-grade securities, such as those rated Baa by Moody’s or BBB by S&P. Also, securities originally rated “investment-grade” are sometimes downgraded later on, should Advisors and/or a ratings agency like Moody’s or S&P believe the issuer’s business outlook or creditworthiness has deteriorated. If that happens to a security in the Bond Plus Fund, it may or may not be sold, depending on analysis by Advisors of the issuer’s prospects. However, the Fund will not purchase below-investment-grade securities if that would increase their amount in the portfolio above the Fund’s current investment target. The Fund does not rely exclusively on credit ratings when making investment decisions because they may not alone be an accurate measure of the risk of lower-rated bonds. Instead, Advisors also does its own credit analysis, paying particular attention to economic trends and other market events. The Fund’s investments in mortgage-backed securities are subject to prepayment and extension risk.

          The Fund can hold illiquid securities. A risk of investing in illiquid securities is that they may be difficult to sell for their fair market value. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for conservative investors who want to invest in a general bond fund and can accept a slightly higher level of risk than a traditional bond fund.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          Short-Term Bond Fund

          Investment Objective: The Fund seeks high current income consistent with preservation of capital.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Treasury and agency securities and investment-grade corporate bonds with maturities less than 5 years. It can also hold other fixed-income securities. These include foreign corporate bonds, debentures and notes, mortgage-backed securities, asset-backed securities, convertible securities and preferred stocks. The Fund may overweight or underweight individual securities or sectors as compared to their weight in the index when Advisors finds undervalued or overlooked issues that it believes offer the potential for superior returns.

          The Fund generally seeks to maintain an average duration similar to that of its benchmark, the Barclays Capital 1-5 Year U.S. Government/Credit Index. Duration is a measurement of the change in the value of a bond portfolio in response to a change in interest rates. By keeping the duration of the Fund close to the index’s duration, the Fund’s returns due to changes in interest rates should be similar to the index’s returns due to changes in the interest rates. As of December 31, 2008, the duration of the index was 2.56 years. The Fund has a policy of maintaining a dollar-weighted average maturity of portfolio holdings of no more than three years.

          The Short-Term Bond Fund also may invest up to 15% of its assets in the securities of foreign issuers.

28  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

          Principal Investment Risks: The Fund is subject to interest rate risk, credit risk, market volatility and liquidity risk, foreign investment risk, company risk, active management risk and call risk. In addition, mortgage-backed securities in which the Fund may invest are subject to extension risk and prepayment risk. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for more conservative investors who seek high current income consistent with preservation of capital in an effort to minimize volatility of changes in principal value.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          High-Yield Fund

          Investment Objective: The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

          Principal Investment Strategies: The Fund invests primarily in lower-rated, higher-yielding fixed-income securities, such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. Under normal market circumstances, the Fund invests at least 80% of its assets in debt and other fixed-income securities rated lower than investment-grade (and their unrated equivalents) or other high-yielding debt securities. (These are often called “junk” bonds.) Most of these will be securities rated in the BB or B categories by S&P, or the Ba or B categories by Moody’s. The Fund may invest up to 20% of its assets in the following other types of instruments: payment-in-kind or deferred-interest obligations, defaulted securities, asset-backed securities, securities rated lower than B– or its equivalent by at least two rating agencies and securities having limited liquidity.

          The Fund can make foreign investments, but the Fund does not expect them to be over 20% of its assets. The Fund can have up to 15% of its assets in illiquid securities. The Fund can also invest in U.S. Treasury and agency securities or other short-term instruments when other suitable investment opportunities are not available, or when Advisors would like to build the Fund’s liquidity.

          Over long periods of time, a broadly diversified portfolio of lower-rated, higher-yielding securities should, net of capital losses, provide a higher net return than a similarly diversified portfolio of higher-rated, lower-yielding securities of similar duration. Advisors attempts to minimize the risks of investing in lower-rated securities by:

•

Doing its own credit analysis (independent of the rating agencies). The Fund will buy securities of issuers with a balance of operational and financial risks that Advisors believes make it likely that such issuers will be able to meet their financial obligations;

•	Constructing a portfolio of securities diversified by industry, geography, maturity, duration and credit quality; and

•	Buying or selling particular securities to take advantage of anticipated changes and trends in the economy and financial markets.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   29

          Advisors’ judgment of the value of any particular security is a function of its experience with lower-rated securities, evaluation of general economic and securities market conditions and the financial condition of the security’s issuer. Under some market conditions, the Fund may sacrifice potential yield in order to adopt a defensive posture designed to preserve capital.

          Advisors may from time to time share investment research and ideas about high-yield securities with its affiliate, Teachers Insurance and Annuity Association of America (“TIAA”). While Advisors believes that such sharing of information provides benefits to the Fund and its shareholders, the Fund may at times be prevented from buying or selling certain securities or may need to sell certain securities before it may otherwise do so, in order to comply with the federal securities laws.

          Principal Investment Risks: The Fund is subject to interest rate risk, company risk, call risk, market volatility and liquidity risk, foreign investment risk, active management risk and credit risk. Investors should expect greater fluctuations in share price, yield, and total return compared to mutual funds holding bonds and other income-bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. During the periods when the market for high-yield securities is volatile, it may be difficult for the Fund to buy or sell its securities. An investment in this Fund is much riskier than an investment in bond funds that do not invest primarily in lower-rated debt securities.

          In addition, non-investment-grade securities, which are usually called “high-yield” or “junk” bonds, offer higher returns but also entail higher risks. Issuers of “junk” bonds are typically in weak financial health, their ability to pay principal and interest is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value or sell, and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets also may react strongly to adverse news about an issuer or the economy, or the perception or expectation of adverse news.

          The Fund can hold illiquid securities. Illiquid securities may be difficult to sell for their fair market value. Current income risk can also be significant for this Fund. As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for less conservative investors who seek high current income and capital appreciation, who want to invest in an income fund that invests in high-yield securities and who are willing to accept a significantly higher level of risk than with traditional bond funds. The Fund may also be appropriate for investors who seek additional diversification for their portfolios, since in the past the returns for high-yield bonds have not correlated closely with the returns from other types of assets.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

30  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

         Tax-Exempt Bond Fund

          Investment Objective: The Fund seeks a high level of current income that is exempt from regular federal income tax, consistent with preservation of capital.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which, in the opinion of the issuer’s bond counsel at the time of issuance, is exempt from federal income tax, including federal alternative minimum tax (“AMT”). The Fund may also invest in other municipal securities including bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel for the issuers at the time of issuance, is exempt from regular federal income tax (i.e., excludable from gross income for individuals for federal income tax purposes but not necessarily exempt from AMT). Some of these securities may also be exempt from certain state and local income taxes.

          Municipal securities are often issued to raise funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation facilities, schools, streets and public utilities such as water and sewer works.

          The Fund may invest up to 20% of its assets in private activity bonds. Private activity bonds are tax-exempt bonds whose proceeds are used to finance private, for-profit organizations. The interest on these securities (including the Fund’s distribution of that interest) may be a preference item for purposes of the AMT. The AMT is a special tax system that ensures that individuals and certain corporations pay at least some federal taxes. Income from securities that are a preference item is included in the computation of the AMT.

          The Fund can also invest in other municipal securities, including certificates of participation, municipal leases, municipal obligation components and municipal custody receipts. In addition, the Fund can invest in municipal bonds secured by mortgages on single-family homes and multi-family projects. The Fund’s investments in these securities are subject to prepayment and extension risk. All of the Fund’s assets are dollar-denominated securities.

          The Fund may invest up to 20% of assets in securities rated below investment-grade, or unrated securities of comparable quality, which are usually called “junk” bonds. Issuers of “junk” bonds are typically in weak financial health, their ability to pay interest and principal is uncertain and they have a higher risk of becoming insolvent. Small changes in the issuer’s creditworthiness can have more impact on the price of lower-rated bonds than would comparable changes for investment-grade bonds. Lower-rated bonds can also be harder to value and sell and their prices can be more volatile than the prices of higher-quality securities. “Junk” bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  31

          The Fund pursues superior returns using historical yield spread and credit analysis to identify and invest in undervalued market sectors and individual securities. The Fund usually sells investments that Advisors believes to be overvalued on a relative basis. The Fund generally seeks to maintain an average duration in the Fund equal to that of its benchmark, the Barclays Capital 10-Year Municipal Bond Index, of approximately 7 years. Duration is a measure of the change in the value of a bond portfolio in response to a change in interest rates.

          Principal Investment Risks: The Fund is subject to interest rate risk, credit risk, market volatility and liquidity risk, company risk, active management risk and call risk. The Fund also is subject to current income volatility and the related risk that falling interest rates will cause the Fund’s income to fall as it invests assets at progressively lower rates.

          Because of their tax-exempt status, the yields and market values of municipal securities may be hurt more by changes in tax rates and policies than similar income-bearing securities.

          Obligations of the issuer to pay the principal and interest on a municipal obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints on the enforcement of those obligations. There is also the possibility that litigation or other conditions may materially affect the power or ability of the issuer to pay the principal or interest on a municipal obligation when due. Municipal lease obligations and certificates of participation are subject to the added risk that a government lessee will fail to appropriate Funds to enable it to make lease payments. As with any mutual fund, you can lose money by investing in this Fund.

          This Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (e.g., education, welfare and utilities), industrial development bonds or bonds from issuers in a single state.

          Who May Want to Invest: The Fund may be appropriate for investors who seek tax-free income and a modest amount of capital appreciation and can assume a level of risk similar to that of a traditional bond fund. The Fund may not be an appropriate investment in connection with tax-favored arrangements like Individual Retirement Accounts (“IRAs”), or if you are in a lower tax bracket.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

          Inflation-Linked Bond Fund

          Investment Objective: The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

          Principal Investment Strategies: Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban Consumers (“CPI-U”), over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities (“TIIS”). The Fund can also invest in (1) other inflation-indexed bonds issued or guaranteed by the U.S.

32  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

Government or its agencies, by corporations and other U.S. domiciled issuers, as well as foreign governments, and (2) money market instruments or other short-term securities.

          Like conventional bonds, inflation-indexed bonds generally pay interest at fixed intervals and return the principal at maturity. Unlike conventional bonds, an inflation-indexed bond’s principal or interest is adjusted periodically to reflect changes in a specified inflation index. Inflation-indexed bonds are designed to preserve purchasing power over the life of the bond while paying a “real” rate of interest (i.e., a return over and above the inflation rate). These bonds are generally issued at a fixed interest rate that is lower than that of conventional bonds of comparable maturity and quality, but they generally retain their value against inflation over time.

          The principal amount of a TIIS bond is adjusted periodically for inflation using the CPI-U. Interest is paid twice a year. The interest rate is fixed, but the amount of each interest payment varies as the principal is adjusted for inflation. The principal amount of a TIIS instrument may diminish in times of deflation. However, the U.S. Treasury guarantees that the final principal payment at maturity is at least the original principal amount of the bond. The interest and principal components of the bonds may be “stripped” or sold separately. The Fund can buy or sell either component.

          The Fund may also invest in inflation-indexed bonds issued or guaranteed by foreign governments and their agencies, as well as other foreign issuers. These investments are usually designed to track the inflation rate in the issuing country. Under most circumstances, the Fund’s investments in inflation-linked bonds of foreign issuers is generally less than 25% of its assets.

          The Fund is managed to maintain a duration that is similar to its benchmark index, the Barclays Capital U.S. Treasury Inflation-Protected Securities Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2008, the duration of the Barclays Capital U.S. Treasury Inflation-Protected Securities Index was 5.83 years. By keeping the duration of the Fund close to that of the index, the returns due to changes in interest rates should be similar between the Fund and the index. Typically, the Fund invests in corporate and foreign inflation-indexed bonds that are similar in duration and maturity as those of U.S. Government inflation-indexed bonds.

          The Fund also may invest in any of the fixed-income securities in which the Bond Fund invests, provided that no more than 5% of its assets are invested in fixed-income securities rated below investment-grade.

          Principal Investment Risks: The Fund is subject to interest rate risk and active management risk. As a result, its total return may not actually track the selected inflation index every year. Market values of inflation-indexed bonds can be affected by a number of factors, such as changes in the market’s inflation expectations or changes in real rates of interest. There is a risk that market values of inflation-indexed bonds may fall as a result of a decline in inflation (or deflation) or changes in investors’ inflation expectations. There is also a risk that interest payments in inflation-indexed bonds fall because of a decline in inflation (or deflation). In addition, the CPI-U may not accurately reflect the true rate of

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  33

inflation. If the market perceives that any of these events have occurred, then the market value of those bonds could be adversely affected. In addition, the Fund may be subject to certain tax risks that are described below in “Taxes.” As with any mutual fund, you can lose money by investing in this Fund.

          Who May Want to Invest: The Fund may be appropriate for investors who are especially concerned about protecting their investments from the adverse effects of inflation, seek a modest “real” rate of return (i.e., greater than the inflation rate) and want to balance their holdings in stocks, conventional fixed-income securities, and other investments with an investment in a “value preservation” option.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

Money Market Fund

          This Prospectus includes one Fund that invests primarily in high-quality, short-term money market instruments: the Money Market Fund

          Money Market Fund

          Investment Objective: The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

          Principal Investment Strategies: The Fund invests primarily in high-quality short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share.

          The Fund invests in:

(1)	Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate or variable-amount securities of domestic or foreign companies;

(2)

Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances and other short-term debt;

(3)	Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4)	Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

(5)

Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper or bankers’ acceptances;

(6)	Participation interests in loans banks have made to the issuers of (1) and (4) above (these may be considered illiquid);

(7)	Asset-backed securities issued by domestic corporations or trusts;

(8)	Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities; and/or

(9)	Obligations of international organizations (and related government agencies) designated or supported by U.S. or foreign government agencies to promote economic development or international banking.

34  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

          The Money Market Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

          The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

          The benchmark index for the Fund is the iMoneyNet Money Fund Report AverageTM—All Taxable.

          Principal Investment Risks: The principal risk of investing in the Money Market Fund is current income risk—that is, the income the Fund receives may fall as a result of a decline in interest rates. To a lesser extent, the Fund is also subject to market risk, company risk, income volatility risk, interest rate risk, prepayment risk and extension risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Money Market Fund, like the other Funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, you can lose money by investing in this Fund.

          Note to Investors Regarding Renewal of Participation in the U.S. Treasury’s Temporary Guarantee Program for Money Market Funds

          The Board of Trustees has approved participation of the Fund in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”), which has been extended until April 30, 2009. The Program will continue to guarantee Money Market Fund shareholders that they will receive $1.00 per Fund share they owned as of the close of business on September 19, 2008 if the Money Market Fund “breaks the buck” (meaning its NAV falls below $0.995 and is not immediately cured), liquidates its holdings and such liquidation proceeds are less than $1.00 per share.

          The Program protects the lesser of (i) Fund shares held by a shareholder of record on September 19, 2008 or (ii) the number of Fund shares held by the shareholder of record when the Fund breaks the buck. Shares acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date are not eligible for protection under the Program.

          The cost of participation in the Program to the Fund for the renewal term of the Program is 0.015% of its assets as of September 19, 2008. This expense will be borne by the Fund outside of any reimbursement arrangements currently in place. The Treasury may extend the Program beyond the current termination date of April 30, 2009 through no later than September 18, 2009. Any extension of the Program will continue to cover only shareholders of record as of September 19, 2008 and the Fund will need to reapply and pay an additional premium in order to

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  35

continue to participate. It is currently expected that the Fund will participate in any future extensions of the Program beyond April 30, 2009, where the premiums and other terms of the Program do not materially differ from the initial and first renewal periods and participation in the Program continues to be in the best interests of the Fund and its shareholders. However, shareholders will be notified if the Fund does not plan to participate in any such future extensions of the Program.

          Who May Want to Invest: The Fund may be appropriate for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

          Please see “Principal Risks of Investing in the Fixed-Income Funds” above for more information.

PAST PERFORMANCE

          The following bar charts and performance tables help illustrate some of the risks of investing in the Retail Class shares of the Funds, and how investment performance varies. The bar charts show the performance of each Fund, before taxes, in each full calendar year since inception of the Fund (i.e., the annual total returns). The performance shown in the bar charts and table for the Retail Class of the Growth & Income, International Equity, Equity Index, Social Choice Equity, Bond and Money Market Funds that is prior to the inception date for the Retail Class (see the performance table for these inception dates) is based on the performance of each Fund’s Institutional Class, which commenced on July 1, 1999. The performance for these periods has not been restated to reflect the higher expenses of the Retail Class. If those higher expenses had been reflected, the performance would have been lower. Below each chart, the best and worst returns for a calendar quarter during the periods shown in the chart are noted.

          The performance table following the charts shows each Fund’s Retail Class average annual total returns (before and after taxes) over the one-year, five-year (where applicable) and since inception periods ended December 31, 2008, and how those returns compare to those of broad based securities market indices. For the Managed Allocation Fund, returns are also compared to a composite benchmark index based on three indices that represent the market sectors in which the Fund invests.

          The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors to reimburse the Funds for some of their “other expenses” and to waive some of the Funds’ management fees. Without these waivers and reimbursements, the Retail Class returns of certain Funds would have been lower. How the Retail Class of the Funds has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

          The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. The use of a particular benchmark or comparative index is not a fundamental policy and can be changed without shareholder approval. The Funds will notify you if such a change is made.

36  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

ANNUAL TOTAL RETURNS FOR THE RETAIL CLASS (%)

Growth & Income Fund

Best quarter: 14.35%, for the quarter ended June 30, 2003. Worst quarter: –20.08%, for the quarter ended December 31, 2008.

International Equity Fund

Best quarter: 18.37%, for the quarter ended December 31, 2003. Worst quarter: –23.18%, for the quarter ended December 31, 2008.

Large-Cap Growth Fund

Best quarter: 8.88%, for the quarter ended September 30, 2007. Worst quarter: –23.28%, for the quarter ended December 31, 2008.

Large-Cap Value Fund

Best quarter: 18.42%, for the quarter ended June 30, 2003. Worst quarter: –22.78%, for the quarter ended December 31, 2008.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  37

ANNUAL TOTAL RETURNS FOR THE RETAIL CLASS (%)	(continued)

Mid-Cap Growth Fund

Best quarter: 18.34%, for the quarter ended June 30, 2003. Worst quarter: –28.72%, for the quarter ended December 31, 2008.

Mid-Cap Value Fund

Best quarter: 18.58%, for the quarter ended June 30, 2003. Worst quarter: –27.01%, for the quarter ended December 31, 2008.

Small-Cap Equity Fund

Best quarter: 23.49%, for the quarter ended June 30, 2003. Worst quarter: –24.88%, for the quarter ended December 31, 2008.

Equity Index Fund

Best quarter: 16.22%, for the quarter ended June 30, 2003. Worst quarter: –22.76%, for the quarter ended December 31, 2008.

38  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

ANNUAL TOTAL RETURNS FOR THE RETAIL CLASS (%)	(continued)

Social Choice Equity Fund

Best quarter: 16.24%, for the quarter ended June 30, 2003. Worst quarter: –23.83%, for the quarter ended December 31, 2008.

Real Estate Securities Fund

Best quarter: 17.12%, for the quarter ended December 31, 2004. Worst quarter: –37.56%, for the quarter ended December 31, 2008.

Managed Allocation Fund

Best quarter: 3.64%, for the quarter ended June 30, 2007. Worst quarter: –14.12%, for the quarter ended December 31, 2008.

Bond Fund

Best quarter: 5.02%, for the quarter ended September 30, 2001. Worst quarter: –2.31%, for the quarter ended June 30, 2004.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  39

ANNUAL TOTAL RETURNS FOR THE RETAIL CLASS (%)	(continued)

Bond Plus Fund

Best quarter: 2.10%, for the quarter ended September 30, 2007. Worst quarter: –2.32%, for the quarter ended September 30, 2008.

Short-Term Bond Fund

Best quarter: 2.22%, for the quarter ended December 31, 2008. Worst quarter: –0.73%, for the quarter ended June 30, 2008.

High-Yield Fund

Best quarter: 2.98%, for the quarter ended March 31, 2007. Worst quarter: –12.67%, for the quarter ended December 31, 2008.

Tax-Exempt Bond Fund

Best quarter: 2.58%, for the quarter ended September 30, 2007. Worst quarter: –2.01%, for the quarter ended September 30, 2008.

40  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

ANNUAL TOTAL RETURNS FOR THE RETAIL CLASS (%)	(concluded)

Inflation-Linked Bond Fund

Best quarter: 5.40%, for the quarter ended March 31, 2008. Worst quarter: –3.55%, for the quarter ended September 30, 2008.

Money Market Fund

Best quarter: 1.65%, for the quarter ended December 31, 2000. Worst quarter: 0.25%, for the quarter ended March 31, 2004.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  41

AVERAGE ANNUAL TOTAL RETURNS FOR RETAIL CLASS SHARES

For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Growth & Income Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–35.16%	1.12%[1]	–1.39%[1]
Return After Taxes on Distributions	–35.29%	0.27%[1]	–2.04%[1]
Return After Taxes on Distributions and Sale of Fund Shares	–22.61%	1.00%[1]	–1.26%[1]
S&P® 500 Index	–37.00%	–2.19%	–2.72%

International Equity Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–49.65%	1.33%[1]	1.59%[1]
Return After Taxes on Distributions	–49.96%	–0.68%[1]	0.24%[1]
Return After Taxes on Distributions and Sale of Fund Shares	–31.67%	1.55%[1]	1.44%[1]
MSCI EAFE® Index	–43.38%	1.66%	0.45%

Large-Cap Growth Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–41.24%	—	–10.87%
Return After Taxes on Distributions	–41.31%	—	–11.20%
Return After Taxes on Distributions and Sale of Fund Shares	–26.72%	—	–8.94%
Russell 1000® Growth Index	–38.44%	—	–10.87%

Large-Cap Value Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–39.95%	–1.68%	4.19%
Return After Taxes on Distributions	–40.21%	–2.90%	2.85%
Return After Taxes on Distributions and Sale of Fund Shares	–25.63%	–1.43%	3.45%
Russell 1000® Value Index	–36.85%	–0.79%	4.49%

Mid-Cap Growth Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–46.38%	–2.94%	4.82%
Return After Taxes on Distributions	–46.38%	–3.54%	4.13%
Return After Taxes on Distributions and Sale of Fund Shares	–30.14%	–2.26%	4.28%
Russell Midcap® Growth Index	–44.32%	–2.33%	4.96%

Mid-Cap Value Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–40.66%	1.10%	7.75%
Return After Taxes on Distributions	–40.92%	–0.21%	6.36%
Return After Taxes on Distributions and Sale of Fund Shares	–26.22%	0.82%	6.50%
Russell Midcap® Value Index	–38.44%	0.33%	6.29%

42  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

AVERAGE ANNUAL TOTAL RETURNS FOR RETAIL CLASS SHARES	(continued)

For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Small-Cap Equity Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–32.89%	–1.61%	5.80%
Return After Taxes on Distributions	–32.94%	–3.04%	4.16%
Return After Taxes on Distributions and Sale of Fund Shares	–21.31%	–1.54%	4.67%
Russell 2000® Index	–33.79%	–0.93%	6.33%

Equity Index Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–37.32%	–2.03%[1]	–2.14%[1]
Return After Taxes on Distributions	–37.51%	–2.56%[1]	–2.66%[1]
Return After Taxes on Distributions and Sale of Fund Shares	–24.01%	–1.59%[1]	–1.83%[1]
Russell 3000® Index	–37.31%	–1.95%	–2.02%

Social Choice Equity Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–36.24%	–1.86%[1]	–2.14%[1]
Return After Taxes on Distributions	–36.48%	–2.20%[1]	–2.57%[1]
Return After Taxes on Distributions and Sale of Fund Shares	–23.27%	–1.51%[1]	–1.89%[1]
Russell 3000® Index	–37.31%	–1.95%	–2.02%

Real Estate Securities Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–38.72%	–0.66%	5.58%
Return After Taxes on Distributions	—	—	—
Return After Taxes on Distributions and Sale of Fund Shares	—	—	—
Dow Jones Wilshire Real Estate Securities Index[2]	–39.83%	0.65%	5.93%

Managed Allocation Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–28.58%	—	–6.28%
Return After Taxes on Distributions	–29.21%	—	–7.38%
Return After Taxes on Distributions and Sale of Fund Shares	–18.38%	—	–5.73%
Russell 3000® Index	–37.31%	—	–11.05%
Managed Allocation Fund Composite Index (45% Russell 3000®, 40% Barclays Capital U.S. Aggregate Bond[3], and 15% MSCI EAFE)	–21.98%	—	–3.44%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  43

AVERAGE ANNUAL TOTAL RETURNS FOR RETAIL CLASS SHARES	(continued)

For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Bond Fund
Class Inception Date: March 31, 2006
Return Before Taxes	2.85%	3.92%[1]	5.75%[1]
Return After Taxes on Distributions	1.22%	2.30%[1]	3.57%[1]
Return After Taxes on Distributions and Sale of Fund Shares	1.83%	2.40%[1]	3.60%[1]
Barclays Capital U.S. Aggregate Bond Index[3]	5.24%	4.65%	6.10%

Bond Plus Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–2.49%	—	2.52%
Return After Taxes on Distributions	–4.22%	—	0.76%
Return After Taxes on Distributions and Sale of Fund Shares	–1.61%	—	1.15%
Barclays Capital U.S. Aggregate Bond Index[3]	5.24%	—	6.26%

Short-Term Bond Fund
Class Inception Date: March 31, 2006
Return Before Taxes	2.47%	—	4.20%
Return After Taxes on Distributions	1.00%	—	2.60%
Return After Taxes on Distributions and Sale of Fund Shares	1.59%	—	2.65%
Barclays Capital 1-5 Year U.S. Government/Credit Index[3]	5.12%	—	5.98%

High-Yield Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–19.56%	—	–4.27%
Return After Taxes on Distributions	–22.02%	—	–6.81%
Return After Taxes on Distributions and Sale of Fund Shares	–12.47%	—	–4.82%
Merrill Lynch BB/B Cash Pay Issuer Constrained Index	–23.23%	—	–5.84%

Tax-Exempt Bond Fund
Class Inception Date: March 31, 2006
Return Before Taxes	–2.04%	—	2.23%
Return After Taxes on Distributions	–2.05%	—	2.21%
Return After Taxes on Distributions and Sale of Fund Shares	–0.08%	—	2.44%
Barclays Capital 10-Year Municipal Bond Index[3]	1.52%	—	3.85%

44  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

AVERAGE ANNUAL TOTAL RETURNS FOR RETAIL CLASS SHARES	(concluded)

For the Periods Ended December 31, 2008
(Before and After Taxes)

	One Year	Five Years	Since Inception

Inflation-Linked Bond Fund
Class Inception Date: October 1, 2002
Return Before Taxes	–1.67%	3.92%	4.55%
Return After Taxes on Distributions	–3.70%	2.12%	2.78%
Return After Taxes on Distributions and Sale of Fund Shares	–1.01%	2.37%	2.91%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)[3]	–2.35%	4.07%	4.76%

Money Market Fund
Class Inception Date: March 31, 2006
Return Before Taxes	2.73%	3.47%[1]	3.51%[1]
iMoneyNet Money Fund Report Average™—All Taxable	2.04%	2.93%	3.72%

Current performance of the Funds’ Retail Class shares may be higher or lower than that shown above. For current performance information of the Retail Class, including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800-842-2776.

[1]

The performance shown for the Retail Class that is prior to its inception date is based on the performance of the Fund’s Institutional Class, which commenced on July 1, 1999. The performance for these periods has not been restated to reflect the higher expenses of the Retail Class. If those higher expenses had been reflected, the performance would have been lower.

[2]

Beginning on April 1, 2009, the Real Estate Security Fund’s benchmark index will change from the Dow Jones Wilshire Real Estate Securities Index to the FTSE NAREIT Equity REITS Index. For more information about the Fund’s new and old benchmark indices, please see “More About Benchmarks and Other Indices” below.

[3]

In November of 2008, the names of these indices were changed from Lehman Brothers to Barclays Capital in connection with the rebranding by Barclays Capital of its unified family of indices. These name changes do not constitute a substantive change in the Funds’ respective benchmarks; rather, they merely constitute a change in the branded name of the benchmarks.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes.

          Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

          The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs.

          Each benchmark index to which each Fund is compared is described below in more detail in “More About Benchmarks and Other Indices.” The returns shown for the benchmark indices reflect no deductions for fees, expenses or taxes.

          For the Money Market Fund’s most current 7-day yield, please call us at 800 842-2888.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  45

FEES AND EXPENSES

         Fees and Expenses for the Retail Class Shares

          The following tables describe the fees and expenses that you pay if you buy and hold Retail Class shares of the Funds:

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Retail Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption or Exchange Fee[1]	2.00%
Small Account Maintenance Fee (annual fee on accounts under $2,000)[2]	$15.00

ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)

RETAIL CLASS	Management Fees	Distribution (12b-1) Fees [3,4]	Other Expenses	Acquired Fund Fees and Expenses [5]	Total Annual Fund Operating Expenses	Waivers and Expense Reimburse- ments[6]	Net Annual Fund Operating Expenses

Growth & Income Fund	0.45%	0.25%	0.23%	0.00%	0.93%	0.02%[7]	0.91%
International Equity Fund[1]	0.49%	0.25%	0.20%	0.00%	0.94%	0.00%	0.94%
Large-Cap Growth Fund	0.45%	0.25%	0.37%	0.00%	1.07%	0.16%[7]	0.91%
Large-Cap Value Fund	0.45%	0.25%	0.19%	0.00%	0.89%	0.00%	0.89%
Mid-Cap Growth Fund	0.48%	0.25%	0.25%	0.01%	0.99%	0.04%	0.95%
Mid-Cap Value Fund	0.47%	0.25%	0.17%	0.01%	0.90%	0.00%	0.90%
Small-Cap Equity Fund[1]	0.48%	0.25%	0.25%	0.00%	0.98%	0.04%	0.94%
Equity Index Fund	0.04%	0.25%	0.15%	0.00%	0.44%	0.00%	0.44%
Social Choice Equity Fund	0.15%	0.25%	0.15%	0.01%	0.56%	0.00%	0.56%
Real Estate Securities Fund	0.50%	0.25%	0.20%	0.00%	0.95%	0.00%	0.95%
Managed Allocation Fund	0.00%	0.25%	0.17%	0.46%	0.88%	0.17%	0.71%[8]
Bond Fund	0.30%	0.25%	0.08%	0.00%	0.63%	0.00%	0.63%
Bond Plus Fund	0.30%	0.25%	0.25%	0.00%	0.80%	0.10%	0.70%
Short-Term Bond Fund	0.25%	0.25%	0.23%	0.00%	0.73%	0.08%	0.65%
High-Yield Fund[1]	0.35%	0.25%	0.16%	0.00%	0.76%	0.01%	0.75%
Tax-Exempt Bond Fund	0.30%	0.25%	0.16%	0.00%	0.71%	0.01%	0.70%
Inflation-Linked Bond Fund	0.30%	0.25%	0.14%	0.00%	0.69%	0.00%	0.69%
Money Market Fund	0.10%	0.25%	0.12%	0.00%	0.47%	0.00%	0.47%

[1]

This fee (the “Redemption Fee”) applies and is payable to the indicated Funds on shares of those Funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances. See “Other Investor Information—Redemption or Exchange Fee” for more information.

[2]	The Small Account Maintenance Fee will be deducted from your Fund account. See “Other Investor Information—Small Account Maintenance Fee” for more information.

[3]

Retail Class shareholders of these Funds have approved a Distribution (12b-1) Plan for the Retail Class with a maximum annual reimbursement rate of 0.25% of average daily net assets. This plan is subject to a waiver agreement with the Funds' distributor, Teachers Personal Investors Services, Inc. (“TPIS”), in which TPIS has agreed not to seek any reimbursements under the Plan through January 31, 2010. However, this agreement may be terminated before this date with the approval of the Board of Trustees. Because there is

46  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

a possibility that this waiver may be discontinued prior to January 31, 2010, we have included the effect of the Funds’ anticipated 12b-1 expenses in the “Distribution (12b-1) Fees” column above. However, if the 12b-1 waiver agreement were reflected in the chart above, each Fund would have 0.00% in the column entitled “Distribution (12b-1) Fees” and the Funds’ “Total Annual Fund Operating Expenses” and “Net Annual Fund Operating Expenses” would be as follows, respectively: Growth & Income: 0.68% and 0.66%; International Equity Fund: 0.69% and 0.69%; Large-Cap Growth Fund: 0.82% and 0.66%; Large-Cap Value Fund: 0.64% and 0.64%; Mid-Cap Growth Fund: 0.74% and 0.70%; Mid-Cap Value Fund: 0.65% and 0.65%; Small-Cap Equity Fund: 0.73% and 0.69%; Equity Index Fund: 0.19% and 0.19%; Social Choice Equity Fund: 0.31% and 0.31%; Real Estate Securities Fund: 0.70% and 0.70%; Managed Allocation Fund: 0.63% and 0.46%; Bond Fund: 0.38% and 0.38%; Bond Plus Fund: 0.55% and 0.45%; Short-Term Bond Fund: 0.48% and 0.40%; High-Yield Fund: 0.51% and 0.50%; Tax-Exempt Bond Fund: 0.46% and 0.45%; Inflation-Linked Bond Fund: 0.44% and 0.44%; and Money Market Fund: 0.22% and 0.22%.

[4]

Since the “Distribution (12b-1) Fees” have not been previously paid by the Retail Class of the Funds, the expenses shown in this column are estimated based on the Funds' 2008 financial statements, as well as projections of additional amounts of other distribution and shareholder servicing expenses that the Funds anticipate paying to TPIS through the Retail Class 12b-1 Plan if the Board of Trustees agrees to terminate the current waiver agreement during the year and the Retail Class 12b-1 Plan became effective during the year.

[5]

“Acquired Funds Fees and Expenses” are the Funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Funds’ 2008 annual report.

[6]

Under the Funds’ expense reimbursement arrangements, Advisors has contractually agreed to reimburse the Funds for such Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses) that exceed the following annual rates of average daily net assets: 0.00% for Managed Allocation Fund; 0.23% for Equity Index Fund; 0.25% for Money Market Fund; 0.36% for Social Choice Equity Fund; 0.40% for Short-Term Bond Fund; 0.45% for Bond Fund, Bond Plus Fund, Tax-Exempt Bond and Inflation-Linked Bond Fund; 0.50% for High-Yield Fund; 0.66% for the Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.69% for the Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.71% for Real Estate Securities Fund; and 0.74% for International Equity Fund. These expense reimbursement arrangements will continue through at least April 30, 2010 for the Equity Index Fund and January 31, 2010 for the other Funds, and can only be changed with the approval of the Board of Trustees.

[7]

The Management Fee rate shown in the chart above reflects the full contractual rate that will be charged to the Funds during 2009. This rate differs from the Funds’ actual Management Fee rate during 2008, because the Funds Management Fee was subject to a waiver for the first four months of that year.

[8]

Advisors does not receive a management fee for its services to the Managed Allocation Fund and has contracted to reimburse the Fund for all its direct expenses through January 31, 2010. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the underlying funds in which the Managed Allocation Fund invests. The Fund’s “Acquired Fund Fees and Expenses” in the table are based on the Fund’s historical allocations as of September 30, 2008.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   47

         Example

          The following example is intended to help you compare the cost of investing in Retail Class shares of the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 as an initial investment in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. It is based on the net annual operating expenses described in the fee table. The table below assumes that there is no expense reimbursement agreement in place after April 30, 2010 for the Equity Index Fund and January 31, 2010 for the other Funds. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Growth & Income Fund	$93	$294	$512	$1,141
International Equity Fund	$96	$300	$520	$1,155
Large-Cap Growth Fund	$93	$319	$569	$1,286
Large-Cap Value Fund	$91	$284	$493	$1,096
Mid-Cap Growth Fund	$97	$310	$542	$1,208
Mid-Cap Value Fund	$92	$287	$498	$1,108
Small-Cap Equity Fund[1]	$96	$307	$536	$1,196
Equity Index Fund	$45	$141	$246	$555
Social Choice Equity Fund	$57	$179	$313	$701
Managed Allocation Fund	$72	$262	$474	$1,086
Real Estate Securities Fund	$97	$303	$525	$1,166
Bond Fund	$64	$202	$351	$786
Bond Plus Fund	$72	$242	$431	$977
Short-Term Bond Fund	$66	$222	$395	$896
High-Yield Fund	$77	$241	$421	$941
Tax-Exempt Bond Fund	$72	$226	$394	$881
Inflation-Linked Bond Fund	$70	$221	$384	$859
Money Market Fund	$48	$151	$263	$591

ADDITIONAL INFORMATION ABOUT
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT MANAGEMENT STYLES

          Growth Investing. This is a portfolio management style that seeks securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong industry. Generally, growth investing entails analyzing the quality of an issuer’s earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and

48  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company’s securities.

          Value Investing. This is a portfolio management style that typically seeks securities that:

•	Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

•	Can be acquired for less than what one believes is the issuer’s potential value; and

•	Appear attractive using discounted cash flow models.

          Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of “special situation” companies. A special situation company is one that Advisors believes to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer’s potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT BENCHMARKS AND OTHER INDICES

          The benchmarks and indices described below are unmanaged, and you cannot invest directly in the index.

         Russell 1000® Growth Index

          This is the benchmark index for the Large-Cap Growth Fund. The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2008 the market capitalization of companies in the Russell 1000® Growth Index ranged from $17 million to $423.5 billion, with a mean market capitalization of $58.3 billion and a median market capitalization of $3.3 billion. The Russell Investment Group determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.

          S&P 500® Index

          This is the benchmark index for the Growth & Income Fund. The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   49

overall health of the U.S. stock market. The index covers industrial, utility, technology, financial, and other companies of the U.S. markets. The index focuses on the large-cap segment of the market, with 75% coverage (by market capitalization) of U.S. equities. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

           MSCI EAFE® Index

          This is the benchmark index for the International Equity Fund. The MSCI EAFE® Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America—in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world.

          The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

          Russell 1000® Value Index

          This is the benchmark for the Large-Cap Value Fund. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2008, the market capitalization of companies in the Russell 1000® Value Index ranged from $17 million to $423.5 billion, with a mean market capitalization of $89.5 billion and a median market capitalization of $2.7 billion.

           Russell Midcap® Growth Index

          This is the benchmark for the Mid-Cap Growth Fund. The Russell Midcap® Growth Index is a subset of the Russell Midcap® Index, which represents the 800 U.S. equity securities in market capitalization following the top 200 U.S. equity

50  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

securities. The Russell Midcap® Growth Index contains higher weightings in roughly one-third of these 800 Russell Midcap securities with higher relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2008, the market capitalization of companies in the Russell Midcap® Growth Index ranged from $17 million to $15.4 billion, with a mean market capitalization of $5.4 billion and a median market capitalization of $2.5 billion.

           Russell Midcap® Value Index

          This is the benchmark for the Mid-Cap Value Fund. The Russell Midcap® Value Index is a subset of the Russell Midcap® Index, which represents the 800 largest U.S. equity securities in market capitalization after the largest 200 U.S. equity securities. The Russell Midcap® Value Index contains higher weightings of roughly one-third of these 800 Russell Midcap securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell Midcap® Value Index has higher weightings in those sectors of the market with typically lower relative valuations, including sectors such as financial services and energy. As of December 31, 2008, the market capitalization of companies in the Russell Midcap® Value Index ranged from $17 million to $13.6 billion, with a mean market capitalization of $5.0 billion and a median market capitalization of $2.3 billion.

           Russell 2000® Index

          This is the benchmark for the Small-Cap Equity Fund. The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2008, the market capitalization of companies in the Russell 2000® Index ranged from $2 million to $3.5 billion, with a mean market capitalization of $846 million and a median market capitalization of $301 million. The Russell Investment Group determines the composition of the index based solely on market capitalization, and can change its composition at any time.

           Russell 3000® Index

          This is the benchmark for the Equity Index Fund and the Social Choice Equity Fund. The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98% of the total market capitalization of the publicly-traded U.S. equity market. As of December 31, 2008, the market capitalization of companies in the Russell 3000® Index ranged from $2 million to $423.5 billion, with a mean market capitalization of $68.4 billion and a median market capitalization of $546 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

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          Real Estate Securities Fund Indices

          Until April 1, 2009, the Dow Jones Wilshire Real Estate Securities Index (“DJWRESI”) will be the benchmark for the Real Estate Securities Fund. The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly-traded real estate securities, such as REITs and real estate operating companies (“REOCs”). The DJWRESI is capitalization weighted, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the DJWRESI are equity owners and operators of commercial real estate deriving 75% or more of their total revenues from the ownership and operation of real estate assets. Excluded from the DJWRESI are mortgage REITs, net lease REITs, real estate finance companies, home builders, large land owners and subdividers, hybrid REITs, and companies with more than 25% of their assets in direct mortgage investments. A Company in the DJWRESI must have a capitalization of at least $200 million at the time of its inclusion. If a company’s total market capitalization falls below $100 million and remains at that level for two consecutive quarters, it will be removed from the index.

          Effective April 1, 2009 the new index for the Real Estate Securities Fund will be the FTSE NAREIT Equity REITS Index (“NAREIT Index”). The NAREIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded equity REITs as a whole. The constituents of the NAREIT Index are those firms that own, manage and lease investment-grade commercial real estate. Specifically, a company is classified as an Equity REIT if 75% or more of its gross invested book assets are invested in real property. Constituents of the NAREIT Index must meet FTSE’s standard index methodology including minimum size, liquidity criteria and free float adjustments. Only companies valued at more than $100 million (on the date at which the data for the review are taken) will be included in the index. Securities which have not turned over at least 0.5% of their shares in issue (after the application of investability weightings) per month for ten of the twelve months prior to a full market review are not eligible for inclusion in the index. Existing constituents of the NAREIT Index failing to trade at least 0.5% of their shares in issue (after the application of any investability weightings) per month for more than four of the twelve months prior to the review will be removed. An issuer that has a free float of less than or equal to 15% will be ineligible for inclusion in the index.

          The Real Estate Securities Fund adopted the NAREIT Index as the Fund’s new benchmark for a number of reasons. The NAREIT Index is considered to be a more a comprehensive and actively monitored benchmark, and contains better index constituency disclosure and data availability, than the DJWRESI. In addition, NAREIT is the most widely used benchmark provider among peer funds and is one of the largest and most respected advocacy groups in the industry.

52  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

          Barclays Capital U.S. Aggregate Bond Index

          This is the benchmark for the Bond Fund and the Bond Plus Fund. The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Index) covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 9,168 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

          Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L)

          This is the benchmark for the Inflation-Linked Bond Fund. The Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L) (formerly known as the Lehman Brothers U.S. Treasury Inflation-Protected Securities Index) measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index (“CPI”). To be selected for inclusion in the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L), the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million.

          Barclays Capital 1-5 Year U.S. Government/Credit Index

          This is the benchmark for the Short-Term Bond Fund. The Barclays Capital 1-5 Year U.S. Government/Credit Index (formerly known as the Lehman Brothers U.S. Government/Credit (1-5 year) Index) tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1-5 year maturities.

          Merrill Lynch BB/B Cash Pay Issuer Constrained Index

          This is the benchmark for the High-Yield Fund. The Merrill Lynch BB/B Cash Pay Issuer Constrained Index tracks the performance of bond securities that pay interest in cash and have a credit rating of BB or B. Merrill Lynch uses a composite of Fitch, Inc., Moody’s and S&P’s credit ratings in selecting bonds for this index. These ratings measure the risk that the bond issuer will fail to pay interest or to repay principal in full. The index is market weighted, so that larger bond issues have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index.

          Barclays Capital 10-Year Municipal Bond Index

          This is the benchmark for the Tax-Exempt Bond Fund. The Barclays Capital 10-Year Municipal Bond Index (formerly known as the Lehman Brothers 10-Year Municipal Bond Index) is a weighted index that tracks the performance of long-

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   53

term, tax-exempt bonds, meaning that the return of a larger security has a greater effect on the index’s return than that of a smaller one. Bonds in the index must have a minimum credit rating of Baa3/BBB– or higher, an outstanding par value of at least $7 million, and be issued as part of a transaction of at least $75 million.

          Composite Index for the Managed Allocation Fund

          The Managed Allocation Fund’s benchmark index is a composite index that is made up of three unmanaged benchmark indices. Each of these unmanaged benchmark indices represents the three types of market sectors in which the Fund invests, i.e., domestic equity, international equity and fixed income. The domestic equity market sector is represented by the Russell 3000® Index, the international equity sector is represented by the MSCI EAFE® Index and the fixed-income sector is represented by the Barclays Capital U.S. Aggregate Bond Index. The composite index is created by applying the results of the benchmark for each of these three market sectors in proportion to the Fund’s target allocations among the three market sectors. Prior to July 1, 2008, the old composite benchmark index of the Fund was created using the benchmarks of the Fund’s underlying funds in the same proportions as the Fund’s allocations to those underlying funds.

ADDITIONAL INVESTMENT STRATEGIES

          The Equity Funds

          The Equity Funds may also invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments for cash management and other purposes. These securities help the Funds maintain liquidity, use cash balances effectively and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities.

          Each Equity Fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Funds may use such options and futures contracts for hedging and cash management purposes and to increase total return. Futures contracts permit a Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

          Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Equity Funds may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When an Equity Fund invests in ETFs or other investment companies, the

54  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

Fund bears a proportionate share of expenses charged by the investment company in which it invests. To manage currency risk, these Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          The Equity Funds can also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFD”), an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with the Fund’s investment objective and restrictions, policies and current regulations.

          The Real Estate Securities Fund

          The Real Estate Securities Fund may utilize the investment strategies used by the Equity Funds that are described above, as well as the investment strategies used by the Fixed-Income Funds that are described below.

          The Fixed-Income Funds

          The Fixed-Income Funds may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, these Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. These Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fund’s investment objective and restrictions. In addition, the Fixed-Income Funds may invest in other investment companies, such as ETFs, for cash management and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When invested in other investment companies, the Funds will bear their proportionate share of expenses charged by these investment companies.

          The Money Market Fund

          The Money Market Fund seeks to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. The Money Market Fund cannot assure you that it will be able to maintain a stable net asset value of $1.00 per share.

          Please see the SAI for more information on these and other investments the Funds may utilize.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   55

PORTFOLIO HOLDINGS

          A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Funds’ SAI.

PORTFOLIO TURNOVER

          A Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in (1) greater brokerage commission expenses or other transaction costs borne by a Fund and, ultimately, by shareholders and (2) higher amounts of realized investment gain subject to the payment of taxes by shareholders. Also, a high portfolio turnover rate for a Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. None of the Funds are subject to a specific limitation on portfolio turnover, and securities of each Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. In general, the actively-managed Equity Funds will have higher portfolio turnover rates than the Index Fund. Also certain trading strategies utilized by the Fixed-Income Funds may increase portfolio turnover. The portfolio turnover rates of the Funds (other than the Money Market Fund) during recent fiscal periods are included below in their Financial Highlights. The Funds are generally managed without regard to tax ramifications. The Funds may have investors that are funds of funds, education savings plans or other asset allocation programs that are also managed by Advisors. These investors may engage in reallocations, rebalancings or other activity that may increase the Funds’ portfolio turnover rates and brokerage costs. Advisors may employ various portfolio management strategies to attempt to minimize any potential disruptive effects or costs of such activity.

SHARE CLASSES

          Each Fund may also offer Institutional or Retirement Class shares. However, each Fund does not necessarily offer all three share classes. Each Fund’s investments are held by the Fund as a whole, not by a particular share class, so your money will be invested the same way no matter which class of shares you hold. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. Please use the respective prospectuses for each of the classes for more information, including expenses and eligibility requirements. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Funds if you have questions or would like assistance in determining which class is right for you.

56  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

MANAGEMENT OF THE FUNDS

THE FUNDS’ INVESTMENT ADVISER

          Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly-owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Life Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“Investment Management”), the personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2008, Advisors and Investment Management together had approximately $158 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Funds offered in this Prospectus, however, pay the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The fees paid by the Funds to Advisors and its affiliates are intended to compensate these service providers for their services to the Funds and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the Funds.

          Advisors’ duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Funds, such as the custodian and transfer agent.

          Advisors manages the assets of the Funds described in this Prospectus pursuant to a written investment management agreement with the Trust. The annual investment management fees charged under the management agreement with respect to each Fund are as follows:

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   57

INVESTMENT MANAGEMENT FEES

Fund(s)	Assets Under Management (Billions)	Fee Rate (average daily net assets)

International Equity Fund*	$0.0—$1.0	0.50%
Real Estate Securities Fund*	Over $1.0—$2.5	0.48%
	Over $2.5—$4.0	0.46%
	Over $4.0	0.44%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.49% and 0.50% for the International Equity Fund and Real Estate Securities Fund, respectively.

Growth & Income Fund*	$0.0—$1.0	0.45%
Large-Cap Value Fund*	Over $1.0—$2.5	0.43%
Large-Cap Growth Fund*	Over $2.5—$4.0	0.41%
	Over $4.0	0.39%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.45% for each of the Growth & Income Fund, Large-Cap Value Fund and Large-Cap Growth Fund, respectively.

Mid-Cap Growth Fund*	$0.0—$0.5	0.48%
Mid-Cap Value Fund*	Over $0.5—$0.75	0.46%
Small-Cap Equity Fund*	Over $0.75—$1.00	0.44%
	Over $1.0	0.42%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.48%, 0.47% and 0.48% for the Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund, respectively.

Equity Index Fund	All Assets	0.04%

Social Choice Equity Fund	All Assets	0.15%

Bond Fund*	$0.0—$1.0	0.30%
Inflation-Linked Bond Fund*	Over $1.0—$2.5	0.29%
Bond Plus Fund*	Over $2.5—$4.0	0.28%
Tax-Exempt Bond Fund*	Over $4.0	0.27%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.30% for each of the Bond Fund, Inflation-Linked Bond Fund, Bond Plus Fund and Tax Exempt Bond Fund.

Manager Allocation Fund	All Assets	0.00%

Short-Term Bond Fund*	$0.0—$1.0	0.25%
	Over $1.0—$2.5	0.24%
	Over $2.5—$4.0	0.23%
	Over $4.0	0.22%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.25% for the Short-Term Bond Fund.

High-Yield Fund*	$0.0—$1.0	0.35%
	Over $1.0—$2.5	0.34%
	Over $2.5—$4.0	0.33%
	Over $4.0	0.32%

For the fiscal year ended September 30, 2008, the effective annual fee rate was 0.35% for the High-Yield Fund.

Money Market Fund	All Assets	0.10%

*	To understand the impact of these break points, please see the Funds’ most recent shareholder report or go to www.tiaa-cref.org for the Funds’ net assets as of a relatively recent date.

58  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

          A discussion regarding the basis for the Board of Trustees’ most recent approval of each of the Fund’s investment management agreements is available in the Funds’ annual shareholder report for the fiscal year ended September 30, 2008. For a free copy of the Funds’ shareholder reports, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org/mfs or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAMS

          Each Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to each Fund’s investments. The following is a list of members of the management teams primarily responsible for managing each Fund’s investments, along with their relevant experience. The members of the team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

GROWTH & INCOME FUND

Susan Kempler Managing Director	Stock Selection — Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap core portfolios), Citigroup Asset Management – 1997 to 2005 (portfolio management of domestic large- and mid-cap core portfolios)	2005	1987	2005

William M. Riegel Managing Director	Portfolio Risk Management	Advisors, TIAA and its affiliates – April 1, 2008 to Present (Head of Global Equity Investments), 1999 to 2008 (Head of Global Equity Portfolio Management)	1999	1979	2007

INTERNATIONAL EQUITY FUND

Shigemi (Amy) Hatta Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2007 to Present (portfolio management of international large-cap core portfolios), 2002 to 2007 (head of Japan equity research team)	2002	1995	2007

Christopher F. Semenuk Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1993 to Present (portfolio management ofinternational large-cap core portfolios)	1993	1987	1999

TIAA-CREF Funds ▪ Retail Class ▪  Prospectus  59

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

LARGE-CAP GROWTH FUND

Susan Hirsch Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates – 2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2005

LARGE-CAP VALUE FUND

Richard Cutler Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1997 to Present (portfolio management of domestic large-cap value portfolios)	1997	1991	2002

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates – 2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

MID-CAP GROWTH FUND

George (Ted) Scalise, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic mid-cap growth portfolios), Duncan-Hurst Capital Management – 1996 to 2006 (portfolio management of domestic large- and mid-cap growth portfolios)	2006	1995	2006

Susan Hirsch Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic large-cap portfolios), Jennison Associates – 2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2007

60  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

MID-CAP VALUE FUND

Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection – Lead Portfolio Manager	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates – 2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

Richard Cutler Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 1997 to Present (portfolio management of domestic large-cap value portfolios)	1997	1991	2002

SMALL-CAP EQUITY FUND

Michael S. Shing, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios), Barclays Global Investors – 1993 to 2004 (Research Officer responsible for Japanese equity strategy and portfolio management of Japanese equity portfolios)	2004	1990	2004

Adam Cao Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios), Procinea Management – 2005 to 2006 (quantitative market research associate for alternative asset classes), Advisors, TIAA and its affiliates – 2004 to 2005 (quantitative equity market research with coverage of domestic and global multi-cap portfolios), Barra – 1996 to 2004 (quantitative equity market research and risk modeling)	2004	1996	2005

TIAA-CREF Funds ▪ Retail Class ▪  Prospectus  61

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

EQUITY INDEX FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

SOCIAL CHOICE EQUITY FUND

Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2005 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management – 1997 to 2005 (portfolio manager for a variety of equity index strategies)	2005	1991	2005

Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services – 2001 to 2004 (portfolio manager for a variety of equity index strategies)	2004	1987	2004

62  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

REAL ESTATE SECURITIES FUND

David Copp Director	Stock Selection – REITS	Advisors, TIAA and its affiliates – 2004 to Present (portfolio management of domestic REIT portfolios), RBC Capital Markets – 2002 to 2005 (senior research analyst covering REITs)	2005	1996	2005

Brendan W. Lee Associate	Stock Selection – REITs	Advisors, TIAA and its affiliates – 2006 to Present (portfolio management of domestic REIT portfolios), Cliffwood Partners – 1998 to 2006 (senior research analyst supporting REIT hedge fund and long-only strategies)	2006	1998	2006

Saira Malik Managing Director	Stock Selection	Advisors, TIAA and its affiliates – 2003 to Present (Head of Domestic Equity Research)	2003	1996	2008

MANAGED ALLOCATION FUND

John M. Cunniff, CFA Managing Director	Asset Allocation (Allocation Strategies)	Advisors, TIAA and its affiliates – 2006 to Present. (quantitative portfolio manager); Morgan Stanley Investment Management – 2001 to 2006 (U.S. Research Director (oversight of equity research analysis team for U.S. market segments))	2006	1992	2006

Hans L. Erickson, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1996 to Present (oversight responsibility for all quantitative equity strategies, equity index funds and asset allocation funds)	1996	1988	2006

Pablo Mitchell Associate	Asset Allocation (Daily Portfolio Management)	Advisors, TIAA and its affiliates – 2004 to Present (quantitative portfolio manager; various quantitative equity research responsibilities); Thomson Vestek – 2003 to 2004 (senior quantitative researcher for equity and fixed-income performance analysis and risk modeling)	2004	2002	2006

TIAA-CREF Funds ▪ Retail Class ▪  Prospectus  63

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously, head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	TAI, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

BOND PLUS FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously, head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

SHORT-TERM BOND FUND

Elizabeth (Lisa) D. Black, CFA Managing Director	Asset Allocation (General Oversight)	Advisors, TIAA and its affiliates – 1987 to Present (head of fixed-income portfolio management and asset allocation; previously, head of third-party fixed-income portfolio management teams)	1987	1987	2008

John M. Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	TAI, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

HIGH-YIELD FUND

Kevin R. Lorenz, CFA Managing Director	Lead Portfolio Manager	Advisors, TIAA and its affiliates – 1987 to Present (managing director and former analyst in private placements group (evaluating investment-grade and high-yield securities)	1987	1987	2006

64  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

			At TIAA	Total	On Team

TAX-EXEMPT BOND FUND

Peter Scola Managing Director	Fixed-Income Security Selection – Research	Advisors, TIAA and its affiliates – 1998 to Present (fixed-income credit research and portfolio management)	1998	1967	2006

INFLATION-LINKED BOND FUND

John M. Cerra Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TIAA and its affiliates – 1985 to Present (fixed-income credit research and portfolio management)	1985	1985	2003

MONEY MARKET FUND

Michael F. Ferraro, CFA Director	Fixed-Income Security Selection – Trader/Research	Advisors, TIAA and its affiliates – 1998 to Present (fixed-income credit research and portfolio management)	1998	1974	1999

          The Funds’ SAI provides additional disclosure about the compensation structure of each of the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

OTHER SERVICES

          Responsibility for payment of transfer agency, dividend disbursing, accounting, administrative and shareholder services is allocated either directly to the Funds or to Advisors through the Management Agreement.

TIAA-CREF Funds ▪ Retail Class ▪  Prospectus  65

DISTRIBUTION ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”) distributes each Fund’s shares. Each Fund has adopted a distribution plan under Rule 12b-1 with respect to Retail Class shares that allows the Fund to reimburse TPIS and other entities for expenses related to the sale and promotion of Retail Class shares.

          Under the plan, a Fund may reimburse TPIS or another entity up to 0.25% of average daily net assets attributable to Retail Class shares for distribution and promotion-related expenses as well as shareholder services. This plan became effective on February 1, 2006; however, TPIS has agreed not to seek reimbursement of any expenses under the plan through January 31, 2010. This agreement may be amended or terminated at any time by the Board of Trustees. Advisors, TPIS and their affiliates, at their own expense, may also continue to pay for distribution expenses of Retail Class shares. Because these fees are paid out of each Fund’s assets on an ongoing basis, once these fees begin to be charged, over time they will increase the cost of your investment.

          TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Fund. TPIS may seek reimbursement under the distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of Retail Class shares. In addition TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Retirement or Institutional Class shares. Payments to intermediaries may include payments to certain third party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. More information on the distribution arrangements appears in the SAI.

CALCULATING SHARE PRICE

          Each Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). The Funds do not price their shares on days that the NYSE is closed. Each Fund’s NAV is computed by calculating the value of the Fund’s assets, less its liabilities, and its NAV per share is computed by dividing its NAV allocable to each share class by the number of outstanding shares of that class.

          If a Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares.

          For Funds other than the Money Market Fund, the Funds generally use market quotations or values obtained from independent pricing services to value securities and other instruments held by the Funds. However, fixed-income

66  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

securities held by the Funds with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Funds will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. For example, the Funds might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before a Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Fund’s NAV. Although the Funds fair value portfolio securities on a security-by-security basis, Funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other Funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. Fair value pricing may occur, for instance, when there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Funds may fair value certain foreign securities when it is believed the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The Funds’ fair value pricing procedures provide, among other things, for the Funds to examine whether to fair value foreign securities when there is a significant movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. The Funds also examine the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Funds may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

          Money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  67

types of money market instruments along one axis and various maturities along the other.

          To calculate the Money Market Fund’s NAV per share, the Fund’s portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

          Each Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The following table shows how often the Funds plan to pay dividends:

Fund	Dividend Paid

Growth & Income Fund	Quarterly
International Equity Fund	Annually
Large-Cap Growth Fund	Annually
Large-Cap Value Fund	Annually
Mid-Cap Growth Fund	Annually
Mid-Cap Value Fund	Annually
Small-Cap Equity Fund	Annually
Equity Index Fund	Annually
Social Choice Equity Fund	Annually

Fund	Dividend Paid

Real Estate Securities Fund	Quarterly
Managed Allocation Fund	Quarterly
Bond Fund	Monthly
Bond Plus Fund	Monthly
Short-Term Bond Fund	Monthly
High-Yield Fund	Monthly
Tax-Exempt Bond Fund	Monthly
Inflation-Linked Bond Fund	Quarterly
Money Market Fund	Monthly

          The Bond Fund, Bond Plus Fund, Short-Term Bond Fund, High-Yield Fund, Tax-Exempt Bond Fund and Money Market Fund declare dividends as of each business day of the calendar year (to the extent such dividends are not previously distributed) and pay dividends monthly.

          The Funds intend to pay net capital gains, if any, annually. Holders of Retail Class shares can elect from among the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions will be automatically reinvested in additional shares of another Fund in which you already hold shares.

68  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

3.	Income-Earned Option. Your long-term capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions will be automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On each Fund’s distribution date, the Fund makes distributions on a per share basis to the shareholders who hold and have paid for Fund shares on the record date. The Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

TAXES

          As with any investment, you should consider how your investment in any Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from each Fund will be sent to you and the Internal Revenue Service (“IRS”). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are currently scheduled to apply through 2010. Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          A portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Fund. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  69

from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Funds are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Funds are also required to begin backup withholding if instructed by the IRS to do so.

          Buying a dividend. If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you hold your shares through a tax-deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Other restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a Fund may have to limit its investment in some types of instruments.

          Special considerations for certain institutional investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income received by the Fund from domestic (U.S.) sources.

70  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Special considerations for Inflation-Linked Bond Fund shareholders. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.

          Other Tax Matters. Certain investments of the Funds, including certain debt instruments, foreign securities, and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING OR
EXCHANGING SHARES

TYPES OF ACCOUNTS

          Retail Class shares of the Funds are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Financial advisor accounts.

•	Trust accounts (other than foreign trust accounts).

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and institutional accounts.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  71

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

•	Other accounts (and categories of shareholders) as may be approved from time to time.

          The Funds will only accept accounts with a U.S. address of record; we will not accept accounts with a foreign address of record. Additionally, the Funds will not accept a P.O. Box as the address of record.

          For more information about opening an IRA, corporate or institutional account, please call the Funds at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

HOW TO PURCHASE SHARES

          How to Open an Account and Make Subsequent Investments

          To open an account, send a completed application with your initial investment to the Funds’ transfer agent at the address below. If you want an application, or if you have any questions or need help completing the application, call one of the Funds’ consultants at 800 223-1200. You can also download and print the application from our website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments per Fund for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Funds have the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Funds will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Funds will not accept corporate checks for investment into non-corporate accounts. The Funds will not accept third party checks. (Any check not made payable directly to TIAA-CREF Funds-Retail Class will be considered a third party check). The Funds cannot accept checks made out to you or other parties and signed over to the Fund.

          The Funds consider all purchase requests to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

72  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

          To Open An Account On-Line: Please visit the Funds’ Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA) account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Funds—Retail Class, and application to:

First Class Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight Mail:	The TIAA-CREF Funds—Retail Class
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send a completed and signed application by mail, then call the Funds to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Funds—Retail Class;

•	Account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing);

•	The Fund(s) in which you want to invest, and amount per Fund to be invested

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to give us your name, address, Fund account number, and the Fund(s) you want to invest in and the amount to be invested in each Fund(s).

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Funds to take regular, automatic withdrawals from your bank account.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus    73

          To begin this service, send the Funds a voided checking or savings account investment slip. It will take the Funds up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Funds receive your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the TIAA-CREF Funds over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check was provided at the time the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Funds at 800 223-1200 any time after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Funds’ website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your social security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Funds will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

          Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Funds cannot accept purchase requests specifying a certain price, date, or number of shares. These type of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

74  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

•

The Funds reserve the right to reject any application, investment or purchase request. There may be circumstances when the Funds will not accept new investments in one or more of the Funds without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Funds’ Market Timing/Excessive Trading Policy (see below).

•

If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions, such as a higher minimum investment requirement, on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Funds do not receive good funds through wire transfer or electronic funds transfer, the Funds will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by any of the Funds or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, the Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Funds also reserve the right to restrict you from making future purchases in any of the Funds. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check, or through electronic funds transfer.

•

Federal law requires the Funds to obtain, verify and record information that identifies each person who opens an account. Until the Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  75

equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Funds or their intermediary or plan sponsor. Otherwise, shareholders interested in making in-kind purchases should contact the Funds directly.

HOW TO REDEEM SHARES

          You can redeem (sell) your Retail Class shares of the Funds at any time. Certain redemptions of shares of the International Equity Fund, Small-Cap Equity Fund and High-Yield Fund will be subject to the Redemption Fee (see the section entitled “Redemption or Exchange Fee” below). Redemptions must be for at least $250 or the balance of your investment in a Fund, if less. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Funds send your redemption proceeds (minus any applicable Redemption Fee) to you on the next business day after the Funds receive your request, but not later than seven days afterwards, assuming the request is received in good order by the Funds’ transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it will take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

          The Funds send redemption proceeds (minus any applicable Redemption Fee) to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address, or a different bank, the Funds generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Funds can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Funds, your redemption request is irrevocable and cannot be modified or canceled.

76  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Funds any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from Funds with balances of at least $5,000. The Funds will automatically redeem shares in a particular Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and from which Fund you want to redeem shares.

          If you want to set up a systematic redemption plan, contact the Funds and they will send you the necessary forms. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Funds can terminate the systematic redemption plan option at any time, although the Funds will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Funds. Requests to establish, terminate, or change the amount or frequency of redemptions will become effective within 5 days after the Funds receive your instructions.

          By Check: If you’ve elected the Money Market Fund’s check writing privilege, you can make redemptions from the Money Market Fund by check. All registered account owners must sign a signature card before the privilege can be exercised. You can establish check writing on your account when you apply or later upon request. Checks are issued 10 days after the check writing privilege has been added to the account.

          For joint accounts, the Funds require only the signature of any one owner on a check. You can write up to 24 checks per year, as long as each check is for at least $250. Checks written for less than $250 will not be honored. The Funds reserve the right to charge a $25 fee if there are insufficient Money Market Fund shares in your account to cover the amount of the check; or for each check you write if you have already written 24 checks in one year.

          You cannot write a check to close your Money Market Fund account because the value of the Fund changes daily as dividends are accrued. You also cannot write a check to redeem shares from the Money Market Fund for 10 days after your check or automatic investment plan payment to purchase Money Market Fund shares is received if your Fund account does not otherwise have a sufficient balance to support the redemption check.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   77

         Points To Remember When Redeeming:

•	The Funds cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Funds your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

         In-Kind Redemptions of Shares

          Certain large redemptions of Fund shares may be detrimental to a Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement it’s investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio instead of cash (minus any applicable Redemption Fee). This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s entire portfolio. The securities you receive will be selected by the Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

HOW TO EXCHANGE SHARES

          Exchanges involving shares of the International Equity Fund, Small-Cap Equity Fund and High-Yield Fund held less than 60 calendar days may be subject to the Redemption Fee (see below).

          Investors holding Retail Class shares of a Fund are accorded certain exchange privileges involving their Retail Class shares of a Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•	a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase Retail Class shares of another Fund;

•	a sale (redemption) of Retail Class shares of one Fund and the use of the proceeds to purchase shares of a mutual fund of TIAA-CREF Funds; and

•	a sale (redemption) of shares of a mutual fund of TIAA-CREF Funds and the use of the proceeds to purchase shares of the Retail Class shares of a Fund.

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a Fund in which you already own shares must be at least $50. An

78  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

exchange to a new Fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per Fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between Funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

         You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the Funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Funds automatically redeem Retail Class shares from a specified Fund and purchase Retail Class shares in another Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the Funds involved in the exchange. An exchange to a Fund in which you already own shares must be for at least $50, and an exchange to a new Fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per Fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Funds and they will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Funds. Requests to establish, terminate, or change the amount or frequency of exchanges will become effective within 5 days after we receive your instructions.

         Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   79

you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Funds reserve the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Funds may do this, in particular, when your transaction activity is believed to be harmful to the Funds, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable. We suggest you contact your tax advisor with any questions.

CONVERSION OF SHARES

          A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the same Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Funds’ transfer agent (or other authorized fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class computed that day. Please note that because the NAVs of each class of the Fund generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

         Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class and you hold your shares through a TIAA-CREF administered account, you may place an order for a share conversion by calling 800 223-1200. If you hold your shares through a plan or intermediary, please contact them regarding conversions. Please be sure to read the prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Funds nor Advisors have any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some plans

80  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

and intermediaries may not allow investors who own shares through them to make share conversions.

         Mandatory Conversions

          The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Funds will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Funds’ transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Intermediaries or plan sponsors may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Fund shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Small Account Maintenance Fee. The Fund charges an annual Small Account Maintenance Fee of $15.00 per Retail Class account (applicable to both retirement

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   81

and nonretirement accounts) in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). Investors cannot pay this fee by any other means besides an automatic deduction of the fee from their account.

          The annual Small Account Maintenance Fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that have aggregated non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP); and accounts held through tuition (529) programs. However, the annual Small Account Maintenance Fee will apply to individual retirement accounts and Coverdell education savings accounts. The Fund reserves the right to waive or reduce the annual Small Account Maintenance Fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual Small Account Maintenance Fee at any time without advance notice to shareholders.

          Minimum Account Size. Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Funds reserve the right to waive or reduce the minimum account size for any Fund account at any time. Additionally, the Funds may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

          Taxpayer Identification Number. If you hold your Fund shares directly, you must give the Fund your taxpayer identification number (which, for most individuals, is your Social Security number) and tell the Fund whether or not you are subject to back-up withholding for prior underreporting. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

          Changing Your Address. To change the address on your account, please call the Funds or send the Funds a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

          Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Funds may require a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a

82  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of United States stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a signature guarantee may be required, please contact us.

          Transferring Shares. You can transfer ownership of your account to another person or organization or change the name on your account by sending the Funds written instructions. Generally, each registered owners of the account must sign the request and provide medallion signature guarantees. When you change the name on an account, shares in that account are transferred to a new account.

          Transfer On Death. If you live in certain states, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer On Death (“TOD”) registration upon request. (Call us to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          Telephone and TIAA-CREF Web Center Transactions. The Funds are not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Funds also tape record telephone instructions and provide written confirmations of such instructions. The Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

          If you do not want to be able to effect transactions over the telephone, call the Funds for instructions.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Funds to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Funds may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account. Representatives of TPIS may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Funds. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They receive no commissions for these recommendations.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   83

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Funds, 730 Third Ave., New York, NY 10017-3206, Mail Stop 730/06/41, Attention: Director, Distribution Operations Services.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are shareholders who may try to profit from making transactions back and forth among the Funds, in an effort to “time” the market. As money is shifted in and out of the Funds, the Funds may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of a Fund, subsequently purchases or exchanges any monies back into that same Fund and then redeems or exchanges any monies out of that same Fund, the shareholder will not be permitted to transfer back into that same Fund through a purchase or exchange for 90 calendar days. The International Equity Fund, Small-Cap Equity Fund and High-Yield Fund will charge a Redemption Fee on redemptions of shares occurring within 60 calendar days of the initial purchase date of the shares. The Fee is intended to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in these Funds and to discourage short-term trading of Fund shares. See the section entitled “Redemption Or Exchange Fee” for additional information on the Redemption Fee.

          The Funds’ market timing policies and procedures will not be applied to the Money Market Fund or Short-Term Bond Fund or to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Funds’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Funds’ management. The Funds’ management may also waive the market timing policies and procedures when it is believed that such waiver is in a Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Fund’s

84  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

efficient portfolio management. The Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Funds’ portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Funds’ NAVs, thereby minimizing any potential stale price arbitrage.

          The Funds seek to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Funds may agree to defer to an intermediary’s market timing policy if the Funds’ management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Funds have the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Fund’s market timing policies.

          The Funds are not appropriate for market timing. You should not invest in the Funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in a Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

REDEMPTION OR EXCHANGE FEE

          As explained under “Fees and Expenses” the International Equity Fund, Small-Cap Equity Fund and High-Yield Fund charge a Redemption Fee of 2.00% of the amount redeemed on redemptions or exchanges out of Fund shares occurring within 60 calendar days of the initial purchase date for the shares.

          The Redemption Fee applies to all investors in these Funds, regardless of whether they purchase shares of these Funds through an omnibus account maintained by an intermediary (such as a broker-dealer or retirement plan

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  85

administrator) or directly. The Redemption Fee is not a deferred sales charge, commission or fee to finance sales of Fund shares; rather, the Fee is paid to these Funds to defray the brokerage commissions, market impact and other costs of liquidating a shareholder’s investment in these Funds and to discourage short-term trading of Fund shares.

          In determining whether the Redemption Fee is applicable to a particular redemption, these Funds will use the “first-in, first-out” (FIFO) method to determine the 60-day holding period, such that shares with the longest holding period will be treated as being redeemed first, and shares with the shortest holding period will be treated as being redeemed last. Under this method, the date of redemption or exchange will be compared to the earliest purchase date of shares held in these Funds by a shareholder. If this holding period is 60 calendar days or less, then the Redemption Fee will be charged, except as provided below.

          These Funds will not apply the Redemption Fee to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions and other types of transactions specified by the Fund’s management. In addition, the Redemption Fee will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management.

          The Redemption Fee may be waived under certain circumstances involving involuntary redemption imposed by an insurance company or a plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the Redemption Fee is applied to your shares. In addition to the circumstances noted above, management for each of these Funds reserves the right to waive the Redemption Fee at its discretion where it is believed such waiver is in the Fund’s best interests, including but not limited to when the it determines that imposition of the Redemption Fee is not necessary to protect the Fund from the effects of short-term trading. In addition, these Funds reserve the right to modify or eliminate the Redemption Fee or waivers thereof at any time. If there is a material change to the Redemption Fee, the Funds will notify you prior to the effective date of the change.

          If shares of these Funds are held and subsequently redeemed through an omnibus account maintained by an intermediary, then the intermediary that places the trade with these Funds will be responsible for determining the amount of the Redemption Fee for each respective redemption of Fund shares and for the collection of the Fee, if any. However, there can be no assurance that all intermediaries will apply the Redemption Fee, or will apply the Fee in an accurate or uniform manner, and at times the manner in which the intermediary tracks and/or calculates the Redemption Fee may differ from each Fund’s method of doing so.

          The Board of Trustees may authorize the imposition of the Redemption Fee from time to time on other Funds, subject to notifying shareholders prior to the effective date of the Fee.

86  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

          The Russell 1000® Index, Russell 2000® Index, Russell 3000® Index, Russell 1000® Growth Index, Russell 1000® Value Index, Russell Midcap® Growth Index and Russell Midcap® Value Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

          The Social Choice Equity Fund is not promoted, sponsored or endorsed by, or in any way affiliated with KLD Research and Analytics, Inc. KLD Research and Analytics, Inc. is not responsible for and has not reviewed the Fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, completeness or otherwise. KLD Research and Analytics, Inc.’s publication of its indices in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which its indices are based. KLD Research and Analytics, Inc. makes no express or implied warranty, and expressly disclaims any warranty, of any kind, including without limitation, any warranty of merchantability or fitness for a particular purpose with request to its indices or any data or any security (or combination thereof) included therein.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  87

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock, and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest bearing debt securities (i.e., zero coupon bonds) and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States, (3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally-recognized statistical rating organization (“NRSRO”) or unrated securities that Advisors determines are of comparable quality.

U. S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

88  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

          PricewaterhouseCoopers LLP serves as the Funds’ independent registered public accounting firm and has audited the financial statements of the Funds for each of the periods presented in the four-year period ended September 30, 2008. Their report appears in the Trust’s Annual Report, which is available without charge upon request. Information reported for fiscal periods before 2005 was audited by the Funds’ former independent registered public accounting firm.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  89

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.33	$8.66	$9.05	$8.12	$7.36

Gain (loss) from investment operations:
Net investment income (a)	0.15	0.17	0.14	0.18	0.12
Net realized and unrealized gain (loss) on total investments	(1.91)	2.06	0.76	0.93	0.76

Total gain (loss) from investment operations	(1.76)	2.23	0.90	1.11	0.88

Less distributions from:
Net investment income	(0.17)	(0.17)	(0.15)	(0.18)	(0.12)
Net realized gains	(0.24)	(0.39)	(1.14)	—	—

Total distributions	(0.41)	(0.56)	(1.29)	(0.18)	(0.12)

Net asset value, end of period	$8.16	$10.33	$8.66	$9.05	$8.12

TOTAL RETURN	(17.64)%	26.84%	10.87%	13.70%	11.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$218,710	$105,476	$97,494	$141,199	$625,503
Ratio of expenses to average net assets before expense waiver and reimbursement	0.50%	0.55%	0.42%	0.15%	0.14%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.33%	0.13%	0.13%	0.15%	0.14%
Ratio of net investment income to average net assets	1.59%	1.81%	1.58%	2.04%	1.46%
Portfolio turnover rate	132%	84%	133%	223%	77%

90  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.44	$8.76	$9.12	$8.16	$7.39

Gain (loss) from investment operations:
Net investment income (a)	0.13	0.15	0.12	0.13	0.10
Net realized and unrealized gain (loss) on total investments	(1.93)	2.08	0.77	0.95	0.75

Total gain (loss) from investment operations	(1.80)	2.23	0.89	1.08	0.85

Less distributions from:
Net investment income	(0.15)	(0.16)	(0.11)	(0.12)	(0.08)
Net realized gains	(0.24)	(0.39)	(1.14)	—	—

Total distributions	(0.39)	(0.55)	(1.25)	(0.12)	(0.08)

Net asset value, end of period	$8.25	$10.44	$8.76	$9.12	$8.16

TOTAL RETURN	(17.82)%	26.44%	10.62%	13.32%	11.47%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$259,942	$204,746	$86,918	$58,731	$35,874
Ratio of expenses to average net assets before expense waiver and reimbursement	0.75%	0.81%	0.74%	0.46%	0.53%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.54%	0.38%	0.40%	0.46%	0.44%
Ratio of net investment income to average net assets	1.36%	1.52%	1.36%	1.43%	1.17%
Portfolio turnover rate	132%	84%	133%	223%	77%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   91

FINANCIAL HIGHLIGHTS	(continued)

GROWTH & INCOME FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.36	$10.27	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16	0.18	0.08
Net realized and unrealized gain (loss) on total investments	(2.30)	2.47	0.24

Total gain (loss) from investment operations	(2.14)	2.65	0.32

Less distributions from:
Net investment income	(0.15)	(0.17)	(0.05)
Net realized gains	(0.24)	(0.39)	—

Total distributions	(0.39)	(0.56)	(0.05)

Net asset value, end of period	$9.83	$12.36	$10.27

TOTAL RETURN	(17.78)%	26.67%	3.22	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$506,760	$635,012	$2,632
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	1.00%	4.10	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.46%	0.24%	0.43	%(c)
Ratio of net investment income to average net assets	1.43%	1.58%	1.55	%(c)
Portfolio turnover rate	132%	84%	133%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

92  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.98	$13.45	$12.17	$10.29	$8.56

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.20	0.19	0.21	0.20
Net realized and unrealized gain (loss) on total investments	(4.67)	3.49	2.15	2.43	1.69

Total gain (loss) from investment operations	(4.41)	3.69	2.34	2.64	1.89

Less distributions from:
Net investment income	(0.15)	(0.22)	(0.22)	(0.20)	(0.16)
Net realized gains	(1.74)	(1.94)	(0.84)	(0.56)	—

Total distributions	(1.89)	(2.16)	(1.06)	(0.76)	(0.16)

Net asset value, end of period	$8.68	$14.98	$13.45	$12.17	$10.29

TOTAL RETURN	(33.50)%	30.49%	20.60%	26.45%	22.17%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$606,528	$807,072	$649,747	$668,009	$528,959
Ratio of expenses to average net assets before expense waiver and reimbursement	0.54%	0.58%	0.45%	0.21%	0.20%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.54%	0.58%	0.45%	0.21%	0.20%
Ratio of net investment income to average net assets	2.20%	1.47%	1.48%	1.89%	1.98%
Portfolio turnover rate	204%	179%	164%	147%	151%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   93

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.32	$13.72	$12.41	$10.49	$8.65

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.19	0.16	0.19	0.17
Net realized and unrealized gain (loss) on total investments	(4.79)	3.54	2.13	2.40	1.69

Total gain (loss) from investment operations	(4.54)	3.73	2.29	2.59	1.86

Less distributions from:
Net investment income	(0.14)	(0.19)	(0.14)	(0.11)	(0.02)
Net realized gains	(1.74)	(1.94)	(0.84)	(0.56)	—

Total distributions	(1.88)	(2.13)	(0.98)	(0.67)	(0.02)

Net asset value, end of period	$8.90	$15.32	$13.72	$12.41	$10.49

TOTAL RETURN	(33.64)%	30.16%	19.68%	25.34%	21.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,159,940	$1,216,121	$519,870	$231,867	$77,400
Ratio of expenses to average net assets before expense waiver and reimbursement	0.79%	0.84%	0.76%	0.56%	0.58%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.79%	0.80%	0.74%	0.56%	0.55%
Ratio of net investment income to average net assets	2.08%	1.36%	1.27%	1.67%	1.63%
Portfolio turnover rate	204%	179%	164%	147%	151%

94  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

INTERNATIONAL EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.29	$10.63	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.17	0.22	0.05
Net realized and unrealized gain (loss) on total investments	(3.35)	2.59	0.58

Total gain (loss) from investment operations	(3.18)	2.81	0.63

Less distributions from:
Net investment income	(0.15)	(0.21)	—
Net realized gains	(1.74)	(1.94)	—

Total distributions	(1.89)	(2.15)	—

Net asset value, end of period	$6.22	$11.29	$10.63

TOTAL RETURN	(33.62)%	30.34%	6.30	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$316,827	$526,418	$13,943
Ratio of expenses to average net assets before expense waiver and reimbursement	0.89%	0.95%	1.36	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.69%	0.75%	0.80	%(c)
Ratio of net investment income to average net assets	1.95%	2.02%	0.94	%(c)
Portfolio turnover rate	204%	179%	164%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   95

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.04	$9.68	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.08	0.10	0.05
Net realized and unrealized gain (loss) on total investments	(2.47)	2.31	(0.37)

Total gain (loss) from investment operations	(2.39)	2.41	(0.32)

Less distributions from:
Net investment income	(0.08)	(0.05)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.69)	(0.05)	—

Net asset value, end of period	$8.96	$12.04	$9.68

TOTAL RETURN	(21.14)%	24.97%	(3.20	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$127,255	$169,352	$12,465
Ratio of expenses to average net assets before expense waiver and reimbursement	0.54%	0.65%	1.97	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.31%	0.13%	0.13	%(c)
Ratio of net investment income to average net assets	0.77%	0.95%	0.97	%(c)
Portfolio turnover rate	192%	189%	81%

96  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.00	$9.67	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.05	0.18	0.03
Net realized and unrealized gain (loss) on total investments	(2.47)	2.19	(0.36)

Total gain (loss) from investment operations	(2.42)	2.37	(0.33)

Less distributions from:
Net investment income	(0.07)	(0.04)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.68)	(0.04)	—

Net asset value, end of period	$8.90	$12.00	$9.67

TOTAL RETURN	(21.45)%	24.67%	(3.30	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$31,406	$28,308	$2,145
Ratio of expenses to average net assets before expense waiver and reimbursement	0.78%	0.94%	6.76	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.57%	0.38%	0.38	%(c)
Ratio of net investment income to average net assets	0.50%	1.67%	0.69	%(c)
Portfolio turnover rate	192%	189%	81%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  97

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP GROWTH FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.02	$9.67	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.09	0.03
Net realized and unrealized gain (loss) on total investments	(2.48)	2.31	(0.36)

Total gain (loss) from investment operations	(2.42)	2.40	(0.33)

Less distributions from:
Net investment income	(0.06)	(0.05)	—
Net realized gains	(0.57)	—	—
Return of capital	(0.04)	—	—

Total distributions	(0.67)	(0.05)	—

Net asset value, end of period	$8.93	$12.02	$9.67

TOTAL RETURN	(21.40)%	24.89%	(3.30	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$344,298	$439,678	$2,196
Ratio of expenses to average net assets before expense waiver and reimbursement	1.01%	1.22%	5.35	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.52%	0.21%	0.43	%(c)
Ratio of net investment income to average net assets	0.55%	0.82%	0.61	%(c)
Portfolio turnover rate	192%	189%	81%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

98  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$17.02	$15.73	$14.41	$13.40	$11.59

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.30	0.27	0.30	0.28
Net realized and unrealized gain (loss) on total investments	(4.58)	2.10	1.75	1.92	2.22

Total gain (loss) from investment operations	(4.30)	2.40	2.02	2.22	2.50

Less distributions from:
Net investment income	(0.25)	(0.26)	(0.22)	(0.23)	(0.14)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.16)	(1.11)	(0.70)	(1.21)	(0.69)

Net asset value, end of period	$11.56	$17.02	$15.73	$14.41	$13.40

TOTAL RETURN	(26.78)%	15.71%	14.47%	16.73%	21.96%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$401,478	$487,144	$215,614	$216,512	$31,289
Ratio of expenses to average net assets before expense waiver and reimbursement	0.49%	0.52%	0.38%	0.14%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.49%	0.50%	0.38%	0.14%	0.14%
Ratio of net investment income to average net assets	2.03%	1.78%	1.84%	2.11%	2.20%
Portfolio turnover rate	151%	136%	115%	113%	154%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  99

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.96	$15.68	$14.43	$13.41	$11.55

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.26	0.23	0.26	0.24
Net realized and unrealized gain (loss) on total investments	(4.57)	2.10	1.75	1.90	2.23

Total gain (loss) from investment operations	(4.32)	2.36	1.98	2.16	2.47

Less distributions from:
Net investment income	(0.22)	(0.23)	(0.25)	(0.16)	(0.06)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.13)	(1.08)	(0.73)	(1.14)	(0.61)

Net asset value, end of period	$11.51	$16.96	$15.68	$14.43	$13.41

TOTAL RETURN	(26.99)%	15.51%	14.21%	16.23%	21.59%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$500,288	$500,511	$257,287	$159,064	$69,314
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%	0.75%	0.68%	0.48%	0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.74%	0.73%	0.67%	0.48%	0.48%
Ratio of net investment income to average net assets	1.78%	1.55%	1.54%	1.82%	1.87%
Portfolio turnover rate	151%	136%	115%	113%	154%

100  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

LARGE-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$16.60	$15.36	$14.17	$13.25	$11.52

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.28	0.25	0.26	0.24
Net realized and unrealized gain (loss) on total investments	(4.45)	2.06	1.71	1.88	2.21

Total gain (loss) from investment operations	(4.20)	2.34	1.96	2.14	2.45

Less distributions from:
Net investment income	(0.23)	(0.25)	(0.29)	(0.24)	(0.17)
Net realized gains	(0.91)	(0.85)	(0.48)	(0.98)	(0.55)

Total distributions	(1.14)	(1.10)	(0.77)	(1.22)	(0.72)

Net asset value, end of period	$11.26	$16.60	$15.36	$14.17	$13.25

TOTAL RETURN	(26.87)%	15.70%	14.35%	16.35%	21.67%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$74,487	$115,149	$198,739	$170,748	$137,166
Ratio of expenses to average net assets before expense waiver and reimbursement	0.77%	0.71%	0.53%	0.44%	0.49%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.64%	0.55%	0.53%	0.44%	0.44%
Ratio of net investment income to average net assets	1.85%	1.72%	1.69%	1.87%	1.89%
Portfolio turnover rate	151%	136%	115%	113%	154%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  101

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.33	$17.01	$17.01	$14.30	$13.02

Gain (loss) from investment operations:
Net investment income (a)	0.06	0.03	0.06	0.06	0.05
Net realized and unrealized gain (loss) on total investments	(4.65)	4.20	0.41	3.33	1.76

Total gain (loss) from investment operations	(4.59)	4.23	0.47	3.39	1.81

Less distributions from:
Net investment income	(0.04)	(0.05)	(0.02)	(0.01)	(0.03)
Net realized gains	(1.40)	(0.86)	(0.45)	(0.67)	(0.50)

Total distributions	(1.44)	(0.91)	(0.47)	(0.68)	(0.53)

Net asset value, end of period	$14.30	$20.33	$17.01	$17.01	$14.30

TOTAL RETURN	(24.33)%	25.76%	2.72%	24.12%	13.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$53,843	$51,145	$34,088	$20,808	$3,684
Ratio of expenses to average net assets before expense waiver and reimbursement	0.55%	0.59%	0.50%	0.15%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.55%	0.55%	0.43%	0.15%	0.14%
Ratio of net investment income to average net assets	0.31%	0.18%	0.36%	0.39%	0.32%
Portfolio turnover rate	111%	127%	147%	115%	148%

102  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07		9/30/06		9/30/05		9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.12	$16.84		$16.88		$14.23		$12.97

Gain (loss) from investment operations:
Net investment income (a)	0.01	(0.00	)(b)	0.02		0.01		0.00 (b)
Net realized and unrealized gain (loss) on total investments	(4.60)	4.16		0.39		3.31		1.76

Total gain (loss) from investment operations	(4.59)	4.16		0.41		3.32		1.76

Less distributions from:
Net investment income	(0.01)	(0.02)		(0.00	)(b)	(0.00	)(b)	—
Net realized gains	(1.40)	(0.86)		(0.45)		(0.67)		(0.50)

Total distributions	(1.41)	(0.88)		(0.45)		(0.67)		(0.50)

Net asset value, end of period	$14.12	$20.12		$16.84		$16.88		$14.23

TOTAL RETURN	(24.56)%	25.54%		2.42%		23.72%		13.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$348,993	$313,908		$164,771		$131,943		$74,600
Ratio of expenses to average net assets before expense waiver and reimbursement	0.80%	0.84%		0.72%		0.48%		0.54%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.80%	0.78%		0.69%		0.48%		0.48%
Ratio of net investment income to average net assets	0.06%	(0.05)%		0.13%		0.06%		(0.01)%
Portfolio turnover rate	111%	127%		147%		115%		148%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  103

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP GROWTH FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05		9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.14	$16.85	$16.89	$14.23		$12.98

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.00 (b)	0.02	0.01		0.00	(b)
Net realized and unrealized gain (loss) on total investments	(4.61)	4.17	0.40	3.32		1.75

Total gain (loss) from investment operations	(4.58)	4.17	0.42	3.33		1.75

Less distributions from:
Net investment income	(0.01)	(0.02)	(0.01)	(0.00	)(b)	(0.00	)(b)
Net realized gains	(1.40)	(0.86)	(0.45)	(0.67)		(0.50)

Total distributions	(1.41)	(0.88)	(0.46)	(0.67)		(0.50)

Net asset value, end of period	$14.15	$20.14	$16.85	$16.89		$14.23

TOTAL RETURN	(24.46)%	25.66%	2.37%	23.80%		13.48%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$62,390	$84,847	$68,416	$62,481		$48,508
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	0.90%	0.68%	0.44%		0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.69%	0.70%	0.68%	0.44%		0.44%
Ratio of net investment income to average net assets	0.17%	0.03%	0.13%	0.09%		0.02%
Portfolio turnover rate	111%	127%	147%	115%		148%

(a)	Based on average shares outstanding.

(b)	Amount represents less than $0.01 per share.

104  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.34	$18.59	$17.57	$14.44	$12.02

Gain (loss) from investment operations:
Net investment income (a)	0.30	0.35	0.26	0.30	0.26
Net realized and unrealized gain (loss) on total investments	(4.54)	3.33	1.87	3.62	2.74

Total gain (loss) from investment operations	(4.24)	3.68	2.13	3.92	3.00

Less distributions from:
Net investment income	(0.26)	(0.31)	(0.23)	(0.22)	(0.13)
Net realized gains	(1.06)	(1.62)	(0.88)	(0.57)	(0.45)

Total distributions	(1.32)	(1.93)	(1.11)	(0.79)	(0.58)

Net asset value, end of period	$14.78	$20.34	$18.59	$17.57	$14.44

TOTAL RETURN	(22.03)%	21.03%	12.68%	27.63%	25.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$127,218	$58,763	$38,173	$25,868	$8,042
Ratio of expenses to average net assets before expense waiver and reimbursement	0.51%	0.53%	0.47%	0.15%	0.17%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.51%	0.53%	0.43%	0.15%	0.14%
Ratio of net investment income to average net assets	1.74%	1.76%	1.46%	1.82%	1.88%
Portfolio turnover rate	41%	90%	131%	110%	173%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  105

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.23	$18.51	$17.52	$14.38	$11.95

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.29	0.21	0.25	0.21
Net realized and unrealized gain (loss) on total investments	(4.53)	3.32	1.87	3.60	2.73

Total gain (loss) from investment operations	(4.27)	3.61	2.08	3.85	2.94

Less distributions from:
Net investment income	(0.21)	(0.27)	(0.21)	(0.14)	(0.06)
Net realized gains	(1.06)	(1.62)	(0.88)	(0.57)	(0.45)

Total distributions	(1.27)	(1.89)	(1.09)	(0.71)	(0.51)

Net asset value, end of period	$14.69	$20.23	$18.51	$17.52	$14.38

TOTAL RETURN	(22.25)%	20.70%	12.42%	27.20%	24.82%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$683,125	$600,104	$318,024	$266,360	$92,268
Ratio of expenses to average net assets before expense waiver and reimbursement	0.76%	0.78%	0.69%	0.48%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.76%	0.78%	0.68%	0.48%	0.48%
Ratio of net investment income to average net assets	1.52%	1.47%	1.20%	1.50%	1.54%
Portfolio turnover rate	41%	90%	131%	110%	173%

106  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

MID-CAP VALUE FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$20.04	$18.34	$17.36	$14.27	$11.97

Gain (loss) from investment operations:
Net investment income (a)	0.29	0.32	0.22	0.25	0.22
Net realized and unrealized gain (loss) on total investments	(4.49)	3.29	1.85	3.57	2.71

Total gain (loss) from investment operations	(4.20)	3.61	2.07	3.82	2.93

Less distributions from:
Net investment income	(0.23)	(0.29)	(0.22)	(0.16)	(0.18)
Net realized gains	(1.06)	(1.62)	(0.87)	(0.57)	(0.45)

Total distributions	(1.29)	(1.91)	(1.09)	(0.73)	(0.63)

Net asset value, end of period	$14.55	$20.04	$18.34	$17.36	$14.27

TOTAL RETURN	(22.09)%	20.87%	12.51%	27.23%	24.89%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$152,818	$198,698	$125,871	$95,608	$40,706
Ratio of expenses to average net assets before expense waiver and reimbursement	0.79%	0.79%	0.63%	0.44%	0.51%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.62%	0.63%	0.63%	0.44%	0.44%
Ratio of net investment income to average net assets	1.69%	1.65%	1.25%	1.53%	1.58%
Portfolio turnover rate	41%	90%	131%	110%	173%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  107

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.43	$15.91	$15.84	$14.29	$12.68

Gain (loss) from investment operations:
Net investment income (a)	0.12	0.19	0.10	0.17	0.14
Net realized and unrealized gain (loss) on total investments	(2.36)	0.99	1.41	2.20	2.48

Total gain (loss) from investment operations	(2.24)	1.18	1.51	2.37	2.62

Less distributions from:
Net investment income	(0.15)	(0.11)	(0.11)	(0.12)	(0.08)
Net realized gains	(0.92)	(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.07)	(1.66)	(1.44)	(0.82)	(1.01)

Net asset value, end of period	$12.12	$15.43	$15.91	$15.84	$14.29	(c)

TOTAL RETURN	(15.23)%	7.43%	10.15%	16.69%	20.98	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$190,667	$181,032	$115,273	$116,652	$45,429
Ratio of expenses to average net assets before expense waiver and reimbursement	0.53%	0.57%	0.43%	0.15%	0.20%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.53%	0.55%	0.41%	0.15%	0.14%
Ratio of net investment income to average net assets	0.91%	1.16%	0.66%	1.11%	1.03%
Portfolio turnover rate	114%	127%	264%	273%	295%

108  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.23	$15.73	$15.71	$14.20	$12.62

Gain (loss) from investment operations:
Net investment income (a)	0.09	0.15	0.06	0.12	0.09
Net realized and unrealized gain (loss) on total investments	(2.34)	0.98	1.40	2.19	2.46

Total gain (loss) from investment operations	(2.25)	1.13	1.46	2.31	2.55

Less distributions from:
Net investment income	(0.11)	(0.08)	(0.11)	(0.10)	(0.04)
Net realized gains	(0.92)	(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.03)	(1.63)	(1.44)	(0.80)	(0.97)

Net asset value, end of period	$11.95	$15.23	$15.73	$15.71	$14.20	(c)

TOTAL RETURN	(15.39)%	7.15%	9.90%	16.35%	20.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$285,643	$267,273	$216,828	$170,413	$116,445
Ratio of expenses to average net assets before expense waiver and reimbursement	0.78%	0.81%	0.72%	0.48%	0.54%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.78%	0.78%	0.69%	0.48%	0.48%
Ratio of net investment income to average net assets	0.66%	0.92%	0.39%	0.78%	0.68%
Portfolio turnover rate	114%	127%	264%	273%	295%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  109

FINANCIAL HIGHLIGHTS	(continued)

SMALL-CAP EQUITY FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.18	$15.66	$15.65	$14.15	$12.64

Gain (loss) from investment operations:
Net investment income (a)	0.09	0.15	0.07	0.14	0.12
Net realized and unrealized gain (loss) on total investments	(2.33)	1.01	1.39	2.19	2.45

Total gain (loss) from investment operations	(2.24)	1.16	1.46	2.33	2.57

Less distributions from:
Net investment income	(0.11)	(0.09)	(0.12)	(0.13)	(0.13)
Net realized gains	(0.92)	(1.55)	(1.33)	(0.70)	(0.93)

Total distributions	(1.03)	(1.64)	(1.45)	(0.83)	(1.06)

Net asset value, end of period	$11.91	$15.18	$15.66	$15.65	$14.15	(c)

TOTAL RETURN	(15.37)%	7.39%	9.97%	16.55%	20.70	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$50,731	$68,843	$85,719	$71,400	$61,937
Ratio of expenses to average net assets before expense waiver and reimbursement	0.87%	0.86%	0.61%	0.32%	0.38%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.72%	0.69%	0.61%	0.30%	0.30%
Ratio of net investment income to average net assets	0.71%	0.95%	0.48%	0.97%	0.87%
Portfolio turnover rate	114%	127%	264%	273%	295%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)

During the year ended September 30, 2004, the Small-Cap Equity Fund was reimbursed by the Adviser for an investment loss resulting from an overstatement of cash available for investment. Had the Fund not been reimbursed, the net asset value and total return for the Retirement Class would have been $14.19 and 20.44%, respectively, and the net asset value and total return for the Institutional Class would have been $14.28 and 20.86%, respectively. There was no change to the net asset value or total return for the Retail Class.

110 Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.46	$10.09	$9.97	$8.85	$8.07

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.20	0.17	0.18	0.15
Net realized and unrealized gain (loss) on total investments	(2.59)	1.44	0.78	1.09	0.99

Total gain (loss) from investment operations	(2.39)	1.64	0.95	1.27	1.14

Less distributions from:
Net investment income	(0.18)	(0.17)	(0.17)	(0.15)	(0.29)
Net realized gains	(0.19)	(0.10)	(0.66)	—	(0.07)

Total distributions	(0.37)	(0.27)	(0.83)	(0.15)	(0.36)

Net asset value, end of period	$8.70	$11.46	$10.09	$9.97	$8.85

TOTAL RETURN	(21.43)%	16.49%	10.08%	14.40%	14.17%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$697,104	$844,429	$633,027	$606,341	$766,707
Ratio of expenses to average net assets before expense waiver and reimbursement	0.07%	0.09%	0.08%	0.09%	0.08%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.07%	0.08%	0.08%	0.09%	0.08%
Ratio of net investment income to average net assets	2.02%	1.79%	1.74%	1.94%	1.67%
Portfolio turnover rate	9%	16%	32%	24%	26%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus 111

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.62	$10.24	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.18	0.17	0.07
Net realized and unrealized gain (loss) on total investments	(2.64)	1.48	0.17

Total gain (loss) from investment operations	(2.46)	1.65	0.24

Less distributions from:
Net investment income	(0.16)	(0.17)	—
Net realized gains	(0.19)	(0.10)	—

Total distributions	(0.35)	(0.27)	—

Net asset value, end of period	$8.81	$11.62	$10.24

TOTAL RETURN	(21.71)%	16.29%	2.40	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$13,487	$9,479	$1,909
Ratio of expenses to average net assets before expense waiver and reimbursement	0.33%	0.36%	4.07	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.33%	0.33%	0.34	%(c)
Ratio of net investment income to average net assets	1.77%	1.54%	1.39	%(c)
Portfolio turnover rate	9%	16%	32%

112 Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

EQUITY INDEX FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.63	$10.25	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.19	0.18	0.08
Net realized and unrealized gain (loss) on total investments	(2.63)	1.47	0.17

Total gain (loss) from investment operations	(2.44)	1.65	0.25

Less distributions from:
Net investment income	(0.17)	(0.17)	—
Net realized gains	(0.19)	(0.10)	—

Total distributions	(0.36)	(0.27)	—

Net asset value, end of period	$8.83	$11.63	$10.25

TOTAL RETURN	(21.53)%	16.30%	2.50	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$335,624	$440,181	$7,115
Ratio of expenses to average net assets before expense waiver and reimbursement	0.39%	0.43%	1.49	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.19%	0.22%	0.24	%(c)
Ratio of net investment income to average net assets	1.89%	1.62%	1.53	%(c)
Portfolio turnover rate	9%	16%	32%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus 113

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06		9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.25	$10.97	$10.13		$8.96	$7.96

Gain (loss) from investment operations:
Net investment income (a)	0.20	0.20	0.18		0.18	0.14
Net realized and unrealized gain (loss) on total investments	(2.46)	1.38	0.80		1.16	0.99

Total gain (loss) from investment operations	(2.26)	1.58	0.98		1.34	1.13

Less distributions from:
Net investment income	(0.15)	(0.18)	(0.14)		(0.13)	(0.13)
Net realized gains	(0.12)	(0.12)	(0.00	)(e)	(0.04)	—

Total distributions	(0.27)	(0.30)	(0.14)		(0.17)	(0.13)

Net asset value, end of period	$9.72	$12.25	$10.97		$10.13	$8.96

TOTAL RETURN	(18.81)%	14.65%	9.77%		15.03%	14.23%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$165,991	$186,561	$129,712		$114,491	$82,778
Ratio of expenses to average net assets before expense waiver and reimbursement	0.21%	0.23%	0.19%		0.10%	0.10%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.21%	0.20%	0.17%		0.10%	0.08%
Ratio of net investment income to average net assets	1.82%	1.66%	1.69%		1.87%	1.54%
Portfolio turnover rate	15%	30%	18%		17%	7%

114 Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪  FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06		9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.37	$11.08	$10.23		$9.08	$8.01

Gain (loss) from investment operations:
Net investment income (a)	0.17	0.17	0.15		0.14	0.10
Net realized and unrealized gain (loss) on total investments	(2.48)	1.40	0.81		1.17	1.00

Total gain (loss) from investment operations	(2.31)	1.57	0.96		1.31	1.10

Less distributions from:
Net investment income	(0.13)	(0.16)	(0.11)		(0.12)	(0.03)
Net realized gains	(0.12)	(0.12)	(0.00	)(e)	(0.04)	—

Total distributions	(0.25)	(0.28)	(0.11)		(0.16)	(0.03)

Net asset value, end of period	$9.81	$12.37	$11.08		$10.23	$9.08

TOTAL RETURN	(19.02)%	14.36%	9.45%		14.41%	13.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$294,803	$145,444	$79,640		$50,855	$28,870
Ratio of expenses to average net assets before expense waiver and reimbursement	0.45%	0.48%	0.50%		0.44%	0.52%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.45%	0.45%	0.45%		0.44%	0.44%
Ratio of net investment income to average net assets	1.57%	1.43%	1.41%		1.46%	1.15%
Portfolio turnover rate	15%	30%	18%		17%	7%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  115

FINANCIAL HIGHLIGHTS	(continued)

SOCIAL CHOICE EQUITY FUND ▪  FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.35	$10.18	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.18	0.18	0.10
Net realized and unrealized gain (loss) on total investments	(2.27)	1.29	0.08

Total gain (loss) from investment operations	(2.09)	1.47	0.18

Less distributions from:
Net investment income	(0.15)	(0.18)	—
Net realized gains	(0.12)	(0.12)	—

Total distributions	(0.27)	(0.30)	—

Net asset value, end of period	$8.99	$11.35	$10.18

TOTAL RETURN	(18.81)%	14.67%	1.80	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$150,123	$173,911	$21,019
Ratio of expenses to average net assets before expense waiver and reimbursement	0.49%	0.51%	0.99	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.28%	0.21%	0.40	%(c)
Ratio of net investment income to average net assets	1.75%	1.63%	1.95	%(c)
Portfolio turnover rate	15%	30%	18%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retail Class commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

116  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.65	$15.34	$14.46	$13.50	$12.32

Gain (loss) from investment operations:
Net investment income (a)	0.27	0.22	0.34	0.52	0.53
Net realized and unrealized gain (loss) on total investments	(2.24)	0.47	2.69	2.47	2.48

Total gain (loss) from investment operations	(1.97)	0.69	3.03	2.99	3.01

Less distributions from:
Net investment income	(0.39)	(0.48)	(0.57)	(0.57)	(0.49)
Net realized gains	(1.62)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.16)	—	—	—	—

Total distributions	(2.17)	(1.38)	(2.15)	(2.03)	(1.83)

Net asset value, end of period	$10.51	$14.65	$15.34	$14.46	$13.50

TOTAL RETURN	(13.54)%	4.26%	23.49%	22.87%	26.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$242,867	$252,164	$218,442	$240,806	$156,193
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.58%	0.42%	0.17%	0.16%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.55%	0.42%	0.17%	0.15%
Ratio of net investment income to average net assets	2.38%	1.39%	2.40%	3.66%	4.12%
Portfolio turnover rate	94%	116%	174%	244%	349%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  117

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$15.00	$15.66	$14.66	$13.62	$12.40

Gain (loss) from investment operations:
Net investment income (a)	0.24	0.19	0.31	0.48	0.50
Net realized and unrealized gain (loss) on total investments	(2.28)	0.49	2.76	2.53	2.49

Total gain (loss) from investment operations	(2.04)	0.68	3.07	3.01	2.99

Less distributions from:
Net investment income	(0.37)	(0.44)	(0.49)	(0.51)	(0.43)
Net realized gains	(1.62)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.16)	—	—	—	—

Total distributions	(2.15)	(1.34)	(2.07)	(1.97)	(1.77)

Net asset value, end of period	$10.81	$15.00	$15.66	$14.66	$13.62

TOTAL RETURN	(13.76)%	4.11%	23.45%	22.86%	25.81%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$172,078	$191,671	$197,157	$150,382	$69,980
Ratio of expenses to average net assets before expense waiver and reimbursement	0.81%	0.84%	0.71%	0.48%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.81%	0.80%	0.70%	0.48%	0.47%
Ratio of net investment income to average net assets	2.05%	1.18%	2.14%	3.36%	3.88%
Portfolio turnover rate	94%	116%	174%	244%	349%

118  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

REAL ESTATE SECURITIES FUND ▪ FOR THE YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$14.59	$15.27	$14.35	$13.37	$12.22

Gain (loss) from investment operations:
Net investment income (a)	0.31	0.21	0.31	0.47	0.49
Net realized and unrealized gain (loss) on total investments	(2.28)	0.47	2.70	2.48	2.45

Total gain (loss) from investment operations	(1.97)	0.68	3.01	2.95	2.94

Less distributions from:
Net investment income	(0.38)	(0.46)	(0.51)	(0.51)	(0.45)
Net realized gains	(1.60)	(0.90)	(1.58)	(1.46)	(1.34)
Return of capital	(0.18)	—	—	—	—

Total distributions	(2.16)	(1.36)	(2.09)	(1.97)	(1.79)

Net asset value, end of period	$10.46	$14.59	$15.27	$14.35	$13.37

TOTAL RETURN	(13.66)%	4.26%	23.50%	22.89%	25.84%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$118,076	$174,936	$189,084	$160,218	$107,695
Ratio of expenses to average net assets before expense waiver and reimbursement	0.85%	0.83%	0.62%	0.46%	0.50%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.70%	0.65%	0.62%	0.46%	0.45%
Ratio of net investment income to average net assets	2.68%	1.32%	2.21%	3.37%	3.87%
Portfolio turnover rate	94%	116%	174%	244%	349%

(a)	Based on average shares outstanding.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  119

FINANCIAL HIGHLIGHTS	(continued)

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.03	$10.11	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.33	0.33	0.11
Net realized and unrealized gain (loss) on total investments	(2.16)	1.12	0.11

Total gain (loss) from investment operations	(1.83)	1.45	0.22

Less distributions from:
Net investment income	(0.33)	(0.53)	(0.11)
Net realized gains	(0.01)	—	—

Total distributions	(0.34)	(0.53)	(0.11)

Net asset value, end of period	$8.86	$11.03	$10.11

TOTAL RETURN	(16.92)%	14.68%	2.25	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,832	$4,718	$2,046
Ratio of expenses to average net assets before expense waiver and reimbursement (e)	0.07%	0.12%	1.50	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement (e)	0.00%	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	3.28%	3.12%	2.26	%(c)
Portfolio turnover rate	26%	13%	8%

120  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.03	$10.13	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.29	0.35	0.11
Net realized and unrealized gain (loss) on total investments	(2.14)	1.06	0.11

Total gain (loss) from investment operations	(1.85)	1.41	0.22

Less distributions from:
Net investment income	(0.31)	(0.51)	(0.09)
Net realized gains	(0.01)	—	—

Total distributions	(0.32)	(0.51)	(0.09)

Net asset value, end of period	$8.86	$11.03	$10.13

TOTAL RETURN	(17.10)%	14.27%	2.17	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$13,678	$16,570	$8,358
Ratio of expenses to average net assets before expense waiver and reimbursement (e)	0.31%	0.37%	1.59	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement (e)	0.24%	0.25%	0.25	%(c)
Ratio of net investment income to average net assets	2.84%	3.26%	2.14	%(c)
Portfolio turnover rate	26%	13%	8%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  121

FINANCIAL HIGHLIGHTS	(continued)

MANAGED ALLOCATION FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$11.05	$10.16	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.22	0.13
Net realized and unrealized gain (loss) on total investments	(2.15)	1.21	0.10

Total gain (loss) from investment operations	(1.83)	1.43	0.23

Less distributions from:
Net investment income	(0.33)	(0.54)	(0.07)
Net realized gains	(0.01)	—	—

Total distributions	(0.34)	(0.54)	(0.07)

Net asset value, end of period	$8.88	$11.05	$10.16

TOTAL RETURN	(16.89)%	14.47%	2.36	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$489,340	$620,616	$7,505
Ratio of expenses to average net assets before expense waiver and reimbursement (e)	0.37%	0.45%	1.38	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement (e)	0.00%	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	3.16%	1.99%	2.56	%(c)
Portfolio turnover rate	26%	13%	8%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	The Fund’s expenses do not include the expenses of the underlying Funds.

122  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$9.94	$9.97	$10.10	$10.29	$10.81

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.49	0.47	0.42	0.41
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.03)	(0.13)	(0.14)	(0.06)

Total gain (loss) from investment operations	0.22	0.46	0.34	0.28	0.35

Less distributions from:
Net investment income	(0.48)	(0.49)	(0.47)	(0.42)	(0.42)
Net realized gains	—	—	—	(0.04)	(0.45)
Return of capital	—	—	—	(0.01)	—

Total distributions	(0.48)	(0.49)	(0.47)	(0.47)	(0.87)

Net asset value, end of period	$9.68	$9.94	$9.97	$10.10	$10.29

TOTAL RETURN	2.06%	4.74%	3.46%	2.86%	3.46%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,883,323	$1,615,363	$1,709,874	$1,455,931	$931,386
Ratio of expenses to average net assets before expense waiver and reimbursement	0.32%	0.32%	0.25%	0.14%	0.14%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.32%	0.32%	0.25%	0.14%	0.14%
Ratio of net investment income to average net assets	4.79%	4.91%	4.71%	4.10%	3.94%
Portfolio turnover rate	113%	189%	183%	274%	90%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  123

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.10	$10.13	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.46	0.47	0.24
Net realized and unrealized gain (loss) on total investments	(0.27)	(0.03)	0.11

Total gain (loss) from investment operations	0.19	0.44	0.35

Less distributions from:
Net investment income	(0.45)	(0.47)	(0.22)
Net realized gains	—	—	—

Total distributions	(0.45)	(0.47)	(0.22)

Net asset value, end of period	$9.84	$10.10	$10.13

TOTAL RETURN	1.87%	4.43%	3.52	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,760	$8,302	$1,270
Ratio of expenses to average net assets before expense waiver and reimbursement	0.57%	0.59%	7.70	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.57%	0.59%	0.55	%(c)
Ratio of net investment income to average net assets	4.56%	4.69%	4.69	%(c)
Portfolio turnover rate	113%	189%	183%

124  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.09	$10.11	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.48	0.49	0.23
Net realized and unrealized gain (loss) on total investments	(0.27)	(0.03)	0.11

Total gain (loss) from investment operations	0.21	0.46	0.34

Less distributions from:
Net investment income	(0.47)	(0.48)	(0.23)
Net realized gains	—	—	—

Total distributions	(0.47)	(0.48)	(0.23)

Net asset value, end of period	$9.83	$10.09	$10.11

TOTAL RETURN	2.08%	4.68%	3.42	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$21,166	$7,078	$1,006
Ratio of expenses to average net assets before expense waiver and reimbursement	0.56%	0.60%	7.52	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.39%	0.42%	0.60	%(c)
Ratio of net investment income to average net assets	4.73%	4.87%	4.63	%(c)
Portfolio turnover rate	113%	189%	183%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  125

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.00	$10.10		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.51	0.51		0.26
Net realized and unrealized gain (loss) on total investments	(0.62)	(0.10)		0.10

Total gain (loss) from investment operations	(0.11)	0.41		0.36

Less distributions from:
Net investment income	(0.51)	(0.51)		(0.26)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.51)	(0.51)		(0.26)

Net asset value, end of period	$9.38	$10.00		$10.10

TOTAL RETURN	(1.18)%	4.16%		3.62	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$245,035	$282,159		$57,393
Ratio of expenses to average net assets before expense waiver and reimbursement	0.38%	0.42%		0.62	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.35%	0.35%		0.35	%(c)
Ratio of net investment income to average net assets	5.17%	5.12%		5.15	%(c)
Portfolio turnover rate	92%	137%		92%

126  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08		9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.02		$10.12		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.49		0.49		0.25
Net realized and unrealized gain (loss) on total investments	(0.63)		(0.09)		0.10

Total gain (loss) from investment operations	(0.14)		0.40		0.35

Less distributions from:
Net investment income	(0.49)		(0.50)		(0.23)
Net realized gains	—		(0.00	)(e)	—

Total distributions	(0.49)		(0.50)		(0.23)

Net asset value, end of period	$9.39		$10.02		$10.12

TOTAL RETURN	(1.49	) %	4.01%		3.54	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$9,913		$8,830		$2,474
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%		0.72%		4.86	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.61%		0.55%		0.55	%(c)
Ratio of net investment income to average net assets	4.95%		4.92%		5.03	%(c)
Portfolio turnover rate	92%		137%		92%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  127

FINANCIAL HIGHLIGHTS	(continued)

BOND PLUS FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08		9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.02		$10.12		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.50		0.50		0.25
Net realized and unrealized gain (loss) on total investments	(0.61)		(0.10)		0.10

Total gain (loss) from investment operations	(0.11)		0.40		0.35

Less distributions from:
Net investment income	(0.51)		(0.50)		(0.23)
Net realized gains	—		(0.00	)(e)	—

Total distributions	(0.51)		(0.50)		(0.23)

Net asset value, end of period	$9.40		$10.02		$10.12

TOTAL RETURN	(1.26	) %	4.09%		3.55	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$241,183		$264,897		$2,581
Ratio of expenses to average net assets before expense waiver and reimbursement	0.74%		0.77%		3.73	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%		0.41%		0.50	%(c)
Ratio of net investment income to average net assets	5.09%		5.07%		5.06	%(c)
Portfolio turnover rate	92%		137%		92%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

128  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.04	$10.04		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.45	0.48		0.24
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.00	)(e)	0.04

Total gain (loss) from investment operations	0.19	0.48		0.28

Less distributions from:
Net investment income	(0.45)	(0.48)		(0.24)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.45)	(0.48)		(0.24)

Net asset value, end of period	$9.78	$10.04		$10.04

TOTAL RETURN	1.88%	4.87%		2.83	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$135,936	$163,035		$56,867
Ratio of expenses to average net assets before expense waiver and reimbursement	0.37%	0.40%		0.55	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.31%	0.30%		0.30	%(c)
Ratio of net investment income to average net assets	4.46%	4.76%		4.87	%(c)
Portfolio turnover rate	102%	82%		83%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  129

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.05	$10.06		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.42	0.46		0.24
Net realized and unrealized gain (loss) on total investments	(0.26)	(0.00	)(e)	0.03

Total gain (loss) from investment operations	0.16	0.46		0.27

Less distributions from:
Net investment income	(0.43)	(0.47)		(0.21)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.43)	(0.47)		(0.21)

Net asset value, end of period	$9.78	$10.05		$10.06

TOTAL RETURN	1.56%	4.63%		2.75	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$19,752	$12,785		$2,473
Ratio of expenses to average net assets before expense waiver and reimbursement	0.63%	0.67%		4.50	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.56%	0.50%		0.50	%(c)
Ratio of net investment income to average net assets	4.23%	4.58%		4.76	%(c)
Portfolio turnover rate	102%	82%		83%

130  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

SHORT-TERM BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07		9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.05	$10.05		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.44	0.47		0.24
Net realized and unrealized gain (loss) on total investments	(0.27)	0.01		0.03

Total gain (loss) from investment operations	0.17	0.48		0.27

Less distributions from:
Net investment income	(0.44)	(0.48)		(0.22)
Net realized gains	—	(0.00	)(e)	—

Total distributions	(0.44)	(0.48)		(0.22)

Net asset value, end of period	$9.78	$10.05		$10.05

TOTAL RETURN	1.71%	4.86%		2.75	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$104,084	$101,059		$3,331
Ratio of expenses to average net assets before expense waiver and reimbursement	0.67%	0.76%		2.88	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.38%	0.34%		0.45	%(c)
Ratio of net investment income to average net assets	4.40%	4.69%		4.82	%(c)
Portfolio turnover rate	102%	82%		83%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  131

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.94	$9.92	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.76	0.72	0.35
Net realized and unrealized gain (loss) on total investments	(1.52)	0.02	(0.08)

Total gain (loss) from investment operations	(0.76)	0.74	0.27

Less distributions from:
Net investment income	(0.76)	(0.72)	(0.35)
Net realized gains	(0.01)	—	—

Total distributions	(0.77)	(0.72)	(0.35)

Net asset value, end of period	$8.41	$9.94	$9.92

TOTAL RETURN	(8.15)%	7.66%	2.82	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$228,048	$228,834	$53,478
Ratio of expenses to average net assets before expense waiver and reimbursement	0.43%	0.49%	0.67	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.40%	0.40%	0.40	%(c)
Ratio of net investment income to average net assets	8.05%	7.30%	7.16	%(c)
Portfolio turnover rate	59%	43%	26%

132  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.95	$9.92	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.74	0.71	0.36
Net realized and unrealized gain (loss) on total investments	(1.53)	0.03	(0.12)

Total gain (loss) from investment operations	(0.79)	0.74	0.24

Less distributions from:
Net investment income	(0.74)	(0.71)	(0.32)
Net realized gains	(0.01)	—	—

Total distributions	(0.75)	(0.71)	(0.32)

Net asset value, end of period	$8.41	$9.95	$9.92

TOTAL RETURN	(8.45)%	7.61%	2.51	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$28,694	$15,869	$6,620
Ratio of expenses to average net assets before expense waiver and reimbursement	0.69%	0.73%	5.28	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.65%	0.60%	0.60	%(c)
Ratio of net investment income to average net assets	7.91%	7.10%	7.19	%(c)
Portfolio turnover rate	59%	43%	26%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   133

FINANCIAL HIGHLIGHTS	(continued)

HIGH-YIELD FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$9.98	$9.94	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.75	0.72	0.35
Net realized and unrealized gain (loss) on total investments	(1.53)	0.03	(0.09)

Total gain (loss) from investment operations	(0.78)	0.75	0.26

Less distributions from:
Net investment income	(0.75)	(0.71)	(0.32)
Net realized gains	(0.01)	—	—

Total distributions	(0.76)	(0.71)	(0.32)

Net asset value, end of period	$8.44	$9.98	$9.94

TOTAL RETURN	(8.28)%	7.76%	2.72	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$101,026	$143,329	$2,819
Ratio of expenses to average net assets before expense waiver and reimbursement	0.71%	0.76%	3.56	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.48%	0.47%	0.55	%(c)
Ratio of net investment income to average net assets	7.94%	7.25%	7.13	%(c)
Portfolio turnover rate	59%	43%	26%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

134  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

TAX-EXEMPT BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.13	$10.19	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.36	0.38	0.19
Net realized and unrealized gain (loss) on total investments	(0.44)	(0.06)	0.19

Total gain (loss) from investment operations	(0.08)	0.32	0.38

Less distributions from:
Net investment income	(0.36)	(0.38)	(0.19)
Net realized gains	— (e)	—	—

Total distributions	(0.36)	(0.38)	(0.19)

Net asset value, end of period	$9.69	$10.13	$10.19

TOTAL RETURN	(0.87)%	3.21%	3.85	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$66,144	$75,790	$51,414
Ratio of expenses to average net assets before expense waiver and reimbursement	0.41%	0.46%	0.63	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.36%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	3.51%	3.76%	3.79	%(c)
Portfolio turnover rate	50%	48%	73%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus   135

FINANCIAL HIGHLIGHTS	(continued)

TAX-EXEMPT BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.14	$10.20	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.35	0.38	0.19
Net realized and unrealized gain (loss) on total investments	(0.44)	(0.06)	0.18

Total gain (loss) from investment operations	(0.09)	0.32	0.37

Less distributions from:
Net investment income	(0.35)	(0.38)	(0.17)
Net realized gains	— (e)	—	—

Total distributions	(0.35)	(0.38)	(0.17)

Net asset value, end of period	$9.70	$10.14	$10.20

TOTAL RETURN	(0.90)%	3.16%	3.77	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$179,559	$179,606	$4,302
Ratio of expenses to average net assets before expense waiver and reimbursement	0.65%	0.72%	2.93	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.39%	0.39%	0.50	%(c)
Ratio of net investment income to average net assets	3.49%	3.76%	3.77	%(c)
Portfolio turnover rate	50%	48%	73%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Fund commenced operations on March 31, 2006.

(e)	Amount represents less than $0.01 per share.

136  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$10.12	$10.08	$10.69	$10.75	$10.51

Gain (loss) from investment operations:
Net investment income (a)	0.71	0.41	0.56	0.43	0.45
Net realized and unrealized gain (loss) on total investments	(0.07)	0.03	(0.39)	0.12	0.30

Total gain (loss) from investment operations	0.64	0.44	0.17	0.55	0.75

Less distributions from:
Net investment income	(0.69)	(0.40)	(0.57)	(0.46)	(0.42)
Net realized gains	—	—	(0.21)	(0.15)	(0.09)

Total distributions	(0.69)	(0.40)	(0.78)	(0.61)	(0.51)

Net asset value, end of year	$10.07	$10.12	$10.08	$10.69	$10.75

TOTAL RETURN	6.20%	4.51%	1.70%	5.19%	7.36%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$440,993	$438,862	$363,157	$325,636	$382,305
Ratio of expenses to average net assets before expense waiver and reimbursement	0.34%	0.36%	0.28%	0.14%	0.15%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.34%	0.35%	0.28%	0.14%	0.14%
Ratio of net investment income to average net assets	6.67%	4.07%	5.46%	3.97%	4.27%
Portfolio turnover rate	16%	26%	83%	239%	151%

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  137

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$10.23	$10.19	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.82	0.45	0.31
Net realized and unrealized gain (loss) on total investments	(0.20)	(0.02)	0.09

Total gain (loss) from investment operations	0.62	0.43	0.40

Less distributions from:
Net investment income	(0.67)	(0.39)	(0.21)
Net realized gains	—	—	—

Total distributions	(0.67)	(0.39)	(0.21)

Net asset value, end of period	$10.18	$10.23	$10.19

TOTAL RETURN	5.95%	4.29%	4.04	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$88,127	$17,840	$5,661
Ratio of expenses to average net assets before expense waiver and reimbursement	0.59%	0.61%	2.44	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.59%	0.55%	0.55	%(c)
Ratio of net investment income to average net assets	7.57%	4.47%	6.08	%(c)
Portfolio turnover rate	16%	26%	83%

138  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

INFLATION-LINKED BOND FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of year	$9.96	$9.93	$10.54	$10.63	$10.39

Gain (loss) from investment operations:
Net investment income (a)	0.77	0.38	0.54	0.43	0.49
Net realized and unrealized gain (loss) on total investments	(0.15)	0.04	(0.39)	0.11	0.24

Total gain (loss) from investment operations	0.62	0.42	0.15	0.54	0.73

Less distributions from:
Net investment income	(0.68)	(0.39)	(0.55)	(0.48)	(0.40)
Net realized gains	—	—	(0.21)	(0.15)	(0.09)

Total distributions	(0.68)	(0.39)	(0.76)	(0.63)	(0.49)

Net asset value, end of year	$9.90	$9.96	$9.93	$10.54	$10.63

TOTAL RETURN	6.11%	4.35%	1.53%	5.14%	7.20%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of year (in thousands)	$131,575	$56,824	$59,388	$70,277	$95,536
Ratio of expenses to average net assets before expense waiver and reimbursement	0.58%	0.63%	0.47%	0.30%	0.33%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.44%	0.48%	0.43%	0.30%	0.30%
Ratio of net investment income to average net assets	7.28%	3.85%	5.32%	4.04%	4.67%
Portfolio turnover rate	16%	26%	83%	239%	151%

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class commenced operations on March 31, 2006.

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  139

FINANCIAL HIGHLIGHTS	(continued)

MONEY-MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Institutional Class

	9/30/08	9/30/07	9/30/06	9/30/05	9/30/04

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.05	0.03	0.01
Net realized and unrealized gain (loss) on total investments	—	—	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.05	0.03	0.01

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)
Net realized gains	—	—	—	—	—

Total distributions	(0.03)	(0.05)	(0.05)	(0.03)	(0.01)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	3.51%	5.37%	4.70%	2.68%	1.10%

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$293,537	$235,421	$272,119	$200,545	$179,775
Ratio of expenses to average net assets before expense waiver and reimbursement	0.14%	0.14%	0.14%	0.09%	0.09%
Ratio of expenses to average net assets after expense waiver and reimbursement	0.14%	0.14%	0.13%	0.09%	0.09%
Ratio of net investment income to average net assets	3.39%	5.21%	4.65%	2.65%	1.10%

140  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

MONEY-MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retirement Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.03
Net realized and unrealized gain (loss) on total investments	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.03

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.03)
Net realized gains	—	—	—

Total distributions	(0.03)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00

TOTAL RETURN	3.25%	5.12%	2.45	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$97,832	$98,903	$43,804
Ratio of expenses to average net assets before expense waiver and reimbursement	0.39%	0.39%	0.71	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.39%	0.35%	0.35	%(c)
Ratio of net investment income to average net assets	3.26%	5.01%	5.07	%(c)

TIAA-CREF Funds ▪ Retail Class ▪ Prospectus  141

FINANCIAL HIGHLIGHTS	(concluded)

MONEY-MARKET FUND ▪ FOR THE PERIOD OR YEAR ENDED

	Retail Class

	9/30/08	9/30/07	9/30/06	(d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$1.00	$1.00	$1.00

Gain (loss) from investment operations:
Net investment income (a)	0.03	0.05	0.03
Net realized and unrealized gain (loss) on total investments	—	—	—

Total gain (loss) from investment operations	0.03	0.05	0.03

Less distributions from:
Net investment income	(0.03)	(0.05)	(0.03)
Net realized gains	—	—	—

Total distributions	(0.03)	(0.05)	(0.03)

Net asset value, end of period	$1.00	$1.00	$1.00

TOTAL RETURN	3.43%	5.25%	2.53	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,093,363	$1,034,417	$127,318
Ratio of expenses to average net assets before expense waiver and reimbursement	0.40%	0.43%	0.25	%(c)
Ratio of expenses to average net assets after expense waiver and reimbursement	0.22%	0.25%	0.25	%(c)
Ratio of net investment income to average net assets	3.34%	5.11%	5.16	%(c)

(a)	Based on average shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	The Retirement Class and Retail Class commenced operations on March 31, 2006.

142  Prospectus ▪ TIAA-CREF Funds ▪ Retail Class

[This page intentionally left blank.]

FOR MORE INFORMATION ABOUT TIAA-CREF FUNDS

The following documents contain more information about the Funds and are available free upon request:

Statement of Additional Information (“SAI”). The SAI contains more information about certain aspects of the Funds. A current SAI has been filed with the SEC and is incorporated in this Prospectus by reference. This means that the SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Funds’ annual and semiannual reports provide additional information about the Funds’ investments. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting documents. You can request a copy of the SAI or these reports without charge, or contact us for any other purpose, in any of the following ways:

By telephone:
Call 800 223-1200

In writing:

TIAA-CREF Funds—Retail Class c/o Boston Financial Data Services P. O. Box 8009 Boston, MA 02266-8009

Over the Internet:
www.tiaa-cref.org/mfs

Information about the Trust (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the TIAA-CREF Funds Prospectus, prospectus supplements, annual and semiannual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:
Call 800 223-1200

In writing:

TIAA-CREF Funds—Retail Class c/o Boston Financial Data Services P. O. Box 8009 Boston, MA 02266-8009

Important Information about procedures for opening a new account

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including the Funds, to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Funds will ask for your name, address, date of birth, social security number and other information that will allow the Funds to identify you, such as your home telephone number. Until you provide the Funds with the information we need, the Funds may not be able to open an account or effect any transactions for you.

811-9301

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF FUNDS
(Formerly, the TIAA-CREF Institutional Mutual Funds)

FEBRUARY 1, 2009

Growth Equity Fund	Small-Cap Value Index Fund
Growth & Income Fund	Small-Cap Blend Index Fund
International Equity Fund	International Equity Index Fund
Large-Cap Growth Fund	Enhanced International Equity Index Fund
Large-Cap Value Fund	Enhanced Large-Cap Growth Index Fund
Mid-Cap Growth Fund	Enhanced Large-Cap Value Index Fund
Mid-Cap Value Fund	Social Choice Equity Fund
Small-Cap Equity Fund	Real Estate Securities Fund
Large-Cap Growth Index Fund	Managed Allocation Fund
Large-Cap Value Index Fund	Bond Fund
Equity Index Fund	Bond Plus Fund
S&P 500 Index Fund	Short-Term Bond Fund
Mid-Cap Growth Index Fund	High-Yield Fund
Mid-Cap Value Index Fund	Tax-Exempt Bond Fund
Mid-Cap Blend Index Fund	Inflation-Linked Bond Fund
Small-Cap Growth Index Fund	Money Market Fund

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series (each, a “Fund”) of the TIAA-CREF Funds (the “Trust”). It is not a prospectus and should be read carefully in conjunction with the TIAA-CREF Funds’ prospectuses for the Funds dated February 1, 2009 (each, a “Prospectus”), which may be obtained by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, New York 10017-3206 or by calling 877 518-9161.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus. The audited financial statements for the fiscal year ended September 30, 2008 are incorporated into this SAI by reference to the TIAA-CREF Funds’ Annual Report to shareholders. The Funds will furnish you, without charge, a copy of the Annual Report on request.

B-2	Investment Objectives, Policies, and Restrictions
B-2	Fundamental Policies
B-3	Investment Policies
B-23	Disclosure of Portfolio Holdings
B-24	Management of the Trust
B-24	The Board of Trustees
B-24	Trustees and Officers
B-26	Equity Ownership of the Trustees
B-27	Trustee and Officer Compensation
B-28	Board Committees
B-28	Proxy Voting Policies
B-29	Principal Holders of Securities
B-32	Underwriter
B-33	Investment Advisory and Other Services
B-33	Investment Advisory Services
B-35	Custodian, Transfer Agent and Fund Accounting Agent
B-35	Independent Registered Public Accounting Firm
B-35	Personal Trading Policy
B-35	Information about the Funds’ Portfolio Management Teams
B-40	About the Trust and the Shares
B-40	Class Structure
B-40	Distribution (12b-1) Plan

B-41	Indemnification of Shareholders
B-41	Indemnification of Trustees
B-41	Limitation of Fund Liability
B-41	Shareholder Meetings and Voting Rights
B-41	Shares
B-41	Additional Funds or Classes
B-41	Dividends and Distributions
B-42	Pricing of Shares
B-42	Investments for Which Market Quotations Are Readily Available
B-42	Equity Securities
B-42	Foreign Investments
B-42	Debt Securities
B-42	Special Valuation Procedures for the Money Market Fund
B-42	Options and Futures
B-43	Investments for Which Market Quotations Are Not Readily Available
B-43	Tax Status
B-48	Brokerage Allocation
B-52	Directed Brokerage
B-52	Legal Matters
B-52	Experts
B-52	Financial Statements
B-53	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

          The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of thirty-two Funds of the Trust described in this SAI. Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, except for the Tax-Exempt Bond Fund, the investment objective of each Fund as described in the Prospectus, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company. Each Fund will be “diversified” within the meaning of the 1940 Act.

          Unless stated otherwise, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

          The following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as permitted by law.

2.

The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33⅓% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.	The Fund will not purchase real estate or mortgages directly.

5.	The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6.	The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.	The Fund will not purchase any security on margin except that the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

The following restriction is a fundamental policy of each Fund other than the Managed Allocation Fund:

8.

The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

The following restriction is a fundamental policy of the Managed Allocation Fund:

9.

The Fund will not invest in securities other than securities of other registered investment companies or other permissible investment products or pools that are approved by the Board of Trustees, government securities or short-term securities.

B-2  Statement of Additional Information ▪ TIAA-CREF Funds

The following restrictions are fundamental policies of the Tax-Exempt Bond Fund:

10.

The Fund may invest more than 25% of its assets in tax-exempt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets.

11.

Under normal market conditions, the Fund will invest at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

          The following restriction is a fundamental policy of each Fund other than the Real Estate Securities Fund:

12.

The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate industry. With respect to this restriction, the Managed Allocation Fund may invest more than 25% of its assets in any one investment company or other permissible invest product or pool.

          While the Managed Allocation Fund does not intend to concentrate its investments in a particular industry, the Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more of its underlying funds, pools or products. Currently, no underlying investment of the Managed Allocation Fund, other than the Real Estate Securities Fund, concentrates 25% or more of its total assets in any one industry.

          With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of a Fund’s investment, a later increase or decrease in the percentage beyond the specified limit resulting from a change in values of portfolio securities will not be considered a violation by the Fund.

INVESTMENT POLICIES

          The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders.

          Non-Equity Investments of the Equity Funds. The Equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Money Market Fund invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

          When market conditions warrant, the Equity Funds can invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          The Equity Funds also can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

          Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

          Credit Facility. The Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. The College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

          If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Taxable Securities. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in securities that are tax-exempt for federal income tax purposes. However, the Fund may invest on a temporary basis in taxable securities. In that case, the investments would be limited to securities that the Fund determines to be high quality, such as those issued or guaranteed by the U.S. Government.

          Illiquid Investments. The Board has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. The Funds may invest up to 15% (10% in the case of the Money Market Fund) of their net assets (taken at current value) in investments that may not be readily marketable. Investment in illiquid securities poses risks of potential delays in resale. Limitations, or delays in, resale may have adverse effects on the marketability of portfolio securities, and it may be difficult for the Funds to dispose of illiquid securities promptly or to sell such securities for their fair market value.

          Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, the Tax-Exempt Bond Fund may encounter difficulties in disposing of lower-quality securities. At the Fund’s option, it may pursue litigation or other remedies in order to protect the Fund’s interests.

          Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of munici-

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pal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.

          Additional Risks Resulting From Recent Market Events and Government Intervention in Financial Markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

          In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

          The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

          Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

          Preferred Stock. The Funds can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

          Options and Futures. Each of the Funds may engage in options (puts and calls) and futures strategies to the extent permitted by the SEC and the Commodity Futures Trading Commission (“CFTC”). The Funds are not expected to use options and futures strategies in a speculative manner, but rather they may use them primarily as hedging techniques or for cash management purposes.

          Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

          Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objective and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an

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“opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          The Funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

          The Funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that they had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          To the extent permitted by applicable regulatory authorities, the Funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract — assuming a “long” position — Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Funds usually will be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the Funds’ securities portfolios against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent

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that these hedging strategies are successful, the Funds will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

          Unlike the purchase or sale of a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to the user’s ability to correctly predict movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

          The Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration or regulation as commodity pool operators.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds’ risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

          When a Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of

B-6  Statement of Additional Information ▪ TIAA-CREF Funds

ownership of the securities — accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt Instruments Generally

          A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. The Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, the Student Loan Marketing Association (“Sallie Mae”) Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

          In September, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC will likely continue to operate as going concerns while in conservatorship.

          Although the U.S. Treasury subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps – a liquidity backstop and the mortgage-backed securities purchase program – are scheduled to expire in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA and FHLM-guaranteed mortgage-backed securities held by the Funds.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds may invest in lower-rated debt securities. In particular, the High-Yield Fund will invest at least 80% of its net assets in below investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated cate-

TIAA-CREF Funds ▪ Statement of Additional Information  B-7

gories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’ net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

          Any debt instrument, no matter its initial rating may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

          Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

          The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

          Although most of the Funds can invest a percentage of their assets in lower-rated securities. The High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

          Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to

B-8  Statement of Additional Information ▪ TIAA-CREF Funds

their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly-traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely-traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          Custodial receipts issued in connection with so-called trademark zero coupon securities, such as Certificates of Accrual on Treasuries (“CATS”) and Treasury Income Growth Receipts (“TIGRs”), are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., those purchased through the Federal Reserve’s Separate Trading of Registered Interest and Principal of Securities Program (“STRIPs”) and Coupons Under Book Entry Safekeeping (“CUBEs”)) are direct obligations of the U.S. Government.

          Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

          A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

          The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

          A Fund may invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

          If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

          Structured or Indexed Securities (Including Exchange-Traded Notes and Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as specific currencies, interest rates, commodities, indices or other

TIAA-CREF Funds ▪ Statement of Additional Information  B-9

financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

          A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          A Fund may invest in targeted return index securities (“TRAINs”), which are fixed rate certificates that represent undivided interests in the pool of securities (generally lower-rated debt securities that are unsecured) underlying a Targeted Return Index Securities Trust. By investing in a TRAIN, a holder is able to invest in a diversified portfolio of fixed-income securities without incurring the brokerage and other expenses associated with directly holding small positions in individual securities. A holder of a TRAIN receives income from the trust as a result of principal and interest paid by the trust’s underlying securities, and indirectly bears its proportionate share of any expenses paid by the TRAIN. TRAINs are not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified institutional buyers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. As a result, certain investments in TRAINs may be less liquid to the extent that the Fund is unable to find qualified institutional buyers interested in purchasing such securities at any point in time. TRAINs that are rated below investment-grade are considered lower-rated debt securities, and will entail the risks described above in the discussion regarding lower-rated debt securities.

Mortgage-Backed and Asset-Backed Securities

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a

B-10  Statement of Additional Information ▪ TIAA-CREF Funds

financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

          Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts

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and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as a financing transaction.

          Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities, or such lesser percentage as may be permitted by SEC interpretations (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by a Fund will generally be invested in high quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and a Fund may lose money as a result of the investment of such collateral.

          The Fund lending the securities will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Funds may pay reasonable fees to persons unaffiliated with the Fund for services, or for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating the collateral should the borrower of securities default, become the subject of bankruptcy proceedings or otherwise be unable to fulfill its obligations or fail financially.

          Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

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          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

          By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the credit-worthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

          In addition to other swap transactions, the Enhanced International Equity Index Fund may purchase and sell contracts for difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable the Enhanced International Equity Index Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

          By entering into a CFD transaction, the Enhanced International Equity Index Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, the Enhanced International Equity Index Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Enhanced International Equity Index Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Enhanced International Equity Index Fund’s shares, may be reduced.

          Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

          Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

          To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

          Segregated Accounts. In connection with when-issued securities, firm commitments and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets

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can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

          Investment Companies. Subject to certain exceptions, under the 1940 Act, each Fund other than Managed Allocation Fund can invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund other than Managed Allocation Fund can hold more than 3% of the total outstanding voting stock of any single investment company. The Managed Allocation Fund can invest all of its assets in the securities of other investment companies. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests. Additionally, the Funds may invest in other investment companies for cash management and defensive purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above.

          Other investment products similar to ETFs in which the Managed Allocation Fund may invest are exchange-traded notes (“ETNs”). While ETNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by the ETNs’ issuers. As with ETFs, when the Managed Allocation Fund invests in an ETN, it will bear certain investor expenses charged by the ETN.

          Exchange-Traded Funds. A Fund may purchase shares of exchange-traded funds. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on a Fund’s investments in other investment companies, which are described above under the heading “Investment Companies.”

          Exchange-Traded Notes. The Managed Allocation Fund may purchase shares of ETNs. ETNs are exchange-traded fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). Often, ETNs are structured as uncollateralized medium-term notes. Typically, the Managed Allocation Fund would purchase ETNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN. The price of an ETN can fluctuate within a wide range, and the Managed Allocation Fund could lose money investing in an ETN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

          Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33⅓% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

          Currency Transactions. The value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with

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large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract.

          Accordingly, the Funds may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if their predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave the Funds in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Funds will have flexibility to roll-over the foreign currency forward contract upon its expiration if they desire to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

          Real Estate Securities. As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in “Investment Policies” in this SAI.

          Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in

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zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

          In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

          Foreign Investments. As described more fully in the Prospectus, each of the Funds, but especially the International Equity Fund, International Equity Index Fund and Enhanced International Equity Index Fund, may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

          Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

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          Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

          Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria, it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the “World Bank”) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

          Risks of investing in emerging markets and emerging market securities include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

          In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers.

          Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of 27 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 15 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 15 of the 27 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Fifteen disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the move-

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ments of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership. Also, as the EU continues to enlarge, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

          Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

          Investment in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living lower manufacturing costs, growing consumer spending and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Latin American countries are among the largest debtors of developing countries. Argentina’s bankruptcy in the early 2000’s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such

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events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japan economic recovery, which set the stage for bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

          Investment in Asia other than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts. The Equity Funds may invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          Municipal Securities. The Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, state, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the

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issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax (AMT) or from state or local taxes).

          Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to federal alternative minimum tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

          Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither the Trust nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

          Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to heath care delivery and competition from alternative health care of conventional housing facilities.

          Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of simarily rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

          Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither the Trust nor Advisors can predict the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments by a Fund. In addition, neither the Trust nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Tax-Exempt Bond Fund within the applicable limits set forth in the Prospectus.

          Municipal Insurance. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be: (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

          Municipal Leases. Municipal leases are municipal securities that may take the form of lease or an installment purchase contract issued by the state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of municipality, a lease obligation is ordinarily backed by the municipality’s agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities.

          Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. The Tax-Exempt Bond Fund will not purchase lease obligations that contain non-appropriation clauses with an average life of five years or longer unless the lease obligation is rated investment grade by a nationally recognized rating organization.

          Municipal lease obligations may be deemed to be illiquid. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades for the obligation; (2) the number of dealers willing to purchase or sell

B-20  Statement of Additional Information ▪ TIAA-CREF Funds

the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.

          Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable.

          Municipal leases can be both rated and unrated. Rated leases that may be held by the Tax-Exempt Bond Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. The Tax-Exempt Bond Fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which the Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

          To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund will not invest in municipal lease obligations that are deemed illiquid if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets.

          Tobacco Related Bonds. The Tax-Exempt Bond Fund may invest in tobacco settlement related bonds.

          Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local governments issuing the bonds, their credit-worthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the tobacco companies subject to the tobacco settlement could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund’s net asset value.

          Tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any tobacco litigation matters could adversely affect the payment streams associated with tobacco related bonds.

          Municipal Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit the Tax-Exempt Bond Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or credit support arrangements provided by banks.

          Use of letters of credit or credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Tax-Exempt Bond Fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the Fund’s portfolio.

          Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the purchaser’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by the Tax-Exempt Bond Fund, the participation interest will backed by an irrevocable letter of credit or guarantee of a bank that Advisors has determined meets certain quality standards established by the Board of Trustees, or the payment obligation otherwise will be collateralized by U.S. Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the municipal obligation, plus accrued interest. The Tax-Exempt Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5% of the value of its assets in participation interests.

          Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation have similar credit quality, redemption provisions and maturity.

          Municipal Custody Receipts. The Tax-Exempt Bond Fund also may acquire custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing

TIAA-CREF Funds ▪ Statement of Additional Information  B-21

specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

          Other Investment Techniques and Opportunities. Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

          Industry Concentration. With the exception of the Managed Allocation Fund and the Real Estate Securities Fund, none of the Funds will concentrate more than 25% of its total assets in any one industry. While the Managed Allocation Fund does not intend to concentrate its investments in any particular industry, the Fund may, through one or more of its underlying funds in which it invests, indirectly concentrate in a single industry. Currently, no underlying fund of the Managed Allocation Fund, other than the Real Estate Securities Fund, concentrates 25% or more of its total assets in any one industry.

          Portfolio Turnover. The transactions a Fund engages in are reflected in its portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds’ portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds’ shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

          For the year ended September 30, 2008, the portfolio turnover of some of the Funds significantly changed from portfolio turnover rates in 2007 as a result of a variety of factors.

          The Growth & Income Fund portfolio turnover rate increased to 132% for 2008 as compared with 84% for the same period in 2007. This increase in portfolio turnover was due to heightened market volatility, which at times required more frequent trading to limit losses and protect gains.

          The Mid-Cap Value Fund portfolio turnover rate decreased to 41% for 2008 as compared with 90% for the same period in 2007. This decrease in portfolio turnover was due to the portfolio management team’s efforts to limit frictional costs of trading under conditions of reduced market liquidity and heightened volatility that existed during much of the twelve-month period ended September 30, 2008.

          The Equity Index Fund portfolio turnover rate decreased to 9% for 2008 as compared with 16% for the same period in 2007. This decrease in portfolio turnover was due to lower rebalancing activity associated with the Fund’s benchmark (the Russell 3000 Index), in addition to less frequent use of ETFs as a means of investing excess cash balances.

          The Large-Cap Growth Index Fund portfolio turnover rate decreased to 28% for 2008 as compared with 53% for the same period in 2007. This decrease in portfolio turnover was due to reduced 529 Plan rebalance activity, in addition to less frequent use of ETFs as a means of investing excess cash balances.

          The Large-Cap Value Index Fund portfolio turnover rate decreased to 33% for 2008 as compared with 60% for the same period in 2007. This decrease in portfolio turnover was due to reduced 529 Plan rebalance activity, in addition to less frequent use of ETFs as a means of investing excess cash balances.

          The Small-Cap Blend Index Fund portfolio turnover rate decreased to 36% for 2008 as compared with 69% for the same period in 2007. This decrease in portfolio turnover was due to reduced 529 Plan rebalancing activity, in addition to less frequent use of ETFs as a means of investing excess cash balances.

          The Social Choice Equity Fund portfolio turnover rate decreased to 15% for 2008 as compared with 30% for the same period in 2007. This decrease in portfolio turnover was primarily due to reduced 529 Plan rebalancing activity.

          The Managed Allocation Fund portfolio turnover rate increased to 26% for 2008 as compared with 13% for the same period in 2007. This increase in portfolio turnover was primarily due to increased market volatility, which resulted in more frequent rebalancing among underlying funds held in the portfolio.

          The following fixed-income Funds were impacted by significant changes in turnover rates. The Bond Fund portfolio turnover rate decreased to 113% for 2008 as compared with 189% for the same period in 2007. This decrease in portfolio turnover was due to a reduction in market liquidity, resulting in fewer opportunities to execute trades on attractive terms.

          The Bond Plus Fund portfolio turnover rate decreased to 92% for 2008 as compared with 137% for the same period in 2007. This decrease in portfolio turnover was due to a reduction in market liquidity, resulting in fewer opportunities to execute trades on attractive terms.

          The High-Yield Fund portfolio turnover rate increased to 59% for 2008 as compared with 43% for the same period in 2007. There was no change in strategy of the High-Yield Fund in the period. The portfolio turnover rate in both periods reflects a lower turnover rate than other high-yield funds, reflective of an investment style of investing for the long term.

          Finally, the Inflation-Linked Bond Fund portfolio turnover rate decreased to 16% for 2008 as compared with 26% for the same period in 2007. This decrease in portfolio turnover was due to a reduction in market liquidity, resulting in fewer opportunities to execute trades on attractive terms.

The portfolio turnover rates of the other Funds did not change significantly from 2007 to 2008.

B-22  Statement of Additional Information ▪ TIAA-CREF Funds

          The Funds do not have fixed policies on portfolio turnover, although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions. To the extent that the Funds have investors that are funds or pools managed by Advisors, transaction activity by these funds or pools may contribute to the Funds’ portfolio turnover rate and may increase the Funds’ brokerage costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund may disclose its portfolio holdings to all third parties who request it after that period. In addition, the Funds and Advisors may disclose the ten largest holdings of any Fund to third parties ten days after the end of the calendar month.

          The Funds and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•

Fund holdings in any particular security can be made available to stock exchanges or regulators, and Fund holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Chief Counsel or above.

•	Fund portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information provided.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holding information to that third party is:

	•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;

	•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

	•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•

Any waiver to the policies and procedures must be approved in writing by an individual holding the title of Chief Investment Officer or Executive Vice President, Asset Management or above and approved by an individual holding the title of Vice President and Associate General Counsel or above.

          On an annual basis, the Boards of the Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

          Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; PricewaterhouseCoopers LLP; Adviser Consultant Network; Commercial Financial Press; and Bloomberg L.P. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

          In addition, occasionally the Funds and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Funds’ portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Also, State Street Bank and Trust Company, as the Funds’ custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Fund’s assets.

          The Funds send summaries of their portfolio holdings to shareholders semi-annually as part of the Funds’ annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

          The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

TIAA-CREF Funds ▪ Statement of Additional Information  B-23

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

          The Board of Trustees oversees the Trust’s business affairs, involving, among other things, approving the Funds’ investment objectives and policies. The Board delegates the day-to-day management of the Funds to Advisors and its officers (see below). The Board meets periodically to review, among other things, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios.

TRUSTEES AND OFFICERS

          The following tables include certain information about the trustees and officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years. The first table includes information about the Trust’s disinterested trustees and the second table includes information about the Trust’s officers. The first table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The Trust has no interested trustees.

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006);. Partner(1990-2005) and Head of Global Product Management (2003-2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	61

Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee Member, Gulf of Maine Research Institute, the Boston Athenaeum, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.

Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990-2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	61

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.

Eugene Flood, Jr. c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	61	None

Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer (since September 2007) of Copper Rock Capital Partners, LLC (investment adviser). Formerly, Chief Operating Officer, DDJ Capital Management (2003-2006); and Executive Vice President (2000-2002), Senior Vice President (1995-2000) and Vice President (1992-1995), Fidelity Investments	61	None

Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005	James S. Reid, Jr. Professor of Law (since 2004), Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School.	61	None

Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates (1997 - 2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993-1997).	61	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

B-24  Statement of Additional Information ▪ TIAA-CREF Funds

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Principal and Founder BAM Consulting LLC (since 2003); and Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000-2001); and Chief Executive Officer (1995-2001); President (1991-2000); and Chief Operating Officer (1989-1995) of that firm.	61	Director, Prudential plc and International Advisory Board, British- American Business Council.

James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and CEO, National Bureau of Economic Research (since 2008); Head (2006-2008) and Associate Head (1994-2000 and 2001- 2006) Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996), and Program Director, National Bureau of Economic Research (1990-2008).	61	Director, The Jeffrey Company and Jeflion Company (unregistered investment companies); and National Bureau of Economic Research.

Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term. Trustee since 2001. Chairman until 6/30/2012.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); Chairman and CEO, NCM Capital Advisers, Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	61	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust.

Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.

Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research (2001-2002) and Associate Director of Research (2000-2003), the Center for International Business Education and Research, University of Texas at Austin and Director of the Bureau of Business Research, University of Texas at Austin (2001-2002).

				61	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since September 2007.

Executive Vice President of Client Services of TIAA and of TIAA-CREF Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since August 2008); Executive Vice President of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007-2008); President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since July 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Formerly, Partner, Spyglass Investments (2002-2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Business of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997-2003).

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since February 2008.

Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since February 2008). Formerly, Chief Compliance Officer of Advisors (February-July 2008); Managing Director/Director of Global Compliance, AIG Investments (2000-2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998-2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997-1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994-1997); and Enforcement Staff Attorney, U.S. Securities and Exchange Commission (1988-1994).

TIAA-CREF Funds ▪ Statement of Additional Information  B-25

OFFICERS (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2007

President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007). Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA, CREF and TIAA Separate Account VA-1. Director of TPIS (since 2006) and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004-2006), and Chief Investment Officer of TIAA (2004-2006) and the TIAA-CREF Fund Complex (2003-2006); and Executive Vice President and Head of Asset Management of the TIAA-CREF Funds and the TIAA-CREF Life Funds (2006-2007).

Jonathan Feigelson TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/10/62	Senior Vice President and Acting General Counsel	One-year term. Senior Vice President and Acting General Counsel since October 2008.

Senior Vice President and Acting General Counsel of TIAA, CREF, TIAA Separate Account VA-1, TIAA-CREF Funds and TIAA-CREF Life Funds (since October 2008); and Senior Vice President and Deputy General Counsel of TIAA (since August 2006). Formerly, Managing Director and General Counsel, ABN AMRO (2002– August 2006).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Treasurer of CREF and TIAA Separate Account VA-1 (since August 2008). Formerly, Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993-2001).

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/8/56	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors (since 2004) and TPIS (since 2003) and Manager of Investment Management (since 2004). Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999- 2003); and Head and Deputy Head of Global market Risk Management, Lehman Brothers (1997-1999).

William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One year term. Vice President and Corporate Secretary since May 2008.

Vice President and Corporate Secretary of TIAA and the TIAA- CREF Fund Complex (since May 2008). Formerly, Deputy General Counsel and Corporate Secretary, Bank of America (2005-2008); and Deputy General Counsel, Secretary and Corporate Governance Officer, The Gillette Company (2000-2005).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President of TIAA and the TIAA-CREF Fund Complex (since 2003) and Head of Corporate Services (since 2006). Formerly, Director, TIAA-CREF Life (2003-2006); First Vice President and Head of Human Resources, International Private Client Division and Global Debt Markets, Merrill Lynch & Co. (1999-2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998-1999).

Cara L. Schnaper TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/13/54	Executive Vice President	One-Year Term. Executive Vice President since February 2008.

Executive Vice President, Technology and Operations of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex (since February 2008). Formerly, Principal, Market Resolve, LLC (2006- February 2008); and Head, Middle Office, Investment Banking (2000-2002), Head, Technology and Operations, Equities (1999-2000) and Chief Operating Officer Technology and Operations, Emerging Markets, Foreign Exchange and Commodities (1997-1999), JP Morgan Chase & Co.

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.

Executive Vice President, Institutional Development and Sales of TIAA and the TIAA-CREF Fund Complex (since August 2008); Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA-CREF Fund Complex (2006-2008); and Director and President of TIAA-CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and the TIAA-CREF Fund Complex (2000-2005); and President and Chief Executive Officer, Horizon Mercy (1996-2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President, Product Development and Management of TIAA (since August 2008); Executive Vice President, Institutional Client Services (2006-2008); Director of Tuition Financing and Manager of Services (April 2006); and President and CEO, TIAA-CREF Redwood, LLC (September 2006). Formerly, Senior Vice President, Pension Products (2003-2006) and Vice President, Support Services (1998- 2003) of TIAA and the TIAA-CREF Fund Complex.

EQUITY OWNERSHIP OF THE TRUSTEES

          The following chart includes information relating to equity securities that are beneficially owned by the trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2008. At that time, the Funds’ family of investment companies included the Funds and all of the other series of the Trust (including the TIAA-CREF Lifecycle Funds), CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

B-26  Statement of Additional Information ▪ TIAA-CREF Funds

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley	$50,001 - $100,000 International Equity Fund	Over $100,000
Nancy A. Eckl	$10,001 - $50,000 Growth & Income Fund	$50,001 - $100,000
Eugene Flood, Jr.	$50,001 - $100,000 International Equity Fund	Over $100,000
Over $100,000 S&P 500 Index Fund
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	$10,001 - $50,000 International Equity Index Fund	Over $100,000
$1 - $10,000 Mid Cap Blend Index Fund
$1 - $10,000 Small Cap Growth Index Fund
$1 - $10,000 Small Cap Value Index Fund
$1 - $10,000 Social Choice Equity Fund
Nancy L. Jacob	None	Over $100,000
Bridget Macaskill	$10,001 - $50,000 International Equity Fund	Over $100,000
$10,001 - $50,000 Large Cap Value Fund
$10,001 - $50,000 Mid Cap Growth Fund
$50,001 - $100,000 Mid Cap Value Fund
$10,001 - $50,000 Small Cap Equity Fund
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000

TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation received from the Trust and the TIAA-CREF Fund Complex by each non-officer trustee for the fiscal year ended September 30, 2008. The Trust’s officers receive no compensation from any fund in the TIAA-CREF Fund Complex. For purposes of this chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds and the Trust (including the TIAA-CREF Lifecycle Funds), each a registered investment company.

DISINTERESTED TRUSTEES

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation Paid From TIAA-CREF Fund Complex

Forrest Berkley *	$11,138.36	$6,203.66	$214,250.00
Nancy A. Eckl	$11,536.65	$6,203.66	$213,000.00
Eugene Flood, Jr.	$13,001.33	$6,203.66	$235,500.00
Michael A. Forrester	$11,551.40	$7,511.52	$235,500.00
Howell E. Jackson	$14,543.46	$6,203.66	$251,750.00
Nancy L. Jacob	$20,701.21	$6,203.66	$328,000.00
Bridget Macaskill	$10,321.87	$6,203.66	$198,500.00
James M. Poterba *	$12,685.41	$6,203.66	$229,500.00
Maceo K. Sloan *	$17,105.42	$6,203.66	$288,000.00
Laura T. Starks	$16,224.30	$6,203.66	$270,500.00
Total:	$138,809.42	$63,344.43	$2,464,500.00

*

This compensation, or a portion of it, was not actually paid based on prior election of Messrs. Berkley, Poterba and Sloan to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees described below. Excluding this year’s deferrals (which are reflected in the table), a total of $376,125.36, including interest, earned across the fund complex, has been deferred for prior years’ service, including interest through September 30, 2008, for Messrs. Berkley, Poterba and Sloan. Of this $376,125.36 in deferred compensation, Mr. Berkley elected to defer $135,834.93, Mr. Poterba elected to defer $22,935.32 and Mr. Sloan elected to defer $217,355.11.

          The Board has approved trustee compensation at the following currently effective rates: an annual retainer of $50,000; a Board and committee meeting fee of $2,500 ($1,000 per conference call meeting to review investment performance of the Funds); an annual long-term compensation contribution of $75,000; an annual committee chair fee of $10,000 ($15,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $25,000; and an annual Operations and Audit and Compliance Committee member fee of $5,000. The trustees also receive $2,500 per meeting for attending any shareholder meetings. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

          The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by

TIAA-CREF Funds ▪ Statement of Additional Information B-27

the trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

          The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations:

(1)

An Audit and Compliance Committee, consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for financial reporting, internal controls and certain compliance and ethics matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the Funds’ independent registered public accounting firm. The Audit and Compliance Committee has adopted a formal written charter that is available upon request. During the fiscal year ended September 30, 2008, the Audit and Compliance Committee held nine meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Mr. Sloan has been designated the audit committee financial expert.

(2)

An Investment Committee, consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended September 30, 2008, the Investment Committee held six meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust and the initiation of appropriate shareholder resolutions. During the fiscal year ended September 30, 2008, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)

An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended September 30, 2008, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Mr. Sloan (chair), Dr. Flood, Prof. Jackson, Dr. Jacob, Prof. Poterba and Ms. Eckl.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain Trust officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During the fiscal year ended September 30, 2008, the Nominating and Governance Committee held nine meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)

An Operations Committee, consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended September 30, 2008, the Operations Committee held eight meetings. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

          Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

          The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

          As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for proposals (related to corporate governance and social issues) are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

          Advisors has a team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms and consultants, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          The Funds and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Funds, Advisors or Advisors’ Affiliates) by Advisors’ legal and compliance professionals.

B-28 Statement of Additional Information ▪ TIAA-CREF Funds

          There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Funds, Advisors or Advisors’ Affiliates), is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

          In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, the Trust has adopted special proxy voting policies for that Fund. Shares of the companies held in the Social Choice Equity Fund will be voted consistent with the social criteria (or screens) considered by the Fund in selecting companies for inclusion in its portfolio. In cases where Advisor is asked to vote on social matters that are not covered under the Fund’s screens, Advisors will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance. If the matter is not covered there, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          A record of all proxy votes cast for the Funds for the twelvemonth period ended June 30, 2008, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the Funds’ proxy votes for the twelve-month period ended June 30, 2009, will become available in August 2009. At that time, shareholders will be able to obtain this report, free of charge, by following the same procedures outlined above for obtaining a record of proxy votes cast by the other Funds.

PRINCIPAL HOLDERS OF SECURITIES

          As of December 31, 2008, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund/Class	Percentage of Holding	Shares

Charles Schwab & Co. Inc
101 Montgomery St.
San Francisco, CA 94104-4151
Equity Index - Retail Class	6.59%	2,522,296.136
Social Choice Equity - Institutional Class	17.32%	2,980,481.831
Social Choice Equity - Retail Class	21.08%	3,605,808.343
High-Yield - Retail Class	19.14%	2,210,993.160

National Financial Services LLC
PO BOX 770001
Cincinnati, OH 45277-0033
Mid-Cap Value - Retail Class	17.17%	1,730,505.515
Mid-Cap Value Index - Institutional Class	8.70%	925,208.831
Social Choice Equity - Institutional Class	14.24%	2,449,645.532
Social Choice Equity - Retail Class	9.74%	1,666,613.784
Short-Term Bond - Retail Class	5.87%	623,493.135
High-Yield - Retail Class	6.87%	794,156.865

Pershing LLC
PO BOX 2052
Jersey City, NJ 07303-2052
Large-Cap Value - Retail Class	10.12%	682,277.310
Mid-Cap Value - Retail Class	5.27%	531,229.455
Small-Cap Equity - Retail Class	6.40%	270,159.946
Bond - Retail Class	23.91%	567,140.028
Short-Term Bond - Retail Class	6.38%	677,475.161
Inflation-Linked Bond - Retail Class	10.98%	1,264,415.327

Fund/Class	Percentage of Holding	Shares

TIAA-CREF Managed Allocation
730 Third Avenue
New York, NY 10017-3206
Growth & Income - Institutional Class	6.07%	2,097,841.105
International Equity - Institutional Class	6.72%	5,243,429.731
Large-Cap Growth - Institutional Class	43.25%	8,309,784.087
Large-Cap Value - Institutional Class	16.76%	5,870,153.784
Small-Cap Equity - Retirement Class	10.10%	1,789,369.268
Enhanced International Equity Index - Institutional Class	13.30%	4,621,990.191
Enhanced Large-Cap Growth Index - Institutional Class	14.49%	4,927,138.856
Enhanced Large-Cap Value Index - Institutional Class	13.62%	4,612,555.049
Bond Plus - Institutional Class	76.01%	18,160,711.485

TIAA-CREF Michigan Fund of Funds
730 Third Avenue
New York, NY 10017-3206
International Equity - Institutional Class	11.49%	8,963,893.209
Mid-Cap Growth - Institutional Class	39.10%	1,658,313.463
Mid-Cap Value - Institutional Class	15.80%	1,635,465.878
Small-Cap Equity - Institutional Class	13.99%	2,478,561.122
Large-Cap Growth Index - Institutional Class	12.07%	3,434,044.325
Large-Cap Value Index - Institutional Class	10.70%	3,238,915.329
S&P 500 Index - Institutional Class	29.64%	20,114,432.260
International Equity Index - Institutional Class	13.03%	3,979,623.124
Real Estate Securities - Institutional Class	23.24%	6,089,146.600
Bond - Institutional Class	10.52%	18,290,300.188
Inflation-Linked Bond - Institutional Class	21.21%	9,268,648.390
Money Market - Institutional Class	36.87%	109,126,929.780

TIAA-CREF
Individual & Institutional Services Inc.
730 Third Avenue
New York, NY 10017-3206
Mid-Cap Growth - Institutional Class	10.29%	436,601.459
Mid-Cap Value - Institutional Class	21.22%	2,195,696.064
Mid-Cap Blend Index - Institutional Class	20.22%	763,831.442
Small-Cap Growth Index - Institutional Class	5.45%	382,955.278
Small-Cap Value Index - Institutional Class	8.18%	811,016.287

Maril & Co. FBO
C/O M&I Trust Company
11270 W. Park Place S400
Milwaukee, WI 53224-3623
Mid-Cap Value - Institutional Class	17.41%	1,801,146.945

Mitra & Co FBO
C/O M&I Trust Company
11270 W. Park Place S400
Milwaukee, WI 53224-3623
Mid-Cap Value - Institutional Class	6.69%	692,434.223

TIAA-CREF Minnesota Fund of Funds
730 Third Avenue
New York, NY 10017-3206
Large-Cap Growth Index - Institutional Class	16.93%	4,815,140.670
Large-Cap Value Index - Institutional Class	14.26%	4,318,591.693
Small-Cap Blend Index - Institutional Class	6.10%	896,862.721
Real Estate Securities - Institutional Class	7.23%	1,894,765.247

TIAA-CREF Funds ▪ Statement of Additional Information B-29

Fund/Class	Percentage of Holding	Shares

SEI Private Trust Company
One Freedom Valley Drive
Oaks, PA 19456
Growth & Income - Institutional Class	28.59%	9,880,235.473
International Equity - Institutional Class	14.26%	11,123,901.837
Small-Cap Equity - Institutional Class	12.46%	2,208,739.313
Large-Cap Growth Index - Institutional Class	15.60%	4,437,617.688
Large-Cap Value Index - Institutional Class	14.11%	4,271,561.141
Equity Index - Institutional Class	15.62%	14,792,674.638
S&P 500 Index - Institutional Class	23.39%	15,871,861.636
Mid-Cap Value Index - Institutional Class	14.93%	1,587,924.300
Mid-Cap Blend Index - Institutional Class	20.65%	780,176.042
Small-Cap Blend Index - Institutional Class	11.35%	1,667,195.968
International Equity Index - Institutional Class	6.88%	2,101,653.791
Social Choice Equity - Institutional Class	47.80%	8,225,678.090
Real Estate Securities - Institutional Class	8.66%	2,270,190.215
Managed Allocation - Institutional Class	100.00%	206,196.240
Bond - Institutional Class	11.08%	19,252,075.207
Short-Term Bond - Institutional Class	53.15%	6,689,131.732
High-Yield - Institutional Class	37.41%	10,364,962.261
Tax-Exempt Bond - Institutional Class	28.69%	1,876,648.995

TIAA-CREF Connecticut Fund of Funds
730 Third Avenue
New York, NY 10017-3206
Mid-Cap Growth - Institutional Class	15.14%	642,316.118
Mid-Cap Value - Institutional Class	6.29%	651,119.023
Small-Cap Equity - Institutional Class	5.40%	957,883.316
Equity Index - Institutional Class	19.19%	18,172,317.035
S&P 500 Index - Institutional Class	10.82%	7,343,917.943
International Equity Index - Institutional Class	6.49%	1,980,551.664
Inflation-Linked Bond - Institutional Class	5.08%	2,218,667.441
Money Market - Institutional Class	34.84%	103,367,942.91

TIAA-CREF 529 Plan Fund of Funds
730 Third Avenue
New York, NY 10017-3206
S&P 500 Index - Institutional Class	5.93%	4,026,850.397

Teachers Insurance & Annuity Association of America
730 Third Avenue
New York, NY 10017-3206
Mid-Cap Growth Index - Institutional Class	60.73%	2,359,798.112
Mid-Cap Value Index - Institutional Class	33.24	3,535,791.865
Mid-Cap Blend Index - Institutional Class	29.87	1,128,567.818
Small-Cap Growth Index - Institutional Class	93.25%	6,552,482.334
Small-Cap Value Index - Institutional Class	66.55%	6,595,288.275
Bond Plus - Institutional Class	23.63%	5,645,195.956
Short-Term Bond - Institutional Class	21.46%	2,700,784.508
High-Yield - Institutional Class	11.73%	3,428,883.604
Tax-Exempt Bond - Institutional Class	62.57%	4,092,419.100

Fund/Class	Percentage of Holding	Shares

ING National Trust
One Orange Way
Windsor CT 06095
Equity Index - Institutional Class	9.36%	8,864,008.673
Mid-Cap Blend Index - Institutional Class	23.66%	893,833.392
Small-Cap Blend Index - Institutional Class	11.63%	1,708,956.989
International Equity Index - Institutional Class	20.28%	6,192,434.515

TIAA-CREF Oklahoma Fund of Funds
730 Third Avenue
New York, NY 10017-3206
Mid-Cap Growth Index - Institutional Class	5.46%	212,137.589

Counsel Trust FBO
Etnyre International LTD Profit
Sharing and Retirement Savings
1251 Waterfront Pl STE 525
Pittsburgh, PA 15222-4228
Mid-Cap Growth Index - Institutional Class	6.39%	248,429.296

MAC & CO
525 William Penn Place
Pittsburgh, PA 15230-3198
Mid-Cap Value Index - Institutional Class	31.53%	3,353,260.704

Patterson & Company
1525 West WT Harris Blvd
Charlotte, NC 28288-0001
Small-Cap Blend Index - Institutional Class	15.40%	2,263,129.464

Premier Health Partners
40 W 4th St Suite 2110
Dayton, OH 45402-1857
Small-Cap Value Index - Institutional Class	16.44%	1,628,801.267

B-30 Statement of Additional Information ▪ TIAA-CREF Funds

Fund/Class	Percentage of Holding	Shares

JP Morgan TIAA-CREF Trust Co. IRA Program 3 Metrotech Center Fl 6 Brooklyn, NY 11245-0001
Growth & Income - Retirement Class	25.99%	9,793,306.378
International Equity - Retirement Class	17.11%	20,899,871.854
Large-Cap Growth - Retirement Class	73.95%	2,416,169.839
Large-Cap Value - Retirement Class	16.04%	7,585,080.345
Mid-Cap Growth - Retirement Class	19.24%	4,971,191.777
Mid-Cap Value - Retirement Class	15.78%	8,569,048.832
Small-Cap Equity - Retirement Class	15.76%	4,004,348.350
Large-Cap Growth Index - Retirement Class	21.35%	2,142,002.041
Large-Cap Value Index - Retirement Class	34.55%	3,852,510.694
Equity Index - Retirement Class	70.04%	1,461,741.120
S&P 500 Index - Retirement Class	27.82%	5,560,229.131
Mid-Cap Growth Index - Retirement Class	36.00%	995,033.191
Mid-Cap Value Index - Retirement Class	28.84%	2,080,687.055
Mid-Cap Blend Index - Retirement Class	25.07%	1,897,488.223
Small-Cap Growth Index - Retirement Class	35.83%	2,052,761.004
Small-Cap Value Index - Retirement Class	22.02%	1,853,443.369
Small Cap Blend Index - Retirement Class	20.00%	1,310,678.245
International Equity Index - Retirement Class	23.55%	6,993,134.880
Social Choice Equity - Retirement Class	29.82%	10,012,072.191
Real Estate Securities - Retirement Class	31.85%	5,119,924.970
Managed Allocation - Retirement Class	42.54%	806,498.673
Bond - Retirement Class	64.29%	2,224,646.434
Bond Plus - Retirement Class	28.38%	853,173.713
Short-Term Bond - Retirement Class	55.25%	1,559,788.223
High-Yield - Retirement Class	69.77%	2,859,317.787
Inflation-Linked Bond - Retirement Class	71.46%	5,026,966.143

Fund/Class	Percentage of Holding	Shares

JP Morgan Retirement Plans Program 3 Metrotech Center Fl 6 Brooklyn, NY 11245-0001
Growth & Income - Retirement Class	73.36%	27,640,323.573
International Equity - Retirement Class	73.18%	89,409,987.733
Large-Cap Growth - Retirement Class	25.17%	822,368.896
Large-Cap Value - Retirement Class	83.88%	39,670,105.193
Mid-Cap Growth - Retirement Class	80.58%	20,823,689.544
Mid-Cap Value - Retirement Class	80.57%	43,759,014.511
Small-Cap Equity - Retirement Class	84.21%	21,391,890.535
Large-Cap Growth Index - Retirement Class	78.04%	7,828,452.254
Large-Cap Value Index - Retirement Class	64.77%	7,221,258.796
Equity Index - Retirement Class	28.93%	603,752.284
S&P 500 Index - Retirement Class	71.82%	14,351,932.875
Mid-Cap Growth Index - Retirement Class	63.42%	1,753,096.316
Mid-Cap Value Index - Retirement Class	70.46%	5,082,302.595
Mid-Cap Blend Index - Retirement Class	74.51%	5,639,262.784
Small-Cap Growth Index - Retirement Class	63.75%	3,652,693.598
Small-Cap Value Index - Retirement Class	77.45%	6,519,109.597
Small Cap Blend Index - Retirement Class	79.84%	5,231,868.981
International Equity Index - Retirement Class	76.22%	22,633,907.647
Social Choice Equity - Retirement Class	69.90%	23,468,304.531
Real Estate Securities - Retirement Class	67.65%	10,876,302.860
Managed Allocation - Retirement Class	56.37%	1,068,854.967
Bond - Retirement Class	34.82%	1,204,655.200
Bond Plus - Retirement Class	68.96%	2,073,303.264
Short-Term Bond - Retirement Class	42.76%	1,207,188.304
High-Yield - Retirement Class	28.82%	1,180,996.988
Inflation-Linked Bond - Retirement Class	27.04%	1,902,224.451

Prudential Investment Management Gateway Center 3 11th floor 100 Mulberry Street Newark, NJ 07102-4056
International Equity - Retirement Class	9.43%	11,520,235.279

TIAA-CREF LIFECYCLE FUND 2010 730 Third Avenue New York NY 10017-3206
Growth Equity - Institutional Class	7.59%	2,505,053.032
Growth & Income - Institutional Class	7.50%	2,592,367.413
Large-Cap Growth - Institutional Class	9.01%	1,731,147.615
Large-Cap Value - Institutional Class	8.06%	2,824,310.282
Small-Cap Equity - Institutional Class	6.00%	1,062,862.969
Enhanced International Equity Index - Institutional Class	10.69%	3,714,003.630
Enhanced Large-Cap Growth Index - Institutional Class	10.81%	3,675,932.259
Enhanced Large-Cap Value Index - Institutional Class	11.02%	3,733,355.600

Bond - Institutional Class	6.21%	10,791,937.355
Short-Term Bond - Institutional Class	12.35%	1,554,034.626
High-Yield - Institutional Class	5.05%	1,398,826.644

TIAA-CREF Funds ▪ Statement of Additional Information  B-31

Fund/Class	Percentage of Holding	Shares

TIAA-CREF LIFECYCLE FUND 2015
730 Third Avenue
New York, NY 10017-3206
Growth Equity - Institutional Class	10.11%	3,334,199.546
Growth & Income - Institutional Class	7.96%	2,750,138.156
Large-Cap Growth - Institutional Class	8.12%	1,559,822.501
Large-Cap Value - Institutional Class	9.04%	3,166,307.985
Small-Cap Equity - Institutional Class	6.36%	1,127,552.086
Enhanced International Equity Index - Institutional Class	11.23%	3,903,081.475
Enhanced Large-Cap Growth Index - Institutional Class	11.21%	3,809,425.555
Enhanced Large-Cap Value Index - Institutional Class	11.45%	3,876,332.099
Short-Term Bond - Institutional Class	7.39%	930,642.554
High-Yield - Institutional Class	5.28%	1,462,987.027

TIAA-CREF LIFECYCLE FUND 2020
730 Third Avenue
New York, NY 10017-3206
Growth Equity - Institutional Class	12.22%	4,031,684.733
Growth & Income - Institutional Class	8.46%	2,923,071.195
International Equity - Institutional Class	5.23%	4,077,947.300
Large-Cap Growth - Institutional Class	7.68%	1,476,356.857
Large-Cap Value - Institutional Class	9.99%	3,500,082.923
Small-Cap Equity - Institutional Class	6.75%	1,196,841.927
Enhanced International Equity Index - Institutional Class	11.87%	4,123,704.467
Enhanced Large-Cap Growth Index - Institutional Class	11.75%	3,994,662.072
Enhanced Large-Cap Value Index - Institutional Class	12.02%	4,069,047.861
High-Yield - Institutional Class	5.36%	1,485,617.919

TIAA-CREF LIFECYCLE FUND 2025
730 Third Avenue
New York, NY 10017-3206
Growth Equity - Institutional Class	13.05%	4,304,573.106
Growth & Income - Institutional Class	8.32%	2,872,382.493
International Equity - Institutional Class	5.13%	4,000,635.955
Large-Cap Growth - Institutional Class	6.16%	1,183,571.988
Large-Cap Value - Institutional Class	9.81%	3,435,699.979
Small-Cap Equity - Instructional Class	6.64%	1,176,480.756
Enhanced International Equity Index - Institutional Class	11.90%	4,135,680.075
Enhanced Large-Cap Growth Index - Institutional Class	11.75%	3,993,650.643
Enhanced Large-Cap Value Index - Institutional Class	11.95%	4,047,844.185

TIAA-CREF LIFECYCLE FUND 2030
730 Third Avenue
New York, NY 10017-3206
Growth Equity - Institutional Class	14.82%	4,888,545.873
Growth & Income - Institutional Class	8.36%	2,887,213.026
International Equity - Institutional Class	5.20%	4,055,550.264
Large-Cap Value - Institutional Class	10.37%	3,634,326.743
Small-Cap Equity - Institutional Class	6.68%	1,183,597.401
Enhanced International Equity Index - Institutional Class	11.91%	4,139,626.971
Enhanced Large-Cap Growth Index - Institutional Class	11.64%	3,956,525.839
Enhanced Large-Cap Value Index - Institutional Class	11.64%	3,942,774.918

Fund/Class	Percentage of Holding	Shares

TIAA-CREF LIFECYCLE FUND 2035
730 Third Avenue
New York, NY 10017-3206
Growth Equity - Institutional Class	13.34%	4,400,258.408
Growth & Income - Institutional Class	7.56%	2,612,855.248
International Equity - Institutional Class	5.10%	3,981,448.450
Large-Cap Growth - Institutional Class	6.82%	1,309,550.902
Large-Cap Value - Institutional Class	10.44%	3,658,938.549
Small-Cap Equity - Retirement Class	6.42%	1,138,056.649
Enhanced International Equity Index - Institutional Class	11.22%	3,897,444.053
Enhanced Large-Cap Growth Index - Institutional Class	10.89%	3,703,289.330
Enhanced Large-Cap Value Index - Institutional Class	10.88%	3,683,904.737

TIAA-CREF LIFECYCLE FUND 2040
730 Third Avenue
New York, NY 10017-3206
Growth Equity - Institutional Class	18.99%	6,264,235.096
Growth & Income - Institutional Class	11.32%	3,910,648.622
International Equity - Institutional Class	7.65%	5,971,236.351
Large-Cap Growth - Institutional Class	11.73%	2,252,580.051
Large-Cap Value - Institutional Class	15.73%	5,510,664.608
Small-Cap Equity - Retirement Class	9.61%	1,703,530.969
Enhanced International Equity Index - Institutional Class	16.85%	5,854,856.509
Enhanced Large-Cap Growth Index - Institutional Class	16.33%	5,552,191.740
Enhanced Large-Cap Value Index - Institutional Class	16.29%	5,517,784.781
High-Yield - Institutional Class	6.25%	1,732,918.274

          The current trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of December 31, 2008.

          Any person owning more than 25% of each Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

UNDERWRITER

          Teachers Personal Investors Services, Inc. (“TPIS”), 730 Third Avenue, New York, NY 10017-3206, is considered the “principal underwriter” for the Trust. TIAA holds all of the shares of Enterprises (defined below), which in turn holds all the shares of Advisors and of TPIS. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services and shareholder services to the Funds.

B-32  Statement of Additional Information ▪ TIAA-CREF Funds

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

          As explained in the Prospectus, investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Investment Committee of the Board of Trustees. Advisors will perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, and related services for the assets of the Funds.

          TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of TPIS, the principal underwriter for the Trust. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

          Advisors manages the assets of the Funds pursuant to two different investment management agreements. The Growth Equity Fund remains subject to its original investment management agreement with Advisors (the “Original Management Agreement”). The rest of the Funds are subject to a newer investment management agreement that was approved by shareholders of every Fund on February 1, 2006 except the Growth Equity Fund (the “New Management Agreement”). The New Management Agreement restructures the pricing and services of the subject Funds, which includes an increase in fee rates for actively-managed Funds. Under both Management Agreements, investment management fees are calculated daily and paid monthly to Advisors from the Funds.

          Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses of the Funds that exceed certain amounts as stated in the Prospectus, through January 31, 2010 for the Enhanced Index Funds, April 30, 2010 for the other Index Funds and January 31, 2010 for all other Funds. For the Funds’ fiscal years ended September 30, 2008, 2007 and 2006, the table below reflects (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

	Gross			Waived			Net

	Fiscal year ended Sept. 2008	Fiscal year ended Sept. 2007	Fiscal year ended Sept. 2006	Fiscal year ended Sept. 2008	Fiscal year ended Sept. 2007	Fiscal year ended Sept. 2006	Fiscal year ended Sept. 2008	Fiscal year ended Sept. 2007	Fiscal year ended Sept. 2006

Growth Equity Fund	$300,601	$152,280	$94,613	$—	$—	$—	$300,601	$152,280	$94,613
Growth & Income Fund	$4,412,201	$2,234,588	$581,033	$2,077,355	$1,837,327	$435,703	$2,334,846	$397,261	$145,330
International Equity Fund	$12,870,241	$8,450,484	$3,908,919	$—	$—	$—	$12,870,241	$8,450,484	$3,908,919
Large-Cap Growth Fund	$2,801,908	$1,216,436	$28,496	$1,386,283	$1,000,182	$23,430	$1,415,625	$216,254	$5,066
Large-Cap Value Fund	$4,894,499	$3,793,790	$2,032,199	$—	$—	$—	$4,894,499	$3,793,790	$2,032,199
Mid-Cap Growth Fund	$2,432,781	$1,536,221	$971,318	$—	$—	$—	$2,432,781	$1,536,221	$971,318
Mid-Cap Value Fund	$4,142,419	$3,319,666	$1,532,547	$—	$—	$—	$4,142,419	$3,319,666	$1,532,547
Small-Cap Equity Fund	$2,442,824	$2,301,040	$1,420,039	$—	$—	$—	$2,442,824	$2,301,040	$1,420,039
Large-Cap Growth Index Fund	$151,091	$138,120	$222,559	$—	$—	$—	$151,091	$138,120	$222,559
Large-Cap Value Index Fund	$179,519	$173,742	$201,045	$—	$—	$—	$179,519	$173,742	$201,045
Equity Index Fund	$485,648	$385,070	$250,928	$—	$—	$—	$485,648	$385,070	$250,928
S&P 500 Index Fund	$460,847	$418,386	$305,486	$—	$—	$—	$460,847	$418,386	$305,486
Mid-Cap Growth Index Fund	$29,922	$24,456	$15,006	$—	$—	$—	$29,922	$24,456	$15,006
Mid-Cap Value Index Fund	$77,386	$58,763	$23,920	$—	$—	$—	$77,386	$58,763	$23,920
Mid-Cap Blend Index Fund	$75,741	$63,029	$35,213	$—	$—	$—	$75,741	$63,029	$35,213
Small-Cap Growth Index Fund	$54,290	$46,910	$37,330	$—	$—	$—	$54,290	$46,910	$37,330
Small-Cap Value Index Fund	$63,966	$58,109	$34,049	$—	$—	$—	$63,966	$58,109	$34,049
Small-Cap Blend Index Fund	$89,641	$84,294	$73,785	$—	$—	$—	$89,641	$84,294	$73,785
International Equity Index Fund	$355,933	$252,384	$133,992	$—	$—	$—	$355,933	$252,384	$133,992
Enhanced International Equity Index Fund	$347,475	$—	$—	$—	$—	$—	$347,475	$—	$—
Enhanced Large-Cap Growth Index Fund	$256,606	$—	$—	$—	$—	$—	$256,606	$—	$—
Enhanced Large-Cap Value Index Fund	$224,876	$—	$—	$—	$—	$—	$224,876	$—	$—
Social Choice Equity Fund	$860,749	$508,162	$223,269	$—	$—	$—	$860,749	$508,162	$223,269
Real Estate Securities Fund	$2,762,630	$3,541,961	$2,030,304	$—	$—	$—	$2,762,630	$3,541,961	$2,030,304
Managed Allocation Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—
Bond Fund	$5,422,762	$4,411,620	$3,600,946	$—	$—	$—	$5,422,762	$4,411,620	$3,600,946
Bond Plus Fund	$1,613,373	$864,662	$83,169	$—	$—	$—	$1,613,373	$864,662	$83,169
Short-Term Bond Fund	$690,674	$398,961	$71,324	$—	$—	$—	$690,674	$398,961	$71,324
High-Yield Fund	$1,334,945	$730,277	$93,229	$—	$—	$—	$1,334,945	$730,277	$93,229
Tax-Exempt Bond Fund	$787,771	$436,344	$78,279	$—	$—	$—	$787,771	$436,344	$78,279
Inflation-Linked Bond Fund	$1,828,887	$1,424,501	$964,434	$—	$—	$—	$1,828,887	$1,424,501	$964,434
Money Market Fund	$1,468,938	$806,773	$227,744	$—	$—	$—	$1,468,938	$806,773	$227,744

TIAA-CREF Funds ▪ Statement of Additional Information  B-33

SERVICE AGREEMENTS

         Retirement Class Service Agreement

          Those Funds that offer Retirement Class Shares (as described in the Prospectus) have entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with offering Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”). The service fees are equal to 0.25% of average daily net assets attributable to Retirement Class Shares.

         Other Service Agreements

          Previously, the Trust was a party to a Service Agreement (“Prior Service Agreement”) with Advisors, whereby Advisors agreed to provide or arrange for the provision of a variety of services for the ordinary operation of the TIAA-CREF Funds, including, but not limited to, transfer agency, accounting and administrative services. The Prior Service Agreement was effectively terminated for all Funds that approved the New Management Agreement with Advisors (as described in the Prospectus) on February 1, 2006. These similar services are now provided under the Management Agreement. However, the Prior Service Agreement remains in effect for the Growth Equity Fund.

          The services provided under the Prior Service Agreement include the following: (1) receiving orders for the purchase of Fund shares, issuing shares upon receipt of such orders, and recording the issuance of shares; (2) receiving redemption requests; (3) effecting transfers of shares; (4) preparing and transmitting payments for dividends and distributions; (5) maintaining records for shareholder accounts; (6) maintaining shareholder relations, including preparing necessary reports and other information and services; (7) performing shareholder services funded by any shareholder service plan; and (8) performing any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company.

          Specific accounting services include: (1) monitoring expenses and preparation and updating expense budgets; (2) preparing and filing Form N-SAR; (3) preparing financial information for meetings of the Board of Trustees; (4) calculating the net asset value of each Fund and the net asset value per share of each class of shares; (5) calculating total return and other statistical information; (6) calculating dividend amounts available for distribution and notifying transfer agent of authorized dividend rates; (7) preparing financial statements; (8) monitoring portfolio activity; (9) determining the allocation of invoices among Funds and authorizing payment of expenses; (10) maintaining accounting records for each Fund and making appropriate representations in conjunction with audits; (11) preparing federal, state and local tax returns and reports; (12) coordinating review and approval of dividends by management and auditors and portfolio listings to be included in financial statements; and (13) performing any other customary accounting services for a registered investment company.

          Specific administrative services include: (1) preparing materials and minutes for meetings of Board of Trustees, including assistance in presentations to Board of Trustees; (2) providing regulatory compliance advice to the distributor and the Funds regarding sales literature and marketing plans; (3) monitoring portfolio activity; (4) preparing responses to performance questionnaires; (5) preparing semi-annual and annual shareholder reports, and coordinating auditor and management review; (6) filing notices with state securities regulators regarding sales of Fund shares; (7) developing and implementing procedures to monitor and test compliance with regulatory requirements and with Fund investment objective, policies and restrictions; (8) approving dividend rates, distributions, and tax positions; (9) coordinating activities of other service providers; (10) coordinating, preparing, filing and printing of registration statements for the Trust; (11) preparing management letters and coordinating production of Management’s Discussion of Fund Performance with respect to the preparation and printing of shareholder reports; (12) reviewing tax returns; (13) creating and maintaining business records; and (14) performing any other customary administrative services for a registered investment company.

          For the services rendered, the facilities furnished and expenses assumed by Advisors, the Fund pays Advisors at the end of each calendar month a fee for each Fund calculated as a percentage of the daily net assets of the Fund. The annual rates under the Prior Service Agreement and Retirement Service Agreement, as well as the fees paid under both service agreements for the fiscal years ended September 30, 2008, 2007 and 2006 are set forth in the table below:

		Service Fees for fiscal year ended September 30,
	Current Service Fee Rate
Name of Fund		2008	2007	2006

Growth Equity Fund
Institutional Class	*	$—	$—	$16,561
Growth & Income Fund
Retirement Class	0.25%	$617,834	$308,916	$200,934
Institutional Class	*	—	—	$16,967
Retail Class	*	—	—	—
International Equity Fund
Retirement Class	0.25%	$3,528,130	$2,163,946	$1,010,814
Institutional Class	*	—	—	$67,154
Retail Class	*	—	—	—
Large-Cap Growth Fund
Retirement Class	0.25%	$130,183	$16,527	$1,188
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Large-Cap Value Fund
Retirement Class	0.25%	$1,248,387	$981,135	$529,501
Institutional Class	*	—	—	$30,850
Retail Class	*	—	—	$193,269
Mid-Cap Growth Fund
Retirement Class	0.25%	$931,939	$512,225	$475,436
Institutional Class	*	—	—	$2,905
Retail Class	*	—	—	$74,325
Mid-Cap Value Fund
Retirement Class	0.25%	$1,554,536	$1,208,243	$807,640
Institutional Class	*	—	—	$3,509
Retail Class	*	—	—	$112,335
Small-Cap Equity Fund
Retirement Class	0.25%	$668,843	$641,387	$561,388
Institutional Class	*	—	—	$16,142
Retail Class	*	—	—	$46,175
Large-Cap Growth Index Fund
Retirement Class	0.25%	$252,843	$155,596	$86,461
Institutional Class	*	—	—	$32,962
Large-Cap Value Index Fund
Retirement Class	0.25%	$261,705	$196,291	$25,865
Institutional Class	*	—	—	$30,722

*	These classes of the Funds are not currently subject to any service agreement.

B-34  Statement of Additional Information ▪ TIAA-CREF Funds

	Current Service Fee Rate	Service Fees for fiscal year ended September 30,

Name of Fund		2008	2007	2006

Equity Index Fund
Retirement Class	0.25%	$30,219	$13,264	$1,588
Institutional Class	*	—	—	$40,939
Retail Class	*	—	—	—
S&P 500 Index Fund
Retirement Class	0.25%	$580,921	$486,652	$326,901
Institutional Class	*	—	—	$38,093
Mid-Cap Growth Index Fund
Retirement Class	0.25%	$66,991	$45,612	$13,536
Institutional Class	*	—	—	$2,037
Mid-Cap Value Index Fund
Retirement Class	0.25%	$165,016	$119,810	$21,589
Institutional Class	*	—	—	$3,228
Mid-Cap Blend Index Fund
Retirement Class	0.25%	$218,840	$148,480	$46,717
Institutional Class	*	—	—	$4,429
Small-Cap Growth Index Fund
Retirement Class	0.25%	$111,955	$62,961	$32,783
Institutional Class	*	—	—	$5,223
Small-Cap Value Index Fund
Retirement Class	0.25%	$149,520	$125,645	$25,356
Institutional Class	*	—	—	$4,817
Small-Cap Blend Index Fund
Retirement Class	0.25%	$147,443	$108,099	$23,328
Institutional Class	*	—	—	$10,851
International Equity Index Fund
Retirement Class	0.25%	$965,085	$477,478	$74,626
Institutional Class	*	—	—	$25,841
Enhanced International
Equity Index Fund
Institutional Class	*	—	—	—
Enhanced Large-Cap
Growth Index Fund
Institutional Class	*	—	—	—
Enhanced Large-Cap
Value Index Fund
Institutional Class	*	—	—	—
Social Choice Equity Fund
Retirement Class	0.25%	$558,403	$270,604	$179,514
Institutional Class	*	—	—	$8,010
Retail Class	*	—	—	—
Real Estate Securities Fund
Retirement Class	0.25%	$422,171	$645,344	$420,500
Institutional Class	*	—	—	$32,207
Retail Class	*	—	—	$171,428
Managed Allocation Fund
Retirement Class	0.25%	$38,450	$27,152	$4,962
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Bond Fund
Retirement Class	0.25%	$46,229	$10,911	$847
Institutional Class	*	—	—	$201,944
Retail Class	*	—	—	—
Bond Plus Fund
Retirement Class	0.25%	$24,064	$14,180	$1,449
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Short-Term Bond Fund
Retirement Class	0.25%	$44,521	$17,795	$1,565
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
High-Yield Fund
Retirement Class	0.25%	$56,312	$24,208	$1,325
Institutional Class	*	—	—	—
Retail Class	*	—	—	—

* These classes of the Funds are not currently subject to any service agreement.

	Current Service Fee Rate	Service Fees for fiscal year ended September 30,

Name of Fund		2008	2007	2006

Tax-Exempt Bond Fund
Institutional Class	*	$—	$—	$—
Retail Class	*	—	—	—
Inflation-Linked Bond Fund
Retirement Class	0.25%	$138,130	$27,875	$2,010
Institutional Class	*	—	—	$34,374
Retail Class	*	—	—	$42,073
Money Market Fund
Retirement Class	0.25%	$237,089	$161,392	$19,085
Institutional Class	*	—	—	$20,752
Retail Class	*	—	—	—

* These classes of the Funds are not currently subject to any service agreement.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

          State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171 acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Funds.

          Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend-paying agent for the Trust and Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017 serves as the independent registered public accounting firm of the Trust and audited the Funds’ financial statements for the fiscal year ended September 30, 2008.

PERSONAL TRADING POLICY

          The Trust and TPIS have adopted codes of ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

INFORMATION ABOUT THE FUNDS’ PORTFOLIO MANAGEMENT TEAMS

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Equity portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

          Fixed-income portfolio management team members are compensated through a combination of base salary, annual

TIAA-CREF Funds ▪ Statement of Additional Information B-35

performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation are determined by performance ratings which are reflective of investment performance and peer reviews.

          The Funds’ portfolio managers may receive two types of long-term compensation awards — TIAA-CREF Long-Term Performance Plan units and accumulation units of the Funds they manage. Portfolio managers of the Bond, Bond Plus, Growth and Income, High-Yield, Inflation-Linked, International Equity, Large-Cap Growth, Large-Cap Value, Mid-Cap Growth, Mid-Cap Value, Real Estate Securities, Short-Term Bond, Small-Cap Equity, Social Choice Equity, Enhanced International Equity Index, Enhanced Large-Cap Growth Index and Enhanced Large-Cap Value Index Funds receive 50% of their long-term compensation awards in Plan units, and 50% in accumulation units of the Funds they manage. Portfolio managers of the other Funds receive 100% of their long-term compensation awards in Plan units.

          Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ prospectuses for more information regarding their benchmark indices. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

B-36 Statement of Additional Information ▪ TIAA-CREF Funds

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio management team members listed in the prospectus, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Funds they manage, as of September 30, 2008.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled	Dollar Range of Equity
Name of Portfolio Manager	Investment Companies	Investment Vehicles	Investment Companies	Investment Vehicles	Securities Owned in Fund

Growth Equity Fund
Susan Hirsch	4	0	$11,942	$0	$1 - 10,000
Andrea Mitroff	3	0	$11,477	$0	$0

Growth & Income Fund
Susan Kempler	1	0	$1,043	$0	$100,001 - 500,000
William Riegel, CFA	2	0	$102,005	$0	$0

International Equity Fund
Shigemi (Amy) Hatta	1	0	$2,170	$0	$100,001 - 500,000
Christopher F. Semenuk	1	0	$2,170	$0	$500,001 - 1,000,000

Large-Cap Growth Fund
Susan Hirsch	4	0	$11,942	$0	$10,001 - 50,000

Large-Cap Value Fund
Richard Cutler	2	0	$1,987	$0	$100,001 - 500,000
Athanasios (Tom) Kolefas, CFA	3	0	$14,686	$0	$0

Mid-Cap Growth Fund
George (Ted) Scalise, CFA	0	0	$464	$0	$100,001 - 500,000
Susan Hirsch	4	0	$11,942	$0	$0

Mid-Cap Value Fund
Richard Cutler	2	0	$1,987	$0	$10,001 - 50,000
Athanasios (Tom) Kolefas, CFA	3	0	$14,686	$0	$10,001 - 50,000

Small-Cap Equity Fund
Michael S. Shing, CFA	2	0	$727	$0	$100,001 - 500,000
Adam Cao	1	0	$571	$0	$10,001 - 50,000

Large-Cap Growth Index Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$0
Anne Sapp, CFA	16	0	$23,564	$0	$0

Large-Cap Value Index Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$0
Anne Sapp, CFA	16	0	$23,564	$0	$0

Equity Index Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$0
Anne Sapp, CFA	16	0	$23,564	$0	$0

S&P 500 Index Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$10,001 - 50,000
Anne Sapp, CFA	16	0	$23,564	$0	$1 - 10,000

Mid-Cap Growth Index Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$0
Anne Sapp, CFA	16	0	$23,564	$0	$0

Mid-Cap Value Index Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$0
Anne Sapp, CFA	16	0	$23,564	$0	$0

Mid-Cap Blend Index Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$0
Anne Sapp, CFA	16	0	$23,564	$0	$0

Small-Cap Growth Index Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$0
Anne Sapp, CFA	16	0	$23,564	$0	$0

TIAA-CREF Funds ▪ Statement of Additional Information  B-37

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

	Registered	Other Pooled	Registered	Other Pooled	Dollar Range of Equity
Name of Portfolio Manager	Investment Companies	Investment Vehicles	Investment Companies	Investment Vehicles	Securities Owned in Fund

Small-Cap Value Index Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$0
Anne Sapp, CFA	16	0	$23,564	$0	$0

Small-Cap Blend Index Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$0
Anne Sapp, CFA	16	0	$23,564	$0	$0

International Equity Index Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$0
Anne Sapp, CFA	16	0	$23,564	$0	$0

Enhanced International Equity Index Fund
Jacob Pozharny	0	1	$199	$33	$1 - 10,000
Steven Rossiello, CFA	0	0	$165	$0	$1 - 10,000

Enhanced Large-Cap Growth Index Fund
Ruxiang (Michael) Qian	0	0	$160	$0	$1 - 10,000
Kelvin Zhang	0	0	$160	$0	$0

Enhanced Large-Cap Value Index Fund
Michael S. Shing, CFA	2	0	$727	$0	$1 - 10,000

Social Choice Equity Fund
Philip James (Jim) Campagna, CFA	16	0	$23,564	$0	$0
Anne Sapp, CFA	16	0	$23,564	$0	$1 - 10,000

Real Estate Securities Fund
David Copp	1	0	$602	$0	$100,001 - 500,000
Saira Malik	2	0	$101,564	$0	$1 - 10,000
Brendan Lee	1	0	$602	$0	$50,001 - 100,000

Managed Allocation Fund
John M. Cunniff, CFA	10	0	$2,423	$0	$0
Hans L. Erickson, CFA	11	0	$103,385	$0	$0
Pablo Mitchell	10	0	$2,423	$0	$0

Bond Fund
Elizabeth (Lisa) D. Black, CFA	4	0	$19,023	$0	$0
John M. Cerra	6	0	$18,662	$0	$1 - 10,000

Bond Plus Fund
Elizabeth (Lisa) D. Black, CFA	4	0	$19,023	$0	$0
John M. Cerra	6	0	$18,662	$0	$1 - 10,000

Short-Term Bond Fund
Elizabeth (Lisa) D. Black, CFA	4	0	$19,023	$0	$0
John M. Cerra	6	0	$18,662	$0	$1 - 10,000

High-Yield Fund
Kevin R. Lorenz, CFA	0	0	$355	$0	$1 - 10,000

Tax-Exempt Bond Fund
Peter Scola	0	0	$245	$0	$0

Inflation-Linked Bond Fund
John M. Cerra	6	0	$18,662	$0	$0

Money Market Fund
Michael F. Ferraro, CFA	2	0	$14,769	$0	$0

B-38  Statement of Additional Information ▪ TIAA-CREF Funds

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

          Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

          Allocation of Investment Opportunities. Even where accounts have similar investment mandates as a Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

          Aggregation and Allocation of Orders. Advisors may aggregate orders of the Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as a Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

          Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

          For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines for trading priority with long sales of single securities generally having priority over short sales of the same or closely related securities.

          Advisors’ procedures also address basket trades (trades in a wide variety of securities — on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

          Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars.

          IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

TIAA-CREF Funds ▪ Statement of Additional Information  B-39

ABOUT THE TRUST AND THE SHARES

          The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

          The Trust offers three classes of shares (Retirement Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

          Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b) (7) and 457 of the Code. Retirement Class shares also may be offered through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Retirement Class shares may be offered by certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares.

          Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

          Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans.

          Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements will apply to certain Retail Class investors, as well as a small account maintenance fee. Retail Class shares are subject to a distribution (12b-l) plan pursuant to which they may reimburse TPIS for its expenses associated with distributing and promoting Retail Class shares.

DISTRIBUTION (12b-1) PLAN

          The Board of Trustees has adopted a Distribution Plan with respect to Retail Class shares offered by the Funds (the “Distribution Plan”) pursuant to Rule 12b-l under the 1940 Act, which became effective February 1, 2006. Under the Distribution Plan, each Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion and distribution of Retail Class shares. The expenses for which a Fund may reimburse TPIS under the Distribution Plan include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of Retail Class shares, as well as for shareholder servicing expenses. Reimbursements by a Fund under the Distribution Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board, provided that no rate may exceed the annual rate of 0.25% of the average daily net assets of the Retail Class of the Fund. Please note, however, that TPIS has contractually agreed not to seek any reimbursement under the Distribution Plan until January 31, 2010. Therefore, no 12b-l fees were paid by the Funds pursuant to the Distribution Plan in fiscal year 2008. This agreement may be amended or terminated at any time by the Board of Trustees. Amounts paid to the Distributor by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each Fund in proportion to the relative NAV of the participating Fund.

          The Distribution Plan has been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of the Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plan. In adopting the Distribution Plan, the trustees concluded that the Distribution Plan would benefit the Retail Class shareholders of each Fund.

          One of the potential benefits of the Distribution Plan is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions, which could assist a Fund in achieving scale and could contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

          Pursuant to the Distribution Plan, at least quarterly, TPIS provides the Funds with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

B-40  Statement of Additional Information ▪ TIAA-CREF Funds

          The Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. The Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Retail Class shares of that Fund. The Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Retail Class shares. In addition, the Distribution Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority of both the trustees and the Independent Trustees. The Retail Class shareholders of each Fund have exclusive voting rights with respect to the application of the Distribution Plan to that Fund.

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

          To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration of Trust further provides that Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund. Since the Funds use a combined Prospectus, however, it is possible that one Fund might become liable for a misstatement or omission in the Prospectus regarding another Fund with which its disclosure is combined. The trustees have considered this factor in approving the use of the combined Prospectus.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 75% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

          Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the Trust may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the next asset value per share of the applicable Fund.

SHARES

          The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

          Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

ADDITIONAL FUNDS OR CLASSES

          Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in the Trust without shareholder approval. The trustees

TIAA-CREF Funds ▪ Statement of Additional Information  B-41

have established another series of funds of the Trust, known as the “Lifecycle Funds,” which are addressed in separate prospectuses and a separate statement of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

DIVIDENDS AND DISTRIBUTIONS

          Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

PRICING OF SHARES

          The assets of the Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

          Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

FOREIGN INVESTMENTS

          Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund or of the Fund’s net asset value. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees and in accordance with the responsibilities of the Board of Trustees as a whole. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADRs and futures contracts.

DEBT SECURITIES

          Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing services, except when it is believed that the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.

          All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

          For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly

B-42  Statement of Additional Information ▪ TIAA-CREF Funds

consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectus.

TAX STATUS

          The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

          This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

          YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

          Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

          Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

          A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s

TIAA-CREF Funds ▪ Statement of Additional Information  B-43

taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

          If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

EQUALIZATION ACCOUNTING

          Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

          A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the twelve months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax

	Date of Expiration

Fund	9/30/09	9/30/10	9/30/11	9/30/12	9/30/13	9/30/14	9/30/15	9/30/16	Total

Growth Equity	$—	$—	$—	$19,760,665	$2,530,334	$—	$—	$—	$22,290,999
Growth & Income	—	4,882,834	—	—	—	—	—	—	4,882,834
Large-Cap Growth	129,325,426	60,601,952	9,870,740	1,691,917	—	—	—	—	201,489,855
Large-Cap Value	—	—	—	—	—	—	—	141,610	141,610
Small-Cap Equity	—	—	—	—	—	—	—	2,890,078	2,890,078
Bond	—	—	—	—	—	330,469	17,090,688	—	17,421,157
Bond Plus	—	—	—	—	4,900,372	120,262	—	1,547,153	6,567,787
Short-Term Bond	—	—	—	734,605	2,605,737	501,909	—	—	3,842,251
High-Yield	—	398,437	—	—	—	—	—	—	398,437
Inflation-Linked Bond	—	—	—	—	—	—	2,826,986	—	2,826,986
Money Market	—	—	—	4,739	219	373	—	—	5,331

avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

          As of September 30, 2008, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

          Due to the reorganization on April 20, 2007, involving the TIAA-CREF Mutual Funds (the “Target Funds”), into a corresponding series of the Funds (the “Acquiring Funds”), the use of capital loss carryovers in future fiscal years for the Growth & Income Fund may be subject to limitations under the Internal Revenue Code and Regulations thereunder.

          Due to large shareholder activity during the prior fiscal year ended September 30, 2006, the current year utilization of the Growth Equity Fund’s capital loss carryovers were subject to limitations under the Internal Revenue Code and Regulations thereunder. The future utilization of Growth Equity Fund’s capital loss carryovers may also be subject to the aforementioned limitations.

INVESTMENTS IN FOREIGN SECURITIES

          Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

          If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Equity Fund, International Equity Index Fund and Enhanced International Equity Index Fund anticipate that they

B-44  Statement of Additional Information ▪ TIAA-CREF Funds

may qualify for and make this election in most, but not necessarily all, of their taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

          If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future United States Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

          Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

          A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

          The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

SHAREHOLDER TAXATION

          The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

          Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., US. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

DISTRIBUTIONS

          Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital

TIAA-CREF Funds ▪ Statement of Additional Information  B-45

gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

          At a Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds are expected to pay tax on any retained net capital gain at their regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

          An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

          Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds or the Money Market Fund are expected to constitute qualified dividend income. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2011. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to taxation at ordinary income rates.

DIVIDENDS-RECEIVED DEDUCTION

          The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its

B-46  Statement of Additional Information ▪ TIAA-CREF Funds

alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

          In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

          In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. These maximum rates on long-term capital gains apply to taxable years beginning prior to January 1, 2011. Without additional Congressional action, the maximum federal income tax rate on capital gains for taxable years beginning on or after such date will be 20% (10% in the case of individual investors who are in the 10% or 15% bracket). Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

          Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

          The Fund sends to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

          The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Fund with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

          Shares held in custody accounts as permitted by Code Sections 403(b) (7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions.Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

TREATMENT OF TAX-EXEMPT BOND FUND

          The Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that is exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains, and certain net real-

TIAA-CREF Funds ▪ Statement of Additional Information  B-47

ized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax returns, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

          The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of federal alternative minimum tax (AMT), both individual and corporate. Income from securities that is a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

          Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund’s full taxable year may have designated as tax-exempt interest or as a tax-preference item a percentage distribution which is not equal to the actual amount of tax-exempt income or tax-preference income earned by the Fund during the period of their investment.

          A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

BROKERAGE ALLOCATION

          Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Fund, it may, consistent with its fiduci-ary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The evaluation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients.

          Advisors may place orders with brokers providing useful research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          Research or services obtained for one Fund may be used by Advisors in managing other Funds and other and not through the allocation of brokerage commissions, then the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Funds. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. If such research or services are obtained for cash, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the Trust.

          The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in fiscal year 2008. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions

Growth Equity Fund	$1,155,687
Growth & Income Fund	$1,935,601
International Equity Fund	$12,287,339
Large-Cap Growth Fund	$1,873,780
Large-Cap Value Fund	$4,036,405
Mid-Cap Growth Fund	$767,767
Mid-Cap Value Fund	$1,392,734
Small-Cap Equity Fund	$250,082
Large-Cap Growth Index Fund	$34,405
Large-Cap Value Index Fund	$47,838
Equity Index Fund	$44,469
S&P 500 Index Fund	$51,621
Mid-Cap Growth Index Fund	$11,310
Mid-Cap Value Index Fund	$24,007
Mid-Cap Blend Index Fund	$16,626
Small-Cap Growth Index Fund	$19,885
Small-Cap Value Index Fund	$28,297
Small-Cap Blend Index Fund	$24,930
International Equity Index Fund	$317,802
Enhanced International Equity Index Fund	$108,513
Enhanced Large-Cap Growth Index Fund	$29,904
Enhanced Large-Cap Value Index Fund	$32,604
Social Choice Equity Fund	$28,733
Real Estate Securities Fund	$929,526

B-48  Statement of Additional Information ▪ TIAA-CREF Funds

          The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2006, 2007 and 2008 was as follows:

Fund	2006 Commissions	2007 Commissions		2008 Commissions

Growth Equity Fund	$160,732		$399,997	$1,155,687
Growth & Income Fund	$545,035		$612,223	$1,935,601
International Equity Fund	$2,011,807		$5,329,865	$12,287,339
Large-Cap Growth Fund	$24,444		$453,218	$1,873,780
Large-Cap Value Fund	$1,384,478		$2,469,045	$4,036,405
Mid-Cap Growth Fund	$333,501		$446,670	$767,767
Mid-Cap Value Fund	$623,422		$922,692	$1,392,734
Small-Cap Equity Fund	$359,980		$192,822	$250,082
Large-Cap Growth Index Fund	$102,385		$47,524	$34,405
Large-Cap Value Index Fund	$89,102		$51,441	$47,838
Equity Index Fund	$52,639		$58,945	$44,469
S&P 500 Index Fund	$77,021		$32,561	$51,621
Mid-Cap Growth Index Fund	$1,555		$11,530	$11,310
Mid-Cap Value Index Fund	$2,664		$20,789	$24,007
Mid-Cap Blend Index Fund	$8,214		$33,146	$16,626
Small-Cap Growth Index Fund	$16,694		$24,365	$19,885
Small-Cap Value Index Fund	$14,659		$33,595	$28,297
Small-Cap Blend Index Fund	$39,397		$31,806	$24,930
Enhanced International Equity Index Fund	$—	$	XX	$108,513
Enhanced Large-Cap Growth Index Fund	$—	$	XX	$29,904
Enhanced Large-Cap Value Index Fund	$—	$	XX	$32,604
International Equity Index Fund	$15,508		$215,463	$317,802
Social Choice Equity Fund	$11,132		$19,611	$28,733
Real Estate Securities Fund	$2,812,739		$1,394,864	$929,526

          During the fiscal year ending September 30, 2008, certain of the Funds acquired securities of certain regular brokers or dealers or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of September 30, 2008, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Parent	Holdings (US$)

Equity Index Fund	Bank of America	Bank of America	13,174,980.00
	Citigroup Inc	Citigroup Inc	9,233,089.25
	Friedman Billings Ramsey-A	Friedman Billings Ramsey-A	26,822.00
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	4,167,552.00
	Investment Technology Group	Investment Technology Group	114,355.94
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	230,496.00
	JPMorgan Chase & Co	JPMorgan Chase & Co	13,217,127.40
	KBW Inc	KBW Inc	69,931.62
	Knight Capital Group Inc-A	Knight Capital Group Inc-A	114,808.36
	Lazard Ltd-CL A	Lazard Ltd-CL A	242,491.96
	Legg Mason Inc	Legg Mason Inc	432,628.02
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	3,143,398.50
	Morgan Stanley	Morgan Stanley	2,095,806.00
	Raymond James Financial Inc	Raymond James Financial Inc	250,746.94
	Sanders Morris Harris Grp IN	Sanders Morris Harris Grp IN	6,314.50
	Schwab (Charles) Corp	Schwab (Charles) Corp	2,008,214.00
	Stifel Financial Corp	Stifel Financial Corp	81,137.40

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Equity Index Fund (continued)	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	321,910.20
	Thomas Weisel Partners Group	Thomas Weisel Partners Group	13,251.96

Growth & Income Fund	Bank of America	Bank of America	10,867,360.00
	Citigroup Inc	Citigroup Inc	16,487,271.15
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	8,594,432.00
	JPMorgan Chase & Co	JPMorgan Chase & Co	16,681,099.90
	Lazard Ltd-Cl A	Lazard Ltd-Cl A	6,665,728.12
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	2,318,998.00
	Morgan Stanley	Morgan Stanley	5,776,266.00

International Equity Fund	Credit Suisse Group AG-Reg	Credit Suisse Group AG-Reg	30,604,932.80
	HSBC Holdings PLC	HSBC Holdings PLC	29,153,981.87
	Julius Baer Holding AG-Reg	Julius Baer Holding AG-Reg	10,512,627.16
	Mitsubishi UFJ Financial Group	Mitsubishi UFJ Financial Group	16,742,961.43
	Mizuho Financial Group Inc	Mizuho Financial Group Inc	10,179,343.47
	Royal Bank of Scotland Group	Royal Bank of Scotland Group	40,652,714.47
	Societe Generale	Societe Generale	1,850,803.46
	Sumitomo Mitsui Financial Gr	Sumitomo Mitsu Financial Gr	12,420,194.98
	UBS AG-Reg	UBS AG-Reg	82,183,755.36
	Westpac Banking Corp	Westpac Banking Corp	418,722.33

International Equity Index Fund	Banco Santander SA	Banco Santander SA	7,609,255.25
	BNP Paribas	BNP Paribas	6,215,559.50
	Credit Suisse Group AG-Reg	Credit Suisse Group AG-Reg	3,864,051.28
	Daiwa Securities Group Inc	Daiwa Securities Group Inc	771,610.23
	Deutsche Bank AG-Registered	Deutsche Bank AG-Registered	3,090,579.88
	HSBC Holdings PLC	HSBC Holdings PLC	15,833,882.97
	Macquarie Group Ltd	Macquarie Group Ltd	665,810.29
	Mitsubishi UFJ Financial Group	Mitsubishi UFJ Financial Group	7,138,784.91
	Mizuho Financial Group Inc	Mizuho Financial Group Inc	3,334,827.86
	National Bank of Greece	National Bank of Greece	1,593,662.21
	Nomura Holdings Inc	Nomura Holdings Inc	1,809,799.84
	Royal Bank of Scotland Group	Royal Bank of Scotland Group	4,378,089.92
	Societe Generale	Societe Generale	3,358,391.39
	Sumitomo Mitsui Financial Gr	Sumitomo Mitsui Financial Gr	3,275,655.82
	Sumitomo Trust & Banking Co	Sumitomo Trust & Banking Co	744,689.87
	UBS AG-Reg	UBS AG-Reg	4,016,286.84
	Westpac Banking Corp	Westpac Banking Corp	2,619,297.72

TIAA-CREF Funds ▪ Statement of Additional Information B-49

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Large-Cap Growth Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	328,064.00
	Investment Technology Group	Investment Technology Group	72,879.85
	Lazard Ltd-Cl A	Lazard Ltd-Cl A	173,947.68
	MF Global Ltd	MF Global Ltd	5,620.30
	Morgan Stanley	Morgan Stanley	87,124.00
	Schwab (Charles) Corp	Schwab (Charles) Corp	1,500,954.00
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	241,558.20

Large-Cap Value Fund	Bank of America Corp	Bank of America Corp	21,184,835.00
	Citigroup Inc	Citigroup Inc	21,661,308.34
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	15,528,448.00
	JPMorgan Chase & Co	JPMorgan Chase & Co	29,393,166.80
	Legg Mason Inc	Legg Mason Inc	7,416,599.96
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	5,097,089.80
	Morgan Stanley	Morgan Stanley	5,607,308.00
	Schwab (Charles) Corp	Schwab (Charles) Corp	2,252,276.00
	Societe Generale	Societe Generale	2,324,042.03
	UBS AG-Reg	UBS AG-Reg	5,624,955.22
	US Bancorp	US Bancorp	11,144,227.80
	Wachovia Corp	Wachovia Corp	1,059,999.50

Social Choice Equity Fund	Bank of America Corp	Bank of America Corp	10,205,510.00
	BB&T Corp	BB&T Corp	2,575,918.80
	Comerica Inc	Comerica Inc	505,949.70
	Fifth Third Bancorp	Fifth Third Bancorp	965,768.30
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	4,189,568.00
	Investment Technology Group	Investment Technology Group	4,655.79
	Ladenburg Thalmann Financial	Ladenburg Thalmann Financial	85,836.60
	Lazard Ltd-Cl A	Lazard Ltd-Cl A	353,026.56
	Legg Mason Inc	Legg Mason Inc	396,242.66
	Northern Trust Corp	Northern Trust Corp	1,280,467.00
	PNC Financial Services Group	PNC Financial Services Group	3,462,942.60
	Popular Inc	Popular Inc	89,059.47
	Schwab (Charles) Corp	Schwab (Charles) Corp	2,064,582.00
	State Street Corp	State Street Corp	1,603,447.20
	Suntrust Banks Inc	Suntrust Banks Inc	2,094,419.47
	The Bank of New York Mellon	The Bank of New York Mellon	2,783,244.24
	US Bancorp	US Bancorp	6,013,791.14
	Wells Fargo & Co	Wells Fargo & Co	9,262,891.89

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Small-Cap Equity Fund	National Financial Partners	National Financial Partners	711,000.00
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	534,848.00
	The Bank of New York Mellon	The Bank of New York Mellon	521,280.00

Small-Cap Blend Index Fund	Broadpoint Securities Group	Broadpoint Securities Group	13,638.70
	Cascade Bancorp	Cascade Bancorp	35,897.82
	Friedman Billings Ramsey-A	Friedman Billings Ramsey-A	57,230.00
	Labranche & Co Inc	Labranche & Co Inc	47,601.00
	Ladenburg Thalmann Financial	Ladenburg Thalmann Financial	39,911.40
	Piper Jaffray Cos	Piper Jaffray Cos	156,824.50
	Susquehanna Bancshares Inc	Susquehanna Bancshares Inc	336,114.88
	Thomas Weisel Partners Group	Thomas Weisel Partners Group	43,658.97

S&P 500 Index Fund	Bank of America Corp	Bank of America Corp	16,820,090.00
	CIT Group Inc	CIT Group Inc	227,522.40
	Citigroup Inc	Citigroup Inc	11,771,304.30
	Comerica Inc	Comerica Inc	505,097.16
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	5,853,568.00
	JPMorgan Chase & Co	JPMorgan Chase & Co	18,061,458.50
	Legg Mason Inc	Legg Mason Inc	536,988.54
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	4,027,456.40
	Morgan Stanley	Morgan Stanley	2,652,659.00
	National City Corp	National City Corp	164,020.50
	Northern Trust Corp	Northern Trust Corp	1,678,866.60
	PNC Financial Services Group	PNC Financial Services Group	2,712,879.90
	Schwab (Charles) Corp	Schwab (Charles) Corp	2,544,594.00
	State Street Corp	State Street Corp	2,536,279.20
	The Bank of New York Mellon	The Bank of New York Mellon	3,881,939.58
	US Bancorp	US Bancorp	6,535,000.54
	Wachovia Corp	Wachovia Corp	780,713.50
	Wells Fargo & Co	Wells Fargo & Co	13,087,349.01

B-50  Statement of Additional Information ▪ TIAA-CREF Funds

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Large-Cap Value Index Fund	Bank of America Corp	Bank of America Corp	11,919,880.00
	BB&T Corp	BB&T Corp	1,527,951.60
	CIT Group Inc	CIT Group Inc	143,675.28
	Citigroup Inc	Citigroup Inc	8,340,494.05
	Comerica Inc	Comerica Inc	369,871.20
	Fifth Third Bancorp	Fifth Third Bancorp	455,377.30
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	3,362,304.00
	Investment Technology Group	Investment Technology Group	27,387.00
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	209,148.80
	JPMorgan Chase & Co	JPMorgan Chase & Co	12,040,007.20
	Keycorp	Keycorp	439,571.10
	Legg Mason Inc	Legg Mason Inc	387,564.98
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	2,883,871.10
	MF Global Ltd	MF Global Ltd	16,058.00
	Morgan Stanley	Morgan Stanley	1,789,078.00
	PNC Financial Services Group	PNC Financial Services Group	1,931,891.40
	Popular Inc	Popular Inc	163,901.59
	Raymond James Financial Inc	Raymond James Financial Inc	219,580.84
	State Street Corp	State Street Corp	1,338,557.04
	Suntrust Banks Inc	Suntrust Banks Inc	1,195,924.18
	Synovus Financial Corp	Synovus Financial Corp	220,413.60
	The Bank of New York Mellon	The Bank of New York Mellon	2,782,429.74
	US Bancorp	US Bancorp	4,682,563.98
	Wachovia Corp	Wachovia Corp	564,616.50
	Wells Fargo & Co	Wells Fargo & Co	9,257,450.04

Mid-Cap Value Index Fund	CIT Group Inc	CIT Group Inc	250,246.80
	Comerica Inc	Comerica Inc	617,763.60
	Fifth Third Bancorp	Fifth Third Bancorp	739,906.30
	Investment Technology Group	Investment Technology Group	12,780.60
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	345,833.60
	Keycorp	Keycorp	727,169.88
	Legg Mason Inc	Legg Mason Inc	653,642.44
	Marshall & Ilsley Corp	Marshall & Ilsley Corp	645,082.10
	MF Global Ltd	MF Global Ltd	29,603.14
	Northern Trust Corp	Northern Trust Corp	180,139.00
	Popular Inc	Popular Inc	288,160.40
	Raymond James Financial Inc	Raymond James Financial Inc	390,219.36
	Zions Bancorporation	Zions Bancorporation	512,349.30

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID (concluded)

Fund	Broker	Parent	Holdings (US$)

Mid-Cap Blend Index Fund	CIT Group Inc	CIT Group Inc	106,077.36
	Comerica Inc	Comerica Inc	273,599.76
	Fifth Third Bancorp	Fifth Third Bancorp	323,085.00
	Investment Technology Group	Investment Technology Group	69,015.24
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	159,465.60
	Keycorp	Keycorp	323,753.10
	Lazard Ltd-Cl A	Lazard Ltd-Cl A	166,208.12
	Legg Mason Inc	Legg Mason Inc	283,699.24
	MF Global Ltd	MF Global Ltd	28,383.60
	National City Corp	National City Corp	76,707.75
	Northern Trust Corp	Northern Trust Corp	852,537.60
	Popular Inc	Popular Inc	125,054.65
	Raymond James Financial Inc	Raymond James Financial Inc	169,022.50
	Regions Financial Corp	Regions Financial Corp	364,348.80
	Valley National Bancorp	Valley National Bancorp	143,848.48
	Wilmington Trust Corp	Wilmington Trust Corp	108,689.10

Small-Cap Value Index Fund	Broadpoint Securities Group	Broadpoint Securities Group	16,999.80
	Labranche & Co Inc	Labranche & Co Inc	73,494.00
	Thomas Weisel Partners Group	Thomas Weisel Partners Group	52,375.59

TIAA-CREF Funds ▪ Statement of Additional Information  B-51

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

Fund	Broker	Parent	Holdings (US$)

Growth Equity Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	939,904.00
	JPMorgan Chase & Co	JPMorgan Chase & Co	1,385,589.00

Growth & Income Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	8,594,432.00
	JPMorgan Chase & Co	JPMorgan Chase & Co	16,681,099.90

Large-Cap Growth Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	1,715,200.00
	JPMorgan Chase & Co	JPMorgan Chase & Co	2,528,478.10

Large-Cap Value Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	15,528,448.00

Large-Cap Growth Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	328,064.00
	Investment Technology Group	Investment Technology Group	72,897.85

Large-Cap Value Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	3,362,304.00

Equity Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	4,167,552.00

Mid-Cap Growth Fund	Investment Technology Group	Investment Technology Group	52,887.34

Mid-Cap Blend Index	Investment Technology Group	Investment Technology Group	69,015.24

Enhanced
Large-Cap Growth
Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	203,136.00
	Investment Technology Group	Investment Technology Group	36,156.00

Enhanced
Large-Cap Value
Index Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	1,407,232.00
	Investment Technology Group	Investment Technology Group	189,791.00
	JPMorgan Chase & Co	JPMorgan Chase & Co	4,671,774.60

Social Choice
Equity Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	4,189,568.00

DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the Funds have adopted a policy prohibiting the Funds to compensate brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Funds.

LEGAL MATTERS

          All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Vice President and Acting General Counsel of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

EXPERTS

          The financial statements for the fiscal year ended September 30, 2008 incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

          The audited financial statements of the Funds are incorporated herein by reference to the Trust’s report on Form N-CSR for the fiscal year ended September 30, 2008, which contains the Funds’ Annual Report. These financial statements have been filed with the SEC and the reports have been provided to all shareholders. The Funds will furnish you, without charge, another copy of the Annual Report on request.

B-52  Statement of Additional Information ▪ TIAA-CREF Funds

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

TABLE OF CONTENTS		B-60	VII. TIAA-CREF Corporate Governance Program
		B-60	A. Engagement Policy and Practices
B-53	I. Introduction: Historical Perspective	B-60	B. Proxy Voting
		B-60	C. Influencing Public Policy and Regulation
B-54	II. Shareholder Rights	B-60	D. Divestment

B-54	III. Director Elections — Majority Voting	B-61	VIII. International Governance

B-55	IV. The Board of Directors	B-61	IX. Environmental and Social Issues

B-55	V. Board Structure and Processes	B-62	X. Securities Lending Policy
B-55	A. Board Membership
B-56	B. Board Responsibilities	B-62	APPENDIX A: Proxy Voting Guidelines
B-56	C. Board Operation and Organization	B-62	Guidelines for Board-Related Issues
		B-63	Guidelines for Other Governance Issues
B-58	VI. Executive Compensation	B-63	Guidelines for Compensation Issues
B-59	A. Equity-Based Compensation	B-64	Guidelines for Environmental and Social Issues
B-59	B. Perquisites
B-59	C. Supplemental Executive Retirement Plans
B-59	D. Executive Contracts

I.       Introduction; Historical Perspective

          The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

          TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

          TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

          TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

          TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account, which is screened using various KLD Indices, invests only in companies that meet specified environmental, social and governance criteria.

          In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

          TIAA-CREF recognizes that corporate governance standards must balance two goals — protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

          This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including

TIAA-CREF Funds ▪ Statement of Additional Information  B-53

development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

          Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

          TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

          This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II.	Shareholder Rights

          As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide anti-takeover protection or otherwise reduce shareholder rights.

9.

Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III.	Director Elections — Majority Voting

          As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

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          Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

          TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

          The TIAA and CREF boards have adopted the following policy on director elections:

          TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV.	The Board of Directors

          The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

          To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

          Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

          TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors” on Pages 26 and 27). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V.	Board Structure and Processes

          A. Board Membership

          1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

          The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

          An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

          Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

          2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

          3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

          4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

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          5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

          6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

          7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

          8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

          9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

          B. Board Responsibilities

          1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

          2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

          3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

          The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

          The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

          4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

          C. Board Operation and Organization

          1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

          2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

          3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

          4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

          5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

B-56  Statement of Additional Information ▪ TIAA-CREF Funds

          6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

          Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

          For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

          Committee Structure. Under existing regulations, boards are required to establish three standing committees — an audit committee, a compensation committee and a nominating/governance committee — all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

          Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

          Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

          Each committee should have the power to hire independent experts and advisors.

          Each committee should report to the full board on the issues and decisions for which it is responsible.

          Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

          The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

          The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

          The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

          The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

          The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

          The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

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•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

          In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

          The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

          The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

          The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice. The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI.	Executive Compensation

          As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

          In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

          Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

          Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.

Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.

In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.

Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.

Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

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          A. Equity-Based Compensation

          Oversight of Equity-Based Plans

          While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

          Composition of Equity-Based Plans

          In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.

Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.

Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.

Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

          B. Perquisites

          When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

          C. Supplemental Executive Retirement Plans

          Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.

Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

          D. Executive Contracts

          Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such

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contracts should be in the best interest of the company and its shareholders.

VII.	TIAA-CREF Corporate Governance Program

          TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

          A. Engagement Policy and Practices

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

          TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

          Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

          B. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

          TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement, are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

          C. Influencing Public Policy and Regulation

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

          D. Divestment

          TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. In addition, divestment is not an option in segments of our portfolio that track market indices, as we are required to invest in all companies included in an index. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

          As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from actively managed accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

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VIII.	International Governance

          With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

          We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

          TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

          TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

          In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

          We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

	•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

	•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

	•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

	•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifi-cations, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

	•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

	•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

	•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

	•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX.	Environmental and Social Issues

          TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to

TIAA-CREF Funds ▪ Statement of Additional Information  B-61

the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

          TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

          While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

          Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X.	Securities Lending Policy

          TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities — acting as responsible owners while maximizing value — can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict — whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

          To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

          Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

          Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

          TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

          The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

          We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

          Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

          Policy Governing Votes on Directors:

          TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

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•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

          In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

          Majority Vote for the Election of Directors:

          General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

          Proxy Access Proposals:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

          Reimbursement of Expenses for Dissident Shareholder Nominees:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

          Annual Election of Directors:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

          Cumulative Voting:

          General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

          Separation of Chairman and Chief Executive Officer:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

          Ratification of Auditor:

          General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

          Supermajority Vote Requirements:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

          Dual-Class Common Stock and Unequal Voting Rights:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

          Antitakeover Devices (Poison Pills):

          General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescision of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

          TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

          Reincorporation:

          General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

          Equity-Based Compensation Plans:

          General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

          Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

          Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

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•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

          Performance-Based Equity Compensation:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

          Advisory Vote on Compensation Disclosure:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

          Limits on Executive Compensation:

          General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

          Clawback Policies:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

          Golden Parachutes:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

          Supplemental Executive Retirement Plans:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

          As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

          Environment

          Global Warming and Climate Change:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

          Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

          Use of Natural Resources:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

          Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

          Impact on Community:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

          Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market

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share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

          Human Rights

          Human Rights Code of Conduct and Global Labor Standards:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

          Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

          Community

          Corporate Response to Global Health Risks:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

          Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

          Corporate Political Influence:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

          Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

          Corporate Philanthropy:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

          Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

          Diversity

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

          Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

          Product Responsibility

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

          Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

          Tobacco

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

          Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability risk.

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Printed on recycled paper	A10875 (2/09)

PROSPECTUS

FEBRUARY 1, 2009

TIAA-CREF LIFECYCLE FUNDS
of the TIAA-CREF Funds
(Formerly, the TIAA-CREF Institutional Mutual Funds)

Institutional Class

▪	Lifecycle 2010 Fund

▪	Lifecycle 2015 Fund

▪	Lifecycle 2020 Fund

▪	Lifecycle 2025 Fund

▪	Lifecycle 2030 Fund

▪	Lifecycle 2035 Fund

▪	Lifecycle 2040 Fund

▪	Lifecycle 2045 Fund

▪	Lifecycle 2050 Fund

▪	Lifecycle Retirement Income Fund

This Prospectus describes the Institutional Class shares of ten investment portfolios of the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”), a group of funds offered by the TIAA-CREF Funds (the “Trust”). Please note that the Lifecycle Funds listed above (each, a “Fund”) also offer Retirement Class shares through a separate Prospectus dated February 1, 2009. Additionally, the Lifecycle Retirement Income Fund offers Retail Class shares through a separate Prospectus dated February 1, 2009.

An investment in the Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the funds and the funds could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

OVERVIEW OF THE LIFECYCLE FUNDS

          Each Fund is a member of the Lifecycle Funds, a sub-family of funds of TIAA-CREF Funds. Each of the Lifecycle Funds is a “fund of funds” and diversifies its assets by investing in Institutional Class shares of other funds of the Trust and potentially other investment pools or investment products (the “Underlying Funds”). In general, each Lifecycle Fund (except the Retirement Income Fund) is designed for investors who have a specific target retirement year in mind, and each Fund’s investments are adjusted from more aggressive to more conservative as a target retirement year approaches and for approximately seven to ten years afterwards. Generally, this means that each Lifecycle Fund’s investments (except the Retirement Income Fund’s) will gradually be reallocated to reduce weightings in Underlying Funds investing primarily in equity securities (stocks) and to increase weightings in Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments.

          While part of the Lifecycle Funds, the Retirement Income Fund is not designed for investors who have a specific retirement year in mind and its allocation will not gradually adjust over time. Instead, the Retirement Income Fund is designed for investors who are already in or entering retirement (i.e., have already passed their target retirement year). The Retirement Income Fund has a relatively fixed asset allocation between Underlying Funds that invest primarily in equity securities and those that invest primarily in fixed-income (including money market) securities.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

          The Lifecycle Funds offered in this Prospectus are as follows:

•	Lifecycle 2010 Fund

•	Lifecycle 2015 Fund

•	Lifecycle 2020 Fund

•	Lifecycle 2025 Fund

•	Lifecycle 2030 Fund

•	Lifecycle 2035 Fund

•	Lifecycle 2040 Fund

•	Lifecycle 2045 Fund

•	Lifecycle 2050 Fund

•	Lifecycle Retirement Income Fund

          Principal Risks of Investing in the Lifecycle Funds

          The assets of each Lifecycle Fund are normally allocated among Underlying Funds investing primarily in equity securities and Underlying Funds investing primarily in fixed-income securities. Each Lifecycle Fund is subject to asset allocation risk and, depending on the allocation of Fund assets among Underlying

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  3

Funds, proportionately subject to equity securities risk and fixed-income securities risk. Because certain Underlying Funds use derivatives to a limited degree, the Lifecycle Funds have limited exposure to derivatives risk. Each of these risks, alone or in combination with other risks, has the potential to hurt Fund performance.

•

Asset Allocation Risk—The risk that the Lifecycle Funds may not achieve their target allocations and that the selection of market sectors and Underlying Funds and the allocations among them will result in a Lifecycle Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of the Lifecycle Funds’ investment adviser, Teachers Advisors, Inc. (“Advisors”), are intended to result in each Lifecycle Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause a Lifecycle Fund to not meet its investment objective. A Lifecycle Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. Periodic rebalancing of a Lifecycle Fund’s allocation can cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Fund and the Underlying Funds and the Lifecycle Funds.

•

Equity Securities Risk—Each of the Lifecycle Funds invests to some degree in equity securities through certain Underlying Funds. Equity securities are generally subject to market risk and company risk and in some cases foreign investment risk, style risk, large-cap risk, small-cap/mid-cap risk, index risk, active management risk, and quantitative analysis risk. Therefore, the value of the Lifecycle Funds may increase or decrease as a result of their indirect interest in equity securities.

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Foreign Investment Risk—Foreign investments, which include securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, and securities or contracts payable in foreign currency, involve special risks arising from erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

4  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

•

Style Risk—The risk that an Underlying Fund that uses either a growth investing or value investing style may be invested in equity securities representing a style that may be out of favor in the marketplace for various periods of time. When this occurs, the Underlying Fund could experience a decline in value of these disfavored securities.

•

Growth Investing Risk—The risk that due to their relatively high valuations, growth stocks will be more volatile than value stocks. Also, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired and therefore do not perform as anticipated.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, an Underlying Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

•

Small-Cap/Mid-Cap Risk—The risk that securities of small- and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, because they may be harder to sell than large-cap securities.

•

Index Risk—Each of the Lifecycle Funds may invest in Underlying Funds that are managed to replicate the performance of, or achieve enhanced performance relative to, a specified index. Index risk is the risk that an Underlying Fund will not meet or exceed or will underperform its benchmark index (as applicable) for any period of time.

•

Active Management Risk—With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—With respect to Underlying Funds that are managed, in whole or in part, according to a quantitative investment methodology, this is the risk that securities selected using quantitative analysis can perform differently from the market as a whole.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  5

•

Fixed-Income Securities Risk—A portion of the assets of each Lifecycle Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Fixed-income securities are generally subject to interest rate risk, income volatility risk, credit risk, market volatility and liquidity risk, call risk, prepayment risk, extension risk and in some cases the special risks of inflation-indexed bonds and active management risk. Therefore, the value of the Lifecycle Funds may increase or decrease as a result of their indirect interest in fixed-income securities.

•	Interest Rate Risk (a type of Market Risk)—The risk that bond or stock prices overall may decline when interest rates rise.

•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities will decline because of falling interest rates.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial condition may make it unable to pay principal and interest on bonds when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an Underlying Fund to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities. Further, in times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Market Volatility and Liquidity Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Underlying Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for an Underlying Fund to properly value assets represented by such securities.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity, forcing an Underlying Fund to reinvest the unanticipated proceeds at potentially lower interest rates, possibly resulting in a decline in income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing an Underlying Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on inflation-indexed bonds fall because of a decline in inflation (or deflation). There is also a risk that the market values of inflation-

6  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

indexed bonds may fall because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•	Active Management Risk. With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

•

Derivatives Risk—Underlying Funds that invest in options, futures, swaps and other types of derivative instruments are subject to the risk that the prices of certain derivatives may not correlate perfectly with the prices or performance of the underlying securities, currencies or other assets. Derivatives also present the risk of default by the other party to the derivative instrument, and some derivatives are, or may suddenly become, illiquid.

          For more detailed information about these risks and other risks, see the sections entitled “Principal Risks of the Lifecycle Funds and the Underlying Funds” and “Portfolio Turnover” below.

          There can be no guarantee that a Lifecycle Fund or an Underlying Fund will achieve its investment objective. As with all mutual funds, there is a risk that an investor could lose money by investing in a Lifecycle Fund.

          Lifecycle 2010 Fund

          Investment Objective. The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010. Currently, the Fund expects to allocate approximately 51.60% of its assets to equity Underlying Funds and 48.40% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  7

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	38.70%	•	Growth Equity Fund*
		•	Growth & Income Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Mid-Cap Growth Fund
		•	Mid-Cap Value Fund
		•	Small-Cap Equity Fund
		•	Enhanced Large-Cap Growth Index Fund
		•	Enhanced Large-Cap Value Index Fund

International Equity	12.90%	•	International Equity Fund
		•	Enhanced International Equity Index Fund

Fixed Income	42.80%	•	Bond Fund
		•	Bond Plus Fund
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund

Short-Term Fixed Income	5.60%	•	Short-Term Bond Fund
		•	Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2010 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2017 to 2020. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

8  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the TIAA-CREF Money Market Fund (the “Money Market Fund”) or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2010 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus   9

investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2015 Fund

          Investment Objective. The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015. Currently, the Fund expects to allocate approximately 59.60% of its assets to equity Underlying Funds and 40.40% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	44.70%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	14.90%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	36.80%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	3.60%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

10  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2015 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2022 to 2025. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus   11

investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2015 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2020 Fund

          Investment Objective. The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020. Currently, the Fund expects to allocate approximately 67.60% of its assets to equity Underlying Funds and 32.40% of its assets to fixed-income Underlying Funds. These allocation goals are targeted and may change over time. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the

12  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	50.70%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	16.90%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	30.80%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	1.60%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2020 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2027 to 2030. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus   13

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2020 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the

14  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2025 Fund

          Investment Objective. The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025. Currently, the Fund expects to allocate approximately 75.60% of its assets to equity Underlying Funds and 24.40% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	56.70%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	18.90%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	24.40%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	0.00%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  15

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2025 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2032 to 2035. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other

16  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2025 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2030 Fund

          Investment Objective. The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030. Currently, the Fund expects to allocate approximately 83.60% of its assets to equity Underlying Funds and 16.40% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  17

then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	62.70%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	20.90%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	16.40%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	0.00%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2030 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2037 to 2040. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain

18  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2030 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  19

income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2035 Fund

          Investment Objective. The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035. Currently, the Fund expects to allocate approximately 90% of its assets to equity Underlying Funds and 10% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	67.50%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	22.50%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	10.00%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	0.00%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

20  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2035 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2042 to 2045. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus   21

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2035 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2040 Fund

          Investment Objective. The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040. Currently, the Fund expects to allocate approximately 90% of its assets to equity Underlying Funds and 10% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds.

22  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	67.50%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	22.50%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	10.00%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	0.00%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2040 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2047 to 2050. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  23

exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund attains its target retirement date, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2040 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative

24  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2045 Fund

          Investment Objective. The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045. Currently, the Fund expects to allocate approximately 90% of its assets to equity Underlying Funds and 10% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	67.50%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	22.50%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	10.00%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	0.00%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  25

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2045 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2052 to 2055. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small- and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other

26  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2045 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2050 Fund

          Investment Objective. The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2050. Currently, the Fund expects to allocate approximately 90% of its assets to equity Underlying Funds and 10% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  27

investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	67.50%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	22.50%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	10.00%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	0.00%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2050 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2057 to 2060. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

28  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small- and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2050 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk,

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  29

extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle Retirement Income Fund

          Investment Objective. The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to a fixed, more conservative asset allocation strategy designed for investors who are already in or entering retirement. Currently, the Fund pursues this objective by investing in a diversified portfolio consisting of approximately 40% stocks and 60% bonds. The Fund expects to allocate approximately 40% of its assets to equity Underlying Funds and 60% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations may change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

30  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	30.00%	•	Growth Equity Fund*
		•	Growth & Income Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Mid-Cap Growth Fund
		•	Mid-Cap Value Fund
		•	Small-Cap Equity Fund
		•	Enhanced Large-Cap Growth Index Fund
		•	Enhanced Large-Cap Value Index Fund

International Equity	10.00%	•	International Equity Fund
		•	Enhanced International Equity Index Fund

Fixed Income	50.00%	•	Bond Fund
		•	Bond Plus Fund
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund

Short-Term Fixed Income	10.00%	•	Short-Term Bond Fund
		•	Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small- and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  31

          The Fund’s benchmark index is a composite of four benchmark indices representing four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund, and/or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after each of the other Lifecycle Funds enters its respective target retirement year, the Board may authorize its merger into the Lifecycle Retirement Income Fund or other similar fund.

          Principal Risks. Because the assets of the Lifecycle Retirement Income Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

PAST PERFORMANCE

          The following bar charts and performance tables help illustrate some of the risks of investing in the Institutional Class of the Lifecycle Funds, and how investment performance varies. The bar charts show the performance of each Lifecycle Fund, before taxes, in each full calendar year since inception of the Fund (i.e., the annual total returns). The performance shown in the bar charts and table of the Institutional Class that is prior to the inception dates for the Institutional

32  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

Class (see the performance tables for these inception dates) is based on the performance of the Lifecycle Funds’ Retirement Class, which commenced on October 15, 2004 (with respect to the Lifecycle 2010 Fund, the Lifecycle 2015 Fund, the Lifecycle 2020 Fund, the Lifecycle 2025 Fund, the Lifecycle 2030 Fund, the Lifecycle 2035 Fund, and the Lifecycle 2040 Fund) or November 30, 2007 (with respect to the Lifecycle 2045 Fund, the Lifecycle 2050 Fund and the Lifecycle Retirement Income Fund). The performance for these periods has not been restated to reflect the lower expenses of the Institutional Class. Below each chart, the best and worst returns for a calendar quarter of the Institutional Class of the particular Lifecycle Fund for the periods of the chart are noted.

          The performance table following the charts shows the average annual total returns of the Institutional Class of each Lifecycle Fund (before and after taxes) over the one-year and since-inception periods ended December 31, 2008 and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations.

          The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors to reimburse certain Lifecycle Funds and Underlying Funds for certain “other expenses” and to waive some of their management fees. Without these waivers and reimbursements, the returns of the Institutional Class shares of the Lifecycle Funds would have been lower. How the Institutional Class shares of the Lifecycle Funds have performed in the past (both before and after taxes) is not necessarily an indication of how they will perform in the future.

          The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. The benchmarks representing the four market sectors within the equity and fixed-income asset classes described above are used to formulate a composite benchmark for each Lifecycle Fund, based on the Lifecycle Fund’s target allocations among the four market sectors. The use of a particular composite index by a Lifecycle Fund is not a fundamental policy and can be changed without shareholder approval. The Lifecycle Funds will notify you if such a change is made.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  33

ANNUAL TOTAL RETURNS—INSTITUTIONAL CLASS SHARES (%)

Lifecycle 2010 Fund

Best quarter: 3.78%, for the quarter ended September 30, 2006. Worst quarter: –10.92%, for the quarter ended December 31, 2008.

Lifecycle 2015 Fund

Best quarter: 4.06%, for the quarter ended December 31, 2006. Worst quarter: –12.94%, for the quarter ended December 31, 2008.

Lifecycle 2020 Fund

Best quarter: 4.44%, for the quarter ended December 31, 2006. Worst quarter: –14.86%, for the quarter ended December 31, 2008.

Lifecycle 2025 Fund

Best quarter: 4.87%, for the quarter ended December 31, 2006. Worst quarter: –16.95%, for the quarter ended December 31, 2008.

34  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

ANNUAL TOTAL RETURNS—INSTITUTIONAL CLASS SHARES (%)	(continued)

Lifecycle 2030 Fund

Best quarter: 5.29%, for the quarter ended December 31, 2006. Worst quarter: –18.98%, for the quarter ended December 31, 2008.

Lifecycle 2035 Fund

Best quarter: 5.65%, for the quarter ended December 31, 2006. Worst quarter: –20.19%, for the quarter ended December 31, 2008.

Lifecycle 2040 Fund

Best quarter: 6.01%, for the quarter ended December 31, 2006. Worst quarter: –20.17%, for the quarter ended December 31, 2008.

Lifecycle 2045 Fund

Best quarter: –1.82%, for the quarter ended June 30, 2008. Worst quarter: –21.03%, for the quarter ended December 31, 2008.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  35

ANNUAL TOTAL RETURNS—INSTITUTIONAL CLASS SHARES (%)	(concluded)

Lifecycle 2050 Fund

Best quarter: –1.03%, for the quarter ended June 30, 2008. Worst quarter: –21.76%, for the quarter ended December 31, 2008.

Lifecycle Retirement Income Fund

Best quarter: –1.36%, for the quarter ended June 30, 2008. Worst quarter: –7.65%, for the quarter ended December 31, 2008.

36  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

AVERAGE ANNUAL TOTAL RETURNS

FOR THE INSTITUTIONAL CLASS
For Periods Ended December 31, 2008 (Before and After Taxes)

	1 Year	Since Inception

Lifecycle 2010 Fund
Class Inception Date: January 17, 2007
Returns Before Taxes	–23.33%	0.25%[1]
Returns After Taxes on Distributions	–24.08%	–0.80%[1]
Returns After Taxes on Distributions and Sale of Fund Shares	–14.84%	–0.23%[1]
S&P 500® Index	5.24%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[2]	–37.00%	4.59%
Lifecycle 2010 Fund Composite Index (new)[3]	–19.12%	1.41%
Lifecycle 2010 Fund Composite Index (old)[3]	–20.20%	1.08%

Lifecycle 2015 Fund
Class Inception Date: January 17, 2007
Returns Before Taxes	–26.78%	–0.32%[1]
Returns After Taxes on Distributions	–27.42%	–1.34%[1]
Returns After Taxes on Distributions and Sale of Fund Shares	–17.14%	–0.68%[1]
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	4.59%
Lifecycle 2015 Fund Composite Index (new)[3]	–22.55%	0.84%
Lifecycle 2015 Fund Composite Index (old)[3]	–23.60%	0.51%

Lifecycle 2020 Fund
Class Inception Date: January 17, 2007
Returns Before Taxes	–30.10%	–1.13%[1]
Returns After Taxes on Distributions	–30.60%	–2.10%[1]
Returns After Taxes on Distributions and Sale of Fund Shares	–19.25%	–1.31%[1]
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	4.59%
Lifecycle 2020 Fund Composite Index (new)[3]	–25.92%	0.03%
Lifecycle 2020 Fund Composite Index (old)[3]	–26.88%	–0.28%

Lifecycle 2025 Fund
Class Inception Date: January 17, 2007
Returns Before Taxes	–33.29%	–1.86%[1]
Returns After Taxes on Distributions	–33.69%	–2.81%[1]
Returns After Taxes on Distributions and Sale of Fund Shares	–21.30%	–1.89%[1]
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	4.59%
Lifecycle 2025 Fund Composite Index (new)[3]	–29.20%	–0.76%
Lifecycle 2025 Fund Composite Index (old)[3]	–30.06%	–1.05%

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  37

AVERAGE ANNUAL TOTAL RETURNS	(continued)

FOR THE INSTITUTIONAL CLASS

For Periods Ended December 31, 2008 (Before and After Taxes)

	1 Year	Since Inception

Lifecycle 2030 Fund
Class Inception Date: January 17, 2007
Returns Before Taxes	–36.39%	–2.69%[1]
Returns After Taxes on Distributions	–36.76%	–3.60%[1]
Returns After Taxes on Distributions and Sale of Fund Shares	–23.33%	–2.54%[1]
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	4.59%
Lifecycle 2030 Fund Composite Index (new)[3]	–32.36%	–1.54%
Lifecycle 2030 Fund Composite Index (old)[3]	–33.19%	–1.83%

Lifecycle 2035 Fund
Class Inception Date: January 17, 2007
Returns Before Taxes	–38.04%	–2.90%[1]
Returns After Taxes on Distributions	–38.43%	–3.84%[1]
Returns After Taxes on Distributions and Sale of Fund Shares	–24.39%	–2.71%[1]
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	4.59%
Lifecycle 2035 Fund Composite Index (new)[3]	–34.14%	–1.82%
Lifecycle 2035 Fund Composite Index (old)[3]	–34.95%	–2.11%

Lifecycle 2040 Fund
Class Inception Date: January 17, 2007
Returns Before Taxes	–37.93%	–2.45%[1]
Returns After Taxes on Distributions	–38.31%	–3.38%[1]
Returns After Taxes on Distributions and Sale of Fund Shares	–24.33%	–2.33%[1]
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	4.59%
Lifecycle 2040 Fund Composite Index (new)[3]	–34.14%	–1.44%
Lifecycle 2040 Fund Composite Index (old)[3]	–34.95%	–1.73%

Lifecycle 2045 Fund
Class Inception Date: November 30, 2007
Returns Before Taxes	–38.75%	–36.38%
Returns After Taxes on Distributions	–39.06%	–37.13%
Returns After Taxes on Distributions and Sale of Fund Shares	–24.90%	–31.06%
S&P 500® Index	–37.00%	–35.02%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	5.08%
Lifecycle 2045 Fund Composite Index (new)[3]	–34.10%	–32.38%
Lifecycle 2045 Fund Composite Index (old)[3]	–34.91%	–33.14%

38  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

AVERAGE ANNUAL TOTAL RETURNS	(concluded)
FOR THE INSTITUTIONAL CLASS
For Periods Ended December 31, 2008 (Before and After Taxes)

	1 Year	Since Inception

Lifecycle 2050 Fund
Class Inception Date: November 30, 2007
Returns Before Taxes	–38.76%	–36.39%
Returns After Taxes on Distributions	–39.03%	–37.11%
Returns After Taxes on Distributions and Sale of Fund Shares	–24.98%	–31.08%
S&P 500® Index	–37.00%	–35.02%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	5.08%
Lifecycle 2050 Fund Composite Index (new)[3]	–34.10%	–32.38%
Lifecycle 2050 Fund Composite Index (old)[3]	–34.91%	–33.14%

Lifecycle Retirement Income Fund
Class Inception Date: November 30, 2007
Returns Before Taxes	–17.26%	–15.96%
Returns After Taxes on Distributions	–18.17%	–17.14%
Returns After Taxes on Distributions and Sale of Fund Shares	–11.06%	–14.11%
S&P 500® Index	–37.00%	–35.02%
Barclays Capital U.S. Aggregate Bond Index[2]	5.24%	5.08%
Lifecycle Retirement Income Fund Composite Index (new)[3]	–13.14%	–12.32%
Lifecycle Retirement Income Fund Composite Index (old)[3]	–14.26%	–13.37%

Current performance of the Lifecycle Funds’ Institutional Class shares may be higher or lower than that shown above. For current performance information of the Institutional Class including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]

The performance shown for the Institutional Class that is prior to the inception date for the Institutional Class is based on the performance of the Lifecycle Funds’ Retirement Class, which commenced operations on October 15, 2004 with respect to the Lifecycle 2010 Fund, the Lifecycle 2015 Fund, the Lifecycle 2020 Fund, the Lifecycle 2025 Fund, the Lifecycle 2030 Fund, the Lifecycle 2035 Fund, and the Lifecycle 2040 Fund. The performance for these periods has not been restated to reflect the lower expenses of the Institutional Class.

[2]

In November of 2008, the name of this index was changed from Lehman Brothers to Barclays Capital in connection with the rebranding by Barclays Capital of its unified family of indices. This name change does not constitute a substantive change in the Funds’ respective benchmarks; rather, they merely constitute a change in the branded name of the benchmarks.

[3]

The Lifecycle Funds began using a new composite benchmark index as of July 1, 2008 (the “New Composite Benchmark”). The New Composite Benchmark for each Fund is a composite of four unmanaged benchmark indices that represent the four market sectors in which the Fund invests across the equity and fixed-income asset classes. The four market sectors and the related benchmark indices are as follows: U.S. Equity (Russell 3000® Index); International Equity (MSCI EAFE® Index); Fixed Income (Barclays Capital U.S. Aggregate Bond Index); and Short-Term Fixed Income (Barclays Capital 1-5 Year U.S. Government/ Credit Index). The New Composite Benchmark is created by applying the performance of the benchmark indices in proportion to the Fund’s target allocations across the market sectors. As a result, each Fund’s New Composite Benchmark changes over time with changes in the Fund’s target allocations. Each Lifecycle Fund used a different composite benchmark index prior to July 1, 2008 (the “Old Composite Benchmark”). The Old Composite Benchmark was created using the benchmark indices of a Fund’s Underlying Funds in the same proportions as the Fund’s allocations to those Underlying Funds. For more information about the different indices that comprise the Funds’ “old” and “new” composite benchmark indices, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  39

          The Barclays Capital U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and corporate bonds, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Standard & Poor’s 500 Index (“S&P 500 Index”) is a market-capitalization weighted index of the 500 leading companies in leading industries of the U.S. economy.

          See “Additional Information About the Lifecycle Funds’ Composite Indices” below for a description of each of the different indices that comprises the Funds’ composite benchmark indices.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

          The after-tax returns shown are not relevant to investors in Institutional Class shares who hold their shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs. The returns shown for the benchmark indices reflect no deductions for fees, expenses or taxes.

FEES AND EXPENSES

          The tables on this page describe the fees and expenses that you may pay if you buy and hold Institutional Class shares of a Lifecycle Fund. Institutional Class shares of each Lifecycle Fund indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Lifecycle Fund invests, which are disclosed below.

SHAREHOLDER FEES (deducted directly from your investment)

Institutional Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0%

40  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

ANNUAL FUND OPERATING EXPENSES

INSTITUTIONAL CLASS	Management Fees	Other Expenses	Acquired Fund Fees and Expenses [1]	Total Annual Fund Operating Expenses [2]	Waivers and Expense Reimbursements [3]	Net Annual Fund Operating Expenses [4]

Lifecycle Retirement Income Fund	0.10%	1.39%	0.38%	1.87%	1.49%	0.38%
Lifecycle 2010 Fund	0.10%	0.07%	0.41%	0.58%	0.17%	0.41%
Lifecycle 2015 Fund	0.10%	0.07%	0.42%	0.59%	0.17%	0.42%
Lifecycle 2020 Fund	0.10%	0.09%	0.44%	0.63%	0.19%	0.44%
Lifecycle 2025 Fund	0.10%	0.09%	0.45%	0.64%	0.19%	0.45%
Lifecycle 2030 Fund	0.10%	0.09%	0.46%	0.65%	0.19%	0.46%
Lifecycle 2035 Fund	0.10%	0.11%	0.47%	0.68%	0.21%	0.47%
Lifecycle 2040 Fund	0.10%	0.08%	0.47%	0.65%	0.18%	0.47%
Lifecycle 2045 Fund	0.10%	6.30%	0.48%	6.88%	6.40%	0.48%
Lifecycle 2050 Fund	0.10%	7.36%	0.47%	7.93%	7.46%	0.47%

[1]

“Acquired Fund Fees and Expenses” are the Lifecycle Funds’ proportionate amount of the expenses of the Underlying Funds in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the Underlying Funds in which the Funds invest. Each Fund’s “Acquired Fund Fees and Expenses” in the table are estimated based on its expected asset allocation immediately after it receives and reinvests its share of the proceeds from the planned liquidation and termination of the Growth Equity Fund on or about April 17, 2009 (“Growth Equity Fund Liquidation Date”). Each Fund expects to reinvest these liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund, which have higher fees and expenses than the Growth Equity Fund. Before the Growth Equity Fund Liquidation Date, however, each Fund’s “Acquired Fund Fees and Expenses” will be as listed below in parentheses based on the Fund’s allocations to the Underlying Funds as of September 30, 2008; Lifecycle Retirement Income Fund (0.35%); Lifecycle 2010 Fund (0.36%); Lifecycle 2015 Fund (0.37%); Lifecycle 2020 Fund (0.38%); Lifecycle 2025 Fund (0.38%); Lifecycle 2030 Fund (0.39%); Lifecycle 2035 Fund (0.39%); Lifecycle 2040 Fund (0.39%); Lifecycle 2045 Fund (0.41%); and Lifecycle 2050 Fund (0.41%).

[2]

Before the Growth Equity Fund Liquidation Date, each Fund’s “Total Annual Fund Operating Expenses” will be as listed below in parentheses based on the Fund’s allocations to the Underlying Funds as of September 30, 2008: Lifecycle Retirement Income Fund (1.84%); Lifecycle 2010 Fund (0.53%); Lifecycle 2015 Fund (0.54%); Lifecycle 2020 Fund (0.57%); Lifecycle 2025 Fund (0.57%); Lifecycle 2030 Fund (0.58%); Lifecycle 2035 Fund (0.60%); Lifecycle 2040 Fund (0.57%); Lifecycle 2045 Fund (6.81%); and Lifecycle 2050 Fund (7.87%).

[3]

Advisors has contractually agreed to waive its 0.10% management fee on each Lifecycle Fund through January 31, 2010. In addition, Advisors has contracted to reimburse the Funds for all of the “Other Expenses” of the Institutional Class through January 31, 2010.

[4]

Before the Growth Equity Fund Liquidation Date, each Fund’s “Net Annual Fund Operating Expenses” will be as listed below in parentheses based on the Fund’s allocations to the Underlying Funds as of September 30, 2008: Lifecycle Retirement Income Fund (0.35%); Lifecycle 2010 Fund (0.36%); Lifecycle 2015 Fund (0.37%); Lifecycle 2020 Fund (0.38%); Lifecycle 2025 Fund (0.38%); Lifecycle 2030 Fund (0.39%); Lifecycle 2035 Fund (0.39%); Lifecycle 2040 Fund (0.39%); Lifecycle 2045 Fund (0.41%); and Lifecycle 2050 Fund (0.41%).

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  41

         Example

          The following example is intended to help you compare the cost of investing in the Institutional Class of the Lifecycle Funds with the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of that period. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. It is based on the net annual operating expenses described in the fee table, including the weighted average of the operating expenses of the Underlying Funds. The table assumes that there are no waivers or reimbursements in place on the Funds or the Underlying Funds after January 31, 2010. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INSTITUTIONAL CLASS	1 Year	3 Years	5 Years	10 Years

Lifecycle Retirement Income Fund	$39	$396	$834	$2,052
Lifecycle 2010 Fund	$42	$168	$313	$736
Lifecycle 2015 Fund	$43	$173	$322	$755
Lifecycle 2020 Fund	$45	$181	$339	$796
Lifecycle 2025 Fund	$46	$186	$347	$815
Lifecycle 2030 Fund	$47	$191	$355	$833
Lifecycle 2035 Fund	$48	$197	$368	$865
Lifecycle 2040 Fund	$48	$191	$356	$833
Lifecycle 2045 Fund	$49	$1,264	$2,660	$5,920
Lifecycle 2050 Fund	$48	$1,434	$2,997	$6,515

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

MORE ABOUT THE LIFECYCLE FUNDS’ STRATEGY

         General Information About the Lifecycle Funds

          This Prospectus describes the Institutional Class shares of ten Lifecycle Funds, which are part of a sub-family of funds offered by the Trust. Each Lifecycle Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider each Lifecycle Fund separately to determine if it is an appropriate investment. Allocations for the Lifecycle Funds are based on historical risk/return characteristics and Advisors’ assumptions. If an asset class, market sector or Underlying Fund should perform in a fashion that varies from historical characteristics and/or Advisors’ assumptions, then the allocations may not achieve the intended risk/return characteristics. The investment objective of each Lifecycle Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval. Each Lifecycle Fund is diversified under the Investment Company Act of 1940, as amended (“1940 Act”).

42  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

          Investment Glidepath and Target Allocations

          The target allocations along the investment glidepath for each Lifecycle Fund (except the Retirement Income Fund) will gradually become more conservative (i.e., invest less in Underlying Funds holding primarily equity securities and invest more in Underlying Funds holding primarily fixed-income securities) over time as the target retirement year of the Lifecycle Fund approaches and is passed. The following chart shows how the investment glidepath for each Lifecycle Fund (except the Retirement Income Fund) is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes. The Retirement Income Fund has a relatively fixed asset allocation that will not gradually adjust over time. The actual asset allocations of any particular Lifecycle Fund may differ from this chart.

TIAA-CREF LIFECYCLE FUNDS’ INVESTMENT GLIDEPATH

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  43

         Future Potential Investments

          A portion of each Lifecycle Fund may be invested in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America (“TIAA”), to the extent that it is determined that they are appropriate in light of the Funds’ desired levels of risk and potential return at the particular time, and provided that the Funds have received the necessary exemptive relief from the SEC.

         Rebalancing

          In order to maintain its target allocations, each of the Lifecycle Funds will invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the prescribed target allocation for a particular Lifecycle Fund, the Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Funds’ portfolios, rebalancings, reallocations or adjustments to the investment glidepath may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions.

ADDITIONAL INFORMATION ABOUT THE LIFECYCLE FUNDS’ COMPOSITE INDICES

          The Lifecycle Funds began using a New Composite Benchmark as of July 1, 2008. The New Composite Benchmark for each Fund is a composite of four unmanaged benchmark indices that represent the four market sectors in which the Fund invests across the equity and fixed-income asset classes. The four market sectors and the related benchmark indices are as follows: U.S. Equity (Russell 3000® Index); International Equity (MSCI EAFE® Index); Fixed Income (Barclays Capital U.S. Aggregate Bond Index); and Short-Term Fixed Income (Barclays Capital 1-5 Year U.S. Government/Credit Index). The New Composite Benchmark is created by applying the performance of the benchmark indices in proportion to the Fund’s target allocations across the market sectors. As a result, each Fund’s New Composite Benchmark changes over time with changes in the Fund’s target allocations. The four benchmark indices are described below.

•

Russell 3000® Index (U.S. Equity), which measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000® companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2008, the market capitalization of companies in the Russell 3000® Index ranged from $2 million to $423.5 billion, with a mean market capitalization of $68.4 billion and median market capitalization of $546 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

•

MSCI EAFE® (Europe, Australasia, Far East) Index (International Equity), which tracks the performance of the leading stocks in 21 developed countries outside North America. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To

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construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world. The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

•

Barclays Capital U.S. Aggregate Bond Index (Fixed Income), which covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 9,168 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million. (This index was formerly known as the Lehman Brothers U.S. Aggregate Bond Index.)

•

Barclays Capital 1-5 Year U.S. Government/Credit Index (Short-Term Fixed Income), which tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1–5 year maturities. (This index was formerly known as the Lehman Brothers U.S. Government/Credit (1–5 Year) Index.)

          The New Composite Benchmark was adopted to better align each Fund’s benchmark with its target allocation to four broad asset allocation categories. Prior to July 1, 2008, each Lifecycle Fund used an Old Composite Benchmark that was created using the nine unmanaged benchmark indices of the Fund’s Underlying Funds in the same proportions as the Fund’s allocations to those Underlying Funds. The benchmark indices of the Underlying Funds used in the Old Composite Benchmark included the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, the MSCI EAFE® Index, the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers U.S. Treasury Inflation Protected Securities Index, the Lehman Brothers U.S. Government/Credit (1–5 Year) Index, the iMoneyNet Money Fund Report Averages™—All Taxable and the Merrill Lynch BB/B Cash Pay Issuer Constrained Index.

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SUMMARY INFORMATION ABOUT THE UNDERLYING FUNDS

          The following is a summary of the objectives and principal investment strategies of the Underlying Funds of the Trust in which the Lifecycle Funds currently invest. For a discussion of the risks associated with these investments, see the “Principal Risks of the Lifecycle Funds and the Underlying Funds” section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds of the Trust, see the Prospectus for the Institutional Class of the TIAA-CREF Funds at www.tiaa-cref.org/prospectuses.

Fund	Investment Objective and Strategies/Benchmark

Growth Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund will invest primarily in equity securities that Advisors believes present the opportunity for growth. The Fund’s benchmark index is the Russell 1000® Growth Index.

Growth & Income Fund

Seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities. Under normal circumstances, the Fund will invest primarily in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500® Index.

International Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund will invest primarily in equity securities of foreign issuers in at least three countries other than the United States. The Fund’s benchmark index is the MSCI EAFE® Index.

Large-Cap Growth Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund will invest primarily in large-cap equity securities that Advisors believes present the opportunity for growth. The Fund’s benchmark index is the Russell 1000® Growth Index.

Large-Cap Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of large domestic companies that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. The Fund’s benchmark index is the Russell 1000® Value Index.

Mid-Cap Growth Fund

Seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of medium-sized domestic companies as defined by its benchmark index, the Russell Midcap® Growth Index, a growth-oriented subset of the Russell Midcap Index, which represents the 800 U.S. equity securities following the top 200 U.S. equity securities based on market capitalization.

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Fund	Investment Objective and Strategies/Benchmark

Mid-Cap Value Fund

Seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of medium-sized domestic companies as defined by its benchmark index, the Russell Midcap® Value Index, a value-oriented subset of the Russell Midcap® Index.

Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies. Under normal circumstances, the Fund Invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations, that appear to have favorable prospects for significant long-term capital appreciation. The Fund’s benchmark index is the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities in market capitalization.

Enhanced International Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the MSCI EAFE® Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index.

Enhanced Large-Cap Growth Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the Russell 1000® Growth Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index. The Russell 1000® Index represents the top 1,000 U.S. equity securities in market capitalization, and the Russell 1000® Growth Index represents securities within the Russell 1000® Index that have higher relative forecasted growth rates and price-to-book ratios.

Enhanced Large-Cap Value Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the Russell 1000® Value Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index. The Russell 1000® Value Index includes companies with lower price-to-book ratios and lower expected growth values.

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Fund	Investment Objective and Strategies/Benchmark

Bond Fund

Seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities. The Fund’s benchmark index is the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Bond Plus Fund

Seeks a favorable long-term return, primarily through high current income consistent with preserving capital. The Fund’s benchmark index is the Barclays Capital U.S. Aggregate Bond Index. The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 70% of the Fund’s assets, is invested primarily in a broad-range of investment-grade bonds and fixed-income securities, including, but not limited to, corporate bonds, U.S. Treasury and agency securities and mortgage-backed and asset-backed securities. The second segment, which will not exceed 30% of the Fund’s assets, is invested in fixed-income securities and bonds with special features (such as non-investment-grade securities, emerging market fixed-income securities and convertible and preferred securities) in an effort to improve the Fund’s total return.

Short-Term Bond Fund

Seeks high current income consistent with preservation of capital by investing primarily in U.S. Treasury and agency securities and corporate bonds with maturities of less than 5 years. The Fund’s benchmark index is the Barclays Capital 1-5 Year U.S. Government/Credit Index.

High-Yield Fund

Seeks high current income and, when consistent with its primary objective, capital appreciation. Invests primarily in lower-rated, higher-yielding fixed-income securities (often called “junk” bonds), such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. The Fund’s benchmark index is the Merrill Lynch BB/B Cash Pay Issuer Constrained Index, which tracks the performance of debt securities that pay interest in cash, and have a credit rating of BB or B.

Inflation-Linked Bond Fund

Seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds. Under normal circumstances, the Fund invests primarily in fixed-income securities whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban Consumers, over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities. The Fund’s benchmark index is the Barclays Capital U.S. Treasury Inflation Protected Securities Index (formerly known as the Lehman Brothers U.S. Treasury Inflation Protected Securities Index), which measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index.

Money Market Fund

Seeks high current income consistent with maintaining liquidity and preserving capital. The Fund invests primarily in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s benchmark index is the iMoneyNet Money Fund Report AverageTM All Taxable.

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PRINCIPAL RISKS OF THE LIFECYCLE FUNDS AND THE UNDERLYING FUNDS

          Each Lifecycle Fund is subject to asset allocation risk and, depending on the allocation of Fund assets among Underlying Funds, proportionately subject to the risks of equity securities and the risks of fixed-income securities. Because certain Underlying Funds use derivatives to a limited degree, the Lifecycle Funds have limited exposure to the risks of derivatives. Each of these risks, alone or in combination with other risks, has the potential to hurt Fund performance.

         Asset Allocation

          The Lifecycle Funds may not achieve their target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in a Lifecycle Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in each Lifecycle Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause a Lifecycle Fund to not meet its investment objective. A Lifecycle Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. Periodic rebalancing of a Lifecycle Fund’s allocation can cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Underlying Funds and the Lifecycle Funds.

         Equity Securities

          Each of the Lifecycle Funds invests to some degree in equity securities through certain Underlying Funds. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Funds may increase or decrease as a result of their interest in equity securities. More specifically, an investment in equity securities is subject to the following investment risks, among others:

          Market Risk. This is the risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that an Underlying Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Funds may undergo an extended period of decline.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  49

          Company Risk (often called Financial Risk). This is the risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

          Style Risk. Some of the Underlying Funds in which the Lifecycle Funds invest use either a growth or value investing style. Investing pursuant to a particular style carries the risk that either style may be out of favor in the marketplace for various periods of time, leading to significant declines in an Underlying Fund’s portfolio value. More specifically, Underlying Funds with a growth investing style, like the Large-Cap Growth Fund or the Enhanced Large-Cap Growth Index Fund, may be invested in growth stocks with higher valuations that make them more volatile. For example, a growth stock’s value may experience a larger decline on a lower earnings forecast or a negative event or market development. Also, a growth stock’s expected higher earnings growth may not occur or be able to be sustained. Underlying Funds with a value investing style, like the Large-Cap Value Fund or the Enhanced Large-Cap Value Index Fund, may be invested in securities believed to be undervalued, which may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and do not perform as anticipated.

          Large-Cap Risk. This is the risk that, by focusing on securities of larger companies, an Underlying Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

          Small-Cap/Mid-Cap Risk. Each of the Lifecycle Funds may include an allocation to the Small-Cap Equity, the Mid-Cap Growth Fund or the Mid-Cap Value Fund, which are Underlying Funds that invest primarily in the equity securities of small or medium-sized companies. In addition, other Underlying Funds may invest in small-or medium-sized company securities to some degree. Small and medium-sized company securities may experience greater fluctuations in price than the securities of larger companies. From time to time, small- or medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities of small and medium-sized companies that an Underlying Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of small and medium-sized companies are sometimes greater than those of more widely traded securities.

          Foreign Investment Risk. Each of the Lifecycle Funds includes an allocation to the International Equity Fund and the Enhanced International Equity Index Fund, which are Underlying Funds investing primarily in foreign securities. In addition, other Underlying Funds may invest to some extent in securities of

50  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investments involve special risks arising from the following events or circumstances: (1) changes in currency exchange rates; (2) the imposition of market controls or currency exchange controls; (3) the imposition of withholding taxes on dividends and interest; (4) the seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) a foreign government restricting an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations. The risks described above often increase in countries with emerging markets.

          Index Risk. Each of the Lifecycle Funds may invest in the Enhanced International Equity Index Fund, the Enhanced Large-Cap Growth Index Fund and the Enhanced Large-Cap Value Index Fund (the “Enhanced Index Funds”) or in other Underlying Funds that may be managed to a specified index (collectively, “Underlying Index Funds”). Index risk is the risk that an Underlying Index Fund will not correspond to or may underperform its benchmark index for any period of time. Although each Underlying Index Fund attempts to use the investment performance of its index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Underlying Index Fund to match the performance of its index, or the ability of an Enhanced Index Fund to enhance its performance relative to that of its index, is adversely affected by the costs of buying and selling investments, as well as other expenses. Seeking enhanced results relative to an index may cause the Enhanced Index Funds to actually underperform their indices. Therefore, none of the Underlying Index Funds can guarantee that its performance will match, or in the case of the Enhanced Index Funds exceed, its index for any period of time.

          Active Management Risk. With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

          Quantitative Analysis Risk. With respect to Underlying Funds that are managed, in whole or in part, according to a quantitative investment methodology, including the Enhanced Index Funds, this is the risk that securities selected using quantitative analysis can perform differently from the market as a whole based on

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  51

the model and the factors used in the analysis, the weight placed on each factor and changes in the factors’ historical trends.

          Fixed-Income Securities

          A portion of the assets of each of the Lifecycle Funds is allocated to Underlying Funds investing primarily in fixed-income securities. An investment in fixed-income securities is subject to the following risks, among others:

          Income Volatility Risk. This refers to the risk that the level of current income from a portfolio of fixed-income securities will decline because of falling interest rates.

          Credit Risk (a type of Company Risk). This is the risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing an Underlying Fund to lose some or all of its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning. The High-Yield Fund invests primarily in higher-yielding fixed-income securities that are rated below investment-grade by rating agencies. Credit risk is heightened in the case of these high-yield instruments because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult for the High-Yield Fund to purchase or sell.

          Market Volatility and Liquidity Risk (types of Market Risk). Trading activity in fixed-income securities in which the Underlying Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for an Underlying Fund to properly value assets represented by such securities.

          Call Risk. This is the risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Underlying Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Underlying Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested.

          Interest Rate Risk (a type of Market Risk). This is the risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income

52  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

          Prepayment Risk. The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing an Underlying Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by an Underlying Fund can result in losses to investors in the Fund.

          Extension Risk. The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by an Underlying Fund can result in losses to investors in the Fund.

          Special Risks Relating to Inflation-Indexed Bonds. The risk that interest payments on inflation-indexed bonds fall because of a decline in inflation (or deflation). There is also a risk that the market values of inflation-indexed bonds may fall because of a decline in inflation (or deflation) or changes in investors’ inflation expectations. Another risk is that the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation.

          Active Management Risk. With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

         Derivatives

          Underlying Funds that invest in options, futures, swaps and other types of derivative instruments are subject to the risk that the prices of certain derivatives may not correlate perfectly with the prices or performance of the underlying securities, currencies or other assets. Derivatives also present the risk of default

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by the other party to the derivative instrument. A liquid secondary market for over-the-counter derivatives such as options and swaps may not be available at a particular time. In addition, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of an Underlying Fund than if it had not entered into any derivatives transactions.

NON-PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

         The Equity Funds

          The Underlying Funds of the Trust that invest primarily in equity securities—the Growth Equity Fund, the Growth & Income Fund, the Mid-Cap Growth Fund, the Mid-Cap Value Fund, the Enhanced Large-Cap Growth Index Fund, the Enhanced Large-Cap Value Index Fund, the Enhanced International Equity Index Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Equity Fund and the International Equity Fund (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These short-term investments help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

          Each Equity Fund also may buy and sell (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Equity Funds may use such options and futures contracts for hedging, cash management and increasing total return. Futures contracts permit an Underlying Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Equity Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as ETFs. The Lifecycle Funds may also invest in ETFs, as well as ETNs, for investment exposure, cash management hedging or short-term defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of asset classes, securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When the Equity Funds or the Lifecycle Funds invest in ETFs, ETNs or other Underlying Funds that are not offered by the Trust (“Unaffiliated Underlying Funds”), they will bear a proportionate share of expenses charged by these pools or products to their investors.

54  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

          The Equity Funds may also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFDs”), an arrangement where the return is linked to the price movement of an underlying security or a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with a particular Fund’s investment objective, restrictions and policies, as well as current regulations.

         The Fixed-Income Funds

          The Underlying Funds of the Trust that invest primarily in fixed-income securities—the Bond Fund, the Bond Plus Fund, the Inflation-Linked Bond Fund, the High-Yield Fund and the Short-Term Bond Fund (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Fixed-Income Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, these Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

          Investments for Temporary Defensive Purposes

          Each Underlying Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Underlying Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

PORTFOLIO HOLDINGS

          A description of the Lifecycle Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Lifecycle Funds’ SAI.

PORTFOLIO TURNOVER

          While each Lifecycle Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocation. Therefore, a Lifecycle Fund may sell shares of Underlying Funds regardless of how long they have been held. Although a Lifecycle Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust, it may bear brokerage commissions or other transaction costs when it transacts in shares of Unaffiliated Underlying Funds. A

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“high portfolio turnover rate” for a Lifecycle Fund with respect to its holdings of Unaffiliated Underlying Funds generally will result in greater brokerage commission expenses or other transaction costs borne by the Lifecycle Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for a Lifecycle Fund may cause the Lifecycle Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Lifecycle Funds are not subject to a specific limitation on portfolio turnover and are generally not managed to minimize tax burdens of shareholders.

          An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate for an Underlying Fund generally will result in greater brokerage commission expenses borne by the Lifecycle Fund and, ultimately, by shareholders. Also, Underlying Funds with high turnover rates may be more likely to generate capital gains that must be distributed to the Lifecycle Fund, and, ultimately to shareholders, as taxable income. None of the Underlying Funds of the Trust are subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

SHARE CLASSES

          Each Lifecycle Fund offers Retirement Class shares and Institutional Class shares. The Lifecycle Retirement Income Fund also offers Retail Class shares. Each Lifecycle Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. Please see the respective Prospectuses for each of the classes for more information about those classes, including eligibility requirements. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Lifecycle Funds if you have questions or would like assistance in determining which class is right for you.

INVESTMENT ADVISER

          Advisors manages the assets of the Lifecycle Funds under the supervision of the Board of Trustees of the Trust. Advisors is an indirect wholly-owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching, and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the other series of the Trust, including the

56  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

Underlying Funds of the Trust. The personnel of Advisors also manage the investment accounts of CREF through TIAA-CREF Investment Management, LLC (“Investment Management”), an affiliated investment advisor. As of December 31, 2008, Advisors and Investment Management together had approximately $158 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Funds offered in this Prospectus, however, pay the management fees and other expenses that are described in the table in the Fees and Expenses section. The fees paid by the Funds to Advisors and its affiliates are intended to compensate these service providers for their services to the Funds and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the Funds.

          Advisors’ duties include developing and administering the asset allocation program for each Lifecycle Fund. In managing the Underlying Funds, Advisors conducts research, recommends investments and places orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Lifecycle Funds and the Underlying Funds of the Trust, such as the custodian and transfer agent.

          Under the terms of an Investment Management Agreement between the Trust and Advisors, Advisors is entitled to a fee at an annual rate of 0.10% of the average daily net assets of each Lifecycle Fund. Advisors has contractually agreed to waive this management fee on the Lifecycle Funds through January 31, 2010. Due to these waivers, Advisors received no management fees from the Lifecycle Funds during the 2008 fiscal year. Advisors receives management fees as adviser to the Underlying Funds.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Investment Management Agreement for the Lifecycle Funds is available in the Funds’ annual report for the fiscal year ended September 30, 2008. For a free copy, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org/mfs or visit the SEC’s website at www.sec.gov.

          The Lifecycle Funds are managed by a team of investment professionals who are jointly responsible for the day-to-day management of the Funds. Information about the managers responsible for the Lifecycle Funds is set forth below.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  57

			Total Experience (since dates specified below)

Name & Title	Role	Experience Over Past Five Years	At TIAA	Total Years	On Team

John M. Cunniff, CFA Managing Director	Asset Allocation (allocation strategies)	Advisors, TIAA and its affiliates – 2006 to Present (quantitative portfolio manager); Morgan Stanley Investment Management – 2001 to 2006 (U.S. Research Director (oversight of equity research analysis team for U.S. market segments))	2006	1992	2006

Hans L. Erickson, CFA Managing Director	Asset Allocation (general oversight)	Advisors, TIAA and its affiliates – 1996 to Present (oversight responsibility for all quantitative equity strategies, equity index funds and asset allocation funds)	1996	1988	2006

Pablo Mitchell Director	Asset Allocation (daily portfolio management)	Advisors, TIAA and its affiliates – 2004 to Present (quantitative portfolio manager; various quantitative equity research responsibilities); Thomson Vestek – 2003 to 2004 (senior quantitative researcher for equity and fixed-income performance analysis and risk modeling)	2004	2003	2006

          The Lifecycle Funds’ SAI provides additional disclosure about the compensation structure of each of the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

DISTRIBUTION ARRANGEMENTS

          Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA, is the principal underwriter of the Lifecycle Funds and distributes their shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Lifecycle Fund. In addition, TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Institutional Class shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. More information about these distribution arrangements appears in the Statement of Additional Information.

58  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

CALCULATING SHARE PRICE

          Each Lifecycle Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Lifecycle Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). The Lifecycle Funds do not price their shares on days that the NYSE is closed. Each Lifecycle Fund computes its NAV by calculating the value of the Fund’s assets, less its liabilities, and computes its NAV per share by dividing its NAV allocable to each share class by the number of outstanding shares of that class. The assets of each Lifecycle Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs in the case of mutual funds. The values of any shares of Unaffiliated Underlying Funds held by a Lifecycle Fund are based on the market value of the shares. Therefore, the share price of each of the Lifecycle Funds is determined based on the NAV per share or market value per share of each of the Underlying Funds (and the value of any other assets and liabilities of the Lifecycle Funds).

          To value securities and other instruments held by the Underlying Funds of the Trust (other than for the Money Market Fund), such Underlying Funds usually use market quotations or values obtained from independent pricing services to value such assets. Fixed-income securities with remaining maturities of 60 days or less that are held by the Underlying Funds of the Trust are generally valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. Such Underlying Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. Like the Lifecycle Funds, the Underlying Funds of the Trust do not price their shares on dates when the NYSE is closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE is closed. For example, the Underlying Funds of the Trust might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before an Underlying Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities may see more of their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  59

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Underlying Funds of the Trust may fair value certain foreign securities when it is felt that the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The values of any securities of Unaffiliated Underlying Funds held by a Lifecycle Fund are based on the market value of the securities. The Lifecycle Funds use fair value pricing to value these securities under the same circumstances that the Underlying Funds of the Trust use fair value pricing to value their portfolio securities, as described above. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Lifecycle Fund’s NAV.

          Money market instruments (other than those held by the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          To calculate the Money Market Fund’s NAV per share, its portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Money Market Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

          Each Lifecycle Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Lifecycle Fund and capital gains realized from the sale of securities. The following table shows how often each Lifecycle Fund plans to pay dividends:

60  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

Fund	Dividend Paid

Lifecycle 2010 Fund	Annually
Lifecycle 2015 Fund	Annually
Lifecycle 2020 Fund	Annually
Lifecycle 2025 Fund	Annually
Lifecycle 2030 Fund	Annually
Lifecycle 2035 Fund	Annually
Lifecycle 2040 Fund	Annually
Lifecycle 2045 Fund	Annually
Lifecycle 2050 Fund	Annually
Lifecycle Retirement Income Fund	Quarterly

          Any net capital gains from the Lifecycle Funds are intended to be paid once a year.

          Institutional Class shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. The Lifecycle Funds automatically reinvest your dividend and capital gain distributions in additional shares of the Lifecycle Funds. Unless you elect otherwise, this will be your default distribution option.

2.

Reinvestment Option, Different Fund. The Lifecycle Funds automatically reinvest your dividend and capital gain distributions in additional shares of another Lifecycle Fund in which you already hold shares.

3.	Income-Earned Option. The Lifecycle Funds automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. The Lifecycle Funds automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On each Lifecycle Fund’s distribution date, the Fund makes distributions on a per share basis to shareholders who hold and have paid for Fund shares on the record date. The Lifecycle Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

TAXES

          As with any investment, you should consider how your investment in any Lifecycle Fund will be taxed.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  61

          Taxes on Dividends and Distributions. Unless you are tax-exempt or hold Lifecycle Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Lifecycle Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from each Fund will be sent to you and the Internal Revenue Service (“IRS”). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are scheduled to apply through 2010. Whether a capital gain distribution is considered long-term or short-term depends on how long the Lifecycle Fund held the securities that led to the gain.

          A portion of ordinary income dividends paid by a Lifecycle Fund to non-corporate investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Lifecycle Fund from the Underlying Funds. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Lifecycle Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the SAI.

          Taxes on Transactions. Unless a transaction involves Lifecycle Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Lifecycle Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup Withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Lifecycle Funds are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Lifecycle Funds are also required to begin backup withholding if instructed by the IRS to do so.

62  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

          Buying a Dividend. If you buy shares just before a Lifecycle Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Lifecycle Fund for $10.00 per share the day before the Lifecycle Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you held your shares through a tax deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of Foreign Taxes. Foreign governments may impose taxes on a Lifecycle Fund and its Underlying Funds and their investments and these taxes generally will reduce such Lifecycle Fund’s distributions.

          Other Restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In an effort to adhere to these requirements, a Lifecycle Fund or an Underlying Fund may have to limit its investment in some types of instruments.

          Special Considerations for Certain Institutional Investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Lifecycle Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income that the Fund receives from the Underlying Funds. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes Related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with Institutional Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Funds, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in a Lifecycle Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Lifecycle Fund in your particular situation. Additional tax information can be found in the SAI.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  63

YOUR ACCOUNT: PURCHASING, REDEEMING OR EXCHANGING SHARES

INSTITUTIONAL CLASS ELIGIBILITY

          Institutional Class shares of the Lifecycle Funds are available for purchase by or through certain intermediaries affiliated with TIAA-CREF, or other non-affiliated persons or intermediaries, such as state-sponsored tuition savings plans or prepaid plans or insurance company separate accounts, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement that enables them to purchase shares of the Lifecycle Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Shareholders investing through such a plan may have to pay additional expenses related to the administration of such plans. Collectively, investors that have contracted with the Trust or its affiliates to offer Institutional Class shares of the Lifecycle Funds and entities that are affiliated with the Trust, Advisors or TPIS are referred to as “Eligible Investors” in the rest of this Prospectus.

          Under certain circumstances, Institutional Class shares of the Lifecycle Funds may be offered directly to certain eligible individuals or institutions (“Direct Purchaser”).

          No minimum initial investment is required to purchase Institutional Class shares of any Lifecycle Fund by or through the following categories of Eligible Investors:

•	Certain financial intermediaries that have entered into an appropriate agreement with the Lifecycle Funds, Advisors and/or TPIS directly or via their trading agent, including:

•	Financial intermediaries affiliated with Advisors,

•

Other financial intermediaries, platforms and programs, including registered investment adviser (“RIA”) programs, wrap programs and other advisory programs: (1) whose clients pay asset-based fees to such entities for investment advisory, management or other services; and (2) which are not compensated by the Lifecycle Funds for any services provided to clients who hold Fund shares through such entities,

•	Trust companies, including both those affiliated with Advisors, such as TIAA-CREF Trust Company, FSB (the “Trust Company”) and other trust companies that are not affiliated with Advisors;

•	Registered investment companies advised by or affiliated with Advisors, including funds of funds;

•	State-sponsored tuition savings plans and healthcare savings accounts (“HSAs”) sponsored by Advisors or its affiliates;

64  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

•	Insurance company separate accounts sponsored or administered by an insurance company that is affiliated with Advisors;

•

Accounts established by employers or the trustees of plans sponsored by employers in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, profit-sharing plans, defined benefit plans and non-qualified deferred compensation plans where: (1) such accounts are established on a plan-level or omnibus basis; and (2) the plan, plan sponsor, any financial intermediary or any other entity is not compensated by the Lifecycle Funds for any services provided to investors who hold Fund shares through such entities; or

•	Other affiliates of Advisors or other persons or entities that the Lifecycle Funds may approve from time to time.

          A $2 million minimum initial investment amount is required for purchases of Institutional Class shares of a Lifecycle Fund with respect to the following categories of investors:

•

Individual or institutional investors, including financial institutions, corporations, partnerships, foundations, banks, trusts, endowments, government entities or other similar entities, that invest directly in a Lifecycle Fund (such Direct Purchasers will be subject to a $1,000 minimum subsequent investment requirement);

•	Registered investment companies, including funds of funds that are not advised or administered by Advisors or its affiliates;

•	State-sponsored tuition savings plans and HSAs that are not sponsored by an affiliate of Advisors;

•	Insurance company separate accounts that are sponsored or administered by insurance companies that are not affiliated with Advisors;

•

Financial intermediaries that have entered into an appropriate agreement with the Lifecycle Funds, Advisors and/or TPIS directly or via their trading agent and which receive compensation from the Lifecycle Funds for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services; or

•

Any individual retirement plan or group retirement plan that is not held in an omnibus manner and for which the plan sponsor, trustee, other financial intermediary or other entity receives compensation from the Lifecycle Funds for services provided to investors who hold Fund shares through such entities, including, but not limited to, shareholder servicing or sub-accounting services.

          Please note that the initial minimum investment requirement must be met at the time of initial investment or, as approved by the Lifecycle Funds’ management, over a reasonable period of time. At its sole discretion, each Lifecycle Fund reserves the right to convert any Institutional Class shareholder’s shares to another class of shares of the same Fund for which the shareholder is otherwise eligible if the initial minimum investment requirement is not met in a reasonable period of time. Please see the section entitled “Conversion of Shares” below for more information on such mandatory conversions.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  65

          Investors who do not hold their Institutional Class shares directly with the Lifecycle Funds may be subject to additional expenses or eligibility requirements imposed by the financial intermediary, plan, platform, program or other entity through which they hold their shares.

          The Lifecycle Funds’ management reserves the right to waive or modify eligibility requirements for the Institutional Class at any time for any investor or financial intermediary.

HOW TO PURCHASE SHARES

          Eligible Investors and Direct Purchasers may invest directly in the Institutional Class shares of the Lifecycle Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Lifecycle Funds will only accept accounts with a U.S. address of record. The Lifecycle Funds will not accept a P.O. Box as the address of record.

          There may be circumstances when the Lifecycle Funds will not accept new investments in one or more of the Funds. The Lifecycle Funds reserve the right to suspend or terminate the offering of shares by one or more Funds at any time without prior notice. The Lifecycle Funds also reserve the right to reject any application or investment or any other specific purchase request.

          As described above, the Lifecycle Funds impose minimum investment requirements for certain Eligible Investors and Direct Purchasers. However, investors purchasing Institutional Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Institutional Class shares. Please contact your intermediary or plan sponsor for more information.

          The Lifecycle Funds consider all purchase requests to be received when they are received in “good order” by the Lifecycle Funds’ transfer agent (or other authorized Fund agent) (see below). The Lifecycle Funds will not accept third-party checks. (The Funds consider any check not made payable directly to TIAA-CREF Lifecycle Funds as a third-party check.) The Lifecycle Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Lifecycle Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Lifecycle Funds will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire (Direct Purchasers and Eligible Investors): Direct Purchasers should request an application from their Relationship Manager, who can help a Direct Purchaser complete the application or answer any questions that a Direct Purchaser may have about the application. A Direct Purchaser should send the Lifecycle Funds its application by mail, then call its Relationship Manager or the Fund directly to confirm that its account has

66  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

been established. Or, the Direct Purchaser may forward its application and request for an account number directly to its Relationship Manager.

          Eligible Investors or Direct Purchasers should instruct their bank to wire money to:

State Street Bank 225 Franklin Street Boston, MA 02110 ABA Number 011000028 DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Lifecycle Funds-Institutional Class

•	Account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Lifecycle Fund account number if existing)

•	The Lifecycle Fund or Funds in which you want to invest, and amount per Fund to be invested

          To buy additional shares by wire, Direct Purchasers and Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Lifecycle Fund account has been opened, there is no need to forward another account application.

          To open an account or purchase shares by mail (Direct Purchasers Only): Send your check, made payable to TIAA-CREF Lifecycle Funds, and application to:

First Class	The TIAA-CREF Lifecycle Funds—Institutional Class
Mail:	c/o Boston Financial Data Services
P.O. Box 8009
Boston, MA 02266-8009

Overnight	The TIAA-CREF Lifecycle Funds—Institutional Class
Mail:	c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

          To purchase additional shares, send a check to either of the addresses listed above with the registration of the account, Lifecycle Fund account number, the Lifecycle Fund or Funds in which the Direct Purchaser wants to invest and the amount to be invested in each Fund.

          Points to Remember for All Purchases

•

Each investment must be for a specified dollar amount. The Lifecycle Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Lifecycle Funds will return the money you sent.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  67

•

If you invest in the Institutional Class of the Lifecycle Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Lifecycle Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions. In addition, Eligible Investors that are not themselves affiliated with TIAA-CREF may be charged a fee by their intermediary or plan sponsor (in addition to the fees and expenses deducted by the Lifecycle Funds).

•

If your purchase check does not clear or payment on it is stopped, or if the Lifecycle Funds do not receive good funds through wire transfer or electronic funds transfer, the Lifecycle Funds will treat this as a redemption of the shares purchased. You will be responsible for any resulting loss incurred by any of the Lifecycle Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Lifecycle Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Lifecycle Funds also reserve the right to restrict you from making future purchases in any of the Lifecycle Funds. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check.

•

Federal law requires the Lifecycle Funds to obtain, verify and record information that identifies each person who opens an account. Until the Lifecycle Funds receive such information, the Funds may not be able to open an account or effect transactions for you. Furthermore, if the Lifecycle Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Lifecycle Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•	An investor’s ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Lifecycle Funds’ Market Timing/Excessive Trading Policy (see below).

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit an Eligible Investor or Direct Purchaser to purchase Institutional Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the particular Lifecycle Fund; (2) the securities offered to the Lifecycle Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Lifecycle Fund’s investment restrictions. If the

68  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

Lifecycle Fund accepts the securities, the Eligible Investor’s or Direct Purchaser’s account will be credited with Fund shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Lifecycle Funds or their intermediary or plan sponsor and Direct Purchasers interested in making in-kind purchases should contact either their Relationship Manager or the Lifecycle Funds directly.

HOW TO REDEEM SHARES

         How to Redeem Shares

          Eligible Investors and Direct Purchasers can redeem (sell) their Institutional Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. If you are a Direct Purchaser, either contact your Relationship Manager or send your written request to one of the addresses listed in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section for applicable redemption requirements. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Lifecycle Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          Direct Purchasers wishing to make redemption orders by telephone should call their Relationship Manager. If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Lifecycle Funds send redemption proceeds to the Eligible Investor or Direct Purchaser on the next business day after the Lifecycle Funds receive a redemption request in “good order” by the Funds’ transfer agent (or other authorized Fund agent ) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Lifecycle Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Lifecycle Funds generally send redemption proceeds to the Eligible Investor or Direct Purchaser at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor or Direct Purchaser requests a redemption within 30 days

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  69

of changing its address, the Lifecycle Funds will require a letter of instruction from the Eligible Investor or Direct Purchaser with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Lifecycle Funds can send the redemption proceeds by check to the address of record; by electronic transfer to your bank (Direct Purchaser only); or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Lifecycle Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor or Direct Purchaser redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Lifecycle Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Lifecycle Fund’s or Underlying Fund’s entire portfolio. The securities you receive will be selected by the Lifecycle Fund in its discretion. The Eligible Investor or Direct Purchaser receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

HOW TO EXCHANGE SHARES

          Eligible Investors and Direct Purchasers can exchange Institutional Class shares in a Lifecycle Fund for Institutional Class shares of any other Lifecycle Fund or Institutional Class shares of any other series of the Trust at any time, subject to the limitations described in the Lifecycle Funds’ Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. If you are a Direct Purchaser and would like to make an exchange, you may either call your Relationship Manager or send a letter of instruction to either of the addresses in the “To open an account or purchase shares by mail (Direct Purchasers Only)” section. The letter must include your name, address, and the Funds and/or accounts you want to exchange between.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore may be a taxable event. Any applicable minimum investment amounts on purchases also apply to exchanges.

70  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

          The Lifecycle Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Lifecycle Fund, including if it is considered to be market-timing activity.

          Eligible Investors or Direct Purchasers can make an exchange through a telephone request by calling their Relationship Manager. Once made, an exchange request cannot be modified or canceled. Shareholders who own shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the Lifecycle Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES

          A share conversion is a transaction where shares of one class of a Lifecycle Fund are exchanged for shares of another class of the same Fund. Share conversions can occur between each share class of a Lifecycle Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Lifecycle Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Lifecycle Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of a Lifecycle Fund generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Lifecycle Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Lifecycle Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Lifecycle Fund shares to another class, you may place an order for a share conversion by contacting your

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus 71

Relationship Manager. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the Prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Lifecycle Funds nor Advisors have any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Lifecycle Fund shares through them to make share conversions.

          Mandatory Conversions

          The Lifecycle Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Lifecycle Funds will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Lifecycle Funds’ transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Lifecycle Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Lifecycle Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Lifecycle Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Lifecycle Funds’, transfer agent (or other authorized Fund agent) to effect the purchase. The Lifecycle Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Eligible Investors, such as intermediaries or plan sponsors, may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through an intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Lifecycle Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Lifecycle Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after

72  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Lifecycle Fund shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size. While there is currently no minimum account size for maintaining an Institutional (or Retirement) Class account, the Lifecycle Funds reserve the right, without prior notice, to establish a minimum amount required to maintain an account.

          Taxpayer Identification Number. Each Eligible Investor or Direct Purchaser must provide its taxpayer identification number (which, for most individuals, is your social security number) to the Lifecycle Funds and indicate whether or not it is subject to back-up withholding. If an Eligible Investor does not furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions will be subject to backup tax withholding. If a Direct Purchaser does not furnish its taxpayer identification number, its account application will be rejected and returned.

          Changing Your Address. To change the address on an account, please contact your Relationship Manager (for Direct Purchasers) or send the Funds a written notification.

          Medallion Signature Guarantee. For some transaction requests (for example, when redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Lifecycle Funds may require a letter of instruction with a Medallion Signature Guarantee from each owner of record of an account (in the case of a Direct Purchaser). This requirement is designed to protect shareholders and the Lifecycle Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of United States stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact your Relationship Manager (for Direct Purchasers) or the Lifecycle Funds directly.

          Transferring Shares. Shareholders may transfer ownership of their shares to another person or organization that also qualifies to own Institutional Class shares or may change the name on their account by sending the Funds written instructions. Generally, each registered owner of the account must sign the request and provide a Medallion Signature Guarantee. When the name on an account is changed, shares in that account are transferred to a new account.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Lifecycle Funds to block

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  73

an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Lifecycle Funds may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account. (Direct Purchasers Only). Representatives of TPIS or Services may recommend that you buy Lifecycle Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Lifecycle Funds and Services, a TIAA subsidiary, has entered into an agreement with TPIS to sell Fund shares. Neither TPIS nor Services receives commissions for these recommendations.

          Customer Complaints. Customer complaints may be directed to TIAA-CREF Lifecycle Funds, 730 Third Ave., New York, NY 10017-3206, attention: Director, Distribution Operations Services, Mail Stop 730/06/41.

          TIAA-CREF Web Center and Telephone Transactions. The Lifecycle Funds are not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Lifecycle Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Lifecycle Funds also tape record telephone instructions and provide written confirmations of such instructions. The Lifecycle Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Lifecycle Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are shareholders who may try to profit from making transactions back and forth among the Lifecycle Funds in an effort to “time” the market. As money is shifted in and out of the Lifecycle Funds, the Underlying Funds may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Underlying Fund and Lifecycle Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Lifecycle Funds are not appropriate for such market timing and you should not invest in the Lifecycle Funds if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of a Lifecycle Fund, subsequently purchases or exchanges any monies back into that same Lifecycle Fund and then redeems or exchanges any monies out of that same

74  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

Lifecycle Fund, the shareholder will not be permitted to transfer back into that same Fund through a purchase or exchange for 90 calendar days.

          The Lifecycle Funds’ market timing policies and procedures will not be applied to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Lifecycle Funds’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Lifecycle Funds’ management. The Lifecycle Funds’ management may also waive the market timing policies and procedures when it is believed that such a waiver is in a Lifecycle Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Lifecycle Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Lifecycle Fund’s efficient portfolio management. The Lifecycle Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Lifecycle Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Lifecycle Funds’ holdings of Unaffiliated Underlying Funds are fair valued, as necessary, and the portfolio securities of the Underlying Funds of the Trust are fair valued, as necessary (most frequently their international holdings), in each case to help ensure that a portfolio security’s true value is reflected in the Lifecycle Funds’ NAVs, thereby minimizing any potential stale price arbitrage.

          The Lifecycle Funds seek to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exceptions noted above). The Lifecycle Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Lifecycle Funds may agree to defer to an intermediary’s market timing policy if the Funds’ management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Lifecycle Funds have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Lifecycle Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Lifecycle Fund’s market timing policies.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  75

          The Lifecycle Funds are not appropriate for market timing. You should not invest in the Lifecycle Funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Lifecycle Funds or the Underlying Funds or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in a Lifecycle Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Funds and one will be sent to you.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Index, Russell 2000® Index, Russell 3000® Index, Russell 1000® Growth Index, Russell 1000® Value Index, Russell Midcap® Growth Index and Russell Midcap® Value Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

          The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to changes in prevailing interest rates, with a longer duration indicating more volatility. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

76  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

Fixed Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States; (2) companies having their principal business operations outside of the United States; (3) companies organized outside the United States; and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: A bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default.

Investment Glidepath: The general movement of the target allocations of the Lifecycle Funds (other than the Lifecycle Retirement Income Fund) from Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities as a Fund’s target retirement year approaches, as well as after that target retirement year is reached.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization or unrated securities that Advisors determines are of comparable quality.

Short-Term Fixed Income: Fixed Income Securities with maturities from less than one year to five years.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Lifecycle Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

          These financial highlights have been audited by PricewaterhouseCoopers LLP, the Lifecycle Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available without charge upon request.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus 77

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2010 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.04	$10.99	$10.61	$9.92		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.37	0.34	0.36	0.26		0.26
Net realized and unrealized gain (loss) on total investments	(1.95)	0.98	0.29	0.70		0.62

Total gain (loss) from investment operations	(1.58)	1.32	0.65	0.96		0.88

Less distributions from:
Net investment income	(0.34)	(0.24)	(0.25)	(0.27)		(0.27)
Net realized gains	(0.06)	(0.03)	(0.02)	—	(d)	—	(d)

Total distributions	(0.40)	(0.27)	(0.27)	(0.27)		(0.27)

Net asset value, end of period	$10.06	$12.04	$10.99	$10.61		$10.61

TOTAL RETURN	(13.59)%	12.21%	6.32%	9.76	%(b)	8.88	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$351,907	$255,875	$59,699	$3,770		$3,770
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.46%	0.48%	0.69%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	3.27%	2.93%	3.32%	2.57	%(c)	2.53	%(c)
Portfolio turnover rate	26%	12%	13%	11	%(b)	11	%(b)

See notes to financial highlights.

78  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2010 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.83	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.22
Net realized and unrealized gain (loss) on total investments	(1.71)	0.61

Total gain (loss) from investment operations	(1.39)	0.83

Less distributions from:
Net investment income	(0.36)	—
Net realized gains	(0.06)	—

Total distributions	(0.42)	—

Net asset value, end of period	$9.02	$10.83

TOTAL RETURN	(13.37)%	8.30	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$9,649	$3,735
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.17%	0.31	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	3.24%	3.04	%(c)
Portfolio turnover rate	26%	12	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  79

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2015 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.26	$11.06	$10.66	$9.90		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.35	0.32	0.31	0.26		0.26
Net realized and unrealized gain (loss) on total investments	(2.23)	1.16	0.40	0.79		0.69

Total gain (loss) from investment operations	(1.88)	1.48	0.71	1.05		0.95

Less distributions from:
Net investment income	(0.32)	(0.26)	(0.26)	(0.29)		(0.29)
Net realized gains	(0.07)	(0.02)	(0.05)	—	(d)	—	(d)

Total distributions	(0.39)	(0.28)	(0.31)	(0.29)		(0.29)

Net asset value, end of period	$9.99	$12.26	$11.06	$10.66		$10.66

TOTAL RETURN	(15.83)%	13.60%	6.80%	10.64	%(b)	9.54	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$295,996	$201,246	$53,660	$5,628		$5,628
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.47%	0.49%	0.61%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	3.08%	2.74%	2.91%	2.57	%(c)	2.54	%(c)
Portfolio turnover rate	22%	15%	6%	3	%(b)	3	%(b)

See notes to financial highlights.

80  Prospectus  ▪  TIAA-CREF Lifecycle Funds  ▪  Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2015 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.88	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.33	0.18
Net realized and unrealized gain (loss) on total investments	(1.96)	0.70

Total gain (loss) from investment operations	(1.63)	0.88

Less distributions from:
Net investment income	(0.34)	—
Net realized gains	(0.07)	—

Total distributions	(0.41)	—

Net asset value, end of period	$8.84	$10.88

TOTAL RETURN	(15.57)%	8.80	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,896	$3,525
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.17%	0.32	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	3.36%	2.37	%(c)
Portfolio turnover rate	22%	15	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds  ▪  Institutional Class  ▪  Prospectus  81

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2020 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.48	$11.18	$10.71	$9.89		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.29	0.29	0.21		0.21
Net realized and unrealized gain (loss) on total investments	(2.52)	1.28	0.48	0.91		0.80

Total gain (loss) from investment operations	(2.20)	1.57	0.77	1.12		1.01

Less distributions from:
Net investment income	(0.32)	(0.26)	(0.27)	(0.30)		(0.30)
Net realized gains	(0.09)	(0.01)	(0.03)	—	(d)	—	(d)

Total distributions	(0.41)	(0.27)	(0.30)	(0.30)		(0.30)

Net asset value, end of period	$9.87	$12.48	$11.18	$10.71		$10.71

TOTAL RETURN	(18.21)%	14.23%	7.30%	11.46	%(b)	10.24	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$277,700	$181,152	$45,193	$2,874		$2,874
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.48%	0.50%	0.70%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.32%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.87%	2.42%	2.66%	2.11	%(c)	2.07	%(c)
Portfolio turnover rate	20%	20%	1%	12	%(b)	12	%(b)

See notes to financial highlights.

82  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2020 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.89	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.13
Net realized and unrealized gain (loss) on total investments	(2.16)	0.76

Total gain (loss) from investment operations	(1.88)	0.89

Less distributions from:
Net investment income	(0.34)	—
Net realized gains	(0.09)	—

Total distributions	(0.43)	—

Net asset value, end of period	$8.58	$10.89

TOTAL RETURN	(17.95)%	8.90	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,618	$1,472
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.19%	0.43	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	2.91%	1.83	%(c)
Portfolio turnover rate	20%	20	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  83

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2025 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.62	$11.24	$10.75	$9.87		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.30	0.26	0.25	0.19		0.19
Net realized and unrealized gain (loss) on total investments	(2.78)	1.42	0.55	1.01		0.88

Total gain (loss) from investment operations	(2.48)	1.68	0.80	1.20		1.07

Less distributions from:
Net investment income	(0.31)	(0.28)	(0.28)	(0.32)		(0.32)
Net realized gains	(0.08)	(0.02)	(0.03)	—	(d)	—	(d)

Total distributions	(0.39)	(0.30)	(0.31)	(0.32)		(0.32)

Net asset value, end of period	$9.75	$12.62	$11.24	$10.75		$10.75

TOTAL RETURN	(20.25)%	15.18%	7.59%	12.24	%(b)	10.78	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$246,043	$143,559	$34,164	$4,095		$4,095
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.49%	0.53%	0.73%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.64%	2.12%	2.25%	1.86	%(c)	1.83	%(c)
Portfolio turnover rate	17%	25%	3%	2	%(b)	2	%(b)

See notes to financial highlights.

84  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2025 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.93	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.11
Net realized and unrealized gain (loss) on total investments	(2.37)	0.82

Total gain (loss) from investment operations	(2.11)	0.93

Less distributions from:
Net investment income	(0.33)	—
Net realized gains	(0.08)	—

Total distributions	(0.41)	—

Net asset value, end of period	$8.41	$10.93

TOTAL RETURN	(20.04)%	9.30	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,096	$2,204
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.19%	0.38	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	2.63%	1.45	%(c)
Portfolio turnover rate	17%	25	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  85

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2030 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006		For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.81	$11.30	$10.74		$9.85		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.24	0.23		0.17		0.17
Net realized and unrealized gain (loss) on total investments	(3.03)	1.55	0.63		1.05		0.90

Total gain (loss) from investment operations	(2.75)	1.79	0.86		1.22		1.07

Less distributions from:
Net investment income	(0.32)	(0.26)	(0.27)		(0.33)		(0.33)
Net realized gains	(0.09)	(0.02)	(0.03)		—	(d)	—	(d)

Total distributions	(0.41)	(0.28)	(0.30)		(0.33)		(0.33)

Net asset value, end of period	$9.65	$12.81	$11.30		$10.74		$10.74

TOTAL RETURN	(22.21)%	16.07%	8.20%		12.55	%(b)	10.86	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$222,388	$128,768	$29,807		$3,017		$3,017
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.50%	0.55%	0.85%		0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%		0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.43%	1.94%	2.06%		1.72	%(c)	1.68	%(c)
Portfolio turnover rate	17%	29%	0	%(f)	5	%(b)	5	%(b)

See notes to financial highlights.

86  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2030 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.96	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.02
Net realized and unrealized gain (loss) on total investments	(2.58)	0.94

Total gain (loss) from investment operations	(2.32)	0.96

Less distributions from:
Net investment income	(0.33)	—
Net realized gains	(0.09)	—

Total distributions	(0.42)	—

Net asset value, end of period	$8.22	$10.96

TOTAL RETURN	(21.99)%	9.60	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$4,003	$1,735
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.19%	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	2.68%	0.33	%(c)
Portfolio turnover rate	17%	29	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  87

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2035 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.98	$11.38	$10.78	$9.83		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.21	0.19	0.16		0.16
Net realized and unrealized gain (loss) on total investments	(3.16)	1.68	0.73	1.14		0.97

Total gain (loss) from investment operations	(2.91)	1.89	0.92	1.30		1.13

Less distributions from:
Net investment income	(0.31)	(0.27)	(0.28)	(0.35)		(0.35)
Net realized gains	(0.08)	(0.02)	(0.04)	—	(d)	—	(d)

Total distributions	(0.39)	(0.29)	(0.32)	(0.35)		(0.35)

Net asset value, end of period	$9.68	$12.98	$11.38	$10.78		$10.78

TOTAL RETURN	(23.10)%	16.91%	8.62%	13.36	%(b)	11.43	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$197,256	$102,014	$19,426	$2,713		$2,713
Ratio of expenses to average net assets before expense
reimbursement and waiver (e)(g)	0.51%	0.60%	1.03%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.22%	1.72%	1.76%	1.57	%(c)	1.53	%(c)
Portfolio turnover rate	17%	24%	1%	5	%(b)	5	%(b)

See notes to financial highlights.

88  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2035 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.00	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.07
Net realized and unrealized gain (loss) on total investments	(2.66)	0.93

Total gain (loss) from investment operations	(2.43)	1.00

Less distributions from:
Net investment income	(0.33)	—
Net realized gains	(0.08)	—

Total distributions	(0.41)	—

Net asset value, end of period	$8.16	$11.00

TOTAL RETURN	(22.94)%	10.00	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$3,569	$1,432
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.21%	0.55	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	2.35%	0.90	%(c)
Portfolio turnover rate	17%	24	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  89

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2040 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.16	$11.45	$10.81	$9.82		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.20	0.17	0.15		0.15
Net realized and unrealized gain (loss) on total investments	(3.21)	1.82	0.79	1.21		1.03

Total gain (loss) from investment operations	(2.95)	2.02	0.96	1.36		1.18

Less distributions from:
Net investment income	(0.31)	(0.28)	(0.27)	(0.37)		(0.37)
Net realized gains	(0.07)	(0.03)	(0.05)	—	(d)	—	(d)

Total distributions	(0.38)	(0.31)	(0.32)	(0.37)		(0.37)

Net asset value, end of period	$9.83	$13.16	$11.45	$10.81		$10.81

TOTAL RETURN	(23.09)%	17.93%	9.04%	13.93	%(b)	11.88	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$285,171	$141,996	$21,093	$2,066		$2,066
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.48%	0.57%	1.19%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense
reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.21%	1.59%	1.50%	1.45	%(c)	1.41	%(c)
Portfolio turnover rate	16%	18%	17%	10	%(b)	10	%(b)

See notes to financial highlights.

90  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2040 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.04	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.06
Net realized and unrealized gain (loss) on total investments	(2.67)	0.98

Total gain (loss) from investment operations	(2.44)	1.04

Less distributions from:
Net investment income	(0.32)	—
Net realized gains	(0.07)	—

Total distributions	(0.39)	—

Net asset value, end of period	$8.21	$11.04

TOTAL RETURN	(22.87)%	10.40	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,714	$2,414
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.18%	0.44	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	2.39%	0.78	%(c)
Portfolio turnover rate	16%	18	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus  91

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2045 FUND

	Retirement Class		Institutional Class

	For the Period November 30, 2007** to September 30, 2008		For the Period November 30, 2007** to September 30, 2008

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16		0.26
Net realized and unrealized gain (loss) on total investments	(2.38)		(2.47)

Total gain (loss) from investment operations	(2.22)		(2.21)

Less distributions from:
Net investment income	(0.22)		(0.22)
Net realized gains	—		—

Total distributions	(0.22)		(0.22)

Net asset value, end of period	$7.56		$7.57

TOTAL RETURN	(22.69	)%(b)	(22.57	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$3,287		$780
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	6.60	%(c)	6.40	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25	%(c)	0.00	%(c)
Ratio of net investment income to average net assets	2.23	%(c)	3.55	%(c)
Portfolio turnover rate	27	%(b)	27	%(b)

See notes to financial highlights.

92  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2050 FUND

	Retirement Class		Institutional Class

	For the Period November 30, 2007** to September 30 2008,		For the Period November 30, 2007** to September 30, 2008

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.20		0.27
Net realized and unrealized gain (loss) on total investments	(2.36)		(2.41)

Total gain (loss) from investment operations	(2.16)		(2.14)

Less distributions from:
Net investment income	(0.22)		(0.22)
Net realized gains	—		—

Total distributions	(0.22)		(0.22)

Net asset value, end of period	$7.62		$7.64

TOTAL RETURN	(22.08	)%(b)	(21.86	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,973		$783
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	7.70	%(c)	7.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25	%(c)	0.00	%(c)
Ratio of net investment income to average net assets	2.75	%(c)	3.55	%(c)
Portfolio turnover rate	73	%(b)	73	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus   93

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE RETIREMENT INCOME FUND

	Retail Class		Institutional Class		Retirement Class

	For the Period November 30, 2007** to September 30, 2008		For the Period November 30, 2007** to September 30, 2008		For the Period November 30, 2007** to September 30, 2008

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32		0.34		0.31
Net realized and unrealized gain (loss) on total investments	(1.34)		(1.36)		(1.34)

Total gain (loss) from investment operations	(1.02)		(1.02)		(1.03)

Less distributions from:
Net investment income	(0.33)		(0.33)		(0.32)
Net realized gains	—		—		—

Total distributions	(0.33)		(0.33)		(0.32)

Net asset value, end of period	$8.65		$8.65		$8.65

TOTAL RETURN	(10.37	)%(b)	(10.37	)%(b)	(10.49	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,171		$2,691		$4,800
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	1.72	%(c)	1.49	%(c)	1.79	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00	%(c)	0.00	%(c)	0.25	%(c)
Ratio of net investment income to average net assets	4.09	%(c)	4.30	%(c)	4.00	%(c)
Portfolio turnover rate	26	%(b)	26	%(b)	26	%(b)

See notes to financial highlights.

94  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Institutional Class

FINANCIAL HIGHLIGHTS (NOTES)	(concluded)

TIAA-CREF LIFECYCLE FUNDS

*	The Retirement Class effective date of SEC registration was October 15, 2004.

**	Fund commenced operations on November 30, 2007.

†	The Retirement Class commenced operations on October 4, 2004.

‡	The Institutional Class commenced operations on January 17, 2007.

(a)	Per share information is calculated based on average number of shares outstanding.

(b)	Total return for the period of less than one year is not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The Fund’s expenses do not include the expenses of the Underlying Funds.

(f)	Percentage is less than 1%.

(g)	Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and/or reimbursements by the investment adviser and the distributor.

(h)	Ratio of Net Expenses to Average Net Assets is net of fee waivers and/or reimbursements by the investment adviser and the distributor, if any.

TIAA-CREF Lifecycle Funds ▪ Institutional Class ▪ Prospectus   95

FOR MORE INFORMATION ABOUT THE LIFECYCLE FUNDS AND TIAA-CREF FUNDS

Statement of Additional Information. The SAI contains more information about certain aspects of the Lifecycle Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally a part of this Prospectus.

Annual and Semiannual Reports. The Lifecycle Funds’ annual and semiannual reports will provide additional information about the Funds’ investments. In the Lifecycle Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting Documents. You can request a copy of the SAI or these reports without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Lifecycle Funds
P.O. Box 4674
New York, NY 10164

Over the Internet:
www.tiaa-cref.org

Information about TIAA-CREF Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Lifecycle Funds’ Prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Lifecycle Funds
P.O. Box 4674
New York, NY 10164

1940 Act File No. 811-9301

PROSPECTUS

FEBRUARY 1, 2009

TIAA-CREF LIFECYCLE FUNDS
of the TIAA-CREF Funds
(Formerly, the TIAA-CREF Institutional Funds)

Retirement Class

▪	Lifecycle 2010 Fund

▪	Lifecycle 2015 Fund

▪	Lifecycle 2020 Fund

▪	Lifecycle 2025 Fund

▪	Lifecycle 2030 Fund

▪	Lifecycle 2035 Fund

▪	Lifecycle 2040 Fund

▪	Lifecycle 2045 Fund

▪	Lifecycle 2050 Fund

▪	Lifecycle Retirement Income Fund

This Prospectus describes the Retirement Class shares of ten investment portfolios of the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”), a group of funds offered by the TIAA-CREF Funds (the “Trust”). Please note that the Lifecycle Funds listed above (each, a “Fund”) also offer Institutional Class shares through a separate Prospectus dated February 1, 2009. Additionally, the Lifecycle Retirement Income Fund offers Retail Class shares through a separate Prospectus dated February 1, 2009.

An investment in the Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the funds and the funds could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

OVERVIEW OF THE LIFECYCLE FUNDS

          Each Fund is a member of the Lifecycle Funds, a sub-family of funds of TIAA-CREF Funds. Each of the Lifecycle Funds is a “fund of funds” and diversifies its assets by investing in Institutional Class shares of other funds of the Trust and potentially other investment pools or investment products (the “Underlying Funds”). In general, each Lifecycle Fund (except the Retirement Income Fund) is designed for investors who have a specific target retirement year in mind, and each Fund’s investments are adjusted from more aggressive to more conservative as a target retirement year approaches and for approximately seven to ten years afterwards. Generally, this means that each Lifecycle Fund’s investments (except the Retirement Income Fund’s) will gradually be reallocated to reduce weightings in Underlying Funds investing primarily in equity securities (stocks) and to increase weightings in Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments.

          While part of the Lifecycle Funds, the Retirement Income Fund is not designed for investors who have a specific retirement year in mind and its allocation will not gradually adjust over time. Instead, the Retirement Income Fund is designed for investors who are already in or entering retirement (i.e., have already passed their target retirement year). The Retirement Income Fund has a relatively fixed asset allocation between Underlying Funds that invest primarily in equity securities and those that invest primarily in fixed-income (including money market) securities.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

          The Lifecycle Funds offered in this Prospectus are as follows:

•	Lifecycle 2010 Fund

•	Lifecycle 2015 Fund

•	Lifecycle 2020 Fund

•	Lifecycle 2025 Fund

•	Lifecycle 2030 Fund

•	Lifecycle 2035 Fund

•	Lifecycle 2040 Fund

•	Lifecycle 2045 Fund

•	Lifecycle 2050 Fund

•	Lifecycle Retirement Income Fund

         Principal Risks of Investing in the Lifecycle Funds

          The assets of each Lifecycle Fund are normally allocated among Underlying Funds investing primarily in equity securities and Underlying Funds investing primarily in fixed-income securities. Each Lifecycle Fund is subject to asset allocation risk and, depending on the allocation of Fund assets among Underlying

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  3

Funds, proportionately subject to equity securities risk and fixed-income securities risk. Because certain Underlying Funds use derivatives to a limited degree, the Lifecycle Funds have limited exposure to derivatives risk. Each of these risks, alone or in combination with other risks, has the potential to hurt Fund performance.

•

Asset Allocation Risk—The risk that the Lifecycle Funds may not achieve their target allocations and that the selection of market sectors and Underlying Funds and the allocations among them will result in a Lifecycle Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of the Lifecycle Funds’ investment adviser, Teachers Advisors, Inc. (“Advisors”), are intended to result in each Lifecycle Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause a Lifecycle Fund to not meet its investment objective. A Lifecycle Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. Periodic rebalancing of a Lifecycle Fund’s allocation can cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Underlying Funds and the Lifecycle Funds.

•

Equity Securities Risk—Each of the Lifecycle Funds invests to some degree in equity securities through certain Underlying Funds. Equity securities are generally subject to market risk and company risk and in some cases foreign investment risk, style risk, large-cap risk, small-cap/mid-cap risk, index risk, active management risk and quantitative analysis risk. Therefore, the value of the Lifecycle Funds may increase or decrease as a result of their indirect interest in equity securities.

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Foreign Investment Risk—Foreign investments, which include securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, and securities or contracts payable in foreign currency, involve special risks arising from erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

4  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

•

Style Risk—The risk that an Underlying Fund that uses either a growth investing or value investing style may be invested in equity securities representing a style that may be out of favor in the marketplace for various periods of time. When this occurs, the Underlying Fund could experience a decline in value of these disfavored securities.

•

Growth Investing Risk—The risk that due to their relatively high valuations, growth stocks will be more volatile than value stocks. Also, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or overpriced) when acquired and therefore do not perform as anticipated.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, an Underlying Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

•

Small-Cap/Mid-Cap Risk—The risk that securities of small- and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, because they may be harder to sell than large-cap securities.

•

Index Risk—Each of the Lifecycle Funds may invest in Underlying Funds that are managed to replicate the performance of, or achieve enhanced performance relative to, a specified index. Index risk is the risk that an Underlying Fund will not meet or exceed or will underperform its benchmark index (as applicable) for any period of time.

•

Active Management Risk—With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—With respect to Underlying Funds that are managed, in whole or in part, according to a quantitative investment methodology, this is the risk that securities selected using quantitative analysis can perform differently from the market as a whole.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  5

•

Fixed-Income Securities Risk—A portion of the assets of each Lifecycle Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Fixed-income securities are generally subject to interest rate risk, income volatility risk, credit risk, market volatility and liquidity risk, call risk, prepayment risk, extension risk and in some cases the special risks of inflation-indexed bonds and active management risk. Therefore, the value of the Lifecycle Funds may increase or decrease as a result of their indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that bond or stock prices overall may decline when interest rates rise.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities will decline because of falling interest rates.

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial condition may make it unable to pay principal and interest on bonds when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an Underlying Fund to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities. Further, in times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Market Volatility and Liquidity Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Underlying Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for an Underlying Fund to properly value assets represented by such securities.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity, forcing an Underlying Fund to reinvest the unanticipated proceeds at potentially lower interest rates, possibly resulting in a decline in income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing an Underlying Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on inflation-indexed bonds fall because of a decline in inflation (or deflation). There is also a risk that the market values of inflation-indexed bonds may fall because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

6  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

•

Active Management Risk—With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

•

Derivatives Risk—Underlying Funds that invest in options, futures, swaps and other types of derivative instruments are subject to the risk that the prices of certain derivatives may not correlate perfectly with the prices or performance of the underlying securities, currencies or other assets. Derivatives also present the risk of default by the other party to the derivative instrument, and some derivatives are, or may suddenly become, illiquid.

          For more detailed information about these risks and other risks, see the sections entitled “Principal Risks of the Lifecycle Funds and the Underlying Funds” and “Portfolio Turnover” below.

          There can be no guarantee that a Lifecycle Fund or an Underlying Fund will achieve its investment objective. As with all mutual funds, there is a risk that an investor could lose money by investing in a Lifecycle Fund.

          Lifecycle 2010 Fund

          Investment Objective. The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2010. Currently, the Fund expects to allocate approximately 51.60% of its assets to equity Underlying Funds and 48.40% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  7

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	38.70%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	12.90%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	42.80%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	5.60%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2010 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2017 to 2020. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

8  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing the four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the TIAA-CREF Money Market Fund (the “Money Market Fund”) or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2010 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  9

investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2015 Fund

          Investment Objective. The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2015. Currently, the Fund expects to allocate approximately 59.60% of its assets to equity Underlying Funds and 40.40% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	44.70%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	14.90%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	36.80%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	3.60%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

10  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2015 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2022 to 2025. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing the four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  11

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2015 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2020 Fund

          Investment Objective. The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2020. Currently, the Fund expects to allocate approximately 67.60% of its assets to equity Underlying Funds and 32.40% of its assets to fixed-income Underlying Funds. These allocation goals are targeted and may change over time. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market

12  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	50.70%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	16.90%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	30.80%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	1.60%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2020 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2027 to 2030. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  13

exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing the four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2020 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset

14  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2025 Fund

          Investment Objective. The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2025. Currently, the Fund expects to allocate approximately 75.60% of its assets to equity Underlying Funds and 24.40% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	56.70%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	18.90%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	24.40%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	0.00%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  15

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2025 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2032 to 2035. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing the four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment

16  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2025 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2030 Fund

          Investment Objective. The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2030. Currently, the Fund expects to allocate approximately 83.60% of its assets to equity Underlying Funds and 16.40% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity,

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  17

international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	62.70%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	20.90%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	16.40%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	0.00%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2030 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2037 to 2040. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

18  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing the four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2030 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  19

special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

         Lifecycle 2035 Fund

          Investment Objective. The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2035. Currently, the Fund expects to allocate approximately 90.00% of its assets to equity Underlying Funds and 10.00% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	67.50%	•	Growth Equity Fund*
		•	Growth & Income Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Mid-Cap Growth Fund
		•	Mid-Cap Value Fund
		•	Small-Cap Equity Fund
		•	Enhanced Large-Cap Growth Index Fund
		•	Enhanced Large-Cap Value Index Fund

International Equity	22.50%	•	International Equity Fund
		•	Enhanced International Equity Index Fund

Fixed Income	10.00%	•	Bond Fund
		•	Bond Plus Fund
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund

Short-Term Fixed Income	0.00%	•	Short-Term Bond Fund
		•	Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

20  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2035 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2042 to 2045. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing the four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment

TIAA-CREF Lifecycle Funds ▪  Retirement Class ▪  Prospectus  21

companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2035 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2040 Fund

          Investment Objective. The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2040. Currently, the Fund expects to allocate approximately 90.00% of its assets to equity Underlying Funds and 10.00% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will

22  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	67.50%	•	Growth Equity Fund*
		•	Growth & Income Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Mid-Cap Growth Fund
		•	Mid-Cap Value Fund
		•	Small-Cap Equity Fund
		•	Enhanced Large-Cap Growth Index Fund
		•	Enhanced Large-Cap Value Index Fund

International Equity	22.50%	•	International Equity Fund
		•	Enhanced International Equity Index Fund

Fixed Income	10.00%	•	Bond Fund
		•	Bond Plus Fund
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund

Short-Term Fixed Income	0.00%	•	Short-Term Bond Fund
		•	Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2040 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2047 to 2050. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

TIAA-CREF Lifecycle Funds ▪ Retirement Class  ▪ Prospectus   23

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing the four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund attains its target retirement date, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2040 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk,

24  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2045 Fund

          Investment Objective. The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2045. Currently, the Fund expects to allocate approximately 90.00% of its assets to equity Underlying Funds and 10.00% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  25

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	67.50%	•	Growth Equity Fund*
		•	Growth & Income Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Mid-Cap Growth Fund
		•	Mid-Cap Value Fund
		•	Small-Cap Equity Fund
		•	Enhanced Large-Cap Growth Index Fund
		•	Enhanced Large-Cap Value Index Fund

International Equity	22.50%	•	International Equity Fund
		•	Enhanced International Equity Index Fund

Fixed Income	10.00%	•	Bond Fund
		•	Bond Plus Fund
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund

Short-Term Fixed Income	0.00%	•	Short-Term Bond Fund
		•	Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2045 and reaching its final target allocation of approximately 40% equity/60% fixed-income at some point from 2052 to 2055. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

26  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small- and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing the four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2045 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  27

holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle 2050 Fund

          Investment Objective. The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of 2050. Currently, the Fund expects to allocate approximately 90.00% of its assets to equity Underlying Funds and 10.00% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	67.50%	•	Growth Equity Fund*
		•	Growth & Income Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Mid-Cap Growth Fund
		•	Mid-Cap Value Fund
		•	Small-Cap Equity Fund
		•	Enhanced Large-Cap Growth Index Fund
		•	Enhanced Large-Cap Value Index Fund

International Equity	22.50%	•	International Equity Fund
		•	Enhanced International Equity Index Fund

Fixed Income	10.00%	•	Bond Fund
		•	Bond Plus Fund
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund

Short-Term Fixed Income	0.00%	•	Short-Term Bond Fund
		•	Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Over time, the Fund’s target allocations along the investment glidepath will gradually become more conservative, moving to target allocations of approximately 50% equity/50% fixed-income in its target retirement year of 2050 and reaching its

28  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

final target allocation of approximately 40% equity/60% fixed-income at some point from 2057 to 2060. (See “More About the Lifecycle Funds’ Strategy” below for additional information on the Fund’s investment glidepath.)

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small- and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing the four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors, according to the Fund’s investment glidepath. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after the Fund enters its target retirement year, the Board may authorize the merger of the Fund into the Lifecycle Retirement Income Fund or other similar fund. Fund shareholders will receive prior notice of any such merger. The Lifecycle Retirement Income Fund is

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  29

designed to maintain a stable conservative allocation among the Underlying Funds that may be suitable for shareholders already in or entering retirement. Please see the description of the Lifecycle Retirement Income Fund in this Prospectus for more details on this Fund.

          Principal Risks. Because the assets of the Lifecycle 2050 Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. Because the Fund’s investment glidepath gradually decreases the Fund’s equity holdings and increases its fixed-income holdings, the Fund’s overall level of risk should gradually decline over time. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

          Lifecycle Retirement Income Fund

          Investment Objective. The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to a fixed, more conservative asset allocation strategy designed for investors who are already in or entering retirement. Currently, the Fund pursues this objective by investing in a diversified portfolio consisting of approximately 40% stocks and 60% bonds. The Fund expects to allocate approximately 40% of its assets to equity Underlying Funds and 60% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations may change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various

30  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	30.00%	•	Growth Equity Fund*
		•	Growth & Income Fund
		•	Large-Cap Growth Fund
		•	Large-Cap Value Fund
		•	Mid-Cap Growth Fund
		•	Mid-Cap Value Fund
		•	Small-Cap Equity Fund
		•	Enhanced Large-Cap Growth Index Fund
		•	Enhanced Large-Cap Value Index Fund

International Equity	10.00%	•	International Equity Fund
		•	Enhanced International Equity Index Fund

Fixed Income	50.00%	•	Bond Fund
		•	Bond Plus Fund
		•	Inflation-Linked Bond Fund
		•	High-Yield Fund

Short-Term Fixed Income	10.00%	•	Short-Term Bond Fund
		•	Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

          Underlying Funds may include unaffiliated investment products or pools such as ETFs and ETNs. The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  31

in the stocks of small- and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing the four market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the Money Market Fund, and/or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after each of the other Lifecycle Funds enters its respective target retirement year, the Board may authorize its merger into the Lifecycle Retirement Income Fund or other similar fund.

          Principal Risks. Because the assets of the Lifecycle Retirement Income Fund will normally be allocated among Underlying Funds investing in equity and fixed-income securities, it will be subject in varying degrees to the risks of each of these types of securities. For example, a Lifecycle Fund that has a higher percentage allocation to Underlying Funds that invest in equity securities would be more subject to the risks associated with investments in equity securities than to the risks associated with investments in fixed-income securities. For equity securities, those risks include market risk and company risk, as well as foreign investment risk, style risk, growth and value investing risk, large-cap risk and small/mid-cap risk. For fixed-income securities, those risks include interest rate risk, income volatility risk, call risk, credit risk, market volatility and liquidity risk, prepayment risk, extension risk, as well as the special risks of investing in inflation-indexed bonds. The Fund is also subject to index risk, active management risk, quantitative analysis risk, derivatives risk and asset allocation risk. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities. As with all mutual fund investments, an investor could lose money by investing in this Fund. Please see “Principal Risks of Investing in the Lifecycle Funds” above and “Principal Risks of the Lifecycle Funds and the Underlying Funds” below for more information.

32  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

PAST PERFORMANCE

          The following bar charts and performance tables help illustrate some of the risks of investing in the Retirement Class of the Lifecycle Funds, and how investment performance varies. The bar charts show the performance of each Lifecycle Fund, before taxes, in each full calendar year since inception of the Fund (i.e., the annual total returns). Below each chart, the best and worst returns for a calendar quarter since inception of the Retirement Class of the particular Lifecycle Fund are noted.

          The performance table following the charts shows the average annual total returns of the Retirement Class of each Lifecycle Fund (before and after taxes) over the one-year and since-inception periods ended December 31, 2008 and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations.

          The performance returns included in the bar charts and performance table for the periods shown below reflect previous agreements by Advisors to reimburse certain Lifecycle Funds and the Underlying Funds for certain “other expenses” and to waive some of their management fees. Without these waivers and reimbursements, the returns of the Retirement Class shares of the Lifecycle Funds would have been lower. How the Retirement Class shares of the Lifecycle Funds have performed in the past (both before and after taxes) is not necessarily an indication of how they will perform in the future.

          The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. The benchmarks representing the four market sectors within the equity and fixed-income asset classes described above are used to formulate a composite benchmark for each Lifecycle Fund, based on the Lifecycle Fund’s target allocations among the four market sectors. The use of a particular composite index by a Lifecycle Fund is not a fundamental policy and can be changed without shareholder approval. The Lifecycle Funds will notify you if such a change is made.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  33

ANNUAL TOTAL RETURNS—RETIREMENT CLASS SHARES (%)

Lifecycle 2010 Fund

Best quarter: 3.78%, for the quarter ended September 30, 2006. Worst quarter: –11.04%, for the quarter ended December 31, 2008.

Lifecycle 2015 Fund

Best quarter: 4.06%, for the quarter ended December 31, 2006. Worst quarter: –12.97%, for the quarter ended December 31, 2008.

Lifecycle 2020 Fund

Best quarter: 4.44%, for the quarter ended December 31, 2006. Worst quarter: –14.95%, for the quarter ended December 31, 2008.

Lifecycle 2025 Fund

Best quarter: 4.87%, for the quarter ended December 31, 2006. Worst quarter: –16.97%, for the quarter ended December 31, 2008.

34  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

ANNUAL TOTAL RETURNS—RETIREMENT CLASS SHARES (%)	(continued)

Lifecycle 2030 Fund

Best quarter: 5.29%, for the quarter ended December 31, 2006. Worst quarter: –19.05%, for the quarter ended December 31, 2008.

Lifecycle 2035 Fund

Best quarter: 5.65%, for the quarter ended December 31, 2006. Worst quarter: –20.30%, for the quarter ended December 31, 2008.

Lifecycle 2040 Fund

Best quarter: 6.01%, for the quarter ended December 31, 2006. Worst quarter: –20.27%, for the quarter ended December 31, 2008.

Lifecycle 2045 Fund

Best quarter: -1.94%, for the quarter ended June 30, 2008. Worst quarter: –21.15%, for the quarter ended December 31, 2008.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  35

ANNUAL TOTAL RETURNS—RETIREMENT CLASS SHARES (%)	(concluded)

Lifecycle 2050 Fund

Best quarter: -1.14%, for the quarter ended June 30, 2008. Worst quarter: –21.79%, for the quarter ended December 31, 2008.

Lifecycle Retirement Income Fund

Best quarter: -1.52%, for the quarter ended June 30, 2008. Worst quarter: –7.81%, for the quarter ended December 31, 2008.

36  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

AVERAGE ANNUAL TOTAL RETURNS
FOR THE RETIREMENT CLASS
For Periods Ended December 31, 2008 (Before and After Taxes)

	1 Year	Since Inception

Lifecycle 2010 Fund
Inception Date: October 15, 2004
Returns Before Taxes	–23.57%	0.11%
Returns After Taxes on Distributions	–24.18%	–0.85%
Returns After Taxes on Distributions and Sale of Fund Shares	–15.04%	–0.32%
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	4.59%
Lifecycle 2010 Fund Composite Index (new)[2]	–19.12%	1.41%
Lifecycle 2010 Fund Composite Index (old)[2]	–20.20%	1.08%

Lifecycle 2015 Fund
Inception Date: October 15, 2004
Returns Before Taxes	–26.94%	–0.45%
Returns After Taxes on Distributions	–27.46%	–1.38%
Returns After Taxes on Distributions and Sale of Fund Shares	–17.29%	–0.75%
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	4.59%
Lifecycle 2015 Fund Composite Index (new)[2]	–22.55%	0.84%
Lifecycle 2015 Fund Composite Index (old)[2]	–23.60%	0.51%

Lifecycle 2020 Fund
Inception Date: October 15, 2004
Returns Before Taxes	–30.33%	–1.25%
Returns After Taxes on Distributions	–30.73%	–2.14%
Returns After Taxes on Distributions and Sale of Fund Shares	–19.47%	–1.38%
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	4.59%
Lifecycle 2020 Fund Composite Index (new)[2]	–25.92%	0.03%
Lifecycle 2020 Fund Composite Index (old)[2]	–26.88%	–0.28%

Lifecycle 2025 Fund
Inception Date: October 15, 2004
Returns Before Taxes	–33.48%	–1.98%
Returns After Taxes on Distributions	–33.80%	–2.85%
Returns After Taxes on Distributions and Sale of Fund Shares	–21.49%	–1.97%
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	4.59%
Lifecycle 2025 Fund Composite Index (new)[2]	–29.20%	–0.76%
Lifecycle 2025 Fund Composite Index (old)[2]	–30.06%	–1.05%

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  37

AVERAGE ANNUAL TOTAL RETURNS
FOR THE RETIREMENT CLASS	(continued)
For Periods Ended December 31, 2008 (Before and After Taxes)

	1 Year	Since Inception

Lifecycle 2030 Fund
Inception Date: October 15, 2004
Returns Before Taxes	–36.54%	–2.80%
Returns After Taxes on Distributions	–36.83%	–3.64%
Returns After Taxes on Distributions and Sale of Fund Shares	–23.50%	–2.61%
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	4.59%
Lifecycle 2030 Fund Composite Index (new)[2]	–32.36%	–1.54%
Lifecycle 2030 Fund Composite Index (old)[2]	–33.19%	–1.83%

Lifecycle 2035 Fund
Inception Date: October 15, 2004
Returns Before Taxes	–38.18%	–3.02%
Returns After Taxes on Distributions	–38.48%	–3.87%
Returns After Taxes on Distributions and Sale of Fund Shares	–24.55%	–2.79%
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	4.59%
Lifecycle 2035 Fund Composite Index (new)[2]	–34.14%	–1.82%
Lifecycle 2035 Fund Composite Index (old)[2]	–34.95%	–2.11%

Lifecycle 2040 Fund
Inception Date: October 15, 2004
Returns Before Taxes	–38.14%	–2.58%
Returns After Taxes on Distributions	–38.43%	–3.43%
Returns After Taxes on Distributions and Sale of Fund Shares	–24.54%	–2.42%
S&P 500® Index	–37.00%	–2.82%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	4.59%
Lifecycle 2040 Fund Composite Index (new)[2]	–34.14%	–1.44%
Lifecycle 2040 Fund Composite Index (old)[2]	–34.95%	–1.73%

Lifecycle 2045 Fund
Inception Date: November 30, 2007
Returns Before Taxes	–38.92%	–36.56%
Returns After Taxes on Distributions	–39.22%	–37.29%
Returns After Taxes on Distributions and Sale of Fund Shares	–25.02%	–31.20%
S&P 500® Index	–37.00%	–35.02%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	5.08%
Lifecycle 2045 Fund Composite Index (new)[2]	–34.10%	–32.38%
Lifecycle 2045 Fund Composite Index (old)[2]	–34.91%	–33.14%

38  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

AVERAGE ANNUAL TOTAL RETURNS
FOR THE RETIREMENT CLASS	(concluded)
For Periods Ended December 31, 2008 (Before and After Taxes)

	1 Year	Since Inception

Lifecycle 2050 Fund
Inception Date: November 30, 2007
Returns Before Taxes	–38.94%	–36.58%
Returns After Taxes on Distributions	–39.20%	–37.27%
Returns After Taxes on Distributions and Sale of Fund Shares	–25.11%	–31.23%
S&P 500® Index	–37.00%	–35.02%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	5.08%
Lifecycle 2050 Fund Composite Index (new)[2]	–34.10%	–32.38%
Lifecycle 2050 Fund Composite Index (old)[2]	–34.91%	–33.14%

Lifecycle Retirement Income Fund
Inception Date: November 30, 2007
Returns Before Taxes	–17.49%	–16.19%
Returns After Taxes on Distributions	–18.36%	–17.33%
Returns After Taxes on Distributions and Sale of Fund Shares	–11.22%	–14.28%
S&P 500® Index	–37.00%	–35.02%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	5.08%
Lifecycle Retirement Income Fund Composite Index (new)[2]	–13.14%	–12.32%
Lifecycle Retirement Income Fund Composite Index (old)[2]	–14.26%	–13.37%

Current performance of the Lifecycle Funds’ Retirement Class shares may be higher or lower than that shown above. For current performance information of the Retirement Class including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]

In November of 2008, the name of this index was changed from Lehman Brothers to Barclays Capital in connection with the rebranding by Barclays Capital of its unified family of indices. This name change does not constitute a substantive change in the Funds’ respective benchmarks; rather, they merely constitute a change in the branded name of the benchmarks.

[2]

The Lifecycle Funds began using a new composite benchmark index as of July 1, 2008 (the “New Composite Benchmark”). The New Composite Benchmark for each Fund is a composite of four unmanaged benchmark indices that represent the four market sectors in which the Fund invests across the equity and fixed-income asset classes. The four market sectors and the related benchmark indices are as follows: U.S. Equity (Russell 3000® Index); International Equity (MSCI EAFE® Index); Fixed Income (Barclays Capital U.S. Aggregate Bond Index); and Short-Term Fixed Income (Barclays Capital 1-5 Year U.S. Government/ Credit Index). The New Composite Benchmark is created by applying the performance of the benchmark indices in proportion to the Fund’s target allocations across the market sectors. As a result, each Fund’s New Composite Benchmark changes over time with changes in the Fund’s target allocations. Each Lifecycle Fund used a different composite benchmark index prior to July 1, 2008 (the “Old Composite Benchmark”). The Old Composite Benchmark was created using the benchmark indices of a Fund’s Underlying Funds in the same proportions as the Fund’s allocations to those Underlying Funds. For more information about the different indices that comprise the Funds’ “old” and “new” composite benchmark indices, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          The Barclays Capital U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and corporate bonds, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Standard & Poor’s 500 Index (“S&P

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  39

500 Index”) is a market-capitalization weighted index of the 500 leading companies in leading industries of the U.S. economy.

          See “Additional Information About the Lifecycle Funds’ Composite Indices” below for a description of each of the different indices that comprises the Funds’ composite benchmark indices.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

          The after-tax returns shown are not relevant to investors in Retirement Class shares who hold their shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or IRAs. The returns shown for the benchmark indices reflect no deductions for fees, expenses or taxes.

FEES AND EXPENSES

          The tables on this page describe the fees and expenses that you may pay if you buy and hold Retirement Class shares of a Lifecycle Fund. Retirement Class shares of each Lifecycle Fund indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Lifecycle Fund invests, which are disclosed below.

SHAREHOLDER FEES (deducted directly from your investment)

Retirement Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Maximum Account Fee	0%

ANNUAL FUND OPERATING EXPENSES

RETIREMENT CLASS	Management Fees	Distribution (12b-1) Fees [1]	Other Expenses	Acquired Fund Fees and Expenses [2]	Total Annual Fund Operating Expenses [3]	Waivers and Expense Reimburse- ments [4]	Net Annual Fund Operating Expenses [5]

Lifecycle Retirement Income Fund	0.10%	0.00%	1.69%	0.38%	2.17%	1.54%	0.63%
Lifecycle 2010 Fund	0.10%	0.00%	0.36%	0.41%	0.87%	0.21%	0.66%
Lifecycle 2015 Fund	0.10%	0.00%	0.37%	0.42%	0.89%	0.22%	0.67%
Lifecycle 2020 Fund	0.10%	0.00%	0.38%	0.44%	0.92%	0.23%	0.69%
Lifecycle 2025 Fund	0.10%	0.00%	0.39%	0.45%	0.94%	0.24%	0.70%
Lifecycle 2030 Fund	0.10%	0.00%	0.40%	0.46%	0.96%	0.25%	0.71%
Lifecycle 2035 Fund	0.10%	0.00%	0.41%	0.47%	0.98%	0.26%	0.72%
Lifecycle 2040 Fund	0.10%	0.00%	0.38%	0.47%	0.95%	0.23%	0.72%
Lifecycle 2045 Fund	0.10%	0.00%	6.50%	0.48%	7.08%	6.35%	0.73%
Lifecycle 2050 Fund	0.10%	0.00%	7.60%	0.47%	8.17%	7.45%	0.72%

40  Prospectus ▪ TIAA-CREF Lifecycle Funds  ▪ Retirement Class

ANNUAL FUND OPERATING EXPENSES	(concluded)

[1]

The Retirement Class has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) that permits the Funds to reimburse Teachers Personal Investors Services, Inc. (“TPIS”), a subsidiary of TIAA and principal underwriter of the funds, for certain promotional expenses of selling Retirement Class shares in an amount up to 0.05% of the net asset value of the shares on an annual basis. However, TPIS has contractually agreed not to seek any reimbursements under the Plan through January 31, 2010 for the Lifecycle Funds. Thus, no Distribution (12b-1) Fees are shown. This agreement may not be continued by the Board of Trustees after that date.

[2]

“Acquired Fund Fees and Expenses” are the Lifecycle Funds’ proportionate amount of the expenses of the Underlying Funds in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the Underlying Funds in which the Funds invest. Each Fund’s “Acquired Fund Fees and Expenses” in the table are estimated based on its expected asset allocation immediately after it receives and reinvests its share of the proceeds from the planned liquidation and termination of the Growth Equity Fund on or about April 17, 2009 (“Growth Equity Fund Liquidation Date”). Each Fund expects to reinvest these liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund, which have higher fees and expenses than the Growth Equity Fund. Before the Growth Equity Fund Liquidation Date, however, each Fund’s “Acquired Fund Fees and Expenses” will be as listed below in parentheses based on the Fund’s allocations to the Underlying Funds as of September 30, 2008: Lifecycle Retirement Income Fund (0.35%); Lifecycle 2010 Fund (0.36%); Lifecycle 2015 Fund (0.37%); Lifecycle 2020 Fund (0.38%); Lifecycle 2025 Fund (0.38%); Lifecycle 2030 Fund (0.39%); Lifecycle 2035 Fund (0.39%); Lifecycle 2040 Fund (0.39%); Lifecycle 2045 Fund (0.41%); and Lifecycle 2050 Fund (0.41%).

[3]

Before the Growth Equity Fund Liquidation Date, each Fund’s “Total Annual Fund Operating Expenses” will be as listed below in parentheses based on the Fund’s allocations to the Underlying Funds as of September 30, 2008: Lifecycle Retirement Income Fund (2.14%); Lifecycle 2010 Fund (0.82%); Lifecycle 2015 Fund (0.84%); Lifecycle 2020 Fund (0.86%); Lifecycle 2025 Fund (0.87%); Lifecycle 2030 Fund (0.89%); Lifecycle 2035 Fund (0.90%); Lifecycle 2040 Fund (0.87%); Lifecycle 2045 Fund (7.01%); and Lifecycle 2050 Fund (8.11%).

[4]

Advisors has contractually agreed to waive its 0.10% management fee on each Lifecycle Fund through January 31, 2010. In addition, Advisors has contracted to reimburse the Funds for all of the “Other Expenses” of the Retirement Class (except for the 0.25% fee for services provided in connection with the offering of this class on retirement and other platforms) through January 31, 2010.

[5]

Before the Growth Equity Fund Liquidation Date, each Fund’s “Net Annual Fund Operating Expenses” will be as listed below in parentheses based on the Fund’s allocations to the Underlying Funds as of September 30, 2008: Lifecycle Retirement Income Fund (0.60%); Lifecycle 2010 Fund (0.61%); Lifecycle 2015 Fund (0.62%); Lifecycle 2020 Fund (0.63%); Lifecycle 2025 Fund (0.63%); Lifecycle 2030 Fund (0.64%); Lifecycle 2035 Fund (0.64%); Lifecycle 2040 Fund (0.64%); Lifecycle 2045 Fund (0.66%); and Lifecycle 2050 Fund (0.66%).

          Example

          The following example is intended to help you compare the cost of investing in the Retirement Class of the Lifecycle Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of that period. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. It is based on the net annual operating expenses described in the fee table, including the weighted average of the operating expenses of the Underlying Funds. The table assumes that there are no waivers or reimbursements in place on the Funds or the Underlying Funds after January 31, 2010. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  41

RETIREMENT CLASS	1 Year	3 Years	5 Years	10 Years

Lifecycle Retirement Income Fund	$65	$483	$984	$2,365
Lifecycle 2010 Fund	$67	$255	$467	$1,078
Lifecycle 2015 Fund	$69	$261	$479	$1,107
Lifecycle 2020 Fund	$70	$268	$492	$1,136
Lifecycle 2025 Fund	$72	$274	$504	$1,164
Lifecycle 2030 Fund	$73	$280	$516	$1,193
Lifecycle 2035 Fund	$74	$285	$525	$1,213
Lifecycle 2040 Fund	$74	$279	$512	$1,182
Lifecycle 2045 Fund	$74	$1,327	$2,751	$6,053
Lifecycle 2050 Fund	$74	$1,502	$3,096	$6,654

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

MORE ABOUT THE LIFECYCLE FUNDS’ STRATEGY

          General Information About the Lifecycle Funds

          This Prospectus describes the Retirement Class shares of ten Lifecycle Funds, which are part of a sub-family of funds offered by the Trust. Each Lifecycle Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider each Lifecycle Fund separately to determine if it is an appropriate investment. Allocations for the Lifecycle Funds are based on historical risk/return characteristics and Advisors’ assumptions. If an asset class, market sector or Underlying Fund should perform in a fashion that varies from historical characteristics and/or Advisors’ assumptions, then the allocations may not achieve the intended risk/return characteristics. The investment objective of each Lifecycle Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval. Each Lifecycle Fund is diversified under the 1940 Act.

          Investment Glidepath and Target Allocations

          The target allocations along the investment glidepath for each Lifecycle Fund (except the Retirement Income Fund) will gradually become more conservative (i.e., invest less in Underlying Funds holding primarily equity securities and invest more in Underlying Funds holding primarily fixed-income securities) over time as the target retirement year of the Lifecycle Fund approaches and is passed. The following chart shows how the investment glidepath for each Lifecycle Fund (except the Retirement Income Fund) is expected to gradually move the Fund’s target allocations over time between the equity and fixed-income asset classes.

42  Prospectus ▪ TIAA-CREF Lifecycle Funds  ▪ Retirement Class

The Retirement Income Fund has a relatively fixed asset allocation that will not gradually adjust over time. The actual asset allocations of any particular Lifecycle Fund may differ from this chart.

TIAA-CREF LIFECYCLE FUNDS’ INVESTMENT GLIDEPATH

          Future Potential Investments

          A portion of each Lifecycle Fund may be invested in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America (“TIAA”), to the extent that it is determined that they are appropriate in light of the Funds’ desired levels of risk and potential return at the particular time, and provided that the Funds have received the necessary exemptive relief from the SEC.

          Rebalancing

          In order to maintain its target allocations, each of the Lifecycle Funds will invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the prescribed target allocation for a particular Lifecycle Fund, the Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Funds’ portfolios, rebalancings, reallocations or adjustments to the investment glidepath may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions.

ADDITIONAL INFORMATION ABOUT THE LIFECYCLE FUNDS’ COMPOSITE INDICES

          The Lifecycle Funds began using a New Composite Benchmark as of July 1, 2008. The New Composite Benchmark for each Fund is a composite of four unmanaged benchmark indices that represent the four market sectors in which the Fund invests across the equity and fixed-income asset classes. The four market sectors and the related benchmark indices are as follows: U.S. Equity (Russell 3000®

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  43

Index); International Equity (MSCI EAFE® Index); Fixed Income (Barclays Capital U.S. Aggregate Bond Index); and Short-Term Fixed Income (Barclays Capital 1-5 Year U.S. Government/Credit Index). The New Composite Benchmark is created by applying the performance of the benchmark indices in proportion to the Fund’s target allocations across the market sectors. As a result, each Fund’s New Composite Benchmark changes over time with changes in the Fund’s target allocations. The four benchmark indices are described below.

•

Russell 3000® Index (U.S. Equity), which measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000® companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2008, the market capitalization of companies in the Russell 3000® Index ranged from $2 million to $423.5 billion, with a mean market capitalization of $68.4 billion and median market capitalization of $546 million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

•

MSCI EAFE® (Europe, Australasia, Far East) Index (International Equity), which tracks the performance of the leading stocks in 21 developed countries outside North America. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world. The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

•

Barclays Capital U.S. Aggregate Bond Index (Fixed Income), which covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 9,168 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million. (This index was formerly known as the Lehman Brothers U.S. Aggregate Bond Index.)

44  Prospectus ▪ TIAA-CREF Lifecycle Funds  ▪ Retirement Class

•

Barclays Capital 1-5 Year U.S. Government/Credit Index (Short-Term Fixed Income), which tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1–5 year maturities. (This index was formerly known as the Lehman Brothers U.S. Government/Credit (1–5 Year) Index.)

          The New Composite Benchmark was adopted to better align each Fund’s benchmark with its target allocation to four broad asset allocation categories. Prior to July 1, 2008, each Lifecycle Fund used an Old Composite Benchmark that was created using the nine unmanaged benchmark indices of the Fund’s Underlying Funds in the same proportions as the Fund’s allocations to those Underlying Funds. The benchmark indices of the Underlying Funds used in the Old Composite Benchmark included the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, the MSCI EAFE® Index, the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers U.S. Treasury Inflation Protected Securities Index, the Lehman Brothers U.S. Government/Credit (1–5 Year) Index, the iMoneyNet Money Fund Report Averages™—All Taxable and the Merrill Lynch BB/B Cash Pay Issuer Constrained Index.

SUMMARY INFORMATION ABOUT THE UNDERLYING FUNDS

          The following is a summary of the objectives and principal investment strategies of the Underlying Funds of the Trust in which the Lifecycle Funds currently invest. For a discussion of the risks associated with these investments, see the “Principal Risks of the Lifecycle Funds and the Underlying Funds” section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds of the Trust, see the Prospectus for the Institutional Class of the TIAA-CREF Funds at www.tiaa-cref.org/prospectuses.

Fund	Investment Objective and Strategies/Benchmark

Growth Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund will invest primarily in equity securities that Advisors believes present the opportunity for growth. The Fund’s benchmark index is the Russell 1000® Growth Index.

Growth & Income Fund

Seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities. Under normal circumstances, the Fund will invest primarily in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500® Index.

International Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund will invest primarily in equity securities of foreign issuers in at least three countries other than the United States. The Fund’s benchmark index is the MSCI EAFE® Index.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  45

Fund	Investment Objective and Strategies/Benchmark

Large-Cap Growth Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund will invest primarily in large-cap equity securities that Advisors believes present the opportunity for growth. The Fund’s benchmark index is the Russell 1000® Growth Index.

Large-Cap Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of large domestic companies that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. The Fund’s benchmark index is the Russell 1000® Value Index.

Mid-Cap Growth Fund

Seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of medium-sized domestic companies as defined by its benchmark index, the Russell Midcap® Growth Index, a growth-oriented subset of the Russell Midcap Index, which represents the 800 U.S. equity securities following the top 200 U.S. equity securities based on market capitalization.

Mid-Cap Value Fund

Seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of medium-sized domestic companies as defined by its benchmark index, the Russell Midcap® Value Index, a value-oriented subset of the Russell Midcap® Index.

Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies. Under normal circumstances, the Fund Invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations, that appear to have favorable prospects for significant long-term capital appreciation. The Fund’s benchmark index is the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities in market capitalization.

Enhanced International Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the MSCI EAFE® Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index.

Enhanced Large-Cap Growth Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the Russell 1000® Growth Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index. The Russell 1000® Index represents the top 1,000 U.S. equity securities in market capitalization, and the Russell 1000® Growth Index represents securities within the Russell 1000® Index that have higher relative forecasted growth rates and price-to-book ratios.

46  Prospectus ▪ TIAA-CREF Lifecycle Funds  ▪ Retirement Class

Fund	Investment Objective and Strategies/Benchmark

Enhanced Large-Cap Value Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the Russell 1000® Value Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index. The Russell 1000® Value Index includes companies with lower price-to-book ratios and lower expected growth values.

Bond Fund

Seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities. The Fund’s benchmark index is the Barclays Capital U.S.Aggregate Bond Index, which covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Bond Plus Fund

Seeks a favorable long-term return, primarily through high current income consistent with preserving capital. The Fund’s benchmark index is the Barclays Capital U.S. Aggregate Bond Index. The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 70% of the Fund’s assets, is invested primarily in a broad-range of investment-grade bonds and fixed-income securities, including, but not limited to, corporate bonds, U.S. Treasury and agency securities and mortgage-backed and asset-backed securities. The second segment, which will not exceed 30% of the Fund’s assets, is invested in fixed-income securities and bonds with special features (such as non-investment-grade securities, emerging market fixed-income securities and convertible and preferred securities) in an effort to improve the Fund’s total return.

Short-Term Bond Fund

Seeks high current income consistent with preservation of capital by investing primarily in U.S. Treasury and agency securities and corporate bonds with maturities of less than 5 years. The Fund’s benchmark index is the Barclays Capital 1-5 Year U.S. Government/Credit Index.

High-Yield Fund

Seeks high current income and, when consistent with its primary objective, capital appreciation. Invests primarily in lower-rated, higher-yielding fixed-income securities (often called “junk” bonds), such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. The Fund’s benchmark index is the Merrill Lynch BB/B Cash Pay Issuer Constrained Index, which tracks the performance of debt securities that pay interest in cash, and have a credit rating of BB or B.

Inflation-Linked Bond Fund

Seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds. Under normal circumstances, the Fund invests primarily in fixed-income securities whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban Consumers, over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities. The Fund’s benchmark index is the Barclays Capital U.S. Treasury Inflation Protected Securities Index (formerly known as the Lehman Brothers U.S. Treasury Inflation Protected Securities Index), which measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  47

Fund	Investment Objective and Strategies/Benchmark

Money Market Fund

Seeks high current income consistent with maintaining liquidity and preserving capital. The Fund invests primarily in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s benchmark index is the iMoneyNet Money Fund Report AverageTM All Taxable.

PRINCIPAL RISKS OF THE LIFECYCLE FUNDS AND THE UNDERLYING FUNDS

          Each Lifecycle Fund is subject to asset allocation risk and, depending on the allocation of Fund assets among Underlying Funds, proportionately subject to the risks of equity securities and the risks of fixed-income securities. Because certain Underlying Funds use derivatives to a limited degree, the Lifecycle Funds have limited exposure to the risks of derivatives. Each of these risks, alone or in combination with other risks, has the potential to hurt Fund performance.

          Asset Allocation

          The Lifecycle Funds may not achieve their target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in a Lifecycle Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in each Lifecycle Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause a Lifecycle Fund to not meet its investment objective. A Lifecycle Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. Periodic rebalancing of a Lifecycle Fund’s allocation can cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Underlying Funds and the Lifecycle Funds.

          Equity Securities

          Each of the Lifecycle Funds invests to some degree in equity securities through certain Underlying Funds. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Funds may increase or decrease as a result of their interest in equity securities. More specifically, an investment in equity securities is subject to the following investment risks, among others:

          Market Risk. This is the risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that an Underlying Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and

48  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Funds may undergo an extended period of decline.

          Company Risk (often called Financial Risk). This is the risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

          Style Risk. Some of the Underlying Funds in which the Lifecycle Funds invest use either a growth or value investing style. Investing pursuant to a particular style carries the risk that either style may be out of favor in the marketplace for various periods of time, leading to significant declines in an Underlying Fund’s portfolio value. More specifically, Underlying Funds with a growth investing style, like the Large-Cap Growth Fund or the Enhanced Large-Cap Growth Index Fund, may be invested in growth stocks with higher valuations that make them more volatile. For example, a growth stock’s value may experience a larger decline on a lower earnings forecast or a negative event or market development. Also, a growth stock’s expected higher earnings growth may not occur or be able to be sustained. Underlying Funds with a value investing style, like the Large-Cap Value Fund or the Enhanced Large-Cap Value Index Fund, may be invested in securities believed to be undervalued, which may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and do not perform as anticipated.

          Large-Cap Risk. This is the risk that, by focusing on securities of larger companies, an Underlying Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

          Small-Cap/Mid-Cap Risk. Each of the Lifecycle Funds may include an allocation to the Small-Cap Equity, the Mid-Cap Growth Fund or the Mid-Cap Value Fund, which are Underlying Funds that invest primarily in the equity securities of small or medium-sized companies. In addition, other Underlying Funds may invest in small-or medium-sized company securities to some degree. Small and medium-sized company securities may experience greater fluctuations in price than the securities of larger companies. From time to time, small- or medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities of small and medium-sized companies that an Underlying Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of small and medium-sized companies are sometimes greater than those of more widely traded securities.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  49

          Foreign Investment Risk. Each of the Lifecycle Funds includes an allocation to the International Equity Fund and the Enhanced International Equity Index Fund, which are Underlying Funds investing primarily in foreign securities. In addition, other Underlying Funds may invest to some extent in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investments involve special risks arising from the following events or circumstances: (1) changes in currency exchange rates; (2) the imposition of market controls or currency exchange controls; (3) the imposition of withholding taxes on dividends and interest; (4) the seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) a foreign government restricting an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations. The risks described above often increase in countries with emerging markets.

          Index Risk. Each of the Lifecycle Funds may invest in the Enhanced International Equity Index Fund, the Enhanced Large-Cap Growth Index Fund and the Enhanced Large-Cap Value Index Fund (the “Enhanced Index Funds”) or in other Underlying Funds that may be managed to a specified index (collectively, “Underlying Index Funds”). Index risk is the risk that an Underlying Index Fund will not correspond to or may underperform its benchmark index for any period of time. Although each Underlying Index Fund attempts to use the investment performance of its index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Underlying Index Fund to match the performance of its index, or the ability of an Enhanced Index Fund to enhance its performance relative to that of its index, is adversely affected by the costs of buying and selling investments, as well as other expenses. Seeking enhanced results relative to an index may cause the Enhanced Index Funds to actually underperform their indices. Therefore, none of the Underlying Index Funds can guarantee that its performance will match, or in the case of the Enhanced Index Funds exceed, its index for any period of time.

          Active Management Risk. With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

50  Prospectus ▪ TIAA-CREF Lifecycle Funds  ▪ Retirement Class

          Quantitative Analysis Risk. With respect to Underlying Funds that are managed, in whole or in part, according to a quantitative investment methodology, including the Enhanced Index Funds, this is the risk that securities selected using quantitative analysis can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factors’ historical trends.

          Fixed-Income Securities

          A portion of the assets of each of the Lifecycle Funds is allocated to Underlying Funds investing primarily in fixed-income securities. An investment in fixed-income securities is subject to the following risks, among others:

          Income Volatility Risk. This refers to the risk that the level of current income from a portfolio of fixed-income securities will decline because of falling interest rates.

          Credit Risk (a type of Company Risk). This is the risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing an Underlying Fund to lose some or all of its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning. The High-Yield Fund invests primarily in higher-yielding fixed-income securities that are rated below investment-grade by rating agencies. Credit risk is heightened in the case of these high-yield instruments because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult for the High-Yield Fund to purchase or sell.

          Market Volatility and Liquidity Risk (types of Market Risk). Trading activity in fixed-income securities in which the Underlying Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for an Underlying Fund to properly value assets represented by such securities.

          Call Risk. This is the risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Underlying Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Underlying Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested.

          Interest Rate Risk (a type of Market Risk). This is the risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  51

(particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

          Prepayment Risk. The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing an Underlying Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by an Underlying Fund can result in losses to investors in the Fund.

          Extension Risk. The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by an Underlying Fund can result in losses to investors in the Fund.

          Special Risks Relating to Inflation-Indexed Bonds. The risk that interest payments on inflation-indexed bonds fall because of a decline in inflation (or deflation). There is also a risk that the market values of inflation-indexed bonds may fall because of a decline in inflation (or deflation) or changes in investors’ inflation expectations. Another risk is that the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation.

          Active Management Risk. With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

         Derivatives

          Underlying Funds that invest in options, futures, swaps and other types of derivative instruments are subject to the risk that the prices of certain derivatives may not correlate perfectly with the prices or performance of the underlying

52  Prospectus ▪ TIAA-CREF Lifecycle Funds  ▪ Retirement Class

securities, currencies or other assets. Derivatives also present the risk of default by the other party to the derivative instrument. A liquid secondary market for over-the-counter derivatives such as options and swaps may not be available at a particular time. In addition, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of an Underlying Fund than if it had not entered into any derivatives transactions.

NON-PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

         The Equity Funds

          The Underlying Funds of the Trust that invest primarily in equity securities—the Growth Equity Fund, the Growth & Income Fund, the Mid-Cap Growth Fund, the Mid-Cap Value Fund, the Enhanced Large-Cap Growth Index Fund, the Enhanced Large-Cap Value Index Fund, the Enhanced International Equity Index Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Equity Fund and the International Equity Fund (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These short-term investments help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

          Each Equity Fund also may buy and sell (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Equity Funds may use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit an Underlying Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Equity Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as ETFs. The Lifecycle Funds may also invest in ETFs, as well as ETNs, for investment exposure, cash management hedging or short-term defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of asset classes, securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When the Equity Funds or the Lifecycle Funds invest in ETFs, ETNs or other Underlying Funds that are not offered by the Trust

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  53

(“Unaffiliated Underlying Funds”), they will bear a proportionate share of expenses charged by these pools or products to their investors.

          The Equity Funds may also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFDs”), an arrangement where the return is linked to the price movement of an underlying security or a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with a particular Fund’s investment objective, restrictions and policies, as well as current regulations.

         The Fixed-Income Funds

          The Underlying Funds of the Trust that invest primarily in fixed-income securities—the Bond Fund, the Bond Plus Fund, the Inflation-Linked Bond Fund, the High-Yield Fund and the Short-Term Bond Fund (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, these Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures as well as risk management. The Fixed-Income Funds intend to use options and futures primarily as a hedging technique or for cash management. To manage currency risk, these Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

         Investments for Temporary Defensive Purposes

          Each Underlying Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Underlying Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

PORTFOLIO HOLDINGS

          A description of the Lifecycle Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Lifecycle Funds’ SAI.

PORTFOLIO TURNOVER

          While each Lifecycle Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocation. Therefore, a Lifecycle Fund may sell shares of Underlying Funds regardless of how long they have been held. Although a Lifecycle

54  Prospectus ▪ TIAA-CREF Lifecycle Funds  ▪ Retirement Class

Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust, it may bear brokerage commissions or other transaction costs when it transacts in shares of Unaffiliated Underlying Funds. A high “portfolio turnover rate” for a Lifecycle Fund with respect to its holdings of ETFs, ETNs and other Underlying Funds that are not offered by the Trust generally will result in greater brokerage commission expenses or other transaction costs borne by the Lifecycle Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for a Lifecycle Fund may cause the Lifecycle Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Lifecycle Funds are not subject to a specific limitation on portfolio turnover and are generally not managed to minimize tax burdens of shareholders.

          An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate for an Underlying Fund generally will result in greater brokerage commission expenses borne by the Lifecycle Fund and, ultimately, by shareholders. Also, Underlying Funds with high turnover rates may be more likely to generate capital gains that must be distributed to the Lifecycle Fund, and, ultimately to shareholders, as taxable income. None of the Underlying Funds of the Trust are subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

SHARE CLASSES

          Each Lifecycle Fund offers Retirement Class shares and Institutional Class shares. The Lifecycle Retirement Income Fund also offers Retail Class shares. Each Lifecycle Fund’s investments are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. Please see the respective Prospectuses for each of the classes for more information about those classes, including eligibility requirements. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Lifecycle Funds if you have questions or would like assistance in determining which class is right for you.

INVESTMENT ADVISER

          Advisors manages the assets of the Lifecycle Funds under the supervision of the Board of Trustees of the Trust. Advisors is an indirect wholly-owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching, and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  55

Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the other series of the Trust, including the Underlying Funds of the Trust. The personnel of Advisors also manage the investment accounts of CREF through TIAA-CREF Investment Management, LLC (“Investment Management”), an affiliated investment advisor. As of December 31, 2008, Advisors and Investment Management together had approximately $158 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Funds offered in this Prospectus, however, pay the management fees and other expenses that are described in the table in the Fees and Expenses section. The fees paid by the Funds to Advisors and its affiliates are intended to compensate these service providers for their services to the Funds and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the Funds.

          Advisors’ duties include developing and administering the asset allocation program for each Lifecycle Fund. In managing the Underlying Funds, Advisors conducts research, recommends investments and places orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Lifecycle Funds and the Underlying Funds of the Trust, such as the custodian and transfer agent.

          Under the terms of an Investment Management Agreement between the Trust and Advisors, Advisors is entitled to a fee at an annual rate of 0.10% of the average daily net assets of each Lifecycle Fund. Advisors has contractually agreed to waive this management fee on the Lifecycle Funds through January 31, 2010. Due to these waivers, Advisors received no management fees from the Lifecycle Funds during the 2008 fiscal year.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Investment Management Agreement for the Lifecycle Funds is available in the Funds’ annual report for the fiscal year ended September 30, 2008. For a free copy, please call 800 842-2776, visit the Funds’ website at www.tiaa-cref.org/mfs or visit the SEC’s website at www.sec.gov.

          The Lifecycle Funds are managed by a team of investment professionals who are jointly responsible for the day-to-day management of the Funds. Information about the managers responsible for the Lifecycle Funds is set forth below.

56  Prospectus ▪ TIAA-CREF Lifecycle Funds  ▪ Retirement Class

			Total Experience (since dates specified below)

Name & Title	Role	Experience Over Past Five Years	At TIAA	Total Years	On Team

John M. Cunniff, CFA Managing Director	Asset Allocation (allocation strategies)	Advisors, TIAA and its affiliates – 2006 to Present (quantitative portfolio manager); Morgan Stanley Investment Management – 2001 to 2006 (U.S. Research Director (oversight of equity research analysis team for U.S. market segments))	2006	1992	2006

Hans L. Erickson, CFA Managing Director	Asset Allocation (general oversight)	Advisors, TIAA and its affiliates – 1996 to Present (oversight responsibility for all quantitative equity strategies, equity index funds and asset allocation funds)	1996	1988	2006

Pablo Mitchell Director	Asset Allocation (daily portfolio management)	Advisors, TIAA and its affiliates – 2004 to Present (quantitative portfolio manager; various quantitative equity research responsibilities); Thomson Vestek – 2003 to 2004 (senior quantitative researcher for equity and fixed-income performance analysis and risk modeling)	2004	2003	2006

          The Lifecycle Funds’ SAI provides additional disclosure about the compensation structure of each of the Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Funds they manage.

OTHER SERVICES

          The Lifecycle Funds have a separate service agreement with Advisors (the “Retirement Class Service Agreement”) pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with offering Retirement Class shares on retirement plan or other platforms. Under the Retirement Class Service Agreement, the Retirement Class of each Fund pays monthly a fee to Advisors at an annual rate of 0.25% of average daily net assets, which is reflected as part of “Other Expenses” in the Fee and Expenses section of this Prospectus. Advisors may rely on affiliated or unaffiliated persons to fulfill its obligations under the Retirement Class Service Agreement.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  57

DISTRIBUTION ARRANGEMENTS

          TPIS is the principal underwriter of the Lifecycle Funds and distributes their shares. TPIS may enter into agreements with other intermediaries, including its affiliated broker/dealer, TIAA-CREF Individual & Institutional Services, LLC (“Services”), to sell shares of each Lifecycle Fund. TPIS may seek reimbursement under the distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of Retail Class shares. In addition, TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Institutional Class shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. More information about these distribution arrangements appears in the Statement of Additional Information.

          The Trust has adopted a Distribution Plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act for Retirement Class shares of the Lifecycle Funds. Under the Distribution Plan, the Trust may reimburse TPIS for all or part of certain expenses that are incurred in connection with the promotion and distribution of the Retirement Class shares of the Lifecycle Funds, up to an annual rate of 0.05% of the average daily net asset value of Retirement Class shares of the Lifecycle Funds. Fees to be paid with respect to the Retirement Class of the Fund under the Distribution Plan will be calculated daily and paid monthly. The annual fees payable with respect to Retirement Class shares of the Lifecycle Funds are intended to reimburse TPIS for expenses it incurs promoting the sale of shares and providing ongoing servicing and maintenance of accounts of Fund shareholders, including salaries and other expenses relating to the account servicing efforts. Because these fees are paid out of a Lifecycle Fund’s Retirement Class assets on an ongoing basis, over time they will increase the cost of a shareholder’s investment and may cost more than paying other types of sales charges. TPIS has contractually agreed not to seek any reimbursements from the Lifecycle Funds under the Distribution Plan through at least January 31, 2010. This agreement may be amended or terminated at any time by the Board of Trustees.

CALCULATING SHARE PRICE

          Each Lifecycle Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for each Lifecycle Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). The Lifecycle Funds do not price their shares on days that the NYSE is closed. Each Lifecycle Fund computes its NAV by calculating the value of the Fund’s assets, less its liabilities, and computes its NAV per share by dividing its NAV allocable to each share class by the number of outstanding shares of that class. The assets of each Lifecycle Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs in the case of mutual funds. The values of any shares of Unaffiliated Underlying Funds held by a Lifecycle Fund are based on the market value of the shares. Therefore, the

58  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

share price of each of the Lifecycle Funds is determined based on the NAV per share or market value per share of each of the Underlying Funds (and the value of any other assets and liabilities of the Lifecycle Funds).

          To value securities and other instruments held by the Underlying Funds of the Trust (other than for the Money Market Fund), such Underlying Funds usually use market quotations or values obtained from independent pricing services to value such assets. Fixed-income securities with remaining maturities of 60 days or less that are held by the Underlying Funds of the Trust are generally valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. Such Underlying Funds may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ discretion) occur between the time when its price is determined and the time a Fund’s NAV is calculated. Like the Lifecycle Funds, the Underlying Funds of the Trust do not price their shares on dates when the NYSE is closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE is closed. For example, the Underlying Funds of the Trust might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before an Underlying Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities may see more of their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Underlying Funds of the Trust may fair value certain foreign securities when it is felt that the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The values of any securities of Unaffiliated Underlying Funds held by a Lifecycle Fund are based on the market value of the securities. The Lifecycle Funds use fair

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  59

value pricing to value securities of Unaffiliated Underlying Funds under the same circumstances that the Underlying Funds of the Trust use fair value pricing to value their portfolio securities, as described above. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate a Lifecycle Fund’s NAV.

          Money market instruments (other than those held by the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          To calculate the Money Market Fund’s NAV per share, its portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Money Market Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

          Each Lifecycle Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Lifecycle Fund and capital gains realized from the sale of securities. The following table shows how often each Lifecycle Fund plans to pay dividends:

Fund	Dividend Paid

Lifecycle 2010 Fund	Annually
Lifecycle 2015 Fund	Annually
Lifecycle 2020 Fund	Annually
Lifecycle 2025 Fund	Annually
Lifecycle 2030 Fund	Annually
Lifecycle 2035 Fund	Annually
Lifecycle 2040 Fund	Annually
Lifecycle 2045 Fund	Annually
Lifecycle 2050 Fund	Annually
Lifecycle Retirement Income Fund	Quarterly

          Any net capital gains from the Lifecycle Funds are intended to be paid once a year.

          Dividends and capital gain distributions paid to Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional Retirement Class shares of the particular Lifecycle Fund. All other Retirement Class shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

60  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

1.

Reinvestment Option, Same Fund. The Lifecycle Funds automatically reinvest your dividend and capital gain distributions in additional shares of the Lifecycle Funds. Unless you elect otherwise, this will be your default distribution option.

2.

Reinvestment Option, Different Fund. The Lifecycle Funds automatically reinvest your dividend and capital gain distributions in additional shares of another Lifecycle Fund in which you already hold shares.

3.	Income-Earned Option. The Lifecycle Funds automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. The Lifecycle Funds automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On each Lifecycle Fund’s distribution date, the Fund makes distributions on a per share basis to shareholders who hold and have paid for Fund shares on the record date. The Lifecycle Funds do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

TAXES

          As with any investment, you should consider how your investment in any Lifecycle Fund will be taxed.

          Taxes on Dividends and Distributions. Unless you are tax-exempt or hold Lifecycle Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Lifecycle Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from each Fund will be sent to you and the Internal Revenue Service (“IRS”). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are scheduled to apply through 2010. Whether a capital gain distribution is considered long-term or short-term depends on how long the Lifecycle Fund held the securities that led to the gain.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  61

          A portion of ordinary income dividends paid by a Lifecycle Fund to non-corporate investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified dividend income received by a Lifecycle Fund from the Underlying Funds. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in a Lifecycle Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the SAI.

          Taxes on Transactions. Unless a transaction involves Lifecycle Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Lifecycle Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup Withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Lifecycle Funds are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Lifecycle Funds are also required to begin backup withholding if instructed by the IRS to do so.

          Buying a Dividend. If you buy shares just before a Lifecycle Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Lifecycle Fund for $10.00 per share the day before the Lifecycle Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you held your shares through a tax deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of Foreign Taxes. Foreign governments may impose taxes on a Lifecycle Fund and its Underlying Funds and their investments and these taxes generally will reduce such Lifecycle Fund’s distributions.

          Other Restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In an effort to adhere to these requirements, a Lifecycle Fund or an Underlying Fund may have to limit its investment in some types of instruments.

62  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

          Special Considerations for Certain Institutional Investors. If you are a corporate investor, a portion of the dividends from net investment income paid by a Lifecycle Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income that the Fund receives from the Underlying Funds. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes Related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax advisor.

          Other Tax Matters. Certain investments of the Funds, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause a Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in a Lifecycle Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax advisor about the effect of your investment in a Lifecycle Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING OR EXCHANGING SHARES

          Retirement Class Eligibility

          Retirement Class shares of the Lifecycle Funds are offered through accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code, that are sponsored or administered by TIAA-CREF. Retirement Class shares also may be offered through custody accounts sponsored or administered by TIAA-CREF that are established by individuals as IRAs pursuant to section 408 of the Code. In addition, Retirement Class shares of the Lifecycle Funds are available for purchase by or through certain intermediaries who have entered into a contract or arrangement with the Lifecycle Funds, or their investment adviser or distributor that enables them to purchase shares on behalf of their clients. Collectively, intermediaries that are unaffiliated with TIAA-

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  63

CREF and/or that do not provide custodial services to plans administered by TIAA-CREF, but that have contracted with the Trust or its affiliates to offer Retirement Class shares of the Lifecycle Funds are referred to as “Eligible Investors” in the rest of this Prospectus.

HOW TO PURCHASE SHARES

          For Participants Purchasing Shares through a Plan or Account Administered by TIAA-CREF:

          If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of Retirement Class shares of the Lifecycle Funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

          You may direct the purchase of Retirement Class shares of the Lifecycle Funds by allocating single or ongoing retirement plan contribution amounts made on your behalf by your employer pursuant to the terms of your plan or through a currently effective salary or payroll reduction agreement with your employer to a particular Lifecycle Fund or Funds offering Retirement Class shares (see “Allocating Retirement Contributions to a Fund” below). You may also direct the purchase of Retirement Class shares of the Lifecycle Funds by reinvesting retirement plan proceeds that were previously invested in another investment vehicle available under your employer’s plan.

          The Lifecycle Funds impose no minimum investment requirement for Retirement Class shares. The Lifecycle Funds also do not currently restrict the frequency of investments made in the Lifecycle Funds by participant accounts, although the Lifecycle Funds reserve the right to impose such restrictions in the future. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Lifecycle Funds will only accept accounts with a U.S. address of record. The Lifecycle Funds will not accept a P.O. Box as an account’s address of record. Each investment in your participant account must be for a specified dollar amount. All other requests, including those specifying a certain price, date, or number of shares, will not be deemed to be in “good order” (see below) and will not be accepted by the Lifecycle Funds.

          The Funds have the right to reject your custody application and to refuse to sell additional Retirement Class shares of any Lifecycle Fund to any investor for any reason. The Lifecycle Funds treat all orders to purchase Retirement Class shares as being received when they are received in “good order” by the Lifecycle Funds’ transfer agent (or other authorized Fund agent) (see below). The Lifecycle Funds may suspend or terminate the offering of Retirement Class shares of one or more Lifecycle Funds to your employer’s plan.

64  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

          Allocating Retirement Contributions to a Lifecycle Fund

          If you are just starting out and are initiating contributions to your employer’s plan, you may allocate single or ongoing contribution amounts to Retirement Class shares of the Lifecycle Funds by completing an account application or enrollment form (paper or online) and selecting the Lifecycle Funds you wish to invest in and the amounts you wish to contribute to the Lifecycle Funds. You may be able to change your allocation for future contributions by:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Lifecycle Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the TIAA-CREF Funds at: 800 914-8922; or

•	writing to the TIAA-CREF Funds at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          Opening an IRA or Keogh Account

          Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Retirement Class shares for their account. For more information about opening an IRA, please call the Lifecycle Funds’ Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. The Lifecycle Funds reserve the right to limit the ability of IRA and Keogh accounts to purchase the Retirement Class of certain Lifecycle Funds.

          For Eligible Investors and Their Clients:

          Eligible Investors may invest directly in the Lifecycle Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Lifecycle Funds will only accept accounts with a U.S. address of record. The Lifecycle Funds will not accept a P.O. Box as the address of record.

          There may be circumstances when the Lifecycle Funds will not accept new investments in one or more of the Lifecycle Funds. The Lifecycle Funds reserve the right to suspend or terminate the offering of shares by one or more Funds at any time without prior notice. The Lifecycle Funds also reserve the right to reject any application or investment or any other specific purchase request.

          The Lifecycle Funds do not impose minimum investment requirements. However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee benefit plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  65

investment requirements for their customers’ investments in Retirement Class shares. Please contact your intermediary or plan sponsor for more information.

          The Lifecycle Funds consider all purchase requests to be received when they are received in “good order” by the Lifecycle Funds’ transfer agent (or other authorized Fund agent) (see below). The Lifecycle Funds will not accept third-party checks. (The Funds consider any check not made payable directly to TIAA-CREF Lifecycle Funds as a third-party check.) The Lifecycle Funds cannot accept checks made out to you or other parties and signed over to the Funds. The Lifecycle Funds will not accept payment in the following forms: travelers’ checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Lifecycle Funds will not accept corporate checks for investment into non-corporate accounts.

          To open an account or purchase shares by wire:

          Eligible Investors should instruct their bank to wire money to:

                    State Street Bank
                    225 Franklin Street
                    Boston, MA 02110
                    ABA Number 011000028
                    DDA Number 9905-454-6

          Specify on the wire:

•	The TIAA-CREF Lifecycle Funds – Retirement Class;

•	Account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Lifecycle Fund account number if existing);

•	The Lifecycle Fund or Funds in which you want to invest, and amount per Lifecycle Fund to be invested

          To buy additional shares by wire, Eligible Investors should follow the instructions above for opening an account or purchasing shares by wire. Once a Lifecycle Fund account has been opened, shareholders do not have to send the Funds an application again.

          Points to Remember for All Purchases by Eligible Investors:

•

Each investment by an Eligible Investor in Retirement Class shares of the Lifecycle Funds must be for a specified dollar amount. The Lifecycle Funds cannot accept purchase requests specifying a certain price, date, or number of shares; such requests will be deemed to be not in “good order” (see below) and the Lifecycle Funds will return the money you sent.

•

If you invest in the Retirement Class of the Lifecycle Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Lifecycle Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

66  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

•

If the Lifecycle Funds do not receive good funds through wire transfer, they will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Lifecycle Funds or Advisors and you may be subject to investment losses and tax consequences on such a redemption. If you are already a shareholder, the Lifecycle Funds can redeem shares from any of your account(s) as reimbursement for all losses. The Lifecycle Funds also reserve the right to restrict you from making future purchases in any of the Lifecycle Funds.

•

Federal law requires the Lifecycle Funds to obtain, verify and record information that identifies each person who opens an account. Until the Lifecycle Funds receive such information, the Lifecycle Funds may not be able to open an account or effect transactions for you. Furthermore, if the Lifecycle Funds are unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed potential criminal activity has been identified, the Lifecycle Funds reserve the right to take such action as deemed appropriate, which may include closing your account.

•	Your ability to purchase shares may be restricted due to limitations on exchanges, including limitations related to the Lifecycle Funds’ Market Timing/Excessive Trading Policy (see below).

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares by Eligible Investors

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash) if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Lifecycle Fund are not subject to any restrictions upon their sale by the Lifecycle Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Lifecycle Fund’s investment restrictions. If the Lifecycle Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact the Lifecycle Funds, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

HOW TO REDEEM SHARES

          For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          TIAA-CREF participants may redeem (sell) your Retirement Class shares at any time, subject to the terms of your employer’s plan and Eligible Investors can

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  67

redeem (sell) their Retirement Class shares at any time. A redemption can be part of an exchange.

          To request a redemption, you can do one of the following:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	call a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	fax the Lifecycle Funds at: 800 914-8922; or

•	write to the Lifecycle Funds at: TIAA-CREF Lifecycle Funds, P.O. Box 1259, Charlotte, NC 28201.

          You may be required to complete and return certain forms to effect your redemption. Before you complete your redemption request, please make sure you understand the possible federal and other income tax consequences of a redemption.

          Pursuant to a TIAA-CREF participant’s instructions, the Lifecycle Funds reinvest redemption proceeds in (1) Retirement Class shares of other Lifecycle Funds available under your plan, or (2) shares of other mutual funds available under your plan. Redemptions are effected as of the day that the Lifecycle Funds’ transfer agent (or other authorized Fund agent) receives your request in “good order” (see below), and your participant or IRA account will be credited within seven days thereafter. If a redemption is requested after a recent purchase of Retirement Class shares by check, the Lifecycle Funds may delay payment of the redemption proceeds until the check clears. This can take up to ten days. If you request a distribution of redemption proceeds from your participant account, the Lifecycle Funds will send the proceeds (minus any applicable Redemption Fee) by check to the address of record, or by wire to the bank account of record. If you want to send the redemption proceeds elsewhere, you must instruct the Lifecycle Funds by letter and generally include a Medallion Signature Guarantee for each shareholder.

          The Lifecycle Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          For Eligible Investors and Their Clients:

          Eligible Investors can redeem (sell) their Retirement Class shares at any time.

          If your shares are held through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares held through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor. Redemption requests generally must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees of each owner on the account (if required), and any other required supporting legal documentation.

          The Lifecycle Funds will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those

68  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

specifying a certain price or date, will not be deemed to be in “good order” (see below) and will be returned.

          If you hold shares through an Eligible Investor, like a plan or intermediary, please contact the Eligible Investor for redemption requests.

          Usually, the Funds send redemption proceeds to the Eligible Investor on the next business day after the Funds receive a redemption request in “good order” by the Lifecycle Funds’ transfer agent (or other authorized Fund agent) (see below), but not later than seven days afterwards. If a redemption is requested shortly after a recent purchase by check, it may take 10 calendar days for your check to clear and for your shares to be available for redemption.

          The Lifecycle Funds can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          The Lifecycle Funds generally send redemption proceeds (minus any applicable Redemption Fee) to the Eligible Investor at the address of record or bank account of record. If proceeds are to be sent to someone else, a different address or a different bank or if an Eligible Investor requests a redemption within 30 days of changing its address, the Lifecycle Funds generally may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee for each account holder or for all owners exactly as registered on the account, as appropriate (see below). The Lifecycle Funds can send the redemption proceeds by check to the address of record or by wire transfer.

          In-Kind Redemptions of Shares

          Certain large redemptions of Lifecycle Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, an Eligible Investor redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Lifecycle Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Fund’s or Underlying Fund’s entire portfolio. The securities you receive will be selected by the Lifecycle Fund in its discretion. The Eligible Investor receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  69

HOW TO EXCHANGE SHARES

          For Participants Holding Shares through a Plan or Account Administered by TIAA-CREF:

          Subject to the limitations outlined below and any limitations under your employer’s plan, you may exchange Retirement Class shares of a Lifecycle Fund for Retirement Class shares of another fund available under the plan (including other Lifecycle Funds or other series of the Trust, if available). An “exchange” means:

•

a sale of Retirement Class shares of one Lifecycle Fund held in your participant or IRA account and the use of the proceeds to purchase Retirement Class shares of another Lifecycle Fund or other fund for your account;

•

a sale of interests in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity, and the use of the proceeds to purchase an equivalent dollar amount of Retirement Class shares of a Lifecycle Fund for your participant, IRA or Annuity account;

•

a sale of Retirement Class shares held in a participant account and the use of the proceeds to purchase an interest in a CREF Account, the TIAA Real Estate Account, or the TIAA Traditional Annuity. Because interests in a CREF Account, a TIAA Real Estate Account, and the TIAA Traditional Annuity are not offered through participant accounts, you must withdraw redemption proceeds held in your participant account and use them to purchase one of these investments.

          You can make exchanges in any of the following ways:

•	using the TIAA-CREF Web Center at www.tiaa-cref.org;

•	calling the Lifecycle Funds’ Automated Telephone Service (available 24 hours a day) at 800 842-2252;

•	calling a TIAA-CREF representative (available weekdays from 8:00 a.m. Eastern Time to 10:00 p.m. Eastern Time and Saturdays from 9:00 a.m. Eastern Time to 6:00 p.m. Eastern Time) at 800 842-2776;

•	faxing the Lifecycle Funds at: 800 914-8922; or

•	writing to the Lifecycle Funds at: TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201.

          The Lifecycle Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Lifecycle Fund, including if it is considered to be market-timing activity.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the Lifecycle Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

70  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

          For Eligible Investors and Their Clients:

          Eligible Investors can exchange Retirement Class shares in a Lifecycle Fund for Retirement Class shares of any other Lifecycle Fund or Retirement Class shares of any other series of the Trust at any time, subject to the limitations described in the Lifecycle Funds’ Market Timing/Excessive Trading Policy below. (An exchange is a simultaneous redemption of shares in one fund and a purchase of shares in another fund.)

          If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements.

          Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore, may be a taxable event.

          The Lifecycle Funds reserve the right to reject any exchange request and to modify, suspend or terminate the exchange privilege for any shareholder or class of shareholders. This may be done, in particular, when your transaction activity is deemed to be harmful to a Lifecycle Fund, including if it is considered to be market-timing activity.

          Shareholders who hold shares through an Eligible Investor like a plan or intermediary should contact the Eligible Investor for exchange requests. Once made, an exchange request cannot be modified or canceled.

          Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the Lifecycle Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

CONVERSION OF SHARES—APPLICABLE TO ALL INVESTORS

          A share conversion is a transaction where shares of one class of a Lifecycle Fund are exchanged for shares of another class of the same Fund. Share conversions can occur between each share class of a Lifecycle Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Lifecycle Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Lifecycle Funds’ transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of a Lifecycle Fund generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  71

          The Lifecycle Funds’ market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain Eligible Investors may not permit all types of share conversions. The Lifecycle Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Lifecycle Fund shares to another class and you hold your shares through a TIAA-CREF administered account, you may place an order for a share conversion by calling 800 223-1200. If you hold your shares through an Eligible Investor like a plan or intermediary, please contact the Eligible Investor regarding conversions. Please be sure to read the Prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Lifecycle Funds nor Advisors have any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Lifecycle Fund shares through them to make share conversions.

          Mandatory Conversions

          The Lifecycle Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Lifecycle Funds will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Lifecycle Funds’ transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Lifecycle Funds’ transfer agent (or other authorized Fund agent). This information and documentation generally includes the Lifecycle Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Lifecycle Funds, their transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Lifecycle Funds’ transfer agent (or other authorized Fund agent) to effect the purchase. The Lifecycle Funds, their transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

72  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

          Eligible Investors, such as intermediaries or plan sponsors, may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through an intermediary or plan sponsor, please contact them for their specific “good order” requirements.

          Share Price. If the Lifecycle Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Lifecycle Funds’ transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Lifecycle Fund shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

          Minimum Account Size. While there is currently no minimum account size for Retirement Class shares, the Lifecycle Funds reserve the right, without prior notice, to establish a minimum amount required to open, maintain or add to an account.

          Taxpayer Identification Number. Each Eligible Investor must provide its taxpayer identification number (which, for most individuals, is your Social Security number) to the Lifecycle Funds and indicate whether or not it is subject to back-up withholding. If an Eligible Investor does not furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

          Changing Your Address—Eligible Investors Only. To change the address on an Eligible Investor account, please send the Lifecycle Funds a written notification.

          Medallion Signature Guarantee—Eligible Investors Only. For some transaction requests (for example, when redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Lifecycle Funds may require a letter of instruction with a Medallion Signature Guarantee from each owner of record of an account. This requirement is designed to protect shareholders and the Lifecycle Funds from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of United States stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Lifecycle Funds directly.

          Transferring Shares—Eligible Investors Only. Eligible Investors may transfer ownership of their shares to another person or organization that also

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  73

qualifies to own Retirement Class shares or may change the name on their account by sending the Lifecycle Funds written instructions. Generally, each registered owner of the account must sign the request and provide a Medallion Signature Guarantee. When the name on an account is changed, shares in that account are transferred to a new account.

          Customer Complaints—Eligible Investors Only. Customer complaints may be directed to TIAA-CREF Lifecycle Funds, 730 Third Ave., New York, NY 10017-3206, attention: Director, Distribution Operations Services, Mail Stop 730/06/41.

          TIAA-CREF Web Center and Telephone Transactions. The Lifecycle Funds are not liable for losses from unauthorized TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Lifecycle Funds require the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given through TIAA-CREF’s Web Center or by telephone are genuine. The Lifecycle Funds also tape record telephone instructions and provide written confirmations of such instructions. The Lifecycle Funds accept all telephone instructions that are reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Lifecycle Funds may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

MARKET TIMING/EXCESSIVE TRADING POLICY—APPLICABLE TO ALL INVESTORS

          There are shareholders who may try to profit from making transactions back and forth among the Lifecycle Funds in an effort to “time” the market. As money is shifted in and out of the Lifecycle Funds, the Underlying Funds may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Underlying Fund and Lifecycle Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Lifecycle Funds are not appropriate for such market timing and you should not invest in the Funds if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a shareholder redeems or exchanges any monies out of a Lifecycle Fund, subsequently purchases or exchanges any monies back into that same Lifecycle Fund and then redeems or exchanges any monies out of that same Lifecycle Fund, the shareholder will not be permitted to transfer back into that same Fund through a purchase or exchange for 90 calendar days.

          The Lifecycle Funds’ market timing policies and procedures will not be applied to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions,

74  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by the Lifecycle Funds’ management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Lifecycle Funds’ management. The Lifecycle Funds’ management may also waive the market timing policies and procedures when it is believed that such a waiver is in a Lifecycle Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Lifecycle Funds also reserve the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to a Lifecycle Fund’s efficient portfolio management. The Lifecycle Funds also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Lifecycle Funds have discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

          The Lifecycle Funds’ holdings of Unaffiliated Underlying Funds are fair valued, as necessary, and the portfolio securities of the Underlying Funds of the Trust are fair valued, as necessary (most frequently their international holdings), in each case to help ensure that a portfolio security’s true value is reflected in the Lifecycle Funds’ NAVs, thereby minimizing any potential stale price arbitrage.

          The Lifecycle Funds seek to apply their specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exceptions noted above). The Lifecycle Funds make reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Lifecycle Funds may agree to defer to an intermediary’s market timing policy if the Funds’ management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Lifecycle Funds have the right to modify their market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether a Lifecycle Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated a Lifecycle Fund’s market timing policies.

          The Lifecycle Funds are not appropriate for market timing. You should not invest in the Lifecycle Funds if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Lifecycle Funds or the Underlying Funds or their agents will be able to identify such shareholders or curtail their trading practices.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  75

          If you invest in a Lifecycle Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

ELECTRONIC PROSPECTUSES

          If you received this Prospectus electronically and would like a paper copy, please contact the Lifecycle Funds and one will be sent to you.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Index, Russell 2000® Index, Russell 3000® Index, Russell 1000® Growth Index, Russell 1000® Value Index, Russell Midcap® Growth Index and Russell Midcap® Value Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

          The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to changes in prevailing interest rates, with a longer duration indicating more volatility. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value

76  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

(i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States; (2) companies having their principal business operations outside of the United States; (3) companies organized outside the United States; and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: A bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default.

Investment Glidepath: The general movement of the target allocations of the Lifecycle Funds (other than the Lifecycle Retirement Income Fund) from Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities as a Fund’s target retirement year approaches, as well as after that target retirement year is reached.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization or unrated securities that Advisors determines are of comparable quality.

Short-Term Fixed Income: Fixed Income Securities with maturities from less than one year to five years.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Lifecycle Funds’ financial performance for the past five years (or, if a Fund has not been in operation for five years, since commencement of operations). Certain information reflects financial results for a single share of a Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions).

          These financial highlights have been audited by PricewaterhouseCoopers LLP, the Lifecycle Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available without charge upon request.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  77

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2010 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.04	$10.99	$10.61	$9.92		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.37	0.34	0.36	0.26		0.26
Net realized and unrealized gain (loss) on total investments	(1.95)	0.98	0.29	0.70		0.62

Total gain (loss) from investment operations	(1.58)	1.32	0.65	0.96		0.88

Less distributions from:
Net investment income	(0.34)	(0.24)	(0.25)	(0.27)		(0.27)
Net realized gains	(0.06)	(0.03)	(0.02)	—	(d)	—	(d)

Total distributions	(0.40)	(0.27)	(0.27)	(0.27)		(0.27)

Net asset value, end of period	$10.06	$12.04	$10.99	$10.61		$10.61

TOTAL RETURN	(13.59)%	12.21%	6.32%	9.76	%(b)	8.88	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$351,907	$255,875	$59,699	$3,770		$3,770
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.46%	0.48%	0.69%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	3.27%	2.93%	3.32%	2.57	%(c)	2.53	%(c)
Portfolio turnover rate	26%	12%	13%	11	%(b)	11	%(b)

See notes to financial highlights.

78  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2010 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.83	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.22
Net realized and unrealized gain (loss) on total investments	(1.71)	0.61

Total gain (loss) from investment operations	(1.39)	0.83

Less distributions from:
Net investment income	(0.36)	—
Net realized gains	(0.06)	—

Total distributions	(0.42)	—

Net asset value, end of period	$9.02	$10.83

TOTAL RETURN	(13.37)%	8.30	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$9,649	$3,735
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.17%	0.31	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	3.24%	3.04	%(c)
Portfolio turnover rate	26%	12	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  79

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2015 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.26	$11.06	$10.66	$9.90		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.35	0.32	0.31	0.26		0.26
Net realized and unrealized gain (loss) on total investments	(2.23)	1.16	0.40	0.79		0.69

Total gain (loss) from investment operations	(1.88)	1.48	0.71	1.05		0.95

Less distributions from:
Net investment income	(0.32)	(0.26)	(0.26)	(0.29)		(0.29)
Net realized gains	(0.07)	(0.02)	(0.05)	—	(d)	—	(d)

Total distributions	(0.39)	(0.28)	(0.31)	(0.29)		(0.29)

Net asset value, end of period	$9.99	$12.26	$11.06	$10.66		$10.66

TOTAL RETURN	(15.83)%	13.60%	6.80%	10.64	%(b)	9.54	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$295,996	$201,246	$53,660	$5,628		$5,628
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.47%	0.49%	0.61%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	3.08%	2.74%	2.91%	2.57	%(c)	2.54	%(c)
Portfolio turnover rate	22%	15%	6%	3	%(b)	3	%(b)

See notes to financial highlights.

80  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2015 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.88	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.33	0.18
Net realized and unrealized gain (loss) on total investments	(1.96)	0.70

Total gain (loss) from investment operations	(1.63)	0.88

Less distributions from:
Net investment income	(0.34)	—
Net realized gains	(0.07)	—

Total distributions	(0.41)	—

Net asset value, end of period	$8.84	$10.88

TOTAL RETURN	(15.57)%	8.80	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,896	$3,525
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.17%	0.32	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	3.36%	2.37	%(c)
Portfolio turnover rate	22%	15	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  81

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2020 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.48	$11.18	$10.71	$9.89		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32	0.29	0.29	0.21		0.21
Net realized and unrealized gain (loss) on total investments	(2.52)	1.28	0.48	0.91		0.80

Total gain (loss) from investment operations	(2.20)	1.57	0.77	1.12		1.01

Less distributions from:
Net investment income	(0.32)	(0.26)	(0.27)	(0.30)		(0.30)
Net realized gains	(0.09)	(0.01)	(0.03)	—	(d)	—	(d)

Total distributions	(0.41)	(0.27)	(0.30)	(0.30)		(0.30)

Net asset value, end of period	$9.87	$12.48	$11.18	$10.71		$10.71

TOTAL RETURN	(18.21)%	14.23%	7.30%	11.46	%(b)	10.24	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$277,700	$181,152	$45,193	$2,874		$2,874
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.48%	0.50%	0.70%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.32%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.87%	2.42%	2.66%	2.11	%(c)	2.07	%(c)
Portfolio turnover rate	20%	20%	1%	12	%(b)	12	%(b)

See notes to financial highlights.

82  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2020 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.89	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.13
Net realized and unrealized gain (loss) on total investments	(2.16)	0.76

Total gain (loss) from investment operations	(1.88)	0.89

Less distributions from:
Net investment income	(0.34)	—
Net realized gains	(0.09)	—

Total distributions	(0.43)	—

Net asset value, end of period	$8.58	$10.89

TOTAL RETURN	(17.95)%	8.90	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,618	$1,472
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.19%	0.43	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	2.91%	1.83	%(c)
Portfolio turnover rate	20%	20	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  83

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2025 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

Net asset value, beginning of period	$12.62	$11.24	$10.75	$9.87		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.30	0.26	0.25	0.19		0.19
Net realized and unrealized gain (loss) on total investments	(2.78)	1.42	0.55	1.01		0.88

Total gain (loss) from investment operations	(2.48)	1.68	0.80	1.20		1.07

Less distributions from:
Net investment income	(0.31)	(0.28)	(0.28)	(0.32)		(0.32)
Net realized gains	(0.08)	(0.02)	(0.03)	—	(d)	—	(d)

Total distributions	(0.39)	(0.30)	(0.31)	(0.32)		(0.32)

Net asset value, end of period	$9.75	$12.62	$11.24	$10.75		$10.75

TOTAL RETURN	(20.25)%	15.18%	7.59%	12.24	%(b)	10.78	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$246,043	$143,559	$34,164	$4,095		$4,095
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.49%	0.53%	0.73%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.64%	2.12%	2.25%	1.86	%(c)	1.83	%(c)
Portfolio turnover rate	17%	25%	3%	2	%(b)	2	%(b)

See notes to financial highlights.

84  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2025 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.93	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.11
Net realized and unrealized gain (loss) on total investments	(2.37)	0.82

Total gain (loss) from investment operations	(2.11)	0.93

Less distributions from:
Net investment income	(0.33)	—
Net realized gains	(0.08)	—

Total distributions	(0.41)	—

Net asset value, end of period	$8.41	$10.93

TOTAL RETURN	(20.04)%	9.30	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,096	$2,204
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.19%	0.38	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	2.63%	1.45	%(c)
Portfolio turnover rate	17%	25	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  85

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2030 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006		For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.81	$11.30	$10.74		$9.85		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.28	0.24	0.23		0.17		0.17
Net realized and unrealized gain (loss) on total investments	(3.03)	1.55	0.63		1.05		0.90

Total gain (loss) from investment operations	(2.75)	1.79	0.86		1.22		1.07

Less distributions from:
Net investment income	(0.32)	(0.26)	(0.27)		(0.33)		(0.33)
Net realized gains	(0.09)	(0.02)	(0.03)		—	(d)	—	(d)

Total distributions	(0.41)	(0.28)	(0.30)		(0.33)		(0.33)

Net asset value, end of period	$9.65	$12.81	$11.30		$10.74		$10.74

TOTAL RETURN	(22.21)%	16.07%	8.20%		12.55	%(b)	10.86	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$222,388	$128,768	$29,807		$3,017		$3,017
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.50%	0.55%	0.85%		0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%		0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.43%	1.94%	2.06%		1.72	%(c)	1.68	%(c)
Portfolio turnover rate	17%	29%	0	%(f)	5	%(b)	5	%(b)

See notes to financial highlights.

86  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2030 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.96	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.02
Net realized and unrealized gain (loss) on total investments	(2.58)	0.94

Total gain (loss) from investment operations	(2.32)	0.96

Less distributions from:
Net investment income	(0.33)	—
Net realized gains	(0.09)	—

Total distributions	(0.42)	—

Net asset value, end of period	$8.22	$10.96

TOTAL RETURN	(21.99)%	9.60	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$4,003	$1,735
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.19%	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	2.68%	0.33	%(c)
Portfolio turnover rate	17%	29	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  87

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2035 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$12.98	$11.38	$10.78	$9.83		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.25	0.21	0.19	0.16		0.16
Net realized and unrealized gain (loss) on total investments	(3.16)	1.68	0.73	1.14		0.97

Total gain (loss) from investment operations	(2.91)	1.89	0.92	1.30		1.13

Less distributions from:
Net investment income	(0.31)	(0.27)	(0.28)	(0.35)		(0.35)
Net realized gains	(0.08)	(0.02)	(0.04)	—	(d)	—	(d)

Total distributions	(0.39)	(0.29)	(0.32)	(0.35)		(0.35)

Net asset value, end of period	$9.68	$12.98	$11.38	$10.78		$10.78

TOTAL RETURN	(23.10)%	16.91%	8.62%	13.36	%(b)	11.43	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$197,256	$102,014	$19,426	$2,713		$2,713
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.51%	0.60%	1.03%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.22%	1.72%	1.76%	1.57	%(c)	1.53	%(c)
Portfolio turnover rate	17%	24%	1%	5	%(b)	5	%(b)

See notes to financial highlights.

88  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2035 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.00	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.07
Net realized and unrealized gain (loss) on total investments	(2.66)	0.93

Total gain (loss) from investment operations	(2.43)	1.00

Less distributions from:
Net investment income	(0.33)	—
Net realized gains	(0.08)	—

Total distributions	(0.41)	—

Net asset value, end of period	$8.16	$11.00

TOTAL RETURN	(22.94)%	10.00	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$3,569	$1,432
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.21%	0.55	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	2.35%	0.90	%(c)
Portfolio turnover rate	17%	24	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  89

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2040 FUND

	Retirement Class

	For the Year Ended September 30, 2008	For the Year Ended September 30, 2007	For the Year Ended September 30, 2006	For the Period October 15, 2004* to September 30, 2005		For the Period October 4, 2004† to September 30, 2005

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$13.16	$11.45	$10.81	$9.82		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.26	0.20	0.17	0.15		0.15
Net realized and unrealized gain (loss) on total investments	(3.21)	1.82	0.79	1.21		1.03

Total gain (loss) from investment operations	(2.95)	2.02	0.96	1.36		1.18

Less distributions from:
Net investment income	(0.31)	(0.28)	(0.27)	(0.37)		(0.37)
Net realized gains	(0.07)	(0.03)	(0.05)	—	(d)	—	(d)

Total distributions	(0.38)	(0.31)	(0.32)	(0.37)		(0.37)

Net asset value, end of period	$9.83	$13.16	$11.45	$10.81		$10.81

TOTAL RETURN	(23.09)%	17.93%	9.04%	13.93	%(b)	11.88	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$285,171	$141,996	$21,093	$2,066		$2,066
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.48%	0.57%	1.19%	0.46	%(c)	0.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25%	0.26%	0.33%	0.46	%(c)	0.46	%(c)
Ratio of net investment income to average net assets	2.21%	1.59%	1.50%	1.45	%(c)	1.41	%(c)
Portfolio turnover rate	16%	18%	17%	10	%(b)	10	%(b)

See notes to financial highlights.

90  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2040 FUND

	Institutional Class

	For the Year Ended September 30, 2008	For the Period January 17, 2007‡ to September 30, 2007

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$11.04	$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.23	0.06
Net realized and unrealized gain (loss) on total investments	(2.67)	0.98

Total gain (loss) from investment operations	(2.44)	1.04

Less distributions from:
Net investment income	(0.32)	—
Net realized gains	(0.07)	—

Total distributions	(0.39)	—

Net asset value, end of period	$8.21	$11.04

TOTAL RETURN	(22.87)%	10.40	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$5,714	$2,414
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	0.18%	0.44	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00%	0.00	%(c)
Ratio of net investment income to average net assets	2.39%	0.78	%(c)
Portfolio turnover rate	16%	18	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪  Retirement Class ▪ Prospectus  91

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2045 FUND

	Retirement Class		Institutional Class

	For the Period November 30, 2007** to September 30, 2008		For the Period November 30, 2007** to September 30, 2008

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.16		0.26
Net realized and unrealized gain (loss) on total investments	(2.38)		(2.47)

Total gain (loss) from investment operations	(2.22)		(2.21)

Less distributions from:
Net investment income	(0.22)		(0.22)
Net realized gains	—		—

Total distributions	(0.22)		(0.22)

Net asset value, end of period	$7.56		$7.57

TOTAL RETURN	(22.69	)%(b)	(22.57)	%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$3,287		$780
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	6.60	%(c)	6.40	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25	%(c)	0.00	%(c)
Ratio of net investment income to average net assets	2.23	%(c)	3.55	%(c)
Portfolio turnover rate	27	%(b)	27	%(b)

See notes to financial highlights.

92  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE 2050 FUND

	Retirement Class		Institutional Class

	For the Period November 30, 2007** to September 30 2008,		For the Period November 30, 2007** to September 30, 2008

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.20		0.27
Net realized and unrealized gain (loss) on total investments	(2.36)		(2.41)

Total gain (loss) from investment operations	(2.16)		(2.14)

Less distributions from:
Net investment income	(0.22)		(0.22)
Net realized gains	—		—

Total distributions	(0.22)		(0.22)

Net asset value, end of period	$7.62		$7.64

TOTAL RETURN	(22.08	)%(b)	(21.86	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$1,973		$783
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	7.70	%(c)	7.46	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.25	%(c)	0.00	%(c)
Ratio of net investment income to average net assets	2.75	%(c)	3.55	%(c)
Portfolio turnover rate	73	%(b)	73	%(b)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  93

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE RETIREMENT INCOME FUND

	Retail Class		Institutional Class		Retirement Class

	For the Period November 30, 2007** to September 30, 2008		For the Period November 30, 2007** to September 30, 2008		For the Period November 30, 2007** to September 30, 2008

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income (a)	0.32		0.34		0.31
Net realized and unrealized gain (loss) on total investments	(1.34)		(1.36)		(1.34)

Total gain (loss) from investment operations	(1.02)		(1.02)		(1.03)

Less distributions from:
Net investment income	(0.33)		(0.33)		(0.32)
Net realized gains	—		—		—

Total distributions	(0.33)		(0.33)		(0.32)

Net asset value, end of period	$8.65		$8.65		$8.65

TOTAL RETURN	(10.37	)%(b)	(10.37	)%(b)	(10.49	)%(b)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,171		$2,691		$4,800
Ratio of expenses to average net assets before expense reimbursement and waiver (e)(g)	1.72	%(c)	1.49	%(c)	1.79	%(c)
Ratio of expenses to average net assets after expense reimbursement and waiver (e)(h)	0.00	%(c)	0.00	%(c)	0.25	%(c)
Ratio of net investment income to average net assets	4.09	%(c)	4.30	%(c)	4.00	%(c)
Portfolio turnover rate	26	%(b)	26	%(b)	26	%(b)

See notes to financial highlights.

94  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retirement Class

FINANCIAL HIGHLIGHTS (NOTES)	(concluded)

TIAA-CREF LIFECYCLE FUNDS

*	The Retirement Class effective date of SEC registration was October 15, 2004.

**	Fund commenced operations on November 30, 2007.

†	The Retirement Class commenced operations on October 4, 2004.

‡	The Institutional Class commenced operations on January 17, 2007.

(a)	Per share information is calculated based on average number of shares outstanding.

(b)	The percentages shown for this period are not annualized.

(c)	The percentages shown for this period are annualized.

(d)	Amount represents less than $0.01 per share.

(e)	The Fund’s expenses do not include the expenses of the Underlying Funds.

(f)	Percentage is less than 1%.

(g)	Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and/or reimbursements by the investment adviser and the distributor.

(h)	Ratio of Net Expenses to Average Net Assets is net of fee waivers and/or reimbursements by the investment adviser and the distributor, if any.

TIAA-CREF Lifecycle Funds ▪ Retirement Class ▪ Prospectus  95

FOR MORE INFORMATION ABOUT THE LIFECYCLE FUNDS AND TIAA-CREF FUNDS

Statement of Additional Information. The SAI contains more information about certain aspects of the Lifecycle Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally a part of this Prospectus.

Annual and Semiannual Reports. The Lifecycle Funds’ annual and semiannual reports will provide additional information about the Funds’ investments. In the Lifecycle Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the preceding fiscal year.

Requesting Documents. You can request a copy of the SAI or these reports without charge, or contact the Funds for any other purpose, in any of the following ways:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Lifecycle Funds P.O. Box 1259 Charlotte, NC 28201

Over the Internet:
www.tiaa-cref.org

Information about TIAA-CREF Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, the Funds may mail only one copy of the Lifecycle Funds’ Prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Funds toll-free or write to the Funds as follows:

By telephone:
Call 877 518-9161

In writing:
TIAA-CREF Lifecycle Funds P.O. Box 1259 Charlotte, NC 28201

1940 Act File No. 811-9301

PROSPECTUS

FEBRUARY 1, 2009

TIAA-CREF LIFECYCLE FUNDS
of the TIAA-CREF Funds
(Formerly, the TIAA-CREF Institutional Mutual Funds)

Retail Class

▪ Lifecycle Retirement Income Fund

This Prospectus describes the Retail Class shares of one investment portfolio of the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”), a group of funds offered by the TIAA-CREF Funds (the “Trust”). Please note that the Lifecycle Retirement Income Fund (the “Fund”) also offers Institutional and Retirement Class shares through separate Prospectuses each dated February 1, 2009. Additionally, Retirement and Institutional Class shares of the other Lifecycle Funds are offered through separate Prospectuses, each dated February 1, 2009, with respect to the Lifecycle 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045 and 2050 Funds.

An investment in the Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in any of the funds, or the funds could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

OVERVIEW

          The Lifecycle Funds

          The Lifecycle Retirement Income Fund (the “Fund”) is a member of the Lifecycle Funds, a sub-family of funds of TIAA-CREF Funds. Each of the Lifecycle Funds is a “fund of funds” and diversifies its assets by investing in Institutional Class shares of other funds of the Trust and potentially other investment pools or investment products (the “Underlying Funds”). In general, each Lifecycle Fund (except the Retirement Income Fund) is designed for investors who have a specific target retirement year in mind, and the Lifecycle Fund’s investments are adjusted from more aggressive to more conservative as a target retirement year approaches and for approximately seven to ten years afterwards. Generally, this means that each Lifecycle Fund’s investments (except the Retirement Income Fund’s) will gradually be reallocated to reduce weightings in Underlying Funds investing primarily in equity securities (stocks) and to increase weightings in Underlying Funds investing primarily in fixed-income securities (bonds) or money market instruments.

          While part of the Lifecycle Funds, the Retirement Income Fund is not designed for investors who have a specific retirement year in mind and its allocation will not gradually adjust over time. Instead, the Fund is designed for investors who are already in or entering retirement (i.e., have already passed their target retirement year). The Fund has a relatively fixed asset allocation between Underlying Funds that invest primarily in equity securities and those that invest primarily in fixed-income (including money market) securities.

          Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

          The sole Lifecycle Fund offered in this Retail Class Prospectus is the Lifecycle Retirement Income Fund. Please note that additional Lifecycle Funds are offered related to earlier target retirement dates. These Funds are: Lifecycle 2010 Fund, Lifecycle 2015 Fund, Lifecycle 2020 Fund, Lifecycle 2025 Fund, Lifecycle 2030 Fund, Lifecycle 2035 Fund, Lifecycle 2040 Fund, Lifecycle 2045 Fund and Lifecycle 2050 Fund. Please see the Prospectuses for these additional Lifecycle Funds for more information, including their particular target allocations.

         Lifecycle Retirement Income Fund

          Investment Objective. The Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

          Principal Investment Strategies. The Fund invests primarily in Underlying Funds according to a fixed, more conservative asset allocation strategy designed for investors who are already in or entering retirement. Currently, the Fund pursues this objective by investing in a diversified portfolio consisting of approximately 40% stocks and 60% bonds. The Fund expects to allocate

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  3

approximately 40% of its assets to equity Underlying Funds and 60% of its assets to fixed-income Underlying Funds. These allocations represent current targets for the equity and fixed-income asset classes. The target allocations may change over time and actual allocations may vary up to 10% from the current target allocations. Within the equity and fixed-income asset classes, the Fund will then allocate its investments to particular market sectors (U.S. equity, international equity, fixed income and short-term fixed income) represented by various Underlying Funds. These market sector allocations may vary up to 10% from the Fund’s target allocations. The Fund’s current market sector target allocations and corresponding Underlying Funds are approximately as follows:

Market Sector	Target Allocation	Underlying Funds

U.S. Equity	30.00%	• Growth Equity Fund*
		• Growth & Income Fund
		• Large-Cap Growth Fund
		• Large-Cap Value Fund
		• Mid-Cap Growth Fund
		• Mid-Cap Value Fund
		• Small-Cap Equity Fund
		• Enhanced Large-Cap Growth Index Fund
		• Enhanced Large-Cap Value Index Fund

International Equity	10.00%	• International Equity Fund
		• Enhanced International Equity Index Fund

Fixed Income	50.00%	• Bond Fund
		• Bond Plus Fund
		• Inflation-Linked Bond Fund
		• High-Yield Fund

Short-Term Fixed Income	10.00%	• Short-Term Bond Fund
		• Money Market Fund

*

The Growth Equity Fund will be liquidated and terminated on or about April 17, 2009. The Fund expects to reinvest its share of the resulting liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund.

          The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders.

          Additional or replacement Underlying Funds for each market sector may be included, as well as additional or replacement market sectors when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. However, if 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. For example, an Underlying Fund may be replaced if another Underlying Fund or Funds is considered to be better representative of a particular market sector than the replaced Underlying Fund or if the replaced Underlying Fund is no longer available. Similarly, the Fund’s portfolio management team may add a new market sector if it believes that doing so will help the Fund achieve its objective.

4  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

          Underlying Funds may include unaffiliated investment products or pools such as exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). The Fund may use investments in ETFs and ETNs to gain exposure to particular market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs and ETNs for cash management, hedging or defensive purposes.

          The Fund’s indirect holdings in equity securities consist substantially of large-capitalization U.S. stocks, but also include holdings of foreign issuers and holdings in the stocks of small- and medium-sized U.S. companies. The Fund’s indirect holdings in fixed-income securities are primarily in investment-grade, taxable U.S. Government and corporate bonds, as well as mortgage-backed securities, high-yield (i.e., below investment-grade) bonds and inflation-linked bonds.

          The Fund’s benchmark index is a composite of four benchmark indices representing the four types of market sectors within the equity and fixed-income asset classes described above. The composite index is created by applying the results of each of the benchmarks for these market sectors in proportion to the Fund’s target allocations among the four market sectors. For more information about the different indices that comprise the Fund’s composite benchmark index, please see “Additional Information About the Fund’s Composite Indices” below.

          For flexibility related to meeting redemptions, paying expenses and making new investments, and as a short-term defensive technique during periods of unusual volatility, the Fund may invest in government securities, short-term instruments, shares of the TIAA-CREF Money Market Fund (the “Money Market Fund”), and/or shares of other investment companies, including ETFs. In doing so, the Fund may be successful in avoiding market losses, but may otherwise fail to achieve its investment objective.

          Approximately seven to ten years after each of the other Lifecycle Funds attains its respective target retirement date, the Board may authorize its merger into the Lifecycle Retirement Income Fund or other similar fund.

          Principal Risks

          The assets of the Fund are normally allocated among Underlying Funds investing primarily in equity securities and Underlying Funds investing primarily in fixed-income securities. The Fund is subject to asset allocation risk and, depending on the allocation of Fund assets among Underlying Funds, proportionately subject to equity securities risk and fixed-income securities risk. Because certain Underlying Funds use derivatives to a limited degree, the Fund has limited exposure to derivatives risk. Each of these risks, alone or in combination with other risks, has the potential to hurt Fund performance. Because equity securities usually are more volatile than fixed-income securities, the Fund’s overall level of risk should be higher than that of a fund investing exclusively in fixed-income securities, but lower than that of a fund investing exclusively in equity securities.

•

Asset Allocation Risk—The risk that the Fund may not achieve its target allocations and that the selection of market sectors and Underlying Funds and the allocations among them will result in the Fund underperforming

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  5

other similar funds or cause an investor to lose money. Although the allocation decisions of the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), are intended to result in the Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause the Fund to not meet its investment objective. The Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. Periodic rebalancing of the Fund’s allocation can cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Underlying Funds and the Fund.

•

Equity Securities Risk—The Fund invests to some degree in equity securities through certain Underlying Funds. Equity securities are generally subject to market risk and company risk and in some cases foreign investment risk, style risk, large-cap risk, small-cap/mid-cap risk, index risk, active management risk and quantitative analysis risk. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in equity securities.

•

Market Risk—The risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit.

•

Company Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Foreign Investment Risk—Foreign investments, which include securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, and securities or contracts payable in foreign currency, involve special risks arising from erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

•

Style Risk—The risk that an Underlying Fund that uses either a growth investing or value investing style may be invested in equity securities representing a style that may be out of favor in the marketplace for various periods of time. When this occurs, the Underlying Fund could experience a decline in value of these disfavored securities.

•

Growth Investing Risk—The risk that due to their relatively high valuations, growth stocks will be more volatile than value stocks. Also, because the value of growth companies is generally a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

6  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

•

Value Investing Risk—Securities believed to be undervalued are subject to the risks that (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or overpriced) when acquired and therefore do not perform as anticipated.

•

Large-Cap Risk—The risk that, by focusing on securities of larger companies, an Underlying Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to their businesses or economic fundamentals.

•

Small-Cap/Mid-Cap Risk—The risk that securities of small- and mid-sized companies may experience greater fluctuations in price than the securities of larger companies. They may also have to be sold at a discount from their current market prices or in small lots over an extended period, because they may be harder to sell than large-cap securities.

•

Index Risk—The Fund may invest in Underlying Funds that are managed to replicate the performance of, or achieve enhanced performance relative to, a specified index. Index risk is the risk that an Underlying Fund will not meet or exceed or will underperform its benchmark index (as applicable) for any period of time.

•

Active Management Risk—With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

•

Quantitative Analysis Risk—With respect to Underlying Funds that are managed, in whole or in part, according to a quantitative investment methodology, this is the risk that securities selected using quantitative analysis can perform differently from the market as a whole.

•

Fixed-Income Securities Risk—A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. Fixed-income securities are generally subject to interest rate risk, income volatility risk, credit risk, market volatility and liquidity risk, call risk, prepayment risk, extension risk and in some cases the special risks of inflation-indexed bonds and active management risk. Therefore, the value of the Fund may increase or decrease as a result of its indirect interest in fixed-income securities.

	•	Interest Rate Risk (a type of Market Risk)—The risk that bond or stock prices overall may decline when interest rates rise.

	•	Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income securities will decline because of falling interest rates.

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  7

•

Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial condition may make it unable to pay principal and interest on bonds when due. Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an Underlying Fund to lose its investment in the security. This risk is heightened in the case of investments in lower-rated, high-yield fixed-income securities. Further, in times of market turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

•

Market Volatility and Liquidity Risk (types of Market Risk)—Trading activity in fixed-income securities in which the Underlying Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for an Underlying Fund to properly value assets represented by such securities.

•

Call Risk—The risk that an issuer will redeem a fixed-income security prior to maturity, forcing an Underlying Fund to reinvest the unanticipated proceeds at potentially lower interest rates, possibly resulting in a decline in income.

•

Prepayment Risk—The risk that during periods of falling interest rates, borrowers pay off its mortgage loans sooner than expected, forcing an Underlying Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income.

•

Extension Risk—The risk that during periods of rising interest rates, borrowers pay off its mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available.

•

Special Risks for Inflation-Indexed Bonds—The risk that interest payments on inflation-indexed bonds fall because of a decline in inflation (or deflation). There is also a risk that the market values of inflation-indexed bonds may fall because of a decline in inflation (or deflation) or changes in investors’ inflation expectations.

•

Active Management Risk—With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

•

Derivatives Risk— Underlying Funds that invest in options, futures, swaps and other types of derivative instruments are subject to the risk that the prices of certain derivatives may not correlate perfectly with the prices or performance of the underlying securities, currencies or other assets.

8  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

Derivatives also present the risk of default by the other party to the derivative instrument, and some derivatives are, or may suddenly become, illiquid.

          For more detailed information about these risks and other risks, see the section entitled “Principal Risks of the Fund and the Underlying Funds” and “Portfolio Turnover” below.

          There can be no guarantee that the Fund or an Underlying Fund will achieve its investment objective. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

PAST PERFORMANCE

          The following bar chart and performance table help illustrate some of the risks of investing in the Retail Class of the Fund, and how investment performance varies. The bar chart shows the performance of the Fund, before taxes, in each full calendar year since inception of the Fund (i.e., the annual total returns). Below the chart, the best and worst returns for a calendar quarter since inception of the Retail Class of the Fund are noted.

          The performance table following the chart shows the average annual total returns of the Retail Class of the Fund (before and after taxes) over the one-year and since-inception periods ended December 31, 2008 and how those returns compare to those of broad-based securities market indices and a composite index based on the Fund’s target allocations.

          The performance returns included in the bar chart and performance table for the periods shown below reflect previous agreements by Advisors to reimburse the Fund and certain Underlying Funds for certain “other expenses” and to waive some of their management fees. Without these waivers and reimbursements, the returns of the Retail Class of the Fund would have been lower. How the Retail Class shares of the Fund has performed in the past (both before and after taxes) is not necessarily an indication of how they will perform in the future.

          The benchmarks and indices listed below are unmanaged, and you cannot invest directly in an index. The benchmarks representing the four types of market sectors within the equity and fixed-income asset classes described above are used to formulate a composite benchmark for the Fund, based on the Fund’s target allocations among the four market sectors. The use of a particular benchmark by an Underlying Fund or a composite index by the Fund is not a fundamental policy and can be changed without shareholder approval. The Fund will notify you if such a change is made.

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  9

ANNUAL TOTAL RETURNS—RETAIL CLASS SHARES (%)

Lifecycle Retirement Income Fund

Best quarter: -1.36%, for the quarter ended June 30, 2008. Worst quarter: -7.65%, for the quarter ended December 31, 2008.

10  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

AVERAGE ANNUAL TOTAL RETURNS FOR THE RETAIL CLASS

For Periods Ended December 31, 2008 (Before and After Taxes)

	1 Year	Since Inception

Lifecycle Retirement Income Fund
Inception Date: November 30, 2007
Returns Before Taxes	–17.26%	–15.96%
Returns After Taxes on Distributions	–18.17%	–17.14%
Returns After Taxes on Distributions and Sale of Fund Shares	–11.06%	–14.11%
S&P 500® Index	–37.00%	–35.02%
Barclays Capital U.S. Aggregate Bond Index[1]	5.24%	5.08%
Lifecycle Retirement Income Fund Composite Index (new)[2]	–13.14%	–12.32%
Lifecycle Retirement Income Fund Composite Index (old)[2]	–14.26%	–13.37%

Current performance of the Fund’s Retail Class shares may be higher or lower than that shown above. For current performance information of the Retail Class including performance to the most recent month-end, please visit www.tiaa-cref.org, or call 800 842-2776.

[1]

In November of 2008, the name of this index was changed from Lehman Brothers to Barclays Capital in connection with the rebranding by Barclays Capital of its unified family of indices. This name change does not constitute a substantive change in the Fund’s benchmarks; rather, they merely constitute a change in the branded name of the benchmarks.

[2]

The Lifecycle Funds began using a new composite benchmark index as of July 1, 2008 (the “New Composite Benchmark”). The New Composite Benchmark for the Retirement Income Fund is a composite of four unmanaged benchmark indices that represent the four market sectors in which the Fund invests across the equity and fixed-income asset classes. The four market sectors and the related benchmark indices are as follows: U.S. Equity (Russell 3000® Index); International Equity (MSCI EAFE® Index); Fixed Income (Barclays Capital U.S. Aggregate Bond Index); and Short-Term Fixed Income (Barclays Capital 1-5 Year U.S. Government/Credit Index). The New Composite Benchmark is created by applying the performance of the benchmark indices in proportion to the Fund’s target allocations across the market sectors. As a result, the Fund’s New Composite Benchmark changes over time with changes in the Fund’s target allocations. Each Lifecycle Fund used a different composite benchmark index prior to July 1, 2008 (the “Old Composite Benchmark”). The Old Composite Benchmark for the Fund was created using the benchmark indices of a Fund’s Underlying Funds in the same proportions as the Fund’s allocations to those Underlying Funds. For more information about the different indices that comprise the Fund’s “old” and “new” composite benchmark indices, please see “Additional Information About the Lifecycle Funds’ Composite Indices” below.

          The Barclays Capital U.S. Aggregate Bond Index represents the U.S. investment-grade fixed-rate bond market, including government and corporate bonds, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Standard & Poor’s 500 Index (“S&P 500 Index”) is a market-capitalization weighted index of the 500 leading companies in leading industries of the U.S. economy.

          See “Additional Information About the Fund’s Composite Indices” below for a description of each of the different indices that comprises the Fund’s composite benchmark indices.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  11

          The after-tax returns shown are not relevant to investors in Retail Class shares who hold their shares through tax-deferred arrangements such as IRAs.

          The returns shown for the benchmark indices reflect no deductions for fees, expenses or taxes.

FEES AND EXPENSES

          The tables on this page describe the fees and expenses that you may pay if you buy and hold Retail Class shares of the Fund. Retail Class shares of the Fund indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, which are disclosed below.

SHAREHOLDER FEES (deducted directly from your investment)

Retail Class

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%
Account Maintenance Fee (annual fee on accounts under $2,000)[1]	$15

ANNUAL FUND OPERATING EXPENSES

RETAIL CLASS	Management Fees	Distribution (12b-1) Fees[2,3]	Other Expenses	Acquired Fund Fees and Expenses[4]	Total Annual Fund Operating Expenses[5]	Waivers and Expense Reimbursements[6]	Net Annual Fund Operating Expenses[7]

Lifecycle Retirement Income Fund	0.10%	0.25%	1.49%	0.38%	2.22%	1.59%	0.63%

[1]	The account maintenance fee will be deducted from your Fund account.

[2]

Retail Class shareholders of the Fund have approved a Distribution (12b-1) Plan for the Retail Class with a maximum annual reimbursement rate of 0.25% of average daily net assets. This plan is subject to a waiver agreement with the Fund’s distributor, Teachers Personal Investors Services, Inc. (“TPIS”), in which TPIS has agreed not to seek any reimbursements under the Plan through January 31, 2010. However, this agreement may be terminated before this date with the approval of the Board of Trustees. Because there is a possibility that this waiver may not be in place the entire period ending January 31, 2010, we have included the effect of the Fund’s anticipated 12b-1 expenses in the “Distribution (12b-1) Fees” column above. However, if the 12b-1 waiver agreement were reflected in the chart above, the Fund would have 0.00% in the column entitled “Distribution (12b-1) Fees” and the Fund’s “Total Annual Fund Operating Expenses” would be 1.97% and “Net Annual Fund Operating Expenses” would be 0.38%.

[3]

Since the “Distribution (12b-1) Fees” have not been previously paid by the Retail Class of the Fund, the expenses shown in this column are estimated based on the Fund’s 2008 financial statements, as well as projections of additional amounts of other distribution and shareholder servicing expenses that the Fund anticipates paying to TPIS through the Retail Class 12b-1 Plan if the Board of Trustees agrees to terminate the current waiver agreement during the year and the Retail Class 12b-1 Plan became effective during the year.

[4]

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of the Underlying Funds in which they invest. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because the expenses reduce the performance of the Underlying Funds in which the Funds invest. The Fund’s “Acquired Fund Fees and Expenses” in the table are estimated based on its expected asset allocation immediately after it receives and reinvests its share of

12  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

ANNUAL FUND OPERATING EXPENSES	(concluded)

the proceeds from the planned liquidation and termination of the Growth Equity Fund on or about April 17, 2009 (“Growth Equity Fund Liquidation Date”). The Fund expects to reinvest these liquidation proceeds primarily in the Large-Cap Growth Fund and the Enhanced Large-Cap Growth Index Fund, which have higher fees and expenses than the Growth Equity Fund. Before the Growth Equity Fund Liquidation Date, however, the Fund’s “Acquired Fund Fees and Expenses” will be 0.35% based on the Fund’s allocations to the Underlying Funds as of September 30, 2008.

[5]	Before the Growth Equity Fund Liquidation Date, the Fund’s “Total Annual Fund Operating Expenses” will be 2.19% based on the Fund’s allocations to the Underlying Funds as of September 30, 2008.

[6]

Advisors has contractually agreed to waive its 0.10% management fee on the Fund through January 31, 2010. In addition, Advisors has contracted to reimburse the Fund for all of the “Other Expenses” of the Retail Class through January 31, 2010.

[7]	Before the Growth Equity Fund Liquidation Date, the Fund’s “Net Annual Fund Operating Expenses” will be 0.63% based on the Fund’s allocations to the Underlying Funds as of September 30, 2008.

         Example

          The following example is intended to help you compare the cost of investing in the Retail Class of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of that period. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. It is based on the net annual operating expenses described in the fee table, including the weighted average of the operating expenses of the Underlying Funds. The table assumes that there are no waivers or reimbursements in place on the Fund or the Underlying Funds after January 31, 2010. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RETAIL CLASS	1 Year	3 Years	5 Years	10 Years

Lifecycle Retirement Income Fund	$65	$491	$1,003	$2,412

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

MORE ABOUT THE LIFECYCLE FUNDS’ STRATEGY

         General Information About the Lifecycle Funds

          This Prospectus describes the Retail Class shares of the Lifecycle Retirement Income Fund, which is part of a sub-family of funds offered by the Trust. Each Lifecycle Fund is a separate investment portfolio or mutual fund, and has its own investment objective, investment strategies, restrictions and associated risks. An investor should consider each Lifecycle Fund separately to determine if it is an appropriate investment. Allocations for the Lifecycle Funds are based on historical risk/return characteristics and Advisors’ assumptions. If an asset class, market sector or Underlying Fund should perform in a fashion that varies from historical characteristics and/or Advisors’ assumptions, then the allocations may not achieve the intended risk/return characteristics. The investment objective of

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  13

each Lifecycle Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust without shareholder approval. Certain investment restrictions described in the Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval. The Lifecycle Fund is diversified under the Investment Company Act of 1940, as amended (“1940 Act”).

          Future Potential Investments

          A portion of the Fund may be invested in certain annuity or other contracts issued by Teachers Insurance and Annuity Association of America (“TIAA”), to the extent that it is determined that they are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time, and provided that the Fund has received the necessary exemptive relief from the SEC.

          Rebalancing

          In order to maintain its target allocations, the Fund will invest incoming monies from share purchases to underweighted Underlying Funds. If cash flows are not sufficient to reestablish the prescribed target allocation for the Fund, it will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. To minimize the amount of disruption to the Fund’s portfolio, rebalancings or reallocations may occur gradually depending on Advisors’ assessment of, among other things, fund flows and market conditions.

ADDITIONAL INFORMATION ABOUT THE LIFECYCLE FUNDS’ COMPOSITE INDICES

          The Lifecycle Funds began using a New Composite Benchmark as of July 1, 2008. The New Composite Benchmark for the Retirement Income Fund is a composite of four unmanaged benchmark indices that represent the four market sectors in which the Fund invests across the equity and fixed-income asset classes. The four market sectors and the related benchmark indices are as follows: U.S. Equity (Russell 3000® Index); International Equity (MSCI EAFE® Index); Fixed Income (Barclays Capital U.S. Aggregate Bond Index); and Short-Term Fixed Income (Barclays Capital 1-5 Year U.S. Government/Credit Index). The New Composite Benchmark is created by applying the performance of the benchmark indices in proportion to the Fund’s target allocations across the market sectors. As a result, each Fund’s New Composite Benchmark changes over time with changes in the Fund’s target allocations. The four benchmark indices are described below.

•

Russell 3000® Index (U.S. Equity), which measures the performance of the stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000® companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2008, the market capitalization of companies in the Russell 3000® Index ranged from $2 million to $423.5 billion, with a mean market capitalization of $68.4 billion and median market capitalization of $546

14  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

million. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

•

MSCI EAFE® (Europe, Australasia, Far East) Index (International Equity), which tracks the performance of the leading stocks in 21 developed countries outside North America. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 21 developed countries around the world. The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 70% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

•

Barclays Capital U.S. Aggregate Bond Index (Fixed Income), which covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. This index contains approximately 9,168 issues. The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. To be selected for inclusion in the Barclays Capital U.S. Aggregate Bond Index, the securities must have a minimum maturity of one year and a minimum par amount outstanding of $250 million. (This index was formerly known as the Lehman Brothers U.S. Aggregate Bond Index.)

•

Barclays Capital 1-5 Year U.S. Government/Credit Index (Short-Term Fixed Income), which tracks the performance primarily of U.S. Treasury and agency securities and corporate bonds with 1–5 year maturities. (This index was formerly known as the Lehman Brothers U.S. Government/Credit (1–5 Year) Index.)

          The New Composite Benchmark was adopted to better align each Fund’s benchmark with its target allocation to four broad asset allocation categories. Prior to July 1, 2008, the Lifecycle Funds used an Old Composite Benchmark that was created using the nine unmanaged benchmark indices of a Lifecycle Fund’s Underlying Funds in the same proportions as the Lifecycle Fund’s allocations to those Underlying Funds. The benchmark indices of the Underlying Funds used in the Old Composite Benchmark included the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, the MSCI EAFE® Index, the Lehman Brothers U.S. Aggregate Bond Index, the Lehman Brothers U.S. Treasury

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  15

Inflation Protected Securities Index, the Lehman Brothers U.S. Government/Credit (1–5 Year) Index, the iMoneyNet Money Fund Report Averages™—All Taxable and the Merrill Lynch BB/B Cash Pay Issuer Constrained Index.

SUMMARY INFORMATION ABOUT THE UNDERLYING FUNDS

          The following is a summary of the objectives and principal investment strategies of the Underlying Funds of the Trust in which the Retirement Income Fund currently invests. For a discussion of the risks associated with these investments, see the “Principal Risks of the Fund and Underlying Funds” section. For a more detailed discussion of the investment strategies and risks of the Underlying Funds of the Trust, see the Prospectus for the Institutional Class of the TIAA-CREF Funds at www.tiaa-cref.org/prospectuses.

Fund	Investment Objective and Strategies/Benchmark

Growth Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund will invest primarily in equity securities that Advisors believes present the opportunity for growth. The Fund’s benchmark index is the Russell 1000® Growth Index.

Growth & Income Fund

Seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities. Under normal circumstances, the Fund will invest primarily in (1) income-producing equity securities or (2) other securities defined by its benchmark index, the Standard & Poor’s 500® Index.

International Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund will invest primarily in equity securities of foreign issuers in at least three countries other than the United States. The Fund’s benchmark index is the MSCI EAFE® Index.

Large-Cap Growth Fund

Seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities. Under normal circumstances, the Fund will invest primarily in large-cap equity securities that Advisors believes present the opportunity for growth. The Fund’s benchmark index is the Russell 1000® Growth Index.

Large-Cap Value Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of large domestic companies that Advisors believes appear undervalued by the market based on an evaluation of their potential worth. The Fund’s benchmark index is the Russell 1000® Value Index.

16  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

Fund	Investment Objective and Strategies/Benchmark

Mid-Cap Growth Fund

Seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of medium-sized domestic companies as defined by its benchmark index, the Russell Midcap® Growth Index, a growth-oriented subset of the Russell Midcap Index, which represents the 800 U.S. equity securities following the top 200 U.S. equity securities based on market capitalization.

Mid-Cap Value Fund

Seeks a favorable long-term total return mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies. Under normal circumstances, the Fund will invest primarily in equity securities of medium-sized domestic companies as defined by its benchmark index, the Russell Midcap® Value Index, a value-oriented subset of the Russell Midcap® Index.

Small-Cap Equity Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies. Under normal circumstances, the Fund Invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations, that appear to have favorable prospects for significant long-term capital appreciation. The Fund’s benchmark index is the Russell 2000® Index, which represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities in market capitalization.

Enhanced International Equity Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the MSCI EAFE® Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index.

Enhanced Large-Cap Growth Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the Russell 1000® Growth Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index. The Russell 1000® Index represents the top 1,000 U.S. equity securities in market capitalization, and the Russell 1000® Growth Index represents securities within the Russell 1000® Index that have higher relative forecasted growth rates and price-to-book ratios.

Enhanced Large-Cap Value Index Fund

Seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies. Under normal circumstances, the Fund will follow an enhanced index management strategy. Advisors actively uses quantitative analysis to attempt to enhance the Fund’s performance relative to its benchmark index, the Russell 1000® Value Index, while retaining a similar risk profile, instead of passively holding a representative basket of securities designed to match this index. The Russell 1000® Value Index includes companies with lower price-to-book ratios and lower expected growth values.

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  17

Fund	Investment Objective and Strategies/Benchmark

Bond Fund

Seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities. The Fund’s benchmark index is the Barclays Capital U.S. Aggregate Bond Index, which covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities.

Bond Plus Fund

Seeks a favorable long-term return, primarily through high current income consistent with preserving capital. The Fund’s benchmark index is the Barclays Capital U.S. Aggregate Bond Index. The Fund’s portfolio is divided into two segments. The first segment, which makes up at least 70% of the Fund’s assets, is invested primarily in a broad-range of investment-grade bonds and fixed-income securities, including, but not limited to, corporate bonds, U.S. Treasury and agency securities and mortgage-backed and asset- backed securities. The second segment, which will not exceed 30% of the Fund’s assets, is invested in fixed-income securities and bonds with special features (such as non-investment-grade securities, emerging market fixed-income securities and convertible and preferred securities) in an effort to improve the Fund’s total return.

Short-Term Bond Fund

Seeks high current income consistent with preservation of capital by investing primarily in U.S. Treasury and agency securities and corporate bonds with maturities of less than 5 years. The Fund’s benchmark index is the Barclays Capital 1-5 Year U.S. Government/Credit Index.

High-Yield Fund

Seeks high current income and, when consistent with its primary objective, capital appreciation. Invests primarily in lower-rated, higher-yielding fixed-income securities (often called “junk” bonds), such as domestic and foreign corporate bonds, debentures, loan participations and assignments and notes, as well as convertible securities and preferred stocks. The Fund’s benchmark index is the Merrill Lynch BB/B Cash Pay Issuer Constrained Index, which tracks the performance of debt securities that pay interest in cash, and have a credit rating of BB or B.

Inflation-Linked Bond Fund

Seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds. Under normal circumstances, the Fund invests primarily in fixed-income securities whose returns are designed to track a specified inflation index, the Consumer Price Index for All Urban Consumers, over the life of the security. Typically, the Fund will invest in U.S. Treasury Inflation-Indexed Securities. The Fund’s benchmark index is the Barclays Capital U.S. Treasury Inflation Protected Securities Index (formerly known as the Lehman Brothers U.S. Treasury Inflation Protected Securities Index), which measures the return of fixed-income securities with fixed-rate coupon payments that adjust for inflation as measured by the Consumer Price Index.

Money Market Fund

Seeks high current income consistent with maintaining liquidity and preserving capital. The Fund invests primarily in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s benchmark index is the iMoneyNet Money Fund Report AverageTM All Taxable.

18  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

PRINCIPAL RISKS OF THE FUND AND THE UNDERLYING FUNDS

          The Fund is subject to asset allocation risk and, depending on the allocation of Fund assets among Underlying Funds, proportionately subject to the risks of equity securities and the risks of fixed-income securities. Because certain Underlying Funds use derivatives to a limited degree, the Fund has limited exposure to the risks of derivatives. Each of these risks, alone or in combination with other risks, has the potential to hurt Fund performance.

          Asset Allocation

          The Fund may not achieve its target allocations and the selection of market sectors and Underlying Funds and the allocations among them may result in the Fund underperforming other similar funds or cause an investor to lose money. Although the allocation decisions of Advisors are intended to result in each Lifecycle Fund meeting its investment objective, Underlying Fund and asset class performance may differ in the future from the historical performance and assumptions upon which Advisors’ decisions are based, which could cause the Fund to not meet its investment objective. The Fund will typically rebalance its allocation among the Underlying Funds by buying and selling Underlying Fund shares. Periodic rebalancing of the Fund’s allocation can cause the Fund and the Underlying Funds to incur transactional expenses. These expenses can adversely affect performance of the Underlying Funds and the Fund.

          Equity Securities

          The Fund invests to some degree in equity securities through certain Underlying Funds. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. Therefore, the value of the Fund may increase or decrease as a result of its interest in equity securities. More specifically, an investment in equity securities is subject to the following investment risks, among others:

          Market Risk. This is the risk that the price of equity securities may decline in response to general market and economic conditions or events, including conditions and developments outside of the equity markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity securities that an Underlying Fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock’s price. Equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the equity markets, the Fund may undergo an extended period of decline.

          Company Risk (often called Financial Risk). This is the risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the security’s value over short or extended periods of time. In times of market

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  19

turmoil, perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning.

          Style Risk. Some of the Underlying Funds in which the Fund invests use either a growth or value investing style. Investing pursuant to a particular style carries the risk that either style may be out of favor in the marketplace for various periods of time, leading to significant declines in an Underlying Fund’s portfolio value. More specifically, Underlying Funds with a growth investing style, like the Large-Cap Growth Fund or the Enhanced Large-Cap Growth Index Fund, may be invested in growth stocks with higher valuations that make them more volatile. For example, a growth stock’s value may experience a larger decline on a lower earnings forecast or a negative event or market development. Also, a growth stock’s expected higher earnings growth may not occur or be able to be sustained. Underlying Funds with a value investing style, like the Large-Cap Value Fund or the Enhanced Large-Cap Value Index Fund, may be invested in securities believed to be undervalued, which may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and do not perform as anticipated.

          Large-Cap Risk. This is the risk that, by focusing on securities of larger companies, an Underlying Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public for reasons unrelated to its businesses or economic fundamentals.

          Small-Cap/Mid-Cap Risk. The Fund may include an allocation to the Small-Cap Equity, the Mid-Cap Growth Fund or the Mid-Cap Value Fund, which are Underlying Funds that invest primarily in the equity securities of small or medium-sized companies. In addition, other Underlying Funds may invest in small- or medium-sized company securities to some degree. Small and medium-sized company securities may experience greater fluctuations in price than the securities of larger companies. From time to time, small- or medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities of small and medium-sized companies that an Underlying Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of small and medium-sized companies are sometimes greater than those of more widely traded securities.

          Foreign Investment Risk. The Fund includes an allocation to the International Equity Fund and the Enhanced International Equity Index Fund, which are Underlying Funds investing primarily in foreign securities. In addition, other Underlying Funds may invest to some extent in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Foreign investments involve special risks arising from the following events or circumstances: (1) changes in

20  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

currency exchange rates; (2) the imposition of market controls or currency exchange controls; (3) the imposition of withholding taxes on dividends and interest; (4) the seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) a foreign government restricting an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations. The risks described above often increase in countries with emerging markets.

          Index Risk. The Fund may invest in the Enhanced International Equity Index Fund, the Enhanced Large-Cap Growth Index Fund and the Enhanced Large-Cap Value Index Fund (the “Enhanced Index Funds”) or in other Underlying Funds that may be managed to a specified index (collectively, “Underlying Index Funds”). Index risk is the risk that an Underlying Index Fund will not correspond to or may underperform its benchmark index for any period of time. Although each Underlying Index Fund attempts to use the investment performance of its index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an Underlying Index Fund to match the performance of its index, or the ability of an Enhanced Index Fund to enhance its performance relative to that of its index, is adversely affected by the costs of buying and selling investments, as well as other expenses. Seeking enhanced results relative to an index may cause the Enhanced Index Funds to actually underperform its indices. Therefore, none of the Underlying Index Funds can guarantee that its performance will match, or in the case of the Enhanced Index Funds exceed, its index for any period of time.

          Active Management Risk. With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

          Quantitative Analysis Risk. With respect to Underlying Funds that are managed, in whole or in part, according to a quantitative investment methodology, including the Enhanced Index Funds, this is the risk that securities selected using quantitative analysis can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factors’ historical trends.

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  21

          Fixed-Income Securities

          A portion of the assets of the Fund is allocated to Underlying Funds investing primarily in fixed-income securities. An investment in fixed-income securities is subject to the following risks, among others:

          Income Volatility Risk. This refers to the risk that the level of current income from a portfolio of fixed-income securities will decline because of falling interest rates.

          Credit Risk (a type of Company Risk). This is the risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing an Underlying Fund to lose some or all of its investment in the security. Credit risk is heightened in times of market turmoil when perceptions of a company’s credit risk can quickly change and even large, well-established companies may fail rapidly with little or no warning. The High-Yield Fund invests primarily in higher-yielding fixed-income securities that are rated below investment-grade by rating agencies. Credit risk is heightened in the case of these high-yield instruments because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, they are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore they may be more difficult for the High-Yield Fund to purchase or sell.

          Market Volatility and Liquidity Risk (types of Market Risk). Trading activity in fixed-income securities in which the Underlying Funds invest may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for an Underlying Fund to properly value assets represented by such securities.

          Call Risk. This is the risk that an issuer will redeem a fixed-income security prior to maturity. This often happens when prevailing interest rates are lower than the rate specified for the fixed-income security. If a fixed-income security is called early, an Underlying Fund may not be able to benefit fully from the increase in value that other fixed-income securities experience when interest rates decline. Additionally, an Underlying Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income security in which the Fund originally invested.

          Interest Rate Risk (a type of Market Risk). This is the risk that the value or yield of fixed-income securities may decline if interest rates change. In general, when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the

22  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

security’s yield. Fixed-income securities with longer durations tend to be more sensitive to interest rate changes than shorter-term securities.

          Prepayment Risk. The risk that during periods of falling interest rates, borrowers pay off their mortgage loans sooner than expected, forcing an Underlying Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by an Underlying Fund can result in losses to investors in the Fund.

          Extension Risk. The risk that during periods of rising interest rates, borrowers pay off their mortgage loans later than expected, preventing an Underlying Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by an Underlying Fund can result in losses to investors in the Fund.

          Special Risks Relating to Inflation-Indexed Bonds. The risk that interest payments on inflation-indexed bonds fall because of a decline in inflation (or deflation). There is also a risk that the market values of inflation-indexed bonds may fall because of a decline in inflation (or deflation) or changes in investors’ inflation expectations. Another risk is that the inflation index that a bond is intended to track may not accurately reflect the true rate of inflation.

          Active Management Risk. With respect to Underlying Funds that are managed, in whole or in part, according to active management investment techniques, this is the risk that the performance of those Underlying Funds reflects in part the ability of the portfolio manager(s) to make active, qualitative investment decisions that are suited to achieving the Underlying Funds’ investment objective. As a result of active management, such Underlying Funds could underperform other mutual funds with similar investment objectives.

         Derivatives

          Underlying Funds that invest in options, futures, swaps and other types of derivative instruments are subject to the risk that the prices of certain derivatives may not correlate perfectly with the prices or performance of the underlying securities, currencies or other assets. Derivatives also present the risk of default by the other party to the derivative instrument. A liquid secondary market for over-the-counter derivatives such as options and swaps may not be available at a particular time. In addition, unanticipated changes in interest rates, securities

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  23

prices or currency exchange rates may result in poorer overall performance of an Underlying Fund than if it had not entered into any derivatives transactions.

NON-PRINCIPAL INVESTMENT STRATEGIES OF THE UNDERLYING FUNDS

          The Equity Funds

          The Underlying Funds of the Trust that invest primarily in equity securities—the Growth Equity Fund, the Growth & Income Fund, the Mid-Cap Growth Fund, the Mid-Cap Value Fund, the Enhanced Large-Cap Growth Index Fund, the Enhanced Large-Cap Value Index Fund, the Enhanced International Equity Index Fund, the Large-Cap Growth Fund, the Large-Cap Value Fund, the Small-Cap Equity Fund and the International Equity Fund (collectively, the “Equity Funds”)—may also invest in short-term debt securities of the same type as those held by the Money Market Fund and other kinds of short-term instruments. These short-term investments help the Funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Equity Funds also may invest up to 20% of their assets in fixed-income securities. The Equity Funds may also manage cash by investing in money market funds or other short-term investment company securities.

          Each Equity Fund also may buy and sell (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. The Equity Funds may use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit an Underlying Fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, the Equity Funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

          Where appropriate futures contracts do not exist, or if the Equity Funds deem advisable for other reasons, the Funds may invest in investment company securities, such as ETFs. The Equity Funds may also invest in ETFs, as well as ETNs, for investment exposure, cash management hedging or short-term defensive purposes. ETFs and ETNs will be subject to the risks associated with the types of asset classes, securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk. When the Equity Funds or the Fund invests in ETFs, ETNs or other Underlying Funds that are not offered by the Trust (“Unaffiliated Underlying Funds”), they will bear a proportionate share of expenses charged by these pools or products to their investors.

          The Equity Funds may also invest in derivatives and other similar financial instruments, such as equity swaps (including contracts for difference (“CFDs”), an

24  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

arrangement where the return is linked to the price movement of an underlying security or a stock market index) and equity-linked fixed-income securities, so long as these derivatives and financial instruments are consistent with a particular Equity Fund’s investment objective, restrictions and policies, as well as current regulations.

          The Fixed-Income Funds

          The Underlying Funds of the Trust that invest primarily in fixed-income securities—the Bond Fund, the Bond Plus Fund, the Inflation-Linked Bond Fund, the High-Yield Fund and the Short-Term Bond Fund (collectively, the “Fixed-Income Funds”)—may make certain other investments, but not as principal strategies. For example, these Fixed-Income Funds may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. Similarly, the Fixed-Income Funds may also buy and sell put and call options, futures contracts, and options on futures. The Fixed-Income Funds intend to use options and futures primarily as a hedging technique or for cash management as well as risk management. To manage currency risk, these Fixed-Income Funds can also enter into forward currency contracts, and buy or sell options and futures on foreign currencies. The Fixed-Income Funds can also buy and sell swaps and options on swaps, so long as these are consistent with each Fixed-Income Fund’s investment objective, restrictions and policies, as well as current regulations.

          Investments for Temporary Defensive Purposes

          Each Underlying Fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the Underlying Fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

PORTFOLIO HOLDINGS

          A description of the Lifecycle Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the Lifecycle Funds’ SAI.

PORTFOLIO TURNOVER

          While the Fund will normally seek to invest in Underlying Funds for the long term, it may frequently rebalance those holdings with the goal of staying close to its projected target allocation. Therefore, the Fund may sell shares of Underlying Funds regardless of how long they have been held. Although the Fund bears no brokerage commissions when it buys or sells shares of Underlying Funds of the Trust, it may bear brokerage commissions or other transaction costs when it transacts in shares of Unaffiliated Underlying Funds. A “high portfolio turnover rate” for the Fund with respect to its holdings of Unaffiliated Underlying Funds

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  25

generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. Also, a high portfolio turnover rate for the Fund may cause the Fund to be more likely to generate capital gains that must be distributed to shareholders as taxable income. The Fund is not subject to a specific limitation on portfolio turnover and is generally not managed to minimize tax burdens of shareholders.

          An Underlying Fund that engages in active and frequent trading of portfolio securities will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate for an Underlying Fund generally will result in greater brokerage commission expenses borne by the Fund and, ultimately, by shareholders. Also, Underlying Funds with high turnover rates may be more likely to generate capital gains that must be distributed to the Fund, and, ultimately to shareholders, as taxable income. None of the Underlying Funds of the Trust are subject to a specific limitation on portfolio turnover, and securities of each Underlying Fund may be sold at any time such sale is deemed advisable for investment or operational reasons.

SHARE CLASSES

          Each Lifecycle Fund offers Retirement Class shares and Institutional Class shares. The Lifecycle Retirement Income Fund also offers Retail Class shares. The investments of each Lifecycle Fund are held by the Fund as a whole, not by a particular share class, so an investor’s money will be invested the same way no matter which class of shares is held. However, there are differences among the fees and expenses associated with each class and not everyone is eligible to buy every class. Please see the respective Prospectuses for each of the classes for more information about those classes, including eligibility requirements. After determining which classes you are eligible to buy, decide which class best suits your needs. Please contact the Lifecycle Funds if you have questions or would like assistance in determining which class is right for you.

INVESTMENT ADVISER

          Advisors manages the assets of the Lifecycle Funds under the supervision of the Board of Trustees of the Trust. Advisors is an indirect wholly-owned subsidiary of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching, and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1, the TIAA-CREF Life Funds and the other series of the Trust, including the Underlying Funds of the Trust. The personnel of Advisors also manage the investment accounts of CREF through TIAA-CREF Investment Management

26  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

(“Investment Management”), an affiliated investment advisor. As of December 31, 2008, Advisors and Investment Management together had approximately $158 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

          TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund offered in this Prospectus, however, pays the management fees and other expenses that are described in the table in the Fees and Expenses section. The fees paid by the Fund to Advisors and its affiliates are intended to compensate these service providers for their services to the Fund and are not limited to the reimbursement of the service providers’ costs. Thus, under these arrangements, Advisors and its affiliates can earn a profit or incur a loss on the services which they render to the Fund.

          Advisors’ duties include developing and administering the asset allocation program for the Fund. In managing the Underlying Funds, Advisors conducts research, recommends investments and places orders to buy and sell securities. Advisors also supervises and acts as liaison among the various service providers to the Fund and the Underlying Funds of the Trust, such as the custodian and transfer agent.

          Under the terms of an Investment Management Agreement between the Trust and Advisors, Advisors is entitled to a fee at an annual rate of 0.10% of the average daily net assets of the Fund. Advisors has contractually agreed to waive this management fee on the Fund through at least January 31, 2010. Due to these waivers, Advisors received no management fees from the Fund during the 2008 fiscal year.

          A discussion regarding the basis for the Board of Trustees’ most recent approval of the Investment Management Agreement for the Fund is available in the Lifecycle Funds’ annual report for the fiscal year ended September 30, 2008. For a free copy, please call 800 842-2776, visit the Fund’s website at www.tiaa-cref.org/mfs or visit the SEC’s website at www.sec.gov.

          The Fund is managed by a team of investment professionals who are jointly responsible for the day-to-day management of the Fund. Information about the managers responsible for the Fund is set forth below.

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  27

			Total Experience (since dates specified below)

Name & Title	Role	Experience Over Past Five Years	At TIAA	Total Years	On Team

John M. Cunniff, CFA Managing Director	Asset Allocation (allocation strategies)	Advisors, TIAA and its affiliates – 2006 to Present (quantitative portfolio manager); Morgan Stanley Investment Management – 2001 to 2006 (U.S. Research Director (oversight of equity research analysis team for U.S. market segments))	2006	1992	2006

Hans L. Erickson, CFA Managing Director	Asset Allocation (general oversight)	Advisors, TIAA and its affiliates – 1996 to Present (oversight responsibility for all quantitative equity strategies, equity index funds and asset allocation funds)	1996	1988	2006

Pablo Mitchell Director	Asset Allocation (daily portfolio management)	Advisors, TIAA and its affiliates – 2004 to Present (quantitative portfolio manager; various quantitative equity research responsibilities); Thomson Vestek – 2003 to 2004 (senior quantitative researcher for equity and fixed-income performance analysis and risk modeling)	2004	2003	2006

          The Lifecycle Funds’ SAI provides additional disclosure about the compensation structure of each of the Lifecycle Funds’ portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of securities in the Lifecycle Funds they manage.

DISTRIBUTION ARRANGEMENTS

          TPIS is the principal underwriter of the Lifecycle Funds and distributes their shares. TPIS may seek reimbursement under the distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of the Retail Class shares. TPIS may seek reimbursement under the distribution plan to pay such other intermediaries for expenses incurred in the sale and promotion of Retail Class shares. In addition, TPIS, Services or Advisors may pay intermediaries out of their own assets to support the distribution of Retail, Retirement or Institutional Class shares. Payments to intermediaries may include payments to certain third-party broker/dealers and financial advisors, including fund supermarkets, to provide access to their fund distribution platforms, as well as to provide transaction processing or administrative services. More information

28  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

about these distribution arrangements appears in the Statement of Additional Information.

          The Trust has adopted a Distribution Plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act for Retail Class shares of the Fund. Under the Distribution Plan, the Trust may reimburse TPIS for all or part of certain expenses that are incurred in connection with the promotion and distribution of the Retail Class shares of the Fund, up to an annual rate of 0.25% of the average daily net asset value of Retail Class shares of the Fund. Fees to be paid with respect to the Retail Class of the Fund under the Distribution Plan will be calculated daily and paid monthly. The annual fees payable with respect to Retail Class shares of the Fund are intended to reimburse TPIS for expenses it incurs promoting the sale of shares and providing ongoing servicing and maintenance of accounts of Fund shareholders, including salaries and other expenses relating to the account servicing efforts. Because these fees are paid out of the Fund’s Retail Class assets on an ongoing basis, over time they will increase the cost of a shareholder’s investment and may cost more than paying other types of sales charges. TPIS has contractually agreed not to seek any reimbursements from the Fund under the Distribution Plan through at least January 31, 2010. This agreement may be amended or terminated at any time by the Board of Trustees.

CALCULATING SHARE PRICE

          The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (the “NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. The Fund computes its NAV by calculating the value of the Fund’s assets, less its liabilities, and computes its NAV per share by dividing its NAV allocable to each share class by the number of outstanding shares of that class. The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective NAVs in the case of mutual funds. The values of any Unaffiliated Underlying Funds held by the Fund are based on the market value of the shares. Therefore, the share price of the Fund is determined based on the NAV per share or market value per share of each of the Underlying Funds (and the value of any other assets and liabilities of the Fund).

          To value securities and other instruments held by the Underlying Funds of the Trust (other than for the Money Market Fund), such Underlying Funds of the Trust usually use market quotations or values obtained from independent pricing services to value such assets. Fixed-income securities with remaining maturities of 60 days or less that are held by the Underlying Funds of the Trust are generally valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Underlying Funds of the Trust will use a security’s “fair value,” as determined in good faith by or under the direction of the Board of Trustees. Such Underlying Funds may also use fair value if events that have a significant effect on

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  29

the value of an investment (as determined in Advisors’ discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. Like the Fund, the Underlying Funds of the Trust do not price their shares on dates when the NYSE is closed. This remains the case for Underlying Funds of the Trust that invest in foreign securities that are primarily listed on foreign exchanges that trade on days when such Underlying Funds do not price their shares, even though such securities may continue to trade and their values may fluctuate when the NYSE is closed. For example, the Underlying Funds of the Trust might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before an Underlying Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the NAV of an Underlying Fund of the Trust. Although the Underlying Funds of the Trust fair value portfolio securities on a security-by-security basis, those that hold foreign portfolio securities may see more of their portfolio securities fair valued more frequently than other Underlying Funds that do not hold foreign securities.

          Fair value pricing most commonly occurs with securities that are primarily traded outside of the United States. Fair value pricing may occur, for instance, where there are significant market movements in the U.S. after foreign markets have closed, and there is the expectation that securities traded on foreign markets will adjust based on market movements in the U.S. when their markets open the next day. In these cases, the Underlying Funds of the Trust may fair value certain foreign securities when it is felt that the last traded price on the foreign market does not reflect the value of that security at 4:00 p.m. Eastern Time. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price. While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of an affected Underlying Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

          The values of any securities of Unaffiliated Underlying Funds held by the Fund are based on the market value of the securities. The Fund uses fair value pricing to value these securities under the same circumstances that the Underlying Funds of the Trust use fair value pricing to value their portfolio securities, as described above. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV.

          Money market instruments (other than those held by the Money Market Fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

30  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

          To calculate the Money Market Fund’s NAV per share, its portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Money Market Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS AND DISTRIBUTIONS

          The Fund expects to declare and distribute to shareholders substantially all of its net investment income and net realized capital gains, if any. The amount distributed will vary according to the income received from securities held by the Fund and capital gains realized from the sale of securities. The Fund plans to pay dividends quarterly and any net capital gains from the Fund are intended to be paid once a year.

          Retail Class shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. Your dividend and capital gain distributions will be automatically reinvested in additional shares of another Fund in which you already hold shares.

3.	Income-Earned Option. Your long-term capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. Your dividend and short-term capital gain distributions will be automatically reinvested, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. A check will be sent for your dividend and each capital gain distribution.

          On the Fund’s distribution date, it makes distributions on a per share basis to shareholders who hold and have paid for Fund shares on the record date. The Fund does this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  31

          Shareholders who hold their Retail Class shares through a variable product, an employee benefit plan or through an intermediary may be subject to restrictions on their distribution payment options imposed by the product, plan or intermediary. Please contact your plan sponsor or intermediary for more details.

TAXES

          As with any investment, you should consider how your investment in the Fund will be taxed.

          Taxes on Dividends and Distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from the Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, a statement showing the taxable distributions paid to you in the previous year from the Fund will be sent to you and the Internal Revenue Service (“IRS”). Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 0% to individual investors who are in the 10% or 15% tax bracket). These rates are scheduled to apply through 2010. Whether a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities that led to the gain.

          A portion of ordinary income dividends paid by the Fund to non-corporate investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregate qualified dividend income received by the Fund from the Underlying Funds. Notwithstanding this, certain holding period requirements with respect to a shareholder’s shares in the Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” The favorable treatment of qualified dividends is currently scheduled to expire after 2010. Additional information about this can be found in the SAI.

          Taxes on Transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

32  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

          Whenever you sell shares of the Fund, you will be sent a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          Backup Withholding. If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, the Fund is required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. The Fund is also required to begin backup withholding if instructed by the IRS to do so.

          Buying a Dividend. If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, unless you held your shares through a tax deferred arrangement such as 401(a), 401(k) or 403(b) plans or IRAs, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of Foreign Taxes. Foreign governments may impose taxes on the Fund and its Underlying Funds and their investments and these taxes generally will reduce the Fund’s distributions.

          Other Restrictions. There are tax requirements that all mutual funds must follow in order to avoid federal taxation. In an effort to adhere to these requirements, the Fund or an Underlying Fund may have to limit its investment in some types of instruments.

          Special Considerations for Certain Institutional Investors. If you are a corporate investor, a portion of the dividends from net investment income paid by the Fund may qualify for the corporate dividends-received deduction. The portion of the dividends that will qualify for this treatment will depend on the aggregate qualifying dividend income that the Fund receives from the Underlying Funds. Certain holding period and debt financing restrictions may apply to corporate investors seeking to claim the deduction.

          Taxes Related to Employee Benefit Plans or IRAs. Generally, individuals are not subject to federal income tax in connection with Retail Class shares they hold (or that are held on their behalf) in participant or custody accounts under Code section 401(a) employee benefit plans (including 401(k) and Keogh plans), Code section 403(b) or 457 employee benefit plans, or IRAs. Distributions from such plan participant or custody accounts may, however, be subject to ordinary income taxation in the year of the distribution. For information about the tax aspects of your plan or IRA or Keogh account, please consult your plan administrator, TIAA-CREF or your tax adviser.

          Other Tax Matters. Certain investments of the Funds, including certain debt instruments, foreign securities and shares of other investment funds could affect the amount, timing and character of distributions you receive and could cause a

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  33

Fund to recognize taxable income in excess of the cash generated by such investments (which may require a Fund to liquidate other investments in order to make required distributions).

          This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the SAI.

YOUR ACCOUNT: PURCHASING, REDEEMING OR EXCHANGING SHARES

TYPES OF ACCOUNTS

          Retail Class shares of the Fund are available for purchase in the following types of accounts:

•	Individual accounts (for one person) or joint accounts (more than one person) including Transfer on Death (TOD) accounts (see below for more details).

•	Trust accounts (other than foreign trust accounts).

•	Financial advisor accounts.

•	Accounts for a minor child under the Uniform Gift to Minors Act (UGMA) or Uniform Transfer to Minors Act (UTMA).

•	Traditional IRAs and Roth IRAs. These accounts let you shelter investment income from federal income tax while saving for retirement.

•

Coverdell Education Savings Accounts (“Coverdell” accounts, formerly Education IRAs). These accounts let you shelter investment income from federal income tax while saving to pay qualified higher education expenses of a designated beneficiary.

•	Corporate and institutional accounts.

•	Omnibus accounts held by financial intermediaries, platforms, programs, plans and other similar entities (collectively, “financial intermediaries”) on behalf of other investors.

•	Registered and unregistered investment company accounts.

•	Other accounts (and categories of shareholders) as may be approved from time to time.

The Fund will only accept accounts with a U.S. address of record. Additionally, the Fund will not accept a P.O. Box as the address of record.

          For more information about opening an IRA or corporate or institutional account, please call the Fund at 800 223-1200, Monday through Friday, from 8:00 a.m. to 10:00 p.m. Eastern Time.

34   Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

HOW TO PURCHASE SHARES

          How to Open an Account and Make Subsequent Investments

          To open an account, send the Fund a completed application with your initial investment. If you want an application, or if you have any questions or need help completing the application, call a Fund consultant at 800 223-1200. You can also download and print the application from the Fund’s website at www.tiaa-cref.org. If you intend to hold your shares indirectly through a financial intermediary, please contact the intermediary about initiating purchases of Lifecycle Fund shares or making additional purchases.

          The minimum initial investment for Traditional IRA, Roth IRA and Coverdell accounts is $2,000 per Fund account. The minimum initial investment for all other accounts, including custodial (UGMA/UTMA) accounts is $2,500 per Fund account.

          Subsequent investments for all account types must be at least $100 per Fund account. Financial intermediaries may enforce their own minimum initial and subsequent investment minimums. The Fund has the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders. All purchases must be in U.S. dollars and all checks must be drawn on U.S. banks. The Fund will not accept payment in the following forms: travelers checks, money orders, credit card convenience checks, cashier’s checks, cash or starter checks. The Fund will not accept corporate checks for investment into non-corporate accounts. The Fund will not accept third-party checks. (Any check not made payable directly to TIAA-CREF Lifecycle Funds-Retail Class will be considered a third-party check.) The Fund cannot accept checks made out to you or other parties and signed over to the Fund.

          The Fund considers all purchase requests to be received when they are received in “good order” by the Fund’s transfer agent (or other authorized Fund agent). Financial intermediaries may have their own independent good order and eligibility requirements. (See below.)

          To Open An Account On-Line: Please visit the Fund’s Web Center at www.tiaa-cref.org and click on Mutual Funds. You can establish an individual, joint, or custodian (UGMA or UTMA), account. For assistance in completing these transactions, please call 800 223-1200. Once completed, your transaction cannot be modified or canceled.

          To Open An Account By Mail: Send your check, made payable to TIAA-CREF Lifecycle Funds-Retail Class, and application to:

First Class Mail:	The TIAA-CREF Lifecycle Funds—Retail Class c/o Boston Financial Data Services P.O. Box 8009 Boston, MA 02266-8009

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  35

Overnight Mail:	The TIAA-CREF Lifecycle Funds—Retail Class c/o Boston Financial Data Services 30 Dan Road Canton, MA 02021-2809

          Once submitted, your transaction cannot be modified or canceled.

          To Open An Account By Wire: Send the Fund your application by mail, then call to confirm that your account has been established. Instruct your bank to wire money to:

State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110 ABA Number 011000028 DDA Number 99052771

          Specify on the wire:

•	The TIAA-CREF Lifecycle Funds-Retail Class;

•	Account registration (names of registered owners), address and Social Security number(s) or taxpayer identification number;

•	Indicate if this is for a new or existing account (provide Fund account number if existing);

•	The Fund’s name and amount to be invested

          You can purchase additional shares in any of the following ways:

          By Mail: Send a check to either of the addresses listed above with an investment coupon from a previous confirmation statement. If you do not have an investment coupon, use a separate piece of paper to provide your name, address, Fund account number and the Fund’s name and the amount to be invested.

          By Automatic Investment Plan (AIP): You can make subsequent investments automatically by electing to utilize the Automatic Investment Plan on your initial application or later upon request. By electing this option you authorize the Fund to take regular, automatic withdrawals from your bank account.

          To begin this service, send the Fund a voided check or savings account investment slip. It may take the Fund up to 10 days from the time it is received to set up your Automatic Investment Plan. You can make automatic investments semi-monthly or monthly (on the 1st and 15th of each month or on the next business day if those days are not business days). Investments must be made for at least $100 per Fund account.

          You can change the date or amount of your investment, or terminate the Automatic Investment Plan, at any time by letter or by telephone. The change will take effect approximately 5 business days after the Fund receives your request.

          By Telephone: Call 800 223-1200. You can make electronic withdrawals from your designated bank account to buy additional Retail Class shares of the Fund over the telephone. There is a $100,000 limit on these purchases. Telephone requests cannot be modified or canceled.

          All shareholders automatically have the right to buy shares by telephone provided bank account information and a voided check were provided at the time

36  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

the account was established. If you do not want the telephone purchase option, you can indicate this on the application or call the Fund at 800 223-1200 anytime after opening your account. You may add this privilege after the account has been established by completing an Account Services Form, which you can request by calling 800 223-1200, or you may download it from the Fund’s website.

          Over the Internet: With TIAA-CREF’s Web Center, you can make electronic withdrawals from your designated bank account to buy additional shares over the Internet. There is a $100,000 limit on these purchases. TIAA-CREF’s Web Center can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org.

          Before you can use TIAA-CREF’s Web Center, you must enter your Social Security number, date of birth and active account number. You will then be given an opportunity to create a user name and password. TIAA-CREF’s Web Center will lead you through the transaction process, and the Fund will use reasonable procedures to confirm that the instructions given are genuine. All transactions over TIAA-CREF’s Web Center are recorded electronically. Once made, your transactions cannot be modified or canceled.

          By Wire: To buy additional shares by wire, follow the instructions above for opening an account by wire (please note that there is no need to forward another account application once the account has been established and you are making a subsequent investment).

          Note that if you hold Fund shares through a financial intermediary, you must contact the intermediary to purchase additional shares.

         Points to Remember for All Purchases

•

Your investment must be for a specified dollar amount. The Fund cannot accept purchase requests specifying a certain price, date or number of shares. These types of requests will be deemed to be not in “good order” (see below) and the money you sent will be returned to you.

•	The Fund reserves the right to reject any application, investment or purchase request. There may be circumstances when the Fund will not accept new investments without prior notice to shareholders.

•	Your ability to purchase shares may be restricted due to limitations on purchases or exchanges, including limitations under the Fund’s Market Timing/Excessive Trading Policy (see below).

•	If you hold your shares through a financial intermediary, they may charge you additional fees. Contact them to find out if they impose any other conditions on your transactions.

•

If your purchase check does not clear or payment on it is stopped, or if the Fund does not receive good funds through wire transfer or electronic funds transfer, the Fund will treat this as a redemption of the shares purchased when your check or electronic funds were received. You will be responsible for any resulting loss incurred by the Fund or Advisors and you may be subject to tax consequences on such a redemption. If you are already a shareholder, shares from any of your account(s) may be redeemed as

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  37

reimbursement for all losses. The Fund also reserves the right to restrict you from making future purchases in the Fund or any other series of the Trust. There is a $25 fee for all returned items, including checks and electronic funds transfers. Please note that there is a 10-calendar day hold on all purchases by check or through electronic funds transfer.

•

Federal law requires the Fund to obtain, verify and record information that identifies each person who opens an account. Until the Fund receives such information, it may not be able to open an account or effect transactions for you. Furthermore, if the Fund is unable to verify your identity, or that of another person authorized to act on your behalf, or if it is believed that potentially criminal activity has been identified, the Fund reserves the right to take such action as deemed appropriate, which may include closing your account.

•

The Funds are not responsible for any losses due to unauthorized or fraudulent instructions so long as the Funds follow reasonable security procedures to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them.

          In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit a shareholder to purchase Retail Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Lifecycle Fund; (2) the securities offered to the Lifecycle Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Lifecycle Fund’s investment restrictions. If the Lifecycle Fund accepts the securities, the shareholder’s account will be credited with Retail Class shares equal in net asset value to the market value of the securities received. Shareholders who are investing through a financial intermediary or plan who are interested in making in-kind purchases should contact the Lifecycle Funds or their intermediary or plan sponsor. Otherwise, shareholders interested in making in-kind purchases should contact the Lifecycle Funds directly.

HOW TO REDEEM SHARES

          You may redeem (sell) your Retail Class shares of the Fund at any time. Redemptions must be for at least $250 or the balance of your investment in a Fund, if less. If you hold your Fund shares through a financial intermediary, please contact the intermediary to sell your shares. Your intermediary may have different requirements and restrictions on redemptions than the Fund.

          Usually, the Fund sends your redemption proceeds to you on the next business day after the Fund receives your request, but not later than seven days afterwards, assuming the request is received in good order by the Fund’s transfer agent (or other authorized Fund agent) (see below). If a redemption of shares is requested shortly after you have purchased those shares by check or automatic investment plan, it may take 10 calendar days for your check or automatic investment to clear and for your shares to be available for redemption.

38  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

          The Fund sends redemption proceeds to the shareholder of record at his/her address or bank of record. If proceeds are to be sent to someone else, a different address or a different bank, the Fund generally will require a letter of instruction with a Medallion Signature Guarantee for each account holder (see below). The Fund can send your redemption proceeds by check to the address of record; by electronic transfer to your bank; or by wire transfer (minimum of $5,000). Before calling, read “Points to Remember When Redeeming,” below.

          The Fund can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          You Can Redeem Shares In Any Of The Following Ways:

          By Mail: Send your written request to either of the addresses listed in the “How to Open an Account and Make Subsequent Investments” section. Requests must include: account number, transaction amount (in dollars or shares), signatures of all owners exactly as registered on the account, Medallion Signature Guarantees (if required), and any other required supporting legal documentation. Once mailed to the Fund, your redemption request is irrevocable and cannot be modified or canceled.

          By Telephone: Call 800 223-1200 to redeem shares in amounts under $50,000. Once made, your telephone request cannot be modified or canceled.

          All shareholders automatically receive the telephone redemption option. If you do not want to be able to redeem by telephone, indicate this on your application or call the Fund any time after opening your account. Telephone redemptions are not available for IRA accounts.

          By Systematic Redemption Plan: You can elect this feature only from accounts with balances of at least $5,000. The Fund will automatically redeem shares in the Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days) and provide you with a check or electronic transfer to your bank. You must specify the dollar amount (minimum $250) of the redemption and the Fund’s name.

          If you want to set up a systematic redemption plan, contact the Fund and it will send the necessary forms to you. All owners of an account must sign the systematic redemption plan request. Similarly, all owners must sign any request to increase the amount or frequency of the systematic redemptions or a request for payments to be sent to an address other than the address of record. A Medallion Signature Guarantee is required for this address change.

          The Fund can terminate the systematic redemption plan option at any time, although the Fund will notify you if this occurs. You can terminate the plan or reduce the amount or frequency of the redemptions by writing or calling the Fund. Requests to establish, terminate or change the amount or frequency of redemptions will become effective within 5 days after the Fund receives your instructions.

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  39

         Points To Remember When Redeeming:

•	The Fund cannot accept redemption requests specifying a certain price or date; these requests will be deemed to be not in “good order” (see below) and will be returned.

•

If you request a redemption by telephone within 30 days of changing your address, or if you would like the proceeds sent to someone else, you must send the Fund your request in writing with a Medallion Signature Guarantee of all owners exactly as registered on the account.

         In-Kind Redemptions of Shares

          Certain large redemptions of Lifecycle Fund shares may be detrimental to the Fund’s other shareholders because such redemptions can adversely affect a portfolio manager’s ability to implement its investment strategy by causing premature sale of portfolio securities that would otherwise be held. Consequently, if, in any 90-day period, a shareholder redeems (sells) shares in an amount that exceeds the lesser of (i) $250,000 or (ii) 1% of a Lifecycle Fund’s assets, then the Fund, at its sole discretion, has the right (without prior notice) to satisfy the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund’s portfolio (which may consist of either Institutional Class shares of the Underlying Funds or actual securities originally held by the Underlying Funds) instead of cash. This is referred to as a “distribution in-kind” redemption and the securities you receive in this manner represent a portion of the Lifecycle Fund’s or Underlying Fund’s entire portfolio. The securities you receive will be selected by the Lifecycle Fund in its discretion. The shareholder receiving the securities will be responsible for disposing of the securities and bearing any associated costs.

HOW TO EXCHANGE SHARES

          Investors holding Retail Class shares of the Fund are accorded certain exchange privileges involving their Retail Class shares of the Fund. For purposes of making an exchange involving Retail Class shares, an “exchange” means:

•

a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another Lifecycle Fund (however, as of the date of this Prospectus, no other Lifecycle Funds offered Retail Class shares);

•	a sale (redemption) of Retail Class shares of the Fund and the use of the proceeds to purchase Retail Class shares of another non-Lifecycle series in the Trust; or

•

a sale (redemption) of Retail Class shares of another Lifecycle Fund (however, as of the date of this Prospectus, no other Lifecycle Funds offered Retail Class shares) or another non-Lifecycle series of the Trust and the use of the proceeds to purchase Retail Class shares of the Fund.

40  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

          In each case, these exchanges may be made at any time, subject to the exchange privilege limitations described below and in the section below entitled “Market Timing/Excessive Trading Policy.” The minimum investment amounts that apply to purchases also apply to exchanges. In other words, for any account, an exchange to a Fund in which you already own shares must be at least $50. An exchange to a new Fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per Fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          Exchanges between Funds can be made only if the accounts are registered identically in the same name(s), address and Social Security number or taxpayer identification number.

          If you hold your shares through a financial intermediary, please contact the intermediary to exchange Fund shares. Please note that financial intermediaries may have their own limitations, restrictions or fees on exchange requests.

         You Can Make Exchanges In Any Of The Following Ways:

          By Mail: Send a letter of instruction to either of the addresses in the “How to Open an Account and Make Subsequent Investments” section. The letter must include your name, address, and the funds and accounts you want to exchange between.

          By Telephone: Call 800 223-1200. Once made, your telephone request cannot be modified or canceled.

          Over the Internet: You can exchange shares using TIAA-CREF’s Web Center, which can be accessed through TIAA-CREF’s homepage at www.tiaa-cref.org. Once made, your transaction cannot be modified or canceled.

          By Systematic Exchange: You can elect this feature only if the balance of the Fund account from which you are transferring shares is at least $5,000. The Fund automatically redeems Retail Class shares from the Fund and purchases Retail Class shares in another Fund each month or quarter (on the 1st or 15th of the month or on the following business day if those days are not business days). You must specify the dollar amount and the Funds involved in the exchange. An exchange to a Fund in which you already own shares must be for at least $50, and an exchange to a new Fund account must meet the account minimums as stated by account type above (i.e., $2,000 per Fund account for Traditional IRA, Roth IRA or Coverdell accounts and $2,500 per Fund account for all other accounts, including custodial (UGMA/UTMA) accounts).

          If you want to set up a systematic exchange, you can contact the Fund and it will send you the necessary forms. All owners of an account must sign the systematic exchange request. Similarly, all account owners must sign any request to increase the amount or frequency of systematic exchanges. You can terminate the plan or change the amount or frequency of the exchanges by writing or calling the Fund. Requests to establish, terminate or change the amount or frequency of

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  41

exchanges will become effective within 5 days after the Fund receives your instructions.

         Points To Remember When Exchanging:

•

Make sure you understand the investment objective, policies, strategies and risks disclosed in the prospectus of the Lifecycle Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

The Fund reserves the right to reject any exchange request and to modify or terminate the exchange option at any time without prior notice to shareholders. The Fund may do this, in particular, when your transaction activity is deemed to be harmful to the Fund, including if it is considered to be market timing activity.

•	An exchange is considered a sale of securities, and therefore is taxable.

CONVERSION OF SHARES

          A share conversion is a transaction where shares of one class of a Fund are exchanged for shares of another class of the same Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur where a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility of the share class they own (and another class exists for which they would be eligible). Please note that a share conversion is generally a non-taxable event, but please consult with your personal tax advisor on your particular circumstances.

          A request for a share conversion will not be processed until it is received in “good order” (as defined below) by the Fund’s transfer agent (or other authorized Fund agent). Conversion requests received in “good order” prior to the close of the NYSE (generally 4:00 p.m. Eastern Time) on a day the NYSE is open will receive the NAV of the new class calculated that day. Please note that because the NAVs of each class of the Fund generally vary due to differences in expenses, you will receive a different number of shares in the new class than you held in the old class, but the total value of your holdings will remain the same.

          The Fund’s market timing policies will not be applicable to share conversions. If you hold your shares through an Eligible Investor like an intermediary or plan sponsor, please contact them for more information on share conversions. Please note that certain intermediaries or plan sponsors may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

          Voluntary Conversions

          If you believe that you are eligible to convert your Fund shares to another class and you hold your shares through a TIAA-CREF administered account, you may

42  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

place an order for a share conversion by calling 800 223-1200. If you hold your shares through a plan or intermediary, please contact them regarding conversions. Please be sure to read the Prospectus for the new class in which you wish to convert prior to such a conversion in order to learn more about its different features, performance and expenses. Neither the Fund nor Advisors have any responsibility for reviewing accounts and/or contacting shareholders to apprise them that they may qualify to request a voluntary conversion. Some Eligible Investors may not allow investors who own Fund shares through them to make share conversions.

          Mandatory Conversions

          The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

IMPORTANT TRANSACTION INFORMATION

          Good Order. Purchase, redemption and exchange requests are not processed until received in good order by the Fund’s transfer agent (or other authorized Fund agent). “Good order” means actual receipt of the order along with all information and supporting legal documentation necessary to effect the transaction by the Fund’s transfer agent (or other authorized Fund agent). This information and documentation generally includes the Fund account number, the transaction amount (in dollars or shares), signatures of all account owners exactly as registered on the account and any other information or supporting documentation as the Fund, its transfer agent or other authorized Fund agent may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by the Fund’s transfer agent (or other authorized Fund agent) to effect the purchase. The Fund, its transfer agent or any other authorized Fund agent may, in their sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time.

          Financial intermediaries may have their own requirements for considering transaction requests to be in “good order.” If you hold your shares through a financial intermediary, please contact them for their specific “good order” requirements.

          Share Price. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase, redeem or exchange shares that is in good order anytime before close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If the Fund’s transfer agent (or other authorized Fund agent) receives an order to purchase,

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus    43

redeem or exchange shares that is in good order anytime after the NYSE closes, the transaction price will be the NAV per share calculated the next business day.

          If you hold Fund shares through a financial intermediary, the intermediary may require you to communicate to it any purchase, redemption or exchange request by a specified deadline earlier than 4:00 p.m. Eastern Time in order to receive that day’s NAV per share as the transaction price.

           Small Account Maintenance Fee. The Fund charges an annual small account maintenance fee of $15.00 per Retail Class account in order to allocate shareholder servicing costs equitably if your Fund balance falls below $2,000 (for any reason, including a decrease in market value). This fee will be deducted from your Retail Class Fund account. Please note that you can not pre-pay this fee by any means besides an automatic deduction of the fee from your account.

          You will be given 60 days’ notice to reestablish the minimum balance if your Fund account balance falls below $2,000 in order to avoid the annual small account maintenance fee. If you do not increase your balance, you will be assessed the small account maintenance fee as noted above.

          The annual small account maintenance fee will not apply to the following types of Retail Class Fund accounts: accounts held through retirement or employee benefit plans; accounts held through intermediaries and their supermarkets and platforms (i.e., omnibus accounts); accounts that are registered under a taxpayer identification number (or Social Security number) that has aggregate non-retirement or non-employee benefit plan assets held in accounts for the Fund or other series of the Trust of $25,000 or more; accounts currently enrolled in the Fund’s automatic investment plan (AIP) and TIAA-CREF employees contributing to the Fund through payroll deduction. The Fund reserves the right to waive or reduce the annual small account maintenance fee for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the annual small account maintenance fee at any time without advance notice to shareholders.

          Minimum Account Size. Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to redeem shares in any account if the value of that account drops below $1,500. You will be allowed at least 60 days, after written notice, to make an additional investment to bring your account value up to at least the specified minimum before the redemption is processed. The Fund reserves the right to waive or reduce the minimum account size for any Fund account at any time. Additionally, the Fund may increase, terminate or revise the terms of the minimum account size requirements at any time without advance notice to shareholders.

          Taxpayer Identification Number. If you hold your Fund shares directly, you must provide the Fund with your taxpayer identification number (which, for most individuals, is your Social Security number) and inform the Fund whether or not you are subject to back-up withholding for prior underreporting. If you do not furnish your taxpayer identification number, redemptions or exchanges of shares, as well as dividends and capital gains distributions, will be subject to back-up tax withholding.

44  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

          Changing Your Address. To change the address on your account, please call the Fund or send a written notification signed by all registered owners of your account. If you hold your shares through a financial intermediary, please contact the intermediary to change your address.

           Medallion Signature Guarantee. For some transaction requests (for example, when you are redeeming shares within 30 days of changing your address, bank or bank account or adding certain new services to an existing account), the Fund requires a Medallion Signature Guarantee of each owner of record of an account. This requirement is designed to protect you and the Fund from fraud, and to comply with rules on stock transfers. A Medallion Signature Guarantee is a written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Certain commercial banks, trust companies, savings associations, credit unions and members of United States stock exchanges participate in the Medallion Signature Guarantee program. No other form of signature verification will be accepted. A notary public cannot provide a signature guarantee. For more information about when a Medallion Signature Guarantee may be required, please contact the Fund.

          Transferring Shares. You can transfer ownership of your account to another person or organization or change the name on your account by sending the Fund written instructions. Generally, each registered owner of the account must sign the request and provide a Medallion Signature Guarantee. When you change the name on an account, shares in that account are transferred to a new account.

          Transfer on Death. If you live in certain states, you can designate one or more persons (“beneficiaries”) to whom your Fund shares can be transferred upon death. You can set up your account with a Transfer on Death (“TOD”) registration upon request. (Call the Fund to get the necessary forms.) A TOD registration avoids probate if the beneficiary(ies) survives all shareholders. You maintain total control over your account during your lifetime.

          Telephone and TIAA-CREF Web Center Transactions. The Fund is not liable for losses from unauthorized telephone and TIAA-CREF Web Center and telephone transactions so long as reasonable procedures designed to verify the identity of the person effecting the transaction are followed. The Fund requires the use of personal identification numbers, codes and other procedures designed to reasonably confirm that instructions given by telephone or through TIAA-CREF’s Web Center are genuine. The Fund also tape records telephone instructions and provides written confirmations. The Fund accepts all telephone instructions reasonably believed to be genuine and accurate. However, you should verify the accuracy of your confirmation statements immediately after you receive them. The Fund may suspend or terminate Internet or telephone transaction facilities at any time, for any reason.

          If you do not want to be able to effect transactions over the telephone, call the Fund for instructions.

          Limitations. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus    45

owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

          Advice About Your Account. Representatives of TPIS may recommend that you buy Fund shares. TPIS, a TIAA subsidiary, is considered the principal underwriter for the Fund. TPIS representatives are only authorized to recommend securities of TIAA or its affiliates. They receive no commissions for these recommendations.

           Customer Complaints. Customer complaints may be directed to TIAA-CREF Lifecycle Funds, 730 Third Ave., New York, NY 10017-3206, attention: Director, Distribution Operations Services, Mail Stop 730/6/41.

          Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund using the TIAA CREF Web Center at www.tiaa-cref.org and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY

          There are shareholders who may try to profit from making transactions back and forth among the Lifecycle Funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Underlying Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all Fund shareholders and Underlying Fund shareholders, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

          The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60- calendar day period, a shareholder redeems or exchanges any monies out of the Fund, subsequently purchases or exchanges any monies back into the Fund and then redeems or exchanges any monies out of the Fund, the shareholder will not be permitted to transfer back into the Fund through a purchase or exchange for 90 calendar days.

           The Fund’s market timing policies and procedures will not be applied to reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan-sponsor-initiated transactions, and other types of transactions specified by the Fund’s management. In addition, the market timing policies and procedures will not apply to certain tuition (529) programs, funds of funds, wrap programs, asset allocation programs and other similar programs that are approved by the Fund’s management. The Fund’s management

46  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

 may also waive the market timing policies and procedures when it is believed that such a waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

          The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the investor. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

           The Fund’s holdings of Unaffiliated Underlying Funds are fair valued, as necessary, and the portfolio securities of the Underlying Funds of the Trust are fair valued, as necessary (most frequently their international holdings), in each case to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

          The Fund seeks to apply its specifically defined market timing policies and procedures uniformly to all shareholders, and not to make exceptions with respect to these policies and procedures (beyond the exceptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to shareholders who own shares through omnibus accounts. At times, the Fund may agree to defer to an intermediary’s market timing policy if the Fund’s management believes that the intermediary’s policy provides comparable protection of Fund shareholders’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice. These efforts may include requesting transaction data from intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct intermediaries to take action against shareholders who have violated the Fund’s market timing policies.

          The Fund is not appropriate for market timing. You should not invest in the Fund if you want to engage in market timing activity.

          Shareholders seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or the Underlying Funds or their agents will be able to identify such shareholders or curtail their trading practices.

          If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus    47

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

          The Russell 1000® Index, Russell 2000® Index, Russell 3000® Index, Russell 1000® Growth Index, Russell 1000® Value Index, Russell Midcap® Growth Index and Russell Midcap® Value Index are trademarks/service marks of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Funds are not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Funds nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

          The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

48  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to changes in prevailing interest rates, with a longer duration indicating more volatility. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration.

Equity Securities: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Securities: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States; (2) companies having their principal business operations outside of the United States; (3) companies organized outside the United States; and (4) foreign governments and agencies or instrumentalities of foreign governments.

High-Yield Bond: A bond that has been rated lower than investment-grade by rating agencies or is deemed as such by Advisors and that generally pays a higher yield to compensate for its greater risk of default.

Investment Glidepath: The general movement of the target allocations of the Lifecycle Funds (other than the Lifecycle Retirement Income Fund) from Underlying Funds that invest in equity securities to Underlying Funds that invest in fixed-income securities as a Fund’s target retirement year approaches, as well as after that target retirement year is reached.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization or unrated securities that Advisors determines are of comparable quality.

Short-Term Fixed Income: Fixed Income Securities with maturities from less than one year to five years.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus    49

FINANCIAL HIGHLIGHTS

          The Financial Highlights table is intended to help you understand the Fund’s financial performance since commencement of operations. Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

          These financial highlights have been audited by PricewaterhouseCoopers LLP, the Lifecycle Funds’ independent registered public accounting firm, whose report, along with the Lifecycle Funds’ financial statements, is included in the Lifecycle Funds’ annual report, which is available without charge upon request.

50  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

FINANCIAL HIGHLIGHTS	(continued)

LIFECYCLE RETIREMENT INCOME FUND

	Retail Class		Institutional Class		Retirement Class

	For the Period November 30, 2007* to September 30, 2008		For the Period November 30, 2007* to September 30, 2008		For the Period November 30, 2007* to September 30, 2008

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value, beginning of period	$10.00		$10.00		$10.00

Gain (loss) from investment operations:
Net investment income ‡	0.32		0.34		0.31
Net realized and unrealized gain (loss) on total investments	(1.34)		(1.36)		(1.34)

Total gain (loss) from investment operations	(1.02)		(1.02)		(1.03)

Less distributions from:
Net investment income	(0.33)		(0.33)		(0.32)
Net realized gains	—	(c)	—	(c)	—	(c)

Total distributions	(0.33)		(0.33)		(0.32)

Net asset value, end of period	$8.65		$8.65		$8.65

TOTAL RETURN	(10.37	)%(a)	(10.37	)%(a)	(10.49	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)	$6,171		$2,691		$4,800
Ratio of expenses to average net assets before expense reimbursement and waiver (d)(e)	1.72	%(b)	1.49	%(b)	1.79	%(b)
Ratio of expenses to average net assets after expense reimbursement and waiver (d)(f)	0.00	%(b)	0.00	%(b)	0.25	%(b)
Ratio of net investment income to average net assets	4.09	%(b)	4.30	%(b)	4.00	%(b)
Portfolio turnover rate	26	%(a)	26	%(a)	26	%(a)

See notes to financial highlights.

TIAA-CREF Lifecycle Funds ▪ Retail Class ▪ Prospectus  51

FINANCIAL HIGHLIGHTS (NOTES)	(concluded)

TIAA-CREF LIFECYCLE FUNDS

*	Fund commenced operations on November 30, 2007.

‡	Per share information is calculated based on average number of shares outstanding.

(a)	Total return for the period of less than one year is not annualized.

(b)	The percentages shown for this period are annualized.

(c)	Amount represents less than $0.01 per share.

(d)	The Fund’s expenses do not include the expenses of the Underlying Funds.

(e)	Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and/or reimbursements by the investment adviser and the distributor.

(f)	Ratio of Net Expenses to Average Net Assets is net of fee waivers and/or reimbursements by the investment adviser and the distributor, if any.

52  Prospectus ▪ TIAA-CREF Lifecycle Funds ▪ Retail Class

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FOR MORE INFORMATION ABOUT THE LIFECYCLE FUNDS AND TIAA-CREF FUNDS

Statement of Additional Information. The SAI contains more information about certain aspects of the Lifecycle Funds. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Lifecycle Funds’ annual and semiannual reports will provide additional information about the Lifecycle Funds’ investments. In the Lifecycle Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Lifecycle Funds’ performance during the preceding fiscal year.

Requesting Documents. You can request a copy of the SAI or these reports without charge, or contact the Lifecycle Funds for any other purpose, in any of the following ways:

By telephone:
Call 800 223-1200

In writing:
TIAA-CREF Lifecycle Funds—Retail Class c/o Boston Financial DataServices P.O. Box 8009 Boston, MA 02266-8009

Over the Internet:
www.tiaa-cref.org

Information about TIAA-CREF Funds (including the SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, D.C. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

To lower costs and eliminate duplicate documents sent to your home, the Lifecycle Funds may mail only one copy of the Lifecycle Funds’ Prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one shareholder lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call the Lifecycle Funds toll-free or write to the Lifecycle Funds as follows:

By telephone:
Call 800 223-1200

In writing:
TIAA-CREF Lifecycle Funds—Retail Class c/o Boston Financial DataServices P.O. Box 8009 Boston, MA 02266-8009

1940 Act File No. 811-9301

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF FUNDS
(Formerly, the TIAA-CREF Institutional Mutual Funds)

TIAA-CREF
LIFECYCLE FUNDS

FEBRUARY 1, 2009

Lifecycle 2010 Fund
Lifecycle 2015 Fund
Lifecycle 2020 Fund
Lifecycle 2025 Fund
Lifecycle 2030 Fund
Lifecycle 2035 Fund
Lifecycle 2040 Fund
Lifecycle 2045 Fund
Lifecycle 2050 Fund
Lifecycle Retirement Income Fund

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in the Lifecycle Funds, investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and is made part of the Lifecycle Funds’ Institutional Class prospectus, Retirement Class prospectus and Retail Class prospectus, each dated February 1, 2009 (each, a “Prospectus”). Each Prospectus may be obtained by writing the Funds at TIAA-CREF Funds, P.O. Box 1259, Charlotte, NC 28201 or by calling 877 518-9161. The SAI should be read in conjunction with the Prospectuses.

This SAI describes ten Lifecycle Funds. Each Fund offers Retirement Class and Institutional Class shares. The Lifecycle Retirement Income Fund also offers Retail Class shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements for the fiscal year ended September 30, 2008 are incorporated into this SAI by reference to the TIAA-CREF Fund’s Annual Report to shareholders. The Lifecycle Funds will furnish you, without charge, a copy of the Annual Report on request.

B-2	Investment Objectives, Policies, and Restrictions
B-2	Fundamental Policies
B-3	Investment Policies
B-20	Management of the Trust
B-20	The Board of Trustees
B-20	Trustees and Officers
B-23	Equity Ownership of the Trustees
B-23	Trustee and Officer Compensation
B-24	Board Committees
B-24	Proxy Voting Policies
B-26	Principal Holders of Securities
B-26	Investment Advisory and Other Services
B-27	Retirement Class Service Agreement
B-27	Underwriter
B-27	Custodian, Transfer Agent and Fund Accounting Agent
B-27	Independent Registered Public Accounting Firm
B-27	Personal Trading Policy
B-28	Information about the Lifecycle Funds’ Portfolio Management Team
B-28	Structure of Compensation for Portfolio Managers
B-28	Additional Information Regarding Portfolio Managers
B-28	Potential Conflicts of Interest of Advisors and Portfolio Managers
B-29	Disclosure of Portfolio Holdings

B-30	About the Trust and the Shares
B-30	Class Structure
B-31	Distribution (12b-1) Plans
B-31	Indemnification of Shareholders
B-32	Indemnification of Trustees
B-32	Limitation of Fund Liability
B-32	Shareholder Meetings and Voting Rights
B-32	Shares
B-32	Additional Funds or Classes
B-32	Dividends and Distributions
B-33	Pricing of Shares
B-33	Investments for Which Market Quotations Are Readily Available
B-33	Special Valuation Procedures for the Money Market Fund
B-34	Options and Futures
B-34	Investments for Which Market Quotations Are Not Readily Available
B-34	Tax Status
B-38	Brokerage Allocation
B-39	Directed Brokerage
B-39	Legal Matters
B-39	Experts
B-39	Financial Statements
B-40	Appendix: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

          The investment objectives and policies of each Lifecycle Fund are discussed in the Lifecycle Funds’ Prospectuses. Because each Lifecycle Fund invests in Institutional Class shares of other funds of the Trust and potentially other investment pools or investment products (the “Underlying Funds”), investors in each Lifecycle Fund will be affected by an Underlying Fund’s investment strategies in direct proportion to the amount of assets the Lifecycle Fund allocates to the Underlying Fund pursuing such strategies. Accordingly, each Lifecycle Fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. The following discussion of investment policies and restrictions supplements the descriptions in the Prospectuses of the Lifecycle Funds as well as the prospectuses of the Underlying Funds of the Trust.

          Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, the investment objective of each Lifecycle Fund as described in the Prospectuses, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

          Each Lifecycle Fund is classified as diversified under the 1940 Act. In addition, each Lifecycle Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

          Unless stated otherwise, each of the following investment policies and risk considerations apply to each Lifecycle Fund.

FUNDAMENTAL POLICIES

          The following restrictions are fundamental policies of each Lifecycle Fund:

1.	The Lifecycle Fund will not issue senior securities except as permitted by law.

2.

The Lifecycle Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that Fund’s assets at the time of borrowing), and, from other sources for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.	The Lifecycle Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.	The Lifecycle Fund will not purchase real estate or mortgages directly, except that the Fund may invest in investment vehicles that purchase real estate or mortgages directly.

5.	The Lifecycle Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6.

The Lifecycle Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.	The Lifecycle Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8.	The Lifecycle Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry

B-2  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

(excluding the U.S. Government or any of its agencies or instrumentalities). With respect to investment restriction number 8, each Lifecycle Fund may invest more than 25% of its assets in any one Underlying Fund. For concentration purposes, each Lifecycle Fund will look through to the holdings of its affiliated Underlying Funds to assess its industry concentration. Currently, neither any of the Lifecycle Funds nor any of the Underlying Funds concentrates, or intends to concentrate, its investments in a particular industry.

9.

The Lifecycle Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or securities of other investment companies, or hold more than 10% of the outstanding voting securities of any one issuer.

INVESTMENT POLICIES

          The following policies and restrictions are non-fundamental policies. These restrictions may be changed by the Board of Trustees without the approval of the shareholders in the affected Lifecycle Fund. Since each Lifecycle Fund will invest primarily in shares of other investment companies, rather than investing directly in individual securities, the investment policies listed below are applicable to the Underlying Funds of the Trust (but not to other Underlying Funds unless specifically noted below) in which the Lifecycle Funds invest.

          Non-Equity Investments of the Equity Underlying Funds. The equity Underlying Funds (the “Equity Funds”) can, in addition to common stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the TIAA-CREF Institutional Money Market Fund invests in (as described in the Underlying Funds’ prospectuses), as well as other short-term instruments. These other instruments are similar to the instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

          When market conditions warrant, the Equity Funds can invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          The Equity Funds also can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

          Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Underlying Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of an Underlying Fund, a temporary defensive posture and (1) without limitation hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Underlying Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Underlying Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that an Underlying Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

          Credit Facility. The Underlying Funds and the Lifecycle Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or funds of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

          If an Underlying Fund or Lifecycle Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Additional Risks Resulting From Recent Market Events and Government Intervention in Financial Markets. Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. and foreign governments banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

          In addition to the recent unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

          The recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-3

financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

          Illiquid Investments. The Board of Trustees of the Underlying Funds has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. An Underlying Fund will not purchase or otherwise acquire any investment, if as a result, more than 15% (10% in the case of the Money Market Fund) of its net assets (taken at current value) would be invested in illiquid investments. Investments in illiquid securities posses risks of potential delays in resale. Limitations on resale may have an adverse effect on the marketability of portfolio securities and it may be difficult for the Underlying Fund to dispose of illiquid securities promptly or to sell such securities for their fair market value.

          Restricted Securities. The Underlying Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by an Underlying Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees of the Underlying Funds has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

          Preferred Stock. The Underlying Funds (except for Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

          Options and Futures. Each of the Underlying Funds (except for Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the Securities and Exchange Commission (“SEC”) and Commodity Futures Trading Commission (“CFTC”). The Underlying Funds are not expected to use options and futures strategies in a speculative manner but rather they may use them primarily as hedging techniques or for cash management purposes.

          Options and futures transactions may increase an Underlying Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

          Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Underlying Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          An Underlying Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by an Underlying Fund, the Underlying Fund will realize a profit or loss on the transaction on that security.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing

B-4  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

          An Underlying Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on that security. Depending on the premium for the put option purchased by an Underlying Fund, the Underlying Fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls on groups of securities can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of an Underlying Fund’s portfolio of securities. To the extent that an Underlying Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of an Underlying Fund.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          To the extent permitted by applicable regulatory authorities, each Underlying Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of an Underlying Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract — assuming a “long” position — Advisors will legally obligate an Underlying Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — Advisors will legally obligate an Underlying Fund to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by an Underlying Fund usually will be liquidated in this manner, an Underlying Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to an Underlying Fund to do so. A clearing corporation associated with the exchange on which the futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of each Underlying Fund with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of the Underlying Funds’ securities portfolios against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, an Underlying Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

          Unlike the purchase or sale of a security, no price is paid or received by an Underlying Fund upon the purchase or sale of a futures contract. Initially, the Underlying Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Underlying Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-5

nature of a performance bond or good faith deposit on the contract that is returned to the Underlying Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Underlying Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where an Underlying Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Underlying Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Underlying Fund may elect to close the position by taking an opposite position that will operate to terminate the Underlying Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Underlying Fund, and the Underlying Fund realizes a loss or a gain.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of an Underlying Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Underlying Fund’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to the user’s ability to correctly predict movements in the direction of the market. For example, it is possible that where an Underlying Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Underlying Fund’s portfolio may decline. If this occurred, the Underlying Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

          It is also possible that, for example, if an Underlying Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Underlying Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Underlying Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Underlying Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

          Each Underlying Fund (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that an Underlying Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Underlying Funds to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Underlying Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and, therefore, are not subject to registration or regulation as commodity pool operators.

          Investment Companies. Subject to certain exceptions and limitations, each Underlying Fund can invest up to 5% of its assets in any single investment company and up to 10% of its assets in other investment companies in the aggregate. However, no Underlying Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions do not apply to the Lifecycle Funds’ investments in the Underlying Funds. Additionally, the Lifecycle Funds may invest in other investment companies besides the Underlying Funds of the Trust for cash management and defensive purposes, such as exchange-traded funds (“ETFs”), subject to the limitations set forth above. Each Lifecycle Fund bears a proportionate share of the expenses of each Underlying Fund in which it invests and the Underlying Funds similarly will bear a proportionate share of the expenses of any investment companies in which they invest.

          Other investment products similar to ETFs in which the Lifecycle Funds may invest are exchange-traded notes (“ETNs”). While ETNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by the ETNs’ issuers. As with ETFs, when a Fund

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invests in an ETN, it will bear certain investor expenses charged by the ETN.

          Exchange-Traded Funds. A Fund may purchase shares of exchange-traded funds. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, a Fund’s purchases of ETF shares generally are subject to the limitations on a Fund’s investments in other investment companies, which are described above under the heading “Investment Companies.”

          Exchange-Traded Notes. A Fund may purchase shares of ETNs. ETNs are exchange-traded fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). Often, ETNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN. The price of an ETN can fluctuate within a wide range, and a Fund could lose money investing in an ETN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. Each Underlying Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Underlying Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Underlying Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Underlying Funds’ risk of early repayment of principal, but exposes the Underlying Funds to some additional risk that the transaction will not be consummated.

          When an Underlying Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of ownership of the securities — accrues to the Underlying Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Underlying Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Underlying Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts below.”

Debt Instruments Generally

          A debt instrument held by an Underlying Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in an Underlying Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of an Underlying Fund holding a significant amount of fixed-income instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Underlying Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such an Underlying Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Underlying Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by an Underlying Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by the Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for the Underlying Funds’ investments in accordance with their investment objectives and policies.

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          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. Some of the Underlying Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were or currently are part of the Farm Credit System, including The National Bank for Cooperatives, The Farm Credit Banks, and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Student Loan Marketing Association (“Sallie Mae”), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors or its securities, an Underlying Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

          In September, 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC will likely continue to operate as going concerns while in conservatorship.

          Although the U.S. Treasury subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps - a liquidity backstop and the mortgage-backed securities purchase program - are scheduled to expire in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA and FHLM-guaranteed mortgage-backed securities held by the Underlying Funds.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Underlying Funds may invest in lower-rated debt securities. In particular, the High-Yield Fund will invest at least 80% of its net assets in below-investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent an Underlying Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’ net asset value (“NAV”). In addition, an Underlying Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          An Underlying Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the Underlying Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Underlying Funds to obtain accurate market quotations for purposes of valuing an Underlying Fund’s assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

          Any debt instrument, no matter its initial rating may, after purchase by an Underlying Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are

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treated as if they carried the rating of securities with which Advisors compares them.

          Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly-leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Underlying Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Underlying Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

          The Underlying Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Underlying Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. An Underlying Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Underlying Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Underlying Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Underlying Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

          Although most of the Underlying Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of High-Yield Fund’s assets may be invested in securities rated lower than B- or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

          Corporate Debt Securities. An Underlying Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Zero Coupon Obligations. Some of the Underlying Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although an Underlying Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of an Underlying Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that an Underlying Fund otherwise would not have done so. To the extent an Underlying Fund is required to liquidate thinly-traded securities, an Underlying Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by an Underlying Fund to pay distributions, the Underlying Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          Custodial receipts issued in connection with so-called trademark zero coupon securities, such as Certificates of Accrual on Treasuries (“CATs”), and Treasury Income Growth Receipts (“TIGRs”), are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., those purchased through the Federal Reserve’s Separate Trading of Registered Interest and Principal of Securities Program (“STRIPs”), and Coupons Under Book Entry Safekeeping (“CUBEs”)) are direct obligations of the U.S. Government.

          Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obli-

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gations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Some of the Underlying Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

          An Underlying Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. An Underlying Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

          The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

          An Underlying Fund may invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

          If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

          Structured or Indexed Securities (Including Exchange-Traded Notes and Inflation-Indexed Bonds). Some of the Underlying Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a Reference such as specific currencies, interest rates, commodities, indices or other financial indicators or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Underlying Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

          An Underlying Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities

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(calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of defla-tion, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. An Underlying Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          An Underlying Fund may invest in targeted return index securities (“TRAINs”), which are fixed rate certificates that represent undivided interests in the pool of securities (generally lower-rated debt securities that are unsecured) underlying a Targeted Return Index Securities Trust. By investing in a TRAIN, a holder is able to invest in a diversified portfolio of fixed-income securities without incurring the brokerage and other expenses associated with directly holding small positions in individual securities. A holder of a TRAIN receives income from the trust as a result of principal and interest paid by the trust’s underlying securities, and indirectly bears its proportionate share of any expenses paid by the TRAIN. TRAINs are not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified institutional buyers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. As a result, certain investments in TRAINs may be less liquid to the extent that the Underlying Fund is unable to find qualified institutional buyers interested in purchasing such securities at any point in time. TRAINs that are rated below investment-grade are considered lower-rated debt securities, and will entail the risks described above in the discussion regarding lower-rated debt securities.

Mortgage-Backed and Asset-Backed Securities

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Underlying Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable-rate-mortgage related securities and collateralized mortgage obligations. Some of the Underlying Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government-related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related

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securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets an Underlying Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. An Underlying Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

          Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Underlying Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Underlying Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Underlying Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

          Mortgage Dollar Rolls. Some of the Underlying Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to an Underlying Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Underlying Fund loses the right to receive principal and interest paid on the securities sold. However, the Underlying Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repay-

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ments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Underlying Fund compared with what such performance would have been without the use of mortgage rolls. The Underlying Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Underlying Funds treat mortgage rolls as a financing transaction.

          Securities Lending. Subject to the Underlying Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Underlying Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, an Underlying Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities (or such lesser percentage as may be permitted by SEC interpretations, not to fall below 100% of the market value of the loaned securities), as reviewed daily. In addition, an Underlying Fund could suffer loss if the loan terminates and the Underlying Fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

          The Underlying Fund lending the securities will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Underlying Fund by the borrower of the securities. Such loans will be terminable by the Underlying Fund at any time and will not be made to affiliates of TIAA. The Underlying Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Underlying Fund may pay reasonable fees to persons unaffiliated with the Fund for services, for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or even loss of rights in the collateral should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. Cash collateral received by an Underlying Fund will generally be invested in high quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, an Underlying Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the Underlying Fund may loose money as a result of the investment of such collateral.

          Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Underlying Funds can use to manage cash balances effectively. In a repurchase agreement, the Underlying Funds buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Underlying Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Underlying Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Underlying Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Underlying Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Underlying Fund. In such event, the Underlying Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Swap Transactions. Each Underlying Fund (other than the Money Market Fund) may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

          By entering into a swap transaction, an Underlying Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Underlying Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to

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take advantage of market opportunities that may arise from time to time. An Underlying Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return an Underlying Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While an Underlying Fund will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Underlying Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that an Underlying Fund will succeed when pursuing its contractual remedies. To minimize an Underlying Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When an Underlying Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent an Underlying Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

          In addition to other swap transactions, an Underlying Fund may purchase and sell contracts for difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable the Underlying Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

          By entering into a CFD transaction, the Underlying Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, the Underlying Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Underlying Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Underlying Fund’s shares, may be reduced.

          Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin, and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

          Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

          To the extent that there is an imperfect correlation between the return on an Underlying Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Underlying Fund’s financial risk. No Underlying Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Underlying Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

          Borrowing. Each Underlying Fund may generate cash by borrowing money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Underlying Fund. Each Underlying Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Underlying Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

          Segregated Accounts. In connection with when-issued securities, firm commitments and certain other transactions in which an Underlying Fund incurs an obligation to make payments in the future, an Underlying Fund may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other securities obligations as may be permitted by law.

CURRENCY TRANSACTIONS

          The value of an Underlying Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and an Underlying Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, an Underlying Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Underlying Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

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          The Underlying Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, an Underlying Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, an Underlying Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, an Underlying Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Underlying Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect an Underlying Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The Underlying Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, an Underlying Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave an Underlying Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that an Underlying Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of an Underlying Fund’s assets that may be committed to foreign currency exchange contracts. An Underlying Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Fund’s investment adviser believes will correlate closely to the currency’s price movements. The Underlying Funds generally will not enter into forward contracts with terms longer than one year.

          Foreign Investments. As described more fully in the Prospectuses and the prospectuses for the Underlying Funds, certain Underlying Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses and below, there are a number of country- or region-specific risks and other considerations that may adversely affect these investments. These are also discussed in the Underlying Funds’ Statement of Additional Information. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

          Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Underlying Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

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          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of an Underlying Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Underlying Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that an Underlying Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Underlying Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Underlying Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Underlying Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes. The dividends and interest payable on certain of the Underlying Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

          Emerging Market Securities. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of any issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it has one or more of these characteristics in connection with a developed country.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

          Risks of investing in emerging markets and emerging market securities include (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict an Underlying Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; and (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

          In addition, some countries in which the Underlying Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and

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rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries.

          Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of 27 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 15 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 15 of the 27 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Fifteen disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership. Also, as the EU continues to enlarge, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

          Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

          Investment in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting stan-

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-17

dards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Underlying Funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Underlying Funds to engage in foreign currency transactions designed to protect the value of the Underlying Funds’ interests in securities denominated in such currencies.

          A number of Latin American countries are among the largest debtors of developing countries. Argentina’s bankruptcy in the early 2000s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japan’s economic recovery, which set the stage for a bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

B-18  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

          Investment in Asia other than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Underlying Funds to engage in foreign currency transactions designed to protect the value of the Underlying Funds’ interests in securities denominated in such currencies.

          A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts. The Equity Funds may invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that an Equity Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Equity Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, an Equity Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          Other Investment Techniques and Opportunities. Each Underlying Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Fund’s portfolio.

          Industry Concentration. None of the Underlying Funds will concentrate more than 25% of its total assets in any one industry.

          Portfolio Turnover. The transactions a Fund engages in are reflected in its portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Underlying Funds’ portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover for an Underlying Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds’ shareholders, including the Lifecycle Funds. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable. Because each Lifecycle Fund will purchase and sell the principal portion of its portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer (the Underlying Funds), the Lifecycle Funds will not incur any brokerage commissions on most of their portfolio trades.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-19

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

          The Board of Trustees oversees the Trust’s business affairs, including, among other things, approving the Lifecycle Funds’ investment objectives and policies. The Board delegates the day-to-day management of the Lifecycle Funds to Advisors and its officers (see below). The Board meets periodically to review, among other things, the Lifecycle Funds’ activities, contractual arrangements with companies that provide services to the Lifecycle Funds and the performance of the Lifecycle Funds’ investment portfolios.

TRUSTEES AND OFFICERS

          The following tables include certain information about the trustees and officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years. The first table includes information about the Trust’s disinterested trustees and the second table includes information about the Trust’s officers. The first table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The Trust has no interested trustees.

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006); Partner (1990-2005) and Head of Global Product Management (2003-2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005).	61

Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee Member, Gulf of Maine Research Institute, the Boston Athenaeum, Maine Community Foundation and Carnegie Endowment for International Peace; and Director, Appalachian Mountain Club.

Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990- 2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	61

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.

Eugene Flood, Jr. c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser).	61	None

Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer (since September 2007) of Copper Rock Capital Partners, LLC (investment adviser). Formerly, Chief Operating Officer, DDJ Capital Management (2003-2006); and Executive Vice President (2000-2002), Senior Vice President (1995-2000) and Vice President (1992-1995), Fidelity Investments.	61	None

Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School.	61	None

Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	President and Founder (since October 2006) of NLJ Advisors, Inc. (investment adviser). Formerly, President and Managing Principal, Windermere Investment Associates (1997- 2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993-1997).	61	Director and Chairman of the Investment Committee of the Okabena Company (financial services).

B-20  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Principal and Founder BAM Consulting LLC (since 2003); and Independent Consultant for Merrill Lynch (since 2003). Formerly, Chairman, Oppenheimer Funds, Inc. (2000-2001); and Chief Executive Officer (1995-2001); President (1991-2000); and Chief Operating Officer (1989-1995) of that firm.	61	Director, Prudential plc and International Advisory Board, British- American Business Council.

James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and CEO, National Bureau of Economic Research (since 2008); Head (2006-2008) and Associate Head (1994- 2000 and 2001- 2006) Economics Department, Massachusetts Institute of Technology (MIT); Mitsui Professor of Economics, MIT (since 1996), and Program Director, National Bureau of Economic Research (1990-2008).	61	Director, The Jeffrey Company and Jeflion Company (unregistered investment companies); and National Bureau of Economic Research.

Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term. Trustee since 2001. Chairman until 6/30/2012.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, CEO and CIO, NCM Capital Management Group, Inc. (since 1991); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007).	61	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust.

Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50 Trustee since 2006	Trustee	Indefinite term.

Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987); Fellow, Financial Management Association (since 2002). Formerly, Associate Dean for Research (2001-2002) and Associate Director of Research (2000- 2003), the Center for International Business Education and Research, University of Texas at Austin; and Director of the Bureau of Business Research, University of Texas at Austin (2001-2002).

				61	None

OFFICERS

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mary (Maliz) E. Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since September 2007.

Executive Vice President of Client Services of TIAAand of TIAA-CREF Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since August 2008); Executive Vice President of Individual Client Services of TIAA and the TIAA-CREF Fund Complex (2007- 2008); President and Chief Executive Officer,TIAA-CREF Individual & Institutional Services, LLC (“Services”) (since July 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Formerly, Partner, Spyglass Investments (2002-2003); Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Business of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997-2003).

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Vice President and Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since February 2008.

Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since February 2008). Formerly, Chief Compliance Officer of Advisors (February-July 2008); Managing Director/Director of Global Compliance, AIG Investments (2000-2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998-2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997-1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994-1997); and Enforcement Staff Attorney, U.S. Securities and Exchange Commission (1988-1994).

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-21

OFFICERS (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2007.

President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007). Executive Vice President (since 1999) and Head of Asset Management (since 2006) of TIAA, CREF and TIAA Separate Account VA-1. Director of Teachers Personal Investors Services (“TPIS”) (since 2006) and Advisors (since 2004). President and Chief Executive Officer of Investment Management and Advisors and Manager of Investment Management (since 2004). Formerly, Manager of TIAA Realty Capital Management, LLC (2004-2006), and Chief Investment Officer of TIAA (2004-2006) and the TIAA-CREF Fund Complex (2003-2006); and Executive Vice President and Head of Asset Management of the TIAA-CREF Funds and the TIAA- CREF Life Funds (2006-2007).

Jonathan Feigelson TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/10/62	Senior Vice President and Acting General Counsel	One-year term. Senior Vice President and Acting General Counsel since October 2008.

Senior Vice President and Acting General Counsel of TIAA, CREF, TIAA Separate Account VA-1, TIAA- CREF Funds and TIAA-CREF Life Funds (since October 2008); and Senior Vice President and Deputy General Counsel of TIAA (since August 2006). Formerly, Managing Director and General Counsel, ABN AMRO (2002 - August 2006).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Treasurer of CREF and TIAA Separate Account VA-1 (since August 2008). Formerly, Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).

I. Steven Goldstein TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/24/52	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President of TIAA and the TIAA-CREF Fund Complex (since 2003). Formerly, Director of TIAA-CREF Life (2003-2006); Advisor for McKinsey & Company (2003); Vice President, Corporate Communications for Dow Jones & Co. and The Wall Street Journal (2001-2002); and Senior Vice President and Chief Communications Officer for Insurance Information Institute (1993-2001).

Erwin W. Martens TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/8/56	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Risk Management, of TIAA and the TIAA-CREF Fund Complex (since 2003). Director of Advisors (since 2004) and TPIS (since 2003) and Manager of Investment Management (since 2004). Formerly, Managing Director and Chief Risk Officer, Putnam Investments (1999- 2003); and Head and Deputy Head of Global market Risk Management, Lehman Brothers (1997-1999).

William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One year term. Vice President and Corporate Secretary since May 2008.

Vice President and Corporate Secretary of TIAA and the TIAA- CREF Fund Complex (since May 2008). Formerly, Deputy General Counsel and Corporate Secretary, Bank of America (2005-2008); and Deputy General Counsel, Secretary and Corporate Governance Officer, The Gillette Company (2000- 2005).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President of TIAA and the TIAA-CREF Fund Complex (since 2003) and Head of Corporate Services (since 2006). Formerly, Director, TIAA-CREF Life (2003-2006); First Vice President and Head of Human Resources, International Private Client Division and Global Debt Markets, Merrill Lynch & Co. (1999-2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998-1999).

Cara L. Schnaper TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/13/54	Executive Vice President	One-Year Term. Executive Vice President since February 2008.

Executive Vice President, Technology and Operations of TIAA, and Executive Vice President of the TIAA- CREF Fund Complex (since February 2008). Formerly, Principal, Market Resolve, LLC (2006-February 2008); and Head, Middle Office, Investment Banking (2000-2002), Head, Technology and Operations, Equities (1999-2000) and Chief Operating Officer Technology and Operations, Emerging Markets, Foreign Exchange and Commodities (1997-1999), JP Morgan Chase & Co.

Bertram L. Scott TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/26/51	Executive Vice President	One-year term. Executive Vice President since 2000.

Executive Vice President, Institutional Development and Sales of TIAA and the TIAA-CREF Fund Complex (since August 2008); Executive Vice President, Strategy Implementation and Policy of TIAA and the TIAA- CREF Fund Complex (2006-2008); and Director and President of TIAA- CREF Enterprises, Inc. (since 2000). Formerly, Executive Vice President, Product Management of TIAA and the TIAA-CREF Fund Complex (2000-2005); and President and Chief Executive Officer, Horizon Mercy (1996-2000).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President, Product Development and Management of TIAA (since August 2008); Executive Vice President, Institutional Client Services (2006-2008); Director of Tuition Financing and Manager of Services (April 2006); and President and CEO, TIAA-CREF Redwood, LLC (September 2006). Formerly, Senior Vice President, Pension Products (2003-2006) and Vice President, Support Services (1998- 2003) of TIAA and the TIAA-CREF Fund Complex.

B-22  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

EQUITY OWNERSHIP OF THE TRUSTEES

          The following chart includes information relating to equity securities that are beneficially owned by the Trust’s trustees in the Lifecycle Funds and in the same “family of investment companies” as the Lifecycle Funds, as of December 31, 2008. At this time, the Lifecycle Funds’ family of investment companies included the Lifecycle Funds and all of the other series of the Trust, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Lifecycle Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley	None	Over $100,00
Nancy A. Eckl	None	$50,001 - $100,000
Eugene Flood, Jr.	None	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
James M. Poterba	None	Over $100,00
Bridget Macaskill	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	$10,001 - $50,000 2010 Fund	Over $100,000

TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation received from the Trust and the TIAA-CREF Fund Complex by each non-officer trustee for the fiscal year ended September 30, 2008. The Funds’ officers receive no compensation from any fund in the TIAA-CREF Fund Complex. For purposes of this chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and the Trust (including the TIAA-CREF Lifecycle Funds), each a registered investment company.

DISINTERESTED TRUSTEES

Name of Person	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation Paid From TIAA-CREF Fund Complex

Forrest Berkley *	$11,138.36	$6,203.66	$214,250.00
Nancy A. Eckl	$11,536.65	$6,203.66	$213,000.00
Eugene Flood, Jr.	$13,001.33	$6,203.66	$235,500.00
Michael A. Forrester	$11,551.40	$7,511.52	$235,500.00
Howell E. Jackson	$14,543.46	$6,203.66	$251,750.00
Nancy L. Jacob	$20,701.21	$6,203.66	$328,000.00
Bridget Macaskill	$10,321.87	$6,203.66	$198,500.00
James M. Poterba *	$12,685.41	$6,203.66	$229,500.00
Maceo K. Sloan *	$17,105.42	$6,203.66	$288,000.00
Laura T. Starks	$16,224.30	$6,203.66	$270,500.00
Total:	$138,809.42	$63,344.43	$2,464,500.00

*

This compensation, or a portion of it, was not actually paid based on prior election of Messrs. Berkley, Poterba and Sloan to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees described below. Excluding this year’s deferrals (which are reflected in the table), a total of $376,125.36, including interest, earned across the fund complex, has been deferred for prior years’ service, including interest through September 30, 2008, for Messrs. Berkley, Poterba and Sloan. Of this $376,125.36 in deferred compensation, Mr. Berkley elected to defer $135,834.93, Mr. Poterba elected to defer $22,935.32 and Mr. Sloan elected to defer $217,355.11.

          The Board has approved trustee compensation at the following currently effective rates: an annual retainer of $50,000; a Board and committee meeting fee of $2,500 ($1,000 per conference call meeting to review investment performance of the Funds); an annual long-term compensation contribution of $75,000; an annual committee chair fee of $10,000 ($15,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $25,000; and an annual Operations and Audit and Compliance Committee member fee of $5,000. The trustees also receive $2,500 per meeting for attending any shareholder meetings. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is pro-rated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

          The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-23

products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

          The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations:

(1)

An Audit and Compliance Committee, consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for financial reporting, internal controls and certain compliance and ethics matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the Funds’ independent registered public accounting firm. The Audit and Compliance Committee has adopted a formal written charter that is available upon request. During the fiscal year ended September 30, 2008, the Audit and Compliance Committee held nine meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Mr. Sloan has been designated as the audit committee financial expert.

(2)

An Investment Committee, consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibility for the management of the Trust’s investments. During the fiscal year ended September 30, 2008, the Investment Committee held six meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust and the initiation of appropriate shareholder resolutions. During the fiscal year ended September 30, 2008, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)

An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended September 30, 2008, the Executive Committee did not hold any meetings. The current members of the Executive Committee are Mr. Sloan (chair), Ms. Eckl, Dr. Flood, Prof. Jackson, Dr. Jacob and Prof. Poterba.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain Trust officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During the fiscal year ended September 30, 2008, the Nominating and Governance Committee held nine meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)

An Operations Committee, consisting solely of independent trustees, which assists the full Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended September 30, 2008, the Operations Committee held eight meetings. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

          Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

          The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

          As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for proposals (related to corporate governance and social issues) are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

          Advisors votes proxies solicited by an Underlying Fund in the same proportion as the vote of the Underlying Fund’s shareholders other than the Lifecycle Funds (sometimes called “mirror” or “echo” voting).

          Advisors has a team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms and consultants, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

B-24  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

          The Funds and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Funds, Advisors or Advisors’ Affiliates) by Advisors’ legal and compliance professionals.

          There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Funds, Advisors or Advisors’ Affiliates), is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

          In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, the Trust has adopted special proxy voting policies for that Fund. Shares of the companies held in the Social Choice Equity Fund will be voted consistent with the social criteria (or screens) considered by the Fund in selecting companies for inclusion in its portfolio. In cases where Advisor is asked to vote on social matters that are not covered under the Fund’s screens, Advisors will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance. If the matter is not covered there, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          A record of all proxy votes cast for the Funds for the twelve-month period ended June 30, 2008, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov. A record of the Funds’ proxy votes for the twelve-month period ended June 30, 2009, will become available in August 2009. At that time, shareholders will be able to obtain this report, free of charge, by following the same procedures outlined above for obtaining a record of proxy votes cast by the other Funds.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-25

PRINCIPAL HOLDERS OF SECURITIES

          As of December 31, 2008, the following persons are known by the Trust to hold beneficially or of record 5% or more of the outstanding shares of a class of the Lifecycle Funds:

Fund/Class	Percentage of Holding	Shares

TIAA-CREF
Individual & Institutional Services Inc.
For Exclusive Benefit of Customers
730 Third Avenue
New York, NY 10017-3206
Lifecycle 2010 - Institutional Class	100.00%	1,272,733.878
Lifecycle 2015 - Institutional Class	100.00%	964,717.879
Lifecycle 2020 - Institutional Class	100.00%	931,505.577
Lifecycle 2025 - Institutional Class	100.00%	828,864.263
Lifecycle 2030 - Institutional Class	100.00%	858,435.816
Lifecycle 2035 - Institutional Class	99.99%	746,304.785
Lifecycle 2040 - Institutional Class	100.00%	1,093,737.524
Lifecycle 2045 - Institutional Class	5.95%	6,656.848

JP Morgan
TIAA-CREF Trust Company IRA Program
3 Metrotech Center Floor 6
Brooklyn, NY 11245-0001
Lifecycle 2010 - Retirement Class	16.35%	5,656,018.025
Lifecycle 2015 - Retirement Class	17.55%	5,869,562.092
Lifecycle 2020 - Retirement Class	14.58%	48,069,408.886
Lifecycle 2025 - Retirement Class	11.38%	3,448,433.560
Lifecycle 2030 - Retirement Class	9.18%	2,648,062.369
Lifecycle 2035 - Retirement Class	7.01%	1,873,528.008
Lifecycle 2040 - Retirement Class	5.05%	1,992,907.287
Lifecycle 2045 - Retirement Class	9.72%	88,991.060
Lifecycle 2050 - Retirement Class	22.42%	113,275.963
Lifecycle Retirement Income - Retirement Class	62.57%	689,669.073

TIAA-CREF
JP Morgan Retirement Plans Program
3 Metrotech Center
Brooklyn NY 11245-0001
Lifecycle 2010 - Retirement Class	83.58%	28,917,540.362
Lifecycle 2015 - Retirement Class	82.38%	27,549,625.244
Lifecycle 2020 - Retirement Class	85.38%	28,143,978.131
Lifecycle 2025 - Retirement Class	88.54%	26,825,559.793
Lifecycle 2030 - Retirement Class	90.72%	26,163,655.444
Lifecycle 2035 - Retirement Class	92.87%	24,813,331.962
Lifecycle 2040 - Retirement Class	94.90%	37,414,012.969
Lifecycle 2045 - Retirement Class	78.80%	721,245.571
Lifecycle 2050 - Retirement Class	56.71%	286,529.145
Lifecycle Retirement Income - Retirement Class	8.75%	96,477.492

Teachers Insurance & Annuity Association
730 Third Avenue
New York, NY 10017-3206
Lifecycle 2045 - Retirement Class	11.48%	105,104.868
Lifecycle 2050 - Retirement Class	20.69%	104,532.554
Lifecycle Retirement Income - Retirement Class	28.50%	314,173.461
Lifecycle 2045 - Institutional Class	94.05	105,238.535
Lifecycle 2050 - Institutional Class	97.34	104,553.202
Lifecycle Retirement Income - Institutional Class	99.33	314,727.725
Lifecycle Retirement Income - Retail Class	51.95%	419,636.966

Fund/Class	Percentage of Holding	Shares

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052
Lifecycle Retirement Income - Retail Class	6.35%	567,140.028

          The current trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the shares of each of the classes of the Lifecycle Funds as of December 31, 2008.

          Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

          As explained in the Prospectus, investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Investment Committee of the Board of Trustees. Advisors will perform all research, make recommendations and place orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial and related services for the assets of the Funds.

          TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of TPIS, the principal underwriter for the Trust. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

          As noted in the Prospectuses, Advisors manages the Lifecycle Funds under an Investment Management Agreement. Under the agreement, investment management fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Lifecycle Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses.

          Each of the Underlying Funds has also entered into an investment management agreement with Advisors. Each Lifecycle Fund indirectly bears a pro rata share of the investment management fees and other expenses incurred by the Underlying Funds in which the Lifecycle Fund invests. However, Advisors has contractually agreed to waive its 0.10% investment management fee on each Lifecycle Fund and reimburse the Funds for all of their “other expenses” (as defined in the Prospectus) except the Retirement Class service fee (discussed below) through at January 31, 2010.

          For the fiscal years ended September 30, 2008, 2007 and 2006 the table below reflects the total dollar amount of investment management fees paid by each Lifecycle Fund.

B-26  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

	Gross Fiscal Years Ended September 30,					Waived Fiscal Years Ended September 30,					Net Fiscal Years Ended September 30,

Fund	2008	2007		2006		2008	2007		2006		2008	2007		2006

Lifecycle 2010 Fund	$323,474		$153,196		$21,816	$323,474		$153,196		$21,816	$—		$—		$—
Lifecycle 2015 Fund	$268,332		$121,498		$21,487	$268,332		$121,498		$21,487	$—		$—		$—
Lifecycle 2020 Fund	$237,577		$107,307		$15,931	$237,577		$107,307		$15,931	$—		$—		$—
Lifecycle 2025 Fund	$203,434		$84,220		$14,968	$203,434		$84,220		$14,968	$—		$—		$—
Lifecycle 2030 Fund	$185,557		$75,020		$11,136	$185,557		$75,020		$11,136	$—		$—		$—
Lifecycle 2035 Fund	$156,524		$55,444		$8,410	$156,524		$55,444		$8,410	$—		$—		$—
Lifecycle 2040 Fund	$224,381		$71,701		$7,717	$224,381		$71,701		$7,717	$—		$—		$—
Lifecycle 2045 Fund	$2,013	$	NA	$	NA	$2,013	$	NA	$	NA	$—	$	NA	$	NA
Lifecycle 2050 Fund	$1,717	$	NA	$	NA	$1,717	$	NA	$	NA	$—	$	NA	$	NA
Lifecycle Retirement Income Fund	$9,689	$	NA	$	NA	$9,689	$	NA	$	NA	$—	$	NA	$	NA

RETIREMENT CLASS SERVICE AGREEMENT

          The Trust, including the Lifecycle Funds, has entered into a Service Agreement with Advisors, whereby Advisors provides or arranges for the provision of certain administrative services related to the offering of the Retirement Class of the Lifecycle Funds on retirement plan and other platforms (the “Retirement Class Service Agreement”).

          For the services rendered, the facilities furnished and expenses assumed by Advisors, the Lifecycle Funds pay an annual rate of 0.25% of net assets attributable to Retirement Class shares of the Lifecycle Funds under the Retirement Class Service Agreement. The service fees are accrued daily at their proportional annual rate. The fees paid under the Service Agreement for the fiscal years ended September 30, 2008, 2007 and 2006 are set forth in the table below:

	Fiscal Years Ended September 30,

Fund	2008	2007		2006

Lifecycle 2010 Fund	$799,579		$380,979		$55,926
Lifecycle 2015 Fund	$666,039		$301,572		$55,258
Lifecycle 2020 Fund	$592,201		$267,077		$40,702
Lifecycle 2025 Fund	$506,655		$208,623		$38,480
Lifecycle 2030 Fund	$463,337		$186,235		$28,621
Lifecycle 2035 Fund	$391,295		$137,477		$21,714
Lifecycle 2040 Fund	$559,713		$177,569		$19,825
Lifecycle 2045 Fund	$3,144	$	NA	$	NA
Lifecycle 2050 Fund	$2,394	$	NA	$	NA
Lifecycle Retirement Income Fund	$7,297	$	NA	$	NA

          The Retirement Class Service Agreement will continue in effect until terminated. The Agreement provides that it may be terminated without penalty by the Board of Trustees or by Advisors, in each case on sixty (60) days’ written notice to the other party. The Agreement may also be amended as to any Lifecycle Fund by the parties only if such amendment is specifically approved by the Board of Trustees.

UNDERWRITER

          Teachers Personal Investors Services, Inc. (“TPIS”), 730 Third Avenue, New York, NY 10017-3206, is considered the “principal underwriter” for the Trust. TIAA holds all of the shares of Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the Funds.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

          State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171, acts as custodian for the Trust and the Lifecycle Funds. As custodian, State Street is responsible for the safekeeping of the Lifecycle Funds’ portfolio securities. State Street also acts as fund accounting agent for the Trust and the Lifecycle Funds.

          Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend paying agent for the Lifecycle Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm of the Trust and audited the Lifecycle Funds’ and the Underlying Funds’ annual financial statements for the fiscal year ended September 30, 2008.

PERSONAL TRADING POLICY

          The Trust and TPIS have adopted codes of ethics under Rule 17j-l of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-27

INFORMATION ABOUT THE LIFECYCLE FUNDS’ PORTFOLIO MANAGEMENT TEAM

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Portfolio management team members are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

          Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of each Lifecycle Fund is calculated versus each Lifecycle Fund’s composite benchmark index. Please see the Lifecycle Funds’ prospectuses for more detail regarding the components of their composite benchmark indices. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

          Portfolio managers for the Lifecycle Retirement Income Fund receive long-term compensation awards that are divided into two components — 50% is awarded as units under the TIAA-CREF Long-Term Performance Plan, and 50% is invested in shares of the Fund or Funds managed by the individual(s). Portfolio managers for all other Lifecycle Funds receive 100% of their long-term compensation awards in TIAA-CREF Long-Term Performance Plan units.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio management team members listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Lifecycle Funds they manage, as of September 30, 2008.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Funds

John M. Cunniff, CFA	1*	0	$2,423	$0	Lifecycle 2030 Fund– Retirement Class–$50,001 - $100,000
Hans L. Erickson, CFA	2*	0	$103,385	$0	Lifecycle 2030 Fund– Retirement Class–Over $1,000,000
Pablo Mitchell	1*	0	$2,423	$0	Lifecycle 2035 Fund– Retirement Class–$10,001 - $50,000

*	Not including the ten Lifecycle Funds.

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the Lifecycle Funds and the Underlying Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

          Conflicting Positions. Investment decisions made for the Lifecycle Funds or the Underlying Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while an Underlying Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Lifecycle or Underlying Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

          Allocation of Investment Opportunities. Even where accounts have similar investment mandates as an Underlying Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by an Underlying Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

          Aggregation and Allocation of Orders. Advisors may aggregate orders of the Underlying Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as an Underlying Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to

B-28  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

certain client or proprietary accounts, at the expense of an Underlying Fund. In addition, an Underlying Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

          Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Underlying Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

          For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines for trading priority with long sales of single securities generally having priority over short sales of the same or closely related securities.

          Advisors’ procedures also address basket trades (trades in a wide variety of securities — on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

          Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Underlying Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Underlying Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Underlying Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and nonproprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third-party soft dollars.

          IPO allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Underlying Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Advisors for managing the Lifecycle Funds and the Underlying Funds, as well as certain other clients, is based on a percentage of assets under management whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund may disclose its portfolio holdings to all third parties who request it after that period. In addition, the Funds and Advisors may disclose the ten largest holdings of any Fund to third parties ten days after the end of the calendar month.

          The Funds and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•

Fund holdings in any particular security can be made available to stock exchanges or regulators, and Fund holdings in a particular issuer’s securities can be made available to that issuer, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Chief Counsel or above.

•	Fund portfolio holdings can be made available to rating and ranking organizations subject to a written confidentiality agreement that restricts trading on the information provided.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holding information to that third party is:

	•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;

	•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

	•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•	Any waiver to the policies and procedures must be approved in writing by an individual holding the title of

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-29

Chief Investment Officer or Executive Vice President, Asset Management or above and approved by an individual holding the title of Vice President and Associate General Counsel or above.

          On an annual basis, the Boards of the Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

          Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; PricewaterhouseCoopers; Adviser Consultant Network; Command Financial Press; and Bloomberg L.P. The Funds holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information at least 30 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

          In addition, occasionally the Funds and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Funds’ portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Also, State Street Bank and Trust Company, as the Funds’ custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Fund’s assets.

          Also, State Street Bank and Trust, as TIAA-CREF’s fund accounting agent and custodian, has timely information in order to process, account for and safe keep TIAA-CREF’s holdings.

          The Funds send summaries of their portfolio holdings to shareholders semi-annually as part of the Funds’ annual and semi-annual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

          The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

ABOUT THE TRUST AND THE SHARES

          The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Lifecycle Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

          Each of the Lifecycle Funds offers two classes of shares, Retirement and Institutional. The Lifecycle Retirement Income Fund also offers Retail Class shares. The distribution and service fee arrangements of each share class are described below.

          Retail Class Shares. Retail Class shares are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements apply to certain Retail Class investors, as well as a small account maintenance fee. The Lifecycle Retirement Income Fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 for its Retail Class through which it can reimburse the Fund’s distributor (which, in turn, may reimburse other entities) for its efforts to distribute or promote Retail Class shares.

          Retirement Class Shares. Retirement Class shares of the Lifecycle Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b) and 457 of the Code. Additionally, Retirement Class shares may be offered by certain intermediaries who have entered into a contract arrangement with the Lifecycle Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares.

          Institutional Class Shares. Institutional Class shares of the Lifecycle Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Minimum initial investments will apply to certain investors in Institutional Class shares.

          Shareholders investing through employee plans may have to pay additional expenses related to the administration of such plans. All expenses or costs of distributing or promoting Institutional Class shares of the Lifecycle Funds are paid by Advisors.

B-30  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

          The Lifecycle Funds invest in the Institutional Class Shares of the Underlying Funds. Institutional Class shares of the Underlying Funds are offered without distribution plan or shareholder service plan expenses or fees.

DISTRIBUTION (12b-1) PLANS

          The Trust’s Board of Trustees has adopted two Distribution Plans pursuant to Rule 12b-1 under the 1940 Act related to the Lifecycle Funds. The first distribution plan concerns the Retirement Class shares of each of the Lifecycle Funds (the “Retirement Class Plan”); the second distribution plan concerns Retail Class shares of the Lifecycle Retirement Income Fund (the “Retail Class Plan”) and together with the Retirement Class Plan, the (“Plans”).

          Under the Plans, the applicable Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion and distribution of its Retirement Class shares or Retail Class shares, respectively. The expenses for which a Lifecycle Fund may reimburse TPIS under the Plans include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of its Retirement Class or Retail Class shares, as well as for shareholder servicing expenses. Reimbursements by a Fund under the Retirement Class Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board, provided that no rate approved by the Board for any Fund may exceed the annual rate of 0.05% of the average daily net asset value of Retirement Class shares of such Fund. Reimbursements by the Lifecycle Retirement Income Fund under the Retail Class Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board, provided that no rate may exceed the annual rate of 0.25% of the average daily net asset value of Retail Class shares of the Fund. For purposes of determining the reimbursements payable under each Plan, the NAV of the Lifecycle Funds’ outstanding Retirement Class or Retail Class shares are computed in accordance with the Declaration of Trust. Please note however, that TPIS has contractually agreed not to seek any reimbursement under either Plan through January 31, 2010. Therefore, no 12b-1 fees were paid by the Lifecycle Funds pursuant to the Retirement Class Plan or the Retail Class Plan in 2008. This agreement may be amended or terminated at any time by the Board of Trustees. Amounts paid to the Distributor by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each Fund in proportion to the relative NAV of the participating Fund.

          Each Plan has been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of either Plan (the “Independent Trustees”), by votes cast in person at meetings called for the purpose of voting on such Plans. In adopting each Plan, the trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the Fund’s Retirement Class shares or Retail Class shares, respectively.

          Pursuant to each Plan, at least quarterly, TPIS provides the Trust with a written report of the amounts expended under the Distribution Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

          One of the potential benefits of each Plan is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions of Retirement Class shares and Retail Class shares, respectively, which could assist a Fund in achieving scale and contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

          Each Plan provides that it continues in effect only so long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. Each Plan provides that it may be terminated without penalty with respect to a Lifecycle Fund at any time: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to a Fund’s Retirement Class shares or Retail Class shares (as applicable). Each Plan further provides that it may not be amended to increase materially the maximum amount of the fees specified therein with respect to a Lifecycle Fund without the approval of a majority of the votes attributable to Retirement Class or Retail Class shares of the Fund, respectively. In addition, each Plan provides that no material amendment to the Plan will, in any event, be effective unless it is approved by a majority vote of both the trustees and the Independent Trustees. The holders of Retirement Class shares and Retail Class of each Lifecycle Fund have respective exclusive voting rights with respect to the application of the Plan to that Fund.

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

          To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees,

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-31

(ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series of the Trust, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder of a series of the Trust incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with a Lifecycle Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents, nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund. Since each class of the Lifecycle Funds use a combined Prospectus, however, it is possible that one Lifecycle Fund might become liable for a misstatement or omission in the Prospectus regarding another Lifecycle Fund with which its disclosure is combined. The trustees have considered this factor in approving the use of the combined Prospectuses.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes, although the Trust may do so periodically. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than 75% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

          Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the Trust may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the net asset value per share of the applicable Fund.

SHARES

          The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Lifecycle Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Lifecycle Fund’s investment portfolios.

          Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

ADDITIONAL FUNDS OR CLASSES

          Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically “series” of shares) or “classes” of shares in the Trust without shareholder approval. The establishment of additional Funds or classes would not affect the interests of current shareholders in the existing Funds.

DIVIDENDS AND DISTRIBUTIONS

          Each share of a Lifecycle Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable.

          Amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          Each share of a Lifecycle Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board of Trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, con-

B-32  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

version or subscription rights. All shares, when issued, will be fully paid and non-assessable.

          The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Underlying Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Underlying Money Market Fund’s net asset value might still decline.

PRICING OF SHARES

          The share price of each Lifecycle Fund and Underlying Fund (except the Underlying Money Market Fund) is determined based on the Fund’s net asset value, and the assets of each Lifecycle Fund consist primarily of shares of the Underlying Funds. Therefore, the prices of Lifecycle Fund shares are primarily determined based on the net asset values per share of the Underlying Funds. The assets of the each Underlying Fund are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Underlying Fund investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

          Equity Securities. Equity securities listed or traded on a national securities exchange are valued based on their sale price on such exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security (either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. An equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s net asset value is calculated.

          Foreign Investments. Underlying Fund investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of other investments held by a Fund or of the Fund’s net asset value. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees and in accordance with the responsibilities of the Board of Trustees as a whole. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADRs and futures contracts.

          Debt Securities. Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing independent pricing services, except when it is believed that the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the underlying Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.

          All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE UNDERLYING MONEY MARKET FUND

          For the Underlying Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information   B-33

           The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Underlying Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net assetrial dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net assetvalue per share determined from available market quotations. Even if these steps were taken, the Underlying Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by an Underlying Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of an Underlying Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when an Underlying Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from an Underlying Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith using procedures approved by the Board of Trustees. For more information about the Lifecycle Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectuses.

TAX STATUS

          The following discussion of the federal tax status of the Lifecycle Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

          This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

          YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

          Each Lifecycle Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Lifecycle Fund to do, then under the provisions of Subchapter M of the Code the Lifecycle Fund should have little or no liability for federal income taxes. In particular, a Lifecycle Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

B-34  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

          Each Lifecycle Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

          A Lifecycle Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (PTP); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer, or more than 10% of a PTP’s equity securities, and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more PTPs.

          If for any taxable year a Lifecycle Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

EQUALIZATION ACCOUNTING

          Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

          A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the twelve months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

          To the extent provided in the Code and regulations thereunder, a Lifecycle Fund may carry forward capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

INVESTMENTS IN FOREIGN SECURITIES

          Investment income received from sources within foreign countries, or capital gains earned by a Lifecycle or Underlying Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

          If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Lifecycle or Underlying Funds may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Trust will report to the shareholders of the Lifecycle Fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

          If a Lifecycle or Underlying Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distribu-

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-35

tions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          Foreign exchange gains and losses realized by a Lifecycle or Underlying Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future United States Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

          Each Lifecycle or Underlying Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

          A Lifecycle or Underlying Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

          The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Lifecycle or Underlying Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

SHAREHOLDER TAXATION

          The following discussion of certain federal income tax issues of shareholders of the Lifecycle Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

DISTRIBUTIONS

          Distributions of a Lifecycle Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

          At the Trust’s option, the Trust may cause a Lifecycle Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that

B-36  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Trust expects a Lifecycle Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a Lifecycle Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

          An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Lifecycle Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

          Individual shareholders may be eligible to treat a portion of a Lifecycle Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any of its distributions by a Fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. A Lifecycle Fund may receive qualified dividend income to the extent it receives qualifying distributions from Underlying Funds and meets certain holding period requirements with respect to the Underlying Fund. In order to constitute qualified dividend income to an Underlying Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Underlying Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2011. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to taxation at ordinary income rates.

DIVIDENDS-RECEIVED DEDUCTION

          The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income from Underlying Funds during the taxable year. Capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Funds, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds ▪ Statement of Additional Information  B-37

GAINS AND LOSSES ON REDEMPTIONS

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Lifecycle Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

          In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Lifecycle Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the Prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

          In general, individual shareholders currently are subject to a maximum federal income tax rate of 15% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. These maximum rates on long-term capital gains apply to taxable years beginning prior to January 1, 2011. Without additional Congressional action, the maximum rate of tax on long-term capital gains for taxable years beginning on or after such date will be 20% (or 10% in the case of individual investors who are in the 10% or 15% tax bracket). Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

          Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

          The Lifecycle Funds send to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

          The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Funds with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder who is identified by the IRS in a notice to the Funds as having failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

          Shares held in custody accounts as permitted by Code Sections 403(b) (7) and 408 (IRAs), are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions.

          Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

BROKERAGE ALLOCATION

          Each Lifecycle Fund will purchase and sell the principal portion of its portfolio securities (i.e., shares of the Underlying Funds) by dealing directly with the issuer — the Underlying Funds. As such, the Lifecycle Funds incur minimal brokerage commissions. The Lifecycle Funds incurred no brokerage commissions in 2008.

          Advisors is responsible for decisions to buy and sell securities for the Underlying Funds as well as for selecting brokers and,

B-38 Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Underlying Fund, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Advisors deems the purchase or sale of a security to be in the best interests of an Underlying Fund, its personnel also may, consistent with their fiduciary obligations, decide to either buy or sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The evaluation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients.

          Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Underlying Funds and its other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          Research or services obtained for one Underlying Fund may be used by Advisors in managing other Underlying Funds and other investment company clients and advisory clients of Advisors. If such research or services are obtained for cash and not through the allocation of brokerage commissions, then the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Underlying Funds. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. If such research or services are obtained for cash, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the Trust.

          Information about the amounts of commissions paid by the Underlying Funds is included in the SAI for the Underlying Funds.

DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the Underlying Funds have adopted a policy prohibiting the Funds to compensate brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Underlying Funds.

LEGAL MATTERS

          All matters of applicable state law pertaining to the Lifecycle Funds have been passed upon by Jonathan Feigelson, Senior Vice President and Acting General Counsel of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

EXPERTS

          The financial statements for the fiscal year ended September 30, 2008 incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

          The financial statements of the Lifecycle Funds are incorporated herein by reference to the Trust’s report on Form N-CSR for the fiscal year ended September 30, 2008, which contains the Lifecycle Funds’ Annual Report. These financial statements have been filed with the SEC and the reports have been provided to all shareholders. The Funds will furnish you, without charge, another copy of the Annual Report on request.

TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds  ▪ Statement of Additional Information  B-39

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

B-40	I. Introduction: Historical Perspective

B-41	II. Shareholder Rights

B-41	III. Director Elections — Majority Voting

B-42	IV. The Board of Directors

B-42	V. Board Structure and Processes
B-42	A. Board Membership
B-43	B. Board Responsibilities
B-43	C. Board Operation and Organization

B-45	VI. Executive Compensation
B-46	A. Equity-Based Compensation
B-46	B. Perquisites
B-46	C. Supplemental Executive Retirement Plans
B-46	D. Executive Contracts

B-47	VII. TIAA-CREF Corporate Governance Program
B-47	A. Engagement Policy and Practices
B-47	B. Proxy Voting
B-47	C. Influencing Public Policy and Regulation
B-47	D. Divestment

B-47	VIII. International Governance

B-48	IX. Environmental and Social Issues

B-49	X. Securities Lending Policy

B-49	APPENDIX A: Proxy Voting Guidelines
B-49	Guidelines for Board-Related Issues
B-50	Guidelines for Other Governance Issues
B-50	Guidelines for Compensation Issues
B-51	Guidelines for Environmental and Social Issues

I. Introduction; Historical Perspective

          The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

          TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

          TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

          TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

          TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account, which is screened using various KLD Indices, invests only in companies that meet specified environmental, social and governance criteria.

          In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

          TIAA-CREF recognizes that corporate governance standards must balance two goals — protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

          This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including

B-40  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

          Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

          TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

          This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

          As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide anti-takeover protection or otherwise reduce shareholder rights.

9.

Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections — Majority Voting

          As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

          Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

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          TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

          The TIAA and CREF boards have adopted the following policy on director elections:

          TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

          The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

          To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

          Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

          TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors” on Pages 48 and 49). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

          A. Board Membership

          1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

          The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

          An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

           Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

          2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

          3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

          4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

          5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which

B-42  Statement of Additional Information ▪ TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds

shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

          6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

          7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

          8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

          9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

          B. Board Responsibilities

          1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

          2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

          3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

          The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

          The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

          4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

          C. Board Operation and Organization

          1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

          2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

          3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

          4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

          5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

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          6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

          Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

          For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

          Committee Structure. Under existing regulations, boards are required to establish three standing committees — an audit committee, a compensation committee and a nominating/governance committee — all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

          Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

          Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

          Each committee should have the power to hire independent experts and advisors.

          Each committee should report to the full board on the issues and decisions for which it is responsible.

          Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

          The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

          The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

          The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

          The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

          The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

          The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

          In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the

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Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

          The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

          The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

          The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice. The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

          As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis (CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

          In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

          Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

          Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.

Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.

In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.

Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.

Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

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          A. Equity-Based Compensation

          Oversight of Equity-Based Plans

           While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

          Composition of Equity-Based Plans

           In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.

Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.

Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.

Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

          B. Perquisites

          When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

          C. Supplemental Executive Retirement Plans

           Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.

Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

          D. Executive Contracts

          Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unintended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

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VII. TIAA-CREF Corporate Governance Program

          TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

           A. Engagement Policy and Practices

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

          TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

          Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

          B. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

          TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement, are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third-party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

          C. Influencing Public Policy and Regulation

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

          D. Divestment

          TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. In addition, divestment is not an option in segments of our portfolio that track market indices, as we are required to invest in all companies included in an index. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

          As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from actively managed accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

          With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the

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most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

          We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

          TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

          TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

          In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

          We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifi-cations, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•

In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

          TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of

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these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

          TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

          While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

          Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

          TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities — acting as responsible owners while maximizing value — can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict — whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

          To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

          Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

          Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

          TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

          The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

          We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

          Where appropriate, we will accompany our vote with a letter of explanation.

Guidelines for Board-Related Issues

          Policy Governing Votes on Directors:

          TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

          In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote

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against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

          Majority Vote for the Election of Directors:

          General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

          Proxy Access Proposals:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

          Reimbursement of Expenses for Dissident Shareholder Nominees:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

          Annual Election of Directors:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

          Cumulative Voting:

          General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

          Separation of Chairman and Chief Executive Officer:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

          Ratification of Auditor:

          General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

          Supermajority Vote Requirements:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

          Dual-Class Common Stock and Unequal Voting Rights:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

          Antitakeover Devices (Poison Pills):

          General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescision of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for anti-takeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

          TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

          Reincorporation:

          General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

          Equity-Based Compensation Plans:

          General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

          Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

          Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

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•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

          Performance-Based Equity Compensation:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

          Advisory Vote on Compensation Disclosure:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

          Limits on Executive Compensation:

          General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

          Clawback Policies:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

          Golden Parachutes:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

          Supplemental Executive Retirement Plans:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

          As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

          Environment

          Global Warming and Climate Change:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

          Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

          Use of Natural Resources:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

          Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

          Impact on Community:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

          Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

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          Human Rights

          Human Rights Code of Conduct and Global Labor Standards:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

          Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

          Community

          Corporate Response to Global Health Risks:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

          Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

          Corporate Political Influence:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

          Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

          Corporate Philanthropy:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

          Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

          Diversity

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

          Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

          Product Responsibility

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

          Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

          Tobacco

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

          Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability risk.

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A10950 (2/09)

OTHER INFORMATION

Item 23.		Exhibits

(a)	(1)	Declaration of Trust, dated as of April 15, 1999.1/

	(2)	Declaration of Trust, dated as of April 15, 1999, as amended to add the TIAA-CREF Lifecycle Funds (the “Lifecycle Funds”). 6/

	(3)	Form of Amendment dated December 7, 2005 to the Declaration of Trust dated April 15, 1999.9/

	(4)	Form of Amendment dated February 14, 2006 to the Declaration of Trust dated April 15, 1999. 9/

	(5)	Amendment dated August 7, 2006 to the Declaration of Trust. 10/

	(6)	Amendment dated October 2, 2006 to the Declaration of Trust. 10/

	(7)	Amendment dated July 17, 2007 to the Declaration of Trust. 13/

	(8)	Amendment dated August 29, 2008 to the Declaration of Trust. 15/

(b)	Registrant has adopted no bylaws.

(c)	The relevant portions of Registrant’s Declaration of Trust are incorporated herein by reference to Exhibit (a) above.

(d)	(1)	Investment Management Agreement by and between Registrant and Teachers Advisors, Inc. (“Advisors”), dated as of June 1, 1999.2/

	(2)	Amendment to the Investment Management Agreement by and between Registrant and Advisors, dated as of September 3, 2002. 4/

	(3)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, dated as of February 1, 2004. 5/

	(4)	Amendment to Investment Management Agreement by and between Registrant and Advisors, dated as of October 1, 2004, for the Lifecycle Funds. 6/

	(5)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, dated as of February 1, 2005. 7/

	(6)	Form of Investment Management Agreement by and between the Registrant and Advisors, effective February 1, 2006. 8/

	(7)	Form of Expense Reimbursement Agreement by and between the Registrant and Advisors, regarding the Growth Equity Fund dated as of February 1, 2006.8/

	(8)	Form of Expense Reimbursement Agreement between Registrant and Advisors effective February 1, 2006. 8/

	(9)	Form of Fee Waiver for Growth & Income Fund and Lifecycle Funds effective February 1, 2006. 8/

	(10)	Form of Amendment dated March 31, 2006 to the Investment Management Agreement by and between the Registrant and Advisors dated as of February 1, 2006. 9/

	(11)	Form of Amendment dated March 31, 2006 to the Expense Reimbursement Agreement by and between the Registrant and Advisors dated as of February 1, 2006. 9/

	(12)	Form of Amendment dated March 31, 2006 to the Fee Waiver Agreement for Certain TIAA-CREF Institutional Mutual Funds. 9/

	(13)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 10/

	(14)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Expense Reimbursement Agreement. 10/

	(15)	Form of Amendment dated May 16, 2006 to the February 1, 2006 Fee Waiver for Growth & Income Fund and Lifecycle Funds. 10/

	(16)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Fee Waiver Agreement for Certain TIAA-CREF Institutional Mutual Funds. 10/

	(17)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 10/

	(18)	Form of Amendment dated December 1, 2006 to the February 1, 2006 Expense Reimbursement Agreement. 10/

	(19)	Form of Amendment dated December 6, 2006 to the February 1, 2006 Expense Reimbursement Agreement regarding the Retirement Class of the Lifecycle Funds. 10/

	(20)	Form of Amendment dated January 17, 2007 to the Expense Reimbursement Agreement dated February 1, 2006. 10/

	(21)	Form of Amendment dated November 30, 2007 to the Investment Management Agreement between Registrant and Advisors dated February 1, 2006. 13/

	(22)	Form of Amendment dated November 30, 2007 to the February 1, 2006 Fee Waiver. 13/

	(23)	Form of Amendment dated November 30, 2007 to the Expense Reimbursement Agreement by and between the Registrant and Advisors dated as of February 1, 2007. 13/

	(24)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Expense Reimbursement Agreement regarding the Growth Equity Fund. 14/

	(25)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Expense Reimbursement Agreement. 14/

	(26)	Form of Amendment dated February 1, 2008 to the February 1, 2006 Fee Waiver for Growth & Income Fund and Lifecycle Funds. 14/

	(27)	Form of Sixth Amendment dated February 1, 2009 to the February 1, 2006 Fee Waiver Agreement for the TIAA-CREF Lifecycle Funds.*

	(28)	Form of Fourth Amendment dated February 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for TIAA-CREF Growth Equity Fund.*

	(29)	Form of Eighth Amendment dated February 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for the TIAA-CREF Funds.*

(e)	(1)	Distribution Agreement by and between Registrant and Teachers Personal Investors Services, Inc. (“TPIS”), dated as of June 1, 1999.2/

	(2)	Selling Agreement by and between TPIS and TIAA-CREF Individual & Institutional Services, LLC (“Services”), dated as of June 1, 1999.3/

	(3)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of September 3, 2002. 4/

	(4)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 1, 2004, for the Lifecycle Funds. 6/

	(5)	Amendment to Distribution Agreement by and between Registrant and TPIS, dated as of October 19, 2004. 7/

(f)	(1)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Long-Term Compensation Plan, as of January 1, 1998, as amended. 5/

	(2)	TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds Non-Employee Trustee, Deferred Compensation Plan, as of June 1, 1998, as amended. 5/

	(3)	Non-Employee Trustee and Member Long-Term Compensation Plan, dated January 1, 2008. 14/

	(4)	Non-Employee Trustee and Member Deferred Compensation Plan, dated January 1, 2008. 14/

(g)	(1)	Custodian Agreement by and between Registrant and State Street Bank and Trust Company (“State Street”), dated as of June 11, 1999.3/

	(2)	Custodian Agreement by and between Registrant and JPMorgan Chase Bank (“JPMorgan”), dated as of July 1, 2002. 4/

	(3)	Amendment to the Custodian Agreement by and between Registrant and JPMorgan, dated August 26, 2002. 4/

	(4)	Form of Master Custodian Agreement by and between Registrant and State Street Bank and Trust Company dated November 20, 2007. 13/

(h)	(1)	Administration Agreement by and between Registrant and State Street, dated as of July 1, 1999.3/

	(2)	Transfer Agency Agreement by and between Registrant and Boston Financial Data Services, Inc. (“BFDS”), dated as of July 1, 1999.3/

	(3)	Transfer Agency and Service Agreement by and between Registrant and BFDS, dated as of July 1, 2002. 4/

	(4)	Service Agreement by and between Registrant and Advisors, dated as of May 22, 2002, as amended February 19, 2003 5/, October 1, 2004, for the Lifecycle Funds 6/ and October 19, 2004. 7/

	(5)	Form of Retirement Class Service Agreement by and between Registrant and Advisors dated as of February 1, 2006. 8/

	(6)	Form of Amendment dated March 31, 2006 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 9/

	(7)	Form of Transfer Agency Agreement by and between Registrant and BFDS, dated September 1, 2004. 12/

	(8)	Form of Amendment dated November 30, 2007 to the Retirement Class Service Agreement by and between Registrant and Advisors with respect to Funds that offer Retirement Class Shares dated as of February 1, 2006. 13/

	(9)	Form of Investment Accounting Agreement by and between Registrant and State Street Bank and Trust Company dated November 20, 2007. 13/

(i)	Opinion and Consent of Jonathan Feigelson, Esq.*

(j)	(1)	Consent of Dechert LLP.*

	(2)	Consent of PricewaterhouseCoopers LLP for the TIAA-CREF Funds.*

	(3)	Consent of PricewaterhouseCoopers LLP for the TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds.*

(k)	Not applicable.

(l)	(1)	Seed Money Agreement by and between Registrant and Teachers Insurance and Annuity Association of America (“TIAA”), dated as of June 1, 1999.3/

	(2)	Seed Money Agreement by and between Registrant and TIAA, dated as of August 1, 2002. 4/

	(3)	Seed Money Agreement by and between Registrant and TIAA, dated as of October 1, 2004, for the Lifecycle Funds.6/

	(4)	Seed Money Agreement by and between Registrant and TIAA, dated as of March 31, 2006, for the Large Cap Growth Fund, High-Yield Fund II, Bond Plus Fund II, Short-Term Bond Fund II, Tax-Exempt Bond Fund II, Managed Allocation Fund II, International Equity Fund, Growth & Income Fund, Equity Index Fund, Social Choice Equity Fund, Bond Fund, Inflation-Linked Bond Fund, and Money Market Fund.9/

	(5)	Form of Seed Money Agreement by and between Registrant and TIAA, dated as of January 17, 2007 for the Institutional Class of the Lifecycle Funds. 10/

	(6)	Form of Seed Money Agreement by and between Registrant and TIAA, dated November 30, 2007 for the Lifecycle 2045, Lifecycle 2050 and Lifecycle Retirement Income Funds and the Enhanced Large-Cap Growth Index, Enhanced Large-Cap Value Index and Enhanced International Equity Index Funds. 13/

(m)	(1)	Distribution Plan for the Lifecycle Funds of Registrant adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”), dated October 1, 2004.6/

	(2)	Distribution Plan for Retail Class Shares of Registrant, adopted pursuant to Rule 12b-1 of the 1940 Act, dated as of February 1, 2006.8/

	(3)	Suspension of Distribution Plan Reimbursement Agreement by and between Registrant and TPIS dated effective February 1, 2006. 8/

	(4)	Form of Amendment dated March 31, 2006 to the Distribution Plan for the Retail Shares of Registrant adopted pursuant to Rule 12-1 of the 1940 Act, dated February 1, 2006. 9/

	(5)	Form of Amendment dated March 31, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 9/

	(6)	Form of Amendment dated May 16, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 10/

	(7)	Form of Amendment dated December 1, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 11/

	(8)	Form of Amendment dated November 30, 2007 to the Distribution Plan for the Retail Shares of Registrant adopted pursuant to Rule 12-1 of the 1940 Act, dated October 1, 2004. 13/

	(9)	Form of Distribution Plan for Lifecycle Retail Class Shares of Registrant adopted pursuant to Rule 12b-1 of the 1940 Act, dated November 30, 2007. 13/

	(10)	Form of Amendment dated November 30, 2007 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2006. 13/

	(11)	Form of Amendment dated December 1, 2006 to the Suspension of Distribution Plan Reimbursement Agreement by and between the Funds and TPIS effective February 1, 2008. 14/

	(12)	Form of Sixth Amendment dated February 1, 2009 to the February 1, 2006 Agreement to Suspend Distribution Plans for TIAA-CREF Funds.*

(n)	(1)	Multiple Class Plan of Registrant adopted pursuant to Rule 18f-3 of the 1940 Act. 4/

	(2)	Form of Amended and Restated Multiple Class Plan effective February 14, 2006. 9/

	(3)	Form of Multiple Class Plan adopted pursuant to Rule 18f-3 of the 1940 Act with respect to the Lifecycle Funds effective January 17, 2007. 10/

	(4)	Form of Amendment dated November 30, 2007 to the Multiple Class (18f-3) Plan for the Lifecycle Funds. 13/

(p)	Policy Statement on Personal Trading (For Non-Restricted Areas). 6/

1/	Incorporated herein by reference to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on April 20, 1999.

2/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 11, 1999.

3/	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on June 24, 1999.

4/	Incorporated herein by reference to Post-Effective Amendment No. 5 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 27, 2002.

5/	Incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 30, 2004.

6/	Incorporated herein by reference to Post-Effective Amendment No. 11 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 30, 2004.

7/	Incorporated herein by reference to Post-Effective Amendment No. 13 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 31, 2005.

8/	Incorporated herein by reference to Post-Effective Amendment No. 16 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 1, 2006.

9/	Incorporated herein by reference to Post-Effective Amendment No. 19 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on March 31, 2006.

10/	Incorporated herein by reference to Post-Effective Amendment No. 20 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 17, 2007.

11/	Incorporated herein by reference to Post-Effective Amendment No. 22 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on February 23, 2007.

12/	Incorporated herein by reference to Post-Effective Amendment No. 24 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on September 30, 2007.

13/	Incorporated herein by reference to Post-Effective Amendment No. 26 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on November 30, 2007.

14/	Incorporated herein by reference to Post-Effective Amendment No. 27 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on January 28, 2008.

15/	Incorporated herein by reference to Post-Effective Amendment No. 28 to the initial registration statement on Form N-1A (File No. 333-76651) as filed with the Commission on November 21, 2008.

* Filed herewith.

Item 24.      Persons Controlled by or Under Common Control with the Fund

     The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF mutual funds, each of which has Teachers Advisors or an affiliate as its investment adviser. In addition, the Registrant and the other TIAA-CREF mutual funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF mutual funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 25.      Indemnification

     As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated as of April 15, 1999 (the “Declaration”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the “DSTA”) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration expressly provides that it has been organized under the DSTA and that the Declaration is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

     To protect Registrant’s shareholders against the risk of personal liability, the Declaration (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its trustees; (ii) provides for the indemnification out of Registrant’s property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

     The Declaration further provides that Registrant shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of Registrant. The Declaration does not authorize Registrant to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.      Business and Other Connections of the Investment Adviser

     Advisors also provides investment management services to the TIAA-CREF Life Funds, TIAA Separate Account VA-1 and certain unregistered pools. The directors of Advisors are Scott C. Evans, Erwin W. Martens, Georganne Proctor, Brian Bohaty, Jamie DePeau and Nancy Heller, who are also Managers of TIAA-CREF Investment Management, LLC, which is a wholly owned investment adviser subsidiary of TIAA and manages the investment accounts of the College Retirement Equities Fund (“CREF”), and which is also located at 730 Third Avenue, New York, NY 10017-3206.

Item 27.      Principal Underwriters

     TPIS acts as the principal underwriter for the Registrant. TPIS also acts as the principal underwriter for TIAA Separate Account VA-1 and the TIAA-CREF Life Funds, as well as for certain separate accounts of TIAA-CREF Life Insurance Company that offer variable products. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD, as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

Item 28.      Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918 and CitiStorage, 5 North 11th Street, Brooklyn, NY 11211.

Item 29.      Management Services

Not Applicable.

Item 30.      Undertakings

Not Applicable.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Funds certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 28th day of January, 2009.

TIAA-CREF FUNDS

By: /s/ Scott C. Evans
Name: Scott C. Evans
Title: Principal Executive Officer and President

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Scott C. Evans	Principal Executive Officer and President	January 28, 2009
Scott C. Evans	(Principal Executive Officer)

/s/ Phillip G. Goff	Principal Financial Officer,	January 28, 2009
Phillip G. Goff	Principal Accounting Officer and Treasurer
(Principal Financial and Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*	January 28, 2009	*	January 28, 2009
Forrest Berkley		Nancy L. Jacobs

*	January 28, 2009	*	January 28, 2009
Nancy Eckl		Bridget A. Macaskill

*	January 28, 2009	*	January 28, 2009
Eugene Flood, Jr.		James M. Poterba

*	January 28, 2009	*	January 28, 2009
Michael A. Forrester		Maceo K. Sloan

*	January 28, 2009	*	January 28, 2009
Howell E. Jackson		Laura T. Starks

/s/ Stewart P. Greene	January 28, 2009
Stewart P. Greene
as attorney-in-fact

* Signed by Stewart P. Greene pursuant to powers of attorney previously filed with the SEC.

EXHIBIT INDEX

(d)(27)	Form of Sixth Amendment dated February 1, 2009 to the February 1, 2006 Fee Waiver Agreement for the TIAA-CREF Lifecycle Funds.

(d)(28)	Form of Fourth Amendment dated February 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for TIAA-CREF Growth Equity Fund.

(d)(29)	Form of Eighth Amendment dated February 1, 2009 to the February 1, 2006 Expense Reimbursement Agreement for the TIAA-CREF Funds.

(i)	Opinion and Consent of Jonathan Feigelson, Esq.

(j)(1)	Consent of Dechert LLP.

(j)(2)	Consent of PricewaterhouseCoopers LLP for the TIAA-CREF Funds.

(j)(3)	Consent of PricewaterhouseCoopers LLP for the TIAA-CREF Lifecycle Funds of the TIAA-CREF Funds.

(m)(12)	Form of Sixth Amendment dated February 1, 2009 to the February 1, 2006 Agreement to Suspend Distribution Plans for TIAA-CREF Funds.